UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-21145

SPDR® INDEX SHARES FUNDS

(Exact name of registrant as specified in charter)
One Lincoln Street, Boston, Massachusetts 02111

(Address of principal executive offices) (zip code)

(Name and Address of Agent for Service)	Copy to:

Ryan M. Louvar, Esq. State Street Bank and Trust Company One Lincoln Street/CPH0326 Boston, MA 02111	W. John McGuire, Esq. Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, N.W. Washington, DC 20004
Registrant’s telephone number, including area code: (866) 787-2257
Date of fiscal year end: September 30
Date of reporting period: September 30, 2011

Item 1. Reports to Shareholders.

SPDR® Index Shares Funds Annual Report September 30, 2011 Precise in a world that isn’t. SM ®

TABLE OF CONTENTS

President’s Letter to Shareholders	1
Management’s Discussions of Fund Performance and Portfolio Summaries .	2
SPDR STOXX Europe 50® ETF (FEU)	2
SPDR EURO STOXX 50® ETF (FEZ)	6
SPDR S&P® Emerging Asia Pacific ETF (GMF)	10
SPDR S&P Russia ETF (RBL)	14
SPDR S&P China ETF (GXC)	18
SPDR S&P Emerging Markets ETF (GMM)	22
SPDR S&P Emerging Markets Dividend ETF (EDIV)	26
SPDR S&P BRIC 40 ETF (BIK)	30
SPDR S&P Emerging Europe ETF (GUR)	34
SPDR S&P Emerging Latin America ETF (GML)	38
SPDR S&P Emerging Middle East & Africa ETF (GAF)	42
SPDR S&P World ex-US ETF (GWL)	46
SPDR S&P International Small Cap ETF (GWX)	50
SPDR Dow Jones International Real Estate ETF (RWX)	54
SPDR FTSE/Macquarie Global Infrastructure 100 ETF (GII)	59
SPDR S&P Global Natural Resources ETF (GNR)	63
SPDR MSCI ACWI ex-US ETF (CWI)	67
SPDR Russell/Nomura PRIMETM Japan ETF (JPP)	71
SPDR Russell/Nomura Small CapTM Japan ETF (JSC)	75
SPDR S&P International Dividend ETF (DWX)	79
SPDR S&P International Mid Cap ETF (MDD)	83
SPDR S&P Emerging Markets Small Cap ETF (EWX)	87
SPDR Dow Jones Global Real Estate ETF (RWO)	91
SPDR S&P International Consumer Discretionary Sector ETF (IPD)	96
SPDR S&P International Consumer Staples Sector ETF (IPS)	100
SPDR S&P International Energy Sector ETF (IPW)	104
SPDR S&P International Financial Sector ETF (IPF)	108
SPDR S&P International Health Care Sector ETF (IRY)	112
SPDR S&P International Industrial Sector ETF (IPN)	116
SPDR S&P International Materials Sector ETF (IRV)	120
SPDR S&P International Technology Sector ETF (IPK)	124
SPDR S&P International Telecommunications Sector ETF (IST)	128
SPDR S&P International Utilities Sector ETF (IPU)	132
Schedules of Investments
SPDR STOXX Europe 50 ETF (FEU)	136
SPDR EURO STOXX 50 ETF (FEZ)	137
SPDR S&P Emerging Asia Pacific ETF (GMF)	138
SPDR S&P Russia ETF (RBL)	142
SPDR S&P China ETF (GXC)	143
SPDR S&P Emerging Markets ETF (GMM)	148

SPDR S&P Emerging Markets Dividend ETF (EDIV)	155
SPDR S&P BRIC 40 ETF (BIK)	157
SPDR S&P Emerging Europe ETF (GUR)	158
SPDR S&P Emerging Latin America ETF (GML)	160
SPDR S&P Emerging Middle East & Africa ETF (GAF)	162
SPDR S&P World ex-US ETF (GWL)	164
SPDR S&P International Small Cap ETF (GWX)	171
SPDR Dow Jones International Real Estate ETF (RWX)	179
SPDR FTSE/Macquarie Global Infrastructure 100 ETF (GII)	181
SPDR S&P Global Natural Resources ETF (GNR)	183
SPDR MSCI ACWI ex-US ETF (CWI)	185
SPDR Russell/Nomura PRIME Japan ETF (JPP)	192
SPDR Russell/Nomura Small Cap Japan ETF (JSC)	197
SPDR S&P International Dividend ETF (DWX)	202
SPDR S&P International Mid Cap ETF (MDD)	204
SPDR S&P Emerging Markets Small Cap ETF (EWX)	209
SPDR Dow Jones Global Real Estate ETF (RWO)	219
SPDR S&P International Consumer Discretionary Sector ETF (IPD)	222
SPDR S&P International Consumer Staples Sector ETF (IPS)	224
SPDR S&P International Energy Sector ETF (IPW)	226
SPDR S&P International Financial Sector ETF (IPF)	228
SPDR S&P International Health Care Sector ETF (IRY)	230
SPDR S&P International Industrial Sector ETF (IPN)	232
SPDR S&P International Materials Sector ETF (IRV)	234
SPDR S&P International Technology Sector ETF (IPK)	236
SPDR S&P International Telecommunications Sector ETF (IST)	238
SPDR S&P International Utilities Sector ETF (IPU)	240
Financial Statements	242
Financial Highlights	268
Notes to Financial Statements	290
Report of Independent Registered Public Accounting Firm	312
Other Information	313

President’s Letter to Shareholders

Dear Shareholder:

We are pleased to provide you with the Annual Report for the SPDR Index Shares Funds for the fiscal year ended September 30, 2011, along with Management’s Discussion and Analysis of each of the SPDR Index Shares Funds. My colleagues and I take great pride in State Street’s heritage as a pioneer of Exchange Traded Funds (ETFs). We hope that you will find the enclosed information helpful as you review your portfolio.

The SPDR Index Shares Funds continue to allow investors to precisely target these opportunities across a spectrum of global market benchmarks and industries. Furthermore, ETFs feature low costs, flexibility, transparency, tax efficiency and access to hard to reach asset classes that continue to resonate with investors in today’s fragile global markets.

We thank you for the confidence you have placed in the SPDR Index Shares Funds and we pledge to continue to support you with the exceptional products and services you need to help you achieve your investment goals.

Sincerely,

James Ross
President

SPDR STOXX Europe 50 ETF —
Management’s Discussion of Fund Performance

The SPDR® STOXX Europe 50 ETF (the “Fund”) seeks to replicate as closely as possible, before expenses, the price and yield performance of the STOXX Europe 50 Index (the “Index”). In seeking this objective, the Fund uses a replication strategy designed to track the price and yield performance of the STOXX Europe 50 Index.

For the 12-month period ended September 30, 2011 (the “Reporting Period”), the total return for the Fund was −11.37%, and the total return for the Index was −11.53%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to fund expenses and slight variations between the Fund’s holdings and the Index constituents.

Worrisome military tensions on the Korean peninsula and lingering debt concerns in Europe loomed as recurring threats to investor sentiment. Turmoil in Libya and other Arab nations kept oil prices on the move. Concerns about U.S. jobs, European bonds, and global trade reinforced the sense of caution even before a record earthquake struck off northeastern Japan. Deepening credit woes in peripheral Europe and the tragic devastation in Japan left many developed markets with losses in March. The killing of notorious terrorist Osama bin Laden created excessive enthusiasm among investors who had to contend with less amicable economic indicators as well as with nervous sovereign bond markets that took little comfort from evolving approaches to stabilizing Greek finances. Hopes stayed high that expanded financial support for troubled eurozone sovereigns would mitigate the impact of fiscal austerity initiatives. A credit downgrade of U.S. debt highlighted the lack of budget flexibility available to even the largest western governments. Business confidence in Germany retreated steadily from early 2011 highs, echoed by similar declines in other European countries. Just as commodity prices were beginning to ease off, raising hopes that developing countries might be ready to loosen policy a bit, foreign exchange instability arrived as an unexpected threat to price behavior.

The financial sector weighed heavy on the Fund. All financial stocks in the Fund lost ground during the year with the largest declines in UniCredit SpA, Societe Generale, and Intesa Sanpaolo SpA. On the positive side consumer staples were a bright spot with British American Tobacco PLC and Diageo PLC leading the way.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

SPDR STOXX Europe 50 ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (10/15/02, 10/21/02, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR STOXX Europe 50 ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2011 is 0.29%.

PERFORMANCE AS OF SEPTEMBER 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	STOXX EUROPE	NET ASSET	MARKET	STOXX EUROPE
	VALUE	VALUE	50 INDEX	VALUE	VALUE	50 INDEX

ONE YEAR	−11.37%	−12.48%	−11.53%	−11.37%	−12.48%	−11.53%

THREE YEARS	−13.01%	−15.65%	−13.15%	−4.54%	−5.51%	−4.59%

FIVE YEARS	−23.56%	−25.10%	−23.73%	−5.23%	−5.62%	−5.27%

SINCE INCEPTION (1)	50.32%	48.09%	51.26%	4.65%	4.48%	4.73%

(1)	For the period October 15, 2002 to September 30, 2011.

SPDR STOXX Europe 50 ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR STOXX Europe 50 ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2011

DESCRIPTION	NESTLE SA	NOVARTIS AG	HSBC HOLDINGS PLC	VODAFONE GROUP PLC	ROCHE HOLDING AG

MARKET VALUE	$1,768,090	1,494,861	1,339,677	1,279,322	1,105,153

% OF NET ASSETS	6.0	5.0	4.5	4.3	3.7

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2011*

PERCENT OF
INDUSTRY**	NET ASSETS

Pharmaceuticals	18.4%
Oil, Gas & Consumable Fuels	14.2
Commercial Banks	11.6
Food Products	9.0
Metals & Mining	5.4
Diversified Telecommunication Services	4.7
Wireless Telecommunication Services	4.3
Capital Markets	3.5
Insurance	3.2
Chemicals	3.0
Beverages	2.9
Tobacco	2.8
Industrial Conglomerates	2.6
Multi-Utilities	2.5
Software	1.5
Food & Staples Retailing	1.5
Electric Utilities	1.4
Electrical Equipment	1.3
Automobiles	1.3
Textiles, Apparel & Luxury Goods	1.2
Specialty Retail	1.0
Communications Equipment	0.9
Diversified Financial Services	0.9
Short Term Investments	0.8
Other Assets & Liabilities	0.1

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs. (Note 2)

SPDR EURO STOXX 50 ETF —
Management’s Discussion of Fund Performance

The SPDR® EURO STOXX 50 ETF (the “Fund”) seeks to replicate as closely as possible, before expenses, the price and yield performance of the EURO STOXX 50 Index (the “Index”). In seeking this objective, the Fund uses a replication strategy designed to track the price and yield performance of the EURO STOXX 50 Index.

For the 12-month period ended September 30, 2011 (the “Reporting Period”), the total return for the Fund was −18.88%, and the total return for the Index was −19.29%. The Fund and Index returns reflect the reinvestment of dividends and other income. The difference in the Fund’s performance relative to the Index during the Reporting Period can be attributed primarily to expenses, cash drag and compounding differences resulting from performance volatility.

Worrisome military tensions on the Korean peninsula and lingering debt concerns in Europe loomed as recurring threats to investor sentiment. Turmoil in Libya and other Arab nations kept oil prices on the move. Concerns about U.S. jobs, European bonds, and global trade reinforced the sense of caution even before a record earthquake struck off northeastern Japan. Deepening credit woes in peripheral Europe and the tragic devastation in Japan left many developed markets with losses in March. The killing of notorious terrorist Osama bin Laden created excessive enthusiasm among investors who had to contend with less amicable economic indicators as well as with nervous sovereign bond markets that took little comfort from evolving approaches to stabilizing Greek finances. Hopes stayed high that expanded financial support for troubled eurozone sovereigns would mitigate the impact of fiscal austerity initiatives. A credit downgrade of U.S. debt highlighted the lack of budget flexibility available to even the largest western governments. Business confidence in Germany retreated steadily from early 2011 highs, echoed by similar declines in other European countries. Just as commodity prices were beginning to ease off, raising hopes that developing countries might be ready to loosen policy a bit, foreign exchange instability arrived as an unexpected threat to price behavior.

The financial sector weighed heavily on the Fund. All financial stocks in the Fund lost ground during the year. On the positive side Unilever NV (the health and wellness business company) led the way followed by the energy company Repsol YPF SA.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

SPDR EURO STOXX 50 ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (10/15/02, 10/21/02, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR EURO STOXX 50 ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2011 is 0.29%.

PERFORMANCE AS OF SEPTEMBER 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	EURO STOXX	NET ASSET	MARKET	EURO STOXX
	VALUE	VALUE	50 INDEX	VALUE	VALUE	50 INDEX

ONE YEAR	−18.88%	−19.76%	−19.29%	−18.88%	−19.76%	−19.29%

THREE YEARS	−23.18%	−25.67%	−24.01%	−8.42%	−9.42%	−8.75%

FIVE YEARS	−29.23%	−30.48%	−30.42%	−6.68%	−7.01%	−7.00%

SINCE INCEPTION (1)	57.88%	55.58%	55.13%	5.23%	5.06%	5.02%

(1)	For the period October 15, 2002 to September 30, 2011.

SPDR EURO STOXX 50 ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR EURO STOXX 50 ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2011

DESCRIPTION	TOTAL SA	SANOFI-AVENTIS SA	SIEMENS AG	TELEFONICA SA	BANCO SANTANDER SA

MARKET VALUE	$6,809,464	5,601,148	5,425,394	5,296,965	4,847,021

% OF NET ASSETS	5.9	4.8	4.7	4.6	4.2

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2011*

PERCENT OF
INDUSTRY**	NET ASSETS

Commercial Banks	12.5%
Diversified Telecommunication Services	10.7
Oil, Gas & Consumable Fuels	9.8
Pharmaceuticals	7.5
Insurance	6.5
Electric Utilities	5.7
Industrial Conglomerates	5.7
Chemicals	5.3
Food Products	5.2
Automobiles	4.8
Multi-Utilities	3.3
Software	2.8
Beverages	2.3
Diversified Financial Services	2.2
Textiles, Apparel & Luxury Goods	2.1
Capital Markets	1.9
Electrical Equipment	1.8
Personal Products	1.4
Construction & Engineering	1.4
Communications Equipment	1.3
Specialty Retail	1.1
Building Products	1.0
Real Estate Investment Trusts	1.0
Metals & Mining	0.9
Food & Staples Retailing	0.8
Construction Materials	0.7
Short Term Investments	1.5
Other Assets & Liabilities	(1.2)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs. ( Note 2)

SPDR S&P Emerging Asia Pacific ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P Emerging Asia Pacific ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the total return performance of an equity index based upon the emerging markets of the Asia Pacific Region. In seeking this objective, the Fund uses a sampling strategy designed to track the total return performance of the S&P Asia Pacific Emerging BMI Index (the “Index”). The Fund also employs futures to maintain market exposure for cash and receivables as well as for market access where direct access is more limited.

For the 12-month period ended September 30, 2011 (the “Reporting Period”), the total return for the Fund was −15.55%, and the total return for the Index was −17.07%. The Fund and Index returns reflect the reinvestment of dividends and other income. The difference in the Fund’s performance relative to the Index during the Reporting Period can be attributed primarily to Fund expenses, compounding differences resulting from performance volatility, cash drag, payment of taxes on dividends which are not reflected in the Index and variations between the Fund’s holdings and the Index constituents due to the Fund’s sampling methodology.

The Asia Pacific region ended 2010 on a positive note with the Index returning 6% in the fourth quarter. The region continued to be resilient to growing uncertainty as to the path of the Chinese economy, the largest market in the region; in particular, investors were increasingly concerned about the ability of the Chinese authorities to restrain inflation while also avoiding the risk of a recession in 2011. In the quarter, inflation in China accelerated to a 5.1% annual rate.

Although the Index returned 0% in the first two quarters of 2011, the region experienced dramatic market volatility on a monthly basis. Since the onset of the continued global economic contraction sparked by the financial crisis in the U.S. beginning in late 2007, monetary policy in Asia has been highly accommodative and inflation throughout the first two quarters of 2011 was accelerating in several countries. The increase in inflation reflects not just increases in the price of food and oil, but also in some countries tighter labor markets and structural factors.

The S&P Emerging Market Asia Pacific finished on a down note as the Index returned −21% in the third quarter of 2011, most of that coming in September return of −13%. The region reflected in part concerns over “double dip” recession in the U.S. and its potential impact on Asian exporters. During this time, Asian policymakers have been preoccupied with controlling inflation which had arisen, in part, because of rising oil and food prices. In general, investors expect further tightening by Asian central banks but volatility in global capital markets may lead them to slow the pace of tightening. Nonetheless, in the quarter, China, India and Thailand all tightened policy.

The largest contributor in the Fund for the year ending September 30, 2011 was Taiwan Semiconductor Manufacturing Co., Ltd. Most of the stock’s appreciation came in December as upward revisions to forecasts for global consumer spending led to share increases in estimates for output in 2011. The largest detractor in the Fund for the year ending September 30, 2011 was China Construction Bank Corp.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

SPDR S&P Emerging Asia Pacific ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (3/20/07, 3/23/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Emerging Asia Pacific ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2011 is 0.59%.

PERFORMANCE AS OF SEPTEMBER 30, 2011

		CUMULATIVE TOTAL RETURN		AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	S&P ASIA PACIFIC	NET ASSET	MARKET	S&P ASIA PACIFIC
	VALUE	VALUE	EMERGING BMI INDEX	VALUE	VALUE	EMERGING BMI INDEX

ONE YEAR	−15.55%	−18.61%	−17.07%	−15.55%	−18.61%	−17.07%

THREE YEARS	31.81%	26.27%	35.35%	9.64%	8.08%	10.62%

SINCE INCEPTION (1)	20.52%	16.21%	20.22%	4.20%	3.37%	4.14%

(1)	For the period March 20, 2007 to September 30, 2011.

SPDR S&P Emerging Asia Pacific ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR S&P Emerging Asia Pacific ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2011

	TAIWAN
	SEMICONDUCTOR		CHINA		RELIANCE
	MANUFACTURING		CONSTRUCTION	PETROCHINA	INDUSTRIES,
DESCRIPTION	CO., LTD. ADR	CHINA MOBILE, LTD.	BANK CORP.	CO., LTD.	LTD. GDR

MARKET VALUE	$17,731,919	14,812,747	12,630,468	9,593,554	9,080,365

% OF NET ASSETS	3.4	2.9	2.4	1.8	1.7

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2011*

PERCENT OF
INDUSTRY**	NET ASSETS

Commercial Banks	15.9%
Oil, Gas & Consumable Fuels	12.2
Semiconductors & Semiconductor Equipment	7.1
Wireless Telecommunication Services	6.3
Computers & Peripherals	3.8
Internet Software & Services	3.6
Electronic Equipment, Instruments & Components	3.6
Insurance	2.9
Metals & Mining	2.9
Automobiles	2.9
Chemicals	2.8
IT Services	2.7
Food Products	2.7
Diversified Telecommunication Services	2.7
Real Estate Management & Development	2.2
Construction Materials	2.2
Hotels, Restaurants & Leisure	1.9
Independent Power Producers & Energy Traders	1.6
Transportation Infrastructure	1.6
Industrial Conglomerates	1.5
Communications Equipment	1.5
Construction & Engineering	1.4
Diversified Financial Services	1.2
Capital Markets	0.9
Electrical Equipment	0.9
Household Products	0.8
Thrifts & Mortgage Finance	0.8
Electric Utilities	0.7
Food & Staples Retailing	0.7
Pharmaceuticals	0.7
Beverages	0.7
Marine	0.6
Tobacco	0.5
Health Care Providers & Services	0.5
Gas Utilities	0.5
Airlines	0.5
Media	0.4
Energy Equipment & Services	0.4
Building Products	0.3
Machinery	0.2
Textiles, Apparel & Luxury Goods	0.2
Household Durables	0.1
Health Care Equipment & Supplies	0.1
Paper & Forest Products	0.0 ***
Short Term Investments	8.0
Other Assets & Liabilities	(5.7)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs, except for Polaris Securities Co., Ltd., which was Level 2 and part of the Capital Markets Industry, ProMOS Technologies, Inc., which was Level 2 and part of the Semiconductors & Semiconductor Equipment Industry, and Taiwan Mobile Co., Ltd., which was Level 2 and part of the Wireless Telecommunication Services Industry, representing 0.09%, 0.00%, and 0.26% of net assets, respectively. (Note 2)
***	Amount represents less than 0.05% of net assets.

SPDR S&P Russia ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P Russia ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an equity index based upon the Russian equity market. In seeking this objective, the Fund uses a sampling strategy designed to track the total return performance of the S&P Russia Capped BMI Index (the “Index”).

For the period ended September 30, 2011 (the “Reporting Period”), the total return for the Fund was −13.58%, and the total return for the Index was −12.92%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to fund expenses and slight variations between the Fund’s holdings and the Index constituents.

After posting positive returns in the first two quarters of this period that took the Index up about 30%, the Russian market fell 34% in the last two quarters, leaving investors with a bumpy ride and about a 13% loss for the entire period. Returns early in the period were helped by firm oil prices; Russia’s energy intensive economy was helped by higher oil prices caused by unrest in the Middle East. A stronger ruble also boosted returns when translated to dollars. In the second half of the period, a combination of global and local issues conspired to drag down sentiment and returns. Expectations for the global economy continued to weaken, led by a number of factors: ongoing challenges in Europe with the peripheral market debt problems; a weak recovery in the United States; turmoil in the Middle East; and concerns about the health of emerging markets. Specific to Russia, investor sentiment soured due to a number of issues: political dynamics surrounding Putin’s return as President-elect; softer energy prices and persistent inflation challenges; and ongoing concerns regarding corporate governance. Risk aversion and market weakness were not a surprise as these factors played out.

At the stock level, there was a wide dispersion of returns as company specific factors played a big role. Uralkali OJSC, a large potash producer, gained significantly as it posted strong earnings and also merged with fellow producer Silvinit. Gazprom OAO, one of the largest energy companies, and Novatek OAO, among other natural resource names, had positive returns that outperformed the market this period. Consumer name Wimm-Bill-Dann Foods OJSC also had strong returns as it was purchased by Pepsico. On the negative side, Sberbank of Russia and Lukoil OAO were among the biggest detractors from performance.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

SPDR S&P Russia ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (03/10/10, 03/11/10, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Russia ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2011 is 0.59%.

PERFORMANCE AS OF SEPTEMBER 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	S&P RUSSIA CAPPED	NET ASSET	MARKET	S&P RUSSIA CAPPED
	VALUE	VALUE	BMI INDEX	VALUE	VALUE	BMI INDEX

ONE YEAR	−13.58%	−15.81%	−12.92%	−13.58%	−15.81%	−12.92%

SINCE INCEPTION (1)	−12.96%	−15.54%	−10.09%	−8.50%	−10.25%	−6.61%

(1)	For the period March 10, 2010 to September 30, 2011.

SPDR S&P Russia ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR S&P Russia ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2011

				MMC NORILSK	NOVATEK
DESCRIPTION	GAZPROM OAO ADR	LUKOIL OAO ADR	SBERBANK OF RUSSIA ADR	NICKEL OJSC ADR	OAO GDR

MARKET VALUE	$8,825,384	4,697,523	3,380,084	2,704,472	1,933,336

% OF NET ASSETS	20.2	10.8	7.8	6.2	4.4

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2011*

PERCENT OF
INDUSTRY**	NET ASSETS

Oil, Gas & Consumable Fuels	49.1%
Metals & Mining	13.4
Commercial Banks	10.3
Wireless Telecommunication Services	6.6
Chemicals	4.7
Food & Staples Retailing	3.6
Diversified Telecommunication Services	3.3
Electric Utilities	2.5
Internet Software & Services	1.3
Pharmaceuticals	1.2
Energy Equipment & Services	1.1
Transportation Infrastructure	0.7
Road & Rail	0.6
Real Estate Management & Development	0.5
Household Durables	0.5
Media	0.3
Short Term Investments	5.5
Other Assets & Liabilities	(5.2)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs. (Note 2)

SPDR S&P China ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P China ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the total return performance of an equity index based upon the Chinese equity market. In seeking this objective, the Fund uses sampling strategy designed to track the total return performance of the S&P China BMI Index (the “Index”).

For the 12-month period ended September 30, 2011 (the “Reporting Period”), the total return for the Fund was −22.95%, and the total return for the Index was −24.40%. The Fund and Index returns reflect the reinvestment of dividends and other income. The difference in the Fund’s performance relative to the Index during the Reporting Period can be attributed primarily to Fund expenses, variations between the Fund’s holdings and the Index constituents due to the Fund’s sampling methodology and payment of taxes on dividends which are not reflected in the Index.

China’s equity market muddled through the first three quarters of the fiscal year with the Index rising 2.75% over that period. The fourth quarter was a dramatic change for the worse. Slowing growth in China, the U.S. and Europe, Chinese inflation, tighter monetary policy and fears of a dramatic slowdown in China’s economy all weighed heavily on the China Index. The benchmark Index fell 26.4% in the final quarter of the Reporting Period, resulting in a loss for the year of 24.40%.

Industrial stocks in the Index were one of the hardest hit areas in the market. Signs of a slowdown in the U.S. economy led to reduced estimates of growth in China which in turn led to declines in the prices of industrial companies. Financial companies (about one third of the benchmark index) were also hard hit. Increased inflation, tightened monetary policy and fears of a real estate bubble in China weighed heavily on the sector. Bank of China, Ltd., China Construction Bank Corp. and Industrial & Commercial Bank all had a negative impact on the Index during the year.

The difficulty was widespread as nine of the ten Global Industry Classification Standard (GICS) sectors fell during the year. Telecommunication companies were the one sector that managed to rise during the period. China Unicom (Hong Kong), Ltd. was a top performer in the Telecom sector. Sina Corp., a large information technology company, also posted a strong gain. Each of these firms was able to buck the overall market trend and helped cushion the Fund and Index against falls in other securities.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

SPDR S&P China ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (3/20/07, 3/23/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P China ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2011 is 0.59%.

PERFORMANCE AS OF SEPTEMBER 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	S&P CHINA	NET ASSET	MARKET	S&P CHINA
	VALUE	VALUE	BMI INDEX	VALUE	VALUE	BMI INDEX

ONE YEAR	−22.95%	−25.63%	−24.40%	−22.95%	−25.63%	−24.40%

THREE YEARS	18.80%	13.79%	20.13%	5.91%	4.40%	6.30%

SINCE INCEPTION (1)	17.46%	13.59%	16.52%	3.61%	2.85%	3.49%

(1)	For the period March 20, 2007 to September 30, 2011.

SPDR S&P China ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR S&P China ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2011

		CHINA CONSTRUCTION		INDUSTRIAL & COMMERCIAL
Description	CHINA MOBILE, LTD.	BANK CORP.	BAIDU, INC. ADR	BANK OF CHINA	CNOOC, LTD.

MARKET VALUE	$52,782,265	43,494,488	30,016,586	27,920,405	27,250,946

% OF NET ASSETs	8.6	7.0	4.9	4.5	4.4

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2011*

PERCENT OF
INDUSTRY**	NET ASSETS

Commercial Banks	18.7%
Oil, Gas & Consumable Fuels	15.9
Internet Software & Services	10.0
Wireless Telecommunication Services	8.5
Insurance	5.8
Real Estate Management & Development	3.9
Food Products	3.8
Diversified Telecommunication Services	3.7
Transportation Infrastructure	2.6
Metals & Mining	2.0
Automobiles	1.9
Independent Power Producers & Energy Traders	1.4
Industrial Conglomerates	1.4
Machinery	1.4
Construction Materials	1.3
Construction & Engineering	1.2
Food & Staples Retailing	1.2
Hotels, Restaurants & Leisure	1.2
Chemicals	1.1
Airlines	1.0
Communications Equipment	1.0
Multiline Retail	0.9
Computers & Peripherals	0.7
Textiles, Apparel & Luxury Goods	0.7
Electrical Equipment	0.7
Health Care Equipment & Supplies	0.7
Marine	0.7
Electronic Equipment, Instruments & Components	0.6
Health Care Providers & Services	0.5
Diversified Consumer Services	0.5
Water Utilities	0.5
Beverages	0.5
Specialty Retail	0.4
Gas Utilities	0.3
Software	0.3
Energy Equipment & Services	0.3
Pharmaceuticals	0.3
Media	0.3
Paper & Forest Products	0.3
Semiconductors & Semiconductor Equipment	0.3
Household Products	0.2
IT Services	0.2
Road & Rail	0.2
Biotechnology	0.1
Auto Components	0.1
Diversified Financial Services	0.1
Short Term Investments	20.9
Other Assets & Liabilities	(20.3)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs except for China Milk Products Group, Ltd., which was Level 2 and part of the Food Products Industry, representing less than 0.05% of net assets. (Note 2)

SPDR S&P Emerging Markets ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P Emerging Markets ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the total return performance of an equity index based upon the emerging markets of the world. In seeking this objective, the Fund uses a sampling strategy to track the total return performance of the S&P Emerging BMI Index (the “Index”). The Fund also employs futures to maintain market exposure for cash and receivables as well as for market access where direct access is either more limited or where futures are a more cost effective way to gain market exposure.

For the 12-month period ended September 30, 2011 (the “Reporting Period”), the total return for the Fund was −16.06%, and the total return for the Index was −17.52%. The Fund and Index returns reflect the reinvestment of dividends and other income. The difference in the Fund’s performance relative to the Index during the Reporting Period can be attributed primarily to expenses, the payment of taxes on dividends which are not reflected in the Index, sampling and the use of American Depository Receipts (ADRs) and Global Depository Receipts (GDRs). The Fund’s derivatives performed as expected and assisted the Fund in tracking its relevant benchmark.

The fiscal year started nicely for the Index. In the first quarter of the year, the Index rose 7.26%. Sovereign debt issues in Europe were temporarily addressed and economic growth in the developed world was expected to continue. The second and third quarter saw some fears creep into markets. The Index rose slightly in the second quarter and fell by a slight amount in the third quarter. Slowing economies in China, Japan (partially due to a massive earthquake and tsunami) and the U.S. weighed on the global economy and stoked fears of a global economic slump.

In the final quarter of the Reporting Period, anxiety took hold of equity markets, but the impact was more pronounced in the emerging markets. The Index fell nearly 22.5% in the quarter. The sovereign crisis of Europe was in full force again. In China, fears of significantly lower growth, tighter monetary policy, and high inflation led to a sharp decline in that market. In Brazil, taxes had been levied in order to slow the appreciation of the Real, but in September the currency fell significantly relative to the dollar in a single month. Globally investors appeared to be reducing portfolio risk and hence selling emerging markets.

The financial sector accounts for the largest portion of the Index, averaging about 24% during the year. This sector fell significantly during the year, accounting for a large portion of the fall in the overall index. Exchange rate woes, tighter monetary policy, European sovereign issues and Chinese real estate bubble concerns all weighed on these companies during the period. Industrials suffered the largest decline over the past year. Many of these companies export products to the developed world and the weakening economies in the developed markets led to lower expected sales and profits for exporters in the emerging world. All ten sectors were negative for the year, and only consumer staples and telecoms (both down slightly) managed to avoid double digit slumps.

Three large Chinese Banks combined to shave a small amount off the Index, which were Bank of China, Ltd., China Construction Bank Corp. and Industrial & Commercial Bank of China. Inflation, increased reserve requirements, fears of a recession and concerns about the local property market all impacted these firms. In Brazil, banking giant Itau Unibanco Holding SA dropped as well as materials giant Companhia Vale Do Rio Doce’s two share classes. The drop in the Brazilian currency explains much of the impact in these securities.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

SPDR S&P Emerging Markets ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (3/20/07, 3/23/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Emerging Markets ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2011 is 0.59%.

PERFORMANCE AS OF SEPTEMBER 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	S&P EMERGING BMI	NET ASSET	MARKET	S&P EMERGING BMI
	VALUE	VALUE	INDEX	VALUE	VALUE	INDEX

ONE YEAR	−16.06%	−18.11%	−17.52%	−16.06%	−18.11%	−17.52%

THREE YEARS	19.16%	15.46%	22.73%	6.02%	4.91%	7.07%

SINCE INCEPTION (1)	13.14%	10.53%	13.38%	2.76%	2.23%	2.80%

(1)	For the period March 20, 2007 to September 30, 2011.

SPDR S&P Emerging Markets ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR S&P Emerging Markets ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2011

			PETROLEO BRASILEIRO		AMERICA MOVIL
DESCRIPTION	GAZPROM OAO ADR	VALE SA ADR	SA ADR	CHINA MOBILE, LTD.	SAB DE CV

MARKET VALUE	$4,602,113	4,295,582	3,171,801	2,896,914	2,490,595

% OF NET ASSETS	3.0	2.8	2.1	1.9	1.6

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2011*

	PERCENT OF
INDUSTRY**	NET ASSETS

Oil, Gas & Consumable Fuels	16.3%
Commercial Banks	14.1
Metals & Mining	9.2
Wireless Telecommunication Services	6.6
Semiconductors & Semiconductor Equipment	3.9
Beverages	2.9
Internet Software & Services	2.6
Diversified Telecommunication Services	2.4
Food Products	1.9
Automobiles	1.9
Chemicals	1.9
Insurance	1.8
Real Estate Management & Development	1.7
Diversified Financial Services	1.7
IT Services	1.6
Industrial Conglomerates	1.5
Multiline Retail	1.3
Construction & Engineering	1.3
Food & Staples Retailing	1.3
Specialty Retail	1.3
Media	1.2
Computers & Peripherals	1.2
Electric Utilities	1.2
Hotels, Restaurants & Leisure	1.1
Construction Materials	1.1
Electronic Equipment, Instruments & Components	1.0
Communications Equipment	1.0
Pharmaceuticals	0.9
Transportation Infrastructure	0.8
Independent Power Producers & Energy Traders	0.8
Capital Markets	0.6
Thrifts & Mortgage Finance	0.6
Tobacco	0.6
Household Products	0.5
Machinery	0.5
Household Durables	0.5
Electrical Equipment	0.5
Leisure Equipment & Products	0.4
Airlines	0.4
Gas Utilities	0.3
Personal Products	0.3
Marine	0.2
Water Utilities	0.2
Energy Equipment & Services	0.2
Health Care Providers & Services	0.2
Trading Companies & Distributors	0.2
Paper & Forest Products	0.2
Textiles, Apparel & Luxury Goods	0.2
Aerospace & Defense	0.1
Distributors	0.1
Road & Rail	0.1
Health Care Equipment & Supplies	0.1
Professional Services	0.1
Software	0.0	***
Air Freight & Logistics	0.0	***
Biotechnology	0.0	***
Building Products	0.0	***
Auto Components	0.0	***
Short Term Investments	9.9
Other Assets & Liabilities	(4.5)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs, except for Bajaj Holdings and Investment, Ltd., which was Level 2 and part of the Diversified Financial Services Industry, and ProMOS Technologies, Inc., which was Level 2 and part of the Semiconductors & Semiconductor Equipment Industry, each representing less than 0.05% of net assets. (Note 2)
***	Amount represents less than 0.05% of net assets.

SPDR S&P Emerging Markets Dividend ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P Emerging Markets Dividend ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the S&P Emerging Markets Dividend Opportunities Index (the “Index”) that tracks dividend paying securities of publicly-traded companies in emerging markets. In seeking this objective, the Fund uses a sampling strategy to track the total return performance of the Index.

For the period ended September 30, 2011 (the “Reporting Period”), the total return for the Fund was −8.73%, and the total return for the Index was −5.92%. The Fund and Index returns reflect the reinvestment of dividends and other income. The difference in the Fund’s performance relative to the Index during the Reporting Period can be attributed primarily to expenses, cash drag and compounding differences resulting from performance volatility.

Given the strong growth dynamic in Asia and the improved resiliency of many Asian countries to global shocks, it is not surprising that the region was the best-performing at the end of 2010. Though throughout the course of 2011, concerns about inflation, especially in China, India and Latin America have led to continued rate hikes across these economies and yet it is unclear if these moves are having the desired impact. In the Eurozone, Portugal finally relented and asked for help from its Eurozone partners while Ireland and Greece still seem to be under stress. On a sector level, shares in the utilities and telecommunications sectors seldom lead the way among plays on economic recovery, but they do tend to offer ample dividends and they may well have attracted income-oriented investors who seemed to be growing more concerned with the yields in the Treasury market.

The top three contributors to the performance of the Fund were Lottomatica SpA, Telstra Corp., Ltd. and Yellow Media Inc. The top three detractors were RWE AG, PagesJaunes Groupe and Orient Overseas International, Ltd.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

SPDR S&P Emerging Markets Dividend ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (2/23/11, 2/24/11, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Emerging Markets Dividend ETF as stated in the Fees and Expenses table of the prospectus dated February 23, 2011 is 0.59%.

PERFORMANCE AS OF SEPTEMBER 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			S&P EMERGING			S&P EMERGING
	NET ASSET	MARKET	MARKETS DIVIDEND	NET ASSET	MARKET	MARKETS DIVIDEND
	VALUE	VALUE	OPPORTUNITIES INDEX	VALUE	VALUE	OPPORTUNITIES INDEX

SINCE INCEPTION (1)	−8.73%	−10.27%	−5.92%	N/A	N/A	N/A

(1)	For the period February 23, 2011 to September 30, 2011.

SPDR S&P Emerging Markets Dividend ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR S&P Emerging Markets Dividend ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2011

		ELETROPAULO
		METROPOLITANA
		SA PREFERENCE
DESCRIPTION	KOREA EXCHANGE BANK	SHARES	MEDIATEK, INC.	CHINA MOBILE, LTD.	LG UPLUS CORP.

MARKET VALUE	$1,352,395	1,346,271	874,898	825,368	799,185

% OF NET ASSETS	2.5	2.5	1.6	1.5	1.5

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2011*

PERCENT OF
INDUSTRY**	NET ASSETS

Wireless Telecommunication Services	10.3%
Diversified Telecommunication Services	10.3
Commercial Banks	7.9
Electric Utilities	7.6
Real Estate Management & Development	6.7
Computers & Peripherals	5.5
Automobiles	4.6
Transportation Infrastructure	4.2
Metals & Mining	3.9
Independent Power Producers & Energy Traders	3.7
Textiles, Apparel & Luxury Goods	3.3
Tobacco	3.3
Oil, Gas & Consumable Fuels	3.1
Water Utilities	2.9
Diversified Financial Services	2.4
Semiconductors & Semiconductor Equipment	2.4
Construction Materials	2.2
Specialty Retail	1.9
Chemicals	1.7
Capital Markets	1.4
Multiline Retail	1.4
IT Services	1.4
Auto Components	1.3
Hotels, Restaurants & Leisure	1.2
Household Products	1.1
Insurance	1.0
Personal Products	1.0
Food Products	0.8
Software	0.5
Electronic Equipment, Instruments & Components	0.3
Food & Staples Retailing	0.3
Industrial Conglomerates	0.2
Communications Equipment	0.0 ***
Short Term Investments	4.3
Other Assets & Liabilities	(4.1)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs. (Note 2)
***	Amount represents less than 0.05% of net assets.

SPDR S&P BRIC 40 ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P BRIC 40 ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the total return performance of an equity index based upon the emerging markets of Brazil, Russia, India and China. In seeking this objective, the Fund uses a replication strategy designed to track the total return performance of the S&P BRIC 40 Index (the “Index”).

For the 12-month period ended September 30, 2011 (the “Reporting Period”), the total return for the Fund was −17.49%, and the total return for the Index was −17.10%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to fund expenses.

It was a tale of two halves for the Index for the Reporting Period; during the first six months the Index gained 14.51%, while the second six months had the Index give it all back and then some, as it shed 27.6%. As the fourth quarter drew to a close in late 2010, global equities rallied in December, as fears of a “double dip” recession in the United States receded. Then in 2011, the Index was able to again generate positive returns, in spite of social unrest in Egypt, Syria, Yemen, Tunisia and Saudi Arabia; escalating political violence in Bahrain; a roughly $15 a barrel increase in the price of oil caused in part by oil supply disruption in Libya and the earthquake and subsequent tsunami that rocked Japan. In Brazil, investors continued to be drawn to the “carry trade” on account of the attractive yield on Brazilian bonds. Markets in China and India both were hampered by investors’ growing concerns over inflation. Russia was the top performer here as spot oil prices rose in the quarter and Russian banks continued to face strong consumer finance demand.

The second six months of the Reporting Period witnessed very high volatility in global capital markets. Global equity markets fell sharply on fears of a “double dip” recession in the U.S. and Europe; an intensifying crisis in Greece and Europe’s periphery; the downgrade by S&P of U.S. debt to AA+ with the outlook “negative” and a last minute debt ceiling increase; continuing turmoil in Egypt and the Middle East and the concerns about restraining inflation while also avoiding the risk of a recession in China. As a result, investors “derisked” their portfolios, outflows from emerging market funds accelerated, and emerging market equities fell. China fell hard on worries that its exports would be significantly impaired in the event of another recession. In India, inflation continued to be the top issue of concern. In Brazil, the real fell substantially as investors unwound the “carry trade”, as they sold off Brazilian debt and ironically turned toward the safe haven investment — recently downgraded U.S. debt. Finally, in the Russian market, the sharp slide in the price of oil, and uncertainty as to the Presidential election dynamics (with Putin deciding in fact to run next year) led to a big sell off.

The best performing country during the Reporting Period was Russia. While it did lose value, Russia fared significantly better than the overall Index return of −17.10%, as the country is loaded with oil and energy producing companies which would have been supported to some extent by the increase in oil prices over the same period. Conversely, Brazil was the worst performer during the period and significantly underperformed the overall Index return. As mentioned before, most of this retreat in Brazil happened in the last quarter under review, as investors unwound the “carry-trade”. Fittingly, the best performing stock for the period was a Russian energy stock (NovaTek OAO) and the worst performing stock was a Brazilian steel producer (Companhia Siderurgica Nacional SA).

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

SPDR S&P BRIC 40 ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/19/07, 6/22/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P BRIC 40 ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2011 is 0.50%.

PERFORMANCE AS OF SEPTEMBER 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET		NET ASSET	MARKET
	VALUE	VALUE	S&P BRIC 40 INDEX	VALUE	VALUE	S&P BRIC 40 INDEX

ONE YEAR	−17.49%	−19.41%	−17.10%	−17.49%	−19.41%	−17.10%

THREE YEARS	11.13%	8.26%	12.74%	3.58%	2.68%	4.08%

SINCE INCEPTION (1)	−5.95%	−8.10%	−4.05%	−1.42%	−1.95%	−0.96%

(1)	For the period June 19, 2007 to September 30, 2011.

SPDR S&P BRIC 40 ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR S&P BRIC 40 ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2011

				ITAU UNIBANCO
			CHINA	HOLDING SA	PETROLEO
	GAZPROM	CHINA	CONSTRUCTION	PREFERENCE	BRASILEIRO
DESCRIPTION	OAO ADR	MOBILE, LTD.	BANK CORP.	SHARES ADR	SA ADR

MARKET VALUE	$29,524,163	26,824,927	22,822,059	18,852,951	17,570,829

% OF NET ASSETS	7.9	7.2	6.1	5.0	4.7

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2011*

PERCENT OF
INDUSTRY**	NET ASSETS

Oil, Gas & Consumable Fuels	34.5%
Commercial Banks	26.8
Wireless Telecommunication Services	8.6
Metals & Mining	8.0
Internet Software & Services	6.6
Insurance	3.8
IT Services	3.5
Beverages	3.2
Diversified Telecommunication Services	2.9
Electric Utilities	0.8
Real Estate Management & Development	0.8
Short Term Investments	15.8
Other Assets & Liabilities	(15.3)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs. (Note 2)

SPDR S&P Emerging Europe ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P Emerging Europe ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the total return performance of an equity index based upon European emerging markets. In seeking this objective, the Fund uses a sampling strategy designed to track the total return performance of the S&P European Emerging Capped BMI Index (the “Index”).

For the 12-month period ended September 30, 2011 (the “Reporting Period”), the total return for the Fund was −17.35%, and the total return for the Index was −17.88%. The difference in the Fund’s performance relative to the Index during the Reporting Period can be attributed primarily to expenses, cash drag, compounding differences resulting from performance volatility, payment of taxes on dividends which are not reflected in the Index and variations between the Fund’s holdings and the Index constituents due to the Fund’s sampling methodology.

In the fourth quarter of 2010, emerging Europe market equities rose significantly and outperformed their non-U.S. developed market counterparts by a good margin. The trend continued cautiously in the first quarter of 2011 where the general theme among most investors was to be risk averse but resilient. However, over time, the trend took a downward turn, largely due to the re-emergence of the sovereign debt crisis in Europe, the rally in the U.S. dollar and weaker commodity prices, as well as subpar economic activity. Equity markets had a lot to contend with as investors were particularly worried about potential write-offs by European banks of their holdings in various sovereigns. Along with weakening the equity markets, the sovereign debt fears manifested themselves with higher spreads on credit default swaps for debt of the Greek, Irish and Portuguese governments. The pace of the economic growth remained uneven in some Emerging Europe countries like Russia and Turkey. Russia was impacted by a substantial decline in oil prices and Turkey witnessed a sharp rise in inflation during the first half of this year. The ongoing political turmoil in several countries in the Middle East also continued to dominate the headlines.

The top three contributors to the performance of the Fund were Uralkali OJSC GDR, MMC Norilsk Nickel OJSC ADR and NovaTek OAO GDR. The top three detractors were Gazprom OAO ADR, Sberbank and Lukoil OAO ADR.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

SPDR S&P Emerging Europe ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (3/20/07, 3/23/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Emerging Europe ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2011 is 0.59%.

PERFORMANCE AS OF SEPTEMBER 30, 2011

		CUMULATIVE TOTAL RETURN		AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	S&P EUROPEAN EMERGING	NET ASSET	MARKET	S&P EUROPEAN EMERGING
	VALUE	VALUE	CAPPED BMI INDEX	VALUE	VALUE	CAPPED BMI INDEX

ONE YEAR	−17.35%	−19.77%	−17.88%	−17.35%	−19.77%	−17.88%

THREE YEARS	−8.51%	−13.69%	−6.40%	−2.92%	−4.79%	−2.18%

SINCE INCEPTION (1)	−27.70%	−30.06%	−26.04%	−6.90%	−7.58%	−6.44%

(1)	For the period March 20, 2007 to September 30, 2011.

SPDR S&P Emerging Europe ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR S&P Emerging Europe ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2011

DESCRIPTION	GAZPROM OAO ADR	LUKOIL OAO ADR	MMC NORILSK NICKEL OJSC ADR	SBERBANK	NOVATEK OAO GDR

MARKET VALUE	$19,371,089	8,334,874	7,145,259	6,800,561	6,619,798

% OF NET ASSETS	16.3	7.0	6.0	5.7	5.6

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2011*

PERCENT OF
INDUSTRY**	NET ASSETS

Oil, Gas & Consumable Fuels	40.2%
Commercial Banks	19.7
Metals & Mining	11.4
Diversified Telecommunication Services	5.3
Wireless Telecommunication Services	5.2
Electric Utilities	3.8
Chemicals	2.3
Food & Staples Retailing	1.7
Industrial Conglomerates	1.5
Household Durables	1.5
Beverages	1.0
Pharmaceuticals	1.0
Media	1.0
Insurance	0.7
Diversified Financial Services	0.7
Airlines	0.7
Distributors	0.6
Real Estate Management & Development	0.3
Software	0.2
Energy Equipment & Services	0.2
Construction & Engineering	0.2
Building Products	0.1
Hotels, Restaurants & Leisure	0.1
Biotechnology	0.0 ***
Short Term Investments	2.4
Other Assets & Liabilities	(1.8)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs. (Note 2)
***	Amount represents less than 0.05% of net assets.

SPDR S&P Emerging Latin America ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P Emerging Latin America ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the total return performance of an equity index based upon the Latin American emerging markets. In seeking this objective, the Fund uses a sampling strategy designed to track the total return performance of the S&P Latin America BMI Index (the “Index”).

For the 12-month period ended September 30, 2011 (the “Reporting Period”), the total return for the Fund was −22.78%, and the total return for the Index was −20.60%. The Fund and Index returns reflect the reinvestment of dividends and other income. The difference in the Fund’s performance relative to the Index during the Reporting Period can be attributed primarily to Fund expenses, transaction costs, lending income, compounding differences resulting from performance volatility, cash and receivables drag, payment of taxes on dividends which are not reflected in the Index, dividend accruals and variations between the Fund’s holdings and the Index constituents due to the Fund’s sampling methodology.

It was a tale of two halves for the Index for the period ending September 30, 2011; during the first six months the Index gained 7.70%, while the second six months had the Index give it all back and then some, as it shed 26.28%. As the 4th quarter drew to a close in late 2010, global equities rallied in December, as fears of a “double dip” recession in the United States receded. Then in 2011, the Index was able to again generate positive returns, in spite of social unrest in Egypt, Syria, Yemen, Tunisia and Saudi Arabia; escalating political violence in Bahrain; a roughly $15 a barrel increase in the price of oil caused in part by oil supply disruption in Libya; and the earthquake and subsequent tsunami that rocked Japan. In Brazil, investors continued to be drawn to the “carry trade” on account of the attractive yield on Brazilian bonds. The Mexican market rose on the back of indicators suggesting that Mexican inflation had peaked and would decline in 2011. The Mexican market is also highly correlated with the U.S. market and expectations for the U.S. economy. Both Chile and Peru benefitted from an increase in commodities prices, as they each have a number of materials companies.

The second six months of the period under review, witnessed very high volatility in global capital markets. Global equity markets fell sharply on renewed fears of a “double dip” recession in the U.S. and Europe; an intensifying crisis in Greece and Europe’s periphery; the downgrade by S&P of U.S. debt to AA+ with the outlook “negative” and a last minute debt ceiling increase; continuing turmoil in Egypt and the Middle East; and concerns about a hard landing in China. In Brazil, the real fell substantially as investors unwound the “carry trade”, as they sold off Brazilian debt and ironically turned toward the safe haven investment — recently downgraded U.S. debt. Inflation data in Brazil was still mixed, and a weakening of the currency complicates the situation. As in the rest of the world, energy, financials, and materials were among the worst performing in Brazil. As noted above, the Mexican business cycle is highly correlated with that of the U.S., and the market there fell in lock step with the U.S. market. Among the smaller markets, Chile & Peru both fell on the back of poor materials sector performance.

The best performing country in the Index during the Reporting Period was Mexico. While it did lose value, Mexico fared significantly better than the overall Index return of −20.06%, and was the only market to manage to keep the losses in the single digits. The U.S. market was relatively flat during the same Reporting Period, so the correlation with the U.S. market probably helped Mexico stem its losses somewhat. Conversely, Chile was the worst Index performer during the period, hurt by the global pullback in commodities prices that accompanied the fears of a double-dip recession that set in during the summer. The best stock (Vivo Participacoes SA Preference Shares — a wireless telecom company) and worst stock (Gol Linhas Aereas Inteligentes SA Preference Shares — a low cost airliner) in the Index for the period were both Brazilian names. GOL’s downfall echoed an industry-wide dilemma in the airline industry, while Vivo soared as a result of its takeover on behalf of Telefonica SA (merger was completed in June).

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

SPDR S&P Emerging Latin America ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (3/20/07, 3/23/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Emerging Latin America ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2011 is 0.60%.

PERFORMANCE AS OF SEPTEMBER 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	S&P LATIN AMERICA	NET ASSET	MARKET	S&P LATIN AMERICA
	VALUE	VALUE	BMI INDEX	VALUE	VALUE	BMI INDEX

ONE YEAR	−22.78%	−23.47%	−20.60%	−22.78%	−23.47%	−20.60%

THREE YEARS	11.78%	10.91%	18.56%	3.78%	3.51%	5.84%

SINCE INCEPTION (1)	21.72%	20.66%	28.99%	4.43%	4.23%	5.78%

(1)	For the period March 20, 2007 to September 30, 2011

SPDR S&P Emerging Latin America ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR S&P Emerging Latin America ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2011

				ITAU UNIBANCO
	PETROLEO	VALE SA ADR		HOLDING
	BRASILEIRO	PREFERENCE	AMERICA MOVIL	SA PREFERENCE	BANCO
DESCRIPTION	SA ADR	SHARES	SAB DE CV	SHARES ADR	BRADESCO SA ADR

MARKET VALUE	$11,950,160	11,871,798	8,328,064	5,522,854	4,481,784

% OF NET ASSETS	9.8	9.7	6.8	4.5	3.7

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2011*

PERCENT OF
INDUSTRY**	NET ASSETS

Metals & Mining	19.6%
Commercial Banks	17.3
Oil, Gas & Consumable Fuels	12.8
Wireless Telecommunication Services	7.6
Beverages	6.4
Food & Staples Retailing	3.4
Electric Utilities	3.3
Diversified Telecommunication Services	3.2
Food Products	2.9
Multiline Retail	2.8
Industrial Conglomerates	2.6
Independent Power Producers & Energy Traders	1.9
Paper & Forest Products	1.4
Transportation Infrastructure	1.4
Diversified Financial Services	1.4
Household Durables	1.4
Media	1.2
IT Services	1.1
Airlines	0.9
Household Products	0.8
Tobacco	0.8
Real Estate Management & Development	0.8
Chemicals	0.7
Water Utilities	0.6
Specialty Retail	0.6
Personal Products	0.5
Aerospace & Defense	0.5
Construction & Engineering	0.5
Construction Materials	0.4
Road & Rail	0.4
Internet & Catalog Retail	0.3
Health Care Providers & Services	0.2
Short Term Investments	13.6
Other Assets & Liabilities	(13.3)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs. (Note 2)

SPDR S&P Emerging Middle East & Africa ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P Emerging Middle East & Africa ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the total return performance of an equity index based upon the Middle Eastern and African emerging markets. In seeking this objective, the Fund uses a sampling strategy designed to track the total return performance of the S&P Mid-East & Africa BMI Index (the “Index”).

For the 12-month period ended September 30, 2011 (the “Reporting Period”), the total return for the Fund was −11.32%, and the total return for the Index was −10.84%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to fund expenses and slight variations between the Fund’s holdings and the Index constituents.

The Index lost ground in three out of four quarters during the Reporting Period. After soaring 12.63% in the last three months of 2010, the Index proceeded to give it all back and then some, as it shed 20.84% over the remaining nine months of the Reporting Period. As the fourth calendar quarter drew to a close in late 2010, global equities rallied in December, as fears of a “double dip” recession in the United States receded. For the region as a whole, the currency return was positive, reflecting strength in the South African rand. South African stocks rose due the price of gold’s continued rise, as investors fretted over the fiscal deficits in developed markets, and the possibility of unanticipated inflation.

As the calendar turned the page to 2011, the Index was subject to a series of shocks — some local and some global in nature. In the first quarter of 2011, the Index lost 4.11%, of which the following factors contributed: escalating political violence in Bahrain; social unrest in Egypt, Syria, Yemen, Tunisia and Saudi Arabia; rising credit default swap spreads in Japan, Greece Portugal and Ireland, and the prospect of policy tightening in the UK and Euro-zone and the Japanese earthquake and subsequent tsunami. The single biggest issue in regards to the Index was that the Egyptian market was closed for almost two whole months due to political unrest.

The last six months of the Reporting Period under review, witnessed very high volatility in global capital markets. Global equity markets fell sharply on renewed fears of a “double dip” recession in the U.S. and Europe; an intensifying crisis in Greece and Europe’s periphery;, the downgrade by S&P of U.S. debt to AA+ with the outlook “negative” and a last minute debt ceiling increase; continuing turmoil in Egypt and the Middle East and concerns about a hard landing in China. South Africa fell but was able to outperform the market due to the $120 an ounce increase in the price of gold in the last quarter.

The largest country in the Index by weight is South Africa (representing nearly 90% of the benchmark), and it managed to narrow the loses over the last year to single digits, mainly due to its large allocation to the Materials sector. As global investors “de-risked” and dumped equities, many turned around and put the proceeds into gold — of which South Africa has vast deposits. As the price of gold went up over the last several months, this helped mitigate the damage to the South African market overall. The worst performing country in the Index was Egypt. As previously mentioned, due to the uprising in Egypt in January, the market was closed for nearly two months straight and when it finally opened, it got walloped. From there, it trended downwards like the rest of the global markets did in the last 6 months of the Reporting Period. The best performing stock in the Index was Moroccan mining company Managem SA, which almost tripled in value, and undoubtedly was helped by the soaring prices of gold and other precious metals. The worst performing stock in the Index, was South African precious metals company Simmer & Jack Mines, Ltd, whose poor performance was atypical of the sector overall.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

SPDR S&P Emerging Middle East & Africa ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (3/20/07, 3/23/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Emerging Middle East & Africa ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2011 is 0.59%.

PERFORMANCE AS OF SEPTEMBER 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	S&P MID-EAST AND	NET ASSET	MARKET	S&P MID-EAST AND
	VALUE	VALUE	AFRICA BMI INDEX	VALUE	VALUE	AFRICA BMI INDEX

ONE YEAR	−11.32%	−13.20%	−10.84%	−11.32%	−13.20%	−10.84%

THREE YEARS	25.31%	21.04%	26.97%	7.81%	6.57%	8.28%

SINCE INCEPTION (1)	17.04%	13.94%	22.68%	3.53%	2.92%	4.61%

(1)	For the period March 20, 2007 to September 30, 2011.

SPDR S&P Emerging Middle East & Africa ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR S&P Emerging Middle East & Africa ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF September 30, 2011

DESCRIPTION	MTN GROUP, LTD.	SASOL, LTD.	NASPERS, LTD.	ANGLOGOLD ASHANTI, LTD.	GOLD FIELDS, LTD.

MARKET VALUE	$6,753,625	6,736,966	6,170,385	5,372,967	3,987,829

% OF NET ASSETS	6.4	6.4	5.9	5.1	3.8

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2011*

PERCENT OF
INDUSTRY**	NET ASSETS

Metals & Mining	20.3%
Commercial Banks	12.6
Wireless Telecommunication Services	8.1
Diversified Financial Services	6.6
Oil, Gas & Consumable Fuels	6.4
Media	6.0
Food & Staples Retailing	4.0
Insurance	3.9
Real Estate Management & Development	3.8
Specialty Retail	3.2
Food Products	2.7
Construction & Engineering	2.7
Industrial Conglomerates	2.4
Pharmaceuticals	2.2
Health Care Providers & Services	1.8
Multiline Retail	1.7
Construction Materials	1.3
Household Durables	1.2
Capital Markets	1.0
Paper & Forest Products	0.8
Trading Companies & Distributors	0.7
Distributors	0.7
Diversified Telecommunication Services	0.7
Containers & Packaging	0.6
Real Estate Investment Trusts	0.5
Hotels, Restaurants & Leisure	0.5
Tobacco	0.5
Electronic Equipment, Instruments & Components	0.5
Chemicals	0.5
Marine	0.3
Electrical Equipment	0.1
Energy Equipment & Services	0.1
Auto Components	0.1
IT Services	0.1
Professional Services	0.1
Commercial Services & Supplies	0.1
Textiles, Apparel & Luxury Goods	0.0 ***
Short Term Investments	6.0
Other Assets & Liabilities	(4.8)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs. (Note 2)
***	Amount represents less than 0.05% of net assets.

SPDR S&P World ex-US ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P World ex-US ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the total return performance of an equity index based upon the developed world (ex-US) equity markets. In seeking this objective, the Fund uses a sampling strategy designed to track the total return performance of the S&P Developed Ex-US BMI Index (the “Index”).

For the 12-month period ended September 30, 2011 (the “Reporting Period”), the total return for the Fund was −9.32%, and the total return for the Index was −8.16%. The Fund and Index returns reflect the reinvestment of dividends and other income. The difference in the Fund’s performance relative to the Index during the Reporting Period can be attributed primarily to Fund expenses and payment of taxes on dividends which are not reflected in the Index. The optimized nature of the Fund also contributed to tracking error.

Stock markets outside the United States started the year strongly, rising over 12% (as measured by the Index in the first half of the fiscal year). Good economic numbers, improved corporate earnings and a temporary fix to European sovereign debt issues all helped to boost stock market returns. While the third quarter managed a small gain, markets fell sharply in the final quarter of the year as the Index fell over 19%. This left the benchmark with a loss of slightly more than 8% for the full 12 months.

Investors appeared concerned with a number of issues including slowing growth in the U.S., China, and Europe, an intensifying debt crisis in Europe, and the downgrade of U.S. Government debt. The debt issues in Europe and the U.S. also created concern about the ability of governments to intervene to boost lagging economies or resolve the debt issues in peripheral Europe. Currency markets were also impacted with the Swiss Franc suffering a double digit decline in September after announcing an effort to tie the currency to the Euro.

Financial stocks were the hardest hit sector during the period, falling significantly. Many well known European financial firms such as Banco Santander SA, Barclays PLC, BNP Paribas, Credit Suisse Group AG, Deutsche Bank AG, Societe Generale, UniCredit SpA, and UBS AG saw stock values fall 30% or more during the year. All of these firms were hit hard by concerns over the sovereign debt issues, while UBS AG also suffered from a trading loss that cost the firm over $2 Billion.

In Japan, much of the year was spent recovering from a large earthquake and subsequent tsunami. The combined natural disasters caused significant damage to a nuclear power plant north of Tokyo, leading to radiation leaks and near or partial meltdown of the reactor. Tokyo Electric Power Co., Inc., the owner of the plant saw its value fall significantly in reaction to losses and liability stemming from the disaster.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

SPDR S&P World ex-US ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (4/20/07, 4/26/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P World ex-US ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2011 is 0.34%.

PERFORMANCE AS OF SEPTEMBER 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	S&P DEVELOPED EX-US	NET ASSET	MARKET	S&P DEVELOPED EX-US
	VALUE	VALUE	BMI INDEX	VALUE	VALUE	BMI INDEX

ONE YEAR	−9.32%	−10.32%	−8.16%	−9.32%	−10.32%	−8.16%

THREE YEARS	−0.34%	−4.03%	2.57%	−0.11%	−1.36%	0.85%

SINCE INCEPTION (1)	−27.21%	−28.16%	−24.96%	−6.89%	−7.16%	−6.25%

(1)	For the period April 20, 2007 to September 30, 2011.

SPDR S&P World ex-US ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR S&P World ex-US ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2011

	SAMSUNG
	ELECTRONICS				VODAFONE
DESCRIPTION	CO., LTD. GDR	NESTLE SA	NOVARTIS AG	HSBC HOLDINGS PLC	GROUP PLC

MARKET VALUE	$1,976,438	1,817,787	1,453,810	1,281,668	1,204,859

% OF NET ASSETS	1.7	1.5	1.2	1.1	1.0

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2011*

PERCENT OF
INDUSTRY**	NET ASSETS

Commercial Banks	12.3%
Oil, Gas & Consumable Fuels	8.6
Pharmaceuticals	6.9
Metals & Mining	6.6
Insurance	3.8
Chemicals	3.5
Diversified Telecommunication Services	3.0
Food Products	2.9
Machinery	2.6
Real Estate Management & Development	2.5
Automobiles	2.5
Semiconductors & Semiconductor Equipment	2.4
Food & Staples Retailing	2.3
Wireless Telecommunication Services	2.3
Beverages	1.9
Electric Utilities	1.7
Trading Companies & Distributors	1.7
Capital Markets	1.7
Industrial Conglomerates	1.6
Construction & Engineering	1.6
Electrical Equipment	1.4
Road & Rail	1.3
Textiles, Apparel & Luxury Goods	1.3
Specialty Retail	1.3
Multi-Utilities	1.2
Electronic Equipment, Instruments & Components	1.2
Tobacco	1.1
Media	1.1
Health Care Equipment & Supplies	1.0
Diversified Financial Services	1.0
Hotels, Restaurants & Leisure	1.0
Real Estate Investment Trusts	0.9
Energy Equipment & Services	0.8
Auto Components	0.8
Building Products	0.8
Commercial Services & Supplies	0.7
Household Durables	0.7
Communications Equipment	0.6
Transportation Infrastructure	0.6
Health Care Providers & Services	0.6
Software	0.6
Professional Services	0.6
Aerospace & Defense	0.6
Computers & Peripherals	0.5
IT Services	0.5
Office Electronics	0.5
Marine	0.5
Gas Utilities	0.5
Multiline Retail	0.5
Household Products	0.4
Construction Materials	0.3
Air Freight & Logistics	0.2
Personal Products	0.2
Paper & Forest Products	0.2
Biotechnology	0.2
Distributors	0.2
Life Sciences Tools & Services	0.1
Consumer Finance	0.1
Leisure Equipment & Products	0.1
Independent Power Producers & Energy Traders	0.1
Containers & Packaging	0.1
Short Term Investments	11.5
Other Assets & Liabilities	(10.3)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs, except Sino-Forest Corp., which was Level 3 and part of the Paper & Forest Products Industry, and Anglo Irish Bank Corp. PLC., which was Level 2 and part of the Commercial Banks Industry, both representing 0.00% net assets. (Note 2)

SPDR S&P International Small Cap ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P International Small Cap ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the total return performance of an equity index based upon the developed world (ex-US) small cap equity markets. In seeking this objective, the Fund uses a sampling strategy designed to track the total return performance of the S&P Developed Ex-US Under USD2 Billion Index (the “Index”).

For the 12-month period ended September 30, 2011 (the “Reporting Period”), the total return for the Fund was −5.72%, and the total return for the Index was −6.13%. The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to fund expenses and slight variations between the Fund’s holdings and the Index constituents.

Worrisome military tensions on the Korean peninsula and lingering debt concerns in Europe loomed as recurring threats to investor sentiment during the final quarter of 2010, but global financial markets focused instead on a brightening economic outlook. Equities outside the U.S. had to navigate some choppy waters during the fourth quarter, especially as sovereign woes in Ireland reawakened worries about major European banks during November. When the theme of global economic resilience gained fresh ascendancy in December, though, almost all equity markets around the world participated in a vigorous year-end rally, converting what had been a disappointing 2010 into a relatively solid year for global equities. The Index posted most of the quarterly gains in December with a return of 10.88% and finishing the fourth quarter of 2010 with a return of 12.36%

Global equities began the first quarter of 2011 on edge, bandied about by turmoil in Libya and other Arab nations that kept oil prices on the move, concern about U.S. jobs, European bonds, and global trade reinforced sense of caution even before a record earthquake struck off northeastern Japan on March 11. The spirited rally from mid-March lows helped global equities turn what could have been a rough first quarter of 2011 into another solid performance for major averages. The Index finished the quarter with a respectable return of 3.23%.

The opening weeks of the second quarter seemed to justify the strength, as the European Central Bank deemed regional activity healthy enough to raise interest rates for the first time in almost three years, and the latest earnings reports continued to reflect strong corporate profitability. But the May 1st killing of notorious terrorist Osama bin Laden may have created excessive enthusiasm among investors, who for the remainder of the second quarter had to contend with less amicable economic indicators. Only during the final week of June, when Greece passed fresh austerity measures and France and Germany seemed to come to terms on a plan for voluntary reinvestment in maturing Greek obligations, did risk appetites pick up again. The Index could not continue the positive momentum from the April gains and headed to negative territory in the final two months of the quarter with a quarterly return of −0.73%.

From start to finish, the third quarter of 2011 reacted to a progressive downshift in expectations for global economic growth. The theme developed slowly in July, when hopes stayed high that expanded financial support for troubled eurozone sovereigns would mitigate the impact of fiscal austerity initiatives. August proved more difficult, as a credit downgrade of U.S. debt highlighted the lack of budget flexibility available to even the largest western governments. These concerns gathered momentum during September, when the International Monetary Fund pared its outlook for global growth, the latest policy twist from the U.S. Federal Reserve seemed a woefully inadequate sequel to the second quarter, and previously resilient activity in emerging markets suddenly appeared at risk of more serious deceleration. Amid a worrisome tightening in financial conditions that sparked a sharp rebound in the US dollar, the end result was a terrible quarter for equities. During the third quarter of 2011, the Index returned −18.48%.

The largest contributor in the Fund for the Reporting Period was Sumitomo Osaka Cement Co., Ltd. The company is one of the largest in the cement business and has done well in the wake of the earthquake in Japan. The largest detractor in the Fund for the Reporting Period was Temenos Group AG, which announced a downgrade to the revenue guidance figures provided earlier in the year.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

SPDR S&P International Small Cap ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (4/20/07, 4/26/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P International Small Cap ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2011 is 0.59%.

PERFORMANCE AS OF SEPTEMBER 30, 2011

		CUMULATIVE TOTAL RETURN		AVERAGE ANNUAL TOTAL RETURN

			S&P DEVELOPED			S&P DEVELOPED
	NET ASSET	MARKET	EX-US. UNDER USD2	NET ASSET	MARKET	EX-US. UNDER USD2
	VALUE	VALUE	BILLION INDEX	VALUE	VALUE	BILLION INDEX

ONE YEAR	−5.72%	−8.30%	−6.13%	−5.72%	−8.30%	−6.13%

THREE YEARS	16.16%	10.03%	16.08%	5.12%	3.24%	5.10%

SINCE INCEPTION (1)	−20.72%	−22.81%	−23.05%	−5.08%	−5.65%	−5.71%

(1)	For the period April 20, 2007 to September 30, 2011.

SPDR S&P International Small Cap ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR S&P International Small Cap ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF September 30, 2011

DESCRIPTION	SHOCHIKU CO., LTD.	BELIMO HOLDING AG	SAI GLOBAL, LTD.	PADDY POWER	RUBIS

MARKET VALUE	$5,436,170	5,186,568	4,709,821	4,259,161	4,074,131

% OF NET ASSETS	0.7	0.7	0.7	0.6	0.6

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2011*

	PERCENT OF
INDUSTRY**	NET ASSETS

Metals & Mining	8.0%
Machinery	5.9
Commercial Banks	5.0
Chemicals	4.0
Oil, Gas & Consumable Fuels	3.9
Hotels, Restaurants & Leisure	3.8
Real Estate Investment Trusts	3.7
Electronic Equipment, Instruments & Components	3.6
Real Estate Management & Development	3.5
Media	3.4
Commercial Services & Supplies	3.3
Capital Markets	3.0
Construction & Engineering	2.8
Specialty Retail	2.8
Food Products	2.3
Pharmaceuticals	1.9
Household Durables	1.9
Textiles, Apparel & Luxury Goods	1.8
Health Care Equipment & Supplies	1.8
Auto Components	1.7
Software	1.7
Professional Services	1.6
Building Products	1.6
Trading Companies & Distributors	1.6
Electrical Equipment	1.5
Energy Equipment & Services	1.5
Semiconductors & Semiconductor Equipment	1.4
Industrial Conglomerates	1.4
IT Services	1.1
Beverages	1.1
Health Care Providers & Services	1.0
Multiline Retail	1.0
Internet Software & Services	1.0
Road & Rail	0.9
Construction Materials	0.9
Communications Equipment	0.9
Marine	0.8
Containers & Packaging	0.8
Gas Utilities	0.7
Insurance	0.6
Consumer Finance	0.6
Diversified Consumer Services	0.6
Aerospace & Defense	0.6
Diversified Financial Services	0.5
Food & Staples Retailing	0.5
Transportation Infrastructure	0.5
Distributors	0.5
Paper & Forest Products	0.5
Automobiles	0.5
Diversified Telecommunication Services	0.5
Thrifts & Mortgage Finance	0.4
Leisure Equipment & Products	0.4
Airlines	0.3
Electric Utilities	0.3
Internet & Catalog Retail	0.3
Wireless Telecommunication Services	0.3
Biotechnology	0.2
Computers & Peripherals	0.2
Life Sciences Tools & Services	0.2
Multi-Utilities	0.2
Health Care Technology	0.1
Independent Power Producers & Energy Traders	0.0	***
Air Freight & Logistics	0.0	***
Household Products	0.0	***
Short Term Investments	12.5
Other Assets & Liabilities	(11.9)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs, except for Carnegie Investment Bank AB, which was Level 2 and part of the Capital Markets Industry, Peace Mark (Holdings), Ltd., which was Level 2 and part of the Textiles, Apparel & Luxury Goods Industry, AET&D Holdings No. 1 Property, Ltd., which was Level 2 and part of the Transportation Infrastructure Industry, Amagerbanken A/S, which was Level 2 and part of the Commercial Banks Industry, Draka Holding NV, which was Level 2 and part of the Electrical Equipment Industry, China Grand Forestry Green Resources Group, Ltd., which was Level 2 and part of the Paper and Forest Products Industry, and Goodman Fielder, Ltd., which was Level 2 and part of the Food Products Industry, each representing less than 0.05% of net assets. (Note 2)
***	Amount shown represents less than 0.05% of the net assets.

SPDR Dow Jones International Real Estate ETF —
Management’s Discussion of Fund Performance

The SPDR® Dow Jones International Real Estate ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of an equity index based upon the international real estate market. In seeking this objective, the Fund uses a sampling strategy designed to track the price and yield performance of the Dow Jones Global ex-U.S. Select Real Estate Securities Index (the “Index”).

For the 12-month period ended September 30, 2011 (the “Reporting Period”), the total return for the Fund was −6.76%, and the total return for the Index was −6.76%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to fund expenses and slight variations between the Fund’s holdings and the Index constituents.

Several factors typically impact the performance of the global real estate securities market, namely capital availability, real estate operating fundamentals, valuations in the underlying private property markets and investor flows to the asset class. For the 12 months of the Reporting Period, publically traded real estate companies globally enjoyed access to cheap sources of capital in both debt and equity markets. Real estate operating fundamentals have been generally improving since 2009; occupancies, rental rates and residential transaction activity have recovered to prior peak levels in several markets, i.e. London and New York office, Hong Kong and China residential. With a few exceptions, such as Amsterdam and Singapore office markets, general balance between supply and demand in the majority of real estate markets has been providing stability to operating fundamentals despite a slow-growth macroeconomic backdrop. Private market valuations have been on the rise. As investors searched for yield in the low interest rate environment, strong demand for core commercial real estate from sovereign wealth funds, pension funds and private wealth investors drove cap rates down to historical lows in major markets such as Tokyo, Sydney, London and New York.

In addition to these traditional drivers, the performance of the publically traded real estate market over the Reporting Period was influenced by a number of global geo-political and macro-economic developments. Property market austerity programs in Asia, a major earthquake in Japan, unrest in the Middle East and a major flood in Australia pressured the global property markets and overshadowed otherwise positive trends in operating fundamentals and capital markets. Global real estate experienced heightened volatility and underperformed global equities at the onset of 2011. During the second quarter, European debt crisis concerns escalated, global economic indicators stalled, inflation became a prevailing fear in emerging markets and investor confidence began to wane. As a result, the defensive characteristics of listed real estate came into focus as investors rotated out of broader equities. After lagging earlier in the year, global real estate outperformed global equities. In late summer of 2011, broad investor capitulation became apparent. On the back of deteriorating credit markets, rising fears of a repeat global financial crisis, and increased concerns over a global economic recession, a major de-risking trade transpired and the publically traded real estate market was not immune to that.

Investor sentiment towards Asian and the Emerging Markets has been decidedly negative since 2010. These markets are largely made up of residential property developers who have been subjected to austerity, intended to suppress housing demand, reduce speculative buying, cap prices and limit financing availability for new projects. Over the last 12 months, investors have questioned developers’ ability to maintain sales and meet revenue targets and have become increasingly concerned about developers’ cost of capital amid tightening credit markets. As a result, Asian and Emerging Markets underperformed significantly during the Reporting Period.

Global property investors have been becoming increasingly risk averse over the Reporting Period, retreating from markets with capital liquidity constraints and becoming more selective regarding geographic exposure. Despite overall underperformance of the European publically traded property markets, countries outside of the Eurozone performed exceptionally well. Against the weakness of most Asian markets, Japan was the best performing listed property market globally as it has enjoyed continuous

SPDR Dow Jones International Real Estate ETF —
Management’s Discussion of Fund Performance (continued)

support from the Bank of Japan. North America once again has been a favored region due to improving fundamentals and resilient capital markets. Specifically, Canada showed broad strength in its public real estate as the country least impacted by the latest fallout in the financial markets and macroeconomic headwinds.

At the individual security level, investors favored companies with low leverage, limited near-term maturities and safe, defensive cash flows. The best performing stocks globally were those that were able to deliver positive results to investors by restructuring and addressing their refinancing needs amid the turmoil in global capital markets, namely Charter Hall Office (Australia) and Mori Hills Investment Corp. (Japan). The worst performing stocks in the last 12 months were highly leveraged real estate companies, such as IVG Immobilien AG (Germany), for which inevitable equity issuance has created an overhang, and Globe Trade Centre SA (Poland), which was affected by leverage combined with exposure to residential markets in a number of Eastern European countries.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

SPDR Dow Jones International Real Estate ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (12/15/06, 12/20/06, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Dow Jones International Real Estate ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2011 is 0.59%.

PERFORMANCE AS OF SEPTEMBER 30, 2011

		CUMULATIVE TOTAL RETURN		AVERAGE ANNUAL TOTAL RETURN

			DOW JONES			DOW JONES
			GLOBAL EX-U.S.			GLOBAL EX-U.S.
	NET ASSET	MARKET	SELECT REAL ESTATE	NET ASSET	MARKET	SELECT REAL ESTATE
	VALUE	VALUE	SECURITIES INDEX	VALUE	VALUE	SECURITIES INDEX

ONE YEAR	−6.76%	−8.89%	−6.76%	−6.76%	−8.89%	−6.76%

THREE YEARS	2.98%	0.20%	4.22%	0.98%	0.07%	1.39%

SINCE INCEPTION (1)	−31.40%	−32.75%	−30.38%	−7.56%	−7.94%	−7.27%

(1)	For the period December 15, 2006 to September 30, 2011.

SPDR Dow Jones International Real Estate ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR Dow Jones International Real Estate ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2011

			BROOKFIELD ASSET
			MANAGEMENT, INC.	MITSUI FUDOSAN CO.,	LAND SECURITIES
DESCRIPTION	UNIBAIL-RODAMCO SE	WESTFIELD GROUP	(CLASS A)	LTD.	GROUP PLC

MARKET VALUE	$124,849,268	121,225,353	117,775,966	107,577,231	58,032,027

% OF NET ASSETS	6.3	6.1	5.9	5.4	2.9

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2011*

PERCENT OF
INDUSTRY**	NET ASSETS

Real Estate Management & Development	32.5%
Retail REITs	31.4
Diversified REITs	15.9
Office REITs	13.6
Industrial REITs	4.2
Residential REITs	0.7
Diversified Capital Markets	0.7
Specialized REITs	0.6
Short Term Investments	7.3
Other Assets & Liabilities	(6.9)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs except for Martinsa-Fadesa SA, which was Level 2 and part of the Real Estate Management & Development Industry, representing less than 0.05% of net assets. (Note 2)

SPDR FTSE/Macquarie Global Infrastructure 100 ETF —
Management’s Discussion of Fund Performance

The SPDR® FTSE/Macquarie Global Infrastructure 100 ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the total return performance of an equity index based upon the global infrastructure industry market. In seeking this objective, the Fund uses a sampling strategy to track the total return performance of the Macquarie Global Infrastructure 100 Index (the “Index”).

For the 12-month period ended September 30, 2011 (the “Reporting Period”), the total return for the Fund was −1.04%, and the total return for the Index was −0.21%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to fund expenses and slight variations between the Fund’s holdings and the Index constituents.

The Index fared better than many of the other broad market indices over the last year, falling just 0.21%. This compares favorably to MSCI Emerging Markets Index (−16.15%) and MSCI World Index (−4.35%). The Index rose steadily in each of the first three quarters of the fiscal year, posting gains of 2.5% to 3.3% in each quarter, and a total gain of 9.31% for the first three quarters. In the fourth quarter, markets turned decidedly sour. Concerns over slowing economies in the United States, Europe and China, sovereign debt issues in Europe, related concerns over the health of European banks, and a credit rating down grade of the United States all weighed heavily on markets. The defensive nature of the Index, which is heavily invested in utilities stocks, helped the Fund during the turbulence. While the Index did fall 8.71% in the quarter, that was significantly better than MSCI World Index, which fell over 16% during the quarter.

The Fund’s investments in energy stocks helped boost returns for the year, as these names generally rose during the period. While these names represented less than 10% (on average) of the Index, they contributed almost enough positive return to offset the decline in utilities. Japanese utility companies fell after a massive earthquake and tsunami ravaged the country. Tokyo Electric Power Co., Inc. ran a nuclear power plant that suffered severe damage from the earthquake and tsunami, causing radiation leaks and evacuations. Other Japanese power companies faced significant costs after the disaster and suffered significant (but not as extreme as Tokyo Electric) losses as well.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

SPDR FTSE/Macquarie Global Infrastructure 100 ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (1/25/07, 1/30/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR FTSE/Macquarie Global Infrastructure 100 ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2011 is 0.59%.

PERFORMANCE AS OF SEPTEMBER 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			MACQUARIE GLOBAL			MACQUARIE GLOBAL
	NET ASSET	MARKET	INFRASTRUCTURE 100	NET ASSET	MARKET	INFRASTRUCTURE 100
	VALUE	VALUE	INDEX	VALUE	VALUE	INDEX

ONE YEAR	−1.04%	−1.26%	−0.21%	−1.04%	−1.26%	−0.21%

THREE YEARS	−4.85%	−6.66%	−2.35%	−1.64%	−2.27%	−0.79%

SINCE INCEPTION (1)	−9.56%	−10.16%	−6.12%	−2.12%	−2.26%	−1.34%

(1)	For the period January 25, 2007 to September 30, 2011.

SPDR FTSE/Macquarie Global Infrastructure 100 ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR FTSE/Macquarie Global Infrastructure 100 ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2011

DESCRIPTION	GDF SUEZ	E. ON AG	SOUTHERN CO.	NATIONAL GRID PLC	ENEL SPA

MARKET VALUE	$1,650,266	1,355,955	1,179,877	1,150,239	1,013,382

% OF NET ASSETS	4.7	3.9	3.4	3.3	2.9

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2011*

PERCENT OF
INDUSTRY**	NET ASSETS

Electric Utilities	46.2%
Multi-Utilities	29.9
Oil, Gas & Consumable Fuels	9.5
Gas Utilities	5.3
Independent Power Producers & Energy Traders	3.9
Water Utilities	2.2
Transportation Infrastructure	2.1
Road & Rail	0.4
Short Term Investments	16.3
Other Assets & Liabilities	(15.8)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs. (Note 2)

SPDR S&P Global Natural Resources ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P Global Natural Resources ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the S&P Global Natural Resources Index (the “Index”) that tracks publicly-traded companies in natural resources and/or commodities businesses. In seeking this objective, the Fund uses a replication strategy to track the total return performance of the Index.

For the 12-month period ended September 30, 2011 (the “Reporting Period”), the total return for the Fund was −8.56%, and the total return for the Index was −8.13%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to fund expenses and slight variations between the Fund’s holdings and the Index constituents.

Sovereign debt woes in Greece and other European countries and a series of global events (high unemployment, the tsunami and earthquake in Japan, U.S. debt downgrades and social unrest in the Arab world) continued to worry investors over the past year. The continued slow pace of economic growth throughout the world has helped to dampen returns in the Natural Resources sector as many companies slow production and output in response to weak global demand.

The best performing stock in the Fund for the period was Exxon Mobil Corp. and the Irving, Texas-based oil giant, recorded higher net income on the back of higher prices for both oil and natural gas. Another company that performed well for the Fund is Monsanto Co. Continued global population growth and the need for more food contributed to the strong performance of Monsanto Co. which is a leader in the agricultural chemicals industry. Another strong performer for the Fund was Chevron Corp. Like Exxon Mobil Corp., Chevron Corp. benefited from higher oil and natural gas prices. The company also benefited from natural gas discoveries off the coast of Western Australia where it is working on several projects to supply Asian economies.

The worst performing stock over the period is ArcelorMittal, the steel manufacturer .The fixed cost nature of the steel business combined with falling steel prices made for challenging conditions for the world’s largest steelmaker which suspended production in several plants during the past year. Xstrata PLC, the Anglo-Swiss miner, was hurt by declining copper ores and supply interruptions, adversely affecting the company’s most profitable product. Gazprom OAO was another poor performing stock in the Fund and hurt by customers rebelling against its 1980s-era contract pricing mechanisms as well as increased competition in the shale market.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

SPDR S&P Global Natural Resources ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (9/13/10, 9/14/10, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Global Natural Resources ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2011 is 0.40%.

PERFORMANCE AS OF SEPTEMBER 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	S&P GLOBAL NATURAL	NET ASSET	MARKET	S&P GLOBAL NATURAL
	VALUE	VALUE	RESOURCES INDEX	VALUE	VALUE	RESOURCES INDEX

ONE YEAR	−8.56%	−9.48%	−8.13%	−8.56%	−9.48%	−8.13%

SINCE INCEPTION (1)	−7.17%	−7.95%	−6.70%	−6.84%	−7.60%	−6.40%

(1)	For the period September 13, 2010 to September 30, 2011

SPDR S&P Global Natural Resources ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR S&P Global Natural Resources ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2011

				POTASH CORP. OF
DESCRIPTION	EXXON MOBIL CORP.	BHP BILLITON, LTD.	CHEVRON CORP.	SASKATCHEWAN, INC.	MONSANTO CO.

MARKET VALUE	$9,085,868	7,810,945	6,318,283	5,933,328	5,151,552

% OF NET ASSETS	5.6	4.8	3.9	3.6	3.2

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2011*

PERCENT OF
INDUSTRY**	NET ASSETS

Oil, Gas & Consumable Fuels	34.8%
Metals & Mining	32.6
Chemicals	18.4
Food Products	7.5
Paper & Forest Products	4.6
Real Estate Investment Trusts	1.3
Short Term Investments	13.8
Other Assets & Liabilities	(13.0)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs, except Sino-Forest Corp., which was Level 3 and part of the Paper & Forest Products Industry, representing 0.00% net assets. (Note 2)

SPDR MSCI ACWI ex-US ETF —
Management’s Discussion of Fund Performance

The SPDR® MSCI ACWI ex-US ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the total return performance of an equity index based upon broad based world ex-US equity markets. In seeking this objective, the Fund uses a sampling strategy to track the total return performance of the MSCI All Country World Index ex USA (the “Index”).

For the 12-month period ended September 30, 2011 (the “Reporting Period”), the total return for the Fund was −10.99%, and the total return for the Index was −10.42%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to fund expenses and slight variations between the Fund’s holdings and the Index constituents.

The year started well in Global Equity markets with the ACWI ex USA Index rising nearly 11% in the first half of the fiscal year. Good economic numbers, improved corporate earnings and what now looks like a temporary fix to European Sovereign Debt issues all helped boost equity markets. While the third quarter was relatively flat, markets turned harshly negative in the final quarter as the Index fell 19.78%. This correction not only wiped out the earlier gains but resulted in a double digit decline for the full year of 12.67%.

There were a number of issues raising concern in the markets including slowing growth in the U.S., Europe and China, an intensified debt crisis in Europe, and the downgrade of U.S. Government debt. The debt issues in the U.S. and Europe also created concern over the ability of governments to intervene and resolve the debt issues in peripheral Europe or to boost lagging economies. Currency markets were also significantly impacted with the Swiss Franc suffering a double digit decline relative to the Dollar in September. The Brazilian Real had steadily risen relative to the dollar causing the Brazilian government to charge significant taxes to weaken the currency, but the currency fell nearly 19% during September.

Financials were the hardest hit sector during the year. Many of the biggest detractors to the Index return were well known European financial firms including Banco Santander SA, Barclays PLC, BNP Paribas, Credit Suisse Group AG, Deutsche Bank AG, HSBC Holdings PLC, Societe Generale, UniCredit SpA and UBS AG. Each of these stocks was impacted by concerns over the Sovereign debt issues. UBS AG was also hit with a trading loss that cost the firm over USD 2 Billion.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

SPDR MSCI ACWI ex-US ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (1/10/07, 1/17/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR MSCI ACWI ex-US ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2011 is 0.34%.

PERFORMANCE AS OF SEPTEMBER 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	MSCI ALL COUNTRY	NET ASSET	MARKET	MSCI ALL COUNTRY
	VALUE	VALUE	WORLD INDEX EX USA	VALUE	VALUE	WORLD INDEX EX USA

ONE YEAR	−10.99%	−12.33%	−10.42%	−10.99%	−12.33%	−10.42%

THREE YEARS	2.42%	−1.37%	2.97%	0.80%	−0.46%	0.98%

SINCE INCEPTION (1)	−13.72%	−15.44%	−12.67%	−3.08%	−3.49%	−2.83%

(1) For the period January 10, 2007 to September 30, 2011.

SPDR MSCI ACWI ex-US ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR MSCI ACWI ex-US ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2011

				ROYAL DUTCH SHELL
DESCRIPTION	NESTLE SA	VODAFONE GROUP PLC	HSBC HOLDINGS PLC	PLC (Class A)	BHP BILLITON, LTD.

MARKET VALUE	$6,155,025	4,109,958	3,946,236	3,596,898	3,549,439

% OF NET ASSETS	1.7	1.1	1.1	1.0	1.0

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2011*

PERCENT OF
INDUSTRY**	NET ASSETS

Commercial Banks	13.5%
Oil, Gas & Consumable Fuels	11.0
Metals & Mining	6.7
Pharmaceuticals	6.2
Diversified Telecommunication Services	4.1
Automobiles	3.6
Insurance	3.4
Wireless Telecommunication Services	3.1
Chemicals	3.1
Food Products	2.9
Semiconductors & Semiconductor Equipment	2.4
Machinery	2.3
Beverages	2.2
Food & Staples Retailing	1.9
Electric Utilities	1.8
Real Estate Management & Development	1.7
Media	1.5
Road & Rail	1.4
Capital Markets	1.4
Industrial Conglomerates	1.4
Trading Companies & Distributors	1.3
Electronic Equipment, Instruments & Components	1.3
Tobacco	1.2
Diversified Financial Services	1.1
Multi-Utilities	1.1
Electrical Equipment	1.1
Real Estate Investment Trusts	1.0
Textiles, Apparel & Luxury Goods	1.0
Auto Components	0.9
Construction & Engineering	0.9
Hotels, Restaurants & Leisure	0.7
Household Durables	0.7
Specialty Retail	0.7
Gas Utilities	0.7
Building Products	0.6
Transportation Infrastructure	0.6
Multiline Retail	0.5
IT Services	0.5
Communications Equipment	0.5
Health Care Equipment & Supplies	0.5
Independent Power Producers & Energy Traders	0.5
Aerospace & Defense	0.5
Office Electronics	0.5
Software	0.5
Construction Materials	0.5
Commercial Services & Supplies	0.4
Professional Services	0.4
Marine	0.4
Internet Software & Services	0.3
Personal Products	0.3
Energy Equipment & Services	0.3
Household Products	0.3
Air Freight & Logistics	0.3
Health Care Providers & Services	0.2
Water Utilities	0.2
Containers & Packaging	0.2
Computers & Peripherals	0.2
Biotechnology	0.2
Paper & Forest Products	0.2
Airlines	0.2
Distributors	0.1
Consumer Finance	0.1
Leisure Equipment & Products	0.1
Short Term Investments	12.7
Other Assets & Liabilities	(12.1)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs. (Note 2)

SPDR Russell/Nomura PRIME Japan ETF —
Management’s Discussion of Fund Performance

The SPDR® Russell/Nomura PRIME Japan ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the total return performance of an equity index based upon the Japanese equity market. In seeking this objective, the Fund uses a sampling strategy designed to track the total return performance of the Russell/Nomura PRIME Index (the “Index”).

For the 12-month period ended September 30, 2011 (the “Reporting Period”), the total return for the Fund was 0.56%, and the total return for the Index was 1.72%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to fund expenses and slight variations between the Fund’s holdings and the Index constituents.

Concern about U.S. jobs, European bonds, and global trade reinforced the sense of caution even before a record earthquake struck off northeastern coast of Japan on March 11. Fragile sentiment persisted throughout the month, when worries about spreading radiation from the tsunami-damaged Fukushima Daiichi nuclear complex drove many equity averages to their lowest levels of 2011. Only then did investors start looking for values more aggressively, and when the Bank of Japan added tens of trillions of yen of fresh liquidity to keep financial conditions accommodative, share prices around the world began a steady rebound that carried through to the end of the first quarter. Commodity prices recovered, helped by anticipation of increased demand for energy and materials in support of Japanese reconstruction.

Sickly data on U.S. housing and an expected but still dispiriting contraction in first-quarter Japanese GDP kept equities on the defensive into the last week of May. Across the developed economies, ebbing purchasing manager surveys and sluggish retail sales figures offered an uninspiring backdrop for summer equity trading. September brought a fresh catalyst for concern, when budding strength in the U.S. dollar spurred a vicious rout in many emerging markets currencies. With the sole exception of MSCI Japan, every country constituent of the MSCI World Index shed more than 7% in September

On a security level, telecom names like NTT DoCoMo, Inc. and KDDI Corp. faired quite well through the year. Unfortunately, many of the large automobile companies, like Toyota Motor Corp., Honda Motor Co., Ltd. and Mitsubishi Motors Corp. suffered over the period, dampening some of the positive impact. Tokyo Electric Power Co., Inc. had the largest decline through the Reporting Period as a result of the damaged nuclear power plant north of Tokyo in May.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

SPDR Russell/Nomura PRIME Japan ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/9/06, 11/14/06, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Russell/Nomura PRIME Japan ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2011 is 0.50%.

PERFORMANCE AS OF SEPTEMBER 30, 2011

		CUMULATIVE TOTAL RETURN		AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	RUSSELL/NOMURA	NET ASSET	MARKET	RUSSELL/NOMURA
	VALUE	VALUE	PRIME INDEX	VALUE	VALUE	PRIME INDEX

ONE YEAR	0.56%	−2.01%	1.72%	0.56%	−2.01%	1.72%

THREE YEARS	1.00%	−3.61%	2.99%	0.33%	−1.22%	0.99%

SINCE INCEPTION (1)	−21.15%	−23.21%	−18.94%	−4.74%	−5.25%	−4.20%

(1)	For the period November 9, 2006 to September 30, 2011.

SPDR Russell/nomura PRIME Japan ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR Russell/Nomura PRIME Japan ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2011

					NIPPON
		MITSUBISHI UFJ			TELEGRAPH &
	TOYOTA	FINANCIAL		HONDA MOTOR	TELEPHONE
DESCRIPTION	MOTOR CORP.	GROUP, INC.	CANON, INC.	CO., LTD.	CORP.

MARKET VALUE	$452,545	377,055	348,091	285,556	251,635

% OF NET ASSETS	3.0	2.5	2.3	1.9	1.7

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2011*

PERCENT OF
INDUSTRY**	NET ASSETS

Commercial Banks	9.0%
Automobiles	7.1
Machinery	5.5
Pharmaceuticals	5.3
Electronic Equipment, Instruments & Components	5.2
Chemicals	4.5
Trading Companies & Distributors	4.2
Road & Rail	4.0
Real Estate Management & Development	3.0
Wireless Telecommunication Services	2.9
Office Electronics	2.9
Auto Components	2.9
Household Durables	2.8
Electric Utilities	2.6
Metals & Mining	2.5
Insurance	2.3
Food & Staples Retailing	2.0
Electrical Equipment	1.8
Diversified Telecommunication Services	1.7
Specialty Retail	1.5
Building Products	1.4
Construction & Engineering	1.4
Leisure Equipment & Products	1.4
Computers & Peripherals	1.3
Beverages	1.2
Food Products	1.1
Oil, Gas & Consumable Fuels	1.1
Commercial Services & Supplies	1.1
Personal Products	1.1
Software	1.0
Capital Markets	1.0
Semiconductors & Semiconductor Equipment	1.0
Gas Utilities	1.0
Tobacco	1.0
IT Services	0.8
Health Care Equipment & Supplies	0.8
Multiline Retail	0.7
Textiles, Apparel & Luxury Goods	0.6
Media	0.6
Industrial Conglomerates	0.5
Air Freight & Logistics	0.5
Internet Software & Services	0.4
Internet & Catalog Retail	0.4
Health Care Providers & Services	0.4
Paper & Forest Products	0.4
Consumer Finance	0.4
Marine	0.3
Hotels, Restaurants & Leisure	0.3
Diversified Financial Services	0.3
Transportation Infrastructure	0.3
Airlines	0.2
Household Products	0.2
Diversified Consumer Services	0.2
Independent Power Producers & Energy Traders	0.2
Construction Materials	0.1
Containers & Packaging	0.1
Professional Services	0.1
Distributors	0.1
Communications Equipment	0.0 ***
Short Term Investments	29.6
Other Assets & Liabilities	(28.3)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs, except for the Taisho Pharmaceutical Co., Ltd., which was Level 2 and part of the Pharmaceuticals Industry and CSK Corp., which was Level 2 and part of the IT Services Industry, representing 0.17% and 0.02% of the net assets, respectively. (Note 2)
***	Amount represents less than 0.05% of net assets.

SPDR Russell/Nomura Small Cap Japan ETF —
Management’s Discussion of Fund Performance

The SPDR® Russell/Nomura Small Cap Japan ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the total return performance of an equity index based upon the Japanese small cap equity market. In seeking this objective, the Fund uses a sampling strategy designed to track the total return performance of the float-adjusted Russell/Nomura Japan Small Cap Index (the “Index”).

For the 12-month period ended September 30, 2011 (the “Reporting Period”), the total return for the Fund was 12.17%, and the total return for the Index was 13.59%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to fund expenses and slight variations between the Fund’s holdings and the Index constituents.

Worrisome military tensions on the Korean peninsula and lingering debt concerns in Europe loomed as recurring threats to investor sentiment. Turmoil in Libya and other Arab nations kept oil prices on the move. Concerns about U.S. jobs, European bonds, and global trade reinforced the sense of caution even before a record earthquake struck off northeastern Japan. Deepening credit woes in peripheral Europe and the tragic devastation in Japan left many developed markets with losses in March. Sentiment was fragile when worries about spreading radiation from the tsunami-damaged Fukushima Daiichi nuclear complex drove many equity averages to their lowest levels of 2011. Only then did investors start looking for values more aggressively, and when the Bank of Japan added tens of trillions of yen of fresh liquidity to keep financial conditions accommodative, share prices around the world began a steady rebound that carried through to the end of the first quarter. Commodity prices recovered nicely and economically sensitive themes continued to perform well, helped by the anticipation of increased demand for energy and materials in support of Japanese reconstruction. The killing of notorious terrorist Osama bin Laden created excessive enthusiasm among investors who had to contend with less amicable economic indicators as well as with nervous sovereign bond markets that took little comfort from evolving approaches to stabilizing Greek finances. Hopes stayed high that expanded financial support for troubled eurozone sovereigns would mitigate the impact of fiscal austerity initiatives. A credit downgrade of U.S. debt highlighted the lack of budget flexibility available to even the largest western governments.

On an individual security basis, the largest positive contributors to the Fund’s performance in the Health Care sector were Ship Healthcare Holdings, Inc., M3, Inc., and Sosei Group Corp. Also contributing to the Fund’s positive performance were securities from the consumer discretionary sector such as Sanrio Co., Ltd., Start Today Co. Ltd., and Daido Metal Co., Ltd. Cosmo Oil Co., Ltd. (energy sector) and Japan Wind Development Co. Ltd. (utilities) detracted from performance of the Fund.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

SPDR Russell/Nomura Small Cap Japan ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/9/06, 11/14/06, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Russell/Nomura Small Cap Japan ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2011 is 0.55%.

PERFORMANCE AS OF SEPTEMBER 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	RUSSELL/NOMURA	NET ASSET	MARKET	RUSSELL/NOMURA
	VALUE	VALUE	JAPAN SMALL CAP INDEX	VALUE	VALUE	JAPAN SMALL CAP INDEX

ONE YEAR	12.17%	10.19%	13.59%	12.17%	10.19%	13.59%

THREE YEARS	29.97%	25.54%	31.80%	9.13%	7.88%	9.64%

SINCE INCEPTION (1)	−2.89%	−4.57%	−0.72%	−0.60%	−0.95%	−0.15%

(1)	For the period November 9, 2006 to September 30, 2011.

SPDR Russell/Nomura Small Cap JAPAN ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR Russell/Nomura Small Cap Japan ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2011

DESCRIPTION	KEWPIE CORP.	WACOAL HOLDINGS CORP.	GREE, INC.	KAKEN PHARMACEUTICAL CO., LTD.	THE AWA BANK, LTD.

MARKET VALUE	$615,918	592,605	574,071	566,978	563,259

% OF NET ASSETS	0.6	0.6	0.6	0.6	0.6

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2011*

PERCENT OF
INDUSTRY**	NET ASSETS

Commercial Banks	9.3%
Machinery	6.4
Chemicals	6.3
Food Products	5.7
Auto Components	5.1
Electronic Equipment, Instruments & Components	4.2
Construction & Engineering	4.1
Specialty Retail	3.9
Metals & Mining	3.3
Media	3.0
Textiles, Apparel & Luxury Goods	2.9
Pharmaceuticals	2.8
Trading Companies & Distributors	2.6
Food & Staples Retailing	2.4
Building Products	2.2
IT Services	2.2
Commercial Services & Supplies	2.0
Hotels, Restaurants & Leisure	1.9
Household Durables	1.9
Electrical Equipment	1.8
Road & Rail	1.7
Real Estate Management & Development	1.5
Health Care Equipment & Supplies	1.4
Internet Software & Services	1.4
Diversified Financial Services	1.3
Personal Products	1.3
Multiline Retail	1.3
Software	1.3
Beverages	1.2
Semiconductors & Semiconductor Equipment	1.2
Leisure Equipment & Products	0.9
Containers & Packaging	0.9
Consumer Finance	0.9
Capital Markets	0.9
Construction Materials	0.9
Transportation Infrastructure	0.8
Household Products	0.7
Oil, Gas & Consumable Fuels	0.7
Distributors	0.6
Communications Equipment	0.6
Computers & Peripherals	0.5
Internet & Catalog Retail	0.5
Paper & Forest Products	0.4
Gas Utilities	0.3
Air Freight & Logistics	0.3
Professional Services	0.3
Electric Utilities	0.2
Marine	0.2
Industrial Conglomerates	0.2
Energy Equipment & Services	0.1
Office Electronics	0.1
Short Term Investments	25.6
Other Assets & Liabilities	(24.2)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs, except for Suruga Corp., which was Level 2 and part of the Real Estate Management & Development Industry, K.K. daVinci Holdings, which was Level 2 and part of the Real Estate Management & Development Industry, Paramount Bed Co., Ltd., which was Level 2 and part of the Health Care Equipment & Supplies Industry and CSK Corp., which was Level 2 and part of the IT Services Industry, representing 0.00%, 0.00%, 0.16% and 0.07% of net assets, respectively. (Note 2)

SPDR S&P International Dividend ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P International Dividend ETF (the “Fund”) seeks to replicate as closely as possible, before expenses, the price and yield performance of an index that tracks exchange-listed common stocks of companies domiciled in countries outside the United States that offer high dividend yields. In seeking this objective, the Fund uses a sampling strategy designed to track the price and yield performance of the S&P International Dividend Opportunities Index (the “Index”).

For the 12-month period ended September 30, 2011 (the “Reporting Period”), the total return for the Fund was −11.06%, and the total return for the Index was −10.33%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to fund expenses and slight variations between the Fund’s holdings and the Index constituents.

The lingering effects from the Japanese tsunami in March and persistent unrest in the Arab world made it difficult for investors to find value in the international markets. The trend continued cautiously where the general theme among most investors was being risk aversive but resilient. This resilience was all the more remarkable given the backdrop of credit rating downgrades and attendant yield gains across southern Europe, where five-year yields in Greece breached 20% and those in Portugal doubled from a year ago.

The top three contributors to the performance of the Fund were Lottomatica SpA, Telstra Corp., Ltd. and Yellow Media Inc. The top three detractors were RWE AG, PagesJaunes Groupe and Orient Overseas International, Ltd. All three detractors lost a significant amount of their stock value during the one year period.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

SPDR S&P International Dividend ETF —
Performance Summary

The following Performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (2/12/08, 2/19/08, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P International Dividend ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2011 is 0.46%.

PERFORMANCE AS OF SEPTEMBER 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			S&P INTERNATIONAL			S&P INTERNATIONAL
	NET ASSET	MARKET	DIVIDEND	NET ASSET	MARKET	DIVIDEND
	VALUE	VALUE	OPPORTUNITIES INDEX	VALUE	VALUE	OPPORTUNITIES INDEX

ONE YEAR	−11.06%	−12.06%	−10.33%	−11.06%	−12.06%	−10.33%

THREE YEARS	8.69%	5.40%	12.48%	2.82%	1.77%	4.00%

SINCE INCEPTION (1)	−20.57%	−21.52%	−18.02%	−6.14%	−6.45%	−5.32%

(1) For the period February 12, 2008 to September 30, 2011

SPDR S&P International Dividend ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR S&P International Dividend ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2011

			TELECOMUNICACOES		ORIENT OVERSEAS
DESCRIPTION	RWE AG	TELE2 AB (CLASS B)	DE SAO PAULO SA ADR	ASX, LTD.	INTERNATIONAL, LTD.

MARKET VALUE	$18,339,340	16,853,108	16,280,610	15,940,972	11,234,010

% OF NET ASSETS	3.8	3.5	3.4	3.3	2.3

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2011*

PERCENT OF
INDUSTRY**	NET ASSETS

Diversified Telecommunication Services	21.1%
Electric Utilities	8.3
Media	7.3
Multi-Utilities	7.0
Wireless Telecommunication Services	6.1
Construction & Engineering	4.8
Diversified Financial Services	4.4
Insurance	3.2
Real Estate Investment Trusts	3.0
Metals & Mining	2.8
Energy Equipment & Services	2.7
Pharmaceuticals	2.6
Commercial Banks	2.5
Marine	2.3
Food Products	2.3
Water Utilities	1.9
Textiles, Apparel & Luxury Goods	1.2
Gas Utilities	1.1
Transportation Infrastructure	1.1
Consumer Finance	1.1
Independent Power Producers & Energy Traders	1.0
Software	1.0
Food & Staples Retailing	0.9
Automobiles	0.9
Real Estate Management & Development	0.9
Office Electronics	0.9
Oil, Gas & Consumable Fuels	0.9
Tobacco	0.8
Internet & Catalog Retail	0.8
Health Care Providers & Services	0.7
Specialty Retail	0.7
Airlines	0.7
Household Products	0.7
IT Services	0.7
Machinery	0.6
Construction Materials	0.4
Short Term Investments	12.9
Other Assets & Liabilities	(12.3)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs. (Note 2)

SPDR S&P International Mid Cap ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P International Mid Cap ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the mid capitalization segment of global markets outside the United States. In seeking this objective, the Fund uses a sampling strategy designed to track the total return performance of the S&P Developed Ex-US between USD2 Billion and USD5 Billion Index (the “Index”).

For the 12-month period ended September 30, 2011 (the “Reporting Period”), the total return for the Fund was −6.00%, and the total return for the Index was −5.00%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to fund expenses and slight variations between the Fund’s holdings and the Index constituents.

After a solid finish to a prosperous 2010, global equity markets celebrated the first trading session of 2011 with a robust rally. The enthusiasm consolidated, though, as turmoil in Libya and other Arab nations kept oil prices on the move and northeastern Japan was struck off with a tragic devastation from the record earthquake. The festering challenge of dealing with Greek finances served to remind traders of the harrowing euro declines during and the currency remained on the defensive until renewed commitment to Greek support began to take shape near the end of May. With fiscal austerity gaining urgency, activity indicators looking languid, and liquidity conditions beginning to tighten, the first half of 2011 ended up being a brutal blow for mid-cap equities. While share prices have cheapened substantially in recent months, unfriendly liquidity trends and lack of resolution on Eurozone sovereign issues seem apt to keep buyer enthusiasm muted until conditions improve.

The top three contributors to the performance of the Fund were Valeant Pharmaceuticals International, Inc., Konami Corp. and Samsung Engineering Co. The top three detractors were Modern Times Group AB, Cochlear, Ltd. and The Governor & Co. of the Bank of Ireland. Since the financial crisis of 2008, Bank of Ireland has been battling with its troubled assets and trying to raise equity through multiple rights offerings to avoid a possible government take-over.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

SPDR S&P International Mid Cap ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/7/08, 5/13/08, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P International Mid Cap ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2011 is 0.45%.

PERFORMANCE AS OF SEPTEMBER 30, 2011

		CUMULATIVE TOTAL RETURN		AVERAGE ANNUAL TOTAL RETURN

			S&P DEVELOPED EX-U.S.			S&P DEVELOPED EX-U.S.
	NET ASSET	MARKET	BETWEEN USD2 BILLION	NET ASSET	MARKET	BETWEEN USD2 BILLION
	VALUE	VALUE	AND USD5 BILLION INDEX	VALUE	VALUE	AND USD5 BILLION INDEX

ONE YEAR	−6.00%	−7.97%	−5.00%	−6.00%	−7.97%	−5.00%

THREE YEARS	11.62%	6.70%	15.71%	3.73%	2.19%	4.99%

SINCE INCEPTION (1)	−18.00%	−19.36%	−16.22%	−5.67%	−6.13%	−5.07%

(1)	For the period May 7, 2008 to September 30, 2011.

SPDR S&P International Mid Cap ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR S&P International Mid Cap ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2011

			JAPAN REAL ESTATE
DESCRIPTION	THE HACHIJUNI BANK, LTD.	SHIMANO, INC.	INVESTMENT CORP.	ZODIAC AEROSPACE	SCOR SE

MARKET VALUE	$315,607	294,337	273,897	265,055	259,066

% OF NET ASSETS	0.9	0.8	0.8	0.7	0.7

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2011*

PERCENT OF
INDUSTRY**	NET ASSETS

Commercial Banks	6.8%
Oil, Gas & Consumable Fuels	5.3
Chemicals	5.0
Metals & Mining	4.7
Real Estate Investment Trusts	4.4
Construction & Engineering	4.4
Machinery	4.0
Media	3.3
Real Estate Management & Development	3.1
Insurance	3.1
Road & Rail	2.7
Diversified Financial Services	2.5
Multiline Retail	2.5
Energy Equipment & Services	2.5
Food & Staples Retailing	2.3
Electronic Equipment, Instruments & Components	2.2
Aerospace & Defense	2.0
Food Products	1.9
Hotels, Restaurants & Leisure	1.9
Leisure Equipment & Products	1.9
Health Care Providers & Services	1.8
Capital Markets	1.7
Auto Components	1.7
Diversified Telecommunication Services	1.6
Commercial Services & Supplies	1.5
IT Services	1.5
Household Durables	1.5
Electrical Equipment	1.3
Trading Companies & Distributors	1.2
Industrial Conglomerates	1.1
Pharmaceuticals	1.0
Construction Materials	1.0
Health Care Equipment & Supplies	1.0
Electric Utilities	0.9
Software	0.9
Textiles, Apparel & Luxury Goods	0.9
Office Electronics	0.9
Transportation Infrastructure	0.9
Water Utilities	0.8
Independent Power Producers & Energy Traders	0.8
Computers & Peripherals	0.8
Consumer Finance	0.7
Automobiles	0.7
Air Freight & Logistics	0.6
Gas Utilities	0.6
Specialty Retail	0.5
Internet Software & Services	0.5
Containers & Packaging	0.5
Professional Services	0.4
Semiconductors & Semiconductor Equipment	0.4
Paper & Forest Products	0.4
Airlines	0.3
Multi-Utilities	0.3
Distributors	0.3
Personal Products	0.3
Health Care Technology	0.3
Marine	0.2
Biotechnology	0.2
Beverages	0.2
Building Products	0.2
Diversified Consumer Services	0.1
Communications Equipment	0.1
Wireless Telecommunication Services	0.0 ***
Short Term Investments	16.2
Other Assets & Liabilities	(15.3)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs, except for Sino-Forest Corp., which was Level 3 and part of the Paper & Forest Products Industry, representing less than 0.05% of net assets. (Note 2)
***	Amount represents less than 0.05% of net assets.

SPDR S&P Emerging Markets Small Cap ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P Emerging Markets Small Cap ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the small capitalization segment of global emerging market countries. In seeking this objective, the Fund uses a sampling strategy designed to track the total return performance of the S&P Emerging Markets Under USD2 Billion Index (the “Index”). The Fund also employs futures to maintain market exposure for cash and receivables as well as for market access where direct access is more limited.

For the 12-month period ended September 30, 2011 (the “Reporting Period”), the total return for the Fund was −23.36%, and the total return for the Index was −20.68%. The Fund and Index returns reflect the reinvestment of dividends and other income. The difference in the Fund’s performance relative to the Index during the Reporting Period can be attributed primarily to Fund expenses, transaction costs, payment of taxes on dividends which are not reflected in the Index and variations between the Fund’s holdings and the Index constituents due to the Fund’s sampling methodology.

The Index ended the Reporting Period with a loss of 20.68%. The Index was off to a promising start with an 8.6% gain in the first quarter of this period but then declined for the remaining 3 quarters. Early on, investors were enthusiastic that the global economy was gradually improving and risk appetite was healthy. Emerging market small cap names are generally a beneficiary of positive liquidity and risk dynamics. As the year progressed however, a number of factors turned negative and led to increased investor skittishness. Expectations for the global economy continued to weaken, led by a number of factors: ongoing challenges in Europe with the peripheral market debt problems; a weak recovery in the United States; turmoil in the Middle East; and concerns about the health of emerging markets.

China, the largest economy in the Index, saw its market decline significantly during this period. The Chinese government has been tightening monetary policy this year in an effort to slow down high levels of growth and address inflation concerns. Taiwan, the largest country weight in the Index, declined as well this year. Information technology was the worst performing global sector and many of these names are in Taiwan. India, which makes up around 10% of the Index, declined this year as the market was troubled by persistent inflation problems as well as scandals in the telecom sector that highlighted corruption issues in the government. Most emerging market returns were negative this year, but there were a few positive returns. Smaller countries like the Czech Republic, Peru and the Philippines were able to the buck the trend and produce gains.

At the individual stock level, Catcher Technology Co., Ltd. in Taiwan was the largest positive contributor to returns. This company produces metal casings for electronics and, as a major supplier to Apple and others, has benefited from the global growth in the mobile electronics area. The Fund was also helped by positions in China Petrochemical Development Corp. and Hiwin Technologies Corp.. On the negative side, IVRCL Infrastructures & Projects, Ltd., an Indian construction company, was the largest detractor from returns. The Fund was also impacted by positions in Thanachart Capital PCL, a Thai financial services company and PBG SA, a Polish engineering company.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

SPDR S&P Emerging Markets Small Cap ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/12/08, 5/16/08, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Emerging Markets Small Cap ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2011 is 0.65%.

PERFORMANCE AS OF SEPTEMBER 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			S&P EMERGING			S&P EMERGING
	NET ASSET	MARKET	MARKETS UNDER USD2	NET ASSET	MARKET	MARKETS UNDER USD2
	VALUE	VALUE	BILLION INDEX	VALUE	VALUE	BILLION INDEX

ONE YEAR	−23.36%	−26.82%	−20.68%	−23.36%	−26.82%	−20.68%

THREE YEARS	31.90%	24.77%	44.94%	9.67%	7.66%	13.17%

SINCE INCEPTION (1)	−17.54%	−21.00%	−7.65%	−5.53%	−6.72%	−2.32%

(1)	For the period May 12, 2008 to September 30, 2011.

SPDR S&P Emerging Markets Small Cap ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR S&P Emerging Markets Small Cap ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2011

			MARCOPOLO SA
DESCRIPTION	KULIM MALAYSIA BHD	LEWIS GROUP, LTD.	PREFERENCE SHARES	DATATEC, LTD.	THANACHART CAPITAL PCL

MARKET VALUE	$6,015,584	5,612,574	5,354,482	5,153,299	4,958,618

% OF NET ASSETS	0.7	0.6	0.6	0.6	0.5

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2011*

PERCENT OF
INDUSTRY**	NET ASSETS

Real Estate Management & Development	7.4%
Semiconductors & Semiconductor Equipment	5.8
Food Products	5.6
Metals & Mining	4.8
Electronic Equipment, Instruments & Components	4.7
Chemicals	4.7
Construction & Engineering	3.6
Machinery	3.3
Commercial Banks	3.1
Computers & Peripherals	2.8
Capital Markets	2.6
Textiles, Apparel & Luxury Goods	2.4
Household Durables	2.3
Diversified Financial Services	2.3
Pharmaceuticals	2.3
Industrial Conglomerates	2.1
Transportation Infrastructure	2.0
Electrical Equipment	1.9
Media	1.8
Hotels, Restaurants & Leisure	1.8
Construction Materials	1.7
Auto Components	1.7
Communications Equipment	1.7
Oil, Gas & Consumable Fuels	1.6
Marine	1.4
Specialty Retail	1.2
Multiline Retail	1.1
Independent Power Producers & Energy Traders	1.1
Real Estate Investment Trusts	1.0
Software	0.9
Energy Equipment & Services	0.9
IT Services	0.9
Food & Staples Retailing	0.9
Automobiles	0.9
Health Care Equipment & Supplies	0.8
Leisure Equipment & Products	0.8
Paper & Forest Products	0.8
Beverages	0.8
Diversified Telecommunication Services	0.8
Electric Utilities	0.7
Commercial Services & Supplies	0.6
Tobacco	0.6
Trading Companies & Distributors	0.6
Health Care Providers & Services	0.5
Air Freight & Logistics	0.5
Biotechnology	0.5
Airlines	0.5
Building Products	0.5
Personal Products	0.5
Insurance	0.5
Internet Software & Services	0.4
Diversified Consumer Services	0.4
Consumer Finance	0.4
Wireless Telecommunication Services	0.4
Gas Utilities	0.3
Household Products	0.3
Containers & Packaging	0.3
Water Utilities	0.3
Office Electronics	0.1
Internet & Catalog Retail	0.1
Distributors	0.1
Thrifts & Mortgage Finance	0.1
Road & Rail	0.1
Professional Services	0.0 ***
Short Term Investments	6.7
Other Assets & Liabilities	(4.3)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs, except for China Hongxing Sports, Ltd., which was Level 3 and part of the Textiles, Apparel & Luxury Goods Industry, Real Gold Mining, Ltd., which was Level 3 and part of the Metals & Mining Industry, China Forestry Holdings, Ltd., which was Level 3 and part of the Paper & Forest Products Industry, Essar Shipping, Ltd., which was Level 2 and part of the Oil, Gas & Consumable Fuels Industry, Polaris Securities Co., Ltd., which was Level 2 and part of the Capital Markets Industry, and Ralink Technology Corp., which was Level 2 and part of the Semiconductors & Semiconductor Equipment Industry, each representing less than 0.05% of net assets, except for Polaris Securities Co. and Ralink Technology Corp., which represented 0.41% and 0.08% of net assets, respectively. (Note 2)
***	Amount represents less than 0.05% of net assets.

SPDR Dow Jones Global Real Estate ETF —
Management’s Discussion of Fund Performance

The SPDR® Dow Jones Global Real Estate ETF (the “Fund”) seeks to replicate as closely as possible, before expenses, the price and yield performance of an index based upon the global real estate market. In seeking this objective, the Fund uses a sampling strategy designed to track the price and yield performance of the Dow Jones Global Select Real Estate Securities Index (the “Index”).

For the 12-month period ended September 30, 2011 (the “Reporting Period”), the total return for the Fund was −2.80%, and the total return for the Index was −3.14%. The Fund and Index returns reflect the reinvestment of dividends and other income. The difference in the Fund’s performance relative to the Index during the Reporting Period can be attributed primarily to Fund expenses, transaction costs, the effects of cash and receivable balances and management fees; offset by the Fund’s positive bias against its benchmark with respect to payment of taxes on dividends and variations between the Fund’s holdings and the Index constituents due to the Fund’s sampling methodology.

Several factors typically impact the performance of the global real estate securities market, namely capital availability, real estate operating fundamentals, valuations in the underlying private property markets and investor flows to the asset class. For the 12 months of the Reporting Period, publicly traded real estate companies globally enjoyed access to cheap sources of capital in both debt and equity markets. Real estate operating fundamentals have been generally improving since 2009; occupancies, rental rates and residential transaction activity have recovered to prior peak levels in several markets, i.e., London and New York office, Hong Kong and China residential. With a few exceptions, such as Amsterdam and Singapore office markets, general balance between supply and demand in the majority of real estate markets has been providing stability to operating fundamentals despite a slow-growth macroeconomic backdrop. Private market valuations have been on the rise. As investors searched for yield in the low interest rate environment, strong demand for core commercial real estate from sovereign wealth funds, pension funds and private wealth investors drove cap rates down to historical lows in major markets such as Tokyo, Sydney, London and New York.

In addition to these traditional drivers, the performance of the publicly traded real estate market over the Reporting Period was influenced by a number of global geo-political and macro-economic developments. Property market austerity programs in Asia, a major earthquake in Japan, unrest in the Middle East and a major flood in Australia pressured the global property markets and overshadowed otherwise positive trends in operating fundamentals and capital markets. Global real estate experienced heightened volatility and underperformed global equities at the onset of 2011. During the second quarter, European debt crisis concerns escalated, global economic indicators stalled, inflation became a prevailing fear in emerging markets and investor confidence began to wane. As a result, the defensive characteristics of listed real estate came into focus as investors rotated out of broader equities. After lagging earlier in the year, global real estate outperformed global equities. In late summer of 2011, broad investor capitulation became apparent. On the back of deteriorating credit markets, rising fears of a repeat global financial crisis, and increased concerns over a global economic recession, a major de-risking trade transpired and the publicly traded real estate market was not immune to that.

Investor sentiment towards Asian and the Emerging Markets has been decidedly negative since 2010. These markets are largely made up of residential property developers who have been subjected to austerity, intended to suppress housing demand, reduce speculative buying, cap prices and limit financing availability for new projects. Over the last 12 months, investors have questioned developers’ ability to maintain sales and meet revenue targets and have become increasingly concerned about developers’ cost of capital amid tightening credit markets. As a result, Asian and Emerging Markets underperformed significantly during the Reporting Period.

Global property investors became increasingly risk averse over the Reporting Period, retreating from markets with capital liquidity constraints and becoming more selective regarding geographic exposure. Despite overall underperformance of the European publicly traded property markets, countries outside of

SPDR Dow Jones Global Real Estate ETF —
Management’s Discussion of Fund Performance (continued)

the Eurozone performed exceptionally well. Against the weakness of most Asian markets, Japan was the best performing listed property market globally as it has enjoyed continuous support from the Bank of Japan. North America once again has been a favored region due to improving fundamentals and resilient capital markets. Specifically, Canada showed broad strength in its public real estate as the country least impacted by the latest fallout in the financial markets and macroeconomic headwinds.

At the individual security level, investors favored companies with low leverage, limited near-term maturities and safe, defensive cash flows. The best performing stocks globally were those that were able to deliver positive surprises to investors by restructuring and addressing their refinancing needs amid the turmoil in global capital markets, namely First Industrial Realty Trust, Inc. (U.S.), Charter Hall Office (Australia) and Mori Hills Investment Corp. (Japan). The worst performing stocks in the last 12 months were highly leveraged real estate companies, such as IVG Immobilien AG (Germany), for which inevitable equity issuance has created an overhang, and Globe Trade Centre SA (Poland), which was affected by leverage combined with exposure to residential markets in a number of Eastern European countries.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

SPDR Dow Jones Global Real Estate ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/7/08, 5/13/08, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Dow Jones Global Real Estate ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2011 is 0.50%.

PERFORMANCE AS OF SEPTEMBER 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			DOW JONES GLOBAL			DOW JONES GLOBAL
	NET ASSET	MARKET	SELECT REAL ESTATE	NET ASSET	MARKET	SELECT REAL ESTATE
	VALUE	VALUE	SECURITIES INDEX	VALUE	VALUE	SECURITIES INDEX

ONE YEAR	−2.80%	−3.55%	−3.14%	−2.80%	−3.55%	−3.14%

THREE YEARS	−2.23%	−2.94%	−3.08%	−0.75%	−0.99%	−1.04%

SINCE INCEPTION (1)	−21.67%	−22.11%	−22.91%	−6.93%	−7.08%	−7.37%

(1)	For the period May 7, 2008 to September 30, 2011.

SPDR Dow Jones Global Real Estate ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR Dow Jones Global Real Estate ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2011

					BROOKFIELD ASSET
	SIMON PROPERTY				MANAGEMENT, INC.
DESCRIPTION	GROUP, INC.	UNIBAIL-RODAMCO SE	WESTFIELD GROUP	PUBLIC STORAGE	(CLASS A)

MARKET VALUE	$15,700,855	8,028,703	7,795,660	7,650,524	7,574,903

% OF NET ASSETS	5.7	2.9	2.8	2.8	2.8

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2011*

PERCENT OF
INDUSTRY**	NET ASSETS

Retail REITs	27.6%
Real Estate Management & Development	16.0
Office REITs	15.2
Specialized REITs	13.7
Diversified REITs	11.6
Residential REITs	10.5
Industrial REITs	4.7
Diversified Capital Markets	0.3
Short Term Investments	11.0
Other Assets & Liabilities	(10.6)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs except for Martinsa-Fadesa SA, which was Level 2 and part of the Real Estate Management & Development Industry, representing less than 0.05% of net assets. (Note 2)

SPDR S&P International Consumer Discretionary Sector ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P International Consumer Discretionary Sector ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the consumer discretionary sector of developed global markets outside the United States. In seeking this objective, the Fund uses a sampling strategy designed to track the total return performance of the S&P Developed Ex-US BMI Consumer Discretionary Sector Index (the “Index”).

For the 12-month period ended September 30, 2011 (the “Reporting Period”), the total return for the Fund was −5.33%, and the total return for the Index was −4.78%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to fund expenses and slight variations between the Fund’s holdings and the Index constituents.

After posting positive cumulative returns for the first 7 months of the Reporting period that took the Index up about 17%, the Index fell over 20% over the remainder of the period as consumer sentiment fell. Early on, investors were enthusiastic that the global economy was gradually improving and risk appetite was healthy. Performance among the sectors brought few surprises; defensive issues tended to lag the broader market while those sectors with greater exposure to global recovery enjoyed outperformance. The consumer discretionary sector was boosted by healthy gains for shares of auto makers on indications of strong demand.

Fragile sentiment persisted into the ides of March after the earthquake struck off northeastern Japan. Worries about spreading radiation from the tsunami-damaged Fukushima Daiichi nuclear complex drove many equity averages to their lowest levels of 2011. Only then did investors start looking for values more aggressively, and when the Bank of Japan added tens of trillions of yen of fresh liquidity to keep financial conditions accommodative, share prices around the world began a steady rebound that carried through to the end of the first quarter. Despite Japan being about one-third of the Index, the Index fell less than 3% in March followed by a 7% gain the following month.

The positive return in the Index had been erased by the end of the Reporting Period, as the Index fell almost 20% in the last 2 months. Employment gains in the U.S. slipped back dramatically from what had been a solid pace during the spring, sparking fresh declines in consumer sentiment. Business confidence in Germany retreated steadily from early 2011 highs, echoed by similar declines in other European countries. Across the developed economies, ebbing purchasing manager surveys and sluggish retail sales figures offered an uninspiring backdrop for summer equity trading. Sellers of consumer goods may be facing stiffer competition from basic costs for food and energy, while financials may also be finding it more difficult to extract arbitrarily onerous fees from increasingly careful customers. Despite losing just over 20% in the last quarter of the Reporting Period, the consumer discretionary sector was neither the worst nor best performing sector for the quarter and the year.

Korean automobile makers Hyundai Motor Co. and Kia Motors Corp. were the top contributors to performance as they benefited from strong demand due to the direct impact of the earthquake on Japanese automakers. Daimler AG, a top producer of premium vehicles, was the worst performer.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

SPDR S&P International Consumer Discretionary Sector ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (7/16/08, 7/22/08, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P International Consumer Discretionary Sector ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2011 is 0.50%.

PERFORMANCE AS OF SEPTEMBER 30, 2011

		CUMULATIVE TOTAL RETURN		AVERAGE ANNUAL TOTAL RETURN

			S&P DEVELOPED			S&P DEVELOPED
			EX-U.S. BMI			EX-U.S. BMI
			CONSUMER			CONSUMER
	NET ASSET	MARKET	DISCRETIONARY	NET ASSET	MARKET	DISCRETIONARY
	VALUE	VALUE	SECTOR INDEX	VALUE	VALUE	SECTOR INDEX

ONE YEAR	−5.33%	−7.58%	−4.78%	−5.33%	−7.58%	−4.78%

THREE YEARS	18.21%	13.14%	18.91%	5.74%	4.20%	5.94%

SINCE INCEPTION (1)	3.69%	1.41%	3.75%	1.13%	0.44%	1.02%

(1)	For the period July 16, 2008 to September 30, 2011.

SPDR S&P International Consumer Discretionary Sector ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR S&P International Consumer Discretionary Sector ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2011

	TOYOTA MOTOR				LVMH MOET HENNESSY
DESCRIPTION	CORP.	HONDA MOTOR CO., LTD.	DAIMLER AG	HYUNDAI MOTOR CO.	LOUIS VUITTON SA

MARKET VALUE	$781,152	375,810	355,466	326,875	289,194

% OF NET ASSETS	6.9	3.3	3.2	2.9	2.6

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2011*

PERCENT OF
INDUSTRY**	NET ASSETS

Automobiles	27.2%
Media	15.1
Textiles, Apparel & Luxury Goods	11.3
Hotels, Restaurants & Leisure	10.9
Specialty Retail	9.6
Auto Components	8.9
Household Durables	6.8
Multiline Retail	4.4
Leisure Equipment & Products	2.3
Distributors	1.6
Internet & Catalog Retail	0.9
Diversified Consumer Services	0.7
Short Term Investments	0.0 ***
Other Assets & Liabilities	0.3

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs. (Note 2)
***	Amount represents less than 0.05% of net assets.

SPDR S&P International Consumer Staples Sector ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P International Consumer Staples Sector ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the consumer staples sector of developed global markets outside the United States. In seeking this objective, the Fund uses a sampling strategy designed to track the total return performance of the S&P Developed Ex-US BMI Consumer Staples Sector Index (the “Index”).

For the 12-month period ended September 30, 2011 (the “Reporting Period”), the total return for the Fund was 2.08%, and the total return for the Index was 2.67%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to fund expenses and slight variations between the Fund’s holdings and the Index constituents.

Equities outside the U.S. had to navigate some choppy waters during the fourth quarter of 2010, especially as sovereign woes in Ireland reawakened worries about major European banks during November. When the theme of global economic resilience gained fresh ascendancy in December, though, almost all equity markets around the world participated in a vigorous year-end rally, converting what had been a disappointing 2010 into a relatively solid year for global equities. Performance among the sectors during the fourth quarter brought few surprises; defensive issues such as consumer staples tended to lag the broader market while those sectors with greater exposure to global recovery enjoyed outperformance. The Index rose about 4% in the fourth quarter of 2010.

Across the major sectors of the broader market, leadership stayed with the cyclical areas in early 2011 as investors found minimal appeal in defensively oriented groups like consumer staples and utilities. The Index barely stayed in the black in the first quarter of 2011, adding about 0.50%, and it was the worst performing sector for the quarter. Employment gains in the U.S. slipped back dramatically from what had been a solid pace during the spring, sparking fresh declines in consumer sentiment. Business confidence in Germany retreated steadily from early 2011 highs, echoed by similar declines in other European countries. Across the developed economies, ebbing purchasing manager surveys and sluggish retail sales figures offered an uninspiring backdrop for summer equity trading. Sellers of consumer goods may be facing stiffer competition from basic costs for food and energy, while financials may also be finding it more difficult to extract arbitrarily onerous fees from increasingly careful customers. Within consumer staples, food and staples retailing dragged down the overall sector over the Reporting period while tobacco had the highest return and posted positive numbers for each of the four quarters. The Index finished the Reporting period up almost 2.7% and was one of the worst performing sectors.

British American Tobacco PLC and Japan Tobacco, Inc., contributed to performance as tobacco firms are less sensitive to the current environment of rising commodity prices. Carrefour SA, the largest grocery retailer in Europe, was one of the largest detractors from performance as it lost over half of its value during the period.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

SPDR S&P International Consumer Staples Sector ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (7/16/08, 7/22/08, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P International Consumer Staples Sector ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2011 is 0.50%.

PERFORMANCE AS OF SEPTEMBER 30, 2011

		CUMULATIVE TOTAL RETURN		AVERAGE ANNUAL TOTAL RETURN

			S&P DEVELOPED			S&P DEVELOPED
			EX-U.S. BMI			EX-U.S. BMI
	NET ASSET	MARKET	CONSUMER STAPLES	NET ASSET	MARKET	CONSUMER STAPLES
	VALUE	VALUE	SECTOR INDEX	VALUE	VALUE	SECTOR INDEX

ONE YEAR	2.08%	1.08%	2.67%	2.08%	1.08%	2.67%

THREE YEARS	23.58%	19.18%	28.76%	7.31%	6.02%	8.79%

SINCE INCEPTION (1)	16.53%	15.39%	21.92%	4.88%	4.56%	5.61%

(1)	For the period July 16, 2008 to September 30, 2011.

SPDR S&P International Consumer Staples Sector ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR S&P International Consumer Staples Sector ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2011

		BRITISH
		AMERICAN
		TOBACCO		DIAGEO
DESCRIPTION	NESTLE SA	PLC	UNILEVER NV	PLC	TESCO PLC

MARKET VALUE	$3,094,143	1,288,653	887,415	791,348	730,873

% OF NET ASSETS	16.1	6.7	4.6	4.1	3.8

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2011*

PERCENT OF
INDUSTRY**	NET ASSETS

Food Products	34.5%
Food & Staples Retailing	22.6
Beverages	18.5
Tobacco	13.0
Personal Products	6.3
Household Products	4.5
Short Term Investments	0.0 ***
Other Assets & Liabilities	0.6

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs. (Note 2)
***	Amount represents less than 0.05% of net assets.

SPDR S&P International Energy Sector ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P International Energy Sector ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the energy sector of developed global markets outside the United States. In seeking this objective, the Fund uses a sampling strategy designed to track the total return performance of the S&P Developed Ex-US BMI Energy Sector Index (the “Index”).

For the 12-month period ended September 30, 2011 (the “Reporting Period”), the total return for the Fund was −6.14%, and the total return for the Index was −5.13%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to fund expenses and slight variations between the Fund’s holdings and the Index constituents.

As unexpected resilience in economic data combined with fresh monetary accommodation, commodity benchmarks turned in generous double-digit gains for the fourth calendar quarter of 2010, with the bulk of the moves coming in December. Energy prices saw their best gains since the second calendar quarter of 2009, as crude oil notched new post-recession highs and wintry weather finally stirred natural gas out of a protracted slumber. The Index gained about 12% in December. The momentum carried into early 2011. Global equities began March on edge, bandied about by turmoil in Libya and other Arab nations that kept oil prices on the move. Concern about U.S. jobs, European bonds, and global trade reinforced the sense of caution even before a record earthquake struck off northeastern Japan on March 11. Fragile sentiment persisted into the ides of March, when worries about spreading radiation from the tsunami-damaged Fukushima Daiichi nuclear complex drove many equity averages to their lowest levels of 2011. Only then did investors start looking for values more aggressively, and when the Bank of Japan added tens of trillions of yen of fresh liquidity to keep financial conditions accommodative, share prices around the world began a steady rebound that carried through to the end of the first quarter. Commodity prices recovered nicely and economically sensitive themes continued to perform well, helped by anticipation of increased demand for energy and materials in support of Japanese reconstruction. The Index finished the month of March flat after recovering from an approximately 8% drop from the high of the month.

Instead of further monetary accommodation, though, downtrodden investors got unexpected relief on the oil front, when a consortium of developed countries agreed to daily releases of stored crude onto the global markets. This buffer against a spike in energy prices, when combined with redoubled austerity efforts in Greece that brought a mild retreat in Greek bond yields, allowed broad equity averages to salvage respectable quarterly performance from what had looked like a major setback in the middle of June. Late in June, with commodity benchmarks headed for their first negative quarter since the spring of 2010, the International Energy Agency announced a plan to release 2 million barrels of stored crude oil into world markets. The move initially sank energy prices to fresh three-month lows, but their relatively quick bounce suggested that oil pricing may reflect longer-term supply concerns as much as near-term worries about availability. The Index generated negative returns in each of the last five months of the Reporting period and lost about a third of its value since May.

Royal Dutch Shell PLC (Class A and B), two of the five largest positions in the Index, were the top contributors to performance. The company reported a rise in profits, as expected, and cited that the first year of their three year plan for profitable growth and a more competitive Shell is on target despite ambitious targets. Niko Resources, Ltd. in Canada was one of the worst performers. The stock fell over 50% during the Reporting period amidst bribery charges of a foreign minister.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

SPDR S&P International Energy Sector ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (7/16/08, 7/22/08, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P International Energy Sector ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2011 is 0.50%.

PERFORMANCE AS OF SEPTEMBER 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			S&P DEVELOPED			S&P DEVELOPED
	NET ASSET	MARKET	EX-U.S. BMI ENERGY	NET ASSET	MARKET	EX-U.S. BMI ENERGY
	VALUE	VALUE	SECTOR INDEX	VALUE	VALUE	SECTOR INDEX

ONE YEAR	−6.14%	−7.64%	−5.13%	−6.14%	−7.64%	−5.13%

THREE YEARS	−2.53%	−5.86%	3.04%	−0.85%	−1.99%	1.00%

SINCE INCEPTION (1)	−22.30%	−23.51%	−19.32%	−7.56%	−8.01%	−5.75%

(1)	For the period July 16, 2008 to September 30, 2011.

SPDR S&P International Energy Sector ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR S&P International Energy Sector ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2011

	ROYAL DUTCH
DESCRIPTION	SHELL PLC	BP PLC	TOTAL SA	BG GROUP PLC	ENI SPA

MARKET VALUE	$2,105,821	1,223,671	1,093,025	725,988	537,297

% OF NET ASSETS	17.0	9.9	8.8	5.9	4.3

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2011*

PERCENT OF
INDUSTRY**	NET ASSETS

Oil, Gas & Consumable Fuels	90.9%
Energy Equipment & Services	8.6
Short Term Investments	0.1
Other Assets & Liabilities	0.4

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs. (Note 2)

SPDR S&P International Financial Sector ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P International Financial Sector ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the financial sector of developed global markets outside the United States. In seeking this objective, the Fund uses a sampling strategy designed to track the total return performance of the S&P Developed Ex-US BMI Financials Sector Index (the “Index”).

For the 12-month period ended September 30, 2011 (the “Reporting Period”), the total return for the Fund was −17.99%, and the total return for the Index was −16.60%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to fund expenses and slight variations between the Fund’s holdings and the Index constituents.

Financials lagged in the first quarter of the reporting period, with a 1.5% return that represented last place of the EAFE sectors over the three month period, and left the group in the red for the full calendar year of 2010. The sector rebounded 8.5% during December in a burst of outperformance that signaled a temporary healing in the group. The gains continued into the first quarter, particularly for insurance stocks, which positioned the sector well against the downturn suffered in Japanese and European banks following the earthquake and tsunami in March. From March forward the financials sector continued to suffer losses, giving back 24.2% over the fourth quarter of the Reporting Period and making them the second weakest EAFE sector since the start of calendar year 2011. Shares of banks and major dealers were a drag on the financials, but relative resilience in Australian names and in-line performance from insurance stocks prevented devastation in many European lenders from taking a greater toll on the sector.

The Fund’s performance over the Reporting Period was most negatively impacted by its relative overweight to HSBC Holdings PLC, BNP Paribas, and Banco Santander SA, that all underperformed on deepening credit woes in peripheral Europe.

The only glimmer of positive performance came from insurance names including Swiss Re Ltd. and Lancashire Holdings, Ltd. Despite the positive returns in those names, their relative underweight offered little defense against the European lending concerns.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

SPDR S&P International Financial Sector ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (7/16/08, 7/22/08, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P International Financial Sector ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2011 is 0.50%.

PERFORMANCE AS OF SEPTEMBER 30, 2011

		CUMULATIVE TOTAL RETURN		AVERAGE ANNUAL TOTAL RETURN

			S&P DEVELOPED			S&P DEVELOPED
			EX-U.S. BMI			EX-U.S. BMI
	NET ASSET	MARKET	FINANCIALS SECTOR	NET ASSET	MARKET	FINANCIALS SECTOR
	VALUE	VALUE	INDEX	VALUE	VALUE	INDEX

ONE YEAR	−17.99%	−19.30%	−16.60%	−17.99%	−19.30%	−16.60%

THREE YEARS	−20.76%	−23.95%	−20.62%	−7.46%	−8.72%	−7.41%

SINCE INCEPTION (1)	−30.30%	−31.51%	−28.88%	−10.63%	−11.12%	−8.95%

(1)	For the period July 16, 2008 to September 30, 2011.

SPDR S&P International Financial Sector ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR S&P International Financial Sector ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2011

			WESTPAC
		COMMONWEALTH	BANKING		TORONTO-DOMINION
DESCRIPTION	HSBC HOLDINGS PLC	BANK OF AUSTRALIA	CORP.	BANCO SANTANDER SA	BANK

MARKET VALUE	$402,819	223,033	213,222	204,025	198,205

% OF NET ASSETS	5.2	2.9	2.8	2.6	2.6

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2011*

PERCENT OF
INDUSTRY**	NET ASSETS

Commercial Banks	53.7%
Insurance	19.4
Real Estate Management & Development	9.0
Capital Markets	8.4
Real Estate Investment Trusts	4.0
Diversified Financial Services	4.0
Consumer Finance	1.0
Short Term Investments	0.0 ***
Other Assets & Liabilities	0.5

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs. (Note 2)
***	Amount represents less than 0.05% of net assets.

SPDR S&P International Health Care Sector ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P International Health Care Sector ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the health care sector of developed global markets outside the United States. In seeking this objective, the Fund uses a sampling strategy designed to track the total return performance of the S&P Developed Ex-US BMI Health Care Sector Index (the “Index”).

For the 12-month period ended September 30, 2011 (the “Reporting Period”), the total return for the Fund was 2.69%, and the total return for the Index was 3.42%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to fund expenses and slight variations between the Fund’s holdings and the Index constituents.

Despite sovereign debt woes in Europe and a series of global events that worried investors (stubbornly low economic growth, high unemployment, the tsunami and earthquake in Japan, U.S. debt downgrades and social unrest in the Arab world), the Healthcare sector proved to be a defensive haven for investors over other more economically sensitive sectors.

The best performing stock for the Fund over the Reporting Period was Roche Holding AG. The stock, was helped by its new experimental cholesterylester transfer protein inhibitor drug, dalcetrapib. The drug is designed to raise “good” HDL cholesterol. Another well performing company for the Fund is GlaxoSmithKline PLC. The British company’s performance was helped by its strong growth rate as well as its partnership with other drug makers in emerging markets and investing in consumer products. Shire PLC was another best performing company. The global specialty biopharmaceutical company had strong sales, boosted by its ADHD drugs as well as its gastrointestinal products.

On the negative side, the worst performer in the Fund was Teva Pharmaceutical Industries, Ltd.. Although the company is a leader in the generics industry and stands to do well as brand name drugs come off patent protection, it faces competition on its highly profitable drug, Copaxone from other generic drug manufacturers. The company also faces challenges over uncertainty with its Multiple Sclerosis drug, laquinimod. Another underperforming company, German drug maker, Bayer AG, was hurt when the Food and Drug Administration in the United States recommended that its blood thinner drug, Xarelto, not be approved to prevent stroke in people with the most common abnormal heart rhythm. Another company that underperformed in the Fund is AstraZeneca PLC. The company faces growth challenges beyond 2016 as patents on its Crestor and Seroquel XR drugs expire.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

SPDR S&P International Health Care Sector ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (7/16/08, 7/22/08, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P International Health Care Sector ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2011 is 0.50%.

PERFORMANCE AS OF SEPTEMBER 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			S&P DEVELOPED			S&P DEVELOPED
	NET ASSET	MARKET	EX-U.S. BMI HEALTH	NET ASSET	MARKET	EX-U.S. BMI HEALTH
	VALUE	VALUE	CARE SECTOR INDEX	VALUE	VALUE	CARE SECTOR INDEX

ONE YEAR	2.69%	2.42%	3.42%	2.69%	2.42%	3.42%

THREE YEARS	11.58%	8.94%	16.43%	3.72%	2.89%	5.20%

SINCE INCEPTION (1)	1.57%	1.16%	5.75%	0.49%	0.36%	1.55%

(1)	For the period July 16, 2008 to September 30, 2011.

SPDR S&P International Health Care Sector ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR S&P International Health Care Sector ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2011

DESCRIPTION	NOVARTIS AG	ROCHE HOLDING AG	GLAXOSMITHKLINE PLC	SANOFI-AVENTIS SA	ASTRAZENECA PLC

MARKET VALUE	$2,432,170	1,877,518	1,681,339	1,202,492	996,715

% OF NET ASSETS	12.7	9.8	8.7	6.3	5.2

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2011*

PERCENT OF
INDUSTRY**	NET ASSETS

Pharmaceuticals	75.7%
Health Care Equipment & Supplies	10.9
Health Care Providers & Services	6.7
Biotechnology	4.1
Health Care Technology	0.6
Chemicals	0.4
Life Sciences Tools & Services	0.3
Short Term Investments	0.6
Other Assets & Liabilities	0.7

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs except for Taisho Pharmaceutical Co., Ltd., which was Level 2 and part of the Pharmaceuticals Industry, representing 0.26% of net assets. (Note 2)

SPDR S&P International Industrial Sector ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P International Industrial Sector ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the industrial sector of developed global markets outside the United States. In seeking this objective, the Fund uses a sampling strategy designed to track the total return performance of the S&P Developed Ex-US BMI Industrial Sector Index (the “Index”).

For the 12-month period ended September 30, 2011 (the “Reporting Period”), the total return for the Fund was −10.62%, and the total return for the Index was −8.81%. The Fund and Index returns reflect the reinvestment of dividends and other income. The difference in the Fund’s performance relative to the Index during the Reporting Period can be attributed primarily to Fund expenses, transaction costs, payment of taxes on dividends which are not reflected in the Index and variations between the Fund’s holdings and the Index constituents due to the Fund’s sampling methodology.

Sovereign debt concerns in Europe (especially in southern European countries like Italy, Greece, Spain and Portugal) as well as continuing global economic concerns helped to dampen the markets over the last year. The tsunami and earthquake in Japan, social unrest in the Arab world and weak employment data all combined to bring weakness and volatility to many industrials companies. Being an economically sensitive sector, industrials were especially hurt in the third quarter after the U.S. debt downgrade in August as well as the ongoing Greek debt issues and its potential negative effect on other Euro countries, especially Germany.

The Japanese company, Yamato Holdings Co., Ltd., was the best performer for the period based on its contribution to the Fund’s return. The company enjoyed double-digit growth in sales and net income over the past year. SGL Carbon AG was the second best performer in terms of contribution to return. The German company, a carbon fiber supplier to the automotive industry, was the subject of acquisition rumors by BMW.

The worst performer for the period was Koninklijke Philips Electronics NV. The giant European lighting maker planned to cut 4,500 jobs in an effort to reduce costs. The company has also been trying to sell its TV business, which posted a quarterly loss in the third quarter about $74 million. The Swiss company, ABB, Ltd., was another underperforming company. The company’s shares dropped as weak global industry outlook and declining government spending negatively affected the company’s performance in its power and industrial divisions. German industrial giant Siemens AG also performed poorly, as the company took an approximately $937 million charge related to its exit of a joint venture with Areva and was also hurt by the ongoing weak economic environment across the globe.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

SPDR S&P International Industrial Sector ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (7/16/08, 7/22/08, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P International Industrial Sector ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2011 is 0.50%.

PERFORMANCE AS OF SEPTEMBER 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			S&P DEVELOPED			S&P DEVELOPED
			EX-U.S. BMI			EX-U.S. BMI
	NET ASSET	MARKET	INDUSTRIAL SECTOR	NET ASSET	MARKET	INDUSTRIAL SECTOR
	VALUE	VALUE	INDEX	VALUE	VALUE	INDEX

ONE YEAR	−10.62%	−12.42%	−8.81%	−10.62%	−12.42%	−8.81%

THREE YEARS	8.40%	5.09%	10.30%	2.73%	1.67%	3.32%

SINCE INCEPTION (1)	−12.73%	−14.32%	−11.44%	−4.15%	−4.70%	−3.30%

(1)	For the period July 16, 2008 to September 30, 2011.

SPDR S&P International Industrial Sector ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR S&P International Industrial Sector ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2011

			CANADIAN NATIONAL
DESCRIPTION	SIEMENS AG	ABB, LTD.	RAILWAY CO.	FANUC CORP.	MITSUBISHI CORP.

MARKET VALUE	$986,901	518,693	479,635	407,460	398,620

% OF NET ASSETS	4.9	2.6	2.4	2.0	2.0

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2011*

PERCENT OF
INDUSTRY**	NET ASSETS

Machinery	19.8%
Industrial Conglomerates	13.0
Trading Companies & Distributors	10.7
Electrical Equipment	10.1
Road & Rail	6.7
Construction & Engineering	6.0
Professional Services	5.9
Commercial Services & Supplies	5.6
Aerospace & Defense	5.0
Building Products	4.2
Transportation Infrastructure	3.5
Marine	2.9
Air Freight & Logistics	2.8
Airlines	2.0
Energy Equipment & Services	0.0 ***
Short Term Investments	0.1
Other Assets & Liabilities	1.7

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs. (Note 2)
***	Amount represents less than 0.05% of net assets.

SPDR S&P International Materials Sector ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P International Materials Sector ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the materials sector of developed global markets outside the United States. In seeking this objective, the Fund uses a sampling strategy designed to track the total return performance of the S&P Developed Ex-US BMI Materials Sector Index (the “Index”).

For the 12-month period ended September 30, 2011 (the “Reporting Period”), the total return for the Fund was −12.12%, and the total return for the Index was −10.84%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to fund expenses and slight variations between the Fund’s holdings and the Index constituents.

The Materials sector ended the calendar year 2010 on a positive note, turning in a top performance for December and the quarter as a whole. Unfortunately, that momentum was not sustainable into 2011. Instead, the sector suffered a slow decline. With industrial metals prices in stark retreat, mining names endured a dismal September to cap off a horrible final quarter of the reporting period. The damage left the materials sector with a 17.1% September decline and a 27.9% loss for the final quarter. The materials group shed 25.9% since the start of calendar year 2011, making it the worst year-to-date performer among EAFE (Europe, Australasia, and Far East) sectors.

The Fund’s performance over the Reporting Period was most negatively impacted by its relative overweight to Rio Tinto, Ltd., BHP Billiton, Ltd. and POSCO. Mining companies BHP and Rio Tinto both suffered on severe rains in the first half of the year in both Australian and New Zealand mines, as well as softer metal pricing. Similarly, Korean steel-maker Posco also suffered on metal pricing declines.

The Fund’s relative overexposure to Iluka Resources, Ltd. marginally helped the Fund’s performance over the reporting period. The Australian mineral-sand producer not only increases sales over the period, despite weather-related delays, but also managed to secure multiple price increases for both zircon and high grade titanium dioxide products of rutile and synthetic rutile.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

SPDR S&P International Materials Sector ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (7/16/08, 7/22/08, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P International Materials Sector ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2011 is 0.50%.

PERFORMANCE AS OF SEPTEMBER 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			S&P DEVELOPED			S&P DEVELOPED
			EX-U.S. BMI			EX-U.S. BMI
	NET ASSET	MARKET	MATERIALS SECTOR	NET ASSET	MARKET	MATERIALS SECTOR
	VALUE	VALUE	INDEX	VALUE	VALUE	INDEX

ONE YEAR	−12.12%	−13.91%	−10.84%	−12.12%	−13.91%	−10.84%

THREE YEARS	10.53%	6.42%	19.38%	3.39%	2.10%	6.08%

SINCE INCEPTION (1)	−24.22%	−25.64%	−17.40%	−8.27%	−8.81%	−5.13%

(1)	For the period July 16, 2008 to September 30, 2011.

SPDR S&P International Materials Sector ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR S&P International Materials Sector ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2011

DESCRIPTION	BHP BILLITON, LTD.	BHP BILLITON PLC	RIO TINTO PLC	BASF SE	GOLDCORP, INC.

MARKET VALUE	$1,606,599	851,116	850,669	735,928	685,680

% OF NET ASSETS	8.3	4.4	4.4	3.8	3.5

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2011*

PERCENT OF
INDUSTRY**	NET ASSETS

Metals & Mining	59.7%
Chemicals	32.6
Construction Materials	4.4
Paper & Forest Products	2.2
Containers & Packaging	0.4
Short Term Investments	0.0 ***
Other Assets & Liabilities	0.7

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs except for Sino-Forest Corp., which was Level 3 and China Grand Forestry Green Resources Group, Ltd., which was Level 2, both securities were part of the Paper & Forest Products Industry, representing less than 0.05% of net assets. (Note 2)
***	Amount represents less than 0.05% of net assets.

SPDR S&P International Technology Sector ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P International Technology Sector ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the technology sector of developed global markets outside the United States. In seeking this objective, the Fund uses a sampling strategy designed to track the total return performance of the S&P Developed Ex-US BMI Information Technology Sector Index (the “Index”).

For the 12-month period ended September 30, 2011 (the “Reporting Period”), the total return for the Fund was −9.74%, and the total return for the Index was −8.56%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to fund expenses and slight variations between the Fund’s holdings and the Index constituents.

Information technology ended the calendar year 2010 with positive performance, however, the momentum of 2010 came to a halt with the new year. The information technology sector suffered a 1.1% decline in the first quarter that made it the weakest sector in EAFE (Europe, Australaisa, and Far East) to start the calendar year. A number of Japanese electronics names fell back sharply on production concerns following the earthquake and tsunami, while in Finland, shares of handset giant Nokia plunged close to 13-year lows on skepticism regarding a planned collaboration with Microsoft. The second quarter of calendar year 2011 only brought on more weakness, with the sector slipping another 1.1% on losses among semiconductor-related issues.

For the second consecutive fiscal year, Nokia Oyj and Research In Motion, Ltd. both contributed most significantly to the underperformance of the Fund over the Reporting Period. Nokia had reported a sizable loss in 2010 and its market share in the smart phone market continued to erode. Similarly, Research in Motion, which is known for its BlackBerry smartphones, continued to lose market share versus competitors Apple and Motorola in the smartphone market.

On the positive side, ARM Holdings PLC and Autonomy Corp. PLC, and Keyence Corp. all offered marginally positive contributions to the performance of the Fund over the Reporting Period. ARM Holdings experienced exceptionally strong growth from licensing revenues and Autonomy Corp. shares rose on the announcement that HP would acquire control of the company in early October.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

SPDR S&P International Technology Sector ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (7/16/08, 7/22/08, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P International Technology Sector ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2011 is 0.51%.

PERFORMANCE AS OF SEPTEMBER 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			S&P DEVELOPED			S&P DEVELOPED
			EX-U.S. BMI			EX-U.S. BMI
			INFORMATION			INFORMATION
	NET ASSET	MARKET	TECHNOLOGY SECTOR	NET ASSET	MARKET	TECHNOLOGY SECTOR
	VALUE	VALUE	INDEX	VALUE	VALUE	INDEX

ONE YEAR	−9.74%	−11.00%	−8.56%	−9.74%	−11.00%	−8.56%

THREE YEARS	2.80%	−0.40%	4.48%	0.92%	−0.14%	1.47%

SINCE INCEPTION (1)	−17.56%	−18.95%	−16.21%	−5.84%	−6.33%	−4.75%

(1)	For the period July 16, 2008 to September 30, 2011.

SPDR S&P International Technology Sector ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR S&P International Technology Sector ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2011

	SAMSUNG ELECTRONICS			TELEFONAKTIEBOLAGET LM
DESCRIPTION	CO., LTD. GDR	CANON, INC.	SAP AG	ERICSSON (CLASS B)	NOKIA OYJ

MARKET VALUE	$3,112,473	1,338,987	1,188,021	772,508	555,551

% OF NET ASSETS	16.6	7.2	6.4	4.1	3.0

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2011*

PERCENT OF
INDUSTRY**	NET ASSETS

Semiconductors & Semiconductor Equipment	27.9%
Electronic Equipment, Instruments & Components	21.3
Software	15.0
Communications Equipment	10.2
Office Electronics	9.4
IT Services	7.2
Computers & Peripherals	6.1
Internet Software & Services	2.4
Short Term Investments	0.1
Other Assets & Liabilities	0.4

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs, except for CSK Corp., which was Level 2 and part of the IT Services Industry, representing 0.11% of net assets. (Note 2)

SPDR S&P International Telecommunications Sector ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P International Telecommunications Sector ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the telecommunications sector of developed global markets outside the United States. In seeking this objective, the Fund uses a sampling strategy designed to track the total return performance of the S&P Developed Ex-US BMI Telecommunication Services Sector Index (the “Index”).

For the 12-month period ended September 30, 2011 (the “Reporting Period”), the total return for the Fund was −1.66%, and the total return for the Index was −0.94%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to fund expenses and slight variations between the Fund’s holdings and the Index constituents.

Equities outside the U.S. had to navigate some choppy waters during the fourth quarter of 2010, especially as sovereign woes in Ireland reawakened worries about major European banks during November. When the theme of global economic resilience gained fresh ascendancy in December, though, almost all equity markets around the world participated in a vigorous year-end rally, converting what had been a disappointing 2010 into a relatively solid year for global equities. Performance among the sectors during the fourth quarter brought few surprises; defensive issues such as telecommunication services tended to lag the broader market while those sectors with greater exposure to global recovery enjoyed outperformance. Telecommunications added about 2% but was the worst performing sector of the 4th quarter of 2010.

The momentum from the December rally carried into 2011. The Index added over 12% in the first four months of 2011, helped by a strong gain for stock in Deutsche Telekom AG in the wake of the company’s decision to sell its U.S. wireless unit T-Mobile to AT&T. Deutsche Telekom AG, one of the largest holdings in the Index, added over 11% on the day of the announcement only to later lose almost a third of its value from a 52 week high. The drop occurred when the U.S. Department of Justice lawsuit to halt the deal was announced over the summer. The Index fell over 12% during the last two months of the Reporting period. The telecommunication services sector ended up being one of the best performing sectors in the Reporting period.

Vodafone Group PLC, the world’s largest mobile telecommunications company and the largest holding in the Fund, was a top contributor to performance. Telefonica SA, the next largest holdings in the Fund, detracted from performance as reported earnings were weak because many of the countries that the firm operates within are suffering through a recession.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

SPDR S&P International Telecommunications Sector ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (7/16/08, 7/22/08, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P International Telecommunications Sector ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2011 is 0.50%.

PERFORMANCE AS OF SEPTEMBER 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			S&P DEVELOPED			S&P DEVELOPED
			EX-U.S. BMI			EX-U.S. BMI
			TELECOMMUNICATION			TELECOMMUNICATION
	NET ASSET	MARKET	SERVICES SECTOR	NET ASSET	MARKET	SERVICES SECTOR
	VALUE	VALUE	INDEX	VALUE	VALUE	INDEX

ONE YEAR	−1.66%	−2.46%	−0.94%	−1.66%	−2.46%	−0.94%

THREE YEARS	15.53%	12.23%	18.31%	4.93%	3.92%	5.76%

SINCE INCEPTION (1)	−2.33%	−3.32%	0.04%	−0.73%	−1.05%	0.01%

(1)	For the period July 16, 2008 to September 30, 2011.

SPDR S&P International Telecommunications Sector ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR S&P International Telecommunications Sector ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2011

DESCRIPTION	VODAFONE GROUP PLC	TELEFONICA SA	DEUTSCHE TELEKOM AG	FRANCE TELECOM SA	SOFTBANK CORP.

MARKET VALUE	$2,603,524	1,515,149	688,911	567,948	520,368

% OF NET ASSETS	20.9	12.2	5.5	4.6	4.2

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2011*

PERCENT OF
INDUSTRY**	NET ASSETS

Diversified Telecommunication Services	61.6%
Wireless Telecommunication Services	38.0
Short Term Investments	0.0 ***
Other Assets & Liabilities	0.4

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs. (Notes 2)
***	Amount represents less than 0.05% of net assets.

SPDR S&P International Utilities Sector ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P International Utilities Sector ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the utilities sector of developed global markets outside the United States. In seeking this objective, the Fund uses a sampling strategy designed to track the total return performance of the S&P Developed Ex-US BMI Utilities Sector Index (the “Index”).

For the 12-month period ended September 30, 2011 (the “Reporting Period”), the total return for the Fund was −11.45%, and the total return for the Index was −11.27%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to fund expenses and slight variations between the Fund’s holdings and the Index constituents.

Global equities began March on edge, bandied about by turmoil in Libya and other Arab nations that kept oil prices on the move. Concern about U.S. jobs, European bonds, and global trade reinforced the sense of caution even before a record earthquake struck off northeastern Japan on March 11. Fragile sentiment persisted into the ides of March, when worries about spreading radiation from the tsunami-damaged Fukushima Daiichi nuclear complex drove many equity averages to their lowest levels of 2011. The Utilities sector was the worst performing sector through the first half of the reporting period. Only then did investors start looking for values more aggressively, and when the Bank of Japan added tens of trillions of yen of fresh liquidity to keep financial conditions accommodative, share prices around the world began a steady rebound that carried through to the end of the first quarter. Commodity prices recovered nicely and economically sensitive themes continued to perform well, helped by anticipation of increased demand for energy and materials in support of Japanese reconstruction. The optimism did not last long as the Index dipped almost 4% in July, dragged down by shares of Japanese power producers. Even though stock in the battered Tokyo Electric Power Co., Inc. managed an ample 30% bounce in July, other nuclear names faltered badly on longer-term concerns regarding use of atomic power in a country where vulnerability to earthquakes and tsunamis has become such a prominent issue. Utilities fell another 11% in the last two months of the Reporting Period.

Tokyo Electric Power Co., Inc., owner of the Fukushima reactors, was the worst performing stock in the Fund. At one time one of the largest holdings in the Index, Tokyo Electric Power Co., Inc. fell significantly since the earthquake struck in March. Other Japanese power producers such as Tohoku Electric Power Co., Inc., Kyushu Electric Power Co., Inc. and Kansai Electric Power Co., Inc. also detracted from performance.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

SPDR S&P International Utilities Sector ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (7/16/08, 7/22/08, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for the most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P International Utilities Sector ETF as stated in the Fees and Expenses table of the prospectus dated January 31, 2011 is 0.50%.

PERFORMANCE AS OF SEPTEMBER 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			S&P DEVELOPED			S&P DEVELOPED
			EX-U.S. BMI			EX-U.S. BMI
	NET ASSET	MARKET	UTILITIES SECTOR	NET ASSET	MARKET	UTILITIES SECTOR
	VALUE	VALUE	INDEX	VALUE	VALUE	INDEX

ONE YEAR	−11.45%	−12.35%	−11.27%	−11.45%	−12.35%	−11.27%

THREE YEARS	−21.49%	−24.19%	−19.97%	−7.75%	−8.82%	−7.16%

SINCE INCEPTION (1)	−32.38%	−33.00%	−31.53%	−11.47%	−11.73%	−9.89%

(1)	For the period July 16, 2008 to September 30, 2011.

SPDR S&P International Utilities Sector ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR S&P International Utilities Sector ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2011

DESCRIPTION	E.ON AG	GDF SUEZ	NATIONAL GRID PLC	ENEL SPA	IBERDROLA SA

MARKET VALUE	$760,320	755,674	657,875	532,565	500,988

% OF NET ASSETS	8.0	7.9	6.9	5.6	5.2

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2011*

PERCENT OF
INDUSTRY**	NET ASSETS

Electric Utilities	50.4%
Multi-Utilities	28.4
Gas Utilities	11.7
Independent Power Producers & Energy Traders	5.3
Water Utilities	3.6
Short Term Investments	0.1
Other Assets & Liabilities	0.5

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Each security is valued based on Level 1 inputs. (See Note 2)

SPDR STOXX Europe 50 ETF
SCHEDULE OF INVESTMENTS
September 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 99.1%
BELGIUM — 1.3%
Anheuser-Busch InBev NV	7,225	$385,570

FRANCE — 12.6%
Air Liquide SA	2,761	325,916
AXA SA	18,011	239,237
BNP Paribas	9,697	390,965
France Telecom SA	18,539	305,947
GDF Suez	12,947	389,805
LVMH Moet Hennessy Louis Vuitton SA	2,596	347,086
Sanofi-Aventis SA	11,949	791,178
Total SA	21,570	961,837

		3,751,971

GERMANY — 13.9%
Allianz SE	4,394	417,750
BASF SE	8,928	552,038
Bayer AG	8,033	446,743
Daimler AG	8,659	390,706
Deutsche Bank AG	9,046	319,447
Deutsche Telekom AG	28,939	342,885
E.ON AG	19,437	426,516
SAP AG	8,979	461,586
Siemens AG	8,385	766,361

		4,124,032

ITALY — 1.5%
ENI SpA (a)	24,927	442,137

NETHERLANDS — 2.5%
Ageas VVPR Strip (b)	33,296	45
ING Groep NV (b)	37,512	268,409
Unilever NV	15,084	480,758

		749,212

SPAIN — 6.1%
Banco Bilbao Vizcaya Argentaria SA	46,866	388,599
Banco Santander SA	81,985	684,636
Telefonica SA	38,658	748,188

		1,821,423

SWEDEN — 1.9%
Hennes & Mauritz AB (Class B)	9,500	285,904
Telefonaktiebolaget LM Ericsson (Class B)	28,991	281,333

		567,237

SWITZERLAND — 19.4%
ABB, Ltd. (b)	22,563	391,741
Credit Suisse Group AG (b)	10,946	289,226
Nestle SA	32,055	1,768,090
Novartis AG	26,728	1,494,861
Roche Holding AG	6,824	1,105,153
UBS AG (b)	34,811	403,950
Zurich Financial Services AG (b)	1,427	300,074

		5,753,095

UNITED KINGDOM — 39.9%
Anglo American PLC	13,035	452,619
AstraZeneca PLC	13,136	586,886
Barclays PLC	102,519	257,683
BG Group PLC	32,567	629,849
BHP Billiton PLC	20,750	561,797
BP PLC	182,306	1,103,325
British American Tobacco PLC	19,665	835,852
Diageo PLC	24,296	466,291
GlaxoSmithKline PLC	49,771	1,033,518
HSBC Holdings PLC	173,069	1,339,677
National Grid PLC	35,896	357,041
Rio Tinto PLC	13,346	600,531
Royal Dutch Shell PLC (Class A)	34,921	1,085,830
Standard Chartered PLC	18,874	378,403
Tesco PLC	77,954	459,031
Unilever PLC	12,722	400,528
Vodafone Group PLC	493,977	1,279,322

		11,828,183

TOTAL COMMON STOCKS —
(Cost $45,442,556)		29,422,860

RIGHTS — 0.0% (c)
SPAIN — 0.0% (c)
Banco Bilbao Vizcaya Argentaria SA (expiring 10/11/20) (a)(b) (Cost $6,397)	46,866	6,917

SHORT TERM INVESTMENTS — 0.8%
UNITED STATES — 0.8%
MONEY MARKET FUNDS — 0.8%
State Street Navigator Securities Lending Prime Portfolio (d)(e)	235,551	235,551
State Street Institutional Liquid Reserves Fund 0.09% (e)(f)	3,457	3,457

TOTAL SHORT TERM INVESTMENTS —
(Cost $239,008)		239,008

TOTAL INVESTMENTS — 99.9%
(Cost $45,687,961)		29,668,785
OTHER ASSETS & LIABILITIES — 0.1%		15,123

NET ASSETS — 100.0%		$29,683,908

(a)	A portion of the security was on loan at September 30, 2011.
(b)	Non-income producing security.
(c)	Amount shown represents less than 0.05% of net assets.
(d)	Investments of cash collateral for securities loaned.
(e)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(f)	The rate shown is the annualized seven-day yield at period end.

See accompanying notes to financial statements.

SPDR EURO STOXX 50 ETF
SCHEDULE OF INVESTMENTS
September 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 99.6%
BELGIUM — 2.3%
Anheuser-Busch InBev NV	51,149	$2,729,624

FINLAND — 1.2%
Nokia Oyj	257,537	1,467,843

FRANCE — 35.1%
Air Liquide SA	19,546	2,307,264
AXA SA	127,513	1,693,734
BNP Paribas	68,654	2,767,998
Carrefour SA	40,303	926,838
Compagnie de Saint-Gobain	29,819	1,155,035
Danone	42,135	2,611,803
France Telecom SA	131,252	2,166,040
GDF Suez	91,662	2,759,737
L’Oreal SA	16,393	1,613,956
LVMH Moet Hennessy Louis Vuitton SA	18,377	2,457,013
Sanofi-Aventis SA	84,593	5,601,148
Schneider Electric SA	37,739	2,054,239
Societe Generale (a)	53,370	1,432,131
Total SA (a)	152,708	6,809,464
Unibail-Rodamco SE	6,264	1,130,813
Vinci SA	36,525	1,588,762
Vivendi SA	85,032	1,749,531

		40,825,506

GERMANY — 30.2%
Allianz SE	31,108	2,957,527
BASF SE	63,207	3,908,231
Bayer AG	56,868	3,162,627
Bayerische Motoren Werke AG	22,107	1,482,010
Daimler AG	61,302	2,766,031
Deutsche Bank AG	64,044	2,261,621
Deutsche Boerse AG (b)	13,378	677,585
Deutsche Telekom AG	204,878	2,427,508
E.ON AG	137,607	3,019,580
Muenchener Rueckversicherungs- Gesellschaft AG	11,053	1,387,329
RWE AG	28,377	1,055,395
SAP AG	63,567	3,267,804
Siemens AG	59,361	5,425,394
Volkswagen AG Preference Shares	9,893	1,328,008

		35,126,650

IRELAND — 0.7%
CRH PLC	49,767	777,564

ITALY — 8.7%
Assicurazioni Generali SpA	91,881	1,471,924
Enel SpA	438,257	1,953,368
ENI SpA (a)	176,478	3,130,239
Intesa Sanpaolo SpA	960,687	1,533,855
Telecom Italia SpA	711,833	782,677
UniCredit SpA	1,133,177	1,220,108

		10,092,171

LUXEMBOURG — 0.9%
APERAM	1	15
ArcelorMittal	63,421	1,027,911

		1,027,926

NETHERLANDS — 5.6%
Ageas VVPR Strip (b)	129,370	174
ING Groep NV (b)	265,576	1,900,272
Koninklijke Philips Electronics NV	65,756	1,195,447
Unilever NV	106,789	3,403,588

		6,499,481

SPAIN — 14.9%
Banco Bilbao Vizcaya Argentaria SA	331,796	2,751,155
Banco Santander SA	580,430	4,847,021
Iberdrola SA	251,701	1,712,514
Industria de Diseno Textil SA	14,579	1,258,923
Repsol YPF SA	56,277	1,508,627
Telefonica SA	273,688	5,296,965

		17,375,205

TOTAL COMMON STOCKS —
(Cost $211,309,685)		115,921,970

RIGHTS — 0.1%
SPAIN — 0.1%
Banco Bilbao Vizcaya Argentaria SA (expiring 10/11/20) (a)(b) (Cost $45,285)	331,796	48,968

SHORT TERM INVESTMENTS — 1.5%
UNITED STATES — 1.5%
MONEY MARKET FUNDS — 1.5%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	1,763,778	1,763,778
State Street Institutional Liquid Reserves Fund 0.09% (d)(e)	1,944	1,944

TOTAL SHORT TERM INVESTMENTS —
(Cost $1,765,722)		1,765,722

TOTAL INVESTMENTS — 101.2%
(Cost $213,120,692)		117,736,660
OTHER ASSETS & LIABILITIES — (1.2)%		(1,380,191)

NET ASSETS — 100.0%		$116,356,469

(a)	A portion of the security was on loan at September 30, 2011.
(b)	Non-income producing security.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.

See accompanying notes to financial statements.

SPDR S&P Emerging Asia Pacific ETF
SCHEDULE OF INVESTMENTS
September 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 97.7%
CHINA — 26.2%
Agricultural Bank of China, Ltd. (a)	5,098,000	$1,689,565
Air China, Ltd.	1,875,414	1,322,589
Aluminum Corp. of China, Ltd. (a)	1,884,304	842,336
Angang Steel Co., Ltd. (a)	741,244	392,296
Anhui Conch Cement Co., Ltd. (a)	1,298,750	3,603,584
Baidu, Inc. ADR (b)	83,966	8,976,805
Bank of China, Ltd.	17,669,466	5,560,897
Bank of Communications Co., Ltd. (a)	3,247,630	1,956,567
China Citic Bank Corp., Ltd. (b)	2,818,341	1,169,368
China Coal Energy Co., Ltd	1,204,000	1,093,456
China Communications Construction Co., Ltd.	1,239,000	816,477
China Construction Bank Corp.	20,527,148	12,630,468
China COSCO Holdings Co., Ltd. (a)	1,756,230	730,940
China Life Insurance Co., Ltd.	2,644,708	6,386,912
China Longyuan Power Group Corp. (a)	859,000	716,132
China Mengniu Dairy Co., Ltd.	575,390	1,773,899
China Merchants Bank Co., Ltd. (a)	1,643,380	2,529,008
China Merchants Property Development Co., Ltd.	594,000	759,978
China Minsheng Banking Corp., Ltd. (a)	1,299,500	799,590
China National Building Material Co., Ltd. (a)	758,000	655,299
China Oilfield Services, Ltd.	490,557	635,192
China Pacific Insurance Group Co., Ltd.	293,000	856,257
China Petroleum & Chemical Corp.	6,983,174	6,889,210
China Railway Construction Corp.	426,000	181,131
China Railway Group, Ltd. (a)	1,219,000	247,409
China Shenhua Energy Co., Ltd.	1,439,040	5,739,708
China Shipping Container Lines Co., Ltd. (a)(b)	7,607,339	1,182,425
China Shipping Development Co., Ltd. (a)	1,151,215	745,319
China Telecom Corp., Ltd.	6,835,320	4,355,077
Ctrip.com International, Ltd. ADR (a)(b)	92,353	2,970,072
Dongfeng Motor Group Co., Ltd. (a)	830,468	1,143,597
Focus Media Holding, Ltd. ADR (a)(b)	44,839	752,847
Guangzhou Automobile Group Co., Ltd. (a)	1,540,032	1,517,331
Guangzhou R&F Properties Co., Ltd. (a)	1,068,176	798,585
Huaneng Power International, Inc.	2,322,472	999,426
Industrial & Commercial Bank of China (a)	16,102,138	7,901,367
Inner Mongolia Yitai Coal Co., Ltd.	373,471	1,889,763
Jiangsu Expressway Co., Ltd.	2,244,299	1,715,351
Jiangxi Copper Co., Ltd. (a)	1,019,578	1,807,402
Lenovo Group, Ltd. (a)	3,571,703	2,427,093
Maanshan Iron & Steel (a)	1,846,971	405,706
Mindray Medical International, Ltd. ADR (a)	20,742	489,719
Netease.com ADR (a)(b)	64,881	2,475,859
PetroChina Co., Ltd.	7,723,208	9,593,554
PICC Property & Casualty Co., Ltd.	744,725	811,236
Ping An Insurance Group Co. of China, Ltd.	591,864	3,360,466
Samling Global, Ltd.	3,976,707	201,779
Semiconductor Manufacturing International Corp. (a)(b)	13,913,837	697,055
Shanghai Electric Group Co., Ltd. (a)	3,162,418	1,230,884
Sina Corp. (a)(b)	26,099	1,868,949
Sinopec Shanghai Petrochemical Co., Ltd. (a)	2,303,252	831,387
Sohu.com, Inc. (a)(b)	7,153	344,775
Suntech Power Holdings Co., Ltd. ADR (a)(b)	52,870	122,130
Tencent Holdings, Ltd.	236,994	4,998,801
Tingyi Cayman Islands Holding Corp. (a)	1,150,383	2,834,304
Want Want China Holdings, Ltd. (a)	1,983,000	1,803,480
Yanzhou Coal Mining Co., Ltd.	1,296,882	2,852,066
Zijin Mining Group Co., Ltd. (a)	2,842,685	836,218

		134,919,096

HONG KONG — 7.8%
Agile Property Holdings, Ltd. (a)	2,174,088	1,438,267
Beijing Enterprises Holdings, Ltd. (a)	144,000	732,509
BYD Co., Ltd. (a)(b)	161,800	273,936
China Merchants Holdings International Co., Ltd. (a)	627,649	1,709,260
China Mobile, Ltd.	1,495,636	14,812,747
China Overseas Land & Investment, Ltd. (a)	1,739,084	2,528,846
China Resources Enterprise, Ltd.	720,746	2,425,710
China Resources Land, Ltd. (a)	586,421	639,547
China Resources Power Holdings Co., Ltd.	534,000	813,544
China Unicom (Hong Kong), Ltd. (a)	1,600,172	3,338,167
China Yurun Food Group, Ltd. (a)	337,659	364,779
Citic Pacific, Ltd. (a)	376,000	538,057
CNOOC, Ltd.	4,601,249	7,683,771
COSCO Pacific, Ltd. (a)	876,143	983,653
Kingboard Chemical Holdings, Ltd. (a)	181,500	495,440
Kunlun Energy Co., Ltd. (a)	698,000	975,528
Sino-Ocean Land Holdings, Ltd. (a)	1,328,284	428,272

		40,182,033

INDIA — 17.9%
Anant Raj Industries, Ltd.	118,019	138,803
Apollo Hospitals Enterprise, Ltd.	248,168	2,635,724
Axis Bank, Ltd.	45,116	938,615
Bharat Heavy Electricals, Ltd.	80,835	2,706,301
Bharti Airtel, Ltd.	719,606	5,554,080
Cipla, Ltd.	328,271	1,885,841
DLF, Ltd.	128,646	575,000
Dr Reddy’s Laboratories, Ltd.	18,099	548,107
GAIL India, Ltd.	96,232	806,698
Godrej Industries, Ltd.	37,617	150,238
Gujarat Mineral Development Corp., Ltd.	88,636	306,855
HDFC Bank, Ltd.	544,561	5,199,877
Hero Motocorp, Ltd.	25,259	1,001,463

See accompanying notes to financial statements.

SPDR S&P Emerging Asia Pacific ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

Hindalco Industries, Ltd.	227,178	$609,751
Hindustan Construction Co.	73,822	43,336
Hindustan Unilever, Ltd.	596,578	4,148,943
Hindustan Zinc, Ltd.	695,923	1,688,120
Housing Development & Infrastructure, Ltd. (b)	20,648	41,296
Housing Development Finance Corp., Ltd.	313,150	4,097,965
ICICI Bank, Ltd.	235	4,200
ICICI Bank, Ltd. ADR (a)	101,464	3,522,830
Idea Cellular, Ltd. (b)	913,782	1,837,826
IFCI, Ltd.	17,265	10,823
India Infoline, Ltd.	221,553	316,892
Indiabulls Financial Services, Ltd.	177,956	572,293
Indiabulls Real Estate, Ltd.	34,061	50,874
Indiabulls Securities, Ltd.	200,176	34,538
Indian Hotels Co., Ltd.	1,072,572	1,562,593
Indian Oil Corp., Ltd.	150,952	959,959
Infosys Technologies, Ltd. ADR (a)	161,368	8,241,064
Infrastructure Development Finance Co., Ltd.	318,211	719,914
ITC, Ltd. GDR	427,735	1,725,055
IVRCL Infrastructures & Projects, Ltd.	83,844	60,176
Jai Corp., Ltd.	37,497	60,677
Jaiprakash Associates, Ltd.	42,218	62,713
Jindal Steel & Power, Ltd.	109,372	1,130,010
JSW Steel, Ltd.	29,157	352,444
KEC International, Ltd.	32,556	40,084
Lanco Infratech, Ltd. (b)	393,415	126,519
Larsen & Toubro, Ltd. GDR	42,472	1,162,459
Mahindra & Mahindra, Ltd.	201,640	3,313,319
Mercator Lines, Ltd. (b)	453,404	224,503
NTPC, Ltd.	291,402	997,520
Oil & Natural Gas Corp., Ltd.	613,973	3,335,951
Patel Engineering, Ltd. (b)	10,814	20,712
Reliance Capital, Ltd.	66,883	430,386
Reliance Communications, Ltd.	395,087	578,816
Reliance Industries, Ltd. GDR (c)	278,881	9,080,365
Reliance Infrastructure, Ltd.	134,070	1,022,327
Satyam Computer Services, Ltd. ADR (a)(b)	116,343	317,616
Sesa Goa, Ltd.	122,630	502,163
Siemens India, Ltd.	138,306	2,365,816
State Bank of India	37,054	1,445,882
Steel Authority of India, Ltd.	422,504	911,435
Sterlite Industries India, Ltd.	325,746	756,250
Sun Pharmaceutical Industries, Ltd.	111,192	1,050,052
Suzlon Energy, Ltd. (b)	267,574	199,144
Tata Consultancy Services, Ltd.	167,836	3,554,799
Tata Motors, Ltd.	653,539	2,082,384
Tata Steel, Ltd.	68,632	582,058
Unitech, Ltd. (b)	262,298	140,321
United Spirits, Ltd.	21,585	350,715
Wipro, Ltd. ADR (a)	214,390	1,983,108
Zee Entertainment Enterprises, Ltd.	461,023	1,106,549

		91,983,147

INDONESIA — 5.0%
Adaro Energy Tbk PT	5,309,000	1,038,848
Astra International Tbk PT	585,720	4,241,306
Bakrieland Development Tbk PT (b)	6,522,000	83,102
Bank Central Asia Tbk PT	3,800,796	3,329,480
Bank Mandiri Tbk PT	2,327,405	1,668,106
Bank Rakyat Indonesia Persero Tbk PT	7,661,296	5,098,815
Bumi Resources Tbk PT	6,649,964	1,475,248
Gudang Garam Tbk PT	165,000	985,495
Indocement Tunggal Prakarsa Tbk PT	568,883	906,071
Indosat Tbk PT	1,264,248	755,097
Perusahaan Gas Negara Tbk PT	5,669,640	1,725,402
Semen Gresik Persero Tbk PT	921,500	870,131
Telekomunikasi Indonesia Tbk PT	2,968,594	2,566,702
United Tractors Tbk PT	455,045	1,138,907

		25,882,710

MALAYSIA — 7.4%
Alliance Financial Group Bhd	2,580,300	2,667,186
Axiata Group Bhd	813,100	1,171,577
Bintulu Port Holdings Bhd	896,006	1,852,354
Bursa Malaysia Bhd	701,707	1,345,167
Carlsberg Brewery Malay Bhd	1,510,203	3,051,154
CIMB Group Holdings Bhd	646,500	1,411,466
ECM Libra Financial Group Bhd	5,769,716	1,319,309
Genting Bhd	1,224,800	3,491,207
Genting Malaysia Bhd	958,500	1,053,825
IJM Corp. Bhd	1,584,540	2,481,660
IJM Land Bhd	27,580	16,932
IOI Corp. Bhd	1,953,496	2,845,343
Landmarks Bhd (b)	1,914,800	578,788
Lingkaran Trans Kota Holdings Bhd	112,700	127,085
Malayan Banking Bhd	669,167	1,676,848
Malaysian Airline System Bhd (b)	2,817,666	1,173,844
Maxis Bhd	667,100	1,111,659
Naim Holdings Bhd	1,953,513	1,028,004
OSK Holdings Bhd	2,547,325	1,244,738
OSK Ventures International Bhd (b)	348,664	34,948
PPB Group Bhd	184,600	961,019
Public Bank Bhd	313,100	1,196,498
Sime Darby Bhd	603,200	1,594,677
Star Publications Malaysia Bhd	107,000	105,576
TAN Chong Motor Holdings Bhd	777,500	1,093,493
Tenaga Nasional Bhd	596,550	966,065
Uchi Technologies Bhd	2,633,900	973,532
Wah Seong Corp Bhd	1,910,406	1,178,857
Zelan Bhd (b)	2,080,800	182,498

		37,935,309

PHILIPPINES — 1.8%
Ayala Land, Inc.	8,174,075	2,725,626
First Gen Corp. (b)	7,631,270	2,443,403
First Philippine Holdings Corp.	1,479,554	1,827,237
Philippine Long Distance Telephone Co.	42,029	2,112,744

		9,109,010

TAIWAN — 27.6%
Acer, Inc.	1,241,456	1,535,780
Advanced Semiconductor Engineering, Inc.	3,219,441	2,799,514
Asia Cement Corp.	1,804,061	1,891,378

See accompanying notes to financial statements.

SPDR S&P Emerging Asia Pacific ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

Asustek Computer, Inc.	285,138	$2,161,341
AU Optronics Corp. ADR (a)	320,754	1,270,186
Catcher Technology Co., Ltd.	467,539	2,746,168
Cathay Financial Holding Co., Ltd.	2,182,334	2,520,694
Chang Hwa Commercial Bank	4,389,220	2,534,874
Chimei Innolux Corp. (b)	305,643	124,363
China Development Financial Holding Corp.	6,051,272	1,832,756
China Steel Chemical Corp.	57,877	244,043
China Steel Corp.	3,828,137	3,755,908
Chinatrust Financial Holding Co., Ltd.	4,566,173	2,726,968
Chunghwa Picture Tubes, Ltd. (b)	2,599,368	197,032
Chunghwa Telecom Co., Ltd.	1,045,268	3,481,368
Compal Electronics, Inc.	2,643,431	2,454,769
Delta Electronics, Inc.	811,893	1,931,493
Epistar Corp.	364,170	646,484
Everlight Electronics Co., Ltd.	313,996	544,019
Far Eastern New Century Corp.	2,580,128	2,666,908
First Financial Holding Co., Ltd	3,472,327	2,256,016
Formosa Chemicals & Fibre Corp.	1,364,390	3,563,755
Formosa Petrochemical Corp.	491,000	1,351,760
Formosa Plastics Corp.	2,007,940	5,383,058
Foxconn Technology Co., Ltd.	587,889	1,909,795
Fubon Financial Holding Co., Ltd.	2,916,790	3,072,320
Hon Hai Precision Industry Co., Ltd.	2,865,305	6,506,287
HTC Corp.	346,710	7,793,153
Hua Nan Financial Holdings Co., Ltd.	2,917,783	1,766,468
King Yuan Electronics Co., Ltd.	3,668,898	1,330,314
Largan Precision Co., Ltd.	75,710	1,781,266
Lite-On Technology Corp.	1,127,105	1,039,267
Macronix International Co., Ltd.	2,600,411	934,356
MediaTek, Inc.	421,219	4,664,854
Mega Financial Holding Co., Ltd.	3,413,740	2,391,578
Motech Industries, Inc.	199,507	323,401
Nan Ya Plastics Corp.	2,047,960	4,455,447
Novatek Microelectronics Corp.	305,062	715,732
Pegatron Corp.	628,630	589,953
Polaris Securities Co., Ltd. (d)	736,150	483,993
Powerchip Technology Corp. (b)	2,865,555	165,492
Powertech Technology, Inc.	695,518	1,506,290
ProMOS Technologies, Inc. (b)(d)	1,135,850	12,672
Quanta Computer, Inc.	1,764,194	3,444,448
Realtek Semiconductor Corp.	582,452	991,936
Shin Kong Financial Holding Co., Ltd. (b)	4,044,642	1,209,079
Siliconware Precision Industries Co.	1,383,745	1,384,880
SinoPac Financial Holdings Co., Ltd.	4,472,219	1,452,829
Synnex Technology International Corp.	400,000	875,472
Tainan Enterprises Co., Ltd.	955,567	1,091,181
Taishin Financial Holdings Co., Ltd.	4,383,044	1,711,509
Taiwan Cement Corp.	2,262,216	2,442,228
Taiwan FU Hsing Industrial Co., Ltd.	2,758,000	1,547,557
Taiwan Mobile Co., Ltd. (d)	558,000	1,353,116
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,551,349	17,731,919
Tatung Co., Ltd. (b)	1,383,107	517,389
Tripod Technology Corp.	735,361	1,949,702
Uni-President Enterprises Corp.	2,517,235	3,295,740
United Integrated Services Co., Ltd.	2,046,000	1,953,687
United Microelectronics Corp. ADR (a)	1,092,548	2,086,767
Via Technologies, Inc. (b)	630,981	491,741
Walsin Lihwa Corp.	903,000	278,530
Wistron Corp.	1,223,711	1,403,403
Yageo Corp.	5,933,000	1,676,231
Yuanta Financial Holding Co., Ltd. (b)	2,547,781	1,295,836

		142,248,453

THAILAND — 4.0%
Advanced Info Service PCL	823,823	3,392,290
Bangkok Expressway PCL	3,127,942	1,660,320
CP ALL PCL	698,200	1,078,128
Electricity Generating PCL (Foreign ownership limit)	794,146	2,158,769
IRPC PCL	5,643,239	635,398
Kasikornbank PCL	346,054	1,302,503
PTT Exploration & Production PCL	693,045	3,110,174
PTT PCL	442,126	3,698,014
Siam Cement PCL	94,800	799,022
Siam Commercial Bank PCL	458,497	1,563,477
Thai Oil PCL	830,105	1,355,246

		20,753,341

TOTAL COMMON STOCKS —
(Cost $549,144,652)		503,013,099

PREFERRED STOCK — 0.0% (e)
MALAYSIA — 0.0% (e)
Malaysian Airline System Bhd (Cost $997)	4,635	1,931

SHORT TERM INVESTMENTS — 8.0%
UNITED STATES — 8.0%
MONEY MARKET FUNDS — 8.0%
State Street Navigtor Securities Lending Prime Portfolio (f)(g)	39,643,667	39,643,667
State Street Institutional Liquid Reserves Fund 0.09% (g)(h)	1,650,870	1,650,870

TOTAL SHORT TERM INVESTMENTS —
(Cost $41,294,537)		41,294,537

TOTAL INVESTMENTS — 105.7%
(Cost $590,440,186)		544,309,567
OTHER ASSETS & LIABILITIES — (5.7)%		(29,554,435)

NET ASSETS — 100.0%		$514,755,132

See accompanying notes to financial statements.

SPDR S&P Emerging Asia Pacific ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

(a)	A portion of the security was on loan at September 30, 2011.
(b)	Non-income producing security.
(c)	Security purchased pursuant to Rule 144A of the Securities Act of 1933. This security, which represents 1.8% of net assets as of September 30, 2011, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d)	Securities are valued at fair value as determined in good faith by the Trust’s Pricing and Investment Committee in accordance with procedures approved by the Board of Trustees. Securities’ values are determined based on Level 2 inputs. (Note 2)
(e)	Amount shown represents less than 0.05% of net assets.
(f)	Investments of cash collateral for securities loaned.
(g)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(h)	The rate shown is the annualized seven-day yield at period end.
ADR = American Depositary Receipt
GDR = Global Depositary Receipt

See accompanying notes to financial statements.

SPDR S&P Russia ETF
SCHEDULE OF INVESTMENTS
September 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 99.7%
RUSSIA — 99.7%
CHEMICALS — 4.7%
Phosagro OAO GDR (a)	23,316	$279,792
Uralkali OJSC GDR	51,047	1,761,122

		2,040,914

COMMERCIAL BANKS — 10.3%
Sberbank of Russia ADR (a)(b)	393,033	3,380,084
VTB Bank OJSC GDR	265,950	1,100,501

		4,480,585

DIVERSIFIED TELECOMMUNICATION SERVICES — 3.3%
Rostelecom ADR (a)	32,387	895,961
Rostelecom OJSC ADR (a)	19,922	553,632

		1,449,593

ELECTRIC UTILITIES — 2.5%
Federal Hydrogenerating Co. JSC ADR	321,830	1,107,095

ENERGY EQUIPMENT & SERVICES — 1.1%
Eurasia Drilling Co., Ltd. GDR	12,824	234,038
Integra Group Holdings GDR (a)	59,931	97,687
TMK OAO GDR	17,348	159,255

		490,980

FOOD & STAPLES RETAILING — 3.6%
Magnit OJSC GDR	52,856	1,010,607
X5 Retail Group NV GDR (a)	20,339	563,390

		1,573,997

HOUSEHOLD DURABLES — 0.5%
PIK Group GDR (a)	59,757	195,406

INTERNET SOFTWARE & SERVICES — 1.3%
Mail.ru Group Ltd. GDR (a)	10,979	321,136
Yandex NV (a)(b)	12,562	256,390

		577,526

MEDIA — 0.3%
CTC Media, Inc.	15,152	134,853

METALS & MINING — 13.4%
Evraz Group SA GDR (a)	25,734	405,053
Magnitogorsk Iron & Steel Works GDR	36,230	173,288
Mechel OAO ADR (b)	29,294	298,506
MMC Norilsk Nickel OJSC ADR	124,458	2,704,472
Novolipetsk Steel OJSC GDR	17,819	364,933
Polymetal JSC GDR (a)	40,869	633,470
Polyus Gold International Ltd. GDR (a)	109,437	360,048
Severstal GDR	40,417	425,995
United Co. RUSAL PLC (a)	538,000	470,636

		5,836,401

OIL, GAS & CONSUMABLE FUELS — 49.1%
Gazprom Neft JSC ADR	27,967	489,422
Gazprom OAO ADR (c)	64,207	613,177
Gazprom OAO ADR (c)	847,493	8,212,207
Lukoil OAO ADR	92,380	4,697,523
NovaTek OAO GDR	16,638	1,933,336
Rosneft Oil Co. GDR	325,094	1,909,927
Surgutneftegas OJSC ADR	179,031	1,450,151
Surgutneftegas OJSC ADR Preference Shares	140,862	616,976
Tatneft ADR	59,136	1,468,938

		21,391,657

PHARMACEUTICALS — 1.2%
Pharmstandard GDR (a)	26,811	512,358

REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.5%
LSR Group GDR	59,244	218,610

ROAD & RAIL — 0.6%
Globaltrans Investment PLC GDR	20,549	282,549

TRANSPORTATION INFRASTRUCTURE — 0.7%
Novorossiysk Commercial Sea Trade Port PJSC GDR	42,202	300,478

WIRELESS TELECOMMUNICATION SERVICES — 6.6%
Mobile TeleSystems ADR (b)	105,781	1,301,106
Sistema JSFC GDR	37,116	519,624
VimpelCom, Ltd. ADR	110,088	1,049,138

		2,869,868

TOTAL COMMON STOCKS —
(Cost $57,596,194)		43,462,870

SHORT TERM INVESTMENTS — 5.5%
UNITED STATES — 5.5%
MONEY MARKET FUNDS — 5.5%
State Street Navigator Securities Lending Prime Portfolio (d)(e)	1,946,540	1,946,540
State Street Institutional Liquid Reserves Fund 0.09% (e)(f)	462,494	462,494

TOTAL SHORT TERM INVESTMENTS —
(Cost $2,409,034)		2,409,034

TOTAL INVESTMENTS — 105.2%
(Cost $60,005,228)		45,871,904
OTHER ASSETS & LIABILITIES — (5.2)%		(2,260,787)

NET ASSETS — 100.0%		$43,611,117

(a)	Non-income producing security.
(b)	A portion of the security was on loan at September 30, 2011.
(c)	Reflects separate holdings of the issuer’s common stock traded on different securities exchanges.
(d)	Investments of cash collateral for securities loaned.
(e)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(f)	The rate shown is the annualized seven-day yield at period end.
ADR = American Depositary Receipt
GDR = Global Depositary Receipt

See accompanying notes to financial statements.

SPDR S&P China ETF
SCHEDULE OF INVESTMENTS
September 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 99.4%
AIRLINES — 1.0%
Air China, Ltd. (a)	2,794,000	$1,970,398
China Eastern Airlines Corp., Ltd. (a)(b)	2,808,000	894,549
China Southern Airlines Co., Ltd. (a)(b)	6,608,000	3,123,728

		5,988,675

AUTO COMPONENTS — 0.1%
Minth Group, Ltd. (a)	640,000	586,994

AUTOMOBILES — 1.9%
AviChina Industry & Technology Co. (a)	1,676,000	531,773
Brilliance China Automotive Holdings, Ltd. (a)(b)	3,218,000	2,538,106
BYD Co., Ltd. (a)(b)	585,000	990,436
Dongfeng Motor Group Co., Ltd. (a)	3,432,300	4,726,453
Great Wall Motor Co., Ltd. (a)	683,000	791,376
Guangzhou Automobile Group Co., Ltd. (a)	2,134,637	2,103,172

		11,681,316

BEVERAGES — 0.5%
Tsingtao Brewery Co., Ltd. (a)	512,000	2,837,959

BIOTECHNOLOGY — 0.1%
Sino Biopharmaceutical	2,624,000	751,664

CHEMICALS — 1.1%
China Bluechemical, Ltd. (a)	3,416,000	2,641,616
China Lumena New Materials Corp. (a)	3,588,000	566,908
Dongyue Group	426,000	215,059
Fufeng Group, Ltd. (a)	850,000	340,666
Sinopec Shanghai Petrochemical Co., Ltd. (a)	4,452,000	1,607,004
Yingde Gases	1,378,000	1,262,101

		6,633,354

COMMERCIAL BANKS — 18.7%
Agricultural Bank of China, Ltd. (a)	23,178,000	7,681,588
Bank of China, Ltd.	62,926,700	19,804,157
Bank of Communications Co., Ltd. (a)	6,616,824	3,986,371
China Citic Bank Corp., Ltd. (a)(b)	7,139,471	2,962,265
China Construction Bank Corp. (a)	70,687,623	43,494,488
China Merchants Bank Co., Ltd. (a)	4,759,760	7,324,824
China Minsheng Banking Corp., Ltd. (a)	3,578,500	2,201,871
Chongqing Rural Commercial Bank Co., Ltd. (a)(b)	1,063,000	330,449
Industrial & Commercial Bank of China (a)	56,898,789	27,920,405

		115,706,418

COMMUNICATIONS EQUIPMENT — 1.0%
AAC Acoustic Technology Holdings, Inc. (a)	1,075,100	2,344,995
China All Access Holdings, Ltd. (a)	2,934,000	569,105
ZTE Corp. (a)	1,054,598	3,034,522

		5,948,622

COMPUTERS & PERIPHERALS — 0.7%
Lenovo Group, Ltd.	6,166,000	4,190,005
TPV Technology, Ltd. (a)	1,500,000	443,174

		4,633,179

CONSTRUCTION & ENGINEERING — 1.2%
China Communications Construction Co., Ltd.	5,863,394	3,863,864
China Railway Construction Corp. (a)	3,268,500	1,389,734
China Railway Group, Ltd. (a)	6,232,000	1,264,853
Metallurgical Corp. of China, Ltd. (a)	5,662,000	1,098,252

		7,616,703

CONSTRUCTION MATERIALS — 1.3%
Anhui Conch Cement Co., Ltd. (a)	1,503,000	4,170,307
BBMG Corp. (a)	484,000	364,333
China National Building Material Co., Ltd. (a)	3,000,000	2,593,532
China Shanshui Cement Group, Ltd. (a)	1,608,000	1,113,346

		8,241,518

DIVERSIFIED CONSUMER SERVICES — 0.5%
New Oriental Education & Technology Group, Inc. ADR (b)	134,912	3,098,929

DIVERSIFIED FINANCIAL SERVICES — 0.1%
Far East Horizon, Ltd. (a)(b)	899,000	579,721

DIVERSIFIED TELECOMMUNICATION SERVICES — 3.7%
China Communications Services Corp., Ltd.	1,734,000	801,875
China Telecom Corp., Ltd.	17,002,000	10,832,708
China Unicom (Hong Kong), Ltd. (a)	5,348,492	11,157,649

		22,792,232

ELECTRICAL EQUIPMENT — 0.7%
China High Speed Transmission Equipment Group Co., Ltd. (a)	1,182,000	546,607
Dongfang Electric Corp., Ltd. (a)	194,200	506,408
Harbin Electric Co., Ltd. (a)	442,000	365,080
Shanghai Electric Group Co., Ltd. (a)	5,804,000	2,259,048
Zhuzhou CSR Times Electric Co., Ltd. (a)	433,000	725,305

		4,402,448

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.6%
Catic Shenzhen Holdings, Ltd. (b)	1,908,000	791,655
Digital China Holdings, Ltd.	859,000	1,138,749
Kingboard Chemical Holdings, Ltd.	593,500	1,620,075

		3,550,479

ENERGY EQUIPMENT & SERVICES — 0.3%
China Oilfield Services, Ltd. (a)	1,509,900	1,955,078

See accompanying notes to financial statements.

SPDR S&P China ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

FOOD & STAPLES RETAILING — 1.2%
China Resources Enterprise, Ltd.	1,706,000	$5,741,636
Lianhua Supermarket Holdings Co., Ltd. (a)	555,000	791,355
Wumart Stores, Inc. (a)	435,000	866,116

		7,399,107

FOOD PRODUCTS — 3.8%
Asian Citrus Holdings, Ltd. (a)	1,242,000	577,544
Chaoda Modern Agriculture Holdings, Ltd. (a)	3,068,254	433,550
China Agri-Industries Holdings, Ltd. (a)	1,254,000	797,367
China Mengniu Dairy Co., Ltd.	1,821,000	5,614,053
China Milk Products Group, Ltd. (b)(c)	15,000	0
China Yurun Food Group, Ltd. (a)	1,288,000	1,391,449
Global Bio-Chem Technology Group Co., Ltd.	1,456,000	263,716
Hsu Fu Chi International, Ltd.	219,000	704,175
Shenguan Holdings Group, Ltd.	1,590,000	816,982
Tingyi Cayman Islands Holding Corp. (a)	2,356,000	5,804,692
Want Want China Holdings, Ltd. (a)	7,523,000	6,841,946

		23,245,474

GAS UTILITIES — 0.3%
China Resources Gas Group, Ltd. (a)	1,484,000	2,013,043

HEALTH CARE EQUIPMENT & SUPPLIES — 0.7%
Mindray Medical International, Ltd. ADR (a)	92,842	2,191,999
Shandong Weigao Group Medical Polymer Co., Ltd. (a)	1,696,000	1,908,470

		4,100,469

HEALTH CARE PROVIDERS & SERVICES — 0.5%
Shanghai Pharmaceuticals Holding Co., Ltd. (b)	713,600	1,554,662
Sinopharm Group Co. (a)	588,400	1,568,361

		3,123,023

HOTELS, RESTAURANTS & LEISURE — 1.2%
China Travel International Investment Hong Kong, Ltd.	4,454,000	589,309
Ctrip.com International, Ltd. ADR (a)(b)	157,822	5,075,556
Home Inns & Hotels Management, Inc. ADR (a)(b)	28,459	733,388
Shanghai Jin Jiang International Hotels Group Co., Ltd. (a)	5,954,000	718,939

		7,117,192

HOUSEHOLD PRODUCTS — 0.2%
NVC Lighting Holdings, Ltd. (a)	3,357,000	1,306,620

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 1.4%
China Longyuan Power Group Corp. (a)	1,823,000	1,519,801
China Resources Power Holdings Co., Ltd.	2,144,000	3,266,366
Datang International Power Generation Co., Ltd. (a)	5,952,000	1,529,143
Huaneng Power International, Inc. (a)	5,954,000	2,562,176

		8,877,486

INDUSTRIAL CONGLOMERATES — 1.4%
Beijing Enterprises Holdings, Ltd. (a)	661,000	3,362,420
Citic Pacific, Ltd. (a)	1,919,000	2,746,095
Shanghai Industrial Holdings, Ltd.	962,000	2,724,827

		8,833,342

INSURANCE — 5.8%
China Life Insurance Co., Ltd. (a)	7,782,000	18,793,359
China Pacific Insurance Group Co., Ltd. (a)	1,030,000	3,010,052
China Taiping Insurance Holdings Co., Ltd. (a)(b)	987,200	1,902,180
PICC Property & Casualty Co., Ltd.	2,529,600	2,755,517
Ping An Insurance Group Co. of China, Ltd.	1,659,300	9,421,119

		35,882,227

INTERNET SOFTWARE & SERVICES — 10.0%
Alibaba.com, Ltd. (a)	1,648,500	1,541,614
Baidu, Inc. ADR (b)	280,765	30,016,586
Netease.com ADR (a)(b)	92,877	3,544,186
Sina Corp. (a)(b)	58,319	4,176,224
Sohu.com, Inc. (a)(b)	41,833	2,016,351
Tencent Holdings, Ltd.	981,300	20,698,090

		61,993,051

IT SERVICES — 0.2%
Travelsky Technology, Ltd.	2,373,000	1,051,652

MACHINERY — 1.4%
Changsha Zoomlion Heavy Industry Science and Technology Development Co., Ltd. (a)	969,400	1,105,787
China National Materials Co., Ltd. (a)	1,254,000	459,090
China Rongsheng Heavy Industries Group Holdings, Ltd. (a)	2,213,000	611,189
CSR Corp., Ltd. (a)	684,000	246,019
International Mining Machinery Holdings, Ltd.	884,500	885,096
Lonking Holdings, Ltd. (a)	2,682,000	888,861
Weichai Power Co., Ltd. (a)	537,600	2,475,733
Yangzijiang Shipbuilding Holdings, Ltd. (a)	2,695,000	1,840,649

		8,512,424

MARINE — 0.7%
China COSCO Holdings Co., Ltd. (a)	3,659,675	1,523,151
China Shipping Container Lines Co., Ltd. (a)(b)	7,261,500	1,128,670
China Shipping Development Co., Ltd. (a)	2,149,800	1,391,823

		4,043,644

See accompanying notes to financial statements.

SPDR S&P China ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

MEDIA — 0.3%
Focus Media Holding, Ltd. ADR (a)(b)	114,864	$1,928,567

METALS & MINING — 2.0%
Aluminum Corp. of China, Ltd. (a)	5,788,000	2,587,397
Angang Steel Co., Ltd. (a)	1,699,720	899,560
China Molybdenum Co., Ltd. (a)	1,613,000	683,760
Hidili Industry International Development, Ltd. (a)	732,000	215,329
Jiangxi Copper Co., Ltd. (a)	1,850,000	3,279,489
Maanshan Iron & Steel (a)	3,448,000	757,388
Zhaojin Mining Industry Co., Ltd. (a)	1,078,000	1,800,186
Zijin Mining Group Co., Ltd. (a)	8,120,750	2,388,839

		12,611,948

MULTILINE RETAIL — 0.9%
Golden Eagle Retail Group, Ltd. (a)	1,183,000	2,431,420
Intime Department Store Group Co., Ltd. (a)	772,000	863,756
Parkson Retail Group, Ltd. (a)	1,725,000	2,102,861

		5,398,037

OIL, GAS & CONSUMABLE FUELS — 15.9%
China Coal Energy Co., Ltd	4,695,013	4,263,945
China Petroleum & Chemical Corp.	17,530,500	17,294,613
China Shenhua Energy Co., Ltd.	3,623,200	14,451,377
CNOOC, Ltd.	16,318,600	27,250,946
Kunlun Energy Co., Ltd. (a)	2,345,400	3,277,941
MIE Holdings Corp.	1,324,000	307,838
PetroChina Co., Ltd.	21,387,200	26,566,585
Yanzhou Coal Mining Co., Ltd.	2,131,900	4,688,414

		98,101,659

PAPER & FOREST PRODUCTS — 0.3%
Lee & Man Paper Manufacturing, Ltd. (a)	2,689,000	918,814
Nine Dragons Paper Holdings, Ltd. (a)	1,934,000	983,801

		1,902,615

PHARMACEUTICALS — 0.3%
Sihuan Pharmaceutical Holdings Group, Ltd. (a)	2,003,000	743,591
The United Laboratories International Holdings, Ltd. (a)	426,000	327,787
WuXi PharmaTech Cayman, Inc. ADR (b)	74,109	862,629

		1,934,007

REAL ESTATE MANAGEMENT & DEVELOPMENT — 3.9%
Agile Property Holdings, Ltd. (a)	2,148,000	1,421,009
China Overseas Land & Investment, Ltd. (a)	4,493,680	6,534,373
China Resources Land, Ltd. (a)	2,128,000	2,320,784
China South City Holdings, Ltd. (a)	7,460,000	939,118
Country Garden Holdings Co. (a)	8,273,058	2,316,743
E-House China Holdings, Ltd.	46,070	266,745
Evergrande Real Estate Group, Ltd. (a)	4,044,000	1,267,524
Guangzhou R&F Properties Co., Ltd. (a)	1,751,200	1,309,224
Longfor Properties Co., Ltd. (a)	638,000	640,889
Poly Hong Kong Investments, Ltd. (a)	1,387,000	425,824
Renhe Commercial Holdings Co., Ltd. (a)	13,040,000	1,407,059
Shimao Property Holdings, Ltd. (a)	2,030,000	1,548,951
Sino-Ocean Land Holdings, Ltd. (a)	4,687,966	1,511,519
Yanlord Land Group, Ltd. (a)	1,710,000	931,701
Yuexiu Property Co., Ltd. (a)(b)	6,842,000	896,476
Yuzhou Properties Co. (a)	2,106,000	446,373

		24,184,312

ROAD & RAIL — 0.2%
Guangshen Railway Co., Ltd. (a)	3,170,000	961,007

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.3%
Semiconductor Manufacturing International Corp. (a)(b)	25,186,000	1,261,767
Suntech Power Holdings Co., Ltd. ADR (a)(b)	169,521	391,593

		1,653,360

SOFTWARE — 0.3%
AsiaInfo-Linkage, Inc. (a)(b)	85,100	628,038
Shanda Interactive Entertainment, Ltd. ADR (a)(b)	46,299	1,367,672

		1,995,710

SPECIALTY RETAIL — 0.4%
Hengdeli Holdings, Ltd. (a)	3,979,360	1,385,281
Zhongsheng Group Holdings, Ltd. (a)	627,000	997,111

		2,382,392

TEXTILES, APPAREL & LUXURY GOODS — 0.7%
Anta Sports Products, Ltd. (a)	626,000	732,568
Bosideng International Holdings, Ltd. (a)	3,706,000	775,976
China Dongxiang Group Co. (a)	5,235,000	907,833
Li Ning Co., Ltd. (a)	1,083,000	1,115,727
Ports Design, Ltd. (a)	589,500	911,729

		4,443,833

TRANSPORTATION INFRASTRUCTURE — 2.6%
Anhui Expressway Co., Ltd.	2,118,000	1,074,678
Beijing Capital International Airport Co., Ltd. (a)	3,236,000	1,313,563
China Merchants Holdings International Co., Ltd. (a)	1,518,525	4,135,359
COSCO Pacific, Ltd.	1,924,083	2,160,183
Jiangsu Expressway Co., Ltd.	5,152,000	3,937,750
Shenzhen Expressway Co., Ltd. (a)	2,992,000	1,079,999
Zhejiang Expressway Co., Ltd. (a)	3,420,000	2,086,772

		15,788,304

WATER UTILITIES — 0.5%
Guangdong Investment, Ltd. (a)	4,884,000	3,055,343

See accompanying notes to financial statements.

SPDR S&P China ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

WIRELESS TELECOMMUNICATION SERVICES — 8.5%
China Mobile, Ltd.	5,329,400	$52,782,265

TOTAL COMMON STOCKS —
(Cost $742,974,186)		613,627,402

SHORT TERM INVESTMENTS — 20.9%
UNITED STATES — 20.9%
MONEY MARKET FUNDS — 20.9%
State Street Navigator Securities Lending Prime Portfolio (d)(e)	127,819,868	127,819,868
State Street Institutional Liquid Reserves Fund 0.09% (e)(f)	887,638	887,638

TOTAL SHORT TERM INVESTMENTS —
(Cost $128,707,506)		128,707,506

TOTAL INVESTMENTS — 120.3%
(Cost $871,681,692)		742,334,908
OTHER ASSETS & LIABILITIES — (20.3)%		(125,201,589)

NET ASSETS — 100.0%		$617,133,319

(a)	A portion of the security was on loan at September 30, 2011.
(b)	Non-income producing security.
(c)	Security is valued at fair value as determined in good faith by the Trust’s Pricing and Investment Committee in accordance with procedures approved by the Board of Trustees. Security value is determined based on Level 2 inputs. (Note 2)
(d)	Investments of cash collateral for securities loaned.
(e)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(f)	The rate shown is the annualized seven-day yield at period end.
ADR = American Depositary Receipt

See accompanying notes to financial statements.

SPDR S&P China ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

GEOGRAPHICAL BREAKDOWN AS OF
SEPTEMBER 30, 2011*

PERCENT OF
COUNTRY	NET ASSETS

China	73.8%
Hong Kong	25.6
United States Short Term Investments	20.9
Other Assets And Liabilities	(20.3)

Total	100.0%

See accompanying notes to financial statements.

SPDR S&P Emerging Markets ETF
SCHEDULE OF INVESTMENTS
September 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 94.6%
BRAZIL — 14.7%
All America Latina Logistica SA	9,397	$43,182
Banco Bradesco SA ADR (a)	111,537	1,649,632
Banco do Brasil SA	30,545	408,748
Banco Santander Brasil SA	11,958	88,385
BM&FBOVESPA SA	71,859	340,278
BR Malls Participacoes SA	26,458	273,809
Bradespar SA Preference Shares	18,701	333,369
Brasil Brokers Participacoes SA	7,257	23,144
Brasil Telecom SA ADR	4,578	29,299
Brasil Telecom SA Preference Shares ADR (a)	8,073	140,955
Braskem SA Preference Shares ADR	7,725	120,665
BRF — Brasil Foods SA ADR (a)	21,110	370,058
Centrais Eletricas Brasileiras SA ADR	24,734	215,460
Cia Hering	1,827	30,915
Companhia Brasileira de Distribuicao Grupo Pao de Acucar Preference Shares ADR (a)	9,779	300,998
Companhia de Bebidas das Americas Preference Shares ADR (a)	63,953	1,960,159
Companhia de Saneamento Basico do Estado de Sao Paulo	9,813	231,019
Companhia Energetica de Minas Gerais ADR (a)	29,921	444,028
Companhia Siderurgica Nacional SA ADR (a)	63,261	502,292
Cosan SA Industria e Comercio	7,395	95,493
Cyrela Brazil Realty SA	20,840	131,467
Cyrela Commercial Properties SA Empreendimentos e Participacoes	1,956	16,754
Diagnosticos da America SA	8,528	73,461
Duratex SA	12,651	58,680
Empresa Brasileira de Aeronautica SA	31,824	201,445
Fibria Celulose SA ADR	12,169	92,119
Gafisa SA	5,051	14,612
Gerdau SA ADR (a)	47,110	335,894
Hypermarcas SA	1,930	9,191
Investimentos Itau SA	34,657	259,519
Investimentos Itau SA Preference Shares	181,660	932,644
Itau Unibanco Holding SA Preference Shares ADR	135,031	2,095,681
LLX Logistica SA (b)	3,583	7,007
Lojas Americanas SA Preference Shares	18,667	142,799
Lojas Renner SA	13,481	367,845
Metalurgica Gerdau SA Preference Shares	23,224	209,689
MMX Mineracao e Metalicos SA (b)	8,696	33,027
MRV Engenharia e Participacoes SA	4,043	20,975
Natura Cosmeticos SA	11,387	196,301
OGX Petroleo e Gas Participacoes SA (b)	40,806	252,805
PDG Realty SA Empreendimentos e Participacoes	26,823	88,579
Petroleo Brasileiro SA ADR (c)	85,636	1,774,378
Petroleo Brasileiro SA ADR (c)	62,246	1,397,423
Redecard SA	3,491	48,145
Souza Cruz SA	37,590	383,140
TAM SA ADR	5,883	91,657
Telecomunicacoes de Sao Paulo SA ADR	8,875	234,744
Telecomunicacoes de Sao Paulo SA Preference Shares	20,976	562,750
Tim Participacoes SA ADR (a)	9,797	230,817
Tractebel Energia SA ADR	9,925	140,935
Usinas Siderurgicas de Minas Gerais SA ADR	37,017	210,386
Vale SA ADR	78,616	1,792,445
Vale SA ADR Preference Shares (a)	119,197	2,503,137
Weg SA	18,483	186,199

		22,698,538

CHILE — 2.0%
Antarchile SA	13,245	184,890
Cementos Bio-Bio SA	62,181	71,271
Compania General de Electricidad SA	31,814	138,749
Cuprum AFP	4,385	189,314
Empresa Nacional de Electricidad SA ADR (a)	7,283	315,645
Empresas COPEC SA	30,496	361,192
Enersis SA ADR	17,797	300,947
Lan Airlines SA ADR (a)	11,726	242,142
Parque Arauco SA	170,537	277,270
SACI Falabella	92,435	732,452
Vina Concha y Toro SA ADR (a)	4,778	174,397
Vina San Pedro SA	21,338,080	138,592

		3,126,861

CHINA — 13.4%
AAC Acoustic Technology Holdings, Inc. (a)	108,000	235,568
Agricultural Bank of China, Ltd. (a)	397,000	131,573
Air China, Ltd.	162,000	114,246
Aluminum Corp. of China, Ltd. (a)	270,000	120,697
Angang Steel Co., Ltd. (a)	56,640	29,976
Anhui Conch Cement Co., Ltd. (a)	162,000	449,494
Baidu, Inc. ADR (b)	16,860	1,802,503
Bank of China, Ltd.	2,151,900	677,241
Bank of Communications Co., Ltd. (a)	431,864	260,181
Brilliance China Automotive Holdings, Ltd. (a)(b)	122,000	96,224
China Citic Bank Corp., Ltd. (b)	303,000	125,719
China Coal Energy Co., Ltd	270,000	245,210
China Communications Construction Co., Ltd.	248,000	163,427
China Construction Bank Corp.	2,730,280	1,679,956
China COSCO Holdings Co., Ltd. (a)	194,925	81,127
China Life Insurance Co., Ltd. (a)	463,000	1,118,135
China Mengniu Dairy Co., Ltd.	81,000	249,719
China Merchants Bank Co., Ltd. (a)	232,645	358,019
China National Building Material Co., Ltd. (a)	46,000	39,767
China Oilfield Services, Ltd.	216,000	279,685
China Petroleum & Chemical Corp.	1,056,000	1,041,791
China Railway Construction Corp.	135,000	57,401
China Railway Group, Ltd. (a)	243,000	49,319

See accompanying notes to financial statements.

SPDR S&P Emerging Markets ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

China Shenhua Energy Co., Ltd.	216,000	$861,531
China Shipping Container Lines Co., Ltd. (a)(b)	436,350	67,823
China Shipping Development Co., Ltd.	108,000	69,921
China Telecom Corp., Ltd.	974,000	620,577
China Wireless Technologies, Ltd.	60,000	8,324
Chongqing Machinery & Electric Co., Ltd.	36,000	5,318
Ctrip.com International, Ltd. ADR (a)(b)	10,993	353,535
Datang International Power Generation Co., Ltd. (a)	324,000	83,240
Dongfang Electric Corp., Ltd. (a)	10,800	28,163
Dongfeng Motor Group Co., Ltd. (a)	270,000	371,804
First Tractor Co., Ltd.	16,000	9,578
Focus Media Holding, Ltd. ADR (a)(b)	6,128	102,889
Great Wall Motor Co., Ltd. (a)	43,750	50,692
Guangshen Railway Co., Ltd. (a)	216,000	65,482
Guangzhou Automobile Group Co., Ltd. (a)	134,636	132,651
Guangzhou R&F Properties Co., Ltd. (a)	97,200	72,668
Harbin Electric Co., Ltd. (a)	54,000	44,603
Huadian Power International Co. (a)(b)	324,000	46,198
Huaneng Power International, Inc.	270,000	116,189
Industrial & Commercial Bank of China (a)	2,576,590	1,264,340
Jiangsu Expressway Co., Ltd.	164,000	125,348
Jiangxi Copper Co., Ltd. (a)	56,000	99,271
Lenovo Group, Ltd.	378,000	256,864
Maanshan Iron & Steel (a)	162,000	35,585
Netease.com ADR (b)	6,483	247,391
Nine Dragons Paper Holdings, Ltd. (a)	81,000	41,204
Parkson Retail Group, Ltd. (a)	67,134	81,840
PetroChina Co., Ltd.	1,188,000	1,475,701
PICC Property & Casualty Co., Ltd.	216,000	235,291
Ping An Insurance Group Co. of China, Ltd.	75,000	425,833
Semiconductor Manufacturing International Corp. (a)(b)	917,000	45,940
Shandong Weigao Group Medical Polymer Co., Ltd.	68,000	76,519
Shanghai Electric Group Co., Ltd.	270,000	105,090
Shenzhen Expressway Co., Ltd.	216,000	77,968
Sina Corp. (b)	3,117	223,208
Sinopec Shanghai Petrochemical Co., Ltd. (a)	216,000	77,968
Suntech Power Holdings Co., Ltd. ADR (a)(b)	5,278	12,192
Tencent Holdings, Ltd.	81,000	1,708,494
Tingyi Cayman Islands Holding Corp. (a)	162,000	399,134
Travelsky Technology, Ltd.	201,000	89,078
Want Want China Holdings, Ltd. (a)	299,000	271,932
Weiqiao Textile Co. (a)	68,000	32,931
Yanzhou Coal Mining Co., Ltd.	162,000	356,266
Zhejiang Expressway Co., Ltd. (a)	216,000	131,796
Zhuzhou CSR Times Electric Co., Ltd. (a)	17,000	28,476
Zijin Mining Group Co., Ltd. (a)	327,000	96,192
ZTE Corp. (a)	71,073	204,507

		20,744,523

CZECH REPUBLIC — 0.6%
CEZ AS (a)	11,336	436,931
Komercni Banka AS	1,194	222,717
Telefonica O2 Czech Republic AS	7,969	169,584
Unipetrol (b)	8,077	76,514

		905,746

EGYPT — 0.5%
Commercial International Bank Egypt SAE	69,451	266,848
Egyptian Co. for Mobile Services	5,719	88,873
Egyptian Financial Group-Hermes Holding (b)	21,678	60,834
Egyptian Kuwait Holding Co.	31,610	31,926
Orascom Construction Industries	8,733	311,711
Orascom Telecom Holding SAE (b)	39,953	22,236
Orascom Telecom Holding SAE GDR (b)	23,174	63,729
Orascom Telecom Holding SAE GDR (b)(d)	980	2,695

		848,852

HONG KONG — 5.0%
Agile Property Holdings, Ltd. (a)	162,000	107,171
Beijing Capital International Airport Co., Ltd.	162,000	65,759
BYD Co., Ltd. (a)(b)	6,000	10,158
Chaoda Modern Agriculture Holdings, Ltd. (a)	160,550	22,686
China High Speed Transmission Equipment Group Co., Ltd. (a)	40,000	18,498
China Lilang, Ltd. (a)	21,000	20,502
China Merchants Holdings International Co., Ltd.	58,262	158,663
China Mobile, Ltd.	292,500	2,896,914
China National Materials Co., Ltd.	47,000	17,207
China Overseas Land & Investment, Ltd. (a)	219,200	318,744
China Power International Development, Ltd. (a)	270,000	49,250
China Resources Enterprise, Ltd.	54,000	181,740
China Resources Land, Ltd. (a)	108,000	117,784
China Resources Power Holdings Co., Ltd.	113,600	173,069
China Travel International Investment Hong Kong, Ltd.	270,000	35,724
China Unicom (Hong Kong), Ltd. (a)	221,668	462,428
China Yurun Food Group, Ltd. (a)	12,000	12,964
Citic Pacific, Ltd. (a)	54,000	77,274
CNOOC, Ltd.	886,000	1,479,559
Comba Telecom Systems Holdings, Ltd. (a)	29,780	22,034
COSCO Pacific, Ltd.	108,691	122,028
Digital China Holdings, Ltd.	29,000	38,444

See accompanying notes to financial statements.

SPDR S&P Emerging Markets ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

Guangdong Investment, Ltd. (a)	218,000	$136,377
GZI Transportation, Ltd.	25,258	8,987
Hengdeli Holdings, Ltd.	648,000	225,580
Ju Teng International Holdings, Ltd. (a)	30,000	5,626
Kingboard Chemical Holdings, Ltd.	43,950	119,970
Kingboard Laminates Holdings, Ltd.	34,000	14,194
Kunlun Energy Co., Ltd. (a)	270,000	377,353
KWG Property Holding, Ltd. (a)	48,000	18,066
Li Ning Co., Ltd. (a)	54,000	55,632
Ruinian International, Ltd. (a)	17,000	6,551
Shimao Property Holdings, Ltd. (a)	81,000	61,805
Sino Biopharmaceutical (a)	96,000	27,500
Sino-Ocean Land Holdings, Ltd. (a)	183,452	59,150
Sinotrans, Ltd.	270,000	52,719
Tianneng Power International, Ltd.	28,000	11,690
TPV Technology, Ltd.	58,000	17,136
VODone, Ltd. (a)	82,000	6,215
Wasion Group Holdings, Ltd. (a)	18,000	5,272
Yuexiu Property Co., Ltd. (a)(b)	378,000	49,528

		7,667,951

HUNGARY — 0.5%
FHB Mortgage Bank NyRt (b)	18,457	41,779
MOL Hungarian Oil and Gas NyRt (a)(b)	3,787	258,034
OTP Bank NyRt (a)	15,318	227,517
Richter Gedeon NyRt	1,306	178,869
Tiszai Vegyi Kominat NyRt	1,905	19,993

		726,192

INDIA — 8.6%
Adani Enterprises, Ltd.	734	7,896
Ambuja Cements, Ltd.	13,957	42,433
Ambuja Cements, Ltd. GDR	17,217	52,150
Amtek Auto, Ltd.	5,970	15,664
Anant Raj Industries, Ltd.	41,066	48,298
Apollo Hospitals Enterprise, Ltd.	3,674	39,021
Ashok Leyland, Ltd.	22,050	11,751
Aurobindo Pharma, Ltd.	5,974	15,132
Axis Bank, Ltd.	4,557	94,806
Bajaj Holdings and Investment, Ltd. (e)	2,292	34,380
BF Investment, Ltd. (b)	7,339	7,867
BF Utilities, Ltd. (b)	9,434	88,503
Bharat Heavy Electricals, Ltd.	9,534	319,192
Bharti Airtel, Ltd.	93,245	719,686
Biocon, Ltd.	1,654	11,400
Cipla, Ltd.	32,534	186,900
Core Projects & Technologies, Ltd.	6,982	40,908
Coromandel International, Ltd.	2,390	14,882
Dish TV India, Ltd. (b)	8,544	13,477
Dr. Reddy’s Laboratories, Ltd. ADR	10,086	300,563
Era Infra Engineering, Ltd.	2,481	7,796
Fortis Healthcare, Ltd. (b)	3,214	8,259
GAIL India, Ltd.	35,800	300,106
Gammon India, Ltd.	2,205	3,251
Godrej Industries, Ltd.	17,485	69,833
Grasim Industries, Ltd. GDR (c)	291	13,915
Grasim Industries, Ltd. GDR (c)	731	34,920
GTL, Ltd. (b)	1,560	1,854
Gujarat NRE Coke, Ltd.	10,195	5,027
Havells India, Ltd.	1,102	8,223
HCL Technologies, Ltd.	9,150	76,441
HDFC Bank, Ltd.	68,385	652,991
Hero Motocorp, Ltd.	10,415	412,932
Hindalco Industries, Ltd.	33,161	89,005
Hindustan Construction Co.	11,207	6,579
Hindustan Unilever, Ltd.	82,665	574,899
Housing Development & Infrastructure, Ltd. (b)	9,466	18,932
Housing Development Finance Corp., Ltd.	70,739	925,710
ICICI Bank, Ltd. ADR (a)	15,658	543,646
India Infoline, Ltd.	128,108	183,236
Indiabulls Real Estate, Ltd.	13,596	20,307
Indian Hotels Co., Ltd.	44,751	65,196
Infosys Technologies, Ltd. ADR (a)	27,261	1,392,219
Infrastructure Development Finance Co., Ltd.	4,043	9,147
IRB Infrastructure Developers, Ltd.	2,939	9,779
ITC, Ltd.	5,093	20,590
ITC, Ltd. GDR (d)	44,342	179,270
ITC, Ltd. GDR	5,074	20,467
IVRCL Infrastructures & Projects, Ltd.	11,485	8,243
Jai Corp., Ltd.	40,873	66,140
Jain Irrigation Systems, Ltd.	7,811	24,402
Jaiprakash Associates, Ltd.	41,982	62,362
Jet Airways India, Ltd. (b)	734	3,523
Jindal Steel & Power, Ltd.	3,859	39,870
JSW Steel, Ltd.	825	9,972
Lanco Infratech, Ltd. (b)	23,425	7,533
Larsen & Toubro, Ltd. GDR	11,158	305,394
Mahindra & Mahindra, Ltd. GDR	19,126	316,918
Maruti Suzuki India, Ltd.	7,853	173,656
Mercator Lines, Ltd. (b)	108,458	53,703
Monnet Ispat, Ltd.	4,125	41,444
MRF, Ltd.	94	12,702
Nagarjuna Construction Co., Ltd.	7,716	9,508
Oil & Natural Gas Corp., Ltd.	93,160	506,174
OnMobile Global, Ltd. (b)	2,390	2,930
Opto Circuits India, Ltd.	2,848	12,852
Patni Computer Systems, Ltd. (b)	2,939	17,334
Punj Lloyd, Ltd.	8,358	9,233
Rajesh Exports, Ltd.	5,051	12,536
REI Agro, Ltd.	28,387	14,404
Reliance Capital, Ltd.	4,119	26,505
Reliance Communications, Ltd.	50,682	74,251
Reliance Industries, Ltd. GDR (d)	43,220	1,407,243
Reliance Infrastructure, Ltd.	12,110	92,343
Reliance MediaWorks, Ltd. (b)	37,528	69,922
Rolta India, Ltd.	3,859	6,524
Satyam Computer Services, Ltd. (b)	29,488	42,388
Sesa Goa, Ltd.	16,994	69,590
Siemens India, Ltd.	11,037	188,795
Sintex Industries, Ltd.	8,452	21,952
State Bank of India GDR	2,532	213,954
Sun TV Network, Ltd.	3,674	17,415

See accompanying notes to financial statements.

SPDR S&P Emerging Markets ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

Suzlon Energy, Ltd. (b)	225,437	$167,783
Tata Consultancy Services, Ltd.	22,452	475,538
Tata Motors, Ltd. ADR (a)	13,068	200,986
Tata Power Co., Ltd.	103,790	211,607
Tata Steel, Ltd.	17,557	148,898
Ultratech Cement, Ltd. GDR	565	13,170
Unitech, Ltd. (b)	76,822	41,097
United Breweries Holdings, Ltd.	6,621	14,452
United Breweries, Ltd. (b)	2,571	19,660
United Spirits, Ltd.	1,654	26,874
Wipro, Ltd. ADR (a)	27,368	253,154
Zee Entertainment Enterprises, Ltd.	20,212	48,513

		13,282,886

INDONESIA — 3.3%
Astra International Tbk PT	163,000	1,180,313
Bank Central Asia Tbk PT	965,000	845,336
Bank Danamon Indonesia Tbk PT	231,718	121,263
Bank Mandiri Tbk PT	579,449	415,305
Bank Rakyat Indonesia Persero Tbk PT	880,000	585,665
Barito Pacific Tbk PT (b)	458,500	43,816
Bumi Resources Tbk PT	830,500	184,241
Indofood Sukses Makmur Tbk PT	607,000	348,731
Indosat Tbk PT	121,500	72,568
Kalbe Farma Tbk PT	670,000	247,725
Medco Energi Internasional Tbk PT	318,000	77,782
Perusahaan Gas Negara Tbk PT	697,000	212,113
Telekomunikasi Indonesia Tbk PT	351,000	303,481
United Tractors Tbk PT	200,818	502,616

		5,140,955

JORDAN — 0.1%
Arab Bank PLC	11,220	126,681

MALAYSIA — 3.2%
Aeon Co. M Bhd	193,800	418,863
Alliance Financial Group Bhd	209,500	216,554
Berjaya Sports Toto Bhd	102,000	135,787
Bintulu Port Holdings Bhd	88,994	183,981
Bursa Malaysia Bhd	42,893	82,226
Carlsberg Brewery Malay Bhd	311,697	629,740
Dialog Group Bhd	448,608	316,169
Digi.Com Bhd	27,000	257,272
Genting Bhd	163,700	466,615
Genting Malaysia Bhd	21,600	23,748
IGB Corp. Bhd	222,553	133,148
IOI Corp. Bhd	258,760	376,894
KFC Holdings Bhd	446,732	461,775
KNM Group Bhd	131,512	49,433
Malaysian Airline System Bhd (b)	242,100	100,859
Malaysian Resources Corp. Bhd	294,800	155,134
Multi-Purpose Holdings BHD	156,060	116,342
Naim Holdings Bhd	132,287	69,614
OSK Holdings Bhd	251,850	123,065
OSK Ventures International Bhd (b)	30,100	3,017
SP Setia Bhd	198,450	241,808
TA Enterprise Bhd	266,200	45,027
TA Global Bhd	107,540	9,769
TA Global Bhd Preference Shares	107,426	8,749
Tebrau Teguh Bhd (b)	18,900	3,818
UEM Land Holdings Bhd (b)	421,188	230,878
Unisem M Bhd	16,600	5,304
WCT Bhd	245,000	153,485

		5,019,074

MEXICO — 5.6%
Alfa SAB de CV	28,895	301,888
America Movil SAB de CV (a)	2,249,791	2,490,595
Axtel SAB de CV (b)	88,497	32,379
Cemex SAB de CV (a)(b)	508,722	163,324
Coca-Cola Femsa SAB de CV	35,358	314,239
Consorcio ARA SAB de CV	87,932	25,115
Corporacion GEO SAB de CV (b)	37,336	48,513
Desarrolladora Homex SAB de CV (b)	16,415	36,985
Empresas ICA SAB de CV (b)	36,050	40,352
Fomento Economico Mexicano SAB de CV	121,121	789,622
Grupo Aeroportuario del Sureste SAB de CV	34,838	174,244
Grupo Bimbo SAB de CV (a)	172,719	329,583
Grupo Elektra SA de CV (a)	5,132	392,625
Grupo Financiero Banorte SAB de CV	84,670	251,994
Grupo Financiero Inbursa SA	67,864	114,483
Grupo Mexico SAB de CV (c)	252,230	599,490
Grupo Modelo SAB de CV (c)	44,970	258,151
Grupo Televisa SA de CV (Series CPO)	102,722	379,699
Impulsora Del Desarrollo Y El Empleo en America Latina SA de CV (b)	91,541	118,615
Industrias CH SAB, Series B (b)	23,522	66,757
Industrias Penoles SA de CV	8,159	301,770
Kimberly-Clark de Mexico SAB de CV	47,409	244,420
Sare Holding SAB de CV (Class B) (a)(b)	104,555	12,550
Telefonos de Mexico SA de CV (a)	355,070	266,757
TV Azteca SAB de CV	202,288	105,900
Urbi Desarrollos Urbanos SA de CV (b)	39,397	53,812
Wal-Mart de Mexico SAB de CV (a)	311,262	719,314

		8,633,176

MOROCCO — 0.5%
Banque Marocaine du Commerce Exterieur	14,315	389,549
Banque Marocaine pour le Commerce et l’Industrie SA	1,260	135,944
Douja Promotion Groupe Addoha SA	8,696	84,336
Holcim Maroc SA	766	176,677

		786,506

PERU — 1.0%
Compania de Minas Buenaventura SA	14,581	549,383
Credicorp, Ltd.	5,268	485,710
Southern Copper Corp. (a)	13,700	342,363
Volcan Compania Minera SAA (Class B)	185,248	170,320

		1,547,776

PHILIPPINES — 0.6%
Ayala Land, Inc.	704,280	234,840
Banco de Oro Universal Bank, Inc.	121,480	141,692
Bank of the Philippine Islands	224,928	287,044

See accompanying notes to financial statements.

SPDR S&P Emerging Markets ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

Filinvest Land, Inc.	3,236,000	$81,409
Philippine Long Distance Telephone Co.	5,420	272,456

		1,017,441

POLAND — 1.2%
Asseco Poland SA	4,261	52,402
Bank BPH SA (b)	905	12,926
Bank Pekao SA	7,769	316,827
Bioton SA (b)	178,660	4,343
BRE Bank SA (b)	1,256	92,366
Cersanit SA (b)	14,175	20,461
Getin Holding SA (b)	15,633	34,537
Globe Trade Centre SA (b)	9,540	34,180
Grupa Lotos SA (b)	5,809	44,555
KGHM Polska Miedz SA	8,328	331,526
Orbis SA (b)	3,980	44,750
PBG SA	1,070	18,225
Polimex- Mostostal SA	37,262	15,060
Polski Koncern Naftowy Orlen SA GDR (b)	11,638	258,099
Powszechna Kasa Oszczednosci Bank Polski SA	24,848	248,423
Telekomunikacja Polska SA	50,981	269,564

		1,798,244

RUSSIA — 9.0%
Evraz Group SA GDR (b)	3,829	60,269
Gazprom OAO ADR (c)	370,860	3,593,633
Gazprom OAO ADR (c)	105,600	1,008,480
Integra Group Holdings GDR (b)	6,090	9,927
LSR Group GDR	6,178	22,797
Lukoil OAO ADR	46,512	2,365,135
Mechel OAO ADR	14,491	147,663
MMC Norilsk Nickel OJSC ADR (a)	50,891	1,105,861
Mobile TeleSystems ADR	44,511	547,485
Mobile Telesystems OJSC	28,255	155,535
NovaTek OAO GDR	11,399	1,324,564
Novolipetsk Steel OJSC GDR	1,566	32,072
Novorossiysk Commercial Sea Port PJSC GDR	2,861	20,370
Pharmstandard GDR (b)	3,219	61,515
Polymetal JSC GDR (b)(c)	5,449	84,174
Polymetal JSC GDR (b)(c)	207	3,209
Rosneft Oil Co. GDR	152,552	896,243
Rostelecom ADR (b)	5,029	139,123
Severstal GDR	25,855	272,512
Sistema JSFC GDR	6,874	96,236
Surgutneftegas OJSC ADR	135,192	1,095,055
Tatneft ADR	15,748	391,180
TMK OAO GDR	2,349	21,564
VimpelCom, Ltd. ADR	27,312	260,283
VTB Bank OJSC GDR (d)	38,508	159,346
X5 Retail Group NV GDR (b)	1,914	53,018

		13,927,249

SOUTH AFRICA — 9.5%
ABSA Group, Ltd.	18,410	307,646
Adcock Ingram Holdings, Ltd.	5,745	42,978
Adcorp Holdings, Ltd.	25,943	80,678
Afgri, Ltd.	136,646	97,737
African Bank Investments, Ltd.	73,704	302,550
African Rainbow Minerals, Ltd.	9,042	195,145
Allied Electronics Corp., Ltd. Preference Shares	31,653	92,529
Anglo Platinum, Ltd. (a)	3,315	228,447
AngloGold Ashanti, Ltd.	13,670	576,279
Aquarius Platinum, Ltd.	22,700	62,697
ArcelorMittal South Africa, Ltd.	10,618	78,442
Aspen Pharmacare Holdings, Ltd. (b)	29,551	335,427
Aveng, Ltd.	30,628	131,479
Avusa, Ltd.	5,308	14,691
Barloworld, Ltd.	13,109	98,443
Bidvest Group, Ltd.	19,214	357,793
Business Connexion Group, Ltd.	112,775	74,070
Cadiz Holdings	73,796	22,123
Coronation Fund Managers, Ltd.	105,411	262,246
Discovery Holdings, Ltd.	17,263	85,015
Eqstra Holdings, Ltd.	16,890	15,127
FirstRand, Ltd.	244,102	595,141
Gold Fields, Ltd.	40,932	635,739
Grindrod, Ltd.	51,557	96,263
Group Five, Ltd.	14,634	47,056
Harmony Gold Mining Co., Ltd.	12,331	146,255
Impala Platinum Holdings, Ltd.	29,868	610,245
Imperial Holdings, Ltd.	10,113	132,402
Investec, Ltd.	11,173	61,431
Invicta Holdings, Ltd.	31,269	178,533
JD Group, Ltd.	11,007	52,303
Kagiso Media, Ltd.	57,374	118,472
Kumba Iron Ore, Ltd. (a)	3,197	169,762
Lewis Group, Ltd.	13,244	115,321
Massmart Holdings, Ltd.	8,624	148,791
Metorex, Ltd. (b)	38,188	37,907
MMI Holdings, Ltd.	48,887	103,258
MTN Group, Ltd.	79,447	1,309,441
Murray & Roberts Holdings, Ltd.	27,101	87,650
Naspers, Ltd.	22,958	1,002,297
Nedbank Group, Ltd.	21,137	359,527
Netcare, Ltd. (a)	115,299	187,167
Northam Platinum, Ltd.	14,662	60,168
Pretoria Portland Cement Co., Ltd.	11,224	32,461
PSG Group, Ltd.	22,846	132,147
Reinet Investments SCA ADR (b)	9,220	14,703
Remgro, Ltd.	23,657	325,879
RMB Holdings, Ltd.	49,570	156,558
RMI Holdings	60,652	94,383
Sanlam, Ltd.	111,836	376,306
Sappi, Ltd. (a)(b)	15,569	46,189
Sasol, Ltd.	25,134	1,046,805
Shoprite Holdings, Ltd.	39,420	556,551
Standard Bank Group, Ltd.	48,057	554,690
Steinhoff International Holdings, Ltd. (a)(b)	92,632	259,260
Sun International, Ltd.	9,114	91,717
Super Group, Ltd. (b)	71,972	7,520
Telkom SA, Ltd.	14,746	58,752
The Foschini Group, Ltd.	17,272	182,451
Tiger Brands, Ltd.	10,765	281,207

See accompanying notes to financial statements.

SPDR S&P Emerging Markets ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

Trans Hex Group, Ltd. (b)	1,385	$558
Truworths International, Ltd.	34,215	300,053
Wilson Bayly Holmes-Ovcon, Ltd.	12,686	164,116
Woolworths Holdings, Ltd.	70,306	306,093

		14,705,070

TAIWAN — 11.3%
Acer, Inc.	138,758	171,655
Advanced Semiconductor Engineering, Inc.	335,716	291,927
Asustek Computer, Inc.	30,340	229,977
AU Optronics Corp. ADR (a)	60,678	240,285
Cathay Financial Holding Co., Ltd.	228,789	264,262
Chang Hwa Commercial Bank	326,990	188,844
Chimei Innolux Corp. (b)	116,874	47,555
China Development Financial Holding Corp.	659,945	199,878
China Steel Chemical Corp.	209,345	882,718
China Steel Corp.	411,701	403,933
Chinatrust Financial Holding Co., Ltd.	465,803	278,183
Chipbond Technology Corp.	15,000	13,782
Chunghwa Telecom Co., Ltd.	134,457	447,822
CMC Magnetics Corp. (b)	165,000	31,890
Compal Electronics, Inc.	282,774	262,592
Delta Electronics, Inc.	107,340	255,362
Elite Semiconductor Memory Technology, Inc.	86,750	92,799
Epistar Corp.	30,850	54,766
Etron Technology, Inc.	15,445	5,347
Far Eastern New Century Corp.	280,700	290,141
Formosa Chemicals & Fibre Corp.	139,460	364,266
Formosa Epitaxy, Inc.	14,000	9,464
Formosa Plastics Corp.	219,610	588,749
Foxconn Technology Co., Ltd.	65,097	211,472
Fubon Financial Holding Co., Ltd.	331,314	348,980
Giant Manufacturing Co., Ltd.	158,802	591,437
Grape King, Inc.	140,000	214,766
Hon Hai Precision Industry Co., Ltd.	319,398	725,261
Hotai Motor Co., Ltd.	81,000	342,871
HTC Corp.	47,198	1,060,890
Hua Nan Financial Holdings Co., Ltd.	307,612	186,233
Lite-On Technology Corp.	140,734	129,766
MediaTek, Inc.	36,329	402,331
Mega Financial Holding Co., Ltd.	178,640	125,151
Mosel Vitelic, Inc. (b)	6,827	1,109
Nan Ya Plastics Corp.	215,690	469,245
National Petroleum Co., Ltd.	301,000	305,198
Neo Solar Power Corp.	12,768	12,150
Novatek Microelectronics Corp.	27,225	63,875
Pan Jit International, Inc.	13,000	7,103
Pegatron Corp.	47,686	44,752
Pou Chen Corp.	200,531	145,422
Powerchip Technology Corp. (b)	225,189	13,005
Powertech Technology, Inc.	59,285	128,394
Precision Silicon Corp.	26,909	15,143
ProMOS Technologies, Inc. (b)(e)	130,950	1,461
Quanta Computer, Inc.	188,664	368,351
Raydium Semiconductor Corp.	10,440	27,064
Shin Kong Financial Holding Co., Ltd. (b)	209,252	62,552
Siliconware Precision Industries Co.	137,578	137,691
SinoPac Financial Holdings Co., Ltd.	453,393	147,288
Solar Applied Materials Technology Corp.	133,416	170,737
Solartech Energy Corp.	8,993	8,705
Taishin Financial Holdings Co., Ltd.	416,100	162,480
Taiwan Cement Corp.	240,533	259,673
Taiwan Semiconductor Manufacturing Co., Ltd.	938,000	2,154,553
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	165,472	1,891,345
Taiwan Tea Corp.	86,913	44,205
Tatung Co., Ltd. (b)	140,885	52,702
Tripod Technology Corp.	59,320	157,278
United Microelectronics Corp. ADR	205,647	392,786
Unity Opto Technology Co., Ltd.	14,759	11,139
Visual Photonics Epitaxy Co., Ltd.	120,690	147,521
Wistron Corp.	118,053	135,388

		17,493,670

THAILAND — 2.0%
Advanced Info Service PCL	98,815	406,895
Bangkok Expressway PCL	283,559	150,514
Banpu PCL	11,208	190,375
Electricity Generating PCL (Foreign ownership limit)	64,074	174,176
IRPC PCL	723,758	81,491
Kasikornbank PCL	46,300	174,267
PTT Exploration & Production PCL	88,098	395,357
PTT PCL	59,424	497,032
Siam Cement PCL (c)	32,100	270,555
Siam Cement PCL (c)	300	3,011
Siam Commercial Bank PCL	93,502	318,842
Thai Oil PCL	89,195	145,622
Tisco Financial Group PCL	124,953	144,710
TMB Bank PCL	3,622,817	166,660

		3,119,507

TURKEY — 1.8%
Akbank TAS	82,017	323,754
Anadolu Efes Biracilik Ve Malt Sanayii AS	17,634	203,894
Dogan Sirketler Grubu Holdings AS (b)	118,679	40,848
Dogan Yayin Holding AS (b)	98,143	34,308
Eregli Demir ve Celik Fabrikalari TAS	74,499	130,212
Haci Omer Sabanci Holding AS	43,751	152,939
KOC Holding AS	62,527	232,696
Migros Ticaret AS (b)	689	5,595
Tupras-Turkiye Petrol Rafinerileri AS	9,940	205,808
Turkcell Iletisim Hizmetleri AS (b)	37,699	173,548
Turkiye Garanti Bankasi AS	176,043	685,445
Turkiye Is Bankasi	102,443	264,998
Ulker Biskuvi Sanayi AS	41,647	123,634
Yapi ve Kredi Bankasi AS (b)	65,903	146,376

		2,724,055

See accompanying notes to financial statements.

SPDR S&P Emerging Markets ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

UNITED KINGDOM — 0.2%
British American Tobacco PLC	5,880	$250,433

TOTAL COMMON STOCKS —
(Cost $169,833,943)		146,291,386

RIGHTS — 0.0% (f)
BRAZIL — 0.0% (f)
Lojas Americanas SA (expiring 10/28/11) (b) (Cost $0)	3	113

SHORT TERM INVESTMENTS — 9.9%
UNITED STATES — 9.9%
MONEY MARKET FUNDS — 9.9%
State Street Navigator Securities Lending Prime Portfolio (g)(h)	13,503,128	13,503,128
State Street Institutional Liquid Reserves Fund 0.09% (h)(i)(j)	1,723,265	1,723,265

TOTAL SHORT TERM INVESTMENTS —
(Cost $15,226,393)		15,226,393

TOTAL INVESTMENTS — 104.5% (k)
(Cost $185,060,336)		161,517,892
OTHER ASSETS & LIABILITIES — (4.5)%		(6,917,442)

NET ASSETS — 100.0%		$154,600,450

(a)	A portion of the security was on loan at September 30, 2011.
(b)	Non-income producing security.
(c)	Reflects separate holdings of the issuer’s common stock traded on different securities exchanges.
(d)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 1.1% of net assets as of September 30, 2011, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(e)	Securities are valued at fair value as determined in good faith by the Trust’s Pricing and Investment Committee in accordance with procedures approved by the Board of Trustees. Securities’ values are determined based on Level 2 inputs. (Note 2)
(f)	Amount shown represents less than 0.05% of net assets.
(g)	Investments of cash collateral for securities loaned.
(h)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(i)	Security, or a portion thereof, is designated on the Fund’s books of pledged as collateral for futures contracts.
(j)	The rate shown is the annualized seven-day yield at period end.
(k)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)
ADR = American Depositary Receipt
GDR = Global Depositary Receipt
PLC = Public Limited Company

At September 30, 2011, open futures contracts purchased were as follows:

	Expiration		Aggregate		Unrealized
Futures	Date	Contracts	Face Value	Value	Appreciation

MSCI Taiwan Index Futures	10/28/2011	232	$5,806,569	$5,939,200	$132,631

See accompanying notes to financial statements.

SPDR S&P Emerging Markets Dividend ETF
SCHEDULE OF INVESTMENTS
September 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 99.8%
BRAZIL — 18.8%
AES Tiete SA	24,217	$279,058
AES Tiete SA Preference Shares	50,998	645,631
Banco do Brasil SA	17,638	236,029
Banco do Brasil SA ADR (a)	28,274	366,714
CCR SA	27,240	718,329
Cia Energetica de Minas Gerais	14,020	168,429
Cia Energetica do Ceara Preference Shares	11,930	209,582
Companhia de Saneamento de Minas Gerais-Copasa MG	35,646	571,296
Companhia de Transmissao de Energia Electrica Paulista Preference Shares	23,949	619,029
Companhia Energetica de Minas Gerais ADR (a)	39,425	585,067
EDP — Energias do Brasil SA	32,306	661,349
Eletropaulo Metropolitana SA Preference Shares	87,808	1,346,271
Natura Cosmeticos SA	32,847	566,251
Redecard SA	54,229	747,886
Souza Cruz SA	61,894	630,860
Sul America SA	66,536	573,509
Telecomunicacoes de Sao Paulo SA ADR (a)	28,196	745,784
Tractebel Energia SA	20,445	287,469
Tractebel Energia SA ADR	24,828	352,558

		10,311,101

CHILE — 5.4%
AES Gener SA	524,601	255,549
Aguas Andinas SA Class A	1,420,587	746,285
Banco de Chile ADR (a)	8,919	622,992
Corpbanca SA ADR (a)	12,370	240,473
ENTEL Chile SA	37,500	716,223
Inversiones Aguas Metropolitanas SA	186,578	253,416
Quinenco SA	45,531	104,374

		2,939,312

CHINA — 4.4%
Bank of China, Ltd.	536	169
Guangzhou R&F Properties Co., Ltd. (a)	552,311	412,916
Jiangsu Expressway Co., Ltd.	806,000	616,038
Shenzhou International Group Holdings, Ltd.	208,000	226,309
Soho China Ltd. (a)	842,500	538,957
Zhejiang Expressway Co., Ltd.	1,044,000	637,015

		2,431,404

CZECH REPUBLIC — 3.8%
CEZ AS (a)	15,561	599,779
Komercni Banka AS	3,333	621,704
Philip Morris CR AS	321	194,301
Telefonica O2 Czech Republic AS	31,171	663,333

		2,079,117

EGYPT — 1.2%
Egyptian Kuwait Holding Co.	157,958	159,538
Telecom Egypt	191,297	474,935

		634,473

HONG KONG — 3.7%
Bosideng International Holdings, Ltd. (a)	2,661,600	557,296
China Dongxiang Group Co. (a)	2,972,000	515,392
China Mobile, Ltd.	83,337	825,368
Shenzhen Investment, Ltd.	866,000	160,190

		2,058,246

HUNGARY — 1.1%
Magyar Telekom Telecommunications PLC	261,312	584,337

INDIA — 2.2%
Hero Motocorp, Ltd.	12,565	498,174
Indiabulls Financial Services, Ltd.	52,286	168,148
Oil & Natural Gas Corp., Ltd.	102,654	557,759

		1,224,081

INDONESIA — 2.1%
Astra Agro Lestari Tbk PT	193,000	423,766
Astra International Tbk PT	98,500	713,256

		1,137,022

MALAYSIA — 4.9%
Alliance Financial Group Bhd	220,100	227,511
British American Tobacco Malaysia Bhd	14,900	208,530
Digi.Com Bhd	79,000	752,758
Lafarge Malayan Cement Bhd	64,400	132,330
Public Bank Bhd	177,400	677,927
UMW Holdings Bhd	320,800	688,326

		2,687,382

MEXICO — 3.1%
Grupo Aeroportuario del Pacifico SAB de CV	107,361	360,050
Industrias Penoles SA de CV (a)	20,270	749,710
Kimberly-Clark de Mexico SAB de CV	118,750	612,222

		1,721,982

MOROCCO — 0.7%
Maroc Telecom	21,320	365,484

PERU — 0.5%
Sociedad Minera Cerro Verde SAA	7,444	252,947

PHILIPPINES — 1.3%
Philippine Long Distance Telephone Co. ADR	14,464	716,402

POLAND — 0.6%
Asseco Poland SA	24,734	304,181

RUSSIA — 2.1%
Surgutneftegas OJSC ADR Preference Shares	155,777	682,303
Tatneft ADR	18,808	467,191

		1,149,494

SOUTH AFRICA — 7.3%
African Bank Investments, Ltd.	153,491	630,071
Growthpoint Properties, Ltd.	284,081	626,886
Kumba Iron Ore, Ltd. (a)	10,624	564,139
Lewis Group, Ltd.	42,239	367,794
Pick’n Pay Holdings, Ltd.	73,797	140,542
Resilient Property Income Fund, Ltd.	69,474	281,729
The Foschini Group, Ltd.	62,039	655,341

See accompanying notes to financial statements.

SPDR S&P Emerging Markets Dividend ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

Woolworths Holdings, Ltd.	176,339	$767,731

		4,034,233

SOUTH KOREA — 7.6%
Kangwon Land, Inc.	28,010	649,101
Korea Exchange Bank	226,950	1,352,395
KT Corp. ADR	42,429	627,101
KT&G Corp.	12,197	760,986
LG Uplus Corp.	146,420	799,185

		4,188,768

TAIWAN — 18.9%
Asia Cement Corp.	511,740	536,508
Chicony Electronics Co., Ltd.	423,180	697,084
Chunghwa Telecom Co. Ltd ADR	10,323	340,659
Chunghwa Telecom Co., Ltd.	114,000	379,688
Compal Electronics, Inc.	644,000	598,038
Eternal Chemical Co., Ltd.	384,850	296,767
Farglory Land Development Co., Ltd.	222,000	364,233
Fubon Financial Holding Co., Ltd.	519,731	547,444
Highwealth Construction Corp.	327,000	549,381
HTC Corp.	105	2,360
Lite-On Technology Corp.	604,915	557,772
Macronix International Co., Ltd.	1,286,000	462,074
MediaTek, Inc.	79,000	874,898
Pou Chen Corp.	734,000	532,286
Quanta Computer, Inc.	326,000	636,489
Taiwan Cement Corp.	494,000	533,309
Taiwan Mobile Co., Ltd.	298,000	722,632
TSRC Corp.	275,000	612,715
Wistron Corp.	466,781	535,324
Yuanta Financial Holding Co., Ltd. (b)	1,210,703	615,780

		10,395,441

THAILAND — 5.5%
Advanced Info Service PCL	217,830	896,968
Delta Electronics Thai PCL	268,100	168,182
Electricity Generating PCL	71,500	194,362
Land and Houses PCL	1,748,100	365,535
Land and Houses PCL, NVDR	1,776,945	371,567
Total Access Communication PCL	214,010	509,466
Total Access Communication PCL, NVDR	209,600	498,967

		3,005,047

TURKEY — 4.6%
Eregli Demir ve Celik Fabrikalari TAS	314,338	549,409
Ford Otomotiv Sanayi AS	98,129	688,689
Tofas Turk Otomobil Fabrikasi AS	176,755	631,183
Turk Telekomunikasyon AS	152,664	655,172

		2,524,453

TOTAL COMMON STOCKS —
(Cost $62,967,436)		54,744,907

SHORT TERM INVESTMENTS — 4.3%
UNITED STATES — 4.3%
MONEY MARKET FUNDS — 4.3%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	2,355,737	2,355,737
State Street Institutional Liquid Reserves Fund 0.09% (d)(e)	100	100

TOTAL SHORT TERM INVESTMENTS —
(Cost $2,355,837)		2,355,837

TOTAL INVESTMENTS — 104.1%
(Cost $65,323,273)		57,100,744
OTHER ASSETS & LIABILITIES — (4.1)%		(2,238,302)

NET ASSETS — 100.0%		$54,862,442

(a)	A portion of the security was on loan at September 30, 2011.
(b)	Non-income producing security.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
ADR = American Depositary Receipt
NVDR = Non Voting Depositary Receipt
PLC = Public Limited Company

See accompanying notes to financial statements.

SPDR S&P BRIC 40 ETF
SCHEDULE OF INVESTMENTS
September 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 99.5%
BRAZIL — 24.3%
Banco Bradesco SA ADR (a)	1,002,752	$14,830,702
Banco Santander Brazil SA ADS (a)	268,678	1,966,723
Companhia de Bebidas das Americas Preference Shares ADR (a)	384,247	11,777,171
Companhia Energetica de Minas Gerais ADR (a)	210,490	3,123,672
Companhia Siderurgica Nacional SA ADR (a)	417,891	3,318,054
Gerdau SA ADR (a)	329,475	2,349,157
Itau Unibanco Holding SA Preference Shares ADR	1,214,752	18,852,951
Petroleo Brasileiro SA ADR	782,665	17,570,829
Tele Norte Leste Participacoes SA ADR (a)	133,929	1,276,343
Vale SA ADR	693,560	15,813,168

		90,878,770

CHINA — 33.9%
Agricultural Bank of China, Ltd. (a)	9,260,000	3,068,923
Baidu, Inc. ADR (b)	151,994	16,249,679
Bank of China, Ltd.	31,692,254	9,974,119
China Construction Bank Corp. (a)	37,090,610	22,822,059
China Life Insurance Co., Ltd. (a)	3,893,000	9,401,509
China Merchants Bank Co., Ltd. (a)	2,062,436	3,173,896
China Petroleum & Chemical Corp.	8,768,288	8,650,304
China Shenhua Energy Co., Ltd.	1,822,500	7,269,164
China Telecom Corp., Ltd.	7,286,610	4,642,613
Industrial & Commercial Bank of China (a)	29,281,960	14,368,745
PetroChina Co., Ltd.	11,074,171	13,756,027
Ping An Insurance Group Co. of China, Ltd.	856,500	4,863,008
Tencent Holdings, Ltd.	413,400	8,719,648

		126,959,694

HONG KONG — 13.0%
China Mobile, Ltd.	2,708,500	26,824,927
China Overseas Land & Investment, Ltd. (a)	2,028,560	2,949,780
China Unicom (Hong Kong), Ltd. (a)	2,340,000	4,881,544
CNOOC, Ltd. (a)	8,271,221	13,812,373

		48,468,624

INDIA — 7.9%
HDFC Bank, Ltd. ADR (a)	211,434	6,163,301
ICICI Bank, Ltd. ADR (a)	147,680	5,127,450
Infosys Technologies, Ltd. ADR (a)	253,623	12,952,527
Reliance Industries, Ltd. GDR (c)	168,910	5,499,709

		29,742,987

RUSSIA — 20.4%
Gazprom OAO ADR (d)	2,999,954	29,069,554
Gazprom OAO ADR (d)	47,603	454,609
Lukoil OAO ADR	224,063	11,393,603
MMC Norilsk Nickel OJSC ADR (a)	403,930	8,777,399
Mobile TeleSystems ADR	254,532	3,130,744
NovaTek OAO GDR	78,948	9,173,758
Rosneft Oil Co. GDR (a)	830,699	4,880,357
Surgutneftegas OJSC ADR (a)	507,191	4,108,247
Tatneft ADR	125,642	3,120,947
VimpelCom, Ltd. ADR	251,614	2,397,881

		76,507,099

TOTAL COMMON STOCKS —
(Cost $440,223,420)		372,557,174

SHORT TERM INVESTMENTS — 15.8%
UNITED STATES — 15.8%
MONEY MARKET FUNDS — 15.8%
State Street Navigator Securities Lending Prime Portfolio (e)(f)	58,945,702	58,945,702
State Street Institutional Liquid Reserves Fund 0.09% (f)(g)	365,852	365,852

TOTAL SHORT TERM INVESTMENTS —
(Cost $59,311,554)		59,311,554

TOTAL INVESTMENTS — 115.3%
(Cost $499,534,974)		431,868,728
OTHER ASSETS & LIABILITIES — (15.3)%		(57,416,210)

NET ASSETS — 100.0%		$374,452,518

(a)	A portion of the security was on loan at September 30, 2011.
(b)	Non-income producing security.
(c)	Security purchased pursuant to Rule 144A of the Securities Act of 1933. This security, which represents 1.5% of net assets as of September 30, 2011, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d)	Reflects separate holdings of the issuer’s common stock traded on different securities exchanges.
(e)	Investments of cash collateral for securities loaned.
(f)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(g)	The rate shown is the annualized seven-day yield at period end.
ADR = American Depositary Receipt
ADS = American Depositary Shares
GDR = Global Depositary Receipt

See accompanying notes to financial statements.

SPDR S&P Emerging Europe ETF
SCHEDULE OF INVESTMENTS
September 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 99.4%
CZECH REPUBLIC — 4.4%
CEZ AS	79,925	$3,080,605
Komercni Banka AS	5,437	1,014,163
Telefonica O2 Czech Republic AS	32,719	696,276
Unipetrol (a)	53,598	507,737

		5,298,781

HUNGARY — 3.5%
Magyar Telekom Telecommunications PLC	317,192	709,294
MOL Hungarian Oil and Gas NyRt (a)(b)	16,501	1,124,325
OTP Bank NyRt (b)	92,249	1,370,165
Richter Gedeon NyRt	7,063	967,345

		4,171,129

POLAND — 11.4%
Agora SA	50,344	198,882
Asseco Poland SA	24,395	300,012
Bank Pekao SA	35,304	1,439,732
Bioton SA (a)	1,189,911	28,927
BRE Bank SA (a)	5,710	419,910
Cersanit SA (a)	71,921	103,814
Echo Investment SA (a)	149,172	164,097
Getin Holding SA (a)	92,344	204,009
Globe Trade Centre SA (a)	60,062	215,188
ING Bank Slaski SA	2,741	616,376
KGHM Polska Miedz SA	39,428	1,569,572
Lubelski Wegiel Bogdanka SA	11,104	347,554
Netia SA (a)	618,631	930,555
Orbis SA (a)	7,432	83,563
PBG SA	4,893	83,341
Polimex- Mostostal SA	169,527	68,517
Polska Grupa Energetyczna SA	113,622	671,218
Polski Koncern Naftowy Orlen SA (a)	69,046	765,627
Powszechna Kasa Oszczednosci Bank Polski SA	168,763	1,687,245
Powszechny Zaklad Ubezpieczen SA	6,739	645,076
Tauron Polska Energia SA	438,650	679,819
Telekomunikacja Polska SA	344,158	1,819,752
TVN SA	88,682	386,447
Zaklad Przetworstwa Hutniczego Stalprodukt SA	1,597	137,825

		13,567,058

RUSSIA — 63.5%
Evraz Group SA GDR (a)	50,900	801,166
Gazprom Neft JSC ADR (b)	63,980	1,119,650
Gazprom OAO ADR (c)	1,937,169	18,771,168
Gazprom OAO ADR (c)	62,819	599,921
Integra Group Holdings GDR (a)	177,197	288,831
Lukoil OAO ADR	163,911	8,334,874
Magnit OJSC GDR	50,713	969,633
Mechel OAO ADR	40,169	409,322
MMC Norilsk Nickel OJSC ADR	328,820	7,145,259
Mobile TeleSystems ADR (b)	173,177	2,130,077
Mobile Telesystems OJSC	135,721	747,101
NovaTek OAO GDR	56,969	6,619,798
Novolipetsk Steel OJSC GDR	12,804	262,226
Pharmstandard GDR (a)	12,299	235,034
PIK Group GDR (a)	99,587	325,649
Polymetal JSC GDR (a)(c)	2,369	36,595
Polymetal JSC GDR (a)(c)	63,766	988,373
Polyus Gold International Ltd. GDR (a)	137,082	451,000
Rosneft Oil Co. GDR	715,433	4,203,169
Rostelecom ADR (a)	65,690	1,817,261
Sberbank	3,105,279	6,800,561
Severstal GDR	99,470	1,048,414
Sistema JSFC GDR	41,744	584,416
Surgutneftegas OJSC ADR	469,643	3,804,108
Tatneft ADR (b)	51,890	1,288,948
Uralkali OJSC GDR	65,215	2,249,917
VimpelCom, Ltd. ADR	148,600	1,416,158
VTB Bank OJSC GDR (b)	421,540	1,744,333
X5 Retail Group NV GDR (a)	11,998	332,345

		75,525,307

TURKEY — 16.6%
Akbank TAS	462,919	1,827,328
Anadolu Anonim Turk Sigorta	501,864	240,210
Anadolu Efes Biracilik Ve Malt Sanayii AS	105,958	1,225,146
Arcelik AS	276,232	1,087,428
Asya Katilim Bankasi AS (a)	151,017	157,559
BIM Birlesik Magazalar AS	26,406	731,350
Dogan Sirketler Grubu Holdings AS (a)	516,966	177,933
Dogan Yayin Holding AS (a)	1,193,860	417,333
Dogus Otomotiv Servis ve Ticaret AS (a)	289,191	659,426
Enka Insaat ve Sanayi AS	194,124	469,794
Eregli Demir ve Celik Fabrikalari TAS	411,504	719,239
Haci Omer Sabanci Holding AS	242,581	847,980
Hurriyet Gazetecilik ve Matbaacilik AS (a)	385,212	196,806
KOC Holding AS	315,019	1,172,353
Tupras-Turkiye Petrol Rafinerileri AS	45,584	943,819
Turk Hava Yollari Anonim Ortakligi (a)	565,322	826,952
Turk Telekomunikasyon AS	80,433	345,186
Turkcell Iletisim Hizmetleri AS (a)	279,513	1,286,741
Turkiye Garanti Bankasi AS	934,860	3,639,994
Turkiye Halk Bankasi AS	61,521	443,347
Turkiye Is Bankasi	393,545	1,018,017
Vestel Elektronik Sanayi (a)	261,561	302,431
Yapi ve Kredi Bankasi AS (a)	436,164	968,758

		19,705,130

TOTAL COMMON STOCKS —
(Cost $165,861,517)		118,267,405

SHORT TERM INVESTMENTS — 2.4%
UNITED STATES — 2.4%
MONEY MARKET FUNDS — 2.4%
State Street Navigator Securities Lending Prime Portfolio (d)(e)	2,806,395	2,806,395

See accompanying notes to financial statements.

SPDR S&P Emerging Europe ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

State Street Institutional Liquid Reserves Fund 0.09% (e)(f)	100	$100

TOTAL SHORT TERM INVESTMENTS —
(Cost $2,806,495)		2,806,495

TOTAL INVESTMENTS — 101.8%
(Cost $168,668,012)		121,073,900
OTHER ASSETS & LIABILITIES — (1.8)%		(2,156,932)

NET ASSETS — 100.0%		$118,916,968

(a)	Non-income producing security
(b)	A portion of the security was on loan at September 30, 2011.
(c)	Reflects separate holdings of the issuer’s common stock traded on different securities exchanges.
(d)	Investments of cash collateral for securities loaned.
(e)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(f)	The rate shown is the annualized seven-day yield at period end.
ADR = American Depositary Receipt
GDR = Global Depositary Receipt

See accompanying notes to financial statements.

SPDR S&P Emerging Latin America ETF
SCHEDULE OF INVESTMENTS
September 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 99.7%
BRAZIL — 61.0%
AES Tiete SA Preference Shares	40,072	$507,309
All America Latina Logistica SA	96,926	445,403
B2W Companhia Global do Varejo	38,171	302,283
Banco Bradesco SA ADR (a)	303,028	4,481,784
Banco do Brasil SA	94,825	1,268,931
Banco do Brasil SA ADR (a)	36,267	470,383
Banco Santander Brazil SA ADS (a)	101,008	739,379
BM&FBOVESPA SA	323,388	1,531,357
BR Malls Participacoes SA	51,826	536,338
Bradespar SA Preference Shares	55,749	993,796
Brasil Telecom SA ADR	13,291	85,062
Brasil Telecom SA Preference Shares ADR (a)	23,079	402,959
Braskem SA Preference Shares ADR	25,367	396,233
BRF — Brasil Foods SA	33,423	579,422
BRF — Brasil Foods SA ADR (a)	62,787	1,100,656
CCR SA	34,808	917,900
Centrais Eletricas Brasileiras SA	7,644	66,711
Centrais Eletricas Brasileiras SA ADR	55,625	484,555
Cielo SA	30,113	679,722
Companhia Brasileira de Distribuicao Grupo Pao de Acucar Preference Shares ADR (a)	25,060	771,347
Companhia de Bebidas das Americas Preference Shares ADR (a)	143,078	4,385,341
Companhia de Saneamento Basico do Estado de Sao Paulo	32,626	768,084
Companhia Energetica de Minas Gerais ADR (a)	82,770	1,228,307
Companhia Energetica de Sao Paulo Preference Shares	49,218	737,110
Companhia Paranaense de Energia Preference Shares	26,930	491,813
Companhia Siderurgica Nacional SA ADR (a)	149,883	1,190,071
Cosan SA Industria e Comercio	31,903	411,968
CPFL Energia SA ADR (a)	14,433	319,691
Cyrela Brazil Realty SA	66,850	421,718
Cyrela Commercial Properties SA Empreendimentos e Participacoes	52,101	446,279
Diagnosticos da America SA	31,146	268,296
Duratex SA	108,392	502,764
Empresa Brasileira de Aeronautica SA	95,281	603,126
Fertilizantes Heringer SA (b)	4,717	23,379
Fibria Celulose SA ADR	54,605	413,360
Gafisa SA	47,049	136,109
Gerdau SA ADR (a)	92,082	656,545
Gerdau SA Preference Shares	17,920	128,879
Gol Linhas Aereas Inteligentes SA Preference Shares	30,543	168,490
Investimentos Itau SA	80,226	600,750
Investimentos Itau SA Preference Shares	412,877	2,119,713
Itau Unibanco Holding SA Preference Shares ADR	355,854	5,522,854
JBS SA (b)	148,263	289,937
LLX Logistica SA (b)	87,092	170,313
Lojas Americanas SA Preference Shares	133,808	1,023,609
Lojas Renner SA	29,934	816,785
Metalurgica Gerdau SA Preference Shares	80,021	722,506
MMX Mineracao e Metalicos SA (b)	17,583	66,780
MRV Engenharia e Participacoes SA	2,828	14,671
Natura Cosmeticos SA	38,135	657,411
OGX Petroleo e Gas Participacoes SA (b)	120,738	748,006
OGX Petroleo e Gas Participacoes SA ADR (a)(b)	94,953	602,002
PDG Realty SA Empreendimentos e Participacoes	175,022	577,985
Petroleo Brasileiro SA ADR (c)	322,448	6,681,123
Petroleo Brasileiro SA ADR (c)	234,701	5,269,037
Redecard SA	43,621	601,588
Souza Cruz SA	96,945	988,121
TAM SA ADR (a)	16,289	253,783
Tele Norte Leste Participacoes SA ADR (a)	41,730	397,687
Tele Norte Leste Participacoes SA Preference Shares	2,862	27,444
Telecomunicacoes de Sao Paulo SA Preference Shares	56,199	1,507,723
Tim Participacoes SA	34,010	159,400
Tim Participacoes SA ADR	32,572	767,396
Tractebel Energia SA ADR	5,036	71,511
Ultrapar Participacoes SA ADR (a)	65,656	1,039,334
Usinas Siderurgicas de Minas Gerais SA ADR (a)	96,820	550,276
Usinas Siderurgicas de Minas Gerais SA Preference Shares	27,634	156,611
Vale SA ADR	215,795	4,920,126
Vale SA ADR Preference Shares (a)	331,032	6,951,672

		74,339,014

CHILE — 9.7%
Almendral SA	3,181,159	422,048
Antarchile SA	49,206	686,877
Banco de Chile ADR	7,986	557,822
Banco de Credito e Inversiones	18,892	882,391
Banco Santander Chile ADR (a)	3,812	280,106
CAP SA	24,677	754,252
Cencosud SA ADR (a)(d)	13,130	1,063,957
Compania General de Electricidad SA	140,689	613,578
Empresa Nacional de Electricidad SA ADR (a)	24,024	1,041,200
Empresas CMPC SA	250,260	843,801
Empresas COPEC SA	93,135	1,103,084
Enersis SA ADR	49,815	842,372
Lan Airlines SA ADR (a)	33,690	695,698
SACI Falabella	203,175	1,609,953
Sociedad Quimica y Minera de Chile SA ADR	9,261	442,768

		11,839,907

COLOMBIA — 1.9%
BanColombia SA ADR (a)	20,000	1,114,000

See accompanying notes to financial statements.

SPDR S&P Emerging Latin America ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

Ecopetrol SA, ADR	30,000	$1,208,700

		2,322,700

MEXICO — 23.0%
Alfa SAB de CV	93,755	979,530
America Movil SAB de CV	7,522,864	8,328,064
Cemex SAB de CV (a)(b)	1,592,039	511,120
Corporacion GEO SAB de CV (b)	124,650	161,967
Desarrolladora Homex SAB de CV (a)(b)	61,432	138,413
Empresas ICA SAB de CV (b)	111,731	125,064
Fomento Economico Mexicano SAB de CV	380,420	2,480,064
Grupo Aeroportuario del Sureste SAB de CV	131,435	657,377
Grupo Bimbo SAB de CV (a)	586,079	1,118,359
Grupo Carso SA de CV (a)	144,802	337,563
Grupo Elektra SA de CV (a)	9,995	764,671
Grupo Financiero Banorte SAB de CV (a)	318,932	949,203
Grupo Financiero Inbursa SA	470,725	794,086
Grupo Mexico SAB de CV	700,301	1,664,448
Grupo Modelo SAB de CV	164,868	946,429
Grupo Televisa SA de CV (Series CPO)	286,488	1,058,968
Grupo Televisa SA de CV ADR (a)	2,295	42,205
Impulsora Del Desarrollo Y El Empleo en America Latina SA de CV (b)	362,619	469,866
Industrias Penoles SA de CV	17,610	651,327
Inmuebles Carso SAB de CV (a)(b)	196,200	146,692
Kimberly-Clark de Mexico SAB de CV	199,738	1,029,760
Minera Frisco SAB de CV (a)(b)	196,200	686,074
Telefonos de Mexico SA de CV (a)	1,376,276	1,033,967
TV Azteca SAB de CV	651,116	340,865
Urbi Desarrollos Urbanos SA de CV (b)	150,759	205,921
Wal-Mart de Mexico SAB de CV (a)	1,001,960	2,315,490

		27,937,493

PERU — 4.1%
Compania de Minas Buenaventura SA ADR, Series B	43,626	1,646,445
Compania Minera Milpo SA	187,495	338,011
Credicorp, Ltd.	13,728	1,265,722
Minsur SA	441,237	445,453
Southern Copper Corp. (a)	36,809	919,857
Volcan Compania Minera SAA (Class B)	441,232	405,676

		5,021,164

TOTAL COMMON STOCKS —
(Cost $156,125,945)		121,460,278

RIGHTS — 0.0% (e)
BRAZIL — 0.0% (e)
Lojas Americanas SA (expiring 10/28/11) (b) (Cost $0)	27	1,018

SHORT TERM INVESTMENTS — 13.6%
UNITED STATES — 13.6%
MONEY MARKET FUNDS — 13.6%
State Street Navigator Securities Lending Prime Portfolio (f)(g)	16,548,616	16,548,616
State Street Institutional Liquid Reserves Fund 0.09% (g)(h)	8,374	8,374

TOTAL SHORT TERM INVESTMENTS —
(Cost $16,556,990)		16,556,990

TOTAL INVESTMENTS — 113.3%
(Cost $172,682,935)		138,018,286
OTHER ASSETS & LIABILITIES — (13.3)%		(16,186,754)

NET ASSETS — 100.0%		$121,831,532

(a)	A portion of the security was on loan at September 30, 2011.
(b)	Non-income producing security.
(c)	Reflects separate holdings of the issuer’s common stock traded on different securities exchanges.
(d)	Security purchased pursuant to Rule 144A of the Securities Act of 1933. This security, which represents 0.9% of net assets as of September 30, 2011, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(e)	Amount shown represents less than 0.05% of net assets.
(f)	Investments of cash collateral for securities loaned.
(g)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(h)	The rate shown is the annualized seven-day yield at period end.
ADR = American Depositary Receipt
ADS = American Depositary Shares

See accompanying notes to financial statements.

SPDR S&P Emerging Middle East & Africa ETF
SCHEDULE OF INVESTMENTS
September 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 98.8%
EGYPT — 5.5%
Arab Cotton Ginning	56,283	$27,456
Commercial International Bank Egypt SAE	303,208	1,165,002
Eastern Tobacco	33,223	495,679
Egyptian Co. for Mobile Services	12,444	193,380
Egyptian Financial Group-Hermes Holding (a)	102,038	286,344
Egyptian International Pharmaceutical Industrial Co.	15,310	82,129
Egyptian Kuwait Holding Co.	211,079	213,190
ElSwedy Electric Co.	32,367	119,804
Ezz Steel (a)	86,934	85,983
Juhayna Food Industries (a)	124,727	96,390
Maridive & Oil Services SAE	50,279	94,524
Orascom Construction Industries	36,502	1,302,880
Orascom Telecom Holding SAE GDR (a)(b)	146,533	402,966
Orascom Telecom Holding SAE GDR (a)	2,277	6,262
Palm Hills Developments SAE (a)	151,294	31,703
Sidi Kerir Petrochemicals Co.	95,167	192,400
Six of October Development & Investment Co.	40,508	88,211
Suez Cement Co.	49,909	232,676
Talaat Moustafa Group (a)	446,054	275,921
Telecom Egypt	155,200	385,317

		5,778,217

MOROCCO — 5.5%
Attijariwafa Bank	48,207	2,178,119
Banque Centrale Populaire	14,475	690,633
Banque Marocaine du Commerce Exterieur	60,240	1,639,292
Banque Marocaine pour le Commerce et l’Industrie SA	3,936	424,662
Ciments du Maroc	4,856	640,349
Douja Promotion Groupe Addoha SA	25,031	242,757

		5,815,812

SOUTH AFRICA — 87.8%
ABSA Group, Ltd.	83,343	1,392,730
Acucap Properties, Ltd.	37,587	182,345
Adcock Ingram Holdings, Ltd.	59,859	447,801
Adcorp Holdings, Ltd.	19,685	61,216
Afgri, Ltd.	137,108	98,067
African Bank Investments, Ltd. (b)	254,659	1,045,359
African Oxygen, Ltd.	37,152	78,102
African Rainbow Minerals, Ltd.	33,851	730,573
Allied Electronics Corp., Ltd. Preference Shares	75,341	220,238
Allied Technologies, Ltd.	18,025	132,064
Anglo Platinum, Ltd. (b)	17,365	1,196,678
AngloGold Ashanti, Ltd. (b)	127,453	5,372,967
Aquarius Platinum, Ltd.	130,270	359,803
ArcelorMittal South Africa, Ltd. (b)	46,876	346,303
Aspen Pharmacare Holdings, Ltd. (a)	146,029	1,657,542
Assore, Ltd.	18,223	446,559
Astral Foods, Ltd.	14,860	216,271
Aveng, Ltd.	137,223	589,067
AVI, Ltd.	91,379	367,489
Avusa, Ltd.	64,843	179,468
Barloworld, Ltd.	78,875	592,316
Basil Read Holdings, Ltd.	50,539	84,870
Bidvest Group, Ltd.	99,493	1,852,708
Blue Label Telecoms, Ltd.	90,052	57,017
Business Connexion Group, Ltd.	104,949	68,930
Capital Property Fund	147,464	156,836
Cipla Medpro South Africa, Ltd.	137,874	115,422
City Lodge Hotels, Ltd.	9,242	71,967
Clicks Group, Ltd.	108,345	507,284
Coronation Fund Managers, Ltd.	69,226	172,223
DataTec, Ltd. (b)	101,401	479,564
Discovery Holdings, Ltd.	126,015	620,584
Distribution and Warehousing Network, Ltd. (a)	52,651	30,520
DRDGOLD, Ltd. (b)	167,223	87,365
Emira Property Fund	78,552	114,030
Eqstra Holdings, Ltd.	136,047	121,847
Esorfranki, Ltd. (a)	150,119	30,811
Evraz Highveld Steel and Vanadium, Ltd. (a)(b)	8,014	39,775
Exxaro Resources, Ltd. (b)	63,189	1,340,166
FirstRand, Ltd. (b)	1,302,067	3,174,549
Fountainhead Property Trust	610,013	508,401
Gold Fields, Ltd.	256,756	3,987,829
Grindrod, Ltd. (b)	173,158	323,308
Group Five, Ltd.	37,778	121,477
Growthpoint Properties, Ltd.	436,705	963,683
Harmony Gold Mining Co., Ltd.	130,940	1,553,051
Hudaco Industries, Ltd.	8,571	82,841
Hyprop Investments, Ltd.	82,603	554,858
Illovo Sugar, Ltd.	69,418	217,603
Impala Platinum Holdings, Ltd.	169,900	3,471,293
Imperial Holdings, Ltd.	54,910	718,896
Investec, Ltd.	60,607	333,225
JD Group, Ltd.	50,560	240,250
JSE, Ltd.	26,945	215,316
Kumba Iron Ore, Ltd. (b)	27,982	1,485,857
Lewis Group, Ltd.	30,586	266,326
Liberty Holdings, Ltd.	37,872	376,878
Life Healthcare Group Holdings, Ltd.	288,607	692,878
Massmart Holdings, Ltd. (b)	32,457	559,986
Medi-Clinic Corp., Ltd.	97,416	407,278
Merafe Resources, Ltd.	576,906	70,327
Metorex, Ltd. (a)	246,629	244,816
MMI Holdings, Ltd.	430,418	909,119
Mondi, Ltd.	45,147	329,655
Mpact, Ltd. (a)	62,292	102,359
Mr. Price Group, Ltd. (b)	94,924	794,546
MTN Group, Ltd.	409,759	6,753,625
Murray & Roberts Holdings, Ltd. (b)	100,130	323,840
Nampak, Ltd. (b)	205,283	532,927
Naspers, Ltd.	141,335	6,170,385
Nedbank Group, Ltd.	120,473	2,049,169
Netcare, Ltd. (b)	446,199	724,322
Northam Platinum, Ltd.	123,763	507,885
Omnia Holdings, Ltd. (a)	17,164	162,265

See accompanying notes to financial statements.

SPDR S&P Emerging Middle East & Africa ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

Petmin, Ltd. (a)	197,732	$65,180
Pick n Pay Stores, Ltd. (b)	115,421	524,047
Pick’n Pay Holdings, Ltd.	82,649	157,400
Pioneer Foods, Ltd.	31,447	230,794
Pretoria Portland Cement Co., Ltd. (b)	195,974	566,779
Raubex Group, Ltd.	47,415	77,382
Redefine Properties, Ltd.	908,005	903,589
Remgro, Ltd.	130,145	1,792,770
Resilient Property Income Fund, Ltd.	80,156	325,047
Reunert, Ltd.	60,949	446,175
RMB Holdings, Ltd.	224,998	710,614
RMI Holdings	275,647	428,947
SA Corporate Real Estate Fund	664,660	268,705
Sanlam, Ltd.	511,768	1,721,999
Sappi, Ltd. (a)(b)	191,674	568,649
Sasol, Ltd.	161,756	6,736,966
Shoprite Holdings, Ltd.	161,122	2,274,800
Simmer & Jack Mines, Ltd. (a)	325,367	1,214
Standard Bank Group, Ltd.	332,729	3,840,470
Steinhoff International Holdings, Ltd. (a)(b)	446,951	1,250,936
Sun International, Ltd.	28,550	287,308
Super Group, Ltd. (a)	989,283	103,370
Telkom SA, Ltd. (b)	75,028	298,932
The Foschini Group, Ltd.	66,636	703,901
The Spar Group, Ltd.	61,170	732,677
Tiger Brands, Ltd.	54,034	1,411,494
Tongaat Hulett, Ltd.	30,203	345,645
Truworths International, Ltd.	152,814	1,340,124
Tsogo Sun Holdings Ltd.	71,433	151,501
Village Main Reef, Ltd. (a)	172,369	36,021
Vodacom Group, Ltd. (b)	92,525	1,039,987
Wilson Bayly Holmes-Ovcon, Ltd.	28,058	362,980
Woolworths Holdings, Ltd.	284,610	1,239,113

		92,541,416

TOTAL COMMON STOCKS —
(Cost $123,228,156)		104,135,445

SHORT TERM INVESTMENTS — 6.0%
UNITED STATES — 6.0%
MONEY MARKET FUNDS — 6.0%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	6,142,225	6,142,225
State Street Institutional Liquid Reserves Fund 0.09% (d)(e)	153,489	153,489

TOTAL SHORT TERM INVESTMENTS —
(Cost $6,295,714)		6,295,714

TOTAL INVESTMENTS — 104.8%
(Cost $129,523,870)		110,431,159
OTHER ASSETS & LIABILITIES — (4.8)%		(5,021,503)

NET ASSETS — 100.0%		$105,409,656

(a)	Non-income producing security.
(b)	A portion of the security was on loan at September 30, 2011.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
GDR = Global Depositary Receipt

See accompanying notes to financial statements.

SPDR S&P World ex-US ETF
SCHEDULE OF INVESTMENTS
September 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 98.8%
AUSTRALIA — 7.5%
Abacus Property Group	79,279	$142,545
Alumina, Ltd.	67,428	96,989
Amcor, Ltd.	14,382	96,867
AMP, Ltd.	26,781	102,812
Ansell, Ltd.	17,043	216,327
APA Group	15,778	62,105
Aristocrat Leisure, Ltd. (a)	24,746	50,506
Australia & New Zealand Banking Group, Ltd.	21,322	404,510
BHP Billiton, Ltd.	34,649	1,179,312
Billabong International, Ltd. (a)	14,259	46,010
BlueScope Steel, Ltd. (a)	32,967	23,390
Brambles, Ltd.	22,920	144,125
Bunnings Warehouse Property Trust	30,200	49,897
Commonwealth Bank of Australia	14,050	621,994
Computershare, Ltd.	13,878	100,756
ConnectEast Group	264,536	140,121
CSL, Ltd.	8,086	233,249
CSR, Ltd.	23,253	52,657
DUET Group	121,542	191,365
Envestra, Ltd.	335,769	217,012
Foster’s Group, Ltd.	27,628	141,777
GWA International, Ltd. (a)	56,089	109,026
Harvey Norman Holdings, Ltd. (a)	41,850	87,856
Hills Industries, Ltd.	48,080	47,196
Insurance Australia Group, Ltd.	31,597	92,742
Lend Lease Group	18,396	125,869
Macquarie Group, Ltd.	4,584	101,890
MAp Group	45,426	142,603
National Australia Bank, Ltd.	16,724	363,603
Newcrest Mining, Ltd.	11,596	384,087
Origin Energy, Ltd.	15,789	205,627
OZ Minerals, Ltd.	8,491	77,738
Perpetual, Ltd. (a)	3,637	73,665
QBE Insurance Group, Ltd.	10,943	136,985
Rio Tinto, Ltd.	5,068	304,402
Santos, Ltd.	12,743	140,817
Sonic Healthcare, Ltd. (a)	12,802	141,842
Suncorp Group, Ltd.	19,514	151,346
Tatts Group, Ltd.	58,970	127,808
Toll Holdings, Ltd. (a)	14,016	60,074
Treasury Wine Estates, Ltd. (a)	9,208	34,634
Wesfarmers, Ltd.	13,378	410,736
Westfield Group	16,884	127,174
Westfield Retail Trust	14,371	33,801
Westpac Banking Corp. (a)	22,757	449,871
Woodside Petroleum, Ltd.	7,647	241,395
Woolworths, Ltd.	15,679	378,827
WorleyParsons, Ltd.	4,141	105,848

		8,971,788

AUSTRIA — 0.2%
Erste Group Bank AG	2,748	71,380
OMV AG	2,926	88,409
Voestalpine AG	3,103	91,364

		251,153

BELGIUM — 0.9%
Ageas	38,682	68,196
Ageas VVPR Strip (b)	592	1
Anheuser-Busch InBev NV	7,409	395,390
Bekaert NV (a)	822	34,046
Delhaize Group	2,100	123,719
Dexia SA (a)(b)	15,090	29,296
Gimv NV	2,318	114,264
KBC Groep NV	2,245	52,712
UCB SA (a)	2,823	121,507
Umicore	4,118	151,747

		1,090,878

CANADA — 10.0%
AGF Management, Ltd.	5,547	80,699
Agnico-Eagle Mines, Ltd.	2,346	141,046
Agrium, Inc.	3,138	210,043
ARC Resources, Ltd. (a)	3,112	67,374
Bank of Montreal	5,022	282,751
Bank of Nova Scotia (a)	9,976	504,712
Barrick Gold Corp.	10,034	472,885
BCE, Inc.	2,282	86,042
Bombardier, Inc. (Class B)	24,681	86,924
Brookfield Asset Management, Inc. (Class A)	6,047	168,171
Cameco Corp. (a)	6,607	121,989
Canadian Imperial Bank of Commerce (a)	3,702	260,691
Canadian National Railway Co.	5,768	387,633
Canadian Natural Resources, Ltd. (a)	12,629	372,913
Canadian Oil Sands, Ltd.	5,769	112,883
Canadian Pacific Railway, Ltd. (a)	2,961	143,553
Canadian Western Bank	7,016	172,900
Cenovus Energy, Inc.	6,404	198,318
CGI Group, Inc. (Class A) (b)	12,349	233,577
Crescent Point Energy Corp. (a)	5,924	224,271
Eldorado Gold Corp.	5,498	95,234
Enbridge, Inc.	7,366	236,450
EnCana Corp. (a)	7,853	152,003
Fairfax Financial Holdings, Ltd.	359	138,422
First Quantum Minerals, Ltd.	7,283	97,498
Fortis, Inc.	2,075	65,572
Gildan Activewear, Inc.	4,174	108,951
Goldcorp, Inc.	8,357	385,510
Husky Energy, Inc.	5,757	125,355
IAMGOLD Corp.	7,036	140,646
Imperial Oil, Ltd. (a)	5,012	181,039
Ivanhoe Mines, Ltd. (b)	3,216	44,596
Kinross Gold Corp.	9,133	136,463
Magna International, Inc. (Class A)	4,709	156,583
Manulife Financial Corp. (a)	17,300	198,227
National Bank of Canada (a)	1,556	104,360
New Gold, Inc. (b)	4,980	51,709
Nexen, Inc.	8,226	128,673
Nordion, Inc.	9,185	81,621
Pacific Rubiales Energy Corp.	2,905	61,889
Penn West Petroleum, Ltd. (a)	4,253	63,465
Potash Corp. of Saskatchewan, Inc.	10,478	457,511
Power Corp. of Canada (a)	3,112	68,598
Power Financial Corp.	2,594	63,876

See accompanying notes to financial statements.

SPDR S&P World ex-US ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

Research In Motion, Ltd. (b)	5,382	$110,321
Richelieu Hardware, Ltd.	7,905	188,361
Rogers Communications, Inc. (Class B) (a)	6,268	215,760
Royal Bank of Canada	13,237	610,499
Russel Metals, Inc. (a)	7,762	155,158
Shaw Communications, Inc. (a)	6,787	138,469
Sherritt International Corp. (a)	13,555	56,715
Shoppers Drug Mart Corp. (a)	2,282	89,458
Silver Wheaton Corp. (a)	3,320	98,576
Sino-Forest Corp. (a)(b)(c)	4,520	0
SNC-Lavalin Group, Inc.	1,660	70,140
Sun Life Financial, Inc.	6,434	154,544
Suncor Energy, Inc.	18,118	465,273
Talisman Energy, Inc.	14,330	177,122
Teck Resources, Ltd. (Class B)	6,682	198,270
TELUS Corp. (a)	3,098	145,230
Thomson Reuters Corp. (a)	3,527	96,125
Tim Hortons, Inc.	1,764	82,457
TMX Group, Inc.	3,302	129,729
Toronto-Dominion Bank	7,441	532,627
TransCanada Corp. (a)	7,379	301,236
Valeant Pharmaceuticals International, Inc.	2,801	104,992
Yamana Gold, Inc. (a)	11,187	154,378

		11,949,066

CHINA — 0.5%
Chong Hing Bank, Ltd.	60,000	107,441
Dah Sing Banking Group, Ltd.	106,117	95,965
Dah Sing Financial Holdings, Ltd.	15,468	43,316
Hongkong Land Holdings, Ltd.	31,000	138,880
Sino Land Co., Ltd. (a)	68,043	91,076
Transport International Holdings, Ltd.	52,800	108,520

		585,198

DENMARK — 1.0%
A P Moller — Maersk A/S	28	166,200
Danske Bank A/S (b)	8,338	118,092
DSV A/S	7,606	138,238
FLSmidth & Co. A/S	1,957	99,013
GN Store Nord A/S	17,920	110,859
Novo Nordisk A/S (Class B)	4,631	464,261
SimCorp A/S	558	80,388
Vestas Wind Systems A/S (a)(b)	2,664	43,615

		1,220,666

FINLAND — 1.2%
Amer Sports Oyj (Class A)	1,122	14,286
Elisa Oyj	4,617	95,211
Fortum Oyj	3,743	88,889
Kemira Oyj (a)	6,118	67,926
Kesko Oyj (Class B)	618	19,187
Kone Oyj (Class B)	1,917	92,079
Konecranes OYJ	573	11,678
Lassila & Tikanoja Oyj	6,157	87,152
Metso Oyj	3,057	90,604
Neste Oil Oyj	4,849	42,516
Nokia Oyj	36,044	205,434
Pohjola Bank PLC	7,585	80,753
Sampo Oyj (Class A)	5,067	128,694
Sanoma Oyj (a)	5,101	60,570
Stockmann Oyj Abp (Class B)	3,273	55,331
Stora Enso Oyj	9,949	59,027
Tikkurila Oy	1,528	26,221
UPM-Kymmene Oyj	7,246	82,880
Wartsila Oyj	4,378	105,203
YIT Oyj	4,498	68,376

		1,482,017

FRANCE — 7.3%
Accor SA	2,826	76,402
Air Liquide SA	2,253	265,950
Alcatel-Lucent (b)	33,056	97,395
Alstom SA	2,556	85,306
AXA SA	18,415	244,603
BNP Paribas	8,166	329,238
Bourbon SA (a)	2,488	57,450
Bouygues SA (a)	3,134	104,849
Cap Gemini SA	2,369	79,796
Carrefour SA	6,416	147,547
Casino Guichard-Perrachon SA	1,320	104,031
Compagnie de Saint-Gobain	5,098	197,470
Compagnie Generale de Geophysique-Veritas (b)	3,669	66,432
Compagnie Generale des Etablissements Michelin	2,245	136,178
Credit Agricole SA	10,042	70,466
Danone	6,673	413,636
Edenred	2,826	68,022
EDF SA	2,532	74,093
Essilor International SA	3,493	253,027
France Telecom SA	17,302	285,533
GDF Suez	12,506	376,528
Guyenne et Gascogne SA	1,352	144,937
Hermes International	1,237	374,839
L’Oreal SA	2,427	238,948
Lafarge SA	1,940	67,675
Lagardere SCA	2,574	63,942
LVMH Moet Hennessy Louis Vuitton SA	2,069	276,626
Nexans SA	1,410	82,861
Pernod — Ricard SA	2,613	206,250
Peugeot SA	2,499	54,200
PPR	1,129	147,570
Publicis Groupe SA	3,319	139,872
Renault SA	2,268	76,287
Sanofi-Aventis SA	10,202	675,504
Schneider Electric SA	5,600	304,824
Societe Generale	6,561	176,058
Sodexo	1,920	127,734
Technip SA	2,024	164,375
Total SA (a)	21,569	961,792
Unibail-Rodamco SE	806	145,504
Valeo SA	2,416	103,243
Vallourec SA	1,707	99,627
Veolia Environnement	5,922	87,957
Vinci SA	5,394	234,628

See accompanying notes to financial statements.

SPDR S&P World ex-US ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

Vivendi SA	10,122	$208,260

		8,697,465

GERMANY — 6.4%
Adidas AG	3,210	197,146
Allianz SE	4,340	412,616
BASF SE	8,431	521,308
Bayer AG	7,752	431,116
Bayerische Motoren Werke AG	3,643	244,220
Bilfinger Berger AG	1,737	132,281
Commerzbank AG (b)	22,121	56,362
Daimler AG	9,949	448,913
Deutsche Bank AG	8,529	301,189
Deutsche Boerse AG (b)	2,339	118,468
Deutsche Post AG	9,871	127,473
Deutsche Telekom AG	27,985	331,582
E.ON AG	16,840	369,529
Fresenius Medical Care AG & Co. KGaA	2,887	197,625
Fresenius SE	1,950	174,377
GEA Group AG	5,598	132,679
Henkel AG & Co. KGaA Preference Shares	1,645	88,284
Hochtief AG	1,439	90,956
Infineon Technologies AG	21,567	161,697
K+S AG	2,210	117,361
Lanxess AG	769	37,391
Linde AG	1,504	203,305
MAN SE	1,695	132,789
Merck KGaA	1,336	110,239
Muenchener Rueckversicherungs- Gesellschaft AG	2,161	271,240
Porsche Automobil Holding SE Preference Shares	2,172	105,537
Puma AG Rudolf Dassler Sport (a)	332	97,909
Rheinmetall AG	365	17,341
RWE AG	4,369	162,492
Salzgitter AG	860	41,833
SAP AG	9,166	471,199
Siemens AG	8,519	778,608
ThyssenKrupp AG	4,313	107,315
Volkswagen AG	941	117,656
Volkswagen AG Preference Shares	1,501	201,490
Wincor Nixdorf AG	1,858	84,259

		7,595,785

GREECE — 0.1%
Hellenic Telecommunications Organization SA ADR (a)	19,160	41,960
National Bank of Greece SA ADR (a)(b)	53,222	41,508

		83,468

HONG KONG — 2.2%
Bank of East Asia, Ltd. (a)	42,659	132,338
CLP Holdings, Ltd.	24,500	222,033
Esprit Holdings, Ltd. (a)	25,669	31,490
Giordano International, Ltd.	388,000	257,180
Hang Lung Group, Ltd.	32,000	163,807
Hang Lung Properties, Ltd.	50,000	150,294
Hong Kong Exchanges and Clearing, Ltd. (a)	15,993	235,640
Hopewell Holdings	32,500	93,725
Hysan Development Co., Ltd.	58,527	179,308
Li & Fung, Ltd. (a)	112,000	190,198
New World Development Co., Ltd.	84,161	81,731
Pacific Basin Shipping, Ltd.	142,000	55,634
Sun Hung Kai Properties, Ltd.	17,000	197,521
Swire Pacific, Ltd.	18,000	186,133
The Link REIT	69,572	220,743
Wheelock & Co., Ltd.	55,000	164,263
Wing Hang Bank, Ltd.	12,144	98,902

		2,660,940

IRELAND — 0.6%
Anglo Irish Bank Corp. PLC (b)(d)	5,635	0
C&C Group PLC	83	315
CRH PLC	8,529	133,258
DCC PLC	5,985	150,805
Grafton Group PLC	20,088	71,827
Kingspan Group PLC	12,386	103,864
United Drug PLC	36,323	112,090
Willis Group Holdings PLC (a)	3,962	136,174

		708,333

ISRAEL — 0.6%
Teva Pharmaceutical Industries, Ltd. ADR	17,848	664,303

ITALY — 2.0%
Assicurazioni Generali SpA	11,861	190,012
Atlantia SpA	6,366	92,416
Banca Piccolo Credito Valtellinese Scarl	12,550	37,718
Banca Popolare dell’Etruria e del Lazio Scrl (b)	19,622	39,754
Banca Popolare di Milano Scarl (a)	13,282	33,324
Banco Popolare Societa Cooperativa (a)	29,028	48,684
Davide Campari-Milano SpA	31,167	229,365
Enel SpA	36,616	163,202
ENI SpA	23,561	417,908
Fiat Industrial SpA (b)	9,400	71,447
Fiat SpA (a)	11,044	60,664
Finmeccanica SpA	6,432	45,091
Intesa Sanpaolo SpA	129,504	206,769
Pirelli & C. SpA	16,039	115,560
Prelios SpA (b)	13,051	3,660
Saipem SpA	5,076	180,886
Societa Cattolica di Assicurazioni Scrl	3,607	78,206
Telecom Italia SpA	147,988	162,716
UBI Banca ScPA	9,561	35,944
UniCredit SpA	171,615	184,780

		2,398,106

JAPAN — 19.9%
Advantest Corp. (a)	5,100	56,108
Aeon Co., Ltd. (a)	11,020	149,974
Aoyama Trading Co., Ltd. (a)	8,600	150,511
Asahi Breweries, Ltd. (a)	10,336	221,122
Asahi Kasei Corp. (a)	27,550	167,630

See accompanying notes to financial statements.

SPDR S&P World ex-US ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

Astellas Pharma, Inc. (a)	5,510	$210,235
Bridgestone Corp.	8,265	190,005
Canon, Inc.	10,816	498,142
Casio Computer Co., Ltd. (a)	14,000	89,907
Central Japan Railway Co. (a)	28	245,926
Chubu Electric Power Co., Inc. (a)	8,265	156,765
Chugai Pharmaceutical Co., Ltd. (a)	5,780	98,908
Chuo Mitsui Trust Holdings, Inc. (a)	67,550	226,978
Credit Saison Co., Ltd. (a)	8,600	168,363
Daiichi Sankyo Co., Ltd. (a)	8,265	173,707
Daikin Industries, Ltd. (a)	5,510	159,839
Daito Trust Construction Co., Ltd. (a)	2,755	255,198
Daiwa Securities Group, Inc. (a)	27,550	104,367
Denso Corp. (a)	5,510	179,497
East Japan Railway Co.	2,900	177,206
Eisai Co., Ltd. (a)	2,851	115,586
FANUC Corp. (a)	2,755	387,087
Fast Retailing Co., Ltd.	1,000	181,500
FUJIFILM Holdings Corp. (a)	5,510	129,744
Fujitsu, Ltd. (a)	31,513	150,860
Fukuoka Financial Group, Inc. (a)	27,550	116,877
Furukawa Electric Co., Ltd. (a)	26,550	73,367
Hankyu Hanshin Holdings, Inc.	28,513	122,812
Hitachi, Ltd. (a)	50,475	254,732
Honda Motor Co., Ltd. (a)	13,375	398,925
Hoya Corp. (a)	7,606	177,914
Ibiden Co., Ltd. (a)	3,200	68,832
Isuzu Motors, Ltd. (a)	34,000	148,210
ITOCHU Corp. (a)	27,550	267,351
Japan Digital Laboratory Co., Ltd.	16,720	194,575
Japan Tobacco, Inc. (a)	52	245,226
JFE Holdings, Inc. (a)	5,510	112,731
JSR Corp. (a)	5,600	97,789
JX Holdings, Inc.	55,700	317,955
Kajima Corp. (a)	48,475	161,625
KDDI Corp. (a)	28	194,707
Kintetsu Corp. (a)	49,101	186,008
Kirin Holdings Co., Ltd.	7,000	92,359
Kiyo Holdings, Inc.	82,651	128,673
Komatsu, Ltd. (a)	10,720	236,291
Konica Minolta Holdings, Inc. (a)	13,775	95,610
Kubota Corp. (a)	23,550	192,176
Kurita Water Industries, Ltd. (a)	3,510	99,408
Kyocera Corp. (a)	2,755	233,753
Marubeni Corp. (a)	29,550	168,299
Medipal Holdings Corp.	8,799	89,839
MISUMI Group, Inc. (a)	8,457	190,359
Mitsubishi Corp.	15,938	329,181
Mitsubishi Electric Corp.	27,550	248,407
Mitsubishi Estate Co., Ltd.	7,925	130,370
Mitsubishi Heavy Industries, Ltd. (a)	55,101	235,187
Mitsubishi Motors Corp. (a)(b)	81,613	109,057
Mitsubishi UFJ Financial Group, Inc. (a)	105,824	486,011
Mitsui & Co., Ltd. (a)	23,926	351,999
Mitsui Chemicals, Inc. (a)	27,550	93,287
Mitsui OSK Lines, Ltd. (a)	24,550	95,550
Mizuho Financial Group, Inc. (a)	134,600	199,071
MS&AD Insurance Group Holdings, Inc. (a)	5,799	127,596
Murata Manufacturing Co., Ltd. (a)	2,800	153,477
NGK Insulators, Ltd. (a)	3,000	45,965
Nidec Corp. (a)	2,800	229,216
Nikon Corp. (a)	5,200	124,333
Nintendo Co., Ltd. (a)	300	44,214
Nippon Steel Corp. (a)	55,101	160,127
Nippon Telegraph & Telephone Corp.	3,100	150,013
Nippon Yusen KK (a)	27,550	75,416
Nissan Motor Co., Ltd. (a)	21,941	197,264
Nitto Denko Corp. (a)	4,800	192,423
NKSJ Holdings, Inc. (a)	6,250	140,033
Nomura Holdings, Inc. (a)	35,085	130,180
NTT Data Corp. (a)	29	90,823
NTT DoCoMo, Inc. (a)	187	343,771
Obayashi Corp.	27,550	138,322
Olympus Corp. (a)	3,600	112,885
ORIX Corp. (a)	1,091	86,906
Panasonic Corp. (a)	22,250	217,650
Resona Holdings, Inc.	8,300	40,057
Rohm Co., Ltd. (a)	2,800	147,483
Rohto Pharmaceutical Co., Ltd. (a)	7,701	100,908
Secom Co., Ltd. (a)	2,948	143,422
Seven & I Holdings Co., Ltd. (a)	10,528	298,985
Sharp Corp. (a)	8,000	68,085
Shimizu Corp. (a)	28,513	127,251
Shin-Etsu Chemical Co., Ltd. (a)	5,317	264,194
Softbank Corp. (a)	10,336	307,344
Sony Corp. (a)	10,720	209,588
Stanley Electric Co., Ltd. (a)	5,073	77,859
Sumitomo Chemical Co., Ltd. (a)	27,550	107,584
Sumitomo Corp. (a)	16,375	205,431
Sumitomo Electric Industries, Ltd. (a)	10,720	127,533
Sumitomo Metal Industries, Ltd. (a)	54,101	113,705
Sumitomo Metal Mining Co., Ltd. (a)	5,000	67,268
Sumitomo Mitsui Financial Group, Inc. (a)	8,300	237,543
Sumitomo Realty & Development Co., Ltd. (a)	4,000	78,204
T&D Holdings, Inc. (a)	8,510	81,368
Taisei Corp. (a)	56,438	157,423
Taiyo Yuden Co., Ltd. (a)	6,200	46,009
Takeda Pharmaceutical Co., Ltd. (a)	8,265	394,593
Takeuchi Manufacturing Co., Ltd. (b)	10,700	81,347
TDK Corp. (a)	2,755	97,683
Teijin, Ltd. (a)	31,550	115,018
Terumo Corp. (a)	2,948	155,470
The Akita Bank, Ltd. (a)	27,550	90,785
The Aomori Bank, Ltd.	55,101	192,296
The Awa Bank, Ltd. (a)	27,550	191,578
The Bank of Iwate, Ltd. (a)	2,755	138,858
The Bank of Okinawa, Ltd. (a)	2,755	128,314
The Bank of Yokohama, Ltd. (a)	27,550	139,752
The Chiba Bank, Ltd. (a)	23,550	164,679
The Daisan Bank, Ltd.	82,651	203,732
The Daishi Bank, Ltd.	50,176	173,155
The Eighteenth Bank, Ltd.	51,251	156,253
The Higo Bank, Ltd.	27,550	167,273

See accompanying notes to financial statements.

SPDR S&P World ex-US ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

The Hokkoku Bank, Ltd.	27,550	$103,652
The Hyakugo Bank, Ltd.	27,550	118,306
The Musashino Bank, Ltd.	2,755	99,720
The Nanto Bank, Ltd. (a)	25,550	154,798
The Ogaki Kyoritsu Bank, Ltd.	27,550	96,146
The San-In Godo Bank, Ltd.	22,550	175,239
The Shiga Bank, Ltd. (a)	27,550	191,578
The Shikoku Bank, Ltd. (a)	50,101	207,996
The Toho Bank, Ltd.	55,101	154,409
The Tokyo Electric Power Co., Inc. (a)(b)	11,375	35,418
The Yamagata Bank, Ltd. (a)	35,176	193,952
The Yamanashi Chuo Bank, Ltd.	27,550	127,957
Tokio Marine Holdings, Inc.	8,265	212,737
Tokyo Electron, Ltd. (a)	2,755	127,242
Tokyo Gas Co., Ltd. (a)	29,475	138,045
Tokyu Corp. (a)	27,550	139,394
Toray Industries, Inc. (a)	27,550	195,509
Toshiba Corp. (a)	48,513	201,403
Toyota Motor Corp.	22,588	787,708
USS Co., Ltd. (a)	2,431	208,155
Yamada Denki Co., Ltd. (a)	1,918	135,614

		23,753,310

LUXEMBOURG — 0.4%
APERAM	372	5,480
ArcelorMittal	8,399	136,129
Millicom International Cellular SA (a)	1,562	154,794
Tenaris SA (a)	6,409	81,862
Ternium SA ADR	2,410	50,201

		428,466

NETHERLANDS — 3.2%
Aegon NV (b)	20,352	83,666
Akzo Nobel NV	3,493	156,180
ASML Holding NV	6,648	232,624
European Aeronautic Defence and Space Co. NV	5,663	161,117
Fugro NV	2,230	113,845
Heineken NV	3,493	157,187
ING Groep NV (b)	37,594	268,996
Koninklijke (Royal) KPN NV	14,983	199,037
Koninklijke Ahold NV	15,761	186,428
Koninklijke DSM NV	3,785	166,950
Koninklijke Philips Electronics NV	12,026	218,633
Royal Dutch Shell PLC (Class A)	37,001	1,152,803
SBM Offshore NV	4,879	86,213
TNT Express NV	5,621	39,360
TNT NV	5,915	26,269
Unilever NV (a)	16,572	528,184
Wolters Kluwer NV	5,377	88,195

		3,865,687

NEW ZEALAND — 0.4%
Fisher & Paykel Healthcare Corp., Ltd.	104,952	202,970
Port of Tauranga, Ltd.	42,365	317,685

		520,655

NORWAY — 0.8%
DnB NOR ASA	13,834	139,966
Norsk Hydro ASA	16,765	77,300
Orkla ASA	16,067	123,287
StatoilHydro ASA	11,330	245,088
Storebrand ASA	11,737	59,894
Telenor ASA	9,328	145,060
Yara International ASA	4,147	160,766

		951,361

PORTUGAL — 0.1%
Banco Comercial Portugues SA (a)(b)	63,177	16,529
Mota — Engil SGPS SA	23,840	33,074
Portugal Telecom SGPS SA	14,046	103,650

		153,253

SINGAPORE — 1.3%
Ascendas REIT	104,000	162,014
CapitaLand, Ltd.	52,000	98,565
City Developments, Ltd. (a)	28,000	206,062
Cosco Corp. Singapore, Ltd. (a)	115,000	82,074
Flextronics International, Ltd. (a)(b)	19,826	111,620
Genting Singapore PLC (a)(b)	112,400	132,834
K-Green Trust	4,995	3,431
Keppel Corp., Ltd. (a)	33,975	202,061
SembCorp Industries, Ltd.	62,000	162,720
Singapore Exchange, Ltd. (a)	26,000	132,285
UOL Group, Ltd.	65,000	207,505
Wilmar International, Ltd. (a)	25,000	101,105

		1,602,276

SOUTH KOREA — 3.1%
Hyundai Securities Co., Ltd.	5,720	46,127
KIWOOM Securities Co., Ltd.	2,319	112,205
Korea Electric Power Corp. ADR (b)	19,803	168,326
KT Corp. ADR	20,791	307,291
LG Display Co., Ltd. ADR (a)	17,820	145,233
LG Electronics, Inc.	695	40,648
POSCO ADR (a)	6,606	502,122
Samsung Electronics Co., Ltd. GDR	5,569	1,976,438
SK Innovation Co., Ltd.	906	109,208
SK Telecom Co., Ltd. ADR (a)	24,664	347,022

		3,754,620

SPAIN — 3.0%
Abertis Infraestructuras SA (a)	3,268	50,862
Acciona SA	876	74,810
Acerinox SA (a)	5,313	60,399
ACS, Actividades de Construccion y Servicios SA (a)	3,534	126,078
Banco Bilbao Vizcaya Argentaria SA	33,136	274,754
Banco de Sabadell SA (a)	20,184	72,712
Banco de Valencia SA (a)(b)	14,389	14,962
Banco Popular Espanol SA (a)	17,383	81,163
Banco Santander SA	64,430	538,038
Distribuidora Internacional de Alimentacion SA (b)	6,416	25,584
Ebro Puleva SA	861	14,839
Enagas	8,036	148,898
Faes Farma SA	21,187	38,234
Ferrovial SA	8,383	96,627
Gamesa Corp. Tecnologica SA (a)	6,209	28,183
Gestevision Telecinco SA (a)	9,790	56,350
Iberdrola SA	44,462	302,509

See accompanying notes to financial statements.

SPDR S&P World ex-US ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

Indra Sistemas SA (a)	7,569	$110,084
Industria de Diseno Textil SA	2,005	173,135
NH Hoteles SA (a)(b)	17,887	75,237
Red Electrica Corporacion SA (a)	3,501	160,741
Repsol YPF SA	11,498	308,229
Sacyr Vallehermoso SA (a)	6,916	39,242
Telefonica SA	38,543	745,962

		3,617,632

SWEDEN — 2.3%
Alfa Laval AB	9,346	148,595
Assa Abloy AB (Class B)	8,029	166,818
Atlas Copco AB (Class B)	17,669	279,897
Boliden AB	6,295	65,854
Electrolux AB	6,046	89,525
Hennes & Mauritz AB (Class B)	8,526	256,592
Investor AB	3,109	55,180
Kinnevik Investment AB (Class B)	7,145	133,367
Nordea Bank AB	20,981	171,680
Sandvik AB	12,868	149,885
Scania AB (Class B)	7,788	112,542
Securitas AB (Class B)	11,471	84,343
Skandinaviska Enskilda Banken AB (Class C)	18,605	100,743
Skanska AB (Class B)	9,728	135,831
Tele2 AB (Class B)	7,751	142,421
Telefonaktiebolaget LM Ericsson (Class B)	34,625	336,006
TeliaSonera AB	21,192	140,823
Volvo AB (Class A)	18,815	188,336

		2,758,438

SWITZERLAND — 7.1%
ABB, Ltd. (b)	22,749	394,971
Adecco SA (b)	2,510	99,952
Bachem Holding AG (Class B)	2,351	99,522
Clariant AG (b)	8,635	78,906
Compagnie Financiere Richemont SA	3,234	145,802
Credit Suisse Group AG (b)	10,025	264,890
Geberit AG (b)	831	154,343
Holcim, Ltd. (b)	2,961	158,759
Julius Baer Group, Ltd. (b)	2,504	84,634
Kuehne & Nagel International AG	1,540	174,295
Lonza Group AG (b)	1,394	84,410
Nestle SA	32,956	1,817,787
Nobel Biocare Holding AG (b)	3,528	35,463
Novartis AG	25,994	1,453,810
PSP Swiss Property AG (b)	2,676	240,702
Roche Holding AG	7,179	1,162,646
SGS SA	106	162,215
STMicroelectronics NV (a)	18,084	119,133
Sulzer AG	1,027	106,623
Swiss Life Holding AG (b)	710	78,872
Syngenta AG (b)	1,164	305,641
The Swatch Group AG	641	213,337
UBS AG (b)	34,364	398,763
Wolseley PLC	5,095	127,547
Xstrata PLC	19,931	254,846
Zurich Financial Services AG (b)	1,414	297,340

		8,515,209

UNITED KINGDOM — 16.7%
3i Group PLC	17,310	50,614
AMEC PLC	9,102	115,631
Anglo American PLC	13,472	467,793
AstraZeneca PLC	12,477	557,444
Aviva PLC	28,271	134,500
BAE Systems PLC	36,489	151,940
Balfour Beatty PLC	25,306	100,762
Barclays PLC	111,684	280,719
Barratt Developments PLC (b)	15,519	18,966
BG Group PLC	36,758	710,903
BHP Billiton PLC	22,642	613,022
BP PLC	189,747	1,148,359
British American Tobacco PLC	16,234	690,019
British Land Co. PLC	14,089	104,472
British Sky Broadcasting Group PLC	16,796	173,734
BT Group PLC	78,699	212,951
Burberry Group PLC	4,574	83,652
Cable & Wireless Communications PLC	37,703	21,878
Cable & Wireless Worldwide PLC	37,703	18,207
Cairn Energy PLC (b)	21,672	94,766
Capita Group PLC	16,252	178,867
Carnival PLC	3,680	115,514
Centrica PLC	50,461	234,016
Compass Group PLC	28,910	234,638
Diageo PLC	22,503	431,880
Experian PLC	18,018	203,496
FirstGroup PLC	12,770	63,817
G4S PLC	29,890	124,322
GlaxoSmithKline PLC	52,156	1,083,044
Hays PLC	57,390	61,911
HSBC Holdings PLC	165,575	1,281,668
ICAP PLC	13,312	85,521
Imperial Tobacco Group PLC	10,813	366,199
Informa PLC	18,665	95,254
Intercontinental Hotels Group PLC	9,992	163,594
International Power PLC (a)	23,401	111,841
Invensys PLC	18,364	64,510
J Sainsbury PLC	20,226	86,584
Kingfisher PLC	38,334	148,396
Land Securities Group PLC	10,562	105,631
Legal & General Group PLC	80,295	120,893
Lloyds Banking Group PLC (b)	332,370	180,519
Lonmin PLC	2,802	45,876
Man Group PLC	22,797	59,840
Marks & Spencer Group PLC	23,974	117,493
Mondi PLC	12,465	91,983
National Grid PLC	41,471	412,493
Next PLC	3,850	151,857
Old Mutual PLC	70,295	114,981
Pearson PLC	11,911	211,341
Persimmon PLC	10,675	75,747
Prudential PLC	27,548	239,247
Randgold Resources, Ltd.	1,721	168,633
Reckitt Benckiser Group PLC	7,220	368,125
Rentokil Initial PLC (b)	57,461	64,136

See accompanying notes to financial statements.

SPDR S&P World ex-US ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

Resolution, Ltd.	17,856	$68,817
Rio Tinto PLC	13,682	615,650
Rolls-Royce Holdings PLC (b)	23,471	217,551
Royal Bank of Scotland Group PLC (b)	195,456	71,523
Royal Dutch Shell PLC (Class B)	26,342	825,636
RSA Insurance Group PLC	50,928	88,221
SABMiller PLC	9,882	324,432
Scottish & Southern Energy PLC	10,355	208,897
Serco Group PLC	17,111	136,076
Shire PLC	8,883	278,143
Smith & Nephew PLC	17,323	157,057
Smiths Group PLC	8,140	126,742
Standard Chartered PLC	17,181	344,460
Standard Life PLC	35,877	111,778
Tate & Lyle PLC	14,796	144,288
Tesco PLC	78,526	462,399
The Sage Group PLC	29,811	119,071
Tullow Oil PLC	12,443	253,733
Unilever PLC	14,760	464,691
Vodafone Group PLC	465,225	1,204,859
William Hill PLC	9,771	34,430
William Morrison Supermarkets PLC	36,021	163,010
WPP PLC	16,243	152,073

		19,987,736

TOTAL COMMON STOCKS —
(Cost $126,703,214)		118,267,809

WARRANT — 0.0% (e)
SPAIN — 0.0% (e)
Banco Bilbao Vizcaya Argentaria SA (expiring 10/11/20) (a)(b) (Cost $4,523)	33,136	4,890

SHORT TERM INVESTMENTS — 11.5%
UNITED STATES — 11.5%
MONEY MARKET FUNDS — 11.5%
State Street Navigator Securities Lending Prime Portfolio (f)(g)	13,616,714	13,616,714
State Street Institutional Liquid Reserves Fund 0.09% (g)(h)	149,788	149,788

TOTAL SHORT TERM INVESTMENTS —
(Cost $13,766,502)		13,766,502

TOTAL INVESTMENTS — 110.3%
(Cost $140,474,239)		132,039,201
OTHER ASSETS & LIABILITIES — (10.3)%		(12,360,085)

NET ASSETS — 100.0%		$119,679,116

(a)	A portion of the security was on loan at September 30, 2011.
(b)	Non-income producing security.
(c)	Security is valued at fair value as determined in good faith by the Trust’s Pricing and Investment Committee in accordance with procedures approved by the Board of Trustees. Security value is determined based on Level 3 inputs. (Note 2)
(d)	Security is valued at fair value as determined in good faith by the Trust’s Pricing and Investment Committee in accordance with procedures approved by the Board of Trustees. Security value is determined based on Level 2 inputs. (Note 2)
(e)	Amount shown represents less than 0.05% of net assets.
(f)	Investments of cash collateral for securities loaned.
(g)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(h)	The rate shown is the annualized seven-day yield at period end.
ADR = American Depositary Receipt
CLP = Chilean Peso
GDR = Global Depositary Receipt
PLC = Public Limited Company

See accompanying notes to financial statements.

SPDR S&P International Small Cap ETF
SCHEDULE OF INVESTMENTS
September 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 99.3%
AUSTRALIA — 9.1%
Adelaide Brighton, Ltd. (a)	762,952	$1,957,595
AET&D Holdings No 1 Pty, Ltd. (b)	110,316	0
Ansell, Ltd.	64,966	824,615
Aristocrat Leisure, Ltd. (a)	325,374	664,085
Aurora Oil & Gas, Ltd. (c)	294,099	640,270
Ausenco, Ltd. (a)	160,804	348,517
Austar United Communications, Ltd. (a)(c)	1,150,016	1,296,533
AWE, Ltd. (c)	1,271,259	1,278,781
Bank of Queensland, Ltd. (a)	128,858	900,455
Bathurst Resources, Ltd. (a)(c)	540,397	333,510
Beach Energy, Ltd.	1,983,291	2,101,042
Billabong International, Ltd. (a)	120,776	389,709
BlueScope Steel, Ltd. (a)	1,091,680	774,533
Boart Longyear Group (a)	281,920	717,875
Bradken, Ltd.	91,553	587,271
carsales.com, Ltd.	178,337	823,298
Centamin Egypt, Ltd. (c)	525,363	770,943
Charter Hall Office REIT	260,691	853,842
Charter Hall Retail REIT	229,101	696,936
Coal of Africa, Ltd. (c)	332,145	267,934
Coalspur Mines, Ltd. (c)	310,555	416,523
Consolidated Media Holdings, Ltd. (a)	164,751	384,292
CSR, Ltd.	331,906	751,610
Dart Energy, Ltd. (c)	734,304	374,677
David Jones, Ltd. (a)	295,238	866,565
Downer EDI, Ltd. (c)	254,263	709,230
DUET Group	439,616	692,166
Eastern Star Gas, Ltd. (c)	613,252	461,915
Energy World Corp., Ltd. (c)	643,711	322,196
FKP Property Group (a)	787,003	344,200
Fleetwood Corp., Ltd.	267,336	2,943,806
Gloucester Coal, Ltd. (c)	55,765	365,837
Goodman Fielder, Ltd. (c)(d)	269,703	122,284
Goodman Fielder, Ltd. (a)(b)(d)	1,326,249	618,711
GrainCorp, Ltd.	122,972	860,519
Gryphon Minerals, Ltd. (c)	236,985	299,424
Independence Group NL	135,047	567,010
Infigen Energy (a)	912,549	203,989
ING Office Fund	1,713,438	1,015,828
Intrepid Mines, Ltd. (c)	397,228	359,041
Invocare, Ltd.	600,901	4,029,710
IOOF Holdings, Ltd. (a)	473,593	2,503,952
JB Hi-Fi, Ltd. (a)	191,448	2,828,240
Karoon Gas Australia, Ltd. (c)	148,102	410,230
Kingsgate Consolidated, Ltd.	79,867	557,331
Linc Energy, Ltd. (c)	235,121	438,747
Medusa Mining, Ltd.	115,044	761,435
Mirabela Nickel, Ltd. (a)(c)	348,634	455,736
Monadelphous Group, Ltd. (a)	165,554	2,799,695
Mount Gibson Iron, Ltd.	578,984	754,038
Myer Holdings, Ltd. (a)	347,789	689,553
Nufarm, Ltd. (a)(c)	137,288	571,081
Oakton, Ltd.	268,694	459,613
Pacific Brands, Ltd.	1,431,741	932,311
Paladin Energy, Ltd. (a)(c)	434,266	512,807
PaperlinX, Ltd. (a)(c)	769,835	54,619
Perpetual, Ltd. (a)	24,795	502,208
Perseus Mining, Ltd. (c)	247,045	732,315
Platinum Australia, Ltd. (a)(c)	707,608	110,036
Primary Health Care, Ltd. (a)	253,771	742,387
Programmed Maintenance Services, Ltd.	264,365	521,581
Regis Resources, Ltd. (c)	274,209	695,575
Resolute Mining, Ltd. (a)(c)	363,359	535,020
Roc Oil Co., Ltd. (c)	1,186,372	357,441
SAI Global, Ltd.	1,022,361	4,709,821
Seek, Ltd. (a)	184,492	953,918
Sigma Pharmaceuticals, Ltd. (c)	1,911,743	1,207,715
Silex Systems, Ltd. (c)	29,788	74,983
Southern Cross Media Group Ltd. (a)	453,331	422,969
Spark Infrastructure Group (e)	1,900,790	2,299,986
Spotless Group, Ltd.	482,050	840,966
St Barbara, Ltd. (c)	232,287	462,808
STW Communications Group, Ltd.	924,978	809,088
Sundance Resources, Ltd. (c)	1,469,164	613,989
Transfield Services, Ltd. (a)	313,188	576,814
Western Areas NL (a)	112,757	473,423
White Energy Co., Ltd. (a)(c)	185,338	266,592
WHK Group, Ltd.	1,027,299	818,714

		66,395,014

AUSTRIA — 0.6%
Atrium European Real Estate, Ltd.	121,033	584,604
BWT AG	40,802	835,120
Intercell AG (a)(c)	80,033	220,237
Schoeller-Bleckmann Oilfield Equipment AG (a)	30,278	2,102,698
Wienerberger AG	74,591	883,195

		4,625,854

BELGIUM — 1.0%
AGFA-Gevaert NV (c)(d)	185,368	487,468
AGFA-Gevaert NV (a)(c)(d)	42,353	114
Barco NV	45,963	2,124,482
EVS Broadcast Equipment SA	23,335	1,222,600
KBC Ancora (c)	28,706	241,488
Nyrstar (c)	84,643	752,712
RHJ International (c)	215,694	1,119,965
Tessenderlo Chemie NV (d)	48,501	1,337,917
Tessenderlo Chemie NV (c)(d)	1,969	476

		7,287,222

BERMUDA — 0.5%
Archer, Ltd. (c)	106,745	395,089
BW Offshore, Ltd.	129,455	228,217
Golden Ocean Group, Ltd.	425,966	293,264
Johnson Electric Holdings, Ltd. (a)	1,134,000	573,937
Lancashire Holdings, Ltd.	65,799	709,312
Ship Finance International, Ltd. (a)	40,485	526,305
SmarTone Telecommunications Holding, Ltd. (a)	271,500	412,930
Trinity, Ltd.	704,000	562,495

		3,701,549

CANADA — 9.9%
Advantage Oil & Gas, Ltd. (c)	157,333	596,387
Angle Energy, Inc. (c)	79,787	496,922

See accompanying notes to financial statements.

SPDR S&P International Small Cap ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

Anvil Mining, Ltd. (c)	184,197	$1,354,013
Argonaut Gold, Inc. (c)	79,464	398,826
AuRico Gold, Inc. (c)	132,714	1,259,576
Aurizon Mines, Ltd. (c)	105,264	540,437
Avion Gold Corp. (c)	287,710	554,961
B2Gold Corp. (c)	184,472	690,409
Bankers Petroleum, Ltd. (a)(c)	148,301	498,108
Banro Corp. (c)	120,235	475,379
Birchcliff Energy, Ltd. (a)(c)	74,590	728,685
BlackPearl Resources, Inc. (c)	185,074	662,469
Calfrac Well Services, Ltd.	20,660	485,546
Capstone Mining Corp. (c)	196,927	457,332
Celestica, Inc. (c)	129,206	943,580
China Gold International Resources Corp., Ltd. (c)	97,298	267,977
Cineplex, Inc.	35,870	905,313
Colossus Minerals, Inc. (c)	89,640	480,867
Copper Mountain Mining Corp. (c)	82,119	326,254
Corus Entertainment, Inc. (Class B)	180,294	3,417,117
Cott Corp. (c)	89,131	614,991
Crew Energy, Inc. (c)	79,368	706,813
Daylight Energy, Ltd. (a)	142,462	724,580
Denison Mines Corp. (c)	268,290	288,359
Dundee Capital Markets, Inc. (a)(c)	105,899	79,268
Dundee Corp. (Class A) (c)	110,700	2,411,487
Eastern Platinum, Ltd. (c)	612,532	411,470
Endeavour Silver Corp. (c)	55,356	501,474
Exeter Resource Corp. (c)	78,432	289,025
Extorre Gold Mines, Ltd. (c)	59,006	347,111
FirstService Corp. (c)	80,301	2,089,113
Fortuna Silver Mines, Inc. (c)	86,806	433,176
Freehold Royalties, Ltd. (a)	103,107	1,618,762
GMP Capital, Inc.	120,597	841,361
Golden Star Resources, Ltd. (c)	433,648	819,813
Gran Tierra Energy, Inc. (c)	179,887	857,961
Grande Cache Coal Corp. (c)	64,765	258,550
Great Basin Gold, Ltd. (c)	313,727	532,889
Great Canadian Gaming Corp. (a)(c)	144,596	1,062,910
Guardian Capital Group, Ltd.	347,998	3,262,742
Guyana Goldfields, Inc. (c)	57,243	431,774
Harry Winston Diamond Corp. (c)	54,232	554,784
Home Capital Group, Inc.	66,936	2,800,643
Ivanhoe Energy, Inc. (a)(c)	101,167	109,706
Jaguar Mining, Inc. (a)(c)	61,366	288,559
Just Energy Group, Inc.	45,356	436,128
Keegan Resources, Inc. (c)	60,596	307,036
Kirkland Lake Gold, Inc. (c)	50,068	816,329
Lake Shore Gold Corp. (c)	256,854	391,918
Legacy Oil + Gas, Inc. (c)	85,767	666,679
Linamar Corp.	92,021	1,206,283
Lions Gate Entertainment Corp. (a)(c)	80,591	556,078
MAG Silver Corp. (c)	61,632	484,989
Major Drilling Group International, Inc.	118,144	1,172,313
Martinrea International, Inc. (c)	121,051	774,829
Mercator Minerals, Ltd. (c)	209,651	281,667
Minefinders Corp. (c)	49,600	688,750
Minera Andes, Inc. (c)	151,850	271,044
Mullen Group, Ltd. (a)	50,589	912,694
NAL Energy Corp.	100,277	740,975
Neo Material Technologies, Inc. (c)	73,414	449,481
Nevsun Resources, Ltd.	123,453	625,528
North American Palladium, Ltd. (c)	121,232	311,791
Northern Dynasty Minerals, Ltd. (c)	67,583	363,841
Northgate Minerals Corp. (c)	175,056	591,332
NuVista Energy, Ltd.	172,292	945,742
OceanaGold Corp. (c)	189,351	432,470
Oilsands Quest, Inc. (a)(c)	932,132	195,748
Open Range Energy Corp. (c)	45,923	387,815
Pace Oil and Gas, Ltd. (c)	62,088	269,313
Pason Systems, Inc.	48,543	620,501
Polymet Mining Corp. (a)(c)	241,537	299,009
Premier Gold Mines, Ltd. (c)	84,474	447,480
Pretium Resources, Inc. (c)	49,980	478,672
Queenston Mining, Inc. (c)	75,188	346,339
Questerre Energy Corp. (c)	163,126	112,711
Rubicon Minerals Corp. (c)	151,171	529,508
Russel Metals, Inc. (a)	102,424	2,047,399
Sabina Gold & Silver Corp. (c)	90,233	254,580
Savanna Energy Services Corp. (c)	130,733	920,858
Seabridge Gold, Inc. (c)	25,396	581,009
ShawCor, Ltd. (Class A)	35,320	824,659
Sherritt International Corp. (a)	188,762	789,792
Silvercorp Metals, Inc. (a)	105,531	839,549
Stantec, Inc. (c)	87,741	1,966,079
Tanzanian Royalty Exploration Corp. (a)(c)	85,339	315,297
Tesco Corp. (a)(c)	33,738	391,361
Thompson Creek Metals Co., Inc. (a)(c)	112,931	688,174
TMX Group, Inc.	23,782	934,346
Torex Gold Resources, Inc. (c)	269,125	335,744
Transcontinental, Inc. (Class A) (a)	48,046	503,491
TransGlobe Energy Corp. (c)	61,159	495,352
Uni-Select, Inc.	109,992	2,765,501
WestJet Airlines, Ltd.	114,370	1,408,154
Westport Innovations, Inc. (a)(c)	28,337	826,411
Wi-Lan, Inc.	83,258	489,776

		72,370,004

CHINA — 2.0%
Allied Properties HK, Ltd.	5,144,791	693,925
Cafe de Coral Holdings, Ltd. (a)	1,563,867	3,728,491
China Gas Holdings, Ltd. (a)	2,962,000	768,585
Chow Sang Sang Holding International, Ltd.	939	2,053
Daphne International Holdings, Ltd. (a)	658,000	590,824
Far East Consortium International, Ltd.	4,337,265	696,436
G-Resources Group, Ltd. (c)	11,358,000	554,422
Hi Sun Technology China, Ltd. (a)(c)	1,458,000	310,900
HKR International, Ltd.	3,259,979	1,122,290
K Wah International Holdings, Ltd. (a)	3,158,814	633,000
Midland Holdings, Ltd. (a)	955,790	399,026
Road King Infrastructure, Ltd. (a)	1,440,544	764,244
Shun Tak Holdings, Ltd. (a)	968,000	353,142
Techtronic Industries Co., Ltd. (a)	1,781,500	1,210,589
Texwinca Holdings, Ltd.	2,476,050	2,560,417

See accompanying notes to financial statements.

SPDR S&P International Small Cap ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

Xinyi Glass Holdings Co., Ltd. (a)	1,618	$684

		14,389,028

CYPRUS — 0.0% (f)
Ocean Rig UDW, Inc. (c)	1,920	29,088

DENMARK — 1.1%
Amagerbanken A/S (b)(c)	308,573	0
Bang & Olufsen A/S (c)	40,178	441,907
D/S Norden A/S	17,917	497,183
East Asiatic Co., Ltd. A/S (a)	43,602	892,308
Genmab A/S (c)	48,999	286,338
GN Store Nord A/S	244,956	1,515,378
IC Companys A/S (a)	32,226	790,238
Jyske Bank A/S (c)	34,134	1,019,816
NeuroSearch A/S (a)(c)	40,402	161,722
NKT Holding A/S	13,603	494,467
SimCorp A/S	10,435	1,503,320
Sydbank A/S	35,747	637,775

		8,240,452

FINLAND — 1.9%
Amer Sports Oyj (Class A)	203,312	2,588,718
Atria PLC	73,838	530,016
Citycon Oyj	316,682	1,087,724
Cramo Oyj	90,141	770,402
HKScan Oyj	154,152	955,535
Lassila & Tikanoja Oyj	99,589	1,409,676
Outokumpu Oyj (a)	50,484	335,963
Outotec Oyj	20,890	756,759
Poyry Oyj	105,184	831,228
Talvivaara Mining Co. PLC (a)(c)	101,786	405,875
Tieto Oyj	86,520	1,099,895
Vacon Oyj	51,309	2,401,184
Vaisala Oyj (Class A)	43,622	1,009,017

		14,181,992

FRANCE — 2.4%
Canal +	47,434	281,108
Carbone Lorraine SA	43,316	1,731,599
Club Mediterranee SA (c)	42,100	732,900
GL Events SA	39,400	1,067,832
Groupe Steria SCA	41,645	706,261
IMS International Metal Service (c)	48,430	609,954
IPSOS (a)	95,244	3,095,686
Rubis	79,867	4,074,131
Saft Groupe SA	56,677	1,536,080
Sequana (a)	100,191	618,226
Societe de la Tour Eiffel	17,025	975,601
SOITEC (a)(c)	164,365	896,669
Teleperformance	26,248	562,943
UbiSoft Entertainment SA (c)	75,950	415,964

		17,304,954

GERMANY — 2.6%
Aareal Bank AG (c)	28,991	456,459
Demag Cranes AG (a)	1,059	82,893
Deutsche Wohnen AG	179,454	2,407,735
Dialog Semiconductor PLC (c)	44,450	768,145
DIC Asset AG	67,039	517,191
Freenet AG (a)	63,764	753,116
Gerresheimer AG	29,628	1,252,185
Gildemeister AG (a)(c)	92,258	1,188,065
Indus Holding AG	84,081	2,132,137
Jenoptik AG (c)	186,919	1,170,684
Kloeckner & Co. SE	56,090	701,385
Kontron AG	105,703	772,645
KUKA AG (c)	63,373	1,146,597
Leoni AG	53,642	1,745,668
MLP AG	77,804	499,817
Nordex SE (a)(c)	48,977	244,582
Patrizia Immobilien AG (c)	116,913	553,723
Solar Millennium AG (a)(c)	26,856	107,630
Solarworld AG (a)	63,309	265,867
TUI AG (c)	113,548	590,651
Wincor Nixdorf AG	20,188	915,515
Wirecard AG	61,121	944,710

		19,217,400

GIBRALTAR — 0.1%
PartyGaming PLC	414,177	797,473

GREECE — 0.5%
Alpha Bank AE (c)	317,392	566,374
Diana Containerships, Inc.	1,081	4,951
Diana Shipping, Inc. (a)(c)	107,765	799,616
DryShips, Inc. (a)(c)	245,650	574,821
EFG Eurobank Ergasias (c)	208,861	260,613
Ellaktor SA	151,558	296,884
Fourlis Holdings SA (c)	64,881	253,318
Hellenic Exchanges SA	104,783	411,921
Marfin Investment Group SA (c)	518,140	166,845
Titan Cement Co. SA	33,267	450,360
TT Hellenic Postbank SA (c)	148,289	153,199

		3,938,902

HONG KONG — 1.1%
Ajisen China Holdings, Ltd. (a)	405,000	468,223
Champion REIT	189	73
China Grand Forestry Green Resources Group, Ltd. (a)(b)(c)	15,892,946	291,941
China Mining Resources Group, Ltd. (c)	21,388,000	324,196
China Oil and Gas Group, Ltd. (a)(c)	4,600,000	245,223
China Precious Metal Resources Holdings Co., Ltd. (c)	2,664,000	520,155
Emperor Watch & Jewellery, Ltd. (a)	2,290,000	279,457
Giordano International, Ltd. (a)	3,586,000	2,376,924
Hutchison Telecommunications Hong Kong Holdings, Ltd. (a)	1,454,000	513,632
Kingdee International Software Group Co., Ltd. (a)	1,456,000	549,875
Mongolia Energy Co., Ltd. (c)	3,674,467	240,724
Pacific Basin Shipping, Ltd. (a)	1,855,000	726,774
Peace Mark (Holdings), Ltd. (b)	504,228	0
Sino Union Energy Investment Group, Ltd. (c)	5,280,000	420,515
Skyworth Digital Holdings, Ltd. (a)	1,511,764	534,038
Xingda International Holdings, Ltd. (a)	801,000	393,053

		7,884,803

IRELAND — 1.1%
C&C Group PLC	333,335	1,265,677

See accompanying notes to financial statements.

SPDR S&P International Small Cap ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

Glanbia PLC	55,599	$331,957
Kenmare Resources PLC (c)	1,314,101	696,016
Kingspan Group PLC	149,379	1,252,636
Paddy Power PLC (d)	69,199	3,574,506
Paddy Power PLC (d)	13,145	684,655
Smurfit Kappa Group PLC (c)	77,258	466,457

		8,271,904

ISRAEL — 0.8%
Clal Insurance Enterprise Holdings, Ltd.	23,722	347,569
Israel Discount Bank, Ltd. (Class A) (c)	501,265	757,004
Migdal Insurance & Financial Holding, Ltd.	297,358	384,676
NICE Systems, Ltd. (c)	45,993	1,440,612
Oil Refineries, Ltd. (c)	1,029,794	507,423
Osem Investments, Ltd.	35,079	503,972
Partner Communications Co., Ltd.	72,992	703,772
Paz Oil Co., Ltd.	5,657	718,557
Shufersal, Ltd.	66,334	269,258
Strauss Group, Ltd.	34,964	452,497

		6,085,340

ITALY — 1.6%
Amplifon SpA	352,002	1,740,828
Astaldi SpA	271,411	1,522,156
Banca Popolare dell’Etruria e del Lazio Scrl (c)	267,099	541,134
Banca Popolare di Milano Scarl (a)	263,274	660,549
Digital Multimedia Technologies SpA (c)	36,193	766,279
Esprinet SpA	118,822	498,677
IMMSI SpA	892,464	700,490
Interpump Group SpA (a)	374,551	2,140,800
Saras SpA (a)(c)	309,349	422,109
Sorin SpA (c)	1,166,769	2,570,476

		11,563,498

JAPAN — 33.2%
Alps Electric Co., Ltd. (a)	222,436	1,734,354
Anritsu Corp. (a)	64,000	716,554
Asahi Holdings, Inc. (a)	57,310	1,224,566
Bank of the Ryukyus, Ltd. (a)	171,100	2,348,518
Best Denki Co., Ltd. (c)	287,269	827,371
Calbee, Inc.	17,500	874,092
Capcom Co., Ltd. (a)	26,300	664,665
Casio Computer Co., Ltd. (a)	122,900	789,251
Central Glass Co., Ltd. (a)	633,145	3,121,369
COMSYS Holdings Corp.	256,350	2,564,165
Daifuku Co., Ltd. (a)	148,500	807,233
Daihen Corp.	297,000	1,144,382
DAIICHI CHUO KISEN KAISHA (a)(c)	382,834	491,704
Dainippon Screen Manufacturing Co., Ltd. (a)	300,000	1,875,973
Daiwa Office Investment Corp.	356	928,334
DCM Japan Holdings Co., Ltd.	210,133	1,853,794
DIC Corp.	330,000	607,940
Doutor Nichires Holdings Co., Ltd.	205,132	2,608,061
DTS Corp.	110,882	1,392,498
eAccess, Ltd. (a)	1,554	399,387
Ebara Corp. (a)	159,000	639,465
EDION Corp. (a)	123,100	1,041,271
Elpida Memory, Inc. (a)(c)	150,100	965,874
FCC Co., Ltd. (a)	122,848	2,578,724
Frontier Real Estate Investment Corp.	86	762,039
Fukuoka REIT Corp.	356	2,318,526
Furukawa Co., Ltd. (a)(c)	881,387	869,038
Glory, Ltd.	89,600	2,121,432
H2O Retailing Corp. (a)	297,000	2,388,947
Hanwa Co., Ltd. (a)	507,000	2,315,309
Haseko Corp. (c)	835,500	531,130
Heiwa Real Estate Co., Ltd.	409,000	886,131
Hitachi Kokusai Electric, Inc. (a)	220,372	1,432,361
Hitachi Zosen Corp. (a)	1,004,000	1,510,950
Horiba, Ltd. (a)	62,313	1,913,530
Hosiden Corp. (a)	141,200	1,011,188
Iino Kaiun Kaisha, Ltd. (a)	173,800	928,978
IT Holdings Corp.	116,408	1,135,688
Izumiya Co., Ltd.	306,000	1,429,165
Japan Airport Terminal Co., Ltd. (a)	117,800	1,780,449
Japan Aviation Electronics Industry, Ltd. (a)	209,000	1,418,098
Japan Excellent, Inc.	303	1,358,154
Japan Logistics Fund, Inc. (a)	303	2,649,481
Japan Prime Realty Investment Corp.	347	894,061
Juki Corp. (a)	200,332	387,253
Kanematsu Corp. (a)(c)	930,698	808,988
Katakura Industries Co., Ltd.	118,774	1,231,194
Kawasaki Kisen Kaisha, Ltd. (a)	386,000	816,269
Kayaba Industry Co., Ltd. (a)	361,832	2,060,771
Kitz Corp. (a)	214,300	1,092,630
Kiyo Holdings, Inc.	1,435,000	2,234,043
Komori Corp. (a)	137,436	916,478
Kurabo Industries, Ltd.	875,000	1,759,536
Kyowa Exeo Corp. (a)	167,800	1,619,657
Makino Milling Machine Co., Ltd. (a)	219,000	1,309,795
Marudai Food Co., Ltd.	651,656	2,409,470
Maruha Nichiro Holdings, Inc. (a)	936,485	1,858,877
Marusan Securities Co., Ltd. (a)	204,298	848,149
Meidensha Corp. (a)	77,000	291,697
Mirait Holdings Corp.	114,200	914,133
Mitsui Mining & Smelting Co., Ltd.	835,000	2,188,246
Mitsui-Soko Co., Ltd.	354,000	1,382,382
Mitsumi Electric Co., Ltd. (a)	54,200	368,459
Nakanishi, Inc.	8,483	773,683
NET One Systems Co., Ltd. (a)	1,164	3,094,235
Neturen Co., Ltd.	262,403	2,253,643
Nichi-iko Pharmaceutical Co., Ltd. (a)	21,700	582,758
Nihon Dempa Kogyo Co., Ltd. (a)	30,500	343,461
Nihon Kohden Corp.	85,600	2,326,570
Nikkiso Co., Ltd. (a)	284,000	2,538,609
Nippon Accommodations Fund, Inc.	307	2,170,667
Nippon Carbon Co., Ltd.	285,712	911,847
Nippon Konpo Unyu Soko Co., Ltd.	280,900	3,534,938
Nippon Light Metal Co., Ltd. (a)	1,782,000	2,982,330
Nippon Seiki Co., Ltd.	81,000	893,228
Nippon Shinyaku Co., Ltd.	273,000	3,538,233

See accompanying notes to financial statements.

SPDR S&P International Small Cap ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

Nippon Soda Co., Ltd.	310,000	$1,423,716
Nippon Suisan Kaisha, Ltd. (a)	500,899	1,910,538
Nippon Thompson Co., Ltd. (a)	278,000	1,687,909
Nishimatsu Construction Co., Ltd.	843,000	1,334,276
Nishimatsuya Chain Co., Ltd. (a)	145,293	1,176,217
Nissan Chemical Industries, Ltd. (a)	88,600	840,252
Nissha Printing Co., Ltd. (a)	25,800	301,915
Nisshin Steel Co., Ltd. (a)	399,000	724,702
Nitto Boseki Co., Ltd. (a)	639,153	1,981,805
NOF Corp. (a)	556,000	2,935,807
Nomura Real Estate Office Fund, Inc.	132	808,303
NSD Co., Ltd. (a)	115,908	956,376
Okasan Securities Group, Inc.	312,682	1,066,883
Oki Electric Industry Co., Ltd. (c)	1,735,000	1,598,145
Orix JREIT, Inc.	510	2,348,858
Osaka Securities Exchange Co., Ltd. (a)	348	1,611,780
OSG Corp. (a)	180,600	2,207,125
Park24 Co., Ltd. (a)	232,213	2,895,131
Pioneer Corp. (a)(c)	142,100	606,524
Point, Inc.	29,860	1,522,442
Premier Investment Corp. (a)	585	2,295,829
Rengo Co., Ltd. (a)	257,000	1,980,514
Rohto Pharmaceutical Co., Ltd. (a)	234,000	3,066,165
Ryohin Keikaku Co., Ltd. (a)	36,403	2,026,062
Sakai Chemical Industry Co., Ltd.	374,565	1,695,942
Sanden Corp. (a)	507,000	1,795,680
Sankyu, Inc.	323,000	1,537,896
Sanyo Shokai, Ltd. (a)	253,000	600,662
Sanyo Special Steel Co., Ltd. (a)	269,937	1,533,892
Sapporo Holdings, Ltd. (a)	215,000	808,900
Sato Corp. (a)	147,400	1,944,808
Sawai Pharmaceutical Co., Ltd. (a)	7,700	835,132
SBI Holdings, Inc. (a)	10,748	949,583
Seiren Co., Ltd.	242,300	1,716,344
Senshu Ikeda Holdings, Inc. (a)	614,700	1,020,778
Shima Seiki Manufacturing, Ltd. (a)	86,425	1,610,097
Shimachu Co., Ltd.	117,000	2,835,444
Shochiku Co., Ltd. (a)	574,000	5,436,170
Shoei Co., Ltd. (a)	138,100	1,100,070
Sinfonia Technology Co., Ltd. (a)	565,000	1,509,990
SMK Corp.	295,343	1,111,176
Star Micronics Co., Ltd. (a)	81,800	815,029
Sumitomo Osaka Cement Co., Ltd. (a)	1,157,793	3,950,435
Tadano, Ltd. (a)	213,526	1,504,211
Taiyo Yuden Co., Ltd. (a)	61,100	453,415
Takara Holdings, Inc. (a)	355,000	2,169,240
Takasago International Corp.	370,694	1,822,691
Takuma Co., Ltd. (a)(c)	311,000	1,303,230
The 77 Bank, Ltd. (a)	146,000	668,630
The Bank of Nagoya, Ltd.	299,000	1,051,232
The Bank of Okinawa, Ltd. (a)	60,300	2,808,472
The Ehime Bank, Ltd. (a)	851,000	2,638,674
The Eighteenth Bank, Ltd.	820,730	2,502,226
The Hokuetsu Bank, Ltd. (a)	1,144,000	2,493,409
The Michinoku Bank, Ltd.	804,000	1,762,792
The Minato Bank, Ltd.	926,000	1,777,997
The Miyazaki Bank, Ltd.	781,000	1,864,349
The Musashino Bank, Ltd.	52,100	1,885,820
The Oita Bank, Ltd.	519,000	1,750,649
The Tochigi Bank, Ltd.	307,000	1,198,845
The Tokyo Tomin Bank, Ltd.	55,900	737,549
Toagosei Co., Ltd.	666,818	3,304,677
TOC Co., Ltd. (a)	242,600	1,180,267
Toei Co., Ltd.	359,000	1,779,164
Toho Holdings Co., Ltd. (a)	90,719	1,118,099
Toho Zinc Co., Ltd. (a)	289,000	1,094,811
Tokai Carbon Co., Ltd. (a)	80,000	403,736
Tokai Tokyo Financial Holdings, Inc.	299,000	919,344
Tokuyama Corp. (a)	198,000	696,134
Tokyo Dome Corp. (c)	295,000	681,240
Tokyo Tatemono Co., Ltd. (a)	271,000	836,767
TOMONY Holdings, Inc. (a)	328,200	1,503,044
Topy Industries, Ltd. (a)	896,381	2,186,295
Toyo Corp/Chuo-ku (a)	207,848	2,370,244
Toyo Tire & Rubber Co., Ltd.	508,000	1,285,158
Toyobo Co., Ltd.	1,211,788	1,792,214
Ulvac, Inc. (a)(c)	57,800	782,115
Unitika, Ltd. (c)	1,225,000	731,059
UNY Co., Ltd.	87,500	824,144
Yamato Kogyo Co., Ltd. (a)	30,800	815,553
Yodogawa Steel Works, Ltd.	524,000	2,440,529
Zenrin Co., Ltd.	65,377	652,243

		242,201,999

LUXEMBOURG — 0.1%
AZ Electronic Materials SA	162,207	558,436

NETHERLANDS — 1.9%
Aalberts Industries NV	111,613	1,686,947
AerCap Holdings NV (a)(c)	83,498	828,300
ASM International NV (a)	86,098	2,171,733
BinckBank NV	47,084	524,649
CSM	37,134	742,358
Draka Holding NV (b)	316	6,420
Eurocommercial Properties NV	18,611	717,399
Exact Holding NV	59,661	1,404,828
KAS Bank NV	29,796	339,287
Koninklijke BAM Groep NV	133,895	545,408
Mediq NV	201,810	3,081,346
Ordina NV (a)(c)	117,310	226,806
VistaPrint NV (a)(c)	30,310	819,279
Wereldhave NV	9,373	666,515

		13,761,275

NEW ZEALAND — 0.5%
Fisher & Paykel Appliances Holdings, Ltd. (c)	1,218,591	419,171
Fisher & Paykel Healthcare Corp., Ltd.	930,333	1,799,200
Nuplex Industries, Ltd. (a)	156,398	339,524
Sky City Entertainment Group Ltd.	310,485	795,071

		3,352,966

NORWAY — 1.4%
Algeta ASA (c)	26,260	778,273
Deep Sea Supply PLC (c)	213,798	266,565
DNO International ASA (c)	1,182,546	1,099,762
Ekornes ASA	107,046	1,878,000
Norske Skogindustrier ASA (a)(c)	317,761	227,861
Norwegian Property ASA	502,742	674,776

See accompanying notes to financial statements.

SPDR S&P International Small Cap ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

ProSafe SE	149,321	$976,398
Renewable Energy Corp. ASA (a)(c)	304,753	271,739
Songa Offshore SE (c)	156,224	489,614
Tomra Systems ASA	236,214	1,536,940
Veidekke ASA	315,121	1,926,902

		10,126,830

PORTUGAL — 0.3%
Altri SGPS SA	434,342	663,177
Semapa-Sociedade de Investimento e Gestao, SGPS, SA	175,684	1,235,148

		1,898,325

SINGAPORE — 2.2%
Bukit Sembawang Estates, Ltd.	315,080	894,633
Cape PLC	69,018	487,801
CapitaCommercial Trust (a)	818	634
China Yuchai International, Ltd. (a)	26,117	380,786
Cosco Corp. Singapore, Ltd. (a)	650,000	463,894
Ezra Holdings, Ltd. (a)	583,599	380,676
Haw Par Corp., Ltd.	936,352	3,815,539
Hong Leong Finance, Ltd.	2,065,656	3,550,817
Mapletree Industrial Trust	845,000	703,572
Mapletree Logistics Trust	5,104,201	3,329,423
Miclyn Express Offshore, Ltd. (a)	445,929	658,766
Wing Tai Holdings, Ltd.	1,511,000	1,414,642

		16,081,183

SOUTH KOREA — 6.8%
Asiana Airlines (c)	186,698	1,228,224
Capro Corp.	16,670	352,348
Cheil Communications, Inc.	241,887	3,829,373
CJ E&M Corp. (c)	11,453	392,283
Daum Communications Corp.	20,276	2,468,128
DGB Financial Group, Inc. (c)	77,560	918,435
Dong-A Pharmaceutical Co., Ltd. (a)	15,177	1,160,772
Dongkuk Steel Mill Co., Ltd.	23,440	450,674
Eugene Investment & Securities Co., Ltd. (c)	88,409	243,152
Fila Korea, Ltd.	6,453	394,394
GemVax & Kael Co., Ltd. (c)	12,214	425,087
Grand Korea Leisure Co., Ltd.	21,990	389,195
Green Cross Corp.	3,435	495,692
Hana Tour Service, Inc. (a)	29,170	933,499
Hanjin Heavy Industries & Construction Co., Ltd. (a)(c)	18,800	272,892
Hanjin Shipping Co., Ltd.	35,100	309,868
Hanmi Pharm Co., Ltd. (c)	10,911	634,441
Hansol Paper Co. (a)	88,699	567,710
Hanwha Securities Co.	133,652	568,394
Hite Jinro Co. Ltd.	31,684	679,106
Hotel Shilla Co., Ltd. (a)	71,792	2,163,419
Humax Co., Ltd. (a)	52,459	353,571
Hyundai Development Co.	32,710	466,473
Hyundai Elevator Co., Ltd.	3,358	394,791
Hyundai Greenfood Co., Ltd.	40,020	484,092
Hyundai Marine & Fire Insurance Co., Ltd.	7	174
Hyundai Securities Co., Ltd.	85,180	686,906
Jeonbuk Bank	278,140	1,179,330
Korea Express Co., Ltd. (c)	7,956	450,461
Korea Investment Holdings Co., Ltd.	26,660	780,756
Korean Reinsurance Co.	141,040	1,640,209
KP Chemical Corp.	28,330	369,140
KT Skylife Co., Ltd. (c)	15,280	412,465
Kumho Tire Co, Inc. (c)	62,640	579,581
LG Fashion Corp.	12,680	435,386
LG International Corp. (a)	77,275	2,886,210
LG Life Sciences, Ltd. (a)(c)	27,930	893,817
LIG Insurance Co., Ltd.	66,610	1,111,062
Lotte Chilsung Beverage Co., Ltd.	450	453,801
LS Industrial Systems Co., Ltd.	11,116	481,233
MegaStudy Co., Ltd.	6,440	657,093
Melfas, Inc.	14,946	215,046
Meritz Finance Holdings Co. Ltd. (c)	99,518	184,582
Meritz Fire & Marine Insurance Co., Ltd.	133,008	1,208,086
Meritz Securities Co., Ltd.	877,017	550,160
Mirae Asset Securities Co., Ltd.	15,987	384,730
Neowiz Games Corp. (c)	10,224	572,797
NongShim Co., Ltd.	2,768	501,649
Poongsan Corp.	64,413	1,397,014
S1 Corp/Korea	14,269	654,069
Samsung Fine Chemicals Co., Ltd. (a)	32,635	1,151,041
Samyang Corp.	5,297	363,310
Seoul Semiconductor Co., Ltd. (a)	23,965	433,305
SFA Engineering Corp. (a)	49,288	2,472,663
SK Broadband Co., Ltd. (c)	169,993	518,038
SK Chemicals Co., Ltd.	35,119	1,928,780
STX Offshore & Shipbuilding Co., Ltd.	30,313	420,710
STX Pan Ocean Co., Ltd. (a)	68,569	445,272
Taekwang Industrial Co., Ltd. (a)	533	548,360
Tong Yang Securities, Inc.	78,750	305,160
Woori Investment & Securities Co., Ltd.	52,070	492,832
Yuhan Corp.	12,361	1,133,218

		49,474,459

SPAIN — 1.5%
Amper SA (a)(c)	159,723	469,318
Campofrio Food Group SA (a)	220,111	1,875,301
Construcciones y Auxiliar de Ferrocarriles SA	6,343	3,249,698
Ercros SA (c)	490,527	533,094
Faes Farma SA (a)	247,224	446,137
Gamesa Corp. Tecnologica SA (a)	86,800	393,983
Tubacex SA (a)(c)	292,897	705,399
Tubos Reunidos SA (a)(c)	349,951	716,032
Vidrala SA (a)	81,010	2,032,524
Zeltia SA (a)(c)	170,127	351,519

		10,773,005

SWEDEN — 1.7%
Axfood AB	14,879	509,528
Axis Communications AB	32,453	537,481
Betsson AB (c)	26,984	508,784
Carnegie Investment Bank AB (a)(b)	59,625	0
Fabege AB	91,075	693,518
Great Portland Estates PLC	139,808	740,496

See accompanying notes to financial statements.

SPDR S&P International Small Cap ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

Haldex AB	202,197	$768,373
Intrum Justitia AB	128,493	1,585,537
JM AB	63,384	821,347
Kungsleden AB	196,395	1,343,957
New Wave Group AB (Class B)	248,252	878,327
Nobia AB (a)(c)	115,092	398,822
PA Resources AB (c)	783,046	223,460
SAS AB (a)(c)	178,633	286,096
TradeDoubler AB (c)	110,581	370,310
Wihlborgs Fastigheter AB	228,385	2,901,283

		12,567,319

SWITZERLAND — 2.4%
Basilea Pharmaceutica AG (c)	11,052	473,327
Belimo Holding AG	2,908	5,186,568
Daetwyler Holding AG	37,679	2,065,853
Georg Fischer AG (c)	3,714	1,304,377
Kudelski SA	77,466	694,234
Kuoni Reisen Holding (Class B) (c)	5,552	1,671,774
Meyer Burger Technology AG (a)(c)	21,097	543,510
Mobimo Holding AG (c)	3,718	895,218
Nobel Biocare Holding AG (c)	57,455	577,523
Petroplus Holdings AG (c)	61,681	347,690
Temenos Group AG (c)	86,749	1,184,287
Valora Holding AG	10,156	2,213,903

		17,158,264

UNITED KINGDOM — 11.0%
Afren PLC (c)	628,222	795,148
Allied Gold Mining PLC (c)	140,240	403,616
Ashtead Group PLC	310,306	642,915
Aveva Group PLC	41,162	902,199
Barratt Developments PLC (c)	540,458	660,490
Bellway PLC	109,559	1,061,574
Bodycote PLC	250,773	966,088
Booker Group PLC	918,073	1,040,452
Bovis Homes Group PLC	214,100	1,351,110
Britvic PLC	271,560	1,332,564
BTG PLC (c)	189,216	734,249
Cable & Wireless Communications PLC	1,554,800	902,220
Cable & Wireless Worldwide PLC	1,657,057	800,223
Capital & Counties Properties PLC	332,123	869,200
Chemring Group PLC	252,086	2,075,417
CSR PLC	178,812	584,962
Dairy Crest Group PLC	205,513	1,123,720
Debenhams PLC	642,944	564,389
Domino’s Pizza UK & IRL PLC	66,049	458,380
DS Smith PLC	388,569	1,059,903
DSG International PLC (a)(c)	2,480,596	444,778
Elementis PLC	1,059,517	2,038,387
EnQuest PLC (c)	355,054	493,368
Enterprise Inns PLC (c)	515,191	266,853
Fenner PLC	421,416	2,048,223
Filtrona PLC	94,265	511,024
Galiform PLC (c)	372,170	594,261
Galliford Try PLC (a)	149,008	1,021,348
Game Group PLC (a)	531,112	196,499
Gem Diamonds, Ltd. (c)	106,636	347,020
Hays PLC	670,095	722,883
Heritage Oil PLC (c)	144,555	524,913
Hikma Pharmaceuticals PLC	70,919	629,722
Home Retail Group PLC	398,120	697,095
Hunting PLC	75,694	705,138
Imagination Technologies Group PLC (c)	126,836	828,277
Intermediate Capital Group PLC	202,775	678,200
International Personal Finance	341,054	1,186,379
Interserve PLC	217,008	1,017,546
ITE Group PLC	602,628	1,484,201
J.D. Wetherspoon PLC	187,026	1,135,387
Jazztel PLC (c)	96,500	482,938
JKX Oil & Gas PLC	80,706	205,558
Jupiter Fund Management PLC	223,936	688,974
Keller Group PLC	116,645	607,818
Kesa Electricals PLC (a)	300,340	392,075
Kier Group PLC	68,744	1,354,681
Ladbrokes PLC	331,640	615,305
Laird PLC	238,345	513,128
Lamprell PLC	103,035	414,110
Mcbride PLC	174,306	324,483
Melrose PLC (a)	526,251	2,385,600
Michael Page International PLC	313,220	1,799,501
Micro Focus International PLC	118,134	596,070
Misys PLC (c)	163,237	546,725
Mitchells & Butlers PLC (c)	265,821	975,196
Mitie Group PLC	589,070	2,146,391
Morgan Crucible Co. PLC	368,660	1,406,457
Morgan Sindall PLC	78,057	666,353
N Brown Group PLC	296,646	1,243,090
National Express Group PLC	242,936	881,778
Ophir Energy PLC (c)	131,063	554,321
Pace PLC	215,079	318,800
PayPoint PLC	124,088	908,530
Premier Farnell PLC	545,694	1,313,377
Premier Foods PLC (c)	1,705,630	274,471
Punch Taverns PLC (c)	1,389,814	243,568
PV Crystalox Solar PLC	459,711	93,098
Redrow PLC (c)	356,975	622,827
Regus PLC	367,333	421,734
Renishaw PLC	22,623	359,469
Restaurant Group PLC	395,005	1,694,027
RPS Group PLC	359,514	917,923
Salamander Energy PLC (c)	104,288	323,133
Senior PLC	782,933	1,762,398
Shaftesbury PLC	380,390	2,760,790
Shanks Group PLC	491,591	846,209
SIG PLC (c)	372,444	538,709
SOCO International PLC (c)	123,451	630,399
Spirent Communications PLC	396,474	756,593
Spirit Pub Co. PLC (c)	269,569	149,077
Taylor Wimpey PLC (c)	1,666,543	908,649
Telecity Group PLC (c)	128,546	1,118,390
Tullett Prebon PLC	299,681	1,583,065
Ultra Electronics Holdings PLC	60,626	1,421,370
Unite Group PLC (c)	339,348	877,536
Victrex PLC	181,839	3,096,128
WH Smith PLC	198,503	1,526,658
Wincanton PLC	272,567	339,684

See accompanying notes to financial statements.

SPDR S&P International Small Cap ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

Yell Group PLC (a)(c)	2,187,305	$139,021

		80,646,506

TOTAL COMMON STOCKS —
(Cost $866,607,591)		724,885,044

RIGHTS — 0.0% (f)
SOUTH KOREA — 0.0% (f)
Jeonbuk Bank ( expiring 9/23/11) (c) (Cost $0)	42,709	0

WARRANTS — 0.0% (f)
CANADA — 0.0% (f)
Kinross Gold Corp. (expiring 9/17/14) (c)	463	1,084

ITALY — 0.0% (f)
Interpump Group SpA (expiring 10/31/12) (c)	8	6

TOTAL WARRANTS —
(Cost $2,207)		1,090

SHORT TERM INVESTMENTS — 12.5%
UNITED STATES — 12.5%
MONEY MARKET FUNDS — 12.5%
State Street Navigator Securities Lending Prime Portfolio (g)(h)	90,541,104	90,541,104
State Street Institutional Liquid Reserves Fund 0.09% (h)(i)	887,157	887,157

TOTAL SHORT TERM INVESTMENTS —
(Cost $91,428,261)		91,428,261

TOTAL INVESTMENTS — 111.8%
(Cost $958,038,059)		816,314,395
OTHER ASSETS & LIABILITIES — (11.8)%		(86,407,806)

NET ASSETS — 100.0%		$729,906,589

(a)	A portion of the security was on loan at September 30, 2011.
(b)	Securities are valued at fair value as determined in good faith by the Trust’s Pricing and Investment Committee in accordance with procedures approved by the Board of Trustees. Securities’ values are determined based on Level 2 inputs. (Note 2)
(c)	Non-income producing security.
(d)	Reflects separate holdings of the issuer’s common stock traded on different securities exchanges.
(e)	Security purchased pursuant to Rule 144A of the Securities Act of 1933. This security, which represents 0.3% of net assets as of September 30, 2011, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(f)	Amount shown represents less than 0.05% of net assets.
(g)	Investments of cash collateral for securities loaned.
(h)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(i)	The rate shown is the annualized seven-day yield at period end.
PLC = Public Limited Company
REIT = Real Estate Investment Trust
TRY = Turkish Lira

See accompanying notes to financial statements.

SPDR Dow Jones International Real Estate ETF
SCHEDULE OF INVESTMENTS
September 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 99.6%
AUSTRALIA — 17.5%
Abacus Property Group (a)	1,922,259	$3,456,252
Astro Japan Property Group (a)	450,527	906,386
Bunnings Warehouse Property Trust	3,046,624	5,033,726
CFS Retail Property Trust (a)	12,699,814	21,600,170
Charter Hall Office REIT (a)	3,141,208	10,288,412
Charter Hall Retail REIT (a)	1,924,071	5,853,117
Commonwealth Property Office Fund (a)	18,568,827	16,152,110
Dexus Property Group (a)	36,543,531	29,123,672
Goodman Group	56,040,975	31,318,092
GPT Group (a)	14,065,474	42,924,554
ING Office Fund	18,371,435	10,891,675
Westfield Group	16,094,222	121,225,353
Westfield Retail Trust (a)	21,832,012	51,348,871

		350,122,390

AUSTRIA — 1.8%
Atrium European Real Estate, Ltd.	1,421,710	6,867,031
CA Immobilien Anlagen AG (a)(b)	549,002	6,739,854
IMMOFINANZ AG (a)(b)	7,518,984	21,619,060

		35,225,945

BELGIUM — 1.0%
Befimmo Sicafi S.C.A.	107,254	8,077,259
Cofinimmo	106,061	12,570,964

		20,648,223

CANADA — 10.5%
Artis REIT	308,591	3,663,232
Boardwalk REIT	179,721	8,309,542
Brookfield Asset Management, Inc. (Class A)	4,234,936	117,775,966
Calloway REIT	381,738	9,425,765
Canadian Apartment Properties REIT	282,162	5,713,371
Canadian REIT	249,833	8,551,934
Chartwell Seniors Housing REIT	532,284	3,856,575
Extendicare REIT	295,101	1,990,845
First Capital Realty, Inc. (a)	464,807	7,582,860
H&R REIT	581,353	11,699,028
Primaris Retail REIT	296,128	5,825,655
RioCan REIT	991,641	24,742,254

		209,137,027

CHINA — 2.9%
Hongkong Land Holdings, Ltd. (a)	9,379,000	42,017,920
Kerry Properties, Ltd.	4,677,170	15,050,337

		57,068,257

FRANCE — 9.0%
Fonciere Des Regions	199,844	14,087,588
Gecina SA (a)	158,574	14,018,675
Klepierre	711,615	20,203,017
SILIC	71,116	6,913,869
Unibail-Rodamco SE	691,587	124,849,268

		180,072,417

GERMANY — 0.1%
IVG Immobilien AG (a)(b)	691,250	2,441,049

HONG KONG — 8.9%
Champion REIT (a)	11,619,174	4,477,668
GZI REIT	5,483,000	2,373,578
Hang Lung Group, Ltd. (a)	6,433,808	32,934,551
Hang Lung Properties, Ltd. (a)	16,879,755	50,738,465
Hysan Development Co., Ltd. (a)	4,619,847	14,153,743
Prosperity REIT	8,317,000	1,485,035
The Link REIT (a)	16,923,250	53,695,273
Wheelock & Co., Ltd. (a)	6,266,545	18,715,716

		178,574,029

ITALY — 0.2%
Beni Stabili SpA	6,242,976	3,307,762

JAPAN — 19.4%
Aeon Mall Co., Ltd. (a)	604,140	14,006,204
Daibiru Corp. (a)	434,100	3,074,969
Daiwa Office Investment Corp. (a)	1,945	5,071,938
Frontier Real Estate Investment Corp.	1,334	11,820,472
Fukuoka REIT Corp.	808	5,262,273
Global One Real Estate Investment Co., Ltd. (a)	732	5,603,010
Hankyu REIT, Inc. (a)	655	3,046,413
Heiwa Real Estate Co., Ltd. (a)	1,355,500	2,936,799
Ichigo Real Estate Investment Corp. (a)	1,131	1,346,987
Japan Excellent, Inc.	1,296	5,809,133
Japan Hotel and Resort, Inc.	596	1,284,323
Japan Prime Realty Investment Corp. (a)	5,421	13,967,444
Japan Real Estate Investment Corp.	3,707	36,262,039
Japan Retail Fund Investment Corp. (a)	14,163	22,857,774
Kenedix Realty Investment Corp.	2,177	7,108,860
Mitsui Fudosan Co., Ltd.	6,671,000	107,577,231
Mori Hills REIT Investment Corp. (a)	1,383	4,682,966
Mori Trust Sogo REIT, Inc. (a)	1,302	12,043,669
Nippon Building Fund, Inc. (a)	4,383	45,433,537
Nomura Real Estate Office Fund, Inc.	2,201	13,477,841
NTT Urban Development Corp. (a)	8,238	6,059,868
Orix JREIT, Inc.	2,140	9,855,994
Premier Investment Corp. (a)	1,065	4,179,586
Shoei Co., Ltd. (a)	277,090	2,207,230
Tokyu Land Corp.	3,469,000	12,646,458
Tokyu REIT, Inc.	1,283	6,916,016
Top REIT, Inc.	1,176	6,385,003
United Urban Investment Corp.	15,853	16,762,059

		387,686,096

NETHERLANDS — 1.9%
Corio NV	442,339	20,620,682
Eurocommercial Properties NV	270,309	10,419,613
VastNed Retail NV	140,196	6,747,183

		37,787,478

NEW ZEALAND — 0.8%
AMP NZ Office Trust	5,845,496	3,842,734
Argosy Property Trust	4,145,305	2,598,310

See accompanying notes to financial statements.

SPDR Dow Jones International Real Estate ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

Goodman Property Trust (a)	5,958,798	$4,463,806
Kiwi Income Property Trust (a)	7,372,511	6,030,034

		16,934,884

SINGAPORE — 7.6%
Ascendas REIT (a)	12,738,831	19,844,852
Cambridge Industrial Trust	8,223,367	2,902,885
CapitaCommercial Trust (a)	14,586,676	11,305,765
CapitaLand, Ltd. (a)	19,187,999	36,370,469
CapitaMall Trust (a)	15,242,168	21,405,239
Frasers Commercial Trust	3,695,304	2,268,624
Global Logistic Properties, Ltd. (a)(b)	17,042,000	21,644,164
Guocoland, Ltd.	2,466,666	3,587,086
Mapletree Logistics Trust (a)	9,722,080	6,341,622
Singapore Land, Ltd.	800,000	3,591,436
Starhill Global REIT (a)	8,785,482	3,910,352
Suntec REIT (a)	15,743,351	13,893,679
United Industrial Corp., Ltd. (a)	1,818,000	3,711,058

		150,777,231

SOUTH AFRICA — 0.9%
Capital Property Fund	5,435,845	5,781,303
Fountainhead Property Trust (a)	8,813,748	7,345,613
SA Corporate Real Estate Fund	6,042,663	2,442,892
Sycom Property Fund	793,965	2,087,848

		17,657,656

SPAIN — 0.0% (c)
Martinsa-Fadesa SA (b)(d)(e)	35,998	0

SWEDEN — 2.2%
Castellum AB	1,303,870	16,013,138
Fabege AB	1,085,729	8,267,614
Great Portland Estates PLC	2,370,196	12,553,789
Kungsleden AB	1,034,736	7,080,835

		43,915,376

SWITZERLAND — 2.9%
PSP Swiss Property AG (b)	263,187	23,673,211
Swiss Prime Site AG (b)	412,056	33,207,640

		56,880,851

UNITED KINGDOM — 12.0%
Big Yellow Group PLC	920,697	3,426,451
British Land Co. PLC	6,707,650	49,738,078
Capital & Counties Properties PLC	5,189,942	13,582,617
Capital Shopping Centres Group PLC	5,215,863	26,602,136
Derwent London PLC (a)	764,153	17,141,723
Grainger PLC	2,543,450	3,431,253
Hammerson PLC	5,363,671	31,600,598
Land Securities Group PLC	5,802,579	58,032,027
Segro PLC	5,621,925	19,284,750
Shaftesbury PLC	1,894,835	13,752,313
Workspace Group PLC	805,641	2,695,171

		239,287,117

TOTAL COMMON STOCKS —
(Cost $2,252,891,484)		1,987,523,788

SHORT TERM INVESTMENTS — 7.3%
UNITED STATES — 7.3%
MONEY MARKET FUNDS — 7.3%
State Street Navigator Securities Lending Prime Portfolio (f)(g)	143,622,533	143,622,533
State Street Institutional Liquid Reserves Fund 0.09% (g)(h)	1,906,808	1,906,808

TOTAL SHORT TERM INVESTMENTS —
(Cost $145,529,341)		145,529,341

TOTAL INVESTMENTS — 106.9%
(Cost $2,398,420,825)		2,133,053,129
OTHER ASSETS & LIABILITIES — (6.9)%		(136,978,729)

NET ASSETS — 100.0%		$1,996,074,400

(a)	A portion of the security was on loan at September 30, 2011.
(b)	Non-income producing security.
(c)	Amount shown represents less than 0.05% of net assets.
(d)	Company has filed for insolvency.
(e)	Security is valued at fair value as determined in good faith by the Trust’s Pricing and Investment Committee in accordance with procedures approved by the Board of Trustees. Security value is determined based on Level 2 inputs. (Note 2)
(f)	Investments of cash collateral for securities loaned.
(g)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(h)	The rate shown is the annualized seven-day yield at period end.
PLC = Public Limited Company
REIT = Real Estate Investment Trust

See accompanying notes to financial statements.

SPDR FTSE/Macquarie Global Infrastructure 100 ETF
SCHEDULE OF INVESTMENTS
September 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 99.5%
AUSTRALIA — 1.7%
AGL Energy, Ltd.	15,069	$209,431
Asciano Group	94,571	133,275
Macquarie Atlas Roads Group (a)	779	996
Transurban Group	46,700	246,001

		589,703

BRAZIL — 1.0%
Centrais Eletricas Brasileiras SA ADR	17,669	153,916
Companhia Energetica de Minas Gerais ADR (b)	12,276	182,176

		336,092

CANADA — 6.8%
Canadian Utilities, Ltd. (Class A)	2,856	170,228
Emera, Inc.	3,949	122,443
Enbridge, Inc.	25,200	808,925
Fortis, Inc. (b)	5,985	189,133
TransAlta Corp. (b)	7,263	158,984
TransCanada Corp. (b)	22,632	923,915

		2,373,628

CZECH REPUBLIC — 0.8%
CEZ AS (b)	6,937	267,378

FINLAND — 1.0%
Fortum Oyj	14,408	342,163

FRANCE — 6.6%
EDF SA	8,505	248,878
GDF Suez	54,812	1,650,266
Suez Environnement Co.	11,938	167,380
Veolia Environnement	16,249	241,340

		2,307,864

GERMANY — 5.2%
E.ON AG	61,793	1,355,955
RWE AG	12,671	471,259

		1,827,214

HONG KONG — 3.9%
CLP Holdings, Ltd.	59,227	536,750
Hong Kong & China Gas Co., Ltd.	192,872	436,546
Hongkong Electric Holdings, Ltd.	52,000	399,782

		1,373,078

ITALY — 4.9%
A2A SpA	48,831	61,356
Atlantia SpA	15,013	217,947
Enel SpA	227,362	1,013,382
Snam Rete Gas SpA	54,648	253,691
Terna Rete Elettrica Nationale SpA	48,942	182,550

		1,728,926

JAPAN — 6.6%
Chubu Electric Power Co., Inc. (b)	18,498	350,857
Electric Power Development Co., Ltd. (b)	5,341	158,816
Hokuriku Electric Power Co. (b)	5,100	95,344
Kyushu Electric Power Co., Inc. (b)	11,518	187,235
Osaka Gas Co., Ltd. (b)	51,000	213,051
Shikoku Electric Power Co., Inc. (b)	5,535	153,527
The Chugoku Electric Power Co., Inc. (b)	9,075	161,414
The Kansai Electric Power Co., Inc. (b)	22,937	401,130
The Tokyo Electric Power Co., Inc. (a)(b)	39,067	121,641
Tohoku Electric Power Co., Inc. (b)	12,308	172,453
Tokyo Gas Co., Ltd. (b)	63,000	295,057

		2,310,525

PORTUGAL — 0.9%
Brisa Auto-Estradas de Portugal SA	15,157	54,053
EDP — Energias de Portugal SA	88,805	275,832

		329,885

SOUTH KOREA — 0.4%
Korea Electric Power Corp. ADR (a)	16,590	141,015

SPAIN — 4.4%
Abertis Infraestructuras SA	12,684	197,410
Enagas	5,862	108,616
Endesa SA	2,657	62,136
Gas Natural SDG SA	11,981	205,438
Iberdrola SA	144,899	985,858

		1,559,458

UNITED KINGDOM — 9.5%
Centrica PLC	167,168	775,253
International Power PLC (b)	49,327	235,750
National Grid PLC	115,642	1,150,239
Pennon Group PLC	11,728	123,413
Scottish & Southern Energy PLC	31,644	638,371
Severn Trent PLC	7,616	182,827
United Utilities Group PLC	21,824	212,144

		3,317,997

UNITED STATES — 45.8%
Alliant Energy Corp.	3,572	138,165
Ameren Corp.	7,818	232,742
American Electric Power Co., Inc.	15,576	592,200
American Water Works Co., Inc.	5,630	169,913
Aqua America, Inc. (b)	4,411	95,145
Calpine Corp. (a)(b)	11,140	156,851
CenterPoint Energy, Inc.	13,664	268,088
CMS Energy Corp. (b)	8,230	162,872
Consolidated Edison, Inc. (b)	9,484	540,778
Constellation Energy Group, Inc.	6,443	245,221
Dominion Resources, Inc. (b)	18,491	938,788
DTE Energy Co.	5,472	268,237
Duke Energy Corp.	43,148	862,529
Edison International (b)	10,602	405,526
El Paso Corp. (b)	24,884	434,972
Entergy Corp.	5,761	381,897
Exelon Corp. (b)	21,431	913,175
FirstEnergy Corp. (b)	13,520	607,183
Integrys Energy Group, Inc. (b)	2,548	123,884
ITC Holdings Corp. (b)	1,649	127,682
Kinder Morgan Management, LLC (a)	3,133	183,876
National Fuel Gas Co. (b)	2,669	129,927
NextEra Energy, Inc. (b)	13,648	737,265
NiSource, Inc. (b)	9,189	196,461
Northeast Utilities	5,743	193,252
NRG Energy, Inc. (a)(b)	7,839	166,265

See accompanying notes to financial statements.

SPDR FTSE/Macquarie Global Infrastructure 100 ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

NSTAR	3,373	$151,144
NV Energy, Inc.	7,473	109,928
OGE Energy Corp.	3,129	149,535
ONEOK, Inc. (b)	3,404	224,800
Pepco Holdings, Inc. (b)	7,337	138,816
PG&E Corp.	13,075	553,203
Pinnacle West Capital Corp.	3,500	150,290
PPL Corp.	18,695	533,555
Progress Energy, Inc. (b)	9,545	493,667
Public Service Enterprise Group, Inc. (b)	16,535	551,773
SCANA Corp. (b)	4,162	168,353
Sempra Energy	7,747	398,970
Southern Co.	27,847	1,179,877
Spectra Energy Corp. (b)	21,052	516,406
TECO Energy, Inc. (b)	7,032	120,458
The AES Corp. (a)	25,306	246,987
The Williams Cos., Inc.	19,026	463,093
Wisconsin Energy Corp. (b)	7,614	238,242
Xcel Energy, Inc. (b)	15,740	388,620

		16,050,611

TOTAL COMMON STOCKS —
(Cost $52,474,007)		34,855,537

SHORT TERM INVESTMENTS — 16.3%
UNITED STATES — 16.3%
MONEY MARKET FUNDS — 16.3%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	5,703,625	5,703,625
State Street Institutional Liquid Reserves Fund 0.09% (d)(e)	24,077	24,077

TOTAL SHORT TERM INVESTMENTS —
(Cost $5,727,702)		5,727,702

TOTAL INVESTMENTS — 115.8%
(Cost $58,201,709)		40,583,239
OTHER ASSETS & LIABILITIES — (15.8)%		(5,538,735)

NET ASSETS — 100.0%		$35,044,504

(a)	Non-income producing security.
(b)	A portion of the security was on loan at September 30, 2011.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
ADR = American Depositary Receipt
CLP = Chilean Peso
PLC = Public Limited Company

See accompanying notes to financial statements.

SPDR S&P Global Natural Resources ETF
SCHEDULE OF INVESTMENTS
September 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 99.2%
AUSTRALIA — 8.3%
BHP Billiton, Ltd.	229,491	$7,810,945
Incitec Pivot, Ltd.	278,503	885,114
Newcrest Mining, Ltd.	59,116	1,958,062
Rio Tinto, Ltd.	33,959	2,039,695
Woodside Petroleum, Ltd.	28,228	891,082

		13,584,898

BRAZIL — 3.6%
Companhia Siderurgica Nacional SA ADR (a)	64,999	516,092
Gerdau SA ADR (a)	50,542	360,365
Petroleo Brasileiro SA ADR	72,459	1,626,705
Vale SA ADR (a)	145,108	3,308,462

		5,811,624

CANADA — 13.7%
Agnico-Eagle Mines, Ltd.	13,273	797,998
Agrium, Inc.	26,254	1,757,321
Barrick Gold Corp.	82,380	3,843,027
Canadian Natural Resources, Ltd. (a)	36,944	1,090,895
Goldcorp, Inc.	68,229	3,147,419
Imperial Oil, Ltd. (a)	29,496	1,065,428
Kinross Gold Corp.	94,000	1,404,520
Potash Corp. of Saskatchewan, Inc.	137,282	5,933,328
Sino-Forest Corp. (a)(b)(c)	48,511	0
Suncor Energy, Inc. (a)	53,758	1,380,513
Teck Resources, Ltd. (Class B)	42,856	1,271,635
Viterra, Inc.	61,094	604,462

		22,296,546

CHILE — 0.9%
Sociedad Quimica y Minera de Chile SA ADR	29,121	1,392,275

CHINA — 1.0%
China Agri-Industries Holdings, Ltd.	467,000	296,946
China Coal Energy Co., Ltd	80,000	72,655
China Petroleum & Chemical Corp.	318,000	313,721
China Shenhua Energy Co., Ltd.	67,000	267,234
PetroChina Co., Ltd.	424,000	526,681
Yanzhou Coal Mining Co., Ltd.	48,000	105,560

		1,582,797

FINLAND — 1.0%
Stora Enso Oyj	105,772	627,545
UPM-Kymmene Oyj	89,555	1,024,330

		1,651,875

FRANCE — 2.2%
Total SA	82,110	3,661,400

GERMANY — 2.2%
K+S AG	32,225	1,711,292
Suedzucker AG	31,974	917,621
ThyssenKrupp AG	38,710	963,176

		3,592,089

HONG KONG — 1.0%
Chaoda Modern Agriculture Holdings, Ltd.	372,000	52,564
CNOOC, Ltd.	893,000	1,491,249

		1,543,813

INDIA — 0.7%
Reliance Industries, Ltd. GDR (d)	32,474	1,057,353

ITALY — 1.5%
ENI SpA (a)	141,282	2,505,958

JAPAN — 2.2%
JFE Holdings, Inc. (a)	50,600	1,035,239
Nippon Steel Corp.	541,000	1,572,185
OJI Paper Co., Ltd. (a)	181,000	1,002,685

		3,610,109

LUXEMBOURG — 1.2%
ArcelorMittal	118,386	1,918,769

NETHERLANDS — 2.6%
Nutreco Holding NV	5,859	369,625
Royal Dutch Shell PLC (Class A)	125,855	3,921,138

		4,290,763

NORWAY — 2.6%
StatoilHydro ASA	110,069	2,380,985
Yara International ASA	47,506	1,841,657

		4,222,642

PERU — 0.9%
Compania de Minas Buenaventura SA ADR, Series B	12,845	484,770
Southern Copper Corp. (a)	37,056	926,030

		1,410,800

RUSSIA — 5.9%
Gazprom OAO ADR	230,994	2,238,332
Lukoil OAO ADR	16,540	841,059
MMC Norilsk Nickel OJSC ADR	88,336	1,919,541
Novolipetsk Steel OJSC GDR	27,476	562,708
Rosneft Oil Co. GDR	211,809	1,244,378
Surgutneftegas OJSC ADR	70,886	574,177
Uralkali OJSC GDR	66,121	2,281,175

		9,661,370

SINGAPORE — 3.4%
Golden Agri-Resources, Ltd.	2,172,000	1,025,079
Wilmar International, Ltd. (a)	1,130,000	4,569,948

		5,595,027

SOUTH AFRICA — 0.8%
AngloGold Ashanti, Ltd. ADR (a)	18,870	780,463
Gold Fields, Ltd. ADR (a)	35,934	550,509

		1,330,972

SOUTH KOREA — 1.2%
POSCO ADR	26,646	2,025,362

SPAIN — 0.7%
Repsol YPF SA	42,907	1,150,215

SWEDEN — 0.8%
Svenska Cellulosa AB (Class B)	101,848	1,250,820

SWITZERLAND — 4.2%
Syngenta AG (c)	15,708	4,124,582

See accompanying notes to financial statements.

SPDR S&P Global Natural Resources ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

Xstrata PLC	218,219	$2,790,240

		6,914,822

UNITED KINGDOM — 6.9%
Anglo American PLC	101,891	3,537,998
Antofagasta PLC	77,267	1,115,196
BG Group PLC	117,863	2,279,480
BP PLC	662,026	4,006,616
Lonmin PLC	15,307	250,613

		11,189,903

UNITED STATES — 29.7%
Alcoa, Inc. (a)	78,731	753,456
Apache Corp.	13,160	1,055,958
Archer-Daniels-Midland Co. (a)	113,569	2,817,647
Bunge, Ltd.	24,762	1,443,377
CF Industries Holdings, Inc. (a)	12,166	1,501,163
Chevron Corp. (a)	68,291	6,318,283
ConocoPhillips	48,135	3,047,908
CONSOL Energy, Inc. (a)	7,725	262,109
Exxon Mobil Corp. (a)	125,098	9,085,868
Freeport-McMoRan Copper & Gold, Inc.	70,332	2,141,610
International Paper Co. (a)	69,967	1,626,733
MeadWestvaco Corp. (a)	28,209	692,813
Monsanto Co. (a)	85,802	5,151,552
Newmont Mining Corp. (a)	39,979	2,514,679
Nucor Corp. (a)	22,916	725,062
Occidental Petroleum Corp.	27,980	2,000,570
Peabody Energy Corp.	9,010	305,259
Plum Creek Timber Co., Inc. (a)	27,329	948,590
Rayonier, Inc. (a)	30,786	1,132,617
The Mosaic Co.	72,165	3,533,920
Weyerhaeuser Co. (a)	89,357	1,389,501

		48,448,675

TOTAL COMMON STOCKS —
(Cost $204,766,784)		161,700,877

SHORT TERM INVESTMENTS — 13.8%
UNITED STATES — 13.8%
MONEY MARKET FUNDS — 13.8%
State Street Navigator Securities Lending Prime Portfolio (e)(f)	22,020,663	22,020,663
State Street Institutional Liquid Reserves Fund 0.09% (f)(g)	543,009	543,009

TOTAL SHORT TERM INVESTMENTS —
(Cost $22,563,672)		22,563,672

TOTAL INVESTMENTS — 113.0%
(Cost $227,330,456)		184,264,549
OTHER ASSETS & LIABILITIES — (13.0)%		(21,188,272)

NET ASSETS — 100.0%		$163,076,277

(a)	A portion of the security was on loan at September 30, 2011.
(b)	Security is valued at fair value as determined in good faith by the Trust’s Pricing and Investment Committee in accordance with procedures approved by the Board of Trustees. Security value is determined based on Level 3 inputs. (Note 2)
(c)	Non-income producing security.
(d)	Security purchased pursuant to Rule 144A of the Securities Act of 1933. This security, which represents 0.6% of net assets as of September 30, 2011, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(e)	Investments of cash collateral for securities loaned.
(f)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(g)	The rate shown is the annualized seven-day yield at period end.
ADR = American Depositary Receipt
GDR = Global Depositary Receipt
PLC = Public Limited Company

See accompanying notes to financial statements.

SPDR MSCI ACWI ex-US ETF
SCHEDULE OF INVESTMENTS
September 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 99.4%
AUSTRALIA — 5.9%
Alumina, Ltd.	232,914	$335,027
Amcor, Ltd.	106,302	715,973
AMP, Ltd.	71,584	274,812
Australia & New Zealand Banking Group, Ltd.	44,687	847,779
BHP Billiton, Ltd.	104,285	3,549,439
BlueScope Steel, Ltd. (a)	148,262	105,190
Boral, Ltd. (a)	148,699	505,822
Brambles, Ltd.	54,547	343,002
CFS Retail Property Trust	174,140	296,182
Coca-Cola Amatil, Ltd.	74,313	861,642
Commonwealth Bank of Australia	38,069	1,685,317
CSL, Ltd.	21,318	614,939
Fortescue Metals Group, Ltd. (a)	63,828	274,192
Foster’s Group, Ltd.	87,564	449,347
Insurance Australia Group, Ltd.	80,000	234,811
Lend Lease Group	67,849	464,235
Macquarie Group, Ltd.	20,001	444,570
National Australia Bank, Ltd.	44,184	960,623
Newcrest Mining, Ltd.	18,300	606,139
Origin Energy, Ltd.	59,572	775,834
OZ Minerals, Ltd.	32,654	298,957
Qantas Airways, Ltd. (b)	186,301	255,303
QBE Insurance Group, Ltd.	27,036	338,439
Rio Tinto, Ltd.	9,613	577,390
Santos, Ltd.	53,530	591,534
Sonic Healthcare, Ltd. (a)	27,359	303,129
Suncorp Group, Ltd.	71,164	551,931
Toll Holdings, Ltd. (a)	76,943	329,784
Transurban Group	66,037	347,863
Wesfarmers, Ltd. (c)	286	8,781
Wesfarmers, Ltd. (c)	13,622	438,383
Westfield Group	44,643	336,261
Westpac Banking Corp. (a)	53,854	1,064,610
Woodside Petroleum, Ltd.	19,862	626,990
Woolworths, Ltd.	36,374	878,848

		21,293,078

AUSTRIA — 0.3%
Erste Group Bank AG	14,799	384,409
OMV AG	7,499	226,583
Raiffeisen International Bank-Holding AG (a)	10,001	297,283
Telekom Austria AG	15,326	155,846

		1,064,121

BELGIUM — 0.6%
Ageas	118,508	208,929
Ageas VVPR Strip (b)	5,332	7
Anheuser-Busch InBev NV	16,170	862,930
Anheuser-Busch InBev NV — VVPR Strip (b)	8,694	23
Delhaize Group	3,379	199,071
Dexia SA (a)(b)	51,673	100,320
KBC Groep NV	9,702	227,801
Solvay SA	2,994	285,211
UCB SA (a)	5,037	216,801

		2,101,093

BRAZIL — 3.3%
Banco Bradesco SA ADR (a)	67,527	998,724
Companhia de Bebidas das Americas Preference Shares ADR (a)	48,310	1,480,701
Companhia Energetica de Minas Gerais ADR (a)	50,699	752,373
Companhia Siderurgica Nacional SA ADR (a)	47,387	376,253
Gerdau SA ADR (a)	94,647	674,833
Itau Unibanco Holding SA Preference Shares ADR	95,667	1,484,752
OGX Petroleo e Gas Participacoes SA ADR (a)(b)	34,032	215,763
Petroleo Brasileiro SA ADR	131,619	2,727,146
Tele Norte Leste Participacoes SA ADR (a)	46,634	444,422
Vale SA ADR (a)	15,761	359,351
Vale SA ADR Preference Shares (a)	112,897	2,370,837

		11,885,155

CANADA — 7.8%
Agnico-Eagle Mines, Ltd.	3,394	204,054
Agrium, Inc.	5,558	372,027
Bank of Montreal	18,304	1,030,561
Bank of Nova Scotia	27,324	1,382,392
Barrick Gold Corp. (a)	29,857	1,407,108
Brookfield Asset Management, Inc. (Class A)	18,722	520,669
Brookfield Properties Corp.	31,333	435,694
Cameco Corp. (a)	12,540	231,534
Canadian Imperial Bank of Commerce (a)	11,360	799,958
Canadian National Railway Co.	16,285	1,094,418
Canadian Natural Resources, Ltd. (a)	33,904	1,001,129
Canadian Pacific Railway, Ltd. (a)	7,472	362,253
Canadian Tire Corp., Ltd. (Class A)	5,571	304,733
Cenovus Energy, Inc.	23,503	727,836
Enbridge, Inc.	30,578	981,559
EnCana Corp. (a)	24,444	473,140
Enerplus Corp. (a)	9,844	244,388
Gildan Activewear, Inc.	13,109	342,176
Goldcorp, Inc.	22,350	1,031,010
Husky Energy, Inc.	12,675	275,990
IGM Financial, Inc. (a)	10,585	452,431
Imperial Oil, Ltd. (a)	14,216	513,498
Kinross Gold Corp.	15,274	228,220
Loblaw Cos., Ltd. (a)	10,111	382,686
Manulife Financial Corp. (a)	44,539	510,336
National Bank of Canada (a)	9,643	646,753
Nexen, Inc. (a)	12,290	192,243
Onex Corp. (a)	17,049	534,351
Penn West Petroleum, Ltd. (a)	13,477	201,111
Potash Corp. of Saskatchewan, Inc.	29,842	1,303,019
Research In Motion, Ltd. (b)	15,476	317,228
Rogers Communications, Inc. (Class B) (a)	15,097	519,677
Royal Bank of Canada (a)	35,454	1,635,161

See accompanying notes to financial statements.

SPDR MSCI ACWI ex-US ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

Shaw Communications, Inc. (a)	16,178	$330,065
Shoppers Drug Mart Corp. (a)	10,157	398,170
SNC-Lavalin Group, Inc.	13,323	562,940
Sun Life Financial, Inc.	17,982	431,927
Suncor Energy, Inc. (a)	35,986	924,126
Talisman Energy, Inc.	39,601	489,478
Teck Resources, Ltd. (Class B)	21,851	648,369
TELUS Corp.	8,198	384,312
Thomson Reuters Corp. (a)	17,772	484,358
TMX Group, Inc.	7,758	304,796
Toronto-Dominion Bank (a)	22,182	1,587,789
TransAlta Corp. (a)	19,341	423,366
TransCanada Corp. (a)	18,383	750,456

		28,379,495

CHILE — 0.3%
Empresa Nacional de Electricidad SA ADR (a)	16,214	702,715
Enersis SA ADR	32,014	541,356

		1,244,071

CHINA — 2.3%
Agricultural Bank of China, Ltd. (a)	680,000	225,364
Bank of China, Ltd.	2,127,436	669,542
Bank of Communications Co., Ltd. (a)	474,710	285,994
China Construction Bank Corp.	1,602,720	986,163
China COSCO Holdings Co., Ltd. (a)	319,259	132,875
China Life Insurance Co., Ltd. (a)	260,000	627,894
China Merchants Bank Co., Ltd. (a)	160,000	246,225
China Petroleum & Chemical Corp.	670,000	660,985
China Shenhua Energy Co., Ltd.	63,500	253,274
China Telecom Corp., Ltd.	806,000	513,537
Hengan International Group Co., Ltd. (a)	30,500	246,633
Huaneng Power International, Inc. (a)	528,000	227,213
Industrial & Commercial Bank of China (a)	1,784,045	875,436
PetroChina Co., Ltd.	650,000	807,412
Ping An Insurance Group Co. of China, Ltd.	65,000	369,055
Tencent Holdings, Ltd.	26,700	563,170
Tingyi Cayman Islands Holding Corp. (a)	124,000	305,510
Yanzhou Coal Mining Co., Ltd.	124,000	272,697
Zijin Mining Group Co., Ltd. (a)	592,000	174,146

		8,443,125

DENMARK — 0.8%
A P Moller — Maersk A/S	65	385,821
Danske Bank A/S (b)	34,966	495,227
DSV A/S	16,853	306,302
Novo Nordisk A/S (Class B)	15,592	1,563,108
Vestas Wind Systems A/S (a)(b)	7,002	114,636

		2,865,094

FINLAND — 1.0%
Elisa Oyj	10,778	222,263
Fortum Oyj	16,058	381,347
Kesko Oyj (Class B)	6,470	200,874
Kone Oyj (Class B)	11,872	570,246
Metso Oyj	14,568	431,769
Neste Oil Oyj	10,300	90,310
Nokia Oyj	37,412	213,231
Outokumpu Oyj (a)	18,732	124,658
Sampo Oyj (Class A)	17,156	435,735
Stora Enso Oyj	43,720	259,391
UPM-Kymmene Oyj	27,585	315,517
Wartsila Oyj	20,621	495,520
YIT Oyj	1	15

		3,740,876

FRANCE — 6.0%
Accor SA (a)	7,737	209,172
Air France-KLM (a)(b)	19,824	147,459
Air Liquide SA	8,644	1,020,362
Alcatel-Lucent (b)	155,090	456,953
Alstom SA	6,896	230,153
AXA SA	43,853	582,492
BNP Paribas	26,847	1,082,420
Bouygues SA (a)	7,360	246,231
Cap Gemini SA	5,078	171,044
Carrefour SA	18,317	421,231
Credit Agricole SA	24,649	172,964
Danone	16,859	1,045,031
Essilor International SA	10,699	775,018
France Telecom SA	55,804	920,929
GDF Suez	31,759	956,192
L’Oreal SA	8,598	846,507
Lagardere SCA	5,866	145,721
LVMH Moet Hennessy Louis Vuitton SA	7,021	938,711
Neopost SA (a)	2,938	216,963
Pernod — Ricard SA (a)	6,013	474,619
Peugeot SA	13,496	292,709
PPR	4,286	560,216
Publicis Groupe SA	7,709	324,879
Renault SA	13,726	461,694
Sanofi-Aventis SA	29,887	1,978,905
Schneider Electric SA	15,264	830,862
Societe Generale	18,427	494,470
Sodexo	4,573	304,233
Technip SA	4,759	386,493
Total SA	61,970	2,763,329
Unibail-Rodamco SE	2,101	379,285
Vallourec SA	3,162	184,547
Veolia Environnement (a)	11,450	170,062
Vinci SA	15,367	668,433
Vivendi SA	37,364	768,763

		21,629,052

GERMANY — 5.1%
Adidas AG	10,115	621,226
Allianz SE	13,284	1,262,948
BASF SE	27,209	1,682,394
Bayer AG	21,711	1,207,424
Commerzbank AG (b)	105,034	267,615
Daimler AG	27,019	1,219,135
Deutsche Bank AG	23,821	841,204
Deutsche Boerse AG (b)	7,934	401,851
Deutsche Lufthansa AG	12,042	157,625
Deutsche Post AG	32,163	415,349

See accompanying notes to financial statements.

SPDR MSCI ACWI ex-US ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

Deutsche Telekom AG	89,145	$1,056,239
E.ON AG	53,420	1,172,222
Fresenius Medical Care AG & Co. KGaA	9,043	619,025
Linde AG	4,249	574,364
MAN SE	4,697	367,972
Merck KGaA	3,322	274,113
Metro AG	5,931	254,087
Muenchener Rueckversicherungs- Gesellschaft AG	6,723	843,844
RWE AG	14,938	555,573
Salzgitter AG	1,970	95,827
SAP AG	27,445	1,410,872
Siemens AG	24,427	2,232,545
ThyssenKrupp AG	11,793	293,432
TUI AG (b)	32,646	169,817
Volkswagen AG	3,858	482,378

		18,479,081

GREECE — 0.1%
Hellenic Telecommunications Organization SA ADR (a)	38,923	85,241
National Bank of Greece SA ADR (a)(b)	187,569	146,285

		231,526

HONG KONG — 3.5%
Bank of East Asia, Ltd. (a)	216,464	671,519
Belle International Holdings, Ltd. (a)	202,000	352,895
Cheung Kong Holdings, Ltd.	65,000	714,731
China Merchants Holdings International Co., Ltd. (a)	127,906	348,323
China Mobile, Ltd.	199,500	1,975,844
China Overseas Land & Investment, Ltd. (a)	132,000	191,945
China Resources Enterprise, Ltd.	134,000	450,984
China Unicom (Hong Kong), Ltd. (a)	268,000	559,083
Citic Pacific, Ltd. (a)	132,000	188,892
CNOOC, Ltd.	600,217	1,002,321
COSCO Pacific, Ltd.	248,594	279,098
Esprit Holdings, Ltd. (a)	53,704	65,882
Hang Lung Properties, Ltd.	132,000	396,776
Henderson Land Development Co., Ltd.	65,210	296,952
Hong Kong & China Gas Co., Ltd.	393,118	889,783
Hong Kong Exchanges and Clearing, Ltd. (a)	53,088	782,195
Hutchison Whampoa, Ltd.	65,000	488,037
Li & Fung, Ltd. (a)	264,000	448,323
New World Development Co., Ltd.	376,541	365,670
Shangri-La Asia, Ltd.	122,333	236,031
Sun Hung Kai Properties, Ltd.	66,440	771,958
Swire Pacific, Ltd.	65,000	672,147
The Link REIT (a)	160,110	508,008

		12,657,397

HUNGARY — 0.2%
MOL Hungarian Oil and Gas NyRt (a)(b)	4,046	275,681
Richter Gedeon NyRt	3,913	535,923

		811,604

INDIA — 1.8%
Dr. Reddy’s Laboratories, Ltd. ADR (a)	25,251	752,480
HDFC Bank, Ltd. ADR (a)	45,145	1,315,977
ICICI Bank, Ltd. ADR (a)	29,382	1,020,143
Infosys Technologies, Ltd. ADR (a)	22,089	1,128,085
Reliance Industries, Ltd. GDR (d)	38,240	1,245,094
Tata Motors, Ltd. ADR (a)	65,147	1,001,961

		6,463,740

INDONESIA — 0.9%
Astra International Tbk PT	255,500	1,850,122
Bank Rakyat Indonesia Persero Tbk PT	1,750,600	1,165,075
Telekomunikasi Indonesia Tbk PT	361,500	312,560

		3,327,757

IRELAND — 0.1%
CRH PLC	7,327	114,478
Elan Corp. PLC (b)	34,305	366,835

		481,313

ISRAEL — 0.5%
Bank Hapoalim BM	127,650	455,589
Bank Leumi Le-Israel BM	116,549	370,026
Teva Pharmaceutical Industries, Ltd. ADR	29,535	1,099,293

		1,924,908

ITALY — 1.7%
Assicurazioni Generali SpA	30,511	488,783
Atlantia SpA	20,999	304,847
Banca Monte dei Paschi di Siena SpA	192,941	108,492
Enel SpA	174,302	776,886
ENI SpA (a)	71,341	1,265,395
Fiat Industrial SpA (b)	46,542	353,753
Fiat SpA (a)	47,281	259,711
Finmeccanica SpA	14,481	101,517
Intesa Sanpaolo SpA	314,418	502,007
Mediaset SpA	36,966	117,546
Mediobanca SpA	20,881	165,715
Pirelli & C. SpA	78,091	562,640
Saipem SpA	13,171	469,356
Telecom Italia SpA	430,065	472,867
UBI Banca ScPA	30,731	115,532
UniCredit SpA	158,177	170,311

		6,235,358

JAPAN — 15.8%
Aeon Co., Ltd. (a)	19,300	262,658
Aisin Seiki Co., Ltd.	12,900	436,137
Asahi Breweries, Ltd. (a)	19,700	421,449
Asahi Glass Co., Ltd. (a)	67,000	662,351
Asahi Kasei Corp. (a)	66,000	401,583
Astellas Pharma, Inc. (a)	19,400	740,210
Bridgestone Corp.	19,700	452,885
Canon, Inc.	26,700	1,229,696
Central Japan Railway Co. (a)	66	579,684
Chubu Electric Power Co., Inc. (a)	26,200	496,943
Chuo Mitsui Trust Holdings, Inc.	60,000	201,609

See accompanying notes to financial statements.

SPDR MSCI ACWI ex-US ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

Credit Saison Co., Ltd. (a)	19,000	$371,964
Daiichi Sankyo Co., Ltd. (a)	26,300	552,750
Daikin Industries, Ltd. (a)	19,400	562,771
Daiwa Securities Group, Inc. (a)	64,000	242,449
Denso Corp.	13,200	430,010
East Japan Railway Co.	13,300	812,701
Eisai Co., Ltd. (a)	6,600	267,579
Electric Power Development Co., Ltd. (a)	6,600	196,253
Elpida Memory, Inc. (a)(b)	26,000	167,307
FANUC Corp. (a)	6,500	913,272
FUJIFILM Holdings Corp. (a)	19,400	456,811
Fujitsu, Ltd. (a)	66,000	315,958
Furukawa Electric Co., Ltd. (a)	66,000	182,382
Hitachi, Ltd. (a)	133,000	671,212
Hokuhoku Financial Group, Inc.	132,000	291,126
Honda Motor Co., Ltd. (a)	46,600	1,389,899
Hoya Corp. (a)	13,200	308,765
Inpex Corp.	67	420,706
ITOCHU Corp. (a)	64,700	627,862
Japan Real Estate Investment Corp.	67	655,397
Japan Retail Fund Investment Corp. (a)	264	426,072
Japan Tobacco, Inc. (a)	129	608,349
JFE Holdings, Inc. (a)	19,400	396,910
JS Group Corp.	12,900	365,344
JSR Corp. (a)	13,200	230,503
JX Holdings, Inc. (a)	116,708	666,211
Kajima Corp. (a)	66,000	220,057
Kamigumi Co., Ltd.	67,000	603,243
KDDI Corp. (a)	66	458,952
Keikyu Corp. (a)	65,423	607,718
Kintetsu Corp. (a)	131,000	496,264
Kobe Steel, Ltd. (a)	132,000	224,338
Komatsu, Ltd. (a)	33,200	731,796
Konica Minolta Holdings, Inc. (a)	33,000	229,048
Kubota Corp. (a)	65,000	530,423
Kyocera Corp. (a)	6,700	568,474
Makita Corp.	6,400	231,738
Marubeni Corp. (a)	64,000	364,504
Marui Group Co., Ltd. (a)	39,500	301,836
Mitsubishi Chemical Holdings Corp. (a)	66,000	452,958
Mitsubishi Corp.	46,400	958,339
Mitsubishi Electric Corp.	67,000	604,113
Mitsubishi Estate Co., Ltd.	66,618	1,095,896
Mitsubishi Heavy Industries, Ltd. (a)	131,000	559,146
Mitsubishi UFJ Financial Group, Inc. (a)	267,000	1,226,233
Mitsui & Co., Ltd. (a)	65,100	957,750
Mitsui Chemicals, Inc. (a)	66,000	223,482
Mizuho Financial Group, Inc. (a)	358,800	530,659
MS&AD Insurance Group Holdings, Inc. (a)	18,700	411,458
Murata Manufacturing Co., Ltd. (a)	6,600	361,767
NEC Corp. (a)(b)	61,000	125,830
Nidec Corp. (a)	6,300	515,737
Nippon Steel Corp. (a)	194,000	563,778
Nippon Telegraph & Telephone Corp.	13,100	633,926
Nippon Yusen KK (a)	66,000	180,669
Nissan Motor Co., Ltd. (a)	66,800	600,576
Nitto Denko Corp. (a)	13,100	525,156
NKSJ Holdings, Inc. (a)	15,484	346,924
Nomura Holdings, Inc. (a)	71,800	266,409
NTT Data Corp. (a)	66	206,700
NTT DoCoMo, Inc.	520	955,942
Obayashi Corp.	66,000	331,370
ORIX Corp. (a)	7,120	567,161
Osaka Gas Co., Ltd. (a)	131,000	547,250
Panasonic Corp. (a)	66,700	652,462
Resona Holdings, Inc.	19,700	95,075
Rohm Co., Ltd. (a)	6,400	337,104
Secom Co., Ltd. (a)	6,600	321,095
Seven & I Holdings Co., Ltd.	26,700	758,255
Sharp Corp. (a)	63,000	536,170
Shin-Etsu Chemical Co., Ltd. (a)	13,100	650,921
Softbank Corp. (a)	26,600	790,960
Sony Corp. (a)	32,600	637,366
Sumitomo Chemical Co., Ltd. (a)	66,000	257,732
Sumitomo Corp. (a)	32,900	412,744
Sumitomo Electric Industries, Ltd.	26,300	312,884
Sumitomo Metal Industries, Ltd. (a)	132,000	277,426
Sumitomo Mitsui Financial Group, Inc. (a)	19,700	563,806
T&D Holdings, Inc. (a)	12,900	123,343
Takeda Pharmaceutical Co., Ltd. (a)	26,700	1,274,728
TDK Corp. (a)	6,600	234,014
Teijin, Ltd. (a)	131,000	477,569
Terumo Corp. (a)	13,100	690,860
The Bank of Yokohama, Ltd. (a)	66,000	334,795
The Chiba Bank, Ltd. (a)	62,000	433,550
The Joyo Bank, Ltd. (a)	66,000	309,964
The Kansai Electric Power Co., Inc. (a)	32,400	566,622
The Shizuoka Bank, Ltd. (a)	67,000	708,420
The Tokyo Electric Power Co., Inc. (a)(b)	45,900	142,916
Tokio Marine Holdings, Inc.	19,700	507,068
Tokyo Electron, Ltd. (a)	6,600	304,826
Tokyo Gas Co., Ltd.	131,000	613,531
Tokyu Corp. (a)	66,000	333,939
Toppan Printing Co., Ltd. (a)	66,000	487,208
Toray Industries, Inc. (a)	66,000	468,371
Toshiba Corp. (a)	66,000	274,001
Toyota Motor Corp.	79,500	2,772,392
Toyota Tsusho Corp. (a)	19,100	332,292
West Japan Railway Co. (a)	13,100	564,245
Yahoo! Japan Corp. (a)	855	268,990
Yamada Denki Co., Ltd. (a)	3,870	273,631
Yamaha Corp.	25,400	279,110
Yamaha Motor Co., Ltd. (a)(b)	26,300	353,487

		57,467,260

LUXEMBOURG — 0.1%
ArcelorMittal	21,538	349,082

MEXICO — 1.0%
America Movil SAB de CV (a)	1,158,359	1,282,342
Cemex SAB de CV (a)(b)	439,260	141,023

See accompanying notes to financial statements.

SPDR MSCI ACWI ex-US ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

Fomento Economico Mexicano SAB de CV (a)	61,383	$400,173
Grupo Financiero Banorte SAB de CV (a)	136,826	407,221
Grupo Modelo SAB de CV	78,047	448,031
Grupo Televisa SA de CV (Series CPO)	119,985	443,510
Telefonos de Mexico SA de CV (a)	458,984	344,825

		3,467,125

NETHERLANDS — 3.2%
Aegon NV (b)	18,340	75,395
Akzo Nobel NV	9,984	446,406
ASML Holding NV	15,752	551,187
European Aeronautic Defence and Space Co. NV	15,442	439,337
Heineken NV	8,337	375,170
ING Groep NV (b)	80,621	576,866
James Hardie Industries SE (b)	80,964	452,461
Koninklijke (Royal) KPN NV	62,818	834,485
Koninklijke Ahold NV	42,783	506,056
Koninklijke DSM NV	8,742	385,596
Koninklijke Philips Electronics NV	38,358	697,350
Reed Elsevier NV	32,572	359,623
Royal Dutch Shell PLC (Class A)	115,448	3,596,898
SBM Offshore NV	12,395	219,022
TNT Express NV	17,181	120,307
TNT NV	18,093	80,351
Unilever NV	53,713	1,711,945
Wolters Kluwer NV	15,877	260,419

		11,688,874

NORWAY — 0.7%
DnB NOR ASA	83,855	848,406
Norsk Hydro ASA	79,766	367,785
StatoilHydro ASA	30,650	663,013
Telenor ASA	25,446	395,711
Yara International ASA	6,522	252,837

		2,527,752

POLAND — 0.1%
Telekomunikacja Polska SA GDR	86,537	457,564

PORTUGAL — 0.1%
Banco Comercial Portugues SA (a)(b)	278,036	72,743
Portugal Telecom SGPS SA	49,217	363,189

		435,932

RUSSIA — 1.0%
Gazprom OAO ADR	152,953	1,482,115
Lukoil OAO ADR	18,977	952,456
Mechel OAO ADR	31,471	320,689
Mobile TeleSystems ADR	30,699	377,598
Tatneft ADR	25,428	631,631

		3,764,489

SINGAPORE — 1.3%
CapitaLand, Ltd. (a)	131,000	248,308
DBS Group Holdings, Ltd.	64,852	589,247
Fraser and Neave, Ltd. (a)	134,000	595,396
Singapore Exchange, Ltd. (a)	133,000	676,686
Singapore Press Holdings, Ltd. (a)	197,000	568,429
Singapore Telecommunications, Ltd. (a)	534,000	1,303,139
United Overseas Bank, Ltd.	67,014	874,252

		4,855,457

SOUTH AFRICA — 1.5%
Anglo Platinum, Ltd. (a)	5,183	357,177
AngloGold Ashanti, Ltd.	13,663	575,984
Discovery Holdings, Ltd.	1	5
FirstRand, Ltd.	128,427	313,116
Gold Fields, Ltd.	31,098	483,001
Harmony Gold Mining Co., Ltd.	27,143	321,937
Impala Platinum Holdings, Ltd.	19,727	403,050
MTN Group, Ltd.	46,671	769,229
Naspers, Ltd.	13,503	589,512
Sanlam, Ltd.	126,302	424,982
Sasol, Ltd.	19,219	800,451
Standard Bank Group, Ltd.	41,228	475,867
Telkom SA, Ltd.	21,446	85,447

		5,599,758

SOUTH KOREA — 3.7%
Hana Financial Group, Inc.	21,500	638,767
Hyundai Development Co.	10,010	142,751
Hyundai Heavy Industries	2,039	486,362
Hyundai Mobis	5,333	1,545,961
Hyundai Motor Co.	4,488	803,844
KB Financial Group, Inc.	15,332	525,144
Kia Motors Corp.	26,345	1,607,916
Korea Electric Power Corp. ADR (b)	18,518	157,403
KT Corp. ADR	13,316	196,811
KT&G Corp.	4,978	310,584
LG Electronics, Inc.	5,339	312,259
NHN Corp. (b)	1,750	337,210
POSCO ADR	9,632	732,128
Samsung C&T Corp.	9,542	566,988
Samsung Electronics Co., Ltd. GDR	6,528	2,316,787
Samsung Fire & Marine Insurance Co., Ltd.	2,028	372,702
Samsung Heavy Industries Co., Ltd.	15,120	356,165
Samsung Securities Co., Ltd.	6,250	275,880
Shinhan Financial Group Co., Ltd.	12,040	429,252
Shinsegae Co., Ltd.	250	58,359
SK Holdings Co., Ltd.	4,170	476,096
SK Innovation Co., Ltd.	4,693	565,686
SK Telecom Co., Ltd. ADR	15,326	215,637

		13,430,692

SPAIN — 2.8%
Abertis Infraestructuras SA (a)	23,968	373,031
Acciona SA	2,552	217,939
Acerinox SA (a)	22,780	258,968
ACS, Actividades de Construccion y Servicios SA (a)	11,156	397,999
Banco Bilbao Vizcaya Argentaria SA	77,355	641,405
Banco Popular Espanol SA (a)	63,155	294,878
Banco Santander SA	196,554	1,641,372
Ferrovial SA	35,117	404,778
Gas Natural SDG SA	21,283	364,938
Iberdrola SA	118,184	804,096

See accompanying notes to financial statements.

SPDR MSCI ACWI ex-US ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

Indra Sistemas SA (a)	27,881	$405,502
Industria de Diseno Textil SA	10,190	879,925
Mapfre SA (a)	74,902	234,960
Repsol YPF SA	29,080	779,552
Telefonica SA	131,236	2,539,945

		10,239,288

SWEDEN — 2.1%
Assa Abloy AB (Class B)	17,177	356,885
Atlas Copco AB (Class B)	39,512	625,914
Hennes & Mauritz AB (Class B)	28,584	860,242
Husqvarna AB (Class B)	79,670	324,911
Nordea Bank AB	98,892	809,198
Sandvik AB	35,391	412,230
Securitas AB (Class B)	21,346	156,951
Skandinaviska Enskilda Banken AB (Class A)	102,283	556,673
Skanska AB (Class B)	21,278	297,103
SKF AB (Class B)	20,684	394,213
Svenska Handelsbanken AB (Class A)	18,180	466,134
Tele2 AB (Class B)	26,507	487,054
Telefonaktiebolaget LM Ericsson (Class B)	91,391	886,871
TeliaSonera AB	62,821	417,453
Volvo AB (Class A)	57,454	575,109

		7,626,941

SWITZERLAND — 6.2%
ABB, Ltd. (b)	63,367	1,100,184
Adecco SA (b)	5,298	210,975
Credit Suisse Group AG (b)	27,317	721,797
Geberit AG (b)	1,967	365,334
Givaudan SA (b)	519	406,263
Holcim, Ltd. (b)	8,284	444,160
Kuehne & Nagel International AG	6,458	730,907
Nestle SA	111,589	6,155,025
Novartis AG	61,340	3,430,664
Roche Holding AG	20,996	3,400,321
SGS SA	268	410,129
Swiss Re Ltd. (b)	8,944	418,693
Syngenta AG (b)	3,497	918,237
The Swatch Group AG	2,210	735,531
UBS AG (b)	89,522	1,038,822
Wolseley PLC	16,404	410,655
Xstrata PLC	45,257	578,675
Zurich Financial Services AG (b)	4,128	868,048

		22,344,420

TAIWAN — 2.1%
Advanced Semiconductor Engineering Inc, ADR (a)	170,950	721,409
AU Optronics Corp. ADR (a)	87,277	345,617
Chunghwa Telecom Co. Ltd ADR	24,627	812,691
Hon Hai Precision Industry Co., Ltd. GDR	362,980	1,644,299
Siliconware Precision Industries Co. ADR (a)	126,088	602,701
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	235,508	2,691,856
United Microelectronics Corp. ADR (a)	459,589	877,815

		7,696,388

THAILAND — 0.5%
Bangkok Bank PCL	301,476	1,435,369
PTT PCL	53,377	446,454

		1,881,823

TURKEY — 0.2%
Akbank TAS	147,048	580,458
Turkiye Is Bankasi	108,336	280,242

		860,700

UNITED KINGDOM — 14.8%
3i Group PLC	77,174	225,656
Anglo American PLC	42,090	1,461,506
AstraZeneca PLC	42,817	1,912,965
BAE Systems PLC	100,866	420,006
Barclays PLC	301,601	758,077
BG Group PLC	103,599	2,003,614
BHP Billiton PLC	50,156	1,357,952
BP PLC	583,982	3,534,290
British American Tobacco PLC	57,606	2,448,518
British Land Co. PLC	71,898	533,133
British Sky Broadcasting Group PLC	42,385	438,422
BT Group PLC	102,159	276,432
Burberry Group PLC	51,267	937,600
Capita Group PLC	27,559	303,310
Centrica PLC	192,689	893,609
Cobham PLC	91,545	249,280
Compass Group PLC	80,149	650,500
Diageo PLC	79,581	1,527,326
Experian PLC	47,021	531,058
G4S PLC	68,718	285,821
GlaxoSmithKline PLC	148,955	3,093,121
Hammerson PLC	59,849	352,606
HSBC Holdings PLC	509,803	3,946,236
ICAP PLC	71,636	460,216
Imperial Tobacco Group PLC	30,390	1,029,205
Inchcape PLC	43	187
Intercontinental Hotels Group PLC	32,032	524,443
International Power PLC (a)	53,804	257,147
J Sainsbury PLC	64,712	277,021
Land Securities Group PLC	33,808	338,116
Lloyds Banking Group PLC (b)	310,110	168,429
Marks & Spencer Group PLC	55,091	269,992
National Grid PLC	135,490	1,347,658
Next PLC	11,027	434,943
Old Mutual PLC	393,650	643,889
Pearson PLC	29,614	525,451
Prudential PLC	40,546	352,131
Reckitt Benckiser Group PLC	20,721	1,056,497
Reed Elsevier PLC	43,118	332,085
Rio Tinto PLC	39,159	1,762,039
Rolls-Royce Holdings PLC (b)	60,748	563,068
Royal Bank of Scotland Group PLC (b)	724,479	265,107
Royal Dutch Shell PLC (Class B)	80,709	2,529,657
RSA Insurance Group PLC	101,438	175,718

See accompanying notes to financial statements.

SPDR MSCI ACWI ex-US ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

SABMiller PLC	26,808	$880,124
Scottish & Southern Energy PLC	35,111	708,312
Severn Trent PLC	19,102	458,557
Smith & Nephew PLC	41,075	372,402
Smiths Group PLC	16,640	259,088
Standard Chartered PLC	39,061	783,129
Standard Life PLC	96,914	301,945
Tesco PLC	231,758	1,364,703
The Sage Group PLC	62,655	250,257
Tullow Oil PLC	6,488	132,301
Unilever PLC	41,320	1,300,883
United Utilities Group PLC	28,865	280,587
Vodafone Group PLC	1,586,953	4,109,958
Whitbread PLC	24,288	599,320
WPP PLC	42,012	393,332

		53,648,935

TOTAL COMMON STOCKS —
(Cost $452,329,493)		361,600,324

WARRANT — 0.0% (e)
SPAIN — 0.0%
Banco Bilbao Vizcaya Argentaria SA (expiring 10/11/20) (a)(b) (Cost $10,558)	77,355	11,417

SHORT TERM INVESTMENTS — 12.7%
UNITED STATES — 12.7%
MONEY MARKET FUNDS — 12.7%
State Street Navigator Securities Lending Prime Portfolio (f)(g)	46,062,418	46,062,418
State Street Institutional Liquid Reserves Fund 0.09% (g)(h)	210,664	210,664

TOTAL SHORT TERM INVESTMENTS —
(Cost $46,273,082)		46,273,082

TOTAL INVESTMENTS — 112.1%
(Cost $498,613,133)		407,884,823
OTHER ASSETS & LIABILITIES — (12.1)%		(44,171,791)

NET ASSETS — 100.0%		$363,713,032

(a)	A portion of the security was on loan at September 30, 2011.
(b)	Non-income producing security.
(c)	Reflects separate holdings of the issuer’s common stock traded on different securities exchanges.
(d)	Security purchased pursuant to Rule 144A of the Securities Act of 1933. This security, which represents 0.3% of net assets as of September 30, 2011, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(e)	Amount shown represents less than 0.05% of net assets.
(f)	Investments of cash collateral for securities loaned.
(g)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(h)	The rate shown is the annualized seven-day yield at period end.
ADR = American Depositary Receipt
GDR = Global Depositary Receipt
PLC = Public Limited Company
REIT = Real Estate Investment Trust

See accompanying notes to financial statements.

SPDR Russell/Nomura PRIME Japan ETF
SCHEDULE OF INVESTMENTS
September 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 98.7%
AIR FREIGHT & LOGISTICS — 0.5%
Yamato Holdings Co., Ltd. (a)	3,780	$69,588

AIRLINES — 0.2%
All Nippon Airways Co., Ltd. (a)	10,000	31,526

AUTO COMPONENTS — 2.9%
Aisin Seiki Co., Ltd. (a)	1,168	39,489
Bridgestone Corp.	3,803	87,428
Denso Corp. (a)	2,647	86,230
FCC Co., Ltd. (a)	984	20,655
Futaba Industrial Co., Ltd. (a)	408	3,181
Keihin Corp. (a)	556	9,673
NGK Spark Plug Co., Ltd. (a)	2,160	29,620
NHK Spring Co., Ltd.	340	3,057
Nifco, Inc. (a)	1,028	26,714
Nissin Kogyo Co., Ltd.	616	9,286
NOK Corp. (a)	1,016	18,559
Showa Corp. (b)	2,012	12,086
Stanley Electric Co., Ltd.	644	9,884
Sumitomo Rubber Industries, Inc. (a)	1,808	23,409
Tokai Rika Co., Ltd.	20	365
Toyo Tire & Rubber Co., Ltd.	3,851	9,742
Toyota Industries Corp.	1,172	34,667

		424,045

AUTOMOBILES — 7.1%
Daihatsu Motor Co., Ltd.	464	8,482
Fuji Heavy Industries, Ltd. (a)	4,347	25,829
Honda Motor Co., Ltd. (a)	9,574	285,556
Isuzu Motors, Ltd.	9,651	42,070
Mazda Motor Corp. (a)(b)	6,123	12,551
Mitsubishi Motors Corp. (a)(b)	26,173	34,974
Nissan Motor Co., Ltd. (a)	13,562	121,931
Suzuki Motor Corp.	2,192	48,970
Toyota Motor Corp.	12,977	452,545
Yamaha Motor Co., Ltd. (a)(b)	1,216	16,344

		1,049,252

BEVERAGES — 1.2%
Asahi Breweries, Ltd. (a)	2,584	55,280
Ito En, Ltd.	1,556	28,706
Kirin Holdings Co., Ltd.	6,207	81,896
Takara Holdings, Inc. (a)	2,479	15,148

		181,030

BUILDING PRODUCTS — 1.4%
Aica Kogyo Co., Ltd. (a)	284	4,115
Asahi Glass Co., Ltd. (a)	6,299	62,271
Daikin Industries, Ltd. (a)	1,432	41,541
JS Group Corp.	1,772	50,185
Nippon Sheet Glass Co., Ltd. (a)	6,000	13,622
TOTO, Ltd. (a)	4,444	39,897

		211,631

CAPITAL MARKETS — 1.0%
Daiwa Securities Group, Inc. (a)	8,482	32,132
Jafco Co., Ltd.	212	4,007
Nomura Holdings, Inc. (a)	21,176	78,572
Okasan Securities Group, Inc.	2,107	7,189
SBI Holdings, Inc. (a)	158	13,959
Tokai Tokyo Financial Holdings, Inc. (a)	3,967	12,198

		148,057

CHEMICALS — 4.5%
Asahi Kasei Corp.	5,859	35,650
Daicel Chemical Industries, Ltd. (a)	2,055	11,864
DIC Corp. (a)	6,391	11,774
Hitachi Chemical Co., Ltd. (a)	976	16,296
JSR Corp. (a)	1,360	23,749
Kaneka Corp. (a)	2,224	12,695
Kansai Paint Co., Ltd. (a)	2,092	20,247
Kuraray Co., Ltd. (a)	2,971	41,050
Mitsubishi Chemical Holdings Corp. (a)	6,123	42,022
Mitsubishi Gas Chemical Co., Inc.	2,268	14,153
Mitsui Chemicals, Inc. (a)	5,843	19,785
Nissan Chemical Industries, Ltd. (a)	2,816	26,706
Nitto Denko Corp. (a)	784	31,429
Shin-Etsu Chemical Co., Ltd. (a)	2,420	120,246
Showa Denko K.K. (a)	7,723	15,430
Sumitomo Chemical Co., Ltd. (a)	9,674	37,777
Taiyo Nippon Sanso Corp. (a)	4,180	29,392
Teijin, Ltd. (a)	6,367	23,211
Tokai Carbon Co., Ltd.	1,828	9,225
Toray Industries, Inc. (a)	7,758	55,055
Tosoh Corp. (a)	5,599	17,797
Ube Industries, Ltd. (a)	9,543	32,190
Zeon Corp. (a)	2,132	19,832

		667,575

COMMERCIAL BANKS — 9.1%
Chuo Mitsui Trust Holdings, Inc. (a)	19,981	67,139
Fukuoka Financial Group, Inc. (a)	6,000	25,454
Hokuhoku Financial Group, Inc.	9,658	21,301
Mitsubishi UFJ Financial Group, Inc. (a)	82,100	377,055
Mizuho Financial Group, Inc. (a)	138,100	204,248
Resona Holdings, Inc.	3,200	15,444
Shinsei Bank, Ltd. (a)	9,726	11,104
Sumitomo Mitsui Financial Group, Inc. (a)	8,000	228,957
Suruga Bank, Ltd.	496	4,878
The 77 Bank, Ltd. (a)	3,803	17,416
The Awa Bank, Ltd. (a)	3,731	25,945
The Bank of Kyoto, Ltd.	1,916	17,226
The Bank of Yokohama, Ltd. (a)	7,947	40,312
The Chiba Bank, Ltd. (a)	6,063	42,397
The Chugoku Bank, Ltd.	1,504	22,361
The Hachijuni Bank, Ltd. (a)	5,719	35,391
The Hiroshima Bank, Ltd. (a)	5,811	29,025
The Hyakugo Bank, Ltd.	4,147	17,808
The Iyo Bank, Ltd.	1,180	12,155
The Joyo Bank, Ltd. (a)	4,155	19,514
The Juroku Bank, Ltd.	5,883	19,539
The Musashino Bank, Ltd.	420	15,202
The Nanto Bank, Ltd. (a)	2,391	14,486
The Nishi-Nippon City Bank, Ltd.	7,799	24,283
The Shizuoka Bank, Ltd. (a)	2,363	24,985
Yamaguchi Financial Group, Inc. (a)	2,076	21,196

		1,354,821

See accompanying notes to financial statements.

SPDR Russell/Nomura PRIME Japan ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

COMMERCIAL SERVICES & SUPPLIES — 1.1%
Aeon Delight Co., Ltd.	200	$4,325
Dai Nippon Printing Co., Ltd. (a)	3,739	39,194
Daiseki Co., Ltd.	400	8,002
Nissha Printing Co., Ltd. (a)	236	2,762
Park24 Co., Ltd. (a)	1,000	12,468
Secom Co., Ltd. (a)	1,368	66,554
Toppan Printing Co., Ltd. (a)	4,299	31,735

		165,040

COMMUNICATIONS EQUIPMENT — 0.0% (c)
Aiphone Co., Ltd.	200	3,892

COMPUTERS & PERIPHERALS — 1.3%
Fujitsu, Ltd. (a)	10,498	50,257
NEC Corp. (b)	11,918	24,584
Seiko Epson Corp. (a)	1,376	17,673
Toshiba Corp. (a)	23,633	98,113

		190,627

CONSTRUCTION & ENGINEERING — 1.4%
Chiyoda Corp.	1,688	16,753
COMSYS Holdings Corp.	2,000	20,005
JGC Corp.	1,760	43,932
Kajima Corp. (a)	7,595	25,323
Maeda Corp.	5,855	22,105
Obayashi Corp.	5,679	28,513
Shimizu Corp. (a)	5,559	24,809
Taisei Corp. (a)	9,995	27,879

		209,319

CONSTRUCTION MATERIALS — 0.1%
Taiheiyo Cement Corp. (a)	9,607	17,823

CONSUMER FINANCE — 0.4%
Acom Co., Ltd. (a)(b)	22	428
Aeon Credit Service Co., Ltd. (a)	1,040	16,164
Credit Saison Co., Ltd.	1,364	26,703
Orient Corp. (b)	4,001	3,945
Promise Co., Ltd. (a)(b)	714	6,105

		53,345

CONTAINERS & PACKAGING — 0.1%
Toyo Seikan Kaisha, Ltd. (a)	1,048	16,166

DISTRIBUTORS — 0.1%
Canon Marketing Japan, Inc.	992	12,201

DIVERSIFIED CONSUMER SERVICES — 0.2%
Benesse Holdings, Inc.	628	27,905

DIVERSIFIED FINANCIAL SERVICES — 0.3%
ORIX Corp. (a)	616	49,069

DIVERSIFIED TELECOMMUNICATION SERVICES — 1.7%
Nippon Telegraph & Telephone Corp.	5,200	251,635

ELECTRIC UTILITIES — 2.6%
Chubu Electric Power Co., Inc. (a)	3,963	75,167
Hokkaido Electric Power Co., Inc. (a)	1,228	18,258
Hokuriku Electric Power Co.	1,412	26,397
Kyushu Electric Power Co., Inc. (a)	2,376	38,624
Shikoku Electric Power Co., Inc. (a)	1,572	43,603
The Chugoku Electric Power Co., Inc. (a)	1,648	29,313
The Kansai Electric Power Co., Inc. (a)	4,811	84,136
The Okinawa Electric Power Co., Inc.	36	1,621
The Tokyo Electric Power Co., Inc. (a)(b)	8,567	26,675
Tohoku Electric Power Co., Inc. (a)	2,843	39,834

		383,628

ELECTRICAL EQUIPMENT — 1.8%
Fuji Electric Holdings Co., Ltd. (a)	6,099	16,062
Fujikura, Ltd.	4,107	13,694
Furukawa Electric Co., Ltd. (a)	3,899	10,774
Mitsubishi Electric Corp.	11,974	107,965
Nidec Corp. (a)	764	62,543
Sumitomo Electric Industries, Ltd.	3,787	45,053
Ushio, Inc. (a)	1,036	15,941

		272,032

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 5.2%
Alps Electric Co., Ltd. (a)	1,768	13,785
Citizen Holdings Co., Ltd.	3,003	15,233
FUJIFILM Holdings Corp. (a)	2,827	66,567
Hamamatsu Photonics K.K. (a)	768	31,336
Hirose Electric Co., Ltd. (a)	408	38,323
Hitachi, Ltd. (a)	25,933	130,876
Horiba, Ltd. (a)	404	12,406
Hoya Corp.	2,632	61,566
Ibiden Co., Ltd. (a)	996	21,424
Keyence Corp. (a)	240	66,632
Kyocera Corp. (a)	992	84,168
Murata Manufacturing Co., Ltd. (a)	1,228	67,311
Nippon Electric Glass Co., Ltd. (a)	3,548	32,774
Oki Electric Industry Co., Ltd. (b)	12,166	11,206
Omron Corp.	1,380	27,500
Shimadzu Corp. (a)	2,312	19,767
TDK Corp. (a)	996	35,315
Yaskawa Electric Corp.	1,604	12,319
Yokogawa Electric Corp. (a)(b)	1,964	18,855

		767,363

FOOD & STAPLES RETAILING — 2.0%
Aeon Co., Ltd. (a)	4,403	59,921
Cawachi, Ltd.	448	8,910
FamilyMart Co., Ltd. (a)	952	36,657
Izumiya Co., Ltd.	3,740	17,468
Lawson, Inc. (a)	400	22,730
Seven & I Holdings Co., Ltd.	4,439	126,063
UNY Co., Ltd.	2,000	18,838

		290,587

FOOD PRODUCTS — 1.1%
Ajinomoto Co., Inc. (a)	4,003	47,778
Hokuto Corp.	400	9,331
Kikkoman Corp. (a)	2,256	26,049
MEIJI Holdings Co., Ltd. (a)	400	19,123
Nissin Foods Holding Co., Ltd. (a)	640	25,906
Sakata Seed Corp.	1,584	24,557
Yakult Honsha Co., Ltd. (a)	564	17,685

		170,429

GAS UTILITIES — 1.0%
Osaka Gas Co., Ltd. (a)	12,150	50,756

See accompanying notes to financial statements.

SPDR Russell/Nomura PRIME Japan ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

Saibu Gas Co., Ltd.	10,273	$27,988
Tokyo Gas Co., Ltd. (a)	13,873	64,974

		143,718

HEALTH CARE EQUIPMENT & SUPPLIES — 0.8%
Nakanishi, Inc.	200	18,241
Olympus Corp. (a)	1,042	32,674
Sysmex Corp. (a)	400	14,504
Terumo Corp. (a)	956	50,417

		115,836

HEALTH CARE PROVIDERS & SERVICES — 0.4%
Medipal Holdings Corp.	1,192	12,171
Miraca Holdings, Inc. (a)	636	28,219
Suzuken Co., Ltd. (a)	632	17,120

		57,510

HOTELS, RESTAURANTS & LEISURE — 0.3%
Oriental Land Co., Ltd. (a)	404	43,346
Round One Corp.	800	5,864

		49,210

HOUSEHOLD DURABLES — 2.8%
Casio Computer Co., Ltd. (a)	2,248	14,436
Funai Electric Co., Ltd. (a)	395	7,784
Haseko Corp. (a)(b)	9,139	5,810
Panasonic Corp.	13,381	130,894
Pioneer Corp. (a)(b)	2,360	10,073
Sangetsu Co., Ltd.	176	4,726
Sekisui Chemical Co., Ltd.	2,079	17,667
Sekisui House, Ltd. (a)	3,679	35,081
Sharp Corp. (a)	5,519	46,970
Sony Corp. (a)	6,811	133,163
Sumitomo Forestry Co., Ltd. (a)	1,368	12,051

		418,655

HOUSEHOLD PRODUCTS — 0.2%
Unicharm Corp. (a)	632	30,542

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.2%
Electric Power Development Co., Ltd. (a)	840	24,978

INDUSTRIAL CONGLOMERATES — 0.5%
Hankyu Hanshin Holdings, Inc.	8,486	36,551
Keihan Electric Railway Co., Ltd. (a)	5,747	27,736
Nisshinbo Holdings, Inc.	1,584	13,995

		78,282

INSURANCE — 2.3%
MS&AD Insurance Group Holdings, Inc. (a)	3,636	80,003
NKSJ Holdings, Inc.	2,000	44,811
Sony Financial Holdings, Inc.	1,600	24,785
T&D Holdings, Inc.	4,220	40,349
The Dai-ichi Life Insurance Co., Ltd.	42	44,245
Tokio Marine Holdings, Inc.	4,447	114,463

		348,656

INTERNET & CATALOG RETAIL — 0.4%
Rakuten, Inc. (a)	50	58,575

INTERNET SOFTWARE & SERVICES — 0.4%
DeNA Co., Ltd. (a)	800	33,939
Yahoo! Japan Corp. (a)	104	32,719

		66,658

IT SERVICES — 0.8%
CSK Corp. (a)(b)(d)	756	2,928
IT Holdings Corp.	832	8,117
Itochu Techno-Solutions Corp. (a)	608	27,608
NET One Systems Co., Ltd. (a)	14	37,216
Nomura Research Institute, Ltd. (a)	300	6,908
NTT Data Corp. (a)	8	25,055
Otsuka Corp.	12	834
TKC Corp.	400	8,428

		117,094

LEISURE EQUIPMENT & PRODUCTS — 1.4%
Namco Bandai Holdings, Inc. (a)	2,232	30,434
Nikon Corp. (a)	1,840	43,995
Roland Corp.	200	1,521
Sankyo Co., Ltd. (a)	640	34,914
Sega Sammy Holdings, Inc.	2,031	48,087
Shimano, Inc. (a)	592	31,681
Yamaha Corp. (a)	1,192	13,099

		203,731

MACHINERY — 5.5%
Amada Co., Ltd.	1,527	10,163
Amano Corp.	1,236	11,209
FANUC Corp. (a)	1,180	165,794
Glory, Ltd.	1,044	24,718
IHI Corp. (a)	10,311	23,142
JTEKT Corp.	1,408	17,116
Kawasaki Heavy Industries, Ltd. (a)	7,978	20,701
Komatsu, Ltd. (a)	5,439	119,887
Komori Corp. (a)	788	5,255
Kubota Corp. (a)	3,663	29,891
Kurita Water Industries, Ltd. (a)	976	27,642
Makita Corp.	976	35,340
Minebea Co., Ltd.	2,255	7,694
Mitsubishi Heavy Industries, Ltd. (a)	19,676	83,983
Mitsui Engineering & Shipbuilding Co., Ltd. (a)	7,567	12,860
Mori Seiki Co., Ltd. (a)	968	8,816
NGK Insulators, Ltd. (a)	2,320	35,546
NSK, Ltd.	2,463	18,405
NTN Corp. (a)	2,495	11,912
OKUMA Corp.	1,648	10,198
OSG Corp.	1,012	12,368
SMC Corp. (a)	420	62,281
Sumitomo Heavy Industries, Ltd. (a)	3,795	19,842
The Japan Steel Works, Ltd.	1,708	10,370
THK Co., Ltd. (a)	1,000	17,008
Toshiba Machine Co., Ltd.	1,944	8,247

		810,388

MARINE — 0.3%
Kawasaki Kisen Kaisha, Ltd. (a)	5,759	12,178
Mitsui OSK Lines, Ltd. (a)	4,491	17,479
Nippon Yusen KK (a)	7,995	21,886

		51,543

See accompanying notes to financial statements.

SPDR Russell/Nomura PRIME Japan ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

MEDIA — 0.6%
Dentsu, Inc. (a)	1,600	$51,355
Jupiter Telecommunications Co.	8	8,666
Toho Co., Ltd. (a)	1,352	23,837

		83,858

METALS & MINING — 2.5%
Daido Steel Co., Ltd. (a)	2,199	13,294
Dowa Holdings Co., Ltd.	1,767	9,972
JFE Holdings, Inc.	3,047	62,339
Kobe Steel, Ltd. (a)	17,645	29,988
Mitsubishi Materials Corp. (a)	8,027	19,890
Mitsui Mining & Smelting Co., Ltd.	5,839	15,302
Nippon Steel Corp. (a)	27,755	80,658
Nisshin Steel Co., Ltd. (a)	5,951	10,809
Sumitomo Metal Industries, Ltd. (a)	24,340	51,156
Sumitomo Metal Mining Co., Ltd. (a)	3,575	48,097
Tokyo Steel Manufacturing Co., Ltd. (a)	1,044	10,050
Yodogawa Steel Works, Ltd.	3,963	18,458

		370,013

MULTILINE RETAIL — 0.7%
Isetan Mitsukoshi Holdings, Ltd. (a)	2,441	24,986
J Front Retailing Co., Ltd.	3,778	18,184
Marui Group Co., Ltd. (a)	2,616	19,990
Ryohin Keikaku Co., Ltd. (a)	236	13,135
Takashimaya Co., Ltd.	2,332	17,185
The Daiei, Inc. (b)	1,402	5,184

		98,664

OFFICE ELECTRONICS — 2.9%
Brother Industries, Ltd. (a)	1,832	21,795
Canon, Inc.	7,558	348,091
Konica Minolta Holdings, Inc. (a)	4,075	28,284
Ricoh Co., Ltd. (a)	3,555	30,163

		428,333

OIL, GAS & CONSUMABLE FUELS — 1.1%
Cosmo Oil Co., Ltd.	5,927	14,917
Inpex Corp. (a)	8	50,234
JX Holdings, Inc. (a)	14,500	82,771
TonenGeneral Sekiyu K.K.	1,547	17,923

		165,845

PAPER & FOREST PRODUCTS — 0.4%
Nippon Paper Group, Inc. (a)	800	21,464
OJI Paper Co., Ltd. (a)	5,839	32,346

		53,810

PERSONAL PRODUCTS — 1.1%
Kao Corp.	3,239	90,934
Mandom Corp.	1,016	30,461
Shiseido Co., Ltd. (a)	1,832	35,818

		157,213

PHARMACEUTICALS — 5.3%
Astellas Pharma, Inc. (a)	2,771	105,728
Chugai Pharmaceutical Co., Ltd.	1,616	27,653
Daiichi Sankyo Co., Ltd. (a)	4,051	85,140
Dainippon Sumitomo Pharma Co., Ltd. (a)	960	10,674
Eisai Co., Ltd. (a)	1,540	62,435
Hisamitsu Pharmaceutical Co., Inc. (a)	404	19,498
Kissei Pharmaceutical Co., Ltd.	1,000	21,990
Kyowa Hakko Kirin Co., Ltd.	1,833	20,641
Mitsubishi Tanabe Pharma Corp.	2,000	37,390
Mochida Pharmaceutical Co., Ltd.	2,000	23,041
Nichi-iko Pharmaceutical Co., Ltd. (a)	200	5,371
Ono Pharmaceutical Co., Ltd. (a)	432	25,921
Santen Pharmaceutical Co., Ltd. (a)	956	40,185
Seikagaku Corp. (a)	800	9,424
Shionogi & Co., Ltd. (a)	1,996	29,857
Taisho Pharmaceutical Co., Ltd. (d)	1,000	24,572
Takeda Pharmaceutical Co., Ltd.	4,955	236,565
Torii Pharmaceutical Co., Ltd.	200	4,146
Tsumura & Co.	100	3,207

		793,438

PROFESSIONAL SERVICES — 0.1%
Meitic Corp. (a)	812	15,675

REAL ESTATE MANAGEMENT & DEVELOPMENT — 3.0%
Daikyo, Inc. (b)	4,256	6,957
Daito Trust Construction Co., Ltd. (a)	764	70,770
Daiwa House Industry Co., Ltd. (a)	4,363	56,830
Heiwa Real Estate Co., Ltd. (a)	4,856	10,521
Leopalace21 Corp. (a)(b)	1,044	2,316
Mitsubishi Estate Co., Ltd. (a)	8,111	133,430
Mitsui Fudosan Co., Ltd.	5,923	95,515
Sumitomo Realty & Development Co., Ltd.	1,843	36,033
Tokyo Tatemono Co., Ltd. (a)	3,540	10,930
Tokyu Land Corp.	5,664	20,648

		443,950

ROAD & RAIL — 4.0%
Central Japan Railway Co. (a)	10	87,831
East Japan Railway Co.	2,400	146,653
Keikyu Corp. (a)	4,355	40,454
Keisei Electric Railway Co., Ltd.	2,147	14,707
Kintetsu Corp. (a)	12,038	45,603
Nagoya Railroad Co., Ltd.	8,362	24,518
Nankai Electric Railway Co., Ltd.	6,111	27,035
Nippon Express Co., Ltd. (a)	7,555	32,541
Odakyu Electric Railway Co., Ltd. (a)	2,483	23,773
Sotetsu Holdings, Inc. (a)	8,254	27,735
Tobu Railway Co., Ltd. (a)	6,007	28,523
Tokyu Corp. (a)	6,391	32,336
West Japan Railway Co. (a)	1,400	60,301

		592,010

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.0%
Advantest Corp. (a)	1,216	13,378
Dainippon Screen Manufacturing Co., Ltd.	364	2,276
Disco Corp. (a)	384	18,533
Elpida Memory, Inc. (a)(b)	1,576	10,141
Rohm Co., Ltd. (a)	576	30,339
Sanken Electric Co., Ltd. (a)	2,404	9,325
Shinko Electric Industries Co., Ltd. (a)	592	4,286
Sumco Corp. (a)(b)	1,046	9,961

See accompanying notes to financial statements.

SPDR Russell/Nomura PRIME Japan ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

Tokyo Electron, Ltd. (a)	1,040	$48,033

		146,272

SOFTWARE — 1.0%
Konami Corp.	792	26,910
Nintendo Co., Ltd. (a)	648	95,502
NSD Co., Ltd. (a)	832	6,865
Square Enix Holdings Co., Ltd. (a)	796	14,489
Trend Micro, Inc. (a)	368	11,649

		155,415

SPECIALTY RETAIL — 1.5%
Aoyama Trading Co., Ltd. (a)	984	17,221
Autobacs Seven Co., Ltd.	180	8,092
Fast Retailing Co., Ltd.	176	31,944
Hikari Tsushin, Inc.	184	4,402
Nitori Holding Co., Ltd.	210	21,251
Sanrio Co., Ltd. (a)	448	21,214
Shimachu Co., Ltd.	984	23,847
Shimamura Co., Ltd. (a)	232	24,560
USS Co., Ltd.	400	34,250
Yamada Denki Co., Ltd. (a)	600	42,424

		229,205

TEXTILES, APPAREL & LUXURY GOODS — 0.6%
Asics Corp. (a)	2,064	28,411
Gunze, Ltd. (a)	4,223	13,971
Onward Holdings Co., Ltd.	1,580	12,647
The Japan Wool Textile Co., Ltd. (a)	2,031	18,286
Toyobo Co., Ltd.	8,302	12,279

		85,594

TOBACCO — 0.9%
Japan Tobacco, Inc. (a)	30	141,476

TRADING COMPANIES & DISTRIBUTORS — 4.2%
Hanwa Co., Ltd. (a)	2,207	10,079
Inaba Denki Sangyo Co., Ltd.	956	29,593
ITOCHU Corp. (a)	8,566	83,126
Iwatani Corp.	6,451	22,262
Marubeni Corp. (a)	10,402	59,243
Mitsubishi Corp.	7,607	157,114
Mitsui & Co., Ltd. (a)	10,002	147,149
Sojitz Corp. (a)	8,428	15,636
Sumitomo Corp. (a)	6,375	79,977
Toyota Tsusho Corp.	1,039	18,076

		622,255

TRANSPORTATION INFRASTRUCTURE — 0.3%
Kamigumi Co., Ltd.	2,395	21,564
Mitsubishi Logistics Corp. (a)	2,216	24,235

		45,799

WIRELESS TELECOMMUNICATION SERVICES — 2.9%
KDDI Corp. (a)	18	125,169
NTT DoCoMo, Inc. (a)	98	180,158
Softbank Corp. (a)	4,415	131,281

		436,608

TOTAL COMMON STOCKS —
(Cost $17,749,494)		14,659,395

SHORT TERM INVESTMENTS — 29.6%
UNITED STATES — 29.6%
MONEY MARKET FUNDS — 29.6%
State Street Navigator Securities Lending Prime Portfolio (e)(f)	4,380,135	4,380,135
State Street Institutional Liquid Reserves Fund 0.09% (f)(g)	6,856	6,856

TOTAL SHORT TERM INVESTMENTS —
(Cost $4,386,991)		4,386,991

TOTAL INVESTMENTS — 128.3%
(Cost $22,136,485)		19,046,386
OTHER ASSETS & LIABILITIES — (28.3)%		(4,199,906)

NET ASSETS — 100.0%		$14,846,480

(a)	A portion of the security was on loan at September 30, 2011.
(b)	Non-income producing security.
(c)	Amount shown represents less than 0.05% of net assets.
(d)	Securities are valued at fair value as determined in good faith by the Trust’s Pricing and Investment Committee in accordance with procedures approved by the Board of Trustees. Securities’ values are determined based on Level 2 inputs. (Note 2)
(e)	Investments of cash collateral for securities loaned.
(f)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(g)	The rate shown is the annualized seven-day yield at period end.

See accompanying notes to financial statements.

SPDR Russell/Nomura Small Cap Japan ETF
SCHEDULE OF INVESTMENTS
September 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 98.6%
JAPAN — 98.6%
AIR FREIGHT & LOGISTICS — 0.3%
Kintetsu World Express, Inc. (a)	9,500	$274,475

AUTO COMPONENTS — 5.1%
Ahresty Corp.	10,100	67,220
FCC Co., Ltd. (a)	13,613	285,753
Futaba Industrial Co., Ltd. (a)	18,794	146,539
Kayaba Industry Co., Ltd. (a)	40,902	232,952
Keihin Corp.	13,841	240,799
Musashi Seimitsu Industry Co., Ltd.	8,152	198,512
NHK Spring Co., Ltd.	38,000	341,645
Nifco, Inc. (a)	17,479	454,209
Nissan Shatai Co., Ltd.	47,000	387,805
Nissin Kogyo Co., Ltd.	17,034	256,792
Press Kogyo Co., Ltd. (a)	39,569	179,672
Showa Corp. (a)(b)	22,139	132,983
Takata Corp.	9,700	223,372
The Yokohama Rubber Co., Ltd. (a)	46,986	276,747
Tokai Rika Co., Ltd. (a)	14,000	255,371
Topre Corp.	24,234	242,717
Toyo Tire & Rubber Co., Ltd.	56,372	142,612
Toyoda Gosei Co., Ltd. (a)	12,200	234,567
Toyota Boshoku Corp. (a)	13,300	193,254
TS Tech Co., Ltd. (a)	12,300	182,553
Unipres Corp. (a)	12,400	339,279

		5,015,353

BEVERAGES — 1.2%
Coca-Cola West Co. Ltd.	13,800	266,046
Ito En, Ltd.	17,700	326,536
Mikuni Coca-Cola Bottling Co., Ltd.	39,845	363,919
Sapporo Holdings, Ltd. (a)	56,000	210,690

		1,167,191

BUILDING PRODUCTS — 2.2%
Aica Kogyo Co., Ltd. (a)	23,519	340,824
Bunka Shutter Co., Ltd.	76,577	238,434
Central Glass Co., Ltd. (a)	77,309	381,129
Nichias Corp. (a)	41,000	241,489
Nitto Boseki Co., Ltd. (a)	84,020	260,519
Noritz Corp.	9,965	230,121
Sankyo-Tateyama Holdings, Inc. (b)	174,467	230,872
Sanwa Holdings Corp. (a)	88,910	295,290

		2,218,678

CAPITAL MARKETS — 0.9%
Jafco Co., Ltd. (a)	8,100	153,110
Matsui Securities Co., Ltd (a)	23,800	108,996
Monex Group, Inc. (a)	398	62,633
Okasan Securities Group, Inc.	47,447	161,891
Tokai Tokyo Financial Holdings, Inc.	85,721	263,569
Toyo Securities Co., Ltd.	75,457	112,578

		862,777

CHEMICALS — 6.3%
ADEKA Corp.	35,013	379,292
Asahi Organic Chemicals Industry Co., Ltd.	55,540	155,639
C. Uyemura & Co., Ltd.	3,576	129,669
DIC Corp. (a)	144,000	265,283
Fujikura Kasei Co., Ltd.	30,538	154,116
Fujimi, Inc.	9,473	113,312
Ishihara Sangyo Kaisha, Ltd. (a)(b)	167,811	206,825
Kureha Corp.	44,000	191,801
Lintec Corp.	17,708	356,320
Nippon Paint Co., Ltd. (a)	50,000	406,720
Nippon Shokubai Co., Ltd. (a)	33,000	415,283
Nippon Soda Co., Ltd.	46,065	211,560
Nippon Valqua Industries, Ltd.	52,025	141,064
NOF Corp. (a)	58,731	310,113
Okamoto Industries, Inc. (a)	89,841	382,302
Sumitomo Bakelite Co., Ltd. (a)	53,000	286,041
Taiyo Holdings Co., Ltd. (a)	11,900	333,317
Toagosei Co., Ltd.	80,000	396,471
Tokai Carbon Co., Ltd. (a)	53,542	270,211
Tokyo Ohka Kogyo Co., Ltd. (a)	12,500	255,903
Tosoh Corp. (a)	61,000	193,889
Toyo Ink Manufacturing Co., Ltd.	57,000	227,763
Zeon Corp. (a)	43,000	399,987

		6,182,881

COMMERCIAL BANKS — 9.3%
Aozora Bank, Ltd. (a)	194,290	451,192
Bank of the Ryukyus, Ltd. (a)	17,681	242,689
Kansai Urban Banking Corp.	144,000	265,283
Kiyo Holdings, Inc.	265,754	413,732
Sapporo Hokuyo Holdings, Inc.	84,800	303,643
Senshu Ikeda Holdings, Inc. (a)	127,300	211,396
Shinsei Bank, Ltd. (a)	226,000	258,018
The 77 Bank, Ltd. (a)	50,000	228,983
The Aichi Bank, Ltd.	3,749	238,082
The Awa Bank, Ltd. (a)	81,000	563,259
The Bank of Iwate, Ltd. (a)	4,756	239,713
The Bank of Nagoya, Ltd. (a)	50,000	175,791
The Bank of Okinawa, Ltd. (a)	7,900	367,942
The Daishi Bank, Ltd.	87,000	300,234
The Fukushima Bank, Ltd. (b)	366,478	185,426
The Higo Bank, Ltd.	53,000	321,796
The Hokkoku Bank, Ltd.	52,000	195,641
The Hyakugo Bank, Ltd.	85,000	365,010
The Hyakujushi Bank, Ltd. (a)	76,000	351,012
The Juroku Bank, Ltd.	89,000	295,589
The Kagoshima Bank, Ltd. (a)	46,000	337,182
The Keiyo Bank, Ltd.	60,000	327,712
The Musashino Bank, Ltd.	10,100	365,581
The Nagano Bank, Ltd.	130,534	303,134
The Nanto Bank, Ltd. (a)	58,000	351,401
The Shikoku Bank, Ltd. (a)	92,000	381,941
The Taiko Bank, Ltd. (a)	90,000	284,899
The Tochigi Bank, Ltd.	46,846	182,935
The Tokyo Tomin Bank, Ltd.	13,105	172,908
Tomato Bank, Ltd.	143,872	266,914
TOMONY Holdings, Inc. (a)	46,605	213,435

		9,162,473

COMMERCIAL SERVICES & SUPPLIES — 2.0%
Aeon Delight Co., Ltd.	7,900	170,852
Asahi Holdings, Inc. (a)	8,500	181,623
Daiseki Co., Ltd.	11,293	225,919
Duskin Co., Ltd.	21,600	443,882

See accompanying notes to financial statements.

SPDR Russell/Nomura Small Cap Japan ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

Moshi Moshi Hotline, Inc. (a)	17,744	$174,724
Nissha Printing Co., Ltd. (a)	5,400	63,191
Okamura Corp. (a)	38,884	295,111
Oyo Corp.	60	632
Park24 Co., Ltd. (a)	30,585	381,320

		1,937,254

COMMUNICATIONS EQUIPMENT — 0.6%
Aiphone Co., Ltd.	10,006	194,720
Denki Kogyo Co., Ltd.	45,303	183,375
Hitachi Kokusai Electric, Inc. (a)	30,634	199,113

		577,208

COMPUTERS & PERIPHERALS — 0.5%
Eizo Nanao Corp.	11,900	263,690
Melco Holdings, Inc.	4,200	132,462
Wacom Co., Ltd.	82	96,596

		492,748

CONSTRUCTION & ENGINEERING — 4.1%
Chiyoda Corp. (a)	36,000	357,291
Chugai Ro Co., Ltd. (a)	75,522	252,785
Kandenko Co., Ltd. (a)	41,000	193,617
Kinden Corp. (a)	43,924	382,369
Kyowa Exeo Corp. (a)	36,776	354,973
Kyudenko Corp. (a)	50,657	349,631
Maeda Corp.	59,158	223,339
Maeda Road Construction Co., Ltd. (a)	35,000	388,233
Mirait Holdings Corp. (a)	30,600	244,943
Penta-Ocean Construction Co., Ltd. (a)	149,500	440,276
Sanki Engineering Co., Ltd.	33,196	186,480
Toda Corp.	74,000	293,773
Tokyu Construction Co., Ltd.	71,652	219,381
Toyo Engineering Corp.	42,000	141,671

		4,028,762

CONSTRUCTION MATERIALS — 0.9%
Sumitomo Osaka Cement Co., Ltd. (a)	127,000	433,329
Taiheiyo Cement Corp. (a)	227,000	421,134

		854,463

CONSUMER FINANCE — 0.9%
Acom Co., Ltd. (a)(b)	9,470	184,289
Aeon Credit Service Co., Ltd. (a)	23,500	365,244
Aiful Corp. (a)(b)	29,050	42,587
Orient Corp. (b)	93,500	92,190
Promise Co., Ltd. (a)(b)	23,000	196,640

		880,950

CONTAINERS & PACKAGING — 0.9%
FP Corp. (a)	4,800	343,747
Fuji Seal International, Inc.	12,470	246,391
Rengo Co., Ltd. (a)	39,000	300,545

		890,683

DISTRIBUTORS — 0.6%
Canon Marketing Japan, Inc.	14,800	182,024
Yokohama Reito Co., Ltd. (a)	54,280	414,071

		596,095

DIVERSIFIED FINANCIAL SERVICES — 1.3%
Century Tokyo Leasing Corp.	19,300	386,350
Fuyo General Lease Co., Ltd.	5,600	209,310
Japan Securities Finance Co., Ltd. (a)	30,419	156,673
Mitsubishi UFJ Lease & Finance Co., Ltd.	8,930	362,043
Ricoh Leasing Co., Ltd.	9,567	214,848

		1,329,224

ELECTRIC UTILITIES — 0.2%
The Okinawa Electric Power Co., Inc.	5,600	252,102

ELECTRICAL EQUIPMENT — 1.8%
Daihen Corp.	46,971	180,986
Fuji Electric Holdings Co., Ltd. (a)	144,000	379,242
Hitachi Cable, Ltd. (a)(b)	60,000	158,018
Mabuchi Motor Co., Ltd. (a)	4,500	210,755
Nippon Carbon Co., Ltd.	49,000	156,383
Nippon Signal Co., Ltd. (a)	23,500	185,671
Sinfonia Technology Co., Ltd. (a)	85,826	229,374
SWCC Showa Holdings Co., Ltd. (a)(b)	148,075	147,921
Toyo Tanso Co., Ltd. (a)	3,100	130,708

		1,779,058

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 4.2%
Anritsu Corp. (a)	34,000	380,669
Daiwabo Holdings Co., Ltd.	44,635	100,759
ESPEC Corp.	17,531	120,543
Hakuto Co., Ltd.	26,211	252,997
Hitachi High-Technologies Corp. (a)	14,500	294,778
Horiba, Ltd. (a)	10,365	318,292
Hosiden Corp. (a)	17,895	128,153
Japan Cash Machine Co., Ltd. (a)	26,624	246,966
Koa Corp. (a)	21,591	236,134
Meiko Electronics Co., Ltd. (b)	4,100	41,489
Nichicon Corp. (a)	17,100	209,202
Nidec Sankyo Corp.	30,917	184,106
Nihon Dempa Kogyo Co., Ltd. (a)	7,795	87,780
Nippon Ceramic Co., Ltd.	9,023	179,102
Nippon Chemi-Con Corp. (a)	38,432	140,106
Oki Electric Industry Co., Ltd. (b)	215,000	198,041
Ryosan Co., Ltd. (a)	12,896	287,266
Ryoyo Electro Corp.	27,004	257,498
Star Micronics Co., Ltd. (a)	15,469	154,128
Taiyo Yuden Co., Ltd. (a)	28,900	214,463
Topcon Corp. (a)	19,019	95,490

		4,127,962

ENERGY EQUIPMENT & SERVICES — 0.1%
Shinko Plantech Co., Ltd.	14,886	141,174

FOOD & STAPLES RETAILING — 2.4%
Cawachi, Ltd.	9,935	197,591
Circle K Sunkus Co., Ltd.	23,798	403,837
Izumiya Co., Ltd.	45,933	214,529
Matsumotokiyoshi Holdings Co., Ltd. (a)	13,600	279,128
Ministop Co., Ltd. (a)	13,394	253,527
Sugi Pharmacy Co., Ltd. (a)	12,400	350,379
Sundrug Co., Ltd. (a)	10,100	319,327

See accompanying notes to financial statements.

SPDR Russell/Nomura Small Cap Japan ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

Tsuruha Holdings, Inc.	5,700	$318,351

		2,336,669

FOOD PRODUCTS — 5.7%
Ariake Japan Co., Ltd. (a)	13,464	275,463
Ezaki Glico Co., Ltd. (a)	31,000	400,571
Fuji Oil Co., Ltd. (a)	19,300	320,999
Fujicco Co., Ltd.	24,657	330,445
Hokuto Corp.	14,421	336,390
Kewpie Corp.	42,200	615,918
Marudai Food Co., Ltd.	124,417	460,026
Maruha Nichiro Holdings, Inc. (a)	136,000	269,953
Megmilk Snow Brand Co., Ltd. (a)	21,500	445,174
Mitsui Sugar Co., Ltd.	50,497	215,536
Morinaga Milk Industry Co., Ltd. (a)	57,000	254,385
Nakamuraya Co., Ltd. (a)	67,952	372,907
Nichirei Corp. (a)	74,000	344,655
Nippon Suisan Kaisha, Ltd. (a)	76,275	290,930
Riken Vitamin Co., Ltd.	10,980	327,634
Yamazaki Baking Co., Ltd. (a)	25,000	382,071

		5,643,057

GAS UTILITIES — 0.3%
Shizuoka Gas Co., Ltd.	44,319	301,286

HEALTH CARE EQUIPMENT & SUPPLIES — 1.4%
Asahi Intecc Co., Ltd.	5,300	142,539
Fukuda Denshi Co., Ltd.	9,286	283,110
Nakanishi, Inc.	3,147	287,019
Nihon Kohden Corp.	10,100	274,513
Nipro Corp. (a)	24,600	233,936
Paramount Bed Co., Ltd. (c)	5,710	156,232

		1,377,349

HOTELS, RESTAURANTS & LEISURE — 1.9%
Doutor Nichires Holdings Co., Ltd.	17,175	218,364
Joban Kosan Co., Ltd. (a)(b)	261,000	287,818
MOS Food Services, Inc. (a)	21,314	436,898
Ohsho Food Service Corp.	10,500	254,735
Round One Corp. (a)	14,400	105,553
Tokyo Dome Corp. (b)	75,085	173,393
Zensho Co., Ltd. (a)	31,046	440,235

		1,916,996

HOUSEHOLD DURABLES — 1.9%
Arnest One Corp. (a)	21,600	225,584
Clarion Co., Ltd. (a)(b)	49,000	82,006
Foster Electric Co. Ltd. (a)	5,300	63,809
France Bed Holdings Co., Ltd. (a)	174,734	290,165
Funai Electric Co., Ltd. (a)	5,900	116,270
Haseko Corp. (a)(b)	318,000	202,154
JVC Kenwood Holdings, Inc. (a)(b)	18,900	76,502
Misawa Homes Holdings, Inc. (a)(b)	21,566	144,930
Pioneer Corp. (a)(b)	50,200	214,268
Sumitomo Forestry Co., Ltd. (a)	48,600	428,119

		1,843,807

HOUSEHOLD PRODUCTS — 0.7%
Lion Corp. (a)	79,000	478,633
Pigeon Corp. (a)	5,800	239,660

		718,293

INDUSTRIAL CONGLOMERATES — 0.2%
Katakura Industries Co., Ltd.	18,180	188,451

INTERNET & CATALOG RETAIL — 0.5%
Senshukai Co., Ltd.	35,824	271,887
Start Today Co. Ltd. (a)	8,300	184,133

		456,020

INTERNET SOFTWARE & SERVICES — 1.4%
Access Co., Ltd. (a)(b)	79	56,575
eAccess, Ltd. (a)	396	101,774
GMO Internet, Inc. (a)	32,400	130,306
Gree, Inc. (a)	18,600	574,071
Kakaku.com, Inc. (a)	9,600	400,415
Mixi, Inc. (a)	23	84,117

		1,347,258

IT SERVICES — 2.2%
CSK Corp. (a)(b)(c)	18,400	71,270
Ines Corp.	40,660	275,885
IT Holdings Corp.	21,637	211,093
Itochu Techno-Solutions Corp. (a)	9,800	444,992
NET One Systems Co., Ltd. (a)	101	268,486
Obic Co., Ltd. (a)	2,201	430,320
Otsuka Corp.	4,100	285,106
Transcosmos, Inc.	12,967	157,798

		2,144,950

LEISURE EQUIPMENT & PRODUCTS — 0.9%
Heiwa Corp.	19,800	354,489
Roland Corp.	17,076	129,820
Tomy Co., Ltd.	23,000	180,825
Universal Entertainment Corp. (a)	7,800	236,692

		901,826

MACHINERY — 6.4%
Amano Corp.	25,932	235,164
Asahi Diamond Industrial Co., Ltd. (a)	7,042	99,856
CKD Corp.	18,805	112,713
Daifuku Co., Ltd. (a)	37,681	204,831
Fuji Machine Manufacturing Co., Ltd.	10,171	182,756
Furukawa Co., Ltd. (a)(b)	133,280	131,413
Glory, Ltd.	10,200	241,502
Hino Motors, Ltd. (a)	58,998	356,682
Hitachi Zosen Corp. (a)	266,226	400,651
Iseki & Co., Ltd. (a)(b)	43,000	106,552
Juki Corp. (a)	48,450	93,657
Kitz Corp. (a)	28,302	144,301
Komori Corp. (a)	17,840	118,964
Kyokuto Kaihatsu Kogyo Co., Ltd.	44,140	259,411
Makino Milling Machine Co., Ltd. (a)	34,739	207,767
Meidensha Corp. (a)	46,000	174,260
Miura Co., Ltd. (a)	9,500	281,500
Mori Seiki Co., Ltd. (a)	22,600	205,828
Nachi-Fujikoshi Corp. (a)	83,418	413,410
Namura Shipbuilding Co., Ltd.	23,000	74,598
Nippon Sharyo, Ltd.	37,970	164,037
Nippon Thompson Co., Ltd. (a)	31,511	191,323
OKUMA Corp. (a)	34,192	211,593
OSG Corp. (a)	23,100	282,307
Ryobi, Ltd.	40,723	187,554
Shima Seiki Manufacturing, Ltd. (a)	8,700	162,081

See accompanying notes to financial statements.

SPDR Russell/Nomura Small Cap Japan ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

Sintokogio, Ltd.	22,019	$217,105
Tadano, Ltd. (a)	41,913	295,261
Toshiba Machine Co., Ltd. (a)	45,009	190,944
Tsubakimoto Chain Co.	46,124	243,545
Union Tool Co. (a)	5,832	102,673

		6,294,239

MARINE — 0.2%
Iino Kaiun Kaisha, Ltd. (a)	39,806	212,767

MEDIA — 3.0%
Asatsu-DK, Inc. (a)	7,900	220,048
Avex Group Holdings, Inc. (a)	13,392	164,533
CyberAgent, Inc. (a)	124	335,418
Daiichikosho Co., Ltd.	18,981	376,271
Hakuhodo DY Holdings, Inc. (a)	5,370	315,944
Kadokawa Group Holdings, Inc. (a)	8,987	314,801
Shochiku Co., Ltd. (a)	43,243	409,541
SKY Perfect JSAT Holdings, Inc. (a)	863	453,444
Tokyo Broadcasting System Holdings, Inc.	18,700	232,416
Zenrin Co., Ltd.	14,224	141,908

		2,964,324

METALS & MINING — 3.3%
Aichi Steel Corp. (a)	41,000	246,808
Daido Steel Co., Ltd. (a)	57,000	344,603
Godo Steel, Ltd. (a)	41,440	95,697
Maruichi Steel Tube, Ltd.	14,300	340,803
Nakayama Steel Works, Ltd. (b)	79,212	90,434
Nippon Denko Co., Ltd. (a)	49,000	262,545
Nippon Yakin Kogyo Co., Ltd. (b)	38,000	65,075
Nisshin Steel Co., Ltd. (a)	148,000	268,812
OSAKA Titanium Technologies Co. (a)	5,800	245,304
Sanyo Special Steel Co., Ltd. (a)	44,750	254,288
Sumitomo Light Metal Industries, Ltd. (b)	177,135	158,567
Toho Titanium Co., Ltd. (a)	9,100	153,949
Toho Zinc Co., Ltd. (a)	39,796	150,758
Tokyo Rope Manufacturing Co., Ltd. (a)	56,654	124,215
Tokyo Steel Manufacturing Co., Ltd. (a)	22,100	212,743
Yamato Kogyo Co., Ltd. (a)	9,300	246,255

		3,260,856

MULTILINE RETAIL — 1.3%
Don Quijote Co., Ltd.	10,100	364,664
H2O Retailing Corp. (a)	46,107	370,866
Matsuya Co., Ltd. (b)	13,008	84,717
Parco Co., Ltd.	26,525	208,539
Ryohin Keikaku Co., Ltd. (a)	5,100	283,848

		1,312,634

OFFICE ELECTRONICS — 0.1%
Riso Kagaku Corp.	7,547	137,272

OIL, GAS & CONSUMABLE FUELS — 0.7%
Cosmo Oil Co., Ltd. (a)	93,000	234,068
Itochu Enex Co., Ltd. (a)	44,104	259,200
Japan Petroleum Exploration Co.	5,700	210,385

		703,653

PAPER & FOREST PRODUCTS — 0.4%
Daio Paper Corp. (a)	37,940	356,364

PERSONAL PRODUCTS — 1.3%
Fancl Corp. (a)	14,700	212,452
Kobayashi Pharmaceutical Co., Ltd. (a)	4,700	254,268
Mandom Corp.	13,345	400,108
Milbon Co., Ltd. (a)	9,600	301,401
Unihair Co., Ltd. (b)	16,704	156,465

		1,324,694

PHARMACEUTICALS — 2.8%
Dainippon Sumitomo Pharma Co., Ltd. (a)	27,500	305,754
Kaken Pharmaceutical Co., Ltd. (a)	40,428	566,978
Mochida Pharmaceutical Co., Ltd.	38,483	443,343
Nichi-iko Pharmaceutical Co., Ltd. (a)	8,065	216,587
Rohto Pharmaceutical Co., Ltd. (a)	34,493	451,971
Sawai Pharmaceutical Co., Ltd. (a)	4,400	477,219
Torii Pharmaceutical Co., Ltd. (a)	12,900	267,439

		2,729,291

PROFESSIONAL SERVICES — 0.3%
Meitic Corp. (a)	13,244	255,670

REAL ESTATE MANAGEMENT & DEVELOPMENT — 1.5%
Daibiru Corp. (a)	26,126	185,065
Daikyo, Inc. (b)	60,352	98,655
Goldcrest Co., Ltd.	6,709	125,685
Heiwa Real Estate Co., Ltd. (a)	64,255	139,214
K.K. daVinci Holdings (b)(c)	262	0
Kenedix, Inc. (a)(b)	551	68,053
Leopalace21 Corp. (a)(b)	39,700	88,073
Nomura Real Estate Holdings, Inc.	17,700	271,195
NTT Urban Development Corp. (a)	254	186,842
Shoei Co., Ltd. (a)	14,398	114,691
Suruga Corp. (b)(c)(d)	10,689	0
TOC Co., Ltd. (a)	46,200	224,766

		1,502,239

ROAD & RAIL — 1.7%
Hitachi Transport System, Ltd. (a)	18,800	351,219
Kobe Electric Railway Co., Ltd. (b)	56,500	164,926
Nishi-Nippon Railroad Co., Ltd. (a)	47,000	223,171
Sankyu, Inc.	84,830	403,900
Seino Holdings Co., Ltd. (a)	40,000	329,009
Sotetsu Holdings, Inc. (a)	74,000	248,651

		1,720,876

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.2%
Dainippon Screen Manufacturing Co., Ltd. (a)	55,000	343,929
Disco Corp. (a)	4,600	222,003
Micronics Japan Co., Ltd. (a)	5,700	35,791
Renesas Electronics Corp. (a)(b)	8,400	56,777
Shinko Electric Industries Co., Ltd. (a)	14,400	104,245
Tokyo Seimitsu Co., Ltd. (a)	15,300	270,152

See accompanying notes to financial statements.

SPDR Russell/Nomura Small Cap Japan ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

Ulvac, Inc. (b)	8,602	$116,397

		1,149,294

SOFTWARE — 1.3%
Capcom Co., Ltd. (a)	17,700	447,322
DTS Corp.	17,732	222,685
Fuji Soft, Inc. (a)	13,874	229,673
NSD Co., Ltd. (a)	19,278	159,066
Square Enix Holdings Co., Ltd. (a)	13,100	238,445

		1,297,191

SPECIALTY RETAIL — 3.9%
ABC-Mart, Inc.	7,900	306,653
Aoyama Trading Co., Ltd. (a)	21,700	379,778
Autobacs Seven Co., Ltd.	9,788	440,003
Chiyoda Co., Ltd.	17,513	296,276
DCM Japan Holdings Co., Ltd. (a)	30,600	269,953
EDION Corp. (a)	21,850	184,823
K’s Holdings Corp. (a)	10,200	404,268
Komeri Co., Ltd. (a)	9,630	317,835
Nishimatsuya Chain Co., Ltd. (a)	17,666	143,015
Point, Inc.	4,020	204,964
Sanrio Co., Ltd. (a)	10,305	487,977
United Arrows, Ltd. (a)	7,829	151,237
Xebio Co., Ltd.	10,161	260,880

		3,847,662

TEXTILES, APPAREL & LUXURY GOODS — 2.9%
Atsugi Co., Ltd.	237,470	286,517
Daidoh, Ltd. (a)	27,911	315,031
Gunze, Ltd. (a)	77,348	255,887
Onward Holdings Co., Ltd.	40,000	320,187
Sanyo Shokai, Ltd. (a)	79,516	188,783
Seiko Holdings Corp. (a)	35,649	92,961
The Japan Wool Textile Co., Ltd. (a)	42,170	379,683
Toyobo Co., Ltd.	188,000	278,049
Unitika, Ltd. (b)	214,084	127,761
Wacoal Holdings Corp. (a)	46,000	592,605

		2,837,464

TRADING COMPANIES & DISTRIBUTORS — 2.6%
Hanwa Co., Ltd. (a)	87,032	397,448
Inaba Denki Sangyo Co., Ltd.	13,263	410,554
Inabata & Co., Ltd.	40,175	231,939
Iwatani Corp.	130,422	450,081
Kuroda Electric Co., Ltd.	9,500	114,005
MISUMI Group, Inc. (a)	13,800	310,625
Nagase & Co., Ltd.	33,800	422,281
Okaya & Co., Ltd.	17,905	207,436

		2,544,369

TRANSPORTATION INFRASTRUCTURE — 0.8%
Japan Airport Terminal Co., Ltd. (a)	17,048	257,666
Mitsui-Soko Co., Ltd.	55,686	217,456
The Sumitomo Warehouse Co., Ltd.	63,563	296,045

		771,167

TOTAL COMMON STOCKS —
(Cost $110,177,335)		97,169,499

SHORT TERM INVESTMENTS — 25.6%
UNITED STATES — 25.6%
MONEY MARKET FUNDS — 25.6%
State Street Navigator Securities Lending Prime Portfolio (e)(f)	25,131,842	25,131,842
State Street Institutional Liquid Reserves Fund 0.09% (f)(g)	78,887	78,887

TOTAL SHORT TERM INVESTMENTS —
(Cost $25,210,729)		25,210,729

TOTAL INVESTMENTS — 124.2%
(Cost $135,388,064)		122,380,228
OTHER ASSETS & LIABILITIES — (24.2)%		(23,843,726)

NET ASSETS — 100.0%		$98,536,502

(a)	A portion of the security was on loan at September 30, 2011.
(b)	Non-income producing security.
(c)	Securities are valued at fair value as determined in good faith by the Trust’s Pricing and Investment Committee in accordance with procedures approved by the Board of Trustees. Securities’ values are determined based on Level 2 inputs. (Note 2)
(d)	Company has filed for insolvency.
(e)	Investments of cash collateral for securities loaned.
(f)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(g)	The rate shown is the annualized seven-day yield at period end.

See accompanying notes to financial statements.

SPDR S&P International Dividend ETF
SCHEDULE OF INVESTMENTS
September 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 99.4%
AUSTRALIA — 15.9%
Adelaide Brighton, Ltd. (a)	659,372	$1,691,828
ASX, Ltd.	540,780	15,940,972
Commonwealth Bank of Australia	85,063	3,765,744
DUET Group	5,098,906	8,028,119
Leighton Holdings, Ltd. (a)	94,600	1,717,472
Metcash, Ltd. (a)	1,111,510	4,439,938
Monadelphous Group, Ltd. (a)	210,424	3,558,494
Seven West Media, Ltd.	4,112,346	10,511,560
Sonic Healthcare, Ltd. (a)	326,755	3,620,336
Spark Infrastructure Group (b)	8,883,384	10,749,037
Telstra Corp., Ltd.	1,607,111	4,842,051
Ten Network Holdings, Ltd. (a)	2,428,525	2,088,852
UGL, Ltd. (a)	285,143	3,170,374
Westpac Banking Corp. (a)	120,267	2,377,493

		76,502,270

BELGIUM — 1.8%
Belgacom SA	162,518	4,941,023
Groupe Bruxelles Lambert SA	49,781	3,537,261

		8,478,284

BERMUDA — 1.4%
Catlin Group, Ltd.	766,852	4,455,865
Seadrill, Ltd. (a)	83,592	2,340,747

		6,796,612

BRAZIL — 4.1%
Companhia Energetica de Minas Gerais ADR (a)	251,818	3,736,979
Telecomunicacoes de Sao Paulo SA ADR (a)	615,524	16,280,610

		20,017,589

CANADA — 4.1%
Just Energy Group, Inc. (a)	314,388	3,023,049
Labrador Iron Ore Royalty Corp.	128,439	4,074,846
Pembina Pipeline Corp. (a)	167,734	4,128,763
Shaw Communications, Inc. (a)	190,936	3,895,494
TransAlta Corp. (a)	215,794	4,723,632

		19,845,784

CZECH REPUBLIC — 2.2%
CEZ AS	96,234	3,709,214
Komercni Banka AS	12,248	2,284,617
Telefonica O2 Czech Republic AS	206,766	4,400,077

		10,393,908

FINLAND — 2.7%
Orion OYJ (Class B) (a)	206,417	4,193,019
Sanoma Oyj (a)	730,127	8,669,562

		12,862,581

FRANCE — 4.0%
France Telecom SA	124,387	2,052,748
ICADE	34,505	2,724,019
Neopost SA (a)	56,196	4,149,916
PagesJaunes Groupe (a)	1,631,298	6,489,534
Sanofi-Aventis SA	56,693	3,753,808

		19,170,025

GERMANY — 7.1%
Deutsche Telekom AG	305,216	3,616,368
E.ON AG	435,891	9,564,977
Hannover Rueckversicherung AG	54,862	2,505,629
RWE AG (c)	342,285	12,730,239
RWE AG (c)	160,792	5,609,101

		34,026,314

HONG KONG — 4.9%
Cathay Pacific Airways, Ltd. (a)	2,137,000	3,513,742
China Dongxiang Group Co. (a)	32,334,000	5,607,232
Hang Seng Bank, Ltd. (a)	272,900	3,219,868
Orient Overseas International, Ltd. (a)	2,758,800	11,234,010

		23,574,852

HUNGARY — 0.8%
Magyar Telekom Telecommunications PLC	1,836,789	4,107,366

ISRAEL — 4.4%
Bezeq The Israeli Telecommunication Corp., Ltd.	5,690,252	10,912,189
Cellcom Israel, Ltd.	202,971	4,240,064
Partner Communications Co., Ltd.	654,782	6,313,253

		21,465,506

ITALY — 3.3%
Atlantia SpA	238,325	3,459,811
Snam Rete Gas SpA	856,056	3,974,054
Telecom Italia SpA (c)	3,373,575	3,709,324
Telecom Italia SpA (c)	4,734,286	4,656,010

		15,799,199

JAPAN — 1.8%
Oracle Corp. Japan	130,100	4,619,664
Orix JREIT, Inc.	894	4,117,411

		8,737,075

LUXEMBOURG — 0.8%
SES	160,439	3,932,819

MEXICO — 1.5%
Industrias Penoles SA de CV (a)	106,789	3,949,720
Kimberly-Clark de Mexico SAB de CV	648,839	3,345,124

		7,294,844

NETHERLANDS — 1.0%
Koninklijke (Royal) KPN NV	359,710	4,778,450

NORWAY — 4.5%
Fred Olsen Energy ASA	362,969	10,454,447
Marine Harvest (a)	25,182,148	11,057,669

		21,512,116

PHILIPPINES — 0.8%
Philippine Long Distance Telephone Co. ADR (a)	76,932	3,810,442

PORTUGAL — 1.4%
Brisa Auto-Estradas de Portugal SA	580,648	2,070,730
EDP — Energias de Portugal SA	1,525,072	4,736,928

		6,807,658

SINGAPORE — 2.9%
Ascendas REIT (a)	2,778,000	4,327,634

See accompanying notes to financial statements.

SPDR S&P International Dividend ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

SembCorp Marine, Ltd. (a)	1,217,000	$3,035,262
Singapore Telecommunications, Ltd. (a)	1,391,523	3,395,782
Suntec REIT (a)	3,911,000	3,451,500

		14,210,178

SOUTH AFRICA — 2.0%
African Bank Investments, Ltd.	426,362	1,750,189
Growthpoint Properties, Ltd.	1,890,901	4,172,679
Kumba Iron Ore, Ltd. (a)	73,431	3,899,221

		9,822,089

SPAIN — 5.0%
ACS, Actividades de Construccion y Servicios SA (a)	115,713	4,128,155
Enagas	85,894	1,591,520
Ferrovial SA	260,326	3,000,660
Iberdrola SA	546,730	3,719,820
Indra Sistemas SA (a)	227,457	3,308,141
Mapfre SA (a)	1,282,113	4,021,854
Telefonica SA	224,471	4,344,417

		24,114,567

SWEDEN — 5.1%
Skanska AB (Class B)	270,129	3,771,784
Tele2 AB (Class B)	917,199	16,853,108
TeliaSonera AB	585,865	3,893,142

		24,518,034

SWITZERLAND — 0.7%
Swisscom AG	8,744	3,569,608

TAIWAN — 0.7%
Chunghwa Telecom Co. Ltd ADR (a)	99,285	3,276,405

THAILAND — 2.3%
Advanced Info Service PCL	1,283,834	5,286,497
Electricity Generating PCL (Foreign ownership limit)	25	68
Total Access Communication PCL	2,428,807	5,781,943

		11,068,508

TURKEY — 1.8%
Eregli Demir ve Celik Fabrikalari TAS	1,188,338	2,077,011
Tofas Turk Otomobil Fabrikasi AS	1,190,519	4,251,282
Turk Telekomunikasyon AS	578,730	2,483,673

		8,811,966

UNITED KINGDOM — 10.4%
Amlin PLC	708,661	3,133,016
AstraZeneca PLC	93,128	4,160,745
Aviva PLC	358,395	1,705,072
British American Tobacco PLC	94,569	4,019,614
Carillion PLC	685,464	3,572,911
Halfords Group PLC	786,305	3,579,175
Home Retail Group PLC	2,125,706	3,722,041
National Grid PLC	447,052	4,446,626
Provident Financial PLC (a)	323,729	5,063,222
Scottish & Southern Energy PLC	203,146	4,098,167
Severn Trent PLC	181,474	4,356,410
United Utilities Group PLC	471,471	4,583,014
Vodafone Group PLC	1,409,750	3,651,030

		50,091,043

TOTAL COMMON STOCKS —
(Cost $584,950,246)		479,396,092

SHORT TERM INVESTMENTS — 12.9%
UNITED STATES — 12.9%
MONEY MARKET FUNDS — 12.9%
State Street Navigator Securities Lending Prime Portfolio (d)(e)	62,234,614	62,234,614
State Street Institutional Liquid Reserves Fund 0.09% (e)(f)	100	100

TOTAL SHORT TERM INVESTMENTS —
(Cost $62,234,714)		62,234,714

TOTAL INVESTMENTS — 112.3%
(Cost $647,184,960)		541,630,806
OTHER ASSETS & LIABILITIES — (12.3)%		(59,365,020)

NET ASSETS — 100.0%		$482,265,786

(a)	A portion of the security was on loan at September 30, 2011.
(b)	Security purchased pursuant to Rule 144A of the Securities Act of 1933. This security, which represents 2.2% of net assets as of September 30, 2011, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	Reflects seperate holdings of the issuer’s common stock traded on different securities exchanges.
(d)	Investments of cash collateral for securities loaned.
(e)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(f)	The rate shown is the annualized seven-day yield at period end.
ADR = American Depositary Receipt
PLC = Public Limited Company

See accompanying notes to financial statements.

SPDR S&P International Mid Cap ETF
SCHEDULE OF INVESTMENTS
September 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 99.1%
AUSTRALIA — 7.1%
Alumina, Ltd.	39,103	$56,246
Asciano Group	77,114	108,673
Atlas Iron, Ltd. (a)	34,704	96,127
Bendigo and Adelaide Bank, Ltd.	8,259	68,149
Boral, Ltd. (a)	48,301	164,303
Caltex Australia, Ltd.	5,113	53,818
Campbell Brothers, Ltd.	3,848	155,841
Cochlear, Ltd.	3,253	146,666
Commonwealth Property Office Fund	105,330	91,621
Computershare, Ltd.	9,560	69,407
ConnectEast Group	181,129	95,941
Dexus Property Group	239,766	191,084
Echo Entertainment Group, Ltd. (b)	15,709	55,727
Fairfax Media, Ltd. (a)	28,416	22,785
Harvey Norman Holdings, Ltd. (a)	41,432	86,978
Lend Lease Group	13,949	95,442
Lynas Corp., Ltd. (b)	61,304	64,944
Metcash, Ltd. (a)	64,108	256,080
Mirvac Group	93,802	104,841
OneSteel, Ltd.	27,590	33,250
OZ Minerals, Ltd.	8,000	73,242
Sims Metal Management, Ltd. (a)	2,775	33,443
Sonic Healthcare, Ltd. (a)	21,550	238,767
TABCORP Holdings, Ltd.	16,272	40,802
Tatts Group, Ltd.	38,114	82,606
Toll Holdings, Ltd. (a)	20,044	85,910

		2,572,693

AUSTRIA — 0.9%
Andritz AG	968	80,004
IMMOFINANZ AG (a)(b)	28,566	82,135
Telekom Austria AG	15,264	155,216

		317,355

BELGIUM — 0.9%
Ackermans & van haaren NV	2,242	159,609
Ageas	78,636	138,635
Bekaert NV (a)	968	40,093

		338,337

BERMUDA — 0.6%
Catlin Group, Ltd.	21,172	123,022
Hiscox, Ltd.	17,865	102,665

		225,687

CANADA — 10.7%
Alacer Gold Corp. (b)	8,500	83,446
Alamos Gold, Inc.	5,300	80,107
ATCO, Ltd. (Class I)	1,700	101,000
Bonavista Energy Corp. (a)	3,765	85,124
CAE, Inc. (a)	5,931	55,949
Canadian Tire Corp., Ltd. (Class A)	1,633	89,325
Canadian Western Bank	3,600	88,717
Detour Gold Corp. (b)	3,300	86,455
Emera, Inc.	3,026	93,825
Empire Co., Ltd.	1,800	99,323
Finning International, Inc.	8,731	160,452
First Majestic Silver Corp. (b)	4,400	67,517
Gildan Activewear, Inc.	4,481	116,965
Groupe Aeroplan, Inc.	8,300	95,023
HudBay Minerals, Inc. (a)	4,300	40,316
Industrial Alliance Insurance & Financial Services, Inc. (a)	900	26,740
Inmet Mining Corp.	2,214	94,335
Keyera Corp.	2,800	121,990
Lundin Mining Corp. (b)	15,387	53,896
Methanex Corp.	5,800	121,505
Metro, Inc. (Class A)	5,844	256,967
Niko Resources, Ltd.	1,900	78,713
Onex Corp.	8,099	253,839
Open Text Corp. (b)	552	29,018
Pan American Silver Corp. (a)	2,850	77,209
Pembina Pipeline Corp. (a)	4,361	107,346
Pengrowth Energy Corp. (a)	3,500	31,808
Petrominerales, Ltd. (a)	1,678	33,172
Peyto Exploration & Development Corp. (a)	7,600	145,356
Precision Drilling Corp. (b)	11,600	97,181
Progressive Waste Solutions, Ltd.	4,700	97,288
Provident Energy, Ltd.	14,800	121,860
Quadra FNX Mining, Ltd. (b)	8,500	74,310
SEMAFO, Inc. (b)	6,227	51,690
Silver Standard Resources, Inc. (b)	3,400	62,874
Sino-Forest Corp. (a)(b)(c)	6,631	0
TMX Group, Inc.	3,000	117,864
Tourmaline Oil Corp. (b)	2,746	81,217
TransAlta Corp. (a)	2,716	59,452
Trican Well Service, Ltd.	3,700	52,763
Veresen, Inc.	7,772	109,936
Vermilion Energy, Inc. (a)	2,356	99,571
Viterra, Inc.	8,845	87,512

		3,888,956

CHINA — 0.1%
ENN Energy Holdings, Ltd.	16,000	52,410
Shui On Land, Ltd. (a)	218	53

		52,463

DENMARK — 1.1%
DSV A/S	12,521	227,569
FLSmidth & Co. A/S	954	48,267
Rockwool International A/S	135	12,000
Vestas Wind Systems A/S (a)(b)	6,164	100,916
William Demant Holding (a)(b)	270	20,403

		409,155

FINLAND — 1.5%
Elisa Oyj	8,099	167,017
Kesko Oyj (Class B)	1,002	31,109
Neste Oil Oyj	907	7,953
Nokian Renkaat Oyj	2,716	82,283
Orion OYJ (Class B)	8,979	182,393
Pohjola Bank PLC	4,978	52,998
YIT Oyj	1,337	20,324

		544,077

FRANCE — 5.0%
Air France-KLM (a)(b)	3,894	28,965
Arkema	2,461	145,285
Atos Origin SA	3,315	144,930

See accompanying notes to financial statements.

SPDR S&P International Mid Cap ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

Bourbon SA (a)	4,259	$98,343
Compagnie Generale de Geophysique-Veritas (b)	3,344	60,547
Eiffage SA	469	14,652
Euler Hermes SA	284	17,238
Eurazeo	612	26,099
Fonciere Des Regions	653	46,032
Groupe Eurotunnel SA	11,583	99,462
Imerys SA	469	23,764
Lagardere SCA	2,678	66,526
Metropole Television SA	533	8,732
Neopost SA (a)	2,704	199,683
Remy Cointreau SA	199	13,844
SCOR SE	11,886	259,066
Societe Television Francaise 1	2,477	31,173
Valeo SA	5,216	222,896
Wendel	996	63,529
Zodiac Aerospace	3,409	265,055

		1,835,821

GERMANY — 2.9%
Aixtron AG (a)	2,226	32,763
Bilfinger Berger AG	2,744	208,969
Celesio AG	533	7,079
Hamburger Hafen und Logistik AG (a)	668	18,768
Kabel Deutschland Holding AG (b)	1,674	90,694
MTU Aero Engines Holding AG	1,115	70,536
ProSiebenSat.1 Media AG Preference Shares	4,166	74,397
Rational AG	64	14,555
Rheinmetall AG	533	25,323
Rhoen-Klinikum AG	6,639	135,528
Salzgitter AG	938	45,627
SGL Carbon AG (a)(b)	2,018	107,625
SMA Solar Technology AG (a)	207	10,934
Software AG	1,407	44,816
Symrise AG	1,875	43,899
United Internet AG (a)	8,258	141,045

		1,072,558

GREECE — 0.6%
Hellenic Telecommunications Organization SA	9,104	39,088
National Bank of Greece SA (b)	28,366	104,661
OPAP SA	6,563	66,922
Public Power Corp. SA	2,678	21,559

		232,230

HONG KONG — 2.3%
ASM Pacific Technology, Ltd. (a)	3,200	31,652
Brightoil Petroleum Holdings, Ltd. (a)	130,000	28,389
Chinese Estates Holdings, Ltd. (a)	55,623	92,744
Esprit Holdings, Ltd. (a)	48,000	58,884
Fosun International	67,000	34,082
Fushan International Energy Group, Ltd.	72,000	24,417
Geely Automobile Holdings, Ltd. (a)	50,000	11,240
Hopewell Holdings	58,000	167,263
Huabao International Holdings, Ltd. (a)	36,000	29,643
Hysan Development Co., Ltd.	33,042	101,230
NWS Holdings, Ltd.	84,682	112,913
Orient Overseas International, Ltd.	1,000	4,072
VTech Holdings, Ltd. (a)	2,700	25,301
Wing Hang Bank, Ltd.	2,025	16,492
Yue Yuen Industrial Holdings, Ltd.	44,000	114,454

		852,776

IRELAND — 0.6%
DCC PLC	1,337	33,688
Dragon Oil PLC	9,490	71,813
Paddy Power PLC	2,089	107,908
The Governor & Co. of the Bank of Ireland (b)	96,406	9,960

		223,369

ISRAEL — 0.3%
Cellcom Israel, Ltd.	533	11,070
Makhteshim-Agan Industries, Ltd. (b)	18,479	100,996

		112,066

ITALY — 2.2%
Banca Carige SpA (a)	5,086	9,922
Banca Popolare dell’Emilia Romagna Scrl (a)	3,290	32,356
Banca Popolare di Sondrio Scrl (a)	15,397	113,000
Banco Popolare Societa Cooperativa (a)	70,097	117,562
Davide Campari-Milano SpA	7,744	56,990
Finmeccanica SpA	15,542	108,955
Mediaset SpA	41,245	131,152
Mediolanum SpA	3,076	11,349
Pirelli & C. SpA	6,877	49,548
Prysmian SpA	3,622	48,208
UBI Banca ScPA	31,842	119,708

		798,750

JAPAN — 28.7%
Advance Residence Investment Corp.	49	89,443
Advantest Corp. (a)	5,100	56,108
Aeon Mall Co., Ltd. (a)	1,000	23,184
Amada Co., Ltd.	28,000	186,352
Aozora Bank, Ltd. (a)	28,000	65,023
Asics Corp.	6,700	92,225
Benesse Holdings, Inc.	1,000	44,434
Brother Industries, Ltd. (a)	3,200	38,070
Cosmo Oil Co., Ltd. (a)	56,000	140,945
Credit Saison Co., Ltd. (a)	8,700	170,320
Daido Steel Co., Ltd. (a)	5,000	30,228
Electric Power Development Co., Ltd. (a)	3,400	101,100
Fuji Heavy Industries, Ltd. (a)	34,000	202,024
Fukuoka Financial Group, Inc. (a)	51,000	216,360
Furukawa Electric Co., Ltd. (a)	32,000	88,428
GS Yuasa Corp. (a)	6,000	28,334
Hamamatsu Photonics K.K. (a)	1,000	40,802
Hino Motors, Ltd. (a)	2,000	12,091
Hirose Electric Co., Ltd. (a)	2,400	225,428
Hisamitsu Pharmaceutical Co., Inc. (a)	1,000	48,262
Hitachi Construction Machinery Co., Ltd. (a)	2,700	45,957
Hitachi Metals, Ltd. (a)	3,000	35,029
Hokkaido Electric Power Co., Inc. (a)	5,500	81,772
Hokuhoku Financial Group, Inc.	79,000	174,235
Hokuriku Electric Power Co. (a)	5,300	99,083

See accompanying notes to financial statements.

SPDR S&P International Mid Cap ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

Ibiden Co., Ltd. (a)	2,700	$58,077
Idemitsu Kosan Co., Ltd. (a)	2,400	218,578
IHI Corp. (a)	24,000	53,866
Isetan Mitsukoshi Holdings, Ltd. (a)	16,900	172,990
J Front Retailing Co., Ltd. (a)	32,000	154,022
Japan Real Estate Investment Corp. (a)	28	273,897
Japan Retail Fund Investment Corp.	67	108,132
JSR Corp. (a)	3,200	55,880
JTEKT Corp. (a)	2,700	32,822
Kajima Corp. (a)	59,000	196,718
Kawasaki Heavy Industries, Ltd. (a)	29,000	75,247
Keikyu Corp. (a)	23,000	213,648
Keio Corp. (a)	4,000	28,853
Kikkoman Corp.	1,000	11,546
Konami Corp.	5,900	200,468
Konica Minolta Holdings, Inc. (a)	12,000	83,290
Kurita Water Industries, Ltd. (a)	5,100	144,438
Marui Group Co., Ltd. (a)	25,500	194,856
Mazda Motor Corp. (a)(b)	22,000	45,096
Medipal Holdings Corp.	11,100	113,333
MEIJI Holdings Co., Ltd. (a)	1,000	47,807
Mitsubishi Gas Chemical Co., Inc.	28,000	174,728
Mitsubishi Materials Corp. (a)	18,000	44,603
Mitsui Chemicals, Inc. (a)	24,000	81,266
Namco Bandai Holdings, Inc. (a)	14,000	190,893
Nankai Electric Railway Co., Ltd.	3,000	13,272
NGK Spark Plug Co., Ltd. (a)	4,000	54,852
Nippon Electric Glass Co., Ltd. (a)	10,000	92,372
Nippon Express Co., Ltd. (a)	18,000	77,530
Nippon Meat Packers, Inc.	1,000	13,142
Nippon Paper Group, Inc. (a)	2,200	59,024
Nisshin Seifun Group, Inc. (a)	1,000	13,194
Nomura Real Estate Holdings, Inc.	1,000	15,322
Nomura Research Institute, Ltd. (a)	1,000	23,028
NSK, Ltd.	6,000	44,837
NTN Corp. (a)	32,000	152,776
Obayashi Corp.	50,000	251,038
Rinnai Corp.	1,300	109,795
Sankyo Co., Ltd. (a)	1,700	92,741
Sanrio Co., Ltd. (a)	2,200	104,178
Santen Pharmaceutical Co., Ltd. (a)	2,400	100,882
Seiko Epson Corp. (a)	2,200	28,256
Sekisui Chemical Co., Ltd.	13,000	110,470
Shimadzu Corp.	1,000	8,550
Shimano, Inc. (a)	5,500	294,337
Shimizu Corp. (a)	32,000	142,813
Shinsei Bank, Ltd. (a)	90,000	102,750
Showa Denko K.K. (a)	79,000	157,836
Showa Shell Sekiyu K.K.	27,800	200,890
Sojitz Corp. (a)	33,400	61,964
Stanley Electric Co., Ltd. (a)	8,500	130,455
Sumco Corp. (a)(b)	1,000	9,523
Sumitomo Heavy Industries, Ltd. (a)	9,000	47,055
Suzuken Co., Ltd. (a)	2,700	73,140
Sysmex Corp. (a)	2,100	76,148
Taisei Corp. (a)	79,000	220,356
Taiyo Nippon Sanso Corp. (a)	2,000	14,063
Takashimaya Co., Ltd. (a)	24,000	176,855
Teijin, Ltd. (a)	6,000	21,873
The Bank of Kyoto, Ltd. (a)	24,000	215,776
The Chugoku Bank, Ltd.	1,000	14,868
The Gunma Bank, Ltd. (a)	32,000	180,176
The Hachijuni Bank, Ltd. (a)	51,000	315,607
The Japan Steel Works, Ltd. (a)	5,000	30,358
The Joyo Bank, Ltd. (a)	51,000	239,517
THK Co., Ltd. (a)	10,700	181,989
Tobu Railway Co., Ltd. (a)	7,000	33,238
Toho Co., Ltd. (a)	1,000	17,631
Toho Gas Co., Ltd. (a)	16,000	105,864
Tokyu Land Corp.	4,000	14,582
TOTO, Ltd. (a)	2,000	17,955
Toyo Seikan Kaisha, Ltd. (a)	2,700	41,649
Trend Micro, Inc. (a)	2,700	85,470
Ube Industries, Ltd. (a)	59,000	199,014
United Urban Investment Corp.	87	91,989
Ushio, Inc. (a)	1,000	15,387
Yakult Honsha Co., Ltd.	3,400	106,614
Yamaguchi Financial Group, Inc. (a)	2,000	20,420
Yamaha Corp. (a)	11,100	121,973

		10,455,685

LUXEMBOURG — 0.3%
Oriflame Cosmetics SA SDR	2,576	93,916

NETHERLANDS — 2.0%
Fugro NV	1,344	68,613
Gemalto NV (a)	4,665	223,979
James Hardie Industries SE (b)	6,221	34,766
Koninklijke Boskalis Westminster NV	3,705	115,501
QIAGEN NV (b)	6,006	84,048
SBM Offshore NV	5,585	98,688
TNT Express NV	13,758	96,338

		721,933

NEW ZEALAND — 0.9%
Contact Energy, Ltd. (b)	11,153	46,463
DNZ Property Fund Ltd.	118,133	113,779
Fletcher Building, Ltd.	25,758	152,593

		312,835

NORWAY — 1.1%
Aker Solutions ASA	3,892	37,687
Marine Harvest	68,495	30,077
Petroleum Geo-Services ASA (b)	12,455	127,074
Schibsted ASA	533	11,530
Storebrand ASA	18,155	92,646
TGS Nopec Geophysical Co. ASA	5,093	95,683

		394,697

PORTUGAL — 0.1%
Banco Comercial Portugues SA (a)(b)	53,950	14,115
Brisa Auto-Estradas de Portugal SA	1,741	6,209

		20,324

SINGAPORE — 2.6%
Ascendas REIT	23,000	35,830
CapitaCommercial Trust (a)	26,000	20,152
CapitaMall Trust	111,000	155,882
ComfortDelGro Corp. Ltd.	91,000	91,482
Flextronics International, Ltd. (a)(b)	21,482	120,944
Keppel Land, Ltd. (a)	10,440	20,750

See accompanying notes to financial statements.

SPDR S&P International Mid Cap ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

Neptune Orient Lines, Ltd. (a)	37,000	$31,091
Olam International, Ltd. (a)	37,736	65,736
Singapore Press Holdings, Ltd. (a)	45,000	129,844
Suntec REIT	139,000	122,669
UOL Group, Ltd.	45,000	143,658

		938,038

SOUTH KOREA — 4.5%
BS Financial Group, Inc. (b)	4,790	53,468
Cheil Industries, Inc.	1,879	133,502
CJ CheilJedang Corp.	124	30,946
CJ Corp.	533	35,607
Daelim Industrial Co. Ltd.	907	74,297
Daewoo Engineering & Construction Co., Ltd. (b)	5,662	43,833
Daewoo International Corp.	1,359	34,089
Daewoo Securities Co., Ltd.	2,970	26,346
Daewoo Securities Co., Ltd. Preference Shares	2,818	10,597
Dongbu Insurance Co., Ltd.	2,130	93,116
Doosan Corp.	533	61,532
Doosan Infracore Co., Ltd. (b)	2,690	41,787
GS Engineering & Construction Corp.	994	82,689
Hanwha Chemical Corp.	1,990	43,836
Hanwha Corp.	3,028	86,878
Hyosung Corp.	552	26,006
Hyundai Department Store Co., Ltd.	270	38,504
Hyundai Merchant Marine Co., Ltd.	2,266	49,531
Hyundai Mipo Dockyard Co., Ltd.	301	26,573
Hyundai Securities Co., Ltd.	2	16
KCC Corp.	161	30,750
Korea Kumho Petrochemical Co., Ltd.	616	96,998
Korean Air Lines Co., Ltd.	795	29,828
LG Uplus Corp.	5,060	27,618
LS Uplus Corp.	630	39,574
ORION Corp.	199	86,995
Samsung Electro-Mechanics Co., Ltd.	2,855	178,854
Samsung Securities Co., Ltd.	1,557	68,727
Samsung Techwin Co., Ltd.	1,203	56,165
SK Networks Co., Ltd.	1,720	15,914
Woongjin Coway Co., Ltd.	910	29,663

		1,654,239

SPAIN — 2.0%
Abengoa SA (a)	803	17,249
Acerinox SA (a)	3,347	38,049
Bankinter SA (a)	7,231	39,719
Bolsas y Mercados Espanoles (a)	3,822	103,021
Distribuidora Internacional de Alimentacion SA (b)	24,674	98,388
Ebro Puleva SA	2,528	43,568
Enagas	2,486	46,063
Gestevision Telecinco SA	3,482	20,042
Grupo Catalana Occidente SA	907	15,066
Indra Sistemas SA (a)	13,725	199,617
International Consolidated Airlines Group SA (b)	12,421	29,624
Obrascon Huarte Lain SA	1,073	26,763
Prosegur Cia de Seguridad SA	533	22,898
Tecnicas Reunidas SA (a)	630	20,363

		720,430

SWEDEN — 2.7%
Boliden AB	6,331	66,230
Castellum AB	7,995	98,189
Electrolux AB	9,676	143,276
Elekta AB (Class B)	2,275	86,155
Hakon Invest AB	1,073	15,029
Holmen AB	404	10,123
Husqvarna AB	1,741	7,105
Husqvarna AB (Class B)	8,687	35,428
Industrivarden AB	4,628	51,615
Lundbergforetagen AB	808	22,823
Lundin Petroleum AB (b)	8,370	143,314
Meda AB (Class A)	5,195	47,841
Modern Times Group AB (Class B)	2,935	118,585
Ratos AB (Class B)	3,750	43,516
Securitas AB (Class B)	7,567	55,638
SSAB AB	803	5,390
SSAB AB (Series A)	6,601	49,496

		999,753

SWITZERLAND — 4.0%
Aryzta AG	2,539	110,695
Baloise Holding AG	1,801	132,849
Banque Cantonale Vaudoise	111	57,406
Basellandschaftliche Kantonalbank	18	25,366
Clariant AG (b)	8,136	74,346
Dufry Group (b)	135	11,868
Flughafen Zuerich AG	243	91,898
Galenica AG (a)	194	99,905
GAM Holding AG (b)	5,502	69,358
Logitech International SA (a)(b)	2,438	19,057
Lonza Group AG (b)	668	40,449
Panalpina Welttransport Holding AG (b)	515	44,254
Partners Group Holding AG	353	58,296
PSP Swiss Property AG (b)	939	84,461
Sika AG	26	46,258
Straumann Holding AG	226	35,531
Sulzer AG	1,349	140,054
Swiss Life Holding AG (b)	552	61,320
Swiss Prime Site AG (b)	2,397	193,175
Valiant Holding AG	420	56,829

		1,453,375

UNITED KINGDOM — 12.9%
3i Group PLC	24,434	71,445
Aberdeen Asset Management PLC	10,643	28,699
African Barrick Gold, Ltd.	1,205	9,433
AMEC PLC	8,213	104,337
Amlin PLC	13,043	57,663
Ashmore Group PLC	5,424	27,419
Babcock International Group PLC	8,792	90,258
Balfour Beatty PLC	36,022	143,430
Berkeley Group Holdings PLC (b)	5,166	95,766
Bunzl PLC	11,415	136,746
Capital Shopping Centres Group PLC	5,247	26,761
Cobham PLC	70,644	192,366
Croda International PLC	5,428	139,520

See accompanying notes to financial statements.

SPDR S&P International Mid Cap ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

Daily Mail & General Trust PLC	2,143	$12,122
Derwent London PLC (a)	674	15,119
Drax Group PLC	17,836	133,340
easyJet PLC (b)	5,422	29,047
FirstGroup PLC	17,323	86,570
GKN PLC	27,560	75,519
Hammerson PLC	12,596	74,210
Hargreaves Lansdown PLC	1,741	12,205
Homeserve PLC	1,741	12,454
ICAP PLC	10,764	69,152
IG Group Holdings PLC	7,787	54,236
IMI PLC	4,418	48,865
Inchcape PLC	23,013	100,164
Informa PLC	37,069	189,176
Inmarsat PLC	26,292	201,348
Intercontinental Hotels Group PLC	5,795	94,878
Invensys PLC	22,396	78,673
Investec PLC	24,701	134,523
ITV PLC (b)	98,258	90,768
John Wood Group PLC	4,685	38,681
Logica PLC	84,513	104,073
London Stock Exchange Group PLC	5,811	73,777
Lonmin PLC	4,290	70,238
Meggitt PLC	7,899	41,210
Mondi PLC	7,600	56,083
Northumbrian Water Group PLC	9,117	65,828
Pennon Group PLC	22,582	237,629
Petropavlovsk PLC	4,638	43,025
Premier Oil PLC (b)	11,456	61,980
Provident Financial PLC	5,886	92,059
Rentokil Initial PLC (b)	40,767	45,503
Rexam PLC	26,446	128,042
Rightmove PLC	5,157	96,081
Rotork PLC	803	19,427
Segro PLC	16,906	57,992
Serco Group PLC	29,475	234,402
Spectris PLC	4,907	89,283
Stagecoach Group PLC (b)	25,998	99,427
Tate & Lyle PLC	12,938	126,169
Travis Perkins PLC	3,255	38,537
Tui Travel PLC	35,246	81,975
Whitbread PLC	2,881	71,090
William Hill PLC	27,887	98,267

		4,706,990

UNITED STATES — 0.5%
Royal Gold, Inc.	1,369	87,851
SXC Health Solutions Corp. (b)	1,600	89,761

		177,612

TOTAL COMMON STOCKS —
(Cost $39,055,908)		36,126,120

RIGHTS — 0.0%
SOUTH KOREA — 0.0%
Daewoo Securities Co., Ltd. (b) (Cost $0)	3,249	6,123

SHORT TERM INVESTMENTS — 16.2%
UNITED STATES — 16.2%
MONEY MARKET FUNDS — 16.2%
State Street Navigator Securities Lending Prime Portfolio (d)(e)	5,911,913	5,911,913
State Street Institutional Liquid Reserves Fund 0.09% (e)(f)	3,271	3,271

TOTAL SHORT TERM INVESTMENTS —
(Cost $5,915,184)		5,915,184

TOTAL INVESTMENTS — 115.3%
(Cost $44,971,092)		42,047,427
OTHER ASSETS & LIABILITIES — (15.3)%		(5,586,828)

NET ASSETS — 100.0%		$36,460,599

(a)	A portion of the security was on loan at September 30, 2011.
(b)	Non-income producing security.
(c)	Security is valued at fair value as determined in good faith by the Trust’s Pricing and Investment Committee in accordance with procedures approved by the Board of Trustees. Security value is determined based on Level 3 inputs. (Note 2)
(d)	Investments of cash collateral for securities loaned.
(e)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(f)	The rate shown is the annualized seven-day yield at period end.
ADR = American Depositary Receipt
PLC = Public Limited Company
REIT = Real Estate Investment Trust
SDR = Swedish Depositary Receipt

See accompanying notes to financial statements.

SPDR S&P Emerging Markets Small Cap ETF
SCHEDULE OF INVESTMENTS
September 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 97.6%
BRAZIL — 7.0%
Aliansce Shopping Centers SA	151,469	$1,026,521
American Banknote SA	137,111	1,414,506
Anhanguera Educacional Participacoes SA	100,059	1,304,473
Arezzo Industria e Comercio SA	59,774	611,828
B2W Companhia Global do Varejo	158,360	1,254,083
Banco ABC Brasil SA Preference Shares	77,912	397,482
BR Properties SA	307,946	2,833,518
Brasil Brokers Participacoes SA	392,196	1,250,802
Brasil Ecodiesel Industria e Comercio de Biocombustiveis e Oleos Vegetais SA (a)	1,329,657	408,299
Brasil Insurance Participacoes e Administracao SA	93,800	889,363
Brazil Pharma SA (a)	90,000	678,788
Brookfield Incorporacoes SA	383,000	1,138,941
Centrais Eletricas de Santa Catarina SA Preference Shares	75,203	1,494,944
Cia Energetica do Ceara Preference Shares	47,562	835,554
Companiha de Tecidos Norte de Minas-Coteminas Preference Shares	220,555	398,039
Confab Industrial SA Preference Shares	1,197,327	3,276,727
Contax Participacoes SA Preference Shares	109,557	1,044,665
Cremer SA	114,141	882,998
Drogasil SA	215,750	1,307,576
Estacio Participacoes SA	63,265	562,356
Eternit SA	242,902	1,058,627
Even Construtora e Incorporadora SA	465,351	1,341,214
Ez Tec Empreendimentos e Participacoes SA	193,994	1,295,906
Ferbasa-Ferro Ligas DA Bahia Preference Shares	135,818	724,363
Fleury SA	98,973	1,196,474
Gafisa SA	746,200	2,158,704
Gol Linhas Aereas Inteligentes SA Preference Shares	136,000	750,244
Guararapes Confeccoes SA	8,900	383,569
Iguatemi Empresa de Shopping Centers SA	68,282	1,158,725
Iochpe-Maxion SA	164,328	1,683,781
JHSF Participacoes SA	60,716	132,471
Kroton Educacional SA (a)	65,713	635,447
LLX Logistica SA (a)	551,600	1,078,684
Log-in Logistica Intermodal SA (a)	89,682	312,105
LPS Brasil Consultoria de I moveis SA	63,056	1,024,182
Lupatech SA (a)	237,415	1,061,573
Magazine Luiza SA (a)	72,886	460,973
Magnesita Refratarios SA (a)	449,680	1,465,624
Marcopolo SA Preference Shares	1,440,472	5,354,482
Marfrig Alimentos SA	175,600	579,894
Mills Estruturas e Servicos de Engenharia SA	172,410	1,792,600
Odontoprev SA	90,096	1,348,831
Paranapanema SA	259,751	537,343
Raia SA (a)	52,104	721,386
Randon SA Implementos e Participacoes Preference Shares	758,204	4,154,039
Restoque Comercio e Confeccoes de Roupas SA (a)	45,824	514,710
Rossi Residencial SA	297,300	1,406,219
Sao Martinho SA	161,545	1,744,904
Sao Paulo Alpargatas SA Preference Shares	151,267	850,762
Saraiva SA Livreiros Editores Preference Shares	62,930	855,000
SLC Agricola SA	119,817	1,010,174
Tecnisa SA	165,862	823,837
Tempo Participacoes SA (a)	497,989	938,969

		63,567,279

CHILE — 2.0%
Administradora de Fondos de Pensiones Provida SA	221,038	840,280
Almendral SA	14,866,299	1,972,328
Australis Seafoods SA (a)	717,894	194,739
Besalco SA	514,385	625,939
CFR Pharmaceuticals SA (a)	2,889,615	618,192
Cia Pesquera Camanchaca SA (a)	1,705,371	159,632
Companhia Sudamericana de Vapores SA	2,579,706	588,654
Empresas La Polar SA	753,370	613,087
Inversiones Aguas Metropolitanas SA	892,147	1,211,742
Masisa SA	15,026,260	1,291,717
Molibdenos y Metales SA	25,000	361,412
Norte Grande SA	16,966,071	213,228
Parque Arauco SA	1,088,021	1,768,976
Ripley Corp. SA	974,366	781,764
Salfacorp SA	485,452	1,262,143
Sigdo Koppers SA	366,441	507,512
Sonda SA	751,550	1,607,977
Vina Concha y Toro SA	1,936,064	3,439,553

		18,058,875

CHINA — 6.7%
51job Inc, ADR (a)	10,987	438,381
Anhui Expressway Co., Ltd.	4,824,000	2,447,709
AsiaInfo-Linkage, Inc. (a)(b)	79,948	590,016
BYD Electronic International Co., Ltd. (a)	1,468,000	371,490
Camelot Information Systems Inc. ADR (a)(b)	58,817	157,630
China Automation Group, Ltd. (b)	1,361,000	347,910
China Green Holdings, Ltd. (b)	3,360,000	638,787
China Hongxing Sports, Ltd. (a)(c)	4,758,000	209,949
China Huiyuan Juice Group, Ltd. (b)	4,289,400	1,157,101
China Liansu Group Holdings (b)	1,751,810	708,848
China Medical System Holdings, Ltd. (a)	239,200	159,165
China Medical Technologies, Inc. ADR (a)(b)	59,662	298,310
China Minzhong Food Corp., Ltd. (a)(b)	1,739,000	1,174,369

See accompanying notes to financial statements.

SPDR S&P Emerging Markets Small Cap ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

China SCE Property Holdings, Ltd.	3,144,000	$710,805
China Shanshui Cement Group, Ltd. (b)	2,014,000	1,394,452
China Suntien Green Energy Corp. Ltd.	2,317,000	431,568
China Vanadium Titano — Magnetite Mining Co., Ltd. (b)	1,789,000	284,962
China Wireless Technologies, Ltd.	2,728,000	378,463
Chongqing Machinery & Electric Co., Ltd.	3,990,000	589,422
Danhua Chemical Technology Co., Ltd. (a)	312,700	288,935
Dongyue Group (b)	1,827,000	922,330
Double Coin Holdings, Ltd.	821,900	498,893
E-House China Holdings, Ltd. (b)	103,045	596,631
First Tractor Co., Ltd. (b)	1,392,500	833,559
Giant Interactive Group, Inc. ADR (b)	274,609	914,448
Great Wall Technology Co., Ltd.	1,860,000	375,118
Haitian International Holdings, Ltd. (b)	1,370,000	1,073,509
Hangzhou Steam Turbine Co.	732,400	778,053
Harbin Electric Co., Ltd. (b)	3,582,000	2,958,638
Hidili Industry International Development, Ltd. (b)	1,771,000	520,966
Home Inns & Hotels Management, Inc. ADR (a)(b)	143,442	3,696,500
Huangshan Tourism Development Co., Ltd. (a)	458,800	591,852
Hunan Non-Ferrous Metal Corp., Ltd. (a)(b)	2,812,000	668,255
Jiangsu Xincheng Real Estate Co., Ltd.	1,024,500	479,466
Kingsoft Corp., Ltd.	1,735,000	664,157
LDK Solar Co., Ltd, ADR (a)(b)	102,982	321,304
Livzon Pharmaceutical, Inc.	197,200	335,643
Lonking Holdings, Ltd. (b)	5,776,000	1,914,266
MIE Holdings Corp.	4,456,754	1,036,221
Minth Group, Ltd. (b)	1,208,000	1,107,951
NVC Lighting Holdings, Ltd. (b)	4,868,000	1,894,735
O-Net Communications Group, Ltd. (a)	1,300,000	308,937
Pacific Online, Ltd.	2,278,100	1,068,122
Peak Sport Products Co., Ltd. (b)	1,694,000	470,027
Ports Design, Ltd. (b)	2,124,000	3,285,007
Real Gold Mining, Ltd. (b)(c)	251,500	143,119
Renren Inc, ADR (a)(b)	129,624	661,082
Semiconductor Manufacturing International Corp. (a)(b)	49,291,000	2,469,378
Shanda Interactive Entertainment, Ltd. ADR (a)(b)	45,694	1,349,801
Shandong Airlines Co. Ltd.	207,900	271,601
Shanghai Chlor-Alkali Chemical Co., Ltd. (a)	354,100	200,067
Shanghai Dajiang Group (a)	1,379,900	532,641
Shanghai Diesel Engine Co., Ltd.	246,600	214,789
Shanghai Haixin Group Co. (a)	692,600	333,833
Shanghai Highly Group Co., Ltd. (a)	350,600	202,296
Shenguan Holdings Group, Ltd.	3,066,010	1,575,393
Shenzhen Accord Pharmaceutical Co., Ltd.	144,600	247,788
Shenzhen International Holdings, Ltd.	53,760,000	2,693,266
Shenzhou International Group Holdings, Ltd.	917,000	997,719
Sound Global, Ltd. (b)	1,747,000	563,073
Suntech Power Holdings Co., Ltd. ADR (a)(b)	247,933	572,725
SYP Glass Group Co., Ltd.	960,100	613,504
TCL Communication Technology Holdings, Ltd.	1,374,000	575,386
Tianjin Tianlian Public Utilities Co., Ltd. (a)	6,000	856
Tong Ren Tang Technologies Co., Ltd.	1,554,000	1,457,234
Travelsky Technology, Ltd.	1,963,500	870,172
WuXi PharmaTech Cayman, Inc. ADR (a)(b)	111,073	1,292,890
Xinjiang Xinxin Mining Industry Co., Ltd. (b)	5,590,000	1,579,755
Zhejiang Southeast Electric Power Co.	2,381,300	1,107,305

		60,618,533

CZECH REPUBLIC — 0.5%
Philip Morris CR AS	7,246	4,385,996

EGYPT — 1.4%
Amer Group Holding (a)	3,854,228	678,419
Arab Cotton Ginning	450,186	219,612
Citadel Capital Corp/Cairo (a)	589,404	354,715
Eastern Tobacco	60,228	898,586
Egyptian Co. for Mobile Services	86,428	1,343,091
Egyptian Financial Group-Hermes Holding (a)	540,736	1,517,442
Egyptian for Tourism Resorts (a)	5,838,463	949,383
Egyptian Kuwait Holding Co.	1,026,940	1,037,209
ElSwedy Electric Co.	200,676	742,790
Ezz Steel (a)	846,925	837,661
Juhayna Food Industries (a)	725,616	560,763
Maridive & Oil Services SAE	303,034	569,704
Medinet Nasr Housing (a)	49,801	95,257
Misr Beni Suef Cement Co.	49,604	499,013
Sidi Kerir Petrochemicals Co.	177,717	359,292
Six of October Development & Investment Co.	243,839	530,987
Suez Cement Co.	52,961	246,904
Talaat Moustafa Group (a)	2,023,837	1,251,910

		12,692,738

HONG KONG — 7.1%
361 Degrees International, Ltd. (b)	1,132,000	540,935
Anxin-China Holdings, Ltd. (a)	2,000,000	308,295
Asian Citrus Holdings, Ltd. (b)	1,159,877	539,356
BaWang International Group Holding, Ltd. (a)(b)	1,764,000	163,150
Beijing Capital International Airport Co., Ltd.	3,164,000	1,284,337
Beijing Capital Land, Ltd.	2,632,400	473,408
Boshiwa International Holding, Ltd. (b)	2,050,000	379,203

See accompanying notes to financial statements.

SPDR S&P Emerging Markets Small Cap ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

BYD Co., Ltd. (a)(b)	1,354,500	$2,293,241
Chaoda Modern Agriculture Holdings, Ltd. (b)	4,546,000	642,358
China Dongxiang Group Co. (b)	4,982,000	863,958
China Everbright International, Ltd. (b)	9,245,000	2,185,144
China Forestry Holdings, Ltd. (a)(c)	1,642,000	311,115
China High Precision Automation Group, Ltd. (b)	1,370,000	527,955
China High Speed Transmission Equipment Group Co., Ltd. (b)	1,997,000	923,498
China Lilang, Ltd. (b)	1,110,000	1,083,657
China Lumena New Materials Corp. (b)	5,282,000	834,562
China Metal Recycling Holdings, Ltd. (b)	943,800	823,199
China Modern Dairy Holdings, Ltd. (a)	2,000,000	423,906
China National Materials Co., Ltd. (b)	1,988,000	727,808
China Overseas Grand Oceans Group, Ltd.	794,000	497,732
China Pharmaceutical Group, Ltd. (b)	1,770,000	431,998
China Power International Development, Ltd. (b)	14,841,000	2,707,116
China Shineway Pharmaceutical Group, Ltd. (b)	671,000	830,912
China Travel International Investment Hong Kong, Ltd.	15,376,000	2,034,398
China ZhengTong Auto Services Holdings, Ltd. (a)(b)	386,000	347,089
CIMC Enric Holdings, Ltd. (a)	1,391,000	350,218
Citic 21CN Co., Ltd. (a)	4,555,500	315,999
Citic Resources Holdings, Ltd. (a)(b)	6,195,000	588,882
Comba Telecom Systems Holdings, Ltd. (b)	1,535,984	1,136,487
Cosco International Holdings, Ltd. (b)	500,000	176,627
Dawnrays Pharmaceutical Holdings, Ltd.	1,796,000	486,793
Digital China Holdings, Ltd.	1,324,000	1,755,185
Franshion Properties China, Ltd. (b)	5,780,000	913,247
Fufeng Group, Ltd. (b)	1,358,000	544,264
Global Bio-Chem Technology Group Co., Ltd.	4,540,000	822,300
Glorious Property Holdings, Ltd. (a)(b)	3,140,000	423,520
Greatview Aseptic Packaging Co., Ltd. (a)	1,291,048	386,415
Greentown China Holdings, Ltd.	1,244,500	591,496
GZI Transportation, Ltd.	2,146,549	763,793
Haier Electronics Group Co., Ltd. (a)(b)	550,000	370,211
Hengdeli Holdings, Ltd. (b)	1,540,000	536,099
Hua Han Bio-Pharmaceutical Holdings, Ltd.	2,432,800	459,387
International Mining Machinery Holdings, Ltd. (b)	1,317,000	1,317,888
Ju Teng International Holdings, Ltd. (b)	1,812,000	339,834
Kaisa Group Holdings, Ltd. (a)(b)	5,119,000	1,249,379
Kingboard Laminates Holdings, Ltd.	1,595,500	666,094
Kingway Brewery Holdings, Ltd.	2,730,000	736,440
KWG Property Holding, Ltd. (b)	2,175,500	818,808
Li Ning Co., Ltd. (b)	1,275,000	1,313,530
Lianhua Supermarket Holdings Co., Ltd. (b)	636,000	906,850
Lijun International Pharmaceutical Holdings, Ltd. (b)	2,120,000	201,522
Minmetals Resources, Ltd. (a)(b)	1,002,877	383,901
PCD Stores, Ltd. (b)	6,263,000	788,431
Ruinian International, Ltd. (b)	1,290,000	497,126
Shenzhen Investment, Ltd. (b)	4,278,000	791,332
Shougang Concord International Enterprises Co., Ltd. (b)	19,962,000	1,051,340
Sichuan Expressway Co., Ltd. (b)	1,534,000	628,596
Sihuan Pharmaceutical Holdings Group, Ltd. (b)	3,291,572	1,221,959
Silver base Group Holdings, Ltd. (b)	692,000	619,575
Sino Biopharmaceutical (b)	5,284,000	1,513,641
Sinotrans Shipping, Ltd. (b)	5,018,000	1,121,593
Sinotrans, Ltd.	1,724,000	336,617
Sinotruk Hong Kong Ltd. (b)	600,000	339,125
Springland International Holdings, Ltd.	1,929,000	1,283,563
Sunac China Holdings, Ltd. (a)	2,496,000	452,084
The United Laboratories International Holdings, Ltd. (b)	416,000	320,093
Tianjin Port Development Holdings, Ltd. (b)	9,736,000	1,088,066
Tianneng Power International, Ltd.	1,868,000	779,858
TPV Technology, Ltd. (b)	2,688,000	794,168
United Energy Group, Ltd. (a)(b)	8,936,000	1,090,491
Vinda International Holdings, Ltd.	910,000	917,627
Vital Group Holdings, Ltd. (a)	3,665,000	334,263
VODone, Ltd. (b)	4,390,000	332,715
Wasion Group Holdings, Ltd. (b)	1,229,000	359,950
West China Cement, Ltd. (b)	4,312,000	703,457
Winsway Coking Coal Holding, Ltd.	3,343,018	790,154
Yashili International Holdings, Ltd.	2,489,000	367,687
Yingde Gases (b)	2,559,000	2,343,771
Yip’s Chemical Holdings, Ltd.	874,000	654,539
Yuexiu Property Co., Ltd. (a)(b)	19,474,000	2,551,589

		64,806,909

HUNGARY — 0.1%
Egis Gyogyszergyar Nyrt	11,150	752,077

INDIA — 9.9%
Amtek Auto, Ltd.	657,472	1,725,067
Anant Raj Industries, Ltd.	743,123	873,995
Arvind, Ltd. (a)	214,617	431,863
Aurobindo Pharma, Ltd.	372,226	942,821
Bajaj Finserv, Ltd.	82,081	878,883
Bajaj Holdings and Investment, Ltd.	74,383	1,092,621
Balrampur Chini Mills, Ltd.	524,514	493,723
BF Utilities, Ltd. (a)	15,053	141,217
Bharat Forge, Ltd.	666,177	3,647,481
Bhushan Steel, Ltd.	141,005	961,195
Biocon, Ltd.	190,557	1,313,374

See accompanying notes to financial statements.

SPDR S&P Emerging Markets Small Cap ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

Bombay Rayon Fashions, Ltd.	125,459	$708,437
CESC, Ltd.	415,005	2,352,331
Core Projects & Technologies, Ltd.	188,776	1,106,060
Coromandel International, Ltd.	229,019	1,426,020
Corp Bank	50,731	436,872
Crompton Greaves, Ltd.	254,945	793,856
Dewan Housing Finance, Corp., Ltd.	180,819	869,482
Dish TV India, Ltd. (a)	441,338	696,138
Edelweiss Capital, Ltd.	705,305	401,077
Educomp Solutions, Ltd.	228,069	1,110,192
Emami, Ltd.	128,830	1,117,710
Era Infra Engineering, Ltd.	463,382	1,456,141
Escorts, Ltd.	339,167	489,966
Essar Ports, Ltd. (a)	242,776	289,249
Essar Shipping, Ltd. (a)(d)	62,161	73,870
Federal Bank, Ltd.	221,712	1,666,858
Financial Technologies India, Ltd.	44,721	742,108
Fortis Healthcare, Ltd. (a)	331,022	850,620
Gateway Distriparks, Ltd.	382,242	1,096,970
Glenmark Pharmaceuticals, Ltd.	707,837	4,667,605
Godrej Industries, Ltd.	212,842	850,064
GTL, Ltd. (a)	183,077	217,562
Gujarat Gas Co., Ltd.	164,216	1,445,335
Gujarat NRE Coke, Ltd.	851,184	419,726
GVK Power & Infrastructure, Ltd. (a)	1,986,029	640,720
HCL Infosystems, Ltd.	415,626	526,163
Hindustan Construction Co.	895,980	525,971
Housing Development & Infrastructure, Ltd. (a)	577,364	1,154,728
IFCI, Ltd.	1,309,161	820,648
India Cements, Ltd.	1,054,268	1,561,759
India Infoline, Ltd.	531,473	760,177
Indiabulls Financial Services, Ltd.	686,393	2,207,389
Indiabulls Real Estate, Ltd.	618,286	923,484
Indian Hotels Co., Ltd.	946,749	1,379,286
IVRCL Infrastructures & Projects, Ltd.	2,022,833	1,451,814
Jain Irrigation Systems, Ltd.	310,216	969,128
Jammu & Kashmir Bank, Ltd.	79,189	1,297,261
JSW Energy, Ltd.	626,020	696,643
Jubilant Foodworks, Ltd. (a)	39,822	644,917
Mahindra & Mahindra Financial Services	108,256	1,456,786
Manappuram Finance, Ltd.	508,181	544,758
Marico, Ltd.	477,586	1,402,772
MAX India, Ltd. (a)	814,408	3,141,229
McLeod Russel India, Ltd.	98,992	481,266
Moser Baer India, Ltd. (a)	1,668,318	735,797
Motherson Sumi Systems, Ltd.	306,112	1,104,441
Mphasis, Ltd.	79,895	560,774
Nagarjuna Construction Co., Ltd.	1,206,704	1,486,975
Opto Circuits India, Ltd.	219,077	988,586
Parsvnath Developers, Ltd. (a)	184,829	244,740
Patni Computer Systems, Ltd. (a)	83,127	490,275
Pipavav Defence & Offshore Engineering Co., Ltd. (a)	151,071	242,300
Piramal Healthcare, Ltd.	87,542	639,204
PTC India, Ltd.	321,317	447,121
Punj Lloyd, Ltd.	1,082,448	1,195,721
Rajesh Exports, Ltd.	463,731	1,150,924
REI Agro, Ltd.	2,199,535	1,116,048
Rolta India, Ltd.	314,195	531,196
Satyam Computer Services, Ltd. (a)	1,149,040	1,651,708
Shree Renuka Sugars, Ltd.	836,054	940,614
Sintex Industries, Ltd.	1,170,917	3,041,157
Sterling International Enterprises, Ltd. (a)	126,000	550,438
Strides Arcolab, Ltd.	113,263	817,991
Suzlon Energy, Ltd. (a)	1,775,963	1,321,773
Tata Chemicals, Ltd.	195,314	1,260,817
Tata Global Beverages, Ltd.	613,697	1,075,144
Thermax, Ltd.	83,448	753,716
Unitech, Ltd. (a)	2,176,934	1,164,587
United Phosphorus, Ltd.	1,199,547	3,372,693
Videocon Industries, Ltd.	155,000	531,383
Voltas, Ltd.	293,871	666,948
Welspun-Gujarat Stahl, Ltd.	643,210	1,468,975

		89,925,434

INDONESIA — 3.5%
Alam Sutera Realty Tbk PT	40,114,000	1,756,984
Bakrie and Brothers Tbk PT (a)	205,573,500	1,192,747
Bakrie Sumatera Plantations Tbk PT	19,865,500	644,103
Bakrie Telecom Tbk PT (a)	49,505,000	1,858,549
Bakrieland Development Tbk PT (a)	82,971,500	1,057,202
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	10,692,000	1,094,744
Bank Permata Tbk PT (a)	858,500	150,408
Bank Tabungan Negara Tbk PT	6,240,000	858,976
Barito Pacific Tbk PT (a)	6,545,000	625,461
Bhakti Investama Tbk PT (a)	25,385,000	528,493
Bisi International PT	3,691,500	419,966
Bumi Resources Minerals Tbk PT (a)	13,603,000	944,008
Ciputra Development Tbk PT	14,644,500	849,681
Darma Henwa PT Tbk (a)	210,343,042	1,794,736
Delta Dunia Makmur Tbk PT (a)	8,916,000	699,891
Energi Mega Persada Tbk PT (a)	73,491,500	1,103,627
Gajah Tunggal Tbk PT	4,347,000	1,223,985
Garuda Indonesia Tbk PT (a)	15,950,500	789,359
Global Mediacom Tbk PT	7,182,500	670,040
Holcim Indonesia Tbk PT	4,219,000	854,360
Indah Kiat Pulp & Paper Corp. Tbk PT (a)	5,536,000	566,826
Indika Energy Tbk PT	3,272,500	837,671
Intiland Development Tbk PT (a)	12,330,000	322,628
Japfa Comfeed Indonesia Tbk PT	2,437,000	1,199,093
Kawasan Industri Jababeka Tbk PT (a)	57,209,500	904,678
Lippo Karawaci Tbk PT	12,025,750	930,320
Medco Energi Internasional Tbk PT	2,977,500	728,285
Media Nusantara Citra Tbk PT	5,104,000	592,273
Mitra Adiperkasa Tbk PT	1,164,500	569,664
Pakuwon Jati Tbk PT (a)	8,650,500	767,621
Pembangunan Perumahan Persero PT Tbk	11,121,500	417,531
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	6,755,000	1,575,398
Sentul City Tbk PT (a)	28,559,500	812,272
Summarecon Agung Tbk PT	12,673,000	1,441,752

See accompanying notes to financial statements.

SPDR S&P Emerging Markets Small Cap ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

Timah Tbk PT	3,689,500	$742,937
Trada Maritime Tbk PT	5,726,500	488,609

		32,014,878

LUXEMBOURG (e) — 0.0%
O’Key Group SA GDR	69,346	443,814

MALAYSIA — 5.4%
Aeon Co. M Bhd	218,900	473,112
Alliance Financial Group Bhd	4,115,000	4,253,563
Bandar Raya Developments BHD	850,900	522,401
Berjaya Corp. Bhd	6,367,800	2,014,558
Berjaya Sports Toto Bhd	1,256,900	1,673,242
Boustead Holdings Bhd	454,200	717,046
Bursa Malaysia Bhd	1,860,200	3,565,990
Dialog Group Bhd	2,179,500	1,536,061
DRB-Hicom Bhd	925,300	504,314
Fraser & Neave Holdings Bhd	288,900	1,493,140
Genting Plantations Bhd	1,072,300	2,351,167
IGB Corp. Bhd	5,632,967	3,370,076
Kencana Petroleum Bhd	3,181,600	2,471,533
KNM Group Bhd	5,512,337	2,071,983
Kulim Malaysia Bhd	5,715,700	6,015,584
Lafarge Malayan Cement Bhd	984,700	2,023,377
Malaysian Bulk Carriers Bhd	1,080,700	605,937
Malaysian Resources Corp. Bhd	1,368,400	720,098
Media Prima Bhd	2,598,200	1,790,459
Multi-Purpose Holdings BHD	1,689,700	1,259,667
SapuraCrest Petroleum BHD	447,900	516,295
Sunway Real Estate Investment Trust	6,959,200	2,419,644
TAN Chong Motor Holdings Bhd	1,387,000	1,950,706
Top Glove Corp. Bhd	1,340,200	1,725,363
Tradewinds Malaysia Bhd	165,700	403,285
UEM Land Holdings Bhd (a)	1,318,100	722,529
UOA Development BHD (a)	2,039,000	779,195
Wah Seong Corp Bhd	1,722,800	1,063,090

		49,013,415

MEXICO — 3.0%
Axtel SAB de CV (a)(b)	3,779,311	1,382,766
Bolsa Mexicana de Valores SAB de CV (b)	1,022,201	1,416,177
Consorcio ARA SAB de CV (b)	4,811,254	1,374,172
Corporacion GEO SAB de CV (a)(b)	1,505,471	1,956,168
Desarrolladora Homex SAB de CV (a)(b)	391,451	881,984
Empresas ICA SAB de CV (a)(b)	1,616,276	1,809,140
Genomma Lab Internacional SA de CV (a)(b)	399,496	669,305
Grupo Aeroportuario del Pacifico SAB de CV	336,313	1,127,873
Grupo Aeroportuario del Sureste SAB de CV	983,813	4,920,577
Industrias CH SAB, Series B (a)(b)	897,776	2,547,964
Inmuebles Carso SAB de CV (a)	525,000	392,523
Promotora y Operadora de Infraestructura SAB de CV (a)	913,720	3,380,098
TV Azteca SAB de CV (b)	8,188,603	4,286,808
Urbi Desarrollos Urbanos SA de CV (a)(b)	774,146	1,057,403

		27,202,958

MOROCCO — 0.1%
Alliances Developpement Immobilier SA	1,481	118,775
Holcim Maroc SA	684	157,764
Samir (a)	5,804	542,014

		818,553

PERU — 0.9%
Alicorp SA	1,153,851	2,288,149
Casa Grande SAA	61,952	301,104
Edegel SAA	1,150,243	601,353
Ferreyros SA	1,438,856	1,276,216
Grana y Montero SA	890,151	1,749,170
Luz del Sur SAA	247,880	549,653
Refineria La Pampilla SA Relapasa	843,179	224,969
Volcan Compania Minera SAA (Class B)	1,933,211	1,777,425

		8,768,039

PHILIPPINES — 1.3%
Belle Corp. (a)	2,902,000	222,337
Cebu Air, Inc.	547,530	897,836
First Philippine Holdings Corp.	460,870	569,171
GMA Holdings, Inc.	6,047,800	894,895
Megaworld Corp.	89,794,000	3,470,597
Metro Pacific Investments Corp.	12,746,750	801,682
Philex Mining Corp.	1,139,600	574,687
Philippine National Bank (a)	348,500	371,415
Rizal Commercial Banking Corp.	700,800	512,878
Semirara Mining Corp.	280,420	1,196,074
SM Development Corp.	3,187,400	540,163
Universal Robina Corp.	1,662,700	1,576,190

		11,627,925

POLAND — 2.3%
Agora SA	149,396	590,184
Asseco Poland SA	228,264	2,807,215
Bank Millennium SA	1,491,745	2,085,247
Boryszew SA (a)	708,824	94,776
Ciech SA (a)	76,490	316,118
Cyfrowy Polsat SA (a)	206,559	937,778
Echo Investment SA (a)	987,818	1,086,652
Emperia Holding SA	29,835	887,593
Eurocash SA	115,212	829,757
Globe Trade Centre SA (a)	289,313	1,036,542
Grupa Lotos SA (a)	305,242	2,341,201
LPP SA	1,605	963,268
Lubelski Wegiel Bogdanka SA	68,513	2,144,447
Netia SA (a)	1,100,637	1,655,596
Orbis SA (a)	49,040	551,388
PBG SA	40,370	687,606
Polimex- Mostostal SA	1,927,341	778,960
TVN SA	352,199	1,534,767

		21,329,095

RUSSIA — 1.2%
AK Transneft OAO Preference Shares	1,380	1,402,773

See accompanying notes to financial statements.

SPDR S&P Emerging Markets Small Cap ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

Cherkizovo Group OJSC, GDR (a)	8,613	$129,195
DIXY Group OJSC (a)	25,000	199,819
Integra Group Holdings GDR (a)	787,051	1,282,893
Inter-Regional Distribution Network Co. Center JSC	10,246,892	254,420
M Video OJSC	50,000	330,743
Novorossiysk Commercial Sea Trade Port PJSC GDR	59,415	423,035
OGK-6 OAO	16,067,863	359,052
PIK Group GDR (a)	565,308	1,848,557
Synergy Co. (a)	6,600	198,000
TransContainer OAO, GDR	70,000	664,300
Vsmpo-Avisma Corp.	23,772	3,438,453
WGC-3 OJSC (a)	14,820,000	388,684

		10,919,924

SINGAPORE — 0.1%
Yanlord Land Group, Ltd. (b)	1,155,000	629,307

SOUTH AFRICA — 9.0%
Adcock Ingram Holdings, Ltd.	236,696	1,770,708
AECI, Ltd.	156,790	1,448,129
Afgri, Ltd.	2,660,430	1,902,884
Aquarius Platinum, Ltd.	739,164	2,041,556
Aveng, Ltd.	911,103	3,911,155
AVI, Ltd.	445,408	1,791,250
Barloworld, Ltd.	382,891	2,875,338
Capital Property Fund	2,838,060	3,018,424
Clicks Group, Ltd.	509,691	2,386,433
Coronation Fund Managers, Ltd.	1,621,804	4,034,790
DataTec, Ltd.	1,089,634	5,153,299
Grindrod, Ltd. (b)	1,829,351	3,415,626
Hosken Consolidated Investments, Ltd.	273,714	2,805,542
Illovo Sugar, Ltd.	276,148	865,635
Investec, Ltd.	300,000	1,649,438
JD Group, Ltd.	712,029	3,383,402
JSE, Ltd.	538,753	4,305,145
Lewis Group, Ltd.	644,572	5,612,574
Merafe Resources, Ltd.	8,491,132	1,035,105
Metorex, Ltd. (a)	1,913,064	1,899,000
Mondi, Ltd.	214,141	1,563,617
Mpact, Ltd. (a)	236,840	389,180
Murray & Roberts Holdings, Ltd. (b)	502,790	1,626,120
Northam Platinum, Ltd.	1,036,908	4,255,152
Pick’n Pay Holdings, Ltd.	317,022	603,750
Pretoria Portland Cement Co., Ltd. (b)	487,086	1,408,709
Resilient Property Income Fund, Ltd.	100,000	405,518
Reunert, Ltd.	662,542	4,850,120
SA Corporate Real Estate Fund	9,305,767	3,762,081
Sappi, Ltd. (a)(b)	516,027	1,530,923
Sun International, Ltd.	174,449	1,755,535
Tongaat Hulett, Ltd.	153,572	1,757,488
Wilson Bayly Holmes-Ovcon, Ltd.	189,245	2,448,219

		81,661,845

TAIWAN — 29.3%
A-DATA Technology Co., Ltd. (a)	406,000	439,639
Ability Enterprise Co., Ltd.	665,000	597,900
Accton Technology Corp.	1,487,341	661,312
Action Electronics Co., Ltd.	2,029,981	613,491
Adlink Technology, Inc.	464,150	512,507
Advanced Ceramic X Corp.	194,642	581,850
Advanced International Multitech Co., Ltd.	420,000	472,715
Advanced Power Electronics Corp.	398	180
Advanced Wireless Semiconductor Co.	419,746	338,827
Advantech Co., Ltd.	685,200	1,830,198
AGV Products Corp. (a)	2,054,926	633,841
Airtac International Group	116,000	669,926
Alcor Micro Corp.	398,000	538,067
Alpha Networks, Inc.	1,079,348	718,975
Altek Corp. (a)	1,080,438	1,093,733
AmTRAN Technology Co., Ltd.	1,656,717	902,428
Anpec Electronics Corp.	495,000	349,221
Apex Biotechnology Corp.	842,484	1,620,002
Arcadyan Technology Corp.	249,718	261,804
Asia Optical Co., Inc. (a)	409,540	451,536
Asia Polymer	629,157	784,511
Asrock, Inc.	184,000	577,208
Aten International Co., Ltd.	262,000	468,548
Bank of Kaohsiung	1,932,680	627,209
Basso Industry Corp.	659,000	385,993
BES Engineering Corp.	3,568,356	881,697
Biostar Microtech International Corp.	953,000	434,674
Cameo Communications, Inc.	1,587,191	461,965
Capital Securities Corp.	3,451,730	1,155,296
Career Technology Co., Ltd.	711,726	1,160,715
Catcher Technology Co., Ltd.	132	775
Cathay No. 1 REIT	1,115,000	444,171
Cathay Real Estate Development Co., Ltd.	2,855,904	1,152,670
Chang Wah Electromaterials, Inc.	223,001	563,448
Charoen Pokphand Enterprise	1,379,798	627,078
Chaun-Choung Technology Corp.	441,000	350,195
Cheng Loong Corp.	2,507,128	966,653
Cheng Uei Precision Industry Co., Ltd.	697,603	1,547,431
Chicony Electronics Co., Ltd.	916,259	1,509,309
Chien Kuo Construction Co., Ltd.	1,764,501	836,654
Chin-Poon Industrial Co.	1,078,000	645,562
China Bills Finance Corp.	4,919,394	1,735,307
China Chemical & Pharmaceutical Co., Ltd.	908,000	534,819
China Life Insurance Co., Ltd.	20	19
China Manmade Fibers Corp. (a)	2,855,904	946,501
China Motor Corp.	1,111,000	953,327
China Petrochemical Development Corp.	314,658	341,245
China Steel Chemical Corp.	436,000	1,838,425
China Synthetic Rubber Corp.	1,331,452	1,052,928
Chipbond Technology Corp.	1,125,000	1,033,634
Chong Hong Construction Co., Ltd.	459,042	980,595
Chroma ATE, Inc.	664,680	1,378,434
Chung Hung Steel Corp.	955,239	329,123
Chunghwa Picture Tubes, Ltd. (a)	10,955,628	830,435
Clevo Co.	1,111,053	1,892,162
CMC Magnetics Corp. (a)	4,052,719	783,282

See accompanying notes to financial statements.

SPDR S&P Emerging Markets Small Cap ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

Compal Communications, Inc.	410,000	$503,839
Coretronic Corp.	2,046,420	1,591,473
Crete Systems, Inc.	251,706	396,865
CTCI Corp.	1,120,000	1,356,128
CyberTAN Technology, Inc.	1,087,210	1,088,102
D-Link Corp.	1,959,904	1,459,879
Dahan Development Corp.	478,000	1,145,004
Danen Technology Corp.	403,816	234,538
Dimerco Express Taiwan Corp.	677,081	433,243
Dynamic Electronics Co., Ltd.	981,585	354,305
Dynapack International Technology Corp.	118,000	412,371
E.Sun Financial Holding Co., Ltd.	467,933	231,855
Elan Microelectronics Corp.	846,899	918,458
Elite Material Co., Ltd.	677,782	519,318
Elite Semiconductor Memory Technology, Inc.	654,674	700,324
ENG Electric Co., Ltd.	239,982	641,789
Entire Technology Co., Ltd.	219,942	344,618
Episil Technologies, Inc. (a)	1,159,000	431,654
Epistar Corp.	1,117,000	1,982,927
Eternal Chemical Co., Ltd.	1,487,990	1,147,425
Everlight Chemical Industrial Corp.	624,800	332,133
Everlight Electronics Co., Ltd.	924,503	1,601,764
Excelsior Medical Co., Ltd.	234,328	415,985
Far Eastern Department Stores, Ltd.	1,109,645	1,463,748
Far Eastern International Bank	4,068,789	1,568,770
Faraday Technology Corp.	898,976	879,064
Farglory Land Development Co., Ltd.	237,000	388,843
Feng Hsin Iron & Steel Co., Ltd.	877,270	1,502,658
Feng TAY Enterprise Co., Ltd.	612,000	503,055
First Insurance Co., Ltd.	1,744,178	904,283
FLEXium Interconnect, Inc.	421,849	1,034,032
Forhouse Corp.	894,576	507,832
Formosa Epitaxy, Inc.	862,000	582,681
Formosa International Hotels Corp.	44,000	607,843
Formosa Sumco Technology Corp.	726	737
Formosa Taffeta Co., Ltd.	1,485,000	1,352,215
Formosan Rubber Group, Inc.	1,089,124	752,291
Formosan Union Chemical	2,568,000	1,478,865
Froch Enterprise Co., Ltd. (a)	1,364,000	597,519
FSP Technology, Inc.	626,184	482,865
Gallant Precision Machining Co., Ltd.	920,000	291,925
Gemtek Technology Corp.	703,234	571,125
Genius Electronic Optical Co., Ltd.	227,060	1,713,660
Genmont Biotech, Inc.	212,000	287,304
GeoVision, Inc.	221,743	717,436
Giant Manufacturing Co., Ltd.	692,994	2,580,962
Gigabyte Technology Co., Ltd.	508,000	446,740
Gigastorage Corp.	751,114	517,585
Gintech Energy Corp.	936,806	1,223,458
Global Unichip Corp.	226,669	922,296
Gloria Material Technology Corp. (a)	597,736	430,527
Goldsun Development & Construction Co., Ltd.	2,877,041	1,142,320
Grand Pacific Petrochemical	2,467,000	1,036,181
Grape King, Inc.	433,000	664,241
Great Wall Enterprise Co.	1,400,353	1,286,625
Greatek Electronics, Inc.	1,519,673	1,052,177
GTM Corp.	1,121,000	548,085
HannStar Display Corp. (a)	10,650,474	712,944
Hey Song Corp.	1,579,694	1,503,236
Highwealth Construction Corp.	1,158,000	1,945,516
Himax Technologies, Inc. ADR	649,206	720,619
Hiwin Technologies Corp.	148,898	1,035,812
Ho Tung Chemical Corp. (a)	2,497,510	1,278,463
Hong TAI Electric Industrial	1,486,000	455,918
Huaku Development Co., Ltd.	460,236	987,676
Huang Hsiang Construction Co.	451,484	859,264
I-Sheng Electric Wire & Cable Co., Ltd.	613,000	680,888
Ibase Technology, Inc.	405,699	453,957
Inventec Co., Ltd.	4,864,775	1,787,875
ITE Technology, Inc.	466,000	508,433
J Touch Corp.	265,121	390,613
Jess-Link Products Co., Ltd. (a)	464,974	543,932
Jih Sun Financial Holdings Co., Ltd.	1,981,113	564,918
Kaori Heat Treatment Co., Ltd.	428,000	455,035
KEE TAI Properties Co., Ltd.	1,814,076	872,066
Kenda Rubber Industrial Co., Ltd.	724,649	787,068
KGI Securities Co., Ltd.	6,340,096	2,288,468
King Yuan Electronics Co., Ltd.	2,461,656	892,578
King’s Town Bank (a)	2,447,000	1,365,021
Kinpo Electronics	2,912,371	711,010
Kinsus Interconnect Technology Corp.	463,030	1,526,973
Kuoyang Construction Co., Ltd. (a)	1,114,000	464,243
KYE Systems Corp.	674,000	268,715
Laser Tek Taiwan Co., Ltd.	702,265	859,540
LCY Chemical Corp.	1,153,213	1,721,778
Lien Hwa Industrial Corp.	1,863,651	1,024,320
Lingsen Precision Industries, Ltd.	1,534,694	788,120
Long Bon International Co., Ltd.	1,305,000	475,324
Longwell Co.	670,000	672,748
Lumax International Corp., Ltd.	430,599	932,552
Macronix International Co., Ltd.	6,907,656	2,481,996
Makalot Industrial Co., Ltd.	626,000	1,343,409
Masterlink Securities Corp.	2,028,472	678,931
Mayer Steel Pipe Corp.	1,586,234	788,563
Mercuries & Associates, Ltd.	605,053	567,827
Merida Industry Co., Ltd.	287,000	639,452
Micro-Star International Co., Ltd.	1,319,000	603,775
Microbio Co., Ltd.	492,481	478,341
Mirle Automation Corp.	1,084,170	876,941
Mitac International Corp.	2,109,999	771,993
Mosel Vitelic, Inc. (a)	1,282,000	208,233
Motech Industries, Inc.	821,885	1,332,276
Nan Kang Rubber Tire Co., Ltd.	1,146,227	1,850,513
Nantex Industry Co., Ltd.	913,550	753,922
Neo Solar Power Corp.	643,064	611,940
Newmax Technology Co., Ltd.	215,232	387,029
Nien Hsing Textile Co., Ltd.	610,910	408,944
Novatek Microelectronics Corp.	1,105,572	2,593,877
Oriental Union Chemical Corp.	1,306,000	1,611,340
Pan-International Industrial Co., Ltd.	679,388	682,175
PC Home Online	266,132	1,571,904
Phison Electronics Corp.	237,837	1,143,335
Phytohealth Corp. (a)	406,000	440,971
PixArt Imaging, Inc.	200,991	481,455

See accompanying notes to financial statements.

SPDR S&P Emerging Markets Small Cap ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

Polaris Securities Co., Ltd. (d)	5,622,920	$3,696,874
Portwell, Inc.	688,000	530,533
Powerchip Technology Corp. (a)	9,528,280	550,280
Powercom Co., Ltd. (a)	447,000	360,094
Powertech Industrial Co., Ltd.	440,000	246,891
Powertech Technology, Inc.	887,000	1,920,984
President Securities Corp.	1,972,127	983,637
Prime Electronics Satellitics, Inc.	927,946	717,084
Prince Housing Development Corp.	1,977,190	1,424,096
Promate Electronic Co., Ltd.	1,052,000	576,486
Qisda Corp.	2,764,641	746,612
Radiant Opto-Electronics Corp.	954,620	2,731,513
Radium Life Tech Co., Ltd.	1,127,420	886,028
Ralink Technology Corp. (d)	211,000	740,517
Realtek Semiconductor Corp.	941,793	1,603,907
RichTek Technology Corp.	212,477	1,003,993
Ritek Corp. (a)	5,922,596	1,053,338
Ruentex Development Co., Ltd. (a)	1,158,000	1,151,350
Ruentex Industries, Ltd. (a)	703,000	1,144,177
Sampo Corp.	3,604,527	878,807
San Fang Chemical Industry Co., Ltd.	505,110	391,160
Sanyang Industry Co., Ltd.	2,358,945	1,312,030
Senao International Co., Ltd.	615,911	1,824,996
Sercomm Corp.	1,085,000	1,112,592
Sheng Yu Steel Co., Ltd.	220,000	132,830
Shih Wei Navigation Co., Ltd.	847,968	851,446
Shinkong Insurance Co., Ltd.	948,841	549,534
Shinkong Synthetic Fibers Corp.	3,583,796	1,059,557
Sigurd Microelectronics Corp.	1,571,694	1,085,616
Silicon Integrated Systems Corp.	1,184,000	493,414
Silicon Motion Technology Corp. ADR (a)(b)	223,851	2,587,718
Simplo Technology Co., Ltd.	486,481	3,041,005
Sinbon Electronics Co., Ltd.	839,000	494,177
Sinmag Bakery Machine Corp.	235,400	628,763
Sino-American Silicon Products, Inc.	666,433	1,126,212
Sinon Corp.	2,166,662	746,512
Sinphar Pharmaceutical Co., Ltd.	511,733	418,958
Sintek Photronic Corp. (a)	1,757,000	593,834
Sinyi Realty Co.	862,071	1,124,440
Soft-World International Corp.	227,710	555,919
Solar Applied Materials Technology Corp.	524,195	670,832
Solartech Energy Corp.	472,091	456,987
Southeast Cement Co., Ltd.	1,568,000	522,238
Springsoft, Inc.	855,968	931,102
St. Shine Optical Co., Ltd.	209,000	2,571,780
Standard Foods Corp.	586,812	1,617,464
Sunonwealth Electric Machine Industry Co. Ltd.	665,000	580,443
Sunrex Technology Corp.	590,000	399,787
Systex Corp.	684,000	769,851
T JOIN Transportation Co.	1,179,000	1,197,377
Ta Chong Bank Co., Ltd. (a)	3,150,988	832,336
Ta Ya Electric Wire & Cable	3,136,650	792,525
Taichung Commercial Bank (a)	3,490,935	1,142,071
Taiflex Scientific Co., Ltd.	485,725	612,037
Tainan Enterprises Co., Ltd.	445,000	508,154
Tainan Spinning Co., Ltd.	2,530,570	1,125,159
Taisun Enterprise Co., Ltd.	1,562,631	764,010
Taiwan Acceptance Corp.	680,000	1,193,765
Taiwan Business Bank (a)	6,575,558	1,980,759
Taiwan Cogeneration Corp.	2,739,469	1,694,471
Taiwan Fire & Marine Insurance Co.	865,004	631,545
Taiwan Hon Chuan Enterprise Co., Ltd.	497,027	1,069,892
Taiwan Hopax Chemicals Manufacturing Co., Ltd.	680,229	283,475
Taiwan Land Development Corp. (a)	2,243,994	872,562
Taiwan Life Insurance Co., Ltd.	556,684	421,966
Taiwan Mask Corp.	2,129,800	772,249
Taiwan Secom	600,726	1,080,223
Taiwan Surface Mounting Technology Co., Ltd.	460,632	946,204
Taiyen Biotech Co., Ltd.	1,644,000	1,267,728
Tatung Co., Ltd. (a)	4,933,691	1,845,581
Teco Electric & Machinery Co., Ltd.	4,425,838	2,403,531
Test-Rite International Co.	688,000	496,669
Thye Ming Industrial Co., Ltd.	859,164	910,615
Tong Hsing Electronic Industries Ltd.	237,327	562,264
Tong Yang Industry Co., Ltd.	899,761	831,116
Topco Scientific Co., Ltd.	682,647	889,289
Topoint Technology Co., Ltd.	674,495	463,681
Transcend Information, Inc.	474,484	940,405
Tripod Technology Corp.	982,353	2,604,565
TSRC Corp.	1,193,700	2,659,630
TTY Biopharm Co., Ltd.	259,790	726,304
Tung Ho Steel Enterprise Corp.	1,521,258	1,377,743
Tung Thih Electronic Co., Ltd.	248,283	421,205
TXC Corp.	704,120	834,085
TYC Brother Industrial Co., Ltd. (a)	980,251	419,763
Tycoons Group Enterprise (a)	2,466,174	579,419
U-Ming Marine Transport Corp.	924,000	1,356,817
Unitech Computer Co., Ltd.	491,000	192,533
Unity Opto Technology Co., Ltd.	665,306	502,118
Universal Cement Corp.	1,278,800	604,257
Unizyx Holding Corp.	1,582,694	937,412
UPC Technology Corp.	1,825,000	811,444
USI Corp.	1,870,494	1,841,339
Ve Wong Corp.	710,604	481,509
Via Technologies, Inc. (a)	1,621,062	1,263,338
Visual Photonics Epitaxy Co., Ltd.	520,602	636,339
Wafer Works Corp.	433,045	369,456
Wah Hong Industrial Corp.	248,446	401,916
Walsin Lihwa Corp.	5,351,000	1,650,514
Wan Hai Lines, Ltd.	2,190,320	1,042,154
Waterland Financial Holdings Co., Ltd. (a)	4,737,830	1,686,807
Wei Chuan Food Corp.	870,899	811,601
Weikeng Industrial Co., Ltd.	1,240,628	895,613
Winbond Electronics Corp. (a)	10,477,730	2,104,141
Wintek Corp.	2,507,859	1,987,360
Wistron NeWeb Corp.	497,509	1,240,712
WPG Holdings Co., Ltd.	1,416,159	1,656,639
WUS Printed Circuit Co., Ltd. (a)	1,159,000	614,203
Yageo Corp.	2,195,000	620,146
Yang Ming Marine Transport Corp.	2,506,788	982,973
Yieh Phui Enterprise Co., Ltd.	2,760,419	928,443

See accompanying notes to financial statements.

SPDR S&P Emerging Markets Small Cap ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

Young Fast Optoelectronics Co., Ltd.	237,959	$656,681
Young Optics, Inc.	206,242	584,042
Yuen Foong Yu Paper Manufacturing Co., Ltd.	3,910,941	1,514,327
Yufo Electronics Co., Ltd.	67,000	42,432
Yungtay Engineering Co., Ltd.	926,000	1,452,430
Zenitron Corp.	1,118,348	691,743
Zinwell Corp.	654,674	658,433

		266,601,503

THAILAND — 3.7%
Airports of Thailand PCL	687,700	873,867
Bangkok Chain Hospital PCL, NVDR	1,500,000	304,005
Bangkok Expressway PCL, NVDR	1,500,000	796,204
BEC World PCL	1,712,870	2,025,027
Big C Supercenter PCL	135,800	493,659
Bumrungrad Hospital PCL	619,000	771,634
Cal-Comp Electronics Thailand PCL	31,360,790	2,380,938
Dynasty Ceramic PCL	367,500	602,944
Electricity Generating PCL, NVDR	450,000	1,223,259
Hana Microelectronics PCL	6,190,384	3,365,530
Home Product Center PCL, NVDR	1,500,000	451,182
Land and Houses PCL, NVDR	3,179,100	664,763
Minor International PCL	6,896,229	2,285,062
Precious Shipping PCL	860,000	401,158
Pruksa Real Estate PCL	2,423,900	1,115,064
Robinson Department Store PCL, NVDR	640,000	694,869
Siam City Cement PCL, NVDR	116,000	813,511
Siam Makro PCL, NVDR	124,000	869,616
Sri Trang Agro-Industry PCL, NVDR	750,000	386,038
Thai Airways International PCL, NVDR	853,400	549,075
Thai Stanley Electric PCL, NVDR	105,000	548,898
Thai Tap Water Supply PCL	3,600,000	584,848
Thai Union Frozen Products PCL	812,395	1,352,467
Thai Vegetable Oil PCL, NVDR	700,000	394,081
Thanachart Capital PCL	5,656,464	4,958,618
Thoresen Thai Agencies PCL	3,351,366	1,584,851
Tisco Financial Group PCL	611,013	707,623
True Corp. PCL (a)	16,981,428	1,726,277
Vanachai Group PCL, NVDR	1,423,000	154,729
Vinythai PCL, NVDR	1,000,000	395,689

		33,475,486

TURKEY — 3.0%
Adana Cimento Sanayii TAS	85,446	187,026
Akfen Holding AS (a)	105,762	533,517
Akmerkez Gayrimenkul Yatirim Ortakligi AS (a)	78,592	927,744
Albaraka Turk Katilim Bankasi	2,355,460	2,381,492
Asya Katilim Bankasi AS (a)	1,795,857	1,873,652
Aygaz AS	265,509	1,373,630
Bursa Cimento Fabrikasi AS	84,512	204,525
Dogan Sirketler Grubu Holdings AS (a)	2,352,156	809,583
Dogan Yayin Holding AS (a)	2,064,000	721,504
GSD Holding (a)	1,061,182	405,195
Ihlas Holding (a)	1,595,167	754,926
Is Finansal Kiralama AS (a)	374,727	213,617
Ittifak Holding A.S	198,784	829,581
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS (a)	3,964,717	1,791,047
Metro Ticari ve Mali Yatirimlar Holding AS (a)	410,603	200,946
NET Holding AS (a)	330,592	279,131
Petkim Petrokimya Holding AS (a)	2,690,130	3,472,162
Sekerbank TAS	2,282,614	1,153,920
Sinpas Gayrimenkul Yatirim Ortakligi AS	949,154	740,151
TAV Havalimanlari Holding AS (a)	366,649	1,451,255
Tekfen Holding AS	321,331	985,015
Tofas Turk Otomobil Fabrikasi AS	209,238	747,178
Torunlar Gayrimenkul Yatirim Ortakligi AS	195,842	535,038
Turk Hava Yollari Anonim Ortakligi (a)	914,618	1,337,901
Turk Sise ve Cam Fabrikalari AS	545,254	1,043,913
Turkiye Sinai Kalkinma Bankasi AS	1,007,778	1,083,953
Ulker Biskuvi Sanayi AS	426,589	1,266,381

		27,303,983

UNITED ARAB EMIRATES — 0.1%
Exillon Energy PLC (a)	170,689	536,319

TOTAL COMMON STOCKS —
(Cost $1,152,149,337)		887,154,885

PREFERRED STOCKS — 0.0% (e)
BRAZIL — 0.0% (e)
Costa Pinto SA Preference Shares (a)	10,000	31,731
Universo Online SA Preference Shares	32,927	313,793

TOTAL PREFERRED STOCKS —
(Cost $387,107)		345,524

SHORT TERM INVESTMENTS — 6.7%
UNITED STATES — 6.7%
MONEY MARKET FUNDS — 6.7%
State Street Navigator Securities Lending Prime Portfolio (f)(g)	43,303,701	43,303,701
State Street Institutional Liquid Reserves Fund 0.09% (g)(h)	17,023,636	17,023,636

TOTAL SHORT TERM INVESTMENTS —
(Cost $60,327,337)		60,327,337

TOTAL INVESTMENTS — 104.3%
(Cost $1,212,863,781)		947,827,746
OTHER ASSETS & LIABILITIES — (4.3)%		(39,015,529)

NET ASSETS — 100.0%		$908,812,217

See accompanying notes to financial statements.

SPDR S&P Emerging Markets Small Cap ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

(a)	Non-income producing security.
(b)	A portion of the security was on loan at September 30, 2011.
(c)	Securities are valued at fair value as determined in good faith by the Trust’s Pricing and Investment Committee in accordance with procedures approved by the Board of Trustees. Securities’ values are determined based on Level 3 inputs. (Note 2)
(d)	Securities are valued at fair value as determined in good faith by the Trust’s Pricing and Investment Committee in accordance with procedures approved by the Board of Trustees. Securities’ values are determined based on Level 2 inputs. (Note 2)
(e)	Amount shown represents less than 0.05% of net assets.
(f)	Investments of cash collateral for securities loaned.
(g)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(h)	The rate shown is the annualized seven-day yield at period end.
ADR = American Depositary Receipt
GDR = Global Depositary Receipt
REIT = Real Estate Investment Trust

See accompanying notes to financial statements.

SPDR Dow Jones Global Real Estate ETF
SCHEDULE OF INVESTMENTS
September 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 99.6%
AUSTRALIA — 8.2%
Abacus Property Group	124,787	$224,369
Astro Japan Property Group	29,403	59,154
Bunnings Warehouse Property Trust	195,919	323,703
CFS Retail Property Trust	816,690	1,389,047
Charter Hall Office REIT	202,002	661,618
Charter Hall Retail REIT	123,732	376,399
Commonwealth Property Office Fund	1,194,110	1,038,698
Dexus Property Group	2,350,013	1,872,862
Goodman Group	3,604,659	2,014,438
GPT Group	904,511	2,760,357
ING Office Fund	1,181,415	700,413
Westfield Group	1,034,974	7,795,660
Westfield Retail Trust	1,403,956	3,302,103

		22,518,821

AUSTRIA — 0.8%
Atrium European Real Estate, Ltd.	91,426	441,598
CA Immobilien Anlagen AG (a)	35,305	433,424
IMMOFINANZ AG (a)(b)	483,525	1,390,262

		2,265,284

BELGIUM — 0.5%
Befimmo Sicafi S.C.A.	6,898	519,486
Cofinimmo	6,823	808,701

		1,328,187

CANADA — 5.6%
Artis REIT	19,837	235,482
Boardwalk REIT	11,514	532,359
Brookfield Asset Management, Inc. (Class A)	272,375	7,574,903
Brookfield Office Properties, Inc.	126,250	1,738,462
Calloway REIT	24,551	606,206
Canadian Apartment Properties REIT	18,102	366,539
Canadian REIT	16,088	550,702
Chartwell Seniors Housing REIT	34,230	248,008
Extendicare REIT	18,978	128,031
First Capital Realty, Inc. (b)	29,888	487,593
H&R REIT	37,392	752,469
Primaris Retail REIT	19,091	375,573
RioCan REIT	63,755	1,590,739

		15,187,066

CHINA — 1.3%
Hongkong Land Holdings, Ltd.	603,000	2,701,440
Kerry Properties, Ltd.	300,635	967,392

		3,668,832

FRANCE — 4.2%
Fonciere Des Regions	12,851	905,905
Gecina SA (b)	10,198	901,550
Klepierre	45,762	1,299,200
SILIC	4,574	444,682
Unibail-Rodamco SE	44,474	8,028,703

		11,580,040

GERMANY — 0.1%
IVG Immobilien AG (a)	44,579	157,424

HONG KONG — 4.2%
Champion REIT (b)	747,462	288,049
GZI REIT	352,000	152,380
Hang Lung Group, Ltd.	413,996	2,119,238
Hang Lung Properties, Ltd.	1,085,018	3,261,430
Hysan Development Co., Ltd.	297,027	909,996
Prosperity REIT	535,000	95,527
The Link REIT	1,088,013	3,452,124
Wheelock & Co., Ltd.	403,016	1,203,651

		11,482,395

ITALY — 0.1%
Beni Stabili SpA	401,468	212,713

JAPAN — 9.1%
Aeon Mall Co., Ltd.	38,900	901,846
Daibiru Corp.	27,900	197,631
Daiwa Office Investment Corp. (b)	125	325,960
Frontier Real Estate Investment Corp. (b)	86	762,039
Fukuoka REIT Corp.	53	345,174
Global One Real Estate Investment Co., Ltd. (b)	48	367,410
Hankyu REIT, Inc.	41	190,692
Heiwa Real Estate Co., Ltd.	88,500	191,742
Ichigo Real Estate Investment Corp.	73	86,941
Japan Excellent, Inc.	83	372,036
Japan Hotel and Resort, Inc.	36	77,577
Japan Prime Realty Investment Corp. (b)	348	896,637
Japan Real Estate Investment Corp. (b)	239	2,337,909
Japan Retail Fund Investment Corp. (b)	912	1,471,884
Kenedix Realty Investment Corp. (b)	140	457,161
Mitsui Fudosan Co., Ltd.	429,000	6,918,098
Mori Hills REIT Investment Corp. (b)	89	301,362
Mori Trust Sogo REIT, Inc. (b)	84	777,011
Nippon Building Fund, Inc. (b)	282	2,923,171
Nomura Real Estate Office Fund, Inc.	142	869,538
NTT Urban Development Corp. (b)	529	389,132
Orix JREIT, Inc.	138	635,573
Premier Investment Corp. (b)	68	266,866
Shoei Co., Ltd. (b)	17,800	141,790
Tokyu Land Corp.	223,000	812,961
Tokyu REIT, Inc.	83	447,412
Top REIT, Inc.	76	412,636
United Urban Investment Corp.	1,019	1,077,433

		24,955,622

NETHERLANDS — 0.9%
Corio NV	28,447	1,326,125
Eurocommercial Properties NV	17,383	670,063
VastNed Retail NV	9,016	433,911

		2,430,099

NEW ZEALAND — 0.4%
AMP NZ Office Trust	375,908	247,116
Argosy Property Trust	266,573	167,090
Goodman Property Trust	382,349	286,422

See accompanying notes to financial statements.

SPDR Dow Jones Global Real Estate ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

Kiwi Income Property Trust	474,106	$387,775

		1,088,403

SINGAPORE — 3.6%
Ascendas REIT	818,969	1,275,809
Cambridge Industrial Trust	527,907	186,354
CapitaCommercial Trust (b)	937,682	726,774
CapitaLand, Ltd. (b)	1,233,500	2,338,075
CapitaMall Trust (b)	980,860	1,377,464
Frasers Commercial Trust	237,412	145,752
Global Logistic Properties, Ltd. (a)	1,098,000	1,394,513
Guocoland, Ltd.	158,999	231,220
Mapletree Logistics Trust (b)	625,240	407,838
Singapore Land, Ltd.	52,000	233,443
Starhill Global REIT	565,524	251,711
Suntec REIT	1,012,274	893,343
United Industrial Corp., Ltd.	118,000	240,872

		9,703,168

SOUTH AFRICA — 0.4%
Capital Property Fund	349,799	372,030
Fountainhead Property Trust	566,788	472,376
SA Corporate Real Estate Fund	388,586	157,095
Sycom Property Fund	51,057	134,262

		1,135,763

SPAIN — 0.0% (c)
Martinsa-Fadesa SA (a)(d)(e)	178	0

SWEDEN — 1.0%
Castellum AB	83,849	1,029,770
Fabege AB	69,820	531,666
Great Portland Estates PLC	152,420	807,295
Kungsleden AB	66,541	455,349

		2,824,080

SWITZERLAND — 1.3%
PSP Swiss Property AG (a)	16,925	1,522,374
Swiss Prime Site AG (a)	26,503	2,135,880

		3,658,254

UNITED KINGDOM — 5.6%
Big Yellow Group PLC	59,208	220,348
British Land Co. PLC	431,351	3,198,522
Capital & Counties Properties PLC	333,908	873,872
Capital Shopping Centres Group PLC	335,418	1,710,711
Derwent London PLC (b)	49,141	1,102,346
Grainger PLC	163,562	220,654
Hammerson PLC	344,923	2,032,148
Land Securities Group PLC	373,148	3,731,881
Segro PLC	361,542	1,240,189
Shaftesbury PLC	121,851	884,369
Workspace Group PLC	51,808	173,317

		15,388,357

UNITED STATES — 52.3%
Acadia Realty Trust (b)	19,563	365,828
Alexander’s, Inc. (b)	1,637	590,990
Alexandria Real Estate Equities, Inc.	30,200	1,853,978
American Campus Communities, Inc.	33,864	1,260,079
Apartment Investment & Management Co. (Class A)	58,877	1,302,359
Ashford Hospitality Trust, Inc. (b)	32,978	231,506
AvalonBay Communities, Inc. (b)	45,859	5,230,219
BioMed Realty Trust, Inc. (b)	63,741	1,056,188
Boston Properties, Inc. (b)	71,009	6,326,902
Brandywine Realty Trust (b)	65,559	525,128
BRE Properties, Inc.	36,445	1,543,081
Camden Property Trust	34,715	1,918,351
CBL & Associates Properties, Inc. (b)	68,619	779,512
Cedar Shopping Centers, Inc. (b)	25,832	80,338
Colonial Properties Trust	42,557	772,835
CommonWealth REIT	40,916	776,177
Corporate Office Properties Trust (b)	35,034	763,041
Cousins Properties, Inc.	40,893	239,224
CubeSmart (b)	42,725	364,444
DCT Industrial Trust, Inc. (b)	119,801	525,926
DDR Corp. (b)	110,562	1,205,126
DiamondRock Hospitality Co. (b)	82,043	573,481
Digital Realty Trust, Inc. (b)	48,459	2,672,998
Douglas Emmett, Inc. (b)	62,176	1,063,210
Duke Realty Corp.	122,949	1,290,964
DuPont Fabros Technology, Inc. (b)	30,413	598,832
EastGroup Properties, Inc. (b)	13,137	501,045
Education Realty Trust, Inc. (b)	35,423	304,284
Equity Lifestyle Properties, Inc.	19,025	1,192,868
Equity One, Inc. (b)	30,145	478,100
Equity Residential	143,584	7,447,702
Essex Property Trust, Inc. (b)	16,503	1,981,020
Extra Space Storage, Inc. (b)	46,000	856,980
Federal Realty Investment Trust (b)	30,298	2,496,858
FelCor Lodging Trust, Inc. (a)	60,856	141,794
First Industrial Realty Trust, Inc. (a)(b)	38,858	310,864
First Potomac Realty Trust (b)	24,294	302,946
Forest City Enterprises, Inc. (Class A) (a)(b)	64,511	687,687
Franklin Street Properties Corp. (b)	35,915	406,199
General Growth Properties, Inc.	187,481	2,268,520
HCP, Inc.	197,934	6,939,566
Health Care REIT, Inc.	86,137	4,031,212
Healthcare Realty Trust, Inc. (b)	37,946	639,390
Hersha Hospitality Trust (b)	73,253	253,455
Highwoods Properties, Inc. (b)	35,277	996,928
Home Properties, Inc. (b)	19,967	1,133,327
Hospitality Properties Trust	60,193	1,277,897
Host Hotels & Resorts, Inc.	344,274	3,766,358
Inland Real Estate Corp. (b)	37,556	274,159
Kilroy Realty Corp. (b)	28,585	894,711
Kimco Realty Corp. (b)	198,177	2,978,600
Kite Realty Group Trust (b)	29,681	108,632
LaSalle Hotel Properties	41,431	795,475
Liberty Property Trust (b)	55,845	1,625,648
Mack-Cali Realty Corp. (b)	42,371	1,133,424
Mid-America Apartment Communities, Inc. (b)	18,116	1,090,946
Parkway Properties, Inc. (b)	10,718	118,005
Pennsylvania Real Estate Investment Trust	27,020	208,865
Piedmont Office Realty Trust, Inc. (Class A) (b)	84,138	1,360,511

See accompanying notes to financial statements.

SPDR Dow Jones Global Real Estate ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

Post Properties, Inc.	24,673	$857,140
ProLogis	223,750	5,425,937
PS Business Parks, Inc. (b)	9,261	458,790
Public Storage	68,707	7,650,524
Ramco-Gershenson Properties Trust (b)	19,081	156,464
Regency Centers Corp. (b)	43,833	1,548,620
Saul Centers, Inc. (b)	3,877	131,081
Senior Housing Properties Trust	74,792	1,611,020
Simon Property Group, Inc.	142,761	15,700,855
SL Green Realty Corp.	41,634	2,421,017
Sovran Self Storage, Inc.	13,417	498,710
Sun Communities, Inc. (b)	9,666	340,147
Sunstone Hotel Investors, Inc. (a)	57,343	326,282
Tanger Factory Outlet Centers, Inc. (b)	41,909	1,090,053
Taubman Centers, Inc. (b)	28,262	1,421,861
The Macerich Co. (b)	64,342	2,742,899
UDR, Inc.	106,814	2,364,862
Universal Health Realty Income Trust (b)	5,763	193,694
Ventas, Inc. (b)	127,704	6,308,578
Vornado Realty Trust	89,818	6,702,219
Washington Real Estate Investment Trust (b)	32,138	905,649
Weingarten Realty Investors (b)	58,933	1,247,612

		143,018,707

TOTAL COMMON STOCKS —
(Cost $276,548,619)		272,603,215

SHORT TERM INVESTMENTS — 11.0%
UNITED STATES — 11.0%
MONEY MARKET FUNDS — 11.0%
State Street Navigator Securities Lending Prime Portfolio (f)(g)	29,583,281	29,583,281
State Street Institutional Liquid Reserves Fund 0.09% (g)(h)	470,118	470,118

TOTAL SHORT TERM INVESTMENTS —
(Cost $30,053,399)		30,053,399

TOTAL INVESTMENTS — 110.6%
(Cost $306,602,018)		302,656,614
OTHER ASSETS & LIABILITIES — (10.6)%		(28,950,976)

NET ASSETS — 100.0%		$273,705,638

(a)	Non-income producing security.
(b)	A portion of the security was on loan at September 30, 2011.
(c)	Amount shown represents less than 0.05% of net assets.
(d)	Security is valued at fair value as determined in good faith by the Trust’s Pricing and Investment Committee in accordance with procedures approved by the Board of Trustees. Security value is determined based on Level 2 inputs. (Note 2)
(e)	Company has filed for insolvency.
(f)	Investments of cash collateral for securities loaned.
(g)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(h)	The rate shown is the annualized seven-day yield at period end.
PLC = Public Limited Company
REIT = Real Estate Investment Trust

See accompanying notes to financial statements.

SPDR S&P International Consumer Discretionary Sector ETF
SCHEDULE OF INVESTMENTS
September 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 99.7%
AUSTRALIA — 1.8%
Aristocrat Leisure, Ltd.	11,066	$22,586
Crown, Ltd.	10,548	81,705
Fairfax Media, Ltd.	49,671	39,827
Tatts Group, Ltd.	29,898	64,799

		208,917

BELGIUM — 0.5%
S.A. D’Ieteren NV	1,034	52,052

CANADA — 5.1%
Canadian Tire Corp., Ltd. (Class A)	1,419	77,619
Gildan Activewear, Inc.	1,727	45,079
Lululemon Athletica, Inc. (a)	1,328	64,944
Magna International, Inc. (Class A)	2,563	85,224
Shaw Communications, Inc.	4,719	96,278
Thomson Reuters Corp.	4,718	128,584
Tim Hortons, Inc.	1,582	73,950

		571,678

CHINA — 0.2%
Li Heng Chemical Fibre Technologies, Ltd.	225,000	21,238

FINLAND — 0.7%
Nokian Renkaat Oyj	1,270	38,475
Sanoma Oyj	3,217	38,199

		76,674

FRANCE — 9.9%
Accor SA	1,859	50,259
Christian Dior SA	428	48,553
Compagnie Generale des Etablissements Michelin	1,722	104,453
Havas SA	11,923	44,152
Hermes International	502	152,117
Lagardere SCA	1,467	36,443
LVMH Moet Hennessy Louis Vuitton SA	2,163	289,194
Peugeot SA	1,874	40,644
PPR	835	109,142
Publicis Groupe SA	1,175	49,518
Renault SA	1,779	59,839
Sodexo	1,333	88,682
Valeo SA	1,063	45,425

		1,118,421

GERMANY — 9.1%
Adidas AG	2,091	128,422
Bayerische Motoren Werke AG	3,071	205,874
Continental AG (a)	603	35,307
Daimler AG	7,878	355,466
Porsche Automobil Holding SE Preference Shares	872	42,370
ProSiebenSat.1 Media AG Preference Shares	1,309	23,376
TUI AG (a)	3,090	16,073
Volkswagen AG	502	62,767
Volkswagen AG Preference Shares	1,204	161,621

		1,031,276

HONG KONG — 4.8%
Belle International Holdings, Ltd.	43,000	75,121
Esprit Holdings, Ltd.	13,832	16,969
Galaxy Entertainment Group, Ltd. (a)	16,000	23,883
Geely Automobile Holdings, Ltd.	45,000	10,116
Giordano International, Ltd.	108,000	71,586
GOME Electrical Appliances Holdings, Ltd.	79,000	18,571
Li & Fung, Ltd.	72,000	122,270
Sands China, Ltd. (a)	28,000	67,044
Shangri-La Asia, Ltd.	18,500	35,694
SJM Holdings, Ltd.	27,000	48,903
Skyworth Digital Holdings, Ltd.	20,887	7,378
Wynn Macau, Ltd.	19,600	47,283

		544,818

ITALY — 1.5%
Fiat SpA	8,201	45,047
Lottomatica SpA (a)	2,716	42,891
Mediaset SpA	9,275	29,493
Pirelli & C. SpA	7,331	52,819

		170,250

JAPAN — 35.3%
Aisin Seiki Co., Ltd.	2,600	87,903
Aoyama Trading Co., Ltd.	4,500	78,756
Benesse Holdings, Inc.	1,800	79,982
Bridgestone Corp.	7,100	163,223
Casio Computer Co., Ltd.	4,400	28,256
Denso Corp.	3,900	127,048
Dentsu, Inc.	3,500	112,338
Fast Retailing Co., Ltd.	900	163,350
Fuji Heavy Industries, Ltd.	9,000	53,477
Gunze, Ltd.	17,000	56,240
Honda Motor Co., Ltd.	12,600	375,810
Isetan Mitsukoshi Holdings, Ltd.	6,100	62,440
Isuzu Motors, Ltd.	18,000	78,464
Mazda Motor Corp. (a)	17,000	34,847
Mitsubishi Motors Corp. (a)	37,000	49,442
Namco Bandai Holdings, Inc.	4,400	59,995
Nikon Corp.	4,500	107,596
Nissan Motor Co., Ltd.	18,000	161,832
Oriental Land Co., Ltd.	500	53,646
Panasonic Corp.	16,000	156,513
PARIS MIKI HOLDINGS, Inc.	4,500	42,618
Rakuten, Inc.	71	83,177
Resorttrust, Inc.	4,500	77,296
Sekisui Chemical Co., Ltd.	9,000	76,479
Sekisui House, Ltd.	9,000	85,820
Sharp Corp.	9,000	76,596
Shimano, Inc.	1,800	96,328
Sony Corp.	8,000	156,409
Stanley Electric Co., Ltd.	2,700	41,439
Sumitomo Forestry Co., Ltd.	7,900	69,591
Suzuki Motor Corp.	4,300	96,064
Toyobo Co., Ltd.	37,000	54,722
Toyota Industries Corp.	2,500	73,949
Toyota Motor Corp.	22,400	781,152
Yamada Denki Co., Ltd.	1,150	81,312

		3,984,110

LUXEMBOURG — 0.7%
SES	3,214	78,784

See accompanying notes to financial statements.

SPDR S&P International Consumer Discretionary Sector ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

NETHERLANDS — 1.5%
Reed Elsevier NV	8,454	$93,339
Wolters Kluwer NV	4,769	78,223

		171,562

NORWAY — 0.4%
Schibsted ASA	1,983	42,896

SINGAPORE — 1.3%
Genting Singapore PLC (a)	54,000	63,817
Singapore Press Holdings, Ltd.	27,000	77,907

		141,724

SOUTH KOREA — 5.8%
Hyundai Mobis	372	107,838
Hyundai Motor Co.	1,825	326,875
Kia Motors Corp.	1,959	119,564
LG Electronics, Inc.	817	47,783
Lotte Shopping Co., Ltd.	142	48,456

		650,516

SPAIN — 1.7%
Industria de Diseno Textil SA	1,995	172,272
NH Hoteles SA (a)	4,698	19,761

		192,033

SWEDEN — 2.7%
Electrolux AB	4,366	64,649
Hennes & Mauritz AB (Class B)	7,794	234,562

		299,211

SWITZERLAND — 2.9%
Compagnie Financiere Richemont SA	4,313	194,448
The Swatch Group AG	404	134,459

		328,907

UNITED KINGDOM — 12.7%
British Sky Broadcasting Group PLC	11,941	123,515
Burberry Group PLC	4,752	86,907
Carnival PLC	2,392	75,084
Compass Group PLC	18,867	153,127
GKN PLC	16,513	45,249
Home Retail Group PLC	13,182	23,081
Informa PLC	8,513	43,445
ITV PLC (a)	38,453	35,522
Kingfisher PLC	33,174	128,421
Marks & Spencer Group PLC	17,103	83,819
Next PLC	2,886	113,834
Pearson PLC	10,532	186,873
Reed Elsevier PLC	12,479	96,110
Tui Travel PLC	13,398	31,161
Whitbread PLC	3,497	86,291
WPP PLC	12,915	120,915

		1,433,354

UNITED STATES — 1.1%
Virgin Media, Inc. (b)	4,069	99,080
Virgin Media, Inc. (b)	868	21,567

		120,647

TOTAL COMMON STOCKS —
(Cost $12,540,527)		11,239,068

SHORT TERM INVESTMENT — 0.0% (c)
UNITED STATES — 0.0% (c)
MONEY MARKET FUND — 0.0% (c)
State Street Institutional Liquid Reserves Fund 0.09% (d)(e) (Cost $2,672)	2,672	2,672

TOTAL INVESTMENTS — 99.7%
(Cost $12,543,199)		11,241,740
OTHER ASSETS & LIABILITIES — 0.3%		29,155

NET ASSETS — 100.0%		$11,270,895

(a)	Non-income producing security.
(b)	Reflects separate holdings of the issuer’s common stock traded on different securities exchanges.
(c)	Amount represents less than 0.05% of net assets.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.

See accompanying notes to financial statements.

SPDR S&P International Consumer Staples Sector ETF
SCHEDULE OF INVESTMENTS
September 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 99.4%
AUSTRALIA — 8.8%
Coca-Cola Amatil, Ltd.	18,300	$212,185
Foster’s Group, Ltd.	48,666	249,736
Treasury Wine Estates, Ltd.	13,687	51,480
Wesfarmers, Ltd.	21,773	668,482
Woolworths, Ltd.	21,542	520,486

		1,702,369

BELGIUM — 4.4%
Anheuser-Busch InBev NV	12,819	684,100
Anheuser-Busch InBev NV — VVPR Strip (a)	2,040	5
Delhaize Group	2,711	159,716

		843,821

CANADA — 2.5%
Loblaw Cos., Ltd.	4,436	167,896
Shoppers Drug Mart Corp.	5,488	215,138
Viterra, Inc.	9,642	95,398

		478,432

CHINA — 0.5%
Hengan International Group Co., Ltd.	13,000	105,122

DENMARK — 0.7%
Carlsberg A/S (Class B)	2,357	140,584

FINLAND — 0.5%
Kesko Oyj (Class B)	3,028	94,010

FRANCE — 8.7%
Carrefour SA	8,926	205,269
Casino Guichard-Perrachon SA	1,549	122,079
Danone	10,708	663,752
L’Oreal SA	3,952	389,090
Pernod — Ricard SA	3,657	288,655

		1,668,845

GERMANY — 2.1%
Beiersdorf AG	2,473	133,136
Henkel AG & Co. KGaA Preference Shares	4,981	267,320

		400,456

HONG KONG — 0.4%
Pacific Andes International Holdings, Ltd.	194,346	17,226
Vitasoy International Holdings, Ltd.	78,000	49,998

		67,224

IRELAND — 0.4%
Kerry Group PLC (Class A)	2,317	81,448

JAPAN — 13.9%
Aeon Co., Ltd.	14,205	193,319
Ajinomoto Co., Inc.	12,728	151,917
Asahi Breweries, Ltd.	11,582	247,778
Japan Tobacco, Inc.	91	429,145
Kao Corp.	12,874	361,434
Kirin Holdings Co., Ltd.	12,739	168,079
Lawson, Inc.	3,824	217,295
Nichirei Corp.	25,388	118,245
Oenon Holdings, Inc.	25,000	60,651
Seven & I Holdings Co., Ltd.	12,877	365,695
Shiseido Co., Ltd.	10,393	203,195
Unicharm Corp.	1,300	62,824
UNY Co., Ltd.	10,200	96,072

		2,675,649

LUXEMBOURG — 0.1%
Oriflame Cosmetics SA SDR	766	27,927

NETHERLANDS — 7.1%
Heineken NV	5,062	227,793
Koninklijke Ahold NV	21,161	250,301
Unilever NV	27,843	887,415

		1,365,509

NORWAY — 0.2%
Marine Harvest	77,344	33,962

SINGAPORE — 1.6%
Golden Agri-Resources, Ltd.	166,105	78,393
Olam International, Ltd.	13,590	23,674
Wilmar International, Ltd.	52,000	210,299

		312,366

SPAIN — 0.7%
Ebro Puleva SA	7,256	125,051

SWEDEN — 1.0%
Swedish Match AB	5,895	195,693

SWITZERLAND — 17.1%
Lindt & Spruengli AG	64	186,722
Nestle SA	56,096	3,094,143

		3,280,865

UNITED KINGDOM — 28.7%
British American Tobacco PLC	30,318	1,288,653
Diageo PLC	41,233	791,348
Imperial Tobacco Group PLC	17,187	582,065
J Sainsbury PLC	27,672	118,459
Reckitt Benckiser Group PLC	10,581	539,491
SABMiller PLC	13,476	442,426
Tate & Lyle PLC	12,324	120,181
Tesco PLC	124,119	730,873
Unilever PLC	22,722	715,360
William Morrison Supermarkets PLC	42,420	191,968

		5,520,824

TOTAL COMMON STOCKS —
(Cost $19,883,657)		19,120,157

WARRANT — 0.0% (b)
SINGAPORE — 0.0% (b)
Golden Agri-Resources, Ltd. (expiring 7/23/12) (a) (Cost $0)	2,970	260

See accompanying notes to financial statements.

SPDR S&P International Consumer Staples Sector ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

SHORT TERM INVESTMENT — 0.0% (b)
UNITED STATES — 0.0% (b)
MONEY MARKET FUND — 0.0% (b)
State Street Institutional Liquid Reserves Fund 0.09% (c)(d) (Cost $7,154)	7,154	$7,154

TOTAL INVESTMENTS — 99.4%
(Cost $19,890,811)		19,127,571
OTHER ASSETS & LIABILITIES — 0.6%		111,742

NET ASSETS — 100.0%		$19,239,313

(a)	Non-income producing security.
(b)	Amount shown represents less than 0.05% of net assets.
(c)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(d)	The rate shown is the annualized seven-day yield at period end.
SDR = Swedish Depositary Receipt

See accompanying notes to financial statements.

SPDR S&P International Energy Sector ETF
SCHEDULE OF INVESTMENTS
September 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 99.5%
AUSTRALIA — 5.2%
Origin Energy, Ltd.	11,326	$147,504
Paladin Energy, Ltd. (a)	9,564	11,294
Santos, Ltd.	14,037	155,116
Woodside Petroleum, Ltd.	7,195	227,127
WorleyParsons, Ltd.	3,949	100,940

		641,981

AUSTRIA — 0.6%
OMV AG	2,568	77,592

BERMUDA — 0.7%
Seadrill, Ltd.	3,300	92,407

CANADA — 27.4%
ARC Resources, Ltd.	2,932	63,477
Athabasca Oil Sands Corp. (a)	5,830	59,976
Baytex Energy Corp.	1,191	50,072
Bonavista Energy Corp.	3,407	77,030
Cameco Corp.	5,793	106,960
Canadian Natural Resources, Ltd.	11,784	347,962
Canadian Oil Sands, Ltd.	3,775	73,866
Cenovus Energy, Inc.	9,203	284,997
Chinook Energy, Inc. (a)	11,000	16,256
Crescent Point Energy Corp.	2,447	92,639
Enbridge, Inc.	10,122	324,918
EnCana Corp.	10,119	195,864
Enerplus Corp.	3,221	79,965
Husky Energy, Inc.	4,507	98,137
Imperial Oil, Ltd.	2,608	94,204
MEG Energy Corp. (a)	1,299	48,317
Nexen, Inc.	7,726	120,852
Niko Resources, Ltd.	1,089	45,115
Pacific Rubiales Energy Corp.	3,085	65,723
Penn West Petroleum, Ltd.	3,864	57,071
Petrobank Energy & Resources, Ltd. (a)	1,500	9,141
Provident Energy, Ltd.	970	7,987
Suncor Energy, Inc.	17,052	437,898
Talisman Energy, Inc.	11,044	136,506
TransCanada Corp.	8,515	347,611
Uranium One, Inc.	6,798	13,504
Vermilion Energy, Inc.	2,981	125,985

		3,382,033

FINLAND — 0.1%
Neste Oil Oyj	1,573	13,792

FRANCE — 10.5%
Bourbon SA	1,678	38,746
Compagnie Generale de Geophysique-Veritas (a)	2,718	49,213
Technip SA	1,474	119,708
Total SA	24,512	1,093,025

		1,300,692

HONG KONG — 0.0% (b)
Mongolia Energy Co., Ltd. (a)	66,000	4,324

ITALY — 5.8%
ENI SpA	30,292	537,297
Saipem SpA	4,014	143,041
Saras SpA (a)	24,424	33,327

		713,665

JAPAN — 3.3%
Idemitsu Kosan Co., Ltd.	300	27,322
Inpex Corp.	24	150,701
JX Holdings, Inc.	34,397	196,350
TonenGeneral Sekiyu K.K.	3,000	34,756

		409,129

LUXEMBOURG — 1.0%
Subsea 7 SA (a)	3,179	61,403
Tenaris SA	5,138	65,628

		127,031

NETHERLANDS — 10.7%
Fugro NV	551	28,130
Royal Dutch Shell PLC (Class A)	39,154	1,219,882
SBM Offshore NV	4,086	72,200

		1,320,212

NORWAY — 2.8%
Aker Solutions ASA	6,060	58,680
Kvaerner ASA (a)	6,060	8,020
Petroleum Geo-Services ASA (a)	3,300	33,669
StatoilHydro ASA	11,256	243,487

		343,856

PAPUA NEW GUINEA — 1.0%
Oil Search, Ltd.	21,591	118,771

PORTUGAL — 0.4%
Galp Energia SGPS SA (Class B)	2,696	49,701

SPAIN — 2.4%
Repsol YPF SA	10,870	291,394

UNITED KINGDOM — 27.6%
AMEC PLC	7,425	94,326
BG Group PLC	37,538	725,988
BP PLC	202,191	1,223,671
Cairn Energy PLC (a)	20,944	91,583
Ensco PLC ADR	1,581	63,920
Petrofac, Ltd.	1,505	28,087
Premier Oil PLC (a)	6,314	34,160
Royal Dutch Shell PLC (Class B)	28,266	885,939
Tullow Oil PLC	12,634	257,627

		3,405,301

TOTAL COMMON STOCKS —
(Cost $15,220,618)		12,291,881

SHORT TERM INVESTMENT — 0.1%
UNITED STATES — 0.1%
MONEY MARKET FUND — 0.1%
State Street Institutional Liquid Reserves Fund 0.09% (c)(d) (Cost $12,423)	12,423	12,423

TOTAL INVESTMENTS — 99.6%
(Cost $15,233,041)		12,304,304
OTHER ASSETS & LIABILITIES — 0.4%		50,436

NET ASSETS — 100.0%		$12,354,740

See accompanying notes to financial statements.

SPDR S&P International Energy Sector ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

(a)	Non-income producing security.
(b)	Amount shown represents less than 0.05% of net assets.
(c)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(d)	The rate shown is the annualized seven-day yield at period end.

See accompanying notes to financial statements.

SPDR S&P International Financial Sector ETF
SCHEDULE OF INVESTMENTS
September 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 99.4%
AUSTRALIA — 13.4%
AMP, Ltd.	5,916	$22,711
ASX, Ltd.	815	24,024
Australia & New Zealand Banking Group, Ltd.	8,505	161,353
Commonwealth Bank of Australia	5,038	223,033
Macquarie Group, Ltd.	1,541	34,252
National Australia Bank, Ltd.	7,293	158,560
QBE Insurance Group, Ltd.	4,189	52,438
Stockland	19,773	55,923
Westfield Group	9,621	72,468
Westfield Retail Trust	6,371	14,985
Westpac Banking Corp.	10,786	213,222

		1,032,969

AUSTRIA — 0.8%
Erste Group Bank AG	1,129	29,326
Sparkassen Immobilien AG (a)	5,576	29,701

		59,027

BELGIUM — 0.6%
Ageas	9,031	15,922
Dexia SA (a)	5,395	10,474
Groupe Bruxelles Lambert SA	285	20,251

		46,647

BERMUDA — 0.8%
Lancashire Holdings, Ltd.	5,703	61,478

CANADA — 14.9%
Bank of Montreal	2,111	118,855
Bank of Nova Scotia	3,553	179,755
Brookfield Asset Management, Inc. (Class A)	2,964	82,430
Canadian Imperial Bank of Commerce	1,382	97,319
IGM Financial, Inc.	1,509	64,499
Manulife Financial Corp.	5,995	68,692
National Bank of Canada	1,001	67,137
Power Corp. of Canada	993	21,889
Royal Bank of Canada	4,172	192,415
Sun Life Financial, Inc.	2,630	63,172
Toronto-Dominion Bank	2,769	198,205

		1,154,368

DENMARK — 1.0%
Danske Bank A/S (a)	3,583	50,747
Sydbank A/S	1,500	26,762

		77,509

FINLAND — 1.0%
Pohjola Bank PLC	4,339	46,195
Technopolis Oyj	7,264	30,992

		77,187

FRANCE — 4.4%
AXA SA	6,174	82,008
BNP Paribas	3,387	136,557
Credit Agricole SA	3,484	24,448
Societe Generale	1,671	44,840
Unibail-Rodamco SE	303	54,699

		342,552

GERMANY — 5.3%
Allianz SE	1,569	149,169
Commerzbank AG (a)	4,248	10,823
Deutsche Bank AG	2,777	98,066
Deutsche Beteiligungs AG	2,102	42,473
Deutsche Boerse AG (a)	376	19,044
Muenchener Rueckversicherungs- Gesellschaft AG	736	92,380

		411,955

HONG KONG — 5.6%
AIA Group, Ltd.	13,800	39,531
Bank of East Asia, Ltd.	15,911	49,359
Cheung Kong Holdings, Ltd.	6,967	76,608
Hang Lung Properties, Ltd.	10,922	32,830
Hong Kong Exchanges and Clearing, Ltd.	3,106	45,764
New World Development Co., Ltd.	29,267	28,422
Sun Hung Kai Properties, Ltd.	7,038	81,774
The Link REIT	8,152	25,865
Wharf Holdings, Ltd.	9,933	49,635

		429,788

IRELAND — 0.6%
Willis Group Holdings PLC	1,453	49,940

ITALY — 2.5%
Assicurazioni Generali SpA	4,209	67,428
Banca Monte dei Paschi di Siena SpA	27,056	15,214
Banca Popolare dell’Etruria e del Lazio Scrl (a)	7,970	16,147
Banco Popolare Societa Cooperativa	8,698	14,588
Intesa Sanpaolo SpA	24,445	39,029
UBI Banca ScPA	4,151	15,605
UniCredit SpA	26,339	28,360

		196,371

JAPAN — 13.5%
Chuo Mitsui Trust Holdings, Inc.	22,933	77,058
Daiwa House Industry Co., Ltd.	3,978	51,815
Daiwa Securities Group, Inc.	12,900	48,869
Mitsubishi Estate Co., Ltd.	6,957	114,446
Mitsubishi UFJ Financial Group, Inc.	36,149	166,019
Mizuho Financial Group, Inc.	51,925	76,796
MS&AD Insurance Group Holdings, Inc.	2,086	45,899
NKSJ Holdings, Inc.	1,989	44,564
Nomura Holdings, Inc.	14,396	53,416
ORIX Corp.	497	39,590
Resona Holdings, Inc.	5,756	27,779
Sumitomo Mitsui Financial Group, Inc.	4,069	116,453
T&D Holdings, Inc.	4,168	39,852
The Dai-ichi Life Insurance Co., Ltd.	29	30,550
Tokai Tokyo Financial Holdings, Inc.	10,922	33,582
Tokio Marine Holdings, Inc.	3,079	79,252

		1,045,940

NETHERLANDS — 1.2%
Aegon NV (a)	5,308	21,821
ING Groep NV (a)	10,099	72,261

		94,082

NEW ZEALAND — 0.7%
AMP NZ Office Trust	87,143	57,286

See accompanying notes to financial statements.

SPDR S&P International Financial Sector ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

NORWAY — 0.5%
Sparebanken Rogaland	5,232	$36,270

PORTUGAL — 0.1%
Banif SGPS SA (a)	16,863	9,276

SINGAPORE — 2.9%
CapitaLand, Ltd.	10,922	20,703
Hong Leong Finance, Ltd.	19,867	34,151
Oversea-Chinese Banking Corp., Ltd.	14,196	88,568
United Overseas Bank, Ltd.	6,355	82,906

		226,328

SOUTH KOREA — 1.1%
KB Financial Group, Inc. ADR	1,110	36,363
Shinhan Financial Group Co., Ltd. ADR	656	44,897

		81,260

SPAIN — 5.4%
Banco Bilbao Vizcaya Argentaria SA	13,445	111,482
Banco de Sabadell SA	8,774	31,608
Banco Popular Espanol SA	6,586	30,751
Banco Santander SA	24,432	204,025
Bolsas y Mercados Espanoles	588	15,849
Realia Business SA (a)	9,593	13,901
Reyal Urbis SA (a)	7,752	6,033

		413,649

SWEDEN — 2.8%
Investor AB	1,551	27,528
Nordea Bank AB	10,219	83,618
Skandinaviska Enskilda Banken AB (Class A)	8,027	43,687
Svenska Handelsbanken AB (Class A)	2,258	57,895

		212,728

SWITZERLAND — 5.9%
Credit Suisse Group AG (a)	3,454	91,265
GAM Holding AG (a)	1,240	15,631
Julius Baer Group, Ltd. (a)	1,032	34,881
Swiss Re Ltd. (a)	1,745	81,688
UBS AG (a)	10,221	118,606
Valiant Holding AG	70	9,472
Zurich Financial Services AG (a)	510	107,244

		458,787

UNITED KINGDOM — 14.4%
Aviva PLC	10,631	50,577
Barclays PLC	31,713	79,711
British Land Co. PLC	5,724	42,444
HSBC Holdings PLC	52,039	402,819
Land Securities Group PLC	4,761	47,615
Lloyds Banking Group PLC (a)	114,620	62,253
Man Group PLC	8,513	22,346
Old Mutual PLC	15,399	25,188
Provident Financial PLC	2,976	46,546
Prudential PLC	9,994	86,795
Resolution, Ltd.	4,740	18,268
Royal Bank of Scotland Group PLC (a)	60,078	21,984
RSA Insurance Group PLC	24,632	42,670
Standard Chartered PLC	6,262	125,546
Standard Life PLC	12,760	39,755

		1,114,517

TOTAL COMMON STOCKS —
(Cost $10,032,860)		7,689,914

WARRANT — 0.1% (b)
SPAIN — 0.1%
Banco Bilbao Vizcaya Argentaria SA (expiring 10/11/20) (a) (Cost $1,835)	13,445	1,984

SHORT TERM INVESTMENT — 0.0% (b)
UNITED STATES — 0.0% (b)
MONEY MARKET FUND — 0.0% (b)
State Street Institutional Liquid Reserves Fund 0.09% (c)(d) (Cost $1,355)	1,355	1,355

TOTAL INVESTMENTS — 99.5%
(Cost $10,036,050)		7,693,253
OTHER ASSETS & LIABILITIES — 0.5%		41,841

NET ASSETS — 100.0%		$7,735,094

(a)	Non-income producing security.
(b)	Amount shown represents less than 0.05% of net assets.
(c)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(d)	The rate shown is the annualized seven-day yield at period end.
ADR = American Depositary Receipt
PLC = Public Limited Company

See accompanying notes to financial statements.

SPDR S&P International Health Care Sector ETF
SCHEDULE OF INVESTMENTS
September 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 98.7%
AUSTRALIA — 3.7%
Ansell, Ltd.	4,971	$63,097
Cochlear, Ltd.	1,732	78,090
CSL, Ltd.	10,094	291,172
Primary Health Care, Ltd.	19,583	57,288
Ramsay Health Care, Ltd.	4,991	92,164
Sonic Healthcare, Ltd. (a)	10,908	120,857

		702,668

BELGIUM — 0.8%
ThromboGenics NV (b)	2,929	67,515
UCB SA	2,218	95,466

		162,981

CANADA — 1.2%
Valeant Pharmaceuticals International, Inc.	6,421	240,683

DENMARK — 5.3%
Coloplast A/S (Class B)	716	103,732
H. Lundbeck A/S	3,389	65,017
Novo Nordisk A/S (Class B)	7,820	783,960
William Demant Holding (b)	844	63,778

		1,016,487

FINLAND — 0.3%
Orion OYJ (Class B)	2,941	59,742

FRANCE — 8.3%
bioMerieux	475	41,744
Essilor International SA	4,788	346,835
Sanofi-Aventis SA	18,161	1,202,492

		1,591,071

GERMANY — 9.4%
Bayer AG	15,681	872,075
Celesio AG	2,957	39,273
Fresenius Medical Care AG & Co. KGaA	4,459	305,234
Fresenius SE	2,786	249,136
Gerresheimer AG	1,435	60,648
Merck KGaA	1,782	147,041
Rhoen-Klinikum AG	4,358	88,964
Stada Arzneimittel AG	2,255	47,819

		1,810,190

HONG KONG — 0.2%
CK Life Sciences Int’l., (Holdings), Inc.	1,002,000	41,188

IRELAND — 0.9%
Elan Corp. PLC (b)	15,162	162,132
ICON PLC (b)	138	2,236

		164,368

ISRAEL — 3.1%
Teva Pharmaceutical Industries, Ltd.	16,743	593,553

JAPAN — 17.9%
Alfresa Holdings Corp.	1,500	63,149
Astellas Pharma, Inc.	8,300	316,688
Chugai Pharmaceutical Co., Ltd.	6,525	111,656
Daiichi Sankyo Co., Ltd.	12,100	254,307
Eisai Co., Ltd.	6,300	255,416
Hisamitsu Pharmaceutical Co., Inc.	2,300	111,002
Kyowa Hakko Kirin Co., Ltd.	11,422	128,623
Medipal Holdings Corp.	6,400	65,345
Miraca Holdings, Inc.	1,500	66,554
Mitsubishi Tanabe Pharma Corp.	5,400	100,952
Olympus Corp.	6,200	194,414
Ono Pharmaceutical Co., Ltd.	2,500	150,007
Otsuka Holdings Co., Ltd.	8,900	245,362
Santen Pharmaceutical Co., Ltd.	2,400	100,882
Shionogi & Co., Ltd.	7,800	116,676
Suzuken Co., Ltd.	2,700	73,140
Sysmex Corp.	2,400	87,026
Taisho Pharmaceutical Co., Ltd. (c)	2,000	49,144
Takeda Pharmaceutical Co., Ltd.	13,600	649,299
Terumo Corp.	4,000	210,950
Tsumura & Co.	2,600	83,384

		3,433,976

NETHERLANDS — 0.5%
QIAGEN NV (b)	6,915	96,768

NEW ZEALAND — 0.3%
Fisher & Paykel Healthcare Corp., Ltd.	29,068	56,216

SPAIN — 0.5%
Grifols SA (b)	5,138	96,787

SWEDEN — 1.4%
Elekta AB (Class B)	2,523	95,547
Getinge AB (Class B)	5,026	110,425
Meda AB (Class A)	7,623	70,201

		276,173

SWITZERLAND — 26.1%
Actelion, Ltd. (b)	3,288	109,684
Galenica AG	132	67,976
Lonza Group AG (b)	1,439	87,135
Nobel Biocare Holding AG (b)	3,685	37,041
Novartis AG	43,487	2,432,170
Roche Holding AG (d)	620	104,642
Roche Holding AG (d)	10,947	1,772,876
Sonova Holding AG (b)	1,124	102,401
Straumann Holding AG	307	48,266
Synthes, Inc. (e)	1,552	251,177

		5,013,368

UNITED KINGDOM — 17.3%
AstraZeneca PLC	22,309	996,715
Genus PLC	4,680	76,404
GlaxoSmithKline PLC	80,968	1,681,339
Hikma Pharmaceuticals PLC	3,579	31,779
Shire PLC	10,664	333,909
Smith & Nephew PLC	22,255	201,773

		3,321,919

UNITED STATES — 1.5%
Perrigo Co.	1,774	169,297
SXC Health Solutions Corp. (b)	1,973	110,687

		279,984

TOTAL COMMON STOCKS —
(Cost $19,651,443)		18,958,122

See accompanying notes to financial statements.

SPDR S&P International Health Care Sector ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

SHORT TERM INVESTMENTS — 0.6%
UNITED STATES — 0.6%
MONEY MARKET FUNDS — 0.6%
State Street Navigator Securities Lending Prime Portfolio (f)(g)	58,553	$58,553
State Street Institutional Liquid Reserves Fund 0.09% (g)(h)	56,731	56,731

TOTAL SHORT TERM INVESTMENTS —
(Cost $115,284)		115,284

TOTAL INVESTMENTS — 99.3%
(Cost $19,766,727)		19,073,406
OTHER ASSETS & LIABILITIES — 0.7%		133,186

NET ASSETS — 100.0%		$19,206,592

(a)	A portion of the security was on loan at September 30, 2011.
(b)	Non-income producing security.
(c)	Security is valued at fair value as determined in good faith by the Trust’s Pricing and Investment Committee in accordance with procedures approved by the Board of Trustees. Security value is determined based on Level 2 inputs. (Note 2)
(d)	Reflects separate holdings of the issuer’s common stock traded on different securities exchanges.
(e)	Security purchased pursuant to Rule 144A of the Securities Act of 1933. This security, which represents 1.3% of net assets as of September 30, 2011, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(f)	Investments of cash collateral for securities loaned.
(g)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(h)	The rate shown is the annualized seven-day yield at period end.
PLC = Public Limited Company

See accompanying notes to financial statements.

SPDR S&P International Industrial Sector ETF
SCHEDULE OF INVESTMENTS
September 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 98.2%
AUSTRALIA — 4.3%
Bradken, Ltd.	9,363	$60,059
Brambles, Ltd.	27,905	175,472
GWA International, Ltd.	59,818	116,274
Leighton Holdings, Ltd.	4,731	85,892
Qantas Airways, Ltd. (a)	39,121	53,611
Seek, Ltd.	15,155	78,359
Toll Holdings, Ltd.	20,951	89,798
Transurban Group	38,657	203,633

		863,098

AUSTRIA — 1.4%
Andritz AG	2,032	167,942
Zumtobel AG	6,193	108,102

		276,044

BELGIUM — 0.2%
Bekaert NV	1,012	41,915

CANADA — 5.0%
Bombardier, Inc. (Class B)	23,858	84,026
CAE, Inc.	10,627	100,248
Canadian National Railway Co.	7,137	479,635
Canadian Pacific Railway, Ltd.	3,009	145,880
SNC-Lavalin Group, Inc.	3,348	141,464
Toromont Industries, Ltd.	3,794	59,383

		1,010,636

CYPRUS — 0.0%
Ocean Rig UDW, Inc. (a)	128	1,939

DENMARK — 1.5%
A P Moller — Maersk A/S	19	112,778
FLSmidth & Co. A/S	1,277	64,609
NKT Holding A/S	1,786	64,921
Vestas Wind Systems A/S (a)	3,900	63,850

		306,158

FINLAND — 2.3%
Kone Oyj (Class B)	4,556	218,838
Metso Oyj	3,009	89,181
Wartsila Oyj	4,229	101,622
YIT Oyj	4,375	66,507

		476,148

FRANCE — 6.9%
Air France-KLM (a)	6,344	47,189
Alstom SA	3,361	112,173
Bouygues SA	4,465	149,378
Compagnie de Saint-Gobain	4,870	188,639
Eiffage SA	1,396	43,613
Safran SA	2,538	78,899
Schneider Electric SA	6,586	358,494
Vallourec SA	1,675	97,760
Vinci SA	7,131	310,184

		1,386,329

GERMANY — 8.8%
Deutsche Lufthansa AG	7,476	97,858
Deutsche Post AG	11,614	149,982
GEA Group AG	4,061	96,250
Hochtief AG	1,295	81,854
Kloeckner & Co. SE	3,852	48,168
MAN SE	1,660	130,047
Pfeiffer Vacuum Technology AG	1,065	94,565
SGL Carbon AG (a)	1,933	103,092
Siemens AG	10,798	986,901

		1,788,717

GREECE — 0.2%
DryShips, Inc. (a)	17,743	41,519

HONG KONG — 2.9%
Cathay Pacific Airways, Ltd.	31,000	50,971
CNNC International, Ltd. (a)	109,000	27,443
Hopewell Highway Infrastructure, Ltd.	223,000	136,354
Hutchison Whampoa, Ltd.	32,000	240,265
Noble Group, Ltd.	87,131	88,930
Pacific Basin Shipping, Ltd.	138,000	54,067

		598,030

IRELAND — 0.3%
DCC PLC	2,151	54,199

ITALY — 0.7%
Ansaldo STS SpA	5,096	51,177
Autostrada Torino-Milano SpA	4,200	40,263
Finmeccanica SpA	6,943	48,673

		140,113

JAPAN — 32.7%
Asahi Glass Co., Ltd.	18,000	177,945
Central Japan Railway Co.	20	175,662
Daikin Industries, Ltd.	3,700	107,333
East Japan Railway Co.	5,100	311,637
FANUC Corp.	2,900	407,460
Furukawa Electric Co., Ltd.	24,000	66,321
Futaba Corp.	5,100	105,798
Hankyu Hanshin Holdings, Inc.	24,000	103,373
IHI Corp.	54,000	121,199
ITOCHU Corp.	21,400	207,670
Iwatani Corp.	60,000	207,058
Kajima Corp.	35,000	116,697
Kamigumi Co., Ltd.	22,000	198,080
Kawasaki Heavy Industries, Ltd.	51,000	132,330
Kawasaki Kisen Kaisha, Ltd.	22,000	46,523
Kokuyo Co., Ltd.	15,700	126,895
Komatsu, Ltd.	12,500	275,525
Kubota Corp.	19,000	155,047
Marubeni Corp.	30,000	170,861
Meitic Corp.	7,200	138,993
MISUMI Group, Inc.	5,900	132,804
Mitsubishi Corp.	19,300	398,620
Mitsubishi Electric Corp.	30,000	270,498
Mitsubishi Heavy Industries, Ltd.	54,000	230,488
Mitsui & Co., Ltd.	21,800	320,721
Mitsui OSK Lines, Ltd.	19,000	73,949
NGK Insulators, Ltd.	4,000	61,287
Nidec Corp.	1,600	130,981
Nippon Sheet Glass Co., Ltd.	31,000	70,381
Nippon Yusen KK	23,000	62,960
Secom Co., Ltd.	5,000	243,254
SMC Corp.	600	88,972
Sojitz Corp.	49,700	92,204

See accompanying notes to financial statements.

SPDR S&P International Industrial Sector ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

Sumitomo Corp.	17,900	$224,563
Sumitomo Electric Industries, Ltd.	12,700	151,088
Sumitomo Heavy Industries, Ltd.	18,000	94,110
THK Co., Ltd.	5,500	93,546
Tokyu Corp.	34,000	172,029
Toyota Tsusho Corp.	6,000	104,385
Yamato Holdings Co., Ltd.	12,800	235,641

		6,604,888

NETHERLANDS — 3.7%
Aalberts Industries NV	7,019	106,087
European Aeronautic Defence and Space Co. NV	6,852	194,945
Koninklijke BAM Groep NV	6,239	25,414
Koninklijke Philips Electronics NV	13,641	247,994
Randstad Holding NV	2,846	92,293
TNT Express NV	7,057	49,415
TNT NV	7,426	32,979

		749,127

NORWAY — 0.5%
Orkla ASA	12,242	93,937

SINGAPORE — 4.7%
Fraser and Neave, Ltd.	36,000	159,957
Haw Par Corp., Ltd.	54,000	220,045
Jardine Matheson Holdings, Ltd.	4,460	204,714
Jardine Strategic Holdings, Ltd.	2,500	65,775
K-Green Trust	800	550
Keppel Corp., Ltd.	21,200	126,084
Neptune Orient Lines, Ltd.	83,750	70,375
Singapore Airlines, Ltd.	11,000	96,485

		943,985

SPAIN — 1.4%
Abertis Infraestructuras SA	5,384	83,795
ACS, Actividades de Construccion y Servicios SA	3,734	133,214
International Consolidated Airlines Group SA (a)	27,510	65,611

		282,620

SWEDEN — 5.0%
Alfa Laval AB	8,409	133,698
Atlas Copco AB (Class B)	14,344	227,225
B&B Tools AB	5,395	41,239
Sandvik AB	15,278	177,957
Securitas AB (Class B)	11,434	84,071
Trelleborg AB (Class B)	13,840	90,477
Volvo AB (Class A)	12,348	123,602
Volvo AB (Class B)	13,278	131,945

		1,010,214

SWITZERLAND — 6.1%
ABB, Ltd. (a)	29,875	518,693
Adecco SA (a)	2,904	115,642
Geberit AG (a)	998	185,360
Kuehne & Nagel International AG	1,121	126,873
SGS SA	118	180,579
Wolseley PLC	4,579	114,630

		1,241,777

UNITED KINGDOM — 9.6%
Aggreko PLC	5,462	138,607
Babcock International Group PLC	10,089	103,573
BAE Systems PLC	50,066	208,475
Capita Group PLC	16,116	177,370
Charter International PLC	6,302	85,116
De La Rue PLC	6,532	85,067
Experian PLC	21,732	245,442
FirstGroup PLC	15,550	77,710
Intertek Group PLC	5,591	161,564
Invensys PLC	14,932	52,454
Rentokil Initial PLC (a)	63,601	70,989
Rolls-Royce Holdings PLC (a)	32,473	300,989
Serco Group PLC	14,111	112,219
Smiths Group PLC	8,252	128,485

		1,948,060

TOTAL COMMON STOCKS —
(Cost $24,701,828)		19,859,453

SHORT TERM INVESTMENT — 0.1%
UNITED STATES — 0.1%
MONEY MARKET FUND — 0.1%
State Street Institutional Liquid Reserves Fund 0.09% (b)(c) (Cost $11,314)	11,314	11,314

TOTAL INVESTMENTS — 98.3%
(Cost $24,713,142)		19,870,767
OTHER ASSETS & LIABILITIES — 1.7%		340,258

NET ASSETS — 100.0%		$20,211,025

(a)	Non-income producing security.
(b)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(c)	The rate shown is the annualized seven-day yield at period end.
PLC = Public Limited Company

See accompanying notes to financial statements.

SPDR S&P International Materials Sector ETF
SCHEDULE OF INVESTMENTS
September 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 99.3%
AUSTRALIA — 17.0%
Alumina, Ltd.	32,510	$46,763
Amcor, Ltd.	9,896	66,652
BHP Billiton, Ltd.	47,203	1,606,599
BlueScope Steel, Ltd.	22,524	15,980
Boral, Ltd.	29,319	99,733
Fortescue Metals Group, Ltd.	23,982	103,022
Iluka Resources, Ltd.	22,733	276,399
Incitec Pivot, Ltd.	23,717	75,375
Mineral Deposits, Ltd. (a)	1,862	8,451
Newcrest Mining, Ltd.	8,291	274,618
OneSteel, Ltd.	30,408	36,646
Orica, Ltd.	7,968	181,832
OZ Minerals, Ltd.	6,891	63,089
Rio Tinto, Ltd.	6,365	382,304
Sims Metal Management, Ltd.	4,589	55,305

		3,292,768

AUSTRIA — 0.7%
RHI AG	3,405	68,527
Voestalpine AG	2,325	68,457

		136,984

BELGIUM — 1.2%
Tessenderlo Chemie NV	3,569	98,452
Umicore	3,491	128,643

		227,095

CANADA — 20.9%
Agnico-Eagle Mines, Ltd.	2,839	170,686
Agrium, Inc.	2,848	190,632
Alacer Gold Corp. (a)	2,369	23,257
Alamos Gold, Inc.	1,480	22,369
AuRico Gold, Inc. (a)	1,273	12,082
Barrick Gold Corp.	14,134	666,111
Centerra Gold, Inc.	2,071	38,775
Detour Gold Corp. (a)	684	17,920
Eldorado Gold Corp.	11,982	207,548
First Quantum Minerals, Ltd.	6,431	86,092
Goldcorp, Inc.	14,864	685,680
HudBay Minerals, Inc.	2,980	27,940
IAMGOLD Corp.	4,983	99,607
Inmet Mining Corp.	1,065	45,378
Ivanhoe Mines, Ltd. (a)	8,636	119,755
Kinross Gold Corp.	16,013	239,261
Lundin Mining Corp. (a)	14,458	50,642
New Gold, Inc. (a)	4,438	46,081
Osisko Mining Corp. (a)	2,468	31,429
Pan American Silver Corp.	2,931	79,403
Potash Corp. of Saskatchewan, Inc.	13,627	595,008
Quadra FNX Mining, Ltd. (a)	3,759	32,863
SEMAFO, Inc. (a)	5,915	49,100
Sherritt International Corp.	6,973	29,175
Silver Wheaton Corp.	3,406	101,129
Sino-Forest Corp. (a)(b)	3,077	0
Tanzanian Royalty Exploration Corp. (a)	2,369	8,753
Teck Resources, Ltd. (Class B)	7,762	230,316
Thompson Creek Metals Co., Inc. (a)	1,883	11,475
Yamana Gold, Inc.	10,531	145,325

		4,063,792

DENMARK — 1.0%
Novozymes A/S	1,345	192,676

FINLAND — 1.4%
Rautaruukki Oyj	2,101	21,353
Stora Enso Oyj	18,260	108,337
UPM-Kymmene Oyj	12,894	147,481

		277,171

FRANCE — 3.3%
Air Liquide SA	4,538	535,678
Eramet	64	8,965
Lafarge SA	2,785	97,152

		641,795

GERMANY — 8.4%
BASF SE	11,902	735,928
HeidelbergCement AG	967	35,556
K+S AG	2,797	148,533
Lanxess AG	3,158	153,552
Linde AG	2,359	318,881
Salzgitter AG	1,073	52,194
ThyssenKrupp AG	7,428	184,822

		1,629,466

HONG KONG — 0.5%
AMVIG Holdings, Ltd.	28,000	15,898
China Grand Forestry Green Resources Group, Ltd. (a)(c)	308,000	5,658
China Mining Resources Group, Ltd. (a)	170,000	2,577
China Rare Earth Holdings, Ltd. (a)	162,000	30,382
Fushan International Energy Group, Ltd.	78,600	26,655
Sino Union Energy Investment Group, Ltd. (a)	150,000	11,946

		93,116

IRELAND — 0.8%
CRH PLC	10,153	158,631

ISRAEL — 0.4%
Israel Chemicals, Ltd.	5,661	67,097

ITALY — 0.2%
Buzzi Unicem SpA (a)	5,655	46,283

JAPAN — 15.3%
Asahi Kasei Corp.	33,833	205,860
Denki Kagaku Kogyo Kabushiki Kaisha	19,855	76,762
JFE Holdings, Inc.	8,856	181,187
JSR Corp.	6,673	116,526
Kobe Steel, Ltd.	70,641	120,057
Mitsubishi Chemical Holdings Corp.	24,402	167,471
Mitsubishi Materials Corp.	33,866	83,918
Mitsui Chemicals, Inc.	29,876	101,163
Mitsui Mining & Smelting Co., Ltd.	29,809	78,119
Nippon Steel Corp.	99,506	289,172
Nitto Denko Corp.	4,676	187,453
Shin-Etsu Chemical Co., Ltd.	6,467	321,336
Sumitomo Chemical Co., Ltd.	31,838	124,328
Sumitomo Metal Industries, Ltd.	68,663	144,310
Sumitomo Metal Mining Co., Ltd.	12,927	173,914

See accompanying notes to financial statements.

SPDR S&P International Materials Sector ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

Taiheiyo Cement Corp.	62,744	$116,404
Teijin, Ltd.	37,805	137,820
Toray Industries, Inc.	31,838	225,939
Ube Industries, Ltd.	33,866	114,234

		2,965,973

LUXEMBOURG — 1.4%
APERAM	876	12,905
ArcelorMittal	12,271	198,885
Ternium SA ADR	2,991	62,303

		274,093

NETHERLANDS — 2.0%
Akzo Nobel NV	4,586	205,050
Koninklijke DSM NV	4,132	182,256

		387,306

NORWAY — 0.9%
Norsk Hydro ASA	9,162	42,244
Yara International ASA	3,170	122,891

		165,135

PORTUGAL — 0.3%
Semapa-Sociedade de Investimento e Gestao, SGPS, SA	9,031	63,493

SOUTH KOREA — 2.1%
POSCO ADR	5,453	414,482

SPAIN — 0.2%
Cementos Portland Valderrivas SA (a)	2,356	33,317

SWEDEN — 1.2%
Boliden AB	8,052	84,234
SSAB AB (Series A)	6,367	47,742
Svenska Cellulosa AB (Class B)	7,981	98,016

		229,992

SWITZERLAND — 5.7%
Givaudan SA (a)	202	158,122
Holcim, Ltd. (a)	3,546	190,125
Syngenta AG (a)	1,671	438,768
Xstrata PLC	24,763	316,630

		1,103,645

UNITED KINGDOM — 14.4%
Anglo American PLC	18,946	657,869
Antofagasta PLC	9,534	137,604
BHP Billiton PLC	31,436	851,116
Lonmin PLC	3,767	61,675
Randgold Resources, Ltd.	2,046	200,479
Rio Tinto PLC	18,905	850,669
Vedanta Resources PLC	2,006	34,406

		2,793,818

TOTAL COMMON STOCKS —
(Cost $25,658,601)		19,258,128

SHORT TERM INVESTMENT — 0.0% (d)
UNITED STATES — 0.0% (d)
MONEY MARKET FUND — 0.0% (d)
State Street Institutional Liquid Reserves Fund 0.09% (e)(f) (Cost $2,366)	2,366	2,366

TOTAL INVESTMENTS — 99.3%
(Cost $25,660,967)		19,260,494
OTHER ASSETS & LIABILITIES — 0.7%		142,107

NET ASSETS — 100.0%		$19,402,601

(a)	Non-income producing security.
(b)	Security is valued at fair value as determined in good faith by the Trust’s Pricing and Investment Committee in accordance with procedures approved by the Board of Trustees. Security value is determined based on Level 3 inputs. (Note 2)
(c)	Security is valued at fair value as determined in good faith by the Trust’s Pricing and Investment Committee in accordance with procedures approved by the Board of Trustees. Security value is determined based on Level 2 inputs. (Note 2)
(d)	Amount shown represents less than 0.05% of net assets.
(e)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(f)	The rate shown is the annualized seven-day yield at period end.
ADR = American Depositary Receipt

See accompanying notes to financial statements.

SPDR S&P International Technology Sector ETF
SCHEDULE OF INVESTMENTS
September 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 99.5%
AUSTRALIA — 0.9%
Computershare, Ltd.	16,214	$117,715
Iress Market Technology, Ltd.	8,072	54,916

		172,631

BELGIUM — 0.5%
Barco NV	1,805	83,430

CANADA — 3.5%
Canadian Solar, Inc. (a)	1,317	4,847
CGI Group, Inc. (Class A) (a)	9,539	180,427
MacDonald, Dettwiler & Associates, Ltd.	2,171	98,836
Open Text Corp. (a)	2,093	110,028
Research In Motion, Ltd. (a)	12,443	255,057

		649,195

DENMARK — 0.4%
SimCorp A/S	470	67,711

FINLAND — 3.6%
F-Secure Oyj	21,030	55,021
Nokia Oyj	97,473	555,551
Tieto Oyj	4,644	59,038
Vaisala Oyj (Class A)	430	9,946

		679,556

FRANCE — 3.6%
Alcatel-Lucent (a)	79,558	234,408
Atos Origin SA	1,695	74,104
Cap Gemini SA	4,174	140,594
Dassault Systemes SA	1,317	94,058
Groupe Steria SCA	1,256	21,301
Neopost SA	1,108	81,823
UbiSoft Entertainment SA (a)	4,216	23,090

		669,378

GERMANY — 9.3%
Aixtron AG	3,786	55,724
Dialog Semiconductor PLC (a)	1,609	27,805
Infineon Technologies AG	30,675	229,983
Q-Cells SE (a)	3,340	2,644
SAP AG	23,110	1,188,021
Software AG	1,477	47,045
United Internet AG	6,906	117,954
Wincor Nixdorf AG	1,544	70,020

		1,739,196

HONG KONG — 1.0%
ASM Pacific Technology, Ltd.	11,649	115,222
VTech Holdings, Ltd.	6,571	61,576

		176,798

JAPAN — 40.7%
Advantest Corp.	4,878	53,666
Alps Electric Co., Ltd.	8,463	65,987
Brother Industries, Ltd.	8,263	98,303
Canon, Inc.	29,073	1,338,987
Citizen Holdings Co., Ltd.	10,155	51,513
CSK Corp. (a)(b)	5,277	20,440
Dainippon Screen Manufacturing Co., Ltd.	13,937	87,151
DeNA Co., Ltd.	500	21,212
Elpida Memory, Inc. (a)	5,576	35,881
FUJIFILM Holdings Corp.	11,748	276,630
Fujitsu, Ltd.	48,784	233,540
Gree, Inc.	400	12,346
Hirose Electric Co., Ltd.	1,294	121,543
Hitachi High-Technologies Corp.	3,584	72,861
Hitachi, Ltd.	102,549	517,535
Horiba, Ltd.	3,186	97,837
Hoya Corp.	10,155	237,538
Ibiden Co., Ltd.	4,679	100,646
IT Holdings Corp.	4,679	45,649
Japan Digital Laboratory Co., Ltd.	3,983	46,351
Keyence Corp.	1,294	359,258
Konami Corp.	3,385	115,014
Konica Minolta Holdings, Inc.	14,933	103,648
Kyocera Corp.	3,584	304,091
Mitsumi Electric Co., Ltd.	4,679	31,808
Murata Manufacturing Co., Ltd.	4,779	261,952
NEC Corp. (a)	73,710	152,048
Nintendo Co., Ltd.	2,688	396,156
Nippon Electric Glass Co., Ltd.	14,933	137,938
Nomura Research Institute, Ltd.	4,679	107,748
NTT Data Corp.	47	147,195
Obic Co., Ltd.	528	103,230
Oki Electric Industry Co., Ltd. (a)	50,776	46,771
Omron Corp.	6,372	126,977
Ricoh Co., Ltd.	14,933	126,702
Rohm Co., Ltd.	3,186	167,815
Seiko Epson Corp.	4,679	60,096
Sumco Corp. (a)	4,878	46,451
Taiyo Yuden Co., Ltd.	3,584	26,596
TDK Corp.	3,385	120,021
Tokyo Electron, Ltd.	4,679	216,103
Toshiba Corp.	94,580	392,652
Trend Micro, Inc.	2,787	88,224
Yahoo! Japan Corp.	440	138,428
Yamatake Corp.	3,186	69,193
Yaskawa Electric Corp.	14,933	114,690
Yokogawa Electric Corp. (a)	11,449	109,915

		7,606,336

NETHERLANDS — 3.5%
ASM International NV	2,680	67,600
ASML Holding NV	11,226	392,815
Gemalto NV	3,221	154,649
VistaPrint NV (a)	1,595	43,113

		658,177

NORWAY — 0.1%
Nordic Semiconductor ASA	4,612	7,973
Renewable Energy Corp. ASA (a)	15,531	13,849

		21,822

SINGAPORE — 1.2%
Flextronics International, Ltd. (a)	23,920	134,670
Venture Corp., Ltd.	16,925	86,761

		221,431

SOUTH KOREA — 17.6%
LG Display Co., Ltd. ADR	22,945	187,002

See accompanying notes to financial statements.

SPDR S&P International Technology Sector ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

Samsung Electronics Co., Ltd. GDR	8,770	$3,112,473

		3,299,475

SPAIN — 1.2%
Amadeus IT Holding SA	9,421	152,377
Amper SA (a)	7,470	21,949
Indra Sistemas SA	3,956	57,536

		231,862

SWEDEN — 4.1%
Telefonaktiebolaget LM Ericsson (Class B)	79,606	772,508

SWITZERLAND — 1.2%
Logitech International SA (a)(c)	5,191	40,577
STMicroelectronics NV	23,617	155,583
Temenos Group AG (a)	2,574	35,140

		231,300

UNITED KINGDOM — 7.1%
ARM Holdings PLC	48,888	429,530
Autonomy Corp. PLC (a)	6,899	274,055
Aveva Group PLC	3,114	68,253
Diploma PLC	25,800	128,210
Logica PLC	56,817	69,967
Misys PLC (a)	26,315	88,136
Spectris PLC	6,067	110,390
The Sage Group PLC	39,627	158,278

		1,326,819

TOTAL COMMON STOCKS —
(Cost $21,765,908)		18,607,625

SHORT TERM INVESTMENTS — 0.1%
UNITED STATES — 0.1%
MONEY MARKET FUNDS — 0.1%
State Street Navigator Securities Lending Prime Portfolio (d)(e)	21,668	21,668
State Street Institutional Liquid Reserves Fund 0.09% (e)(f)	4,203	4,203

TOTAL SHORT TERM INVESTMENTS —
(Cost $25,871)		25,871

TOTAL INVESTMENTS — 99.6%
(Cost $21,791,779)		18,633,496
OTHER ASSETS & LIABILITIES — 0.4%		68,911

NET ASSETS — 100.0%		$18,702,407

(a)	Non-income producing security.
(b)	Security is valued at fair value as determined in good faith by the Trust’s Pricing and Investment Committee in accordance with procedures approved by the Board of Trustees. Security value is determined based on Level 2 inputs. (Note 2)
(c)	A portion of the security was on loan at September 30, 2011.
(d)	Investments of cash collateral for securities loaned.
(e)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(f)	The rate shown is the annualized seven-day yield at period end.
ADR = American Depositary Receipt
GDR = Global Depositary Receipt
PLC = Public Limited Company

See accompanying notes to financial statements.

SPDR S&P International Telecommunications Sector ETF
SCHEDULE OF INVESTMENTS
September 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 99.6%
AUSTRALIA — 1.4%
Telstra Corp., Ltd.	57,587	$173,503

AUSTRIA — 0.5%
Telekom Austria AG	6,268	63,738

BELGIUM — 1.5%
Belgacom SA	3,107	94,462
Mobistar SA	737	42,470
Telenet Group Holding NV (a)	1,191	44,096

		181,028

CANADA — 6.1%
BCE, Inc.	5,042	188,874
Bell Aliant, Inc.	2,694	71,483
Rogers Communications, Inc. (Class B)	8,514	291,264
TELUS Corp. (b)	2,905	134,327
TELUS Corp. (b)	1,511	74,459

		760,407

CHINA — 0.2%
PCCW, Ltd.	68,000	25,506

FINLAND — 0.7%
Elisa Oyj	4,024	82,983

FRANCE — 8.8%
France Telecom SA	34,415	567,948
Iliad SA	490	55,224
Vivendi SA	23,156	476,434

		1,099,606

GERMANY — 5.7%
Deutsche Telekom AG	58,143	688,911
Freenet AG	2,089	24,673

		713,584

ISRAEL — 0.9%
Bezeq The Israeli Telecommunication Corp., Ltd.	36,459	69,918
Cellcom Israel, Ltd.	998	20,728
Partner Communications Co., Ltd.	1,674	16,140

		106,786

ITALY — 2.8%
Telecom Italia SpA (b)	209,955	230,850
Telecom Italia SpA (b)	119,124	117,155

		348,005

JAPAN — 14.9%
KDDI Corp.	54	375,506
Nippon Telegraph & Telephone Corp.	9,500	459,717
NTT DoCoMo, Inc.	274	503,708
Softbank Corp.	17,500	520,368

		1,859,299

LUXEMBOURG — 1.5%
COLT Telecom Group SA (a)	20,330	32,145
Millicom International Cellular SA	1,513	152,111

		184,256

NETHERLANDS — 3.1%
Koninklijke (Royal) KPN NV	29,208	388,004

NEW ZEALAND — 0.4%
Telecom Corporation of New Zealand, Ltd.	26,556	53,590

NORWAY — 1.9%
Telenor ASA	15,370	239,019

PORTUGAL — 1.1%
Portugal Telecom SGPS SA	19,322	142,584

SINGAPORE — 3.2%
Singapore Telecommunications, Ltd.	143,539	350,283
StarHub, Ltd.	20,000	43,895

		394,178

SOUTH KOREA — 2.0%
KT Corp. ADR	7,143	105,574
SK Telecom Co., Ltd. ADR	9,805	137,956

		243,530

SPAIN — 12.2%
Telefonica SA	78,286	1,515,149

SWEDEN — 3.4%
Tele2 AB (Class B)	7,233	132,903
TeliaSonera AB	44,327	294,558

		427,461

SWITZERLAND — 1.5%
Swisscom AG	467	190,646

UNITED KINGDOM — 25.8%
BT Group PLC	153,666	415,805
Cable & Wireless Communications PLC	58,798	34,119
Cable & Wireless Worldwide PLC	58,798	28,395
Inmarsat PLC	11,242	86,093
Jazztel PLC (a)	4,671	23,376
TalkTalk Telecom Group PLC	9,841	19,347
Vodafone Group PLC	1,005,283	2,603,524

		3,210,659

TOTAL COMMON STOCKS —
(Cost $14,080,830)		12,403,521

SHORT TERM INVESTMENT — 0.0% (c)
UNITED STATES — 0.0% (c)
MONEY MARKET FUND — 0.0% (c)
State Street Institutional Liquid Reserves Fund 0.09% (d)(e) (Cost $100)	100	100

TOTAL INVESTMENTS — 99.6%
(Cost $14,080,930)		12,403,621
OTHER ASSETS & LIABILITIES — 0.4%		54,027

NET ASSETS — 100.0%		$12,457,648

(a)	Non-income producing security.
(b)	Reflects separate holdings of the issuer’s common stock traded on different securities exchanges.
(c)	Amount shown represents less than 0.05% of net assets.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.

See accompanying notes to financial statements.

SPDR S&P International Telecommunications Sector ETF
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

ADR = American Depositary Receipt
PLC = Public Limited Company

See accompanying notes to financial statements.

SPDR S&P International Utilities Sector ETF
SCHEDULE OF INVESTMENTS
September 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 99.4%
AUSTRALIA — 2.9%
AGL Energy, Ltd.	10,517	$146,167
APA Group	20,274	79,803
Envestra, Ltd.	72,991	47,175

		273,145

AUSTRIA — 0.5%
Verbund AG	1,732	50,369

CANADA — 4.2%
ATCO, Ltd. (Class I)	1,033	61,372
Canadian Utilities, Ltd. (Class A)	482	28,729
Emera, Inc.	1,847	57,269
Fortis, Inc.	4,456	140,815
TransAlta Corp.	5,033	110,170

		398,355

FINLAND — 2.0%
Fortum Oyj	8,192	194,544

FRANCE — 11.4%
EDF SA	4,947	144,762
GDF Suez	25,099	755,674
Sechilienne-Sidec SA	859	14,579
Suez Environnement Co.	4,171	58,481
Veolia Environnement	7,468	110,919

		1,084,415

GERMANY — 11.3%
E.ON AG	34,649	760,320
RWE AG	8,652	321,785

		1,082,105

HONG KONG — 7.3%
CLP Holdings, Ltd.	32,500	294,534
Hong Kong & China Gas Co., Ltd.	101,910	230,663
Hongkong Electric Holdings, Ltd.	22,000	169,139

		694,336

ITALY — 9.7%
A2A SpA	37,393	46,984
Enel Green Power SpA	25,504	58,754
Enel SpA	119,486	532,565
Hera SpA	20,339	31,109
Snam Rete Gas SpA	31,170	144,700
Terna Rete Elettrica Nationale SpA	31,409	117,153

		931,265

JAPAN — 16.5%
Chubu Electric Power Co., Inc.	11,888	225,483
Electric Power Development Co., Ltd.	3,200	95,153
Hokkaido Electric Power Co., Inc.	3,000	44,603
Hokuriku Electric Power Co.	4,194	78,406
Kyushu Electric Power Co., Inc.	8,692	141,296
Osaka Gas Co., Ltd.	43,958	183,634
Shikoku Electric Power Co., Inc.	2,200	61,022
The Chugoku Electric Power Co., Inc.	5,487	97,596
The Kansai Electric Power Co., Inc.	14,098	246,550
The Tokyo Electric Power Co., Inc. (a)	22,799	70,988
Tohoku Electric Power Co., Inc.	9,672	135,518
Tokyo Gas Co., Ltd.	42,958	201,192

		1,581,441

NEW ZEALAND — 0.4%
Vector, Ltd.	21,206	41,497

PORTUGAL — 1.3%
EDP — Energias de Portugal SA	38,524	119,657

SOUTH KOREA — 0.8%
Korea Electric Power Corp. ADR (a)	9,175	77,987

SPAIN — 9.7%
Acciona SA	569	48,592
EDP Renovaveis SA (a)	6,338	34,780
Enagas	5,602	103,799
Gas Natural SDG SA	7,365	126,287
Iberdrola SA	73,634	500,988
Red Electrica Corporacion SA	2,510	115,242

		929,688

SWITZERLAND — 0.2%
BKW FMB Energie AG	426	20,074

UNITED KINGDOM — 21.2%
Centrica PLC	97,846	453,768
Drax Group PLC	7,355	54,985
International Power PLC	29,666	141,784
National Grid PLC	66,141	657,875
Pennon Group PLC	8,473	89,161
Scottish & Southern Energy PLC	18,288	368,933
Severn Trent PLC	5,323	127,782
United Utilities Group PLC	13,420	130,451

		2,024,739

TOTAL COMMON STOCKS —
(Cost $12,730,312)		9,503,617

SHORT TERM INVESTMENT — 0.1%
UNITED STATES — 0.1%
MONEY MARKET FUND — 0.1%
State Street Institutional Liquid Reserves Fund 0.09% (b)(c) (Cost $9,298)	9,298	9,298

TOTAL INVESTMENTS — 99.5%
(Cost $12,739,610)		9,512,915
OTHER ASSETS & LIABILITIES — 0.5%		48,009

NET ASSETS — 100.0%		$9,560,924

(a)	Non-income producing security.
(b)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(c)	The rate shown is the annualized seven-day yield at period end.

See accompanying notes to financial statements.

(This page intentionally left blank)

SPDR INDEX SHARES FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2011

							SPDR S&P Emerging				SPDR S&P Emerging
	SPDR STOXX	SPDR EURO	SPDR S&P Emerging			SPDR S&P Emerging	Markets	SPDR S&P	SPDR S&P Emerging	SPDR S&P Emerging	Middle
	Europe	STOXX	Asia Pacific	SPDR S&P Russia	SPDR S&P	Markets	Dividend	BRIC	Europe	Latin America	East & Africa
	50 ETF	50 ETF	ETF	ETF	China ETF	ETF	ETF	40 ETF	ETF	ETF	ETF

ASSETS
Investments in securities of unaffiliated issuers, at value* (Note 2)	$29,429,777	$115,970,938	$503,015,030	$43,462,870	$613,627,402	$146,291,499	$54,744,907	$372,557,174	$118,267,405	$121,461,296	$104,135,445
Investments in securities of affiliated issuers, at value (Note 3)	239,008	1,765,722	41,294,537	2,409,034	128,707,506	15,226,393	2,355,837	59,311,554	2,806,495	16,556,990	6,295,714

Total Investments	29,668,785	117,736,660	544,309,567	45,871,904	742,334,908	161,517,892	57,100,744	431,868,728	121,073,900	138,018,286	110,431,159
Foreign currency, at value	119,159	210,144	10,500,936	7,410	2,604,207	5,810,542	296,104	1,322,714	830,197	98,713	1,255,911
Initial margin deposit on futures	—	—	—	—	—	659,006	—	—	—	—	—
Receivable for investments sold	—	—	—	551,195	—	25,513	—	—	251,934	—	—
Receivable for foreign taxes recoverable	110,798	228,922	3,841	—	—	3,174	—	—	8,748	—	—
Dividends and interest receivable — unaffiliated issuers	43,989	33,487	769,038	48,078	1,112,221	285,969	137,639	788,926	230,104	500,394	50,914
Dividends receivable — affiliated issuers	1,883	12,501	15,295	611	85,081	4,636	2,337	8,135	2,411	4,713	1,363
Receivable from broker — variation margin on open futures contracts	—	—	—	—	—	133,327	—	—	—	—	—

TOTAL ASSETS	29,944,614	118,221,714	555,598,677	46,479,198	746,136,417	168,440,059	57,536,824	433,988,503	122,397,294	138,622,106	111,739,347

LIABILITIES
Payable upon return of securities loaned	235,551	1,763,778	39,643,667	1,946,540	127,819,868	13,503,128	2,355,737	58,945,702	2,806,395	16,548,616	6,142,225
Payable for investments purchased	—	—	—	822,423	—	—	—	—	—	—	—
Due to custodian	—	—	—	—	—	—	204,962	—	401,888	—	—
Payable for fund shares repurchased	—	—	—	—	81,984	—	—	—	—	—	—
Accrued advisory fee (Note 3)	25,066	101,086	945,958	98,929	1,099,512	279,762	65,740	589,094	271,487	241,434	187,117
Deferred foreign taxes payable	—	—	252,227	—	—	56,208	47,872	—	—	—	—
Accrued trustees’ fees and expenses (Note 3)	89	381	1,693	189	1,734	511	71	1,189	556	524	349

TOTAL LIABILITIES	260,706	1,865,245	40,843,545	2,868,081	129,003,098	13,839,609	2,674,382	59,535,985	3,480,326	16,790,574	6,329,691

NET ASSETS	$29,683,908	$116,356,469	$514,755,132	$43,611,117	$617,133,319	$154,600,450	$54,862,442	$374,452,518	$118,916,968	$121,831,532	$105,409,656

NET ASSETS CONSIST OF:
Paid in capital (Note 4)	$64,447,725	$254,260,251	$557,228,365	$57,623,436	$776,481,085	$176,223,234	$63,823,459	$503,642,776	$193,906,868	$169,523,251	$141,809,406
Undistributed (distribution in excess of) net investment income	78,842	50,438	8,075,824	604,450	2,818,514	1,653,719	—	2,801,400	1,926,713	759,509	1,811,801
Accumulated net realized gain (loss) on investments, foreign currency transactions and futures	(18,828,445)	(42,559,244)	(3,934,281)	(483,438)	(32,815,252)	494,129	(680,531)	(64,327,162)	(29,289,900)	(13,768,453)	(19,043,955)
Net unrealized appreciation (depreciation) on:
Investments (net of deferred foreign taxes of $0, $0, $252,227, $0, $0, $56,208, $47,872, $0, $0, $0, $0, respectively)	(16,019,176)	(95,384,032)	(46,382,846)	(14,133,324)	(129,346,784)	(23,598,652)	(8,270,401)	(67,666,246)	(47,594,112)	(34,664,649)	(19,092,711)
Foreign currency	4,962	(10,944)	(231,930)	(7)	(4,244)	(304,611)	(10,085)	1,750	(32,601)	(18,126)	(74,885)
Futures	—	—	—	—	—	132,631	—	—	—	—	—

NET ASSETS	$29,683,908	$116,356,469	$514,755,132	$43,611,117	$617,133,319	$154,600,450	$54,862,442	$374,452,518	$118,916,968	$121,831,532	$105,409,656

NET ASSET VALUE PER SHARE
Net asset value per share	$28.26	$28.72	$66.85	$25.65	$57.68	$57.26	$43.89	$20.92	$37.16	$64.12	$62.01

Shares outstanding (unlimited amount authorized, $0.01 par value)	1,050,370	4,050,967	7,700,000	1,700,000	10,700,000	2,700,000	1,250,000	17,900,000	3,200,000	1,900,000	1,700,000

COST OF INVESTMENTS:
Unaffiliated issuers	$45,448,953	$211,354,970	$549,145,649	$57,596,194	$742,974,186	$169,833,943	$62,967,436	$440,223,420	$165,861,517	$156,125,945	$123,228,156
Affiliated issuers	239,008	1,765,722	41,294,537	2,409,034	128,707,506	15,226,393	2,355,837	59,311,554	2,806,495	16,556,990	6,295,714

Total cost of investments	$45,687,961	$213,120,692	$590,440,186	$60,005,228	$871,681,692	$185,060,336	$65,323,273	$499,534,974	$168,668,012	$172,682,935	$129,523,870

Foreign currency, at cost	$120,585	$211,793	$10,720,672	$7,417	$2,610,542	$6,108,067	$299,424	$1,321,343	$851,626	$99,385	$1,328,911

* Includes investments in securities on loan, at value	$222,682	$1,666,310	$35,539,070	$1,762,000	$113,417,264	$12,451,349	$2,189,465	$56,400,557	$2,606,907	$15,521,391	$5,734,900

See accompanying notes to financial statements.

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

SPDR INDEX SHARES FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (continued)
September 30, 2011

					SPDR S&P Global
			SPDR Dow Jones International	SPDR FTSE/Macquarie	Natural				SPDR S&P International		SPDR S&P Emerging
		SPDR S&P International	Real Estate	Global	Resources		SPDR Russell/Nomura	SPDR Russell/Nomura	Dividend	SPDR S&P	Markets
	SPDR S&P World ex-US ETF	Small Cap ETF	ETF	Infrastructure 100 ETF	ETF	SPDR MSCI ACWI ex-US ETF	PRIME Japan ETF	Small Cap Japan ETF	ETF	International Mid Cap ETF	Small Cap ETF

ASSETS
Investments in securities of unaffiliated issuers, at value* (Note 2)	$118,272,699	$724,886,134	$1,987,523,788	$34,855,537	$161,700,877	$361,611,741	$14,659,395	$97,169,499	$479,396,092	$36,132,243	$887,500,409
Investments in securities of affiliated issuers, at value (Note 3)	13,766,502	91,428,261	145,529,341	5,727,702	22,563,672	46,273,082	4,386,991	25,210,729	62,234,714	5,915,184	60,327,337

Total Investments	132,039,201	816,314,395	2,133,053,129	40,583,239	184,264,549	407,884,823	19,046,386	122,380,228	541,630,806	42,047,427	947,827,746
Foreign currency, at value	857,408	2,363,851	1,631,406	23,231	817,990	888,134	61,467	772,269	522,185	230,163	4,470,264
Receivable for investments sold	—	1,149,073	—	—	—	3	—	—	88,595	—	129,908
Receivable for foreign taxes recoverable	65,052	155,744	723,666	46,646	24,977	223,956	—	—	153,447	8,094	11,438
Dividends and interest receivable — unaffiliated issuers	442,715	3,218,739	7,642,148	151,329	170,405	1,180,270	137,554	671,552	2,999,499	131,545	1,567,440
Dividends receivable — affiliated issuers	5,004	48,638	33,603	1,047	5,650	15,435	541	4,703	111,805	1,907	65,376

TOTAL ASSETS	133,409,380	823,250,440	2,143,083,952	40,805,492	185,283,571	410,192,621	19,245,948	123,828,752	545,506,337	42,419,136	954,072,172

LIABILITIES
Payable upon return of securities loaned	13,616,714	90,541,104	143,622,533	5,703,625	22,020,663	46,062,418	4,380,135	25,131,842	62,234,614	5,911,913	43,303,701
Payable for investments purchased	1,864	149,419	—	—	5,956	5,098	—	—	—	—	314,805
Due to custodian	—	—	—	—	—	3,087	—	—	210,522	—	—
Payable for fund shares repurchased	—	1,226,026	—	—	—	—	—	—	—	—	—
Accrued advisory fee (Note 3)	111,381	1,325,257	3,246,022	57,252	180,411	357,199	19,305	160,185	607,066	46,528	1,592,944
Deferred foreign taxes payable	—	—	—	—	—	50,768	—	—	187,337	—	46,358
Accrued trustees’ fees and expenses (Note 3)	305	102,045	140,997	111	264	1,019	28	223	1,012	96	2,147

TOTAL LIABILITIES	13,730,264	93,343,851	147,009,552	5,760,988	22,207,294	46,479,589	4,399,468	25,292,250	63,240,551	5,958,537	45,259,955

NET ASSETS	$119,679,116	$729,906,589	$1,996,074,400	$35,044,504	$163,076,277	$363,713,032	$14,846,480	$98,536,502	$482,265,786	$36,460,599	$908,812,217

NET ASSETS CONSIST OF:
Paid in capital (Note 4)	$129,627,828	$864,669,067	$2,775,031,716	$58,696,620	$209,872,501	$499,964,603	$18,892,752	$117,551,745	$602,106,286	$37,875,104	$1,142,429,680
Undistributed (distribution in excess of) net investment income	1,005,177	9,131,277	(59,072,883)	472,624	966,359	3,385,288	134,985	783,152	(9,151)	461,642	9,942,464
Accumulated net realized gain (loss) on investments, foreign currency transactions and futures	(2,484,864)	(2,073,132)	(454,354,882)	(6,501,879)	(4,669,447)	(48,790,255)	(1,092,250)	(6,785,339)	(13,907,829)	1,055,393	21,589,596
Net unrealized appreciation (depreciation) on:
Investments (net of deferred foreign taxes of $0, $0, $0, $0, $0, $50,768, $0, $0, $187,337, $0, $46,358, respectively)	(8,435,038)	(141,723,664)	(265,367,696)	(17,618,470)	(43,065,907)	(90,779,078)	(3,090,099)	(13,007,836)	(105,741,491)	(2,923,665)	(265,082,393)
Foreign currency	(33,987)	(96,959)	(161,855)	(4,391)	(27,229)	(67,526)	1,092	(5,220)	(182,029)	(7,875)	(67,130)

NET ASSETS	$119,679,116	$729,906,589	$1,996,074,400	$35,044,504	$163,076,277	$363,713,032	$14,846,480	$98,536,502	$482,265,786	$36,460,599	$908,812,217

NET ASSET VALUE PER SHARE
Net asset value per share	$21.37	$25.79	$32.70	$38.94	$45.94	$27.55	$37.12	$43.79	$45.07	$26.04	$40.57

Shares outstanding (unlimited amount authorized, $0.01 par value)	5,600,000	28,300,000	61,035,379	900,000	3,550,000	13,200,000	400,000	2,250,075	10,701,326	1,400,000	22,400,000

COST OF INVESTMENTS:
Unaffiliated issuers	$126,707,737	$866,609,798	$2,252,891,484	$52,474,007	$204,766,784	$452,340,051	$17,749,494	$110,177,335	$584,950,246	$39,055,908	$1,152,536,444
Affiliated issuers	13,766,502	91,428,261	145,529,341	5,727,702	22,563,672	46,273,082	4,386,991	25,210,729	62,234,714	5,915,184	60,327,337

Total cost of investments	$140,474,239	$958,038,059	$2,398,420,825	$58,201,709	$227,330,456	$498,613,133	$22,136,485	$135,388,064	$647,184,960	$44,971,092	$1,212,863,781

Foreign currency, at cost	$878,331	$2,399,376	$1,649,324	$23,860	$844,139	$918,276	$59,225	$772,569	$538,269	$235,240	$4,487,378

* Includes investments in securities on loan, at value	$12,860,730	$85,006,910	$133,788,461	$5,645,733	$20,828,495	$43,243,069	$4,141,901	$23,737,681	$57,821,171	$5,559,135	$37,126,836

See accompanying notes to financial statements.

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

SPDR INDEX SHARES FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (continued)
September 30, 2011

		SPDR S&P International	SPDR S&P International
		Consumer	Consumer	SPDR S&P International	SPDR S&P International	SPDR S&P International	SPDR S&P International	SPDR S&P International	SPDR S&P International	SPDR S&P International	SPDR S&P International
	SPDR Dow Jones Global	Discretionary	Staples	Energy	Financial	Health	Industrial	Materials	Technology	Telecommunications	Utilities
	Real Estate	Sector	Sector	Sector	Sector	Care Sector	Sector	Sector	Sector	Sector	Sector
	ETF	ETF	ETF	ETF	ETF	ETF	ETF	ETF	ETF	ETF	ETF

ASSETS
Investments in securities of unaffiliated issuers, at value* (Note 2)	$272,603,215	$11,239,068	$19,120,417	$12,291,881	$7,691,898	$18,958,122	$19,859,453	$19,258,128	$18,607,625	$12,403,521	$9,503,617
Investments in securities of affiliated issuers, at value (Note 3)	30,053,399	2,672	7,154	12,423	1,355	115,284	11,314	2,366	25,871	100	9,298

Total Investments	302,656,614	11,241,740	19,127,571	12,304,304	7,693,253	19,073,406	19,870,767	19,260,494	18,633,496	12,403,621	9,512,915
Cash	10,227	—	—	—	—	—	—	—	—	—	—
Foreign currency, at value	152,105	7,589	31,786	53,440	17,366	117,032	283,607	121,921	60,789	26,848	19,287
Receivable for investments sold	—	—	—	—	—	—	—	—	704	—	—
Receivable for fund shares sold in-kind	—	—	—	—	—	—	—	—	—	—	1,739,219
Receivable for foreign taxes recoverable	24,343	6,641	27,019	1,656	2,527	26,036	6,136	12,074	3,091	9,219	10,828
Dividends and interest receivable — unaffiliated issuers	828,994	34,118	77,469	18,641	29,733	72,675	81,895	43,889	54,321	33,827	28,873
Dividends receivable — affiliated issuers	6,410	—	7	2	1	25	2	1	73	2	10

TOTAL ASSETS	303,678,693	11,290,088	19,263,852	12,378,043	7,742,880	19,289,174	20,242,407	19,438,379	18,752,474	12,473,517	11,311,132

LIABILITIES
Payable upon return of securities loaned	29,583,281	—	—	—	—	58,553	—	—	21,668	—	—
Payable for investments purchased	—	—	—	3,936	—	—	1,920	—	—	—	1,740,850
Due to custodian	—	—	—	—	—	—	—	—	—	2,509	—
Accrued advisory fee (Note 3)	389,208	19,148	24,502	19,329	7,770	23,995	29,401	35,697	28,341	13,330	9,339
Accrued trustees’ fees and expenses (Note 3)	566	45	37	38	16	34	61	81	58	30	19

TOTAL LIABILITIES	29,973,055	19,193	24,539	23,303	7,786	82,582	31,382	35,778	50,067	15,869	1,750,208

NET ASSETS	$273,705,638	$11,270,895	$19,239,313	$12,354,740	$7,735,094	$19,206,592	$20,211,025	$19,402,601	$18,702,407	$12,457,648	$9,560,924

NET ASSETS CONSIST OF:
Paid in capital (Note 4)	$291,818,028	$12,600,759	$20,159,142	$15,763,482	$10,936,848	$20,047,419	$25,108,248	$26,120,053	$21,867,656	$14,584,109	$13,180,688
Undistributed (distribution in excess of) net investment income	(5,670,652)	48,611	(2,634)	23,922	19,652	37,147	100,829	112,829	34,932	(5,513)	15,005
Accumulated net realized gain (loss) on investments and foreign currency transactions	(8,489,296)	(75,944)	(151,336)	(503,220)	(877,812)	(182,498)	(144,452)	(425,334)	(39,248)	(442,991)	(406,477)
Net unrealized appreciation (depreciation) on:
Investments	(3,945,404)	(1,301,459)	(763,240)	(2,928,737)	(2,342,797)	(693,321)	(4,842,375)	(6,400,473)	(3,158,283)	(1,677,309)	(3,226,695)
Foreign currency	(7,038)	(1,072)	(2,619)	(707)	(797)	(2,155)	(11,225)	(4,474)	(2,650)	(648)	(1,597)

NET ASSETS	$273,705,638	$11,270,895	$19,239,313	$12,354,740	$7,735,094	$19,206,592	$20,211,025	$19,402,601	$18,702,407	$12,457,648	$9,560,924

NET ASSET VALUE PER SHARE
Net asset value per share	$32.58	$25.05	$29.60	$22.46	$15.47	$29.55	$22.46	$22.83	$22.00	$22.65	$17.38

Shares outstanding (unlimited amount authorized, $0.01 par value)	8,400,000	450,000	650,000	550,000	500,000	650,000	900,000	850,000	850,000	550,000	550,000

COST OF INVESTMENTS:
Unaffiliated issuers	$276,548,619	$12,540,527	$19,883,657	$15,220,618	$10,034,695	$19,651,443	$24,701,828	$25,658,601	$21,765,908	$14,080,830	$12,730,312
Affiliated issuers	30,053,399	2,672	7,154	12,423	1,355	115,284	11,314	2,366	25,871	100	9,298

Total cost of investments	$306,602,018	$12,543,199	$19,890,811	$15,233,041	$10,036,050	$19,766,727	$24,713,142	$25,660,967	$21,791,779	$14,080,930	$12,739,610

Foreign currency, at cost	$154,467	$7,666	$32,753	$53,711	$17,114	$117,631	$293,109	$124,912	$62,801	$27,404	$19,739

* Includes investments in securities on loan, at value	$27,926,114	$—	$—	$—	$—	$55,586	$—	$—	$20,350	$—	$—

See accompanying notes to financial statements.

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

SPDR INDEX SHARES FUNDS
STATEMENTS OF OPERATIONS
Year Ended September 30, 2011

							SPDR S&P Emerging				SPDR S&P Emerging
	SPDR STOXX	SPDR EURO	SPDR S&P Emerging			SPDR S&P Emerging	Markets	SPDR S&P	SPDR S&P Emerging	SPDR S&P Emerging	Middle
	Europe	STOXX	Asia Pacific	SPDR S&P Russia	SPDR S&P	Markets	Dividend	BRIC	Europe	Latin America	East & Africa
	50 ETF	50 ETF	ETF	ETF	China ETF	ETF	ETF (1)	40 ETF	ETF	ETF	ETF

INVESTMENT INCOME
Dividend income on securities of unaffiliated issuers (Note 2)	$1,580,486	$8,232,920	$20,200,266	$2,073,958	$17,683,071	$6,046,505	$1,647,780	$15,473,734	$7,339,686	$7,012,381 *	$4,649,902
Dividend income on securities of affiliated issuers (Note 3)	88	338	4,911	489	1,102	8,585	67	1,961	1,057	1,046	625
Affiliated securities lending — net (Note 3 and Note 8)	35,254	288,541	252,246	1,489	783,616	78,099	4,451	92,183	56,693	91,915	21,757
Interest income (Note 2)	—	567	105	—	—	4,493	93	—	—	—	6,486
Foreign taxes withheld	(150,810)	(1,088,315)	(2,998,785)	(350,180)	(1,416,485)	(716,318)	(158,282)	(1,715,594)	(1,169,538)	(716,091)	(13,529)

TOTAL INVESTMENT INCOME	1,465,018	7,434,051	17,458,743	1,725,756	17,051,304	5,421,364	1,494,109	13,852,284	6,227,898	6,389,251	4,665,241

EXPENSES
Advisory fee (Note 3)	110,386	469,418	4,242,029	473,201	4,351,816	1,281,856	108,580	2,526,806	1,389,934	1,311,434	874,254
Trustees’ fees and expenses (Note 3)	1,144	4,943	22,006	1,757	22,683	6,565	193	15,324	7,451	7,581	4,478
Proxy expenses	3,538	10,092	30,781	—	38,757	8,817	—	34,406	15,601	11,579	7,935
Miscellaneous expenses	—	108	18,429	483	603	5,321	5,743	3,210	18,510	3,611	694

TOTAL EXPENSES	115,068	484,561	4,313,245	475,441	4,413,859	1,302,559	114,516	2,579,746	1,431,496	1,334,205	887,361

NET INVESTMENT INCOME	1,349,950	6,949,490	13,145,498	1,250,315	12,637,445	4,118,805	1,379,593	11,272,538	4,796,402	5,055,046	3,777,880

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(5,546,506)	(6,163,873)	57,038,620	(2,990,861)	29,223,757	15,051,629	(729,659)	65,354	12,537,740	5,154,891	8,127,687
Foreign currency transactions	10,189	(5,102)	(374,861)	(5,970)	(15,823)	(159,000)	(272,944)	(10,454)	17,635	(344,619)	(84,393)
Futures	—	—	(49,330)	—	—	(241,935)	—	—	—	—	—
Net change in unrealized appreciation (depreciation) on:
Investments in securities of unaffiliated issuers (net of deferred foreign taxes of $0, $0, $252,227, $0, $0, $56,208, $47,872, $0, $0, $0, $0, respectively)	545,835	(28,069,244)	(167,761,617)	(14,180,942)	(239,134,112)	(47,608,003)	(8,270,401)	(95,329,857)	(48,576,718)	(49,901,491)	(27,026,479)
Foreign currency transactions	(10,677)	(41,372)	(278,369)	(7)	(17,471)	(408,700)	(10,085)	(3,149)	(59,830)	(26,231)	(78,077)
Futures	—	—	—	—	—	74,177	—	—	—	—	—

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS, FOREIGN CURRENCY TRANSACTIONS AND FUTURES	(5,001,159)	(34,279,591)	(111,425,557)	(17,177,780)	(209,943,649)	(33,291,832)	(9,283,089)	(95,278,106)	(36,081,173)	(45,117,450)	(19,061,262)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(3,651,209)	$(27,330,101)	$(98,280,059)	$(15,927,465)	$(197,306,204)	$(29,173,027)	$(7,903,496)	$(84,005,568)	$(31,284,771)	$(40,062,404)	$(15,283,382)

(1)	For the period February 23, 2011 (commencement of operations) to September 30, 2011.
*	Dividend income on securities of unaffiliated issuers reflects receipt of special dividends from portfolio holdings in the amount of $539,373.

See accompanying notes to financial statements.

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

SPDR INDEX SHARES FUNDS
STATEMENTS OF OPERATIONS (continued)
Year Ended September 30, 2011

					SPDR S&P Global
			SPDR Dow Jones International	SPDR FTSE/Macquarie	Natural				SPDR S&P International		SPDR S&P Emerging
		SPDR S&P International	Real Estate	Global	Resources		SPDR Russell/Nomura	SPDR Russell/Nomura	Dividend	SPDR S&P	Markets
	SPDR S&P World ex-US ETF	Small Cap ETF	ETF	Infrastructure 100 ETF	ETF	SPDR MSCI ACWI ex-US ETF	PRIME Japan ETF	Small Cap Japan ETF	ETF	International Mid Cap ETF	Small Cap ETF

INVESTMENT INCOME
Dividend income on securities of unaffiliated issuers (Note 2)	$4,547,691	$24,753,578	$89,119,405	$2,306,238	$3,088,654	$14,924,890	$343,621	$2,159,154	$30,746,328	$1,259,321	$25,771,463
Dividend income on securities of affiliated issuers (Note 3)	291	1,680	5,296	158	327	755	38	389	1,061	59	7,001
Affiliated securities lending — net (Note 3 and Note 8)	104,356	748,680	884,291	46,515	37,073	319,140	4,098	71,754	876,004	35,971	517,643
Interest income (Note 2)	355	11,279	6,572	—	113	708	—	—	1,513	73	1,607
Foreign taxes withheld	(384,042)	(1,748,991)	(5,518,211)	(140,385)	(254,411)	(1,369,915)	(24,036)	(150,817)	(2,724,925)	(93,020)	(3,358,686)

TOTAL INVESTMENT INCOME	4,268,651	23,766,226	84,497,353	2,212,526	2,871,756	13,875,578	323,721	2,080,480	28,899,981	1,202,404	22,939,028

EXPENSES
Advisory fee (Note 3)	441,478	5,133,402	10,689,393	279,286	453,043	1,473,333	60,636	522,724	1,942,660	183,942	5,946,093
Trustees’ fees and expenses (Note 3)	3,564	23,960	45,595	1,392	1,843	12,070	228	2,120	10,869	1,109	29,285
Proxy expenses	5,980	35,583	63,136	4,821	—	21,134	778	4,274	15,059	1,349	11,187
Miscellaneous expenses	—	103,002	288,800	217	203	562	—	109	6,754	196	57,565

TOTAL EXPENSES	451,022	5,295,947	11,086,924	285,716	455,089	1,507,099	61,642	529,227	1,975,342	186,596	6,044,130

NET INVESTMENT INCOME	3,817,629	18,470,279	73,410,429	1,926,810	2,416,667	12,368,479	262,079	1,551,253	26,924,639	1,015,808	16,894,898

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	727,211	28,083,848	(122,652,919)	(4,259,910)	(4,668,692)	5,405,016	(1,818,180)	5,923,707	10,195,575	1,539,939	52,403,248
Foreign currency transactions	(2,790)	688,865	952,141	238	(2,857)	166,325	4,907	87,202	324,875	(20,015)	(4,256,805)
Futures	—	—	—	—	—	—	—	—	—	—	154,790
Net change in unrealized appreciation (depreciation) on:
Investments in securities of unaffiliated issuers (net of deferred foreign taxes of $0, $0, $0, $0, $0, $50,768, $0, $0, $187,337, $0, $46,358, respectively)	(18,134,257)	(114,291,794)	(173,810,312)	2,765,047	(43,137,780)	(64,661,078)	1,717,651	4,594,515	(127,202,882)	(5,324,164)	(319,989,608)
Foreign currency transactions	(52,382)	(179,561)	(156,652)	(4,982)	(27,295)	(140,216)	480	(9,683)	(202,142)	(11,040)	(317,407)
Futures	—	—	—	—	—	—	—	—	—	—	(86,785)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY TRANSACTIONS AND FUTURES	(17,462,218)	(85,698,642)	(295,667,742)	(1,499,607)	(47,836,624)	(59,229,953)	(95,142)	10,595,741	(116,884,574)	(3,815,280)	(272,092,567)

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(13,644,589)	$(67,228,363)	$(222,257,313)	$427,203	$(45,419,957)	$(46,861,474)	$166,937	$12,146,994	$(89,959,935)	$(2,799,472)	$(255,197,669)

See accompanying notes to financial statements.

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

SPDR INDEX SHARES FUNDS
STATEMENTS OF OPERATIONS (continued)
Year Ended September 30, 2011

		SPDR S&P International	SPDR S&P International
		Consumer	Consumer	SPDR S&P International	SPDR S&P International	SPDR S&P International	SPDR S&P International	SPDR S&P International	SPDR S&P International	SPDR S&P International	SPDR S&P International
	SPDR Dow Jones Global	Discretionary	Staples	Energy	Financial	Health	Industrial	Materials	Technology	Telecommunications	Utilities
	Real Estate	Sector	Sector	Sector	Sector	Care Sector	Sector	Sector	Sector	Sector	Sector
	ETF	ETF	ETF	ETF	ETF	ETF	ETF	ETF	ETF	ETF	ETF

INVESTMENT INCOME
Dividend income on securities of unaffiliated issuers (Note 2)	$8,892,971	$443,700	$562,487	$544,974	$296,236	$453,332	$765,496	$720,960	$483,657	$749,377 *	$443,581 *
Dividend income on securities of affiliated issuers (Note 3)	774	34	32	16	17	37	44	22	27	38	7
Affiliated securities lending — net (Note 3 and Note 8)	118,303	31	4	5	258	18	479	269	693	244	78
Interest income (Note 2)	299	13	—	—	—	—	258	70	—	—	—
Foreign taxes withheld	(368,036)	(37,473)	(45,563)	(56,784)	(20,673)	(39,750)	(61,843)	(54,010)	(47,664)	(72,279)	(38,932)

TOTAL INVESTMENT INCOME	8,644,311	406,305	516,960	488,211	275,838	413,637	704,434	667,311	436,713	677,380	404,734

EXPENSES
Advisory fee (Note 3)	1,206,991	96,182	78,052	79,734	34,605	72,015	129,199	173,006	122,659	63,227	40,434
Trustees’ fees and expenses (Note 3)	5,581	577	376	439	180	334	707	992	670	443	202
Proxy expenses	6,044	350	432	754	560	279	571	1,366	1,351	1,214	597
Miscellaneous expenses	35	—	34	—	—	67	1	—	—	—	—

TOTAL EXPENSES	1,218,651	97,109	78,894	80,927	35,345	72,695	130,478	175,364	124,680	64,884	41,233

NET INVESTMENT INCOME	7,425,660	309,196	438,066	407,284	240,493	340,942	573,956	491,947	312,033	612,496	363,501

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	3,539,848	2,068,740	1,196,908	263,840	(80,124)	240,872	2,645,332	3,970,553	228,662	811,156	22,564
Foreign currency transactions	53,723	(1,891)	(1,878)	1,969	1,515	4,985	18,600	1,459	2,657	(8,172)	(3,174)
Net change in unrealized appreciation (depreciation) on:
Investments	(36,600,701)	(2,647,357)	(1,857,745)	(1,625,324)	(1,127,392)	(754,923)	(5,166,455)	(6,904,247)	(2,865,503)	(1,657,958)	(1,333,146)
Foreign currency transactions	(9,700)	(2,073)	(5,281)	(3,167)	(3,444)	(5,272)	(12,990)	(6,560)	(3,757)	(1,824)	(2,377)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(33,016,830)	(582,581)	(667,996)	(1,362,682)	(1,209,445)	(514,338)	(2,515,513)	(2,938,795)	(2,637,941)	(856,798)	(1,316,133)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(25,591,170)	$(273,385)	$(229,930)	$(955,398)	$(968,952)	$(173,396)	$(1,941,557)	$(2,446,848)	$(2,325,908)	$(244,302)	$(952,632)

*	Dividend income on securities of unaffiliated issuers reflects receipt of special dividends from portfolio holdings in the amount of $42,925 and $31,904, respectively.

See accompanying notes to financial statements.

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

SPDR INDEX SHARES FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	SPDR STOXX Europe 50 ETF		SPDR EURO STOXX 50 ETF		SPDR S&P Emerging Asia Pacific ETF		SPDR S&P Russia ETF		SPDR S&P China ETF
								For the
								Period
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	3/10/10*-	Year Ended	Year Ended
	9/30/11	9/30/10	9/30/11	9/30/10	9/30/11	9/30/10	9/30/11	9/30/10	9/30/11	9/30/10

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,349,950	$1,450,663	$6,949,490	$4,815,374	$13,145,498	$10,061,038	$1,250,315	$31,909	$12,637,445	$8,076,859
Net realized gain (loss) on investments, foreign currency transactions and futures	(5,536,317)	(5,082,678)	(6,168,975)	(3,410,769)	56,614,429	14,956,324	(2,996,831)	1,314	29,207,934	(11,246,697)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	535,158	2,323,588	(28,110,616)	(10,673,414)	(168,039,986)	86,031,691	(14,180,949)	47,618	(239,151,583)	79,364,873

Net increase (decrease) in net assets resulting from operations	(3,651,209)	(1,308,427)	(27,330,101)	(9,268,809)	(98,280,059)	111,049,053	(15,927,465)	80,841	(197,306,204)	76,195,035

Net equalization credits and charges	(35,813)	90,156	(10,290)	440,402	—	—	—	—	—	—

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,722,185)	(1,567,926)	(6,825,929)	(5,287,503)	(11,323,304)	(6,011,211)	(644,694)	(27,110)	(12,717,627)	(6,488,711)
Net realized gains	—	—	—	—	(23,251,099)	—	(38,444)	—	—	—

Total distributions to shareholders	(1,722,185)	(1,567,926)	(6,825,929)	(5,287,503)	(34,574,403)	(6,011,211)	(683,138)	(27,110)	(12,717,627)	(6,488,711)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	1,776,314	—	14,244,357	35,853,209	99,434,496	312,368,465	171,810,579	5,949,194	249,488,320	189,444,665
Proceeds from reinvestment of distributions	—	176	—	372	—	—	—	—	—	—
Cost of shares redeemed	(5,126,178)	(15,230,821)	(26,132,264)	(40,819,155)	(164,432,966)	(141,564,542)	(117,591,784)	—	(100,011,130)	(27,009,742)
Net income equalization (Note 2)	35,813	(90,156)	10,290	(440,402)	—	—	—	—	—	—

Net increase (decrease) in net assets from beneficial interest transactions	(3,314,051)	(15,320,801)	(11,877,617)	(5,405,976)	(64,998,470)	170,803,923	54,218,795	5,949,194	149,477,190	162,434,923

Net increase (decrease) in net assets during the year	(8,723,258)	(18,106,998)	(46,043,937)	(19,521,886)	(197,852,932)	275,841,765	37,608,192	6,002,925	(60,546,641)	232,141,247
Net assets at beginning of year	38,407,166	56,514,164	162,400,406	181,922,292	712,608,064	436,766,299	6,002,925	—	677,679,960	445,538,713

NET ASSETS END OF YEAR (1)	$29,683,908	$38,407,166	$116,356,469	$162,400,406	$514,755,132	$712,608,064	$43,611,117	$6,002,925	$617,133,319	$677,679,960

SHARES OF BENEFICIAL INTEREST:
Shares sold	50,000	—	350,000	1,050,000	1,200,000	4,200,000	4,950,000	200,000	3,200,000	2,600,000
Shares issued to shareholders from reinvestment of distributions	—	5	—	9	—	—	—	—	—	—
Shares redeemed	(150,000)	(450,000)	(700,000)	(1,050,000)	(2,100,000)	(1,900,000)	(3,450,000)	—	(1,400,000)	(400,000)

Net increase (decrease)	(100,000)	(449,995)	(350,000)	9	(900,000)	2,300,000	1,500,000	200,000	1,800,000	2,200,000

(1) Including undistributed (distribution in excess of) net investment income	$78,842	$442,742	$50,438	$(68,021)	$8,075,824	$6,837,442	$604,450	$4,799	$2,818,514	$2,914,534

*	Commencement of operations

See accompanying notes to financial statements.

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

SPDR INDEX SHARES FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (continued)

	SPDR S&P Emerging Markets ETF		SPDR S&P Emerging Markets Dividend ETF	SPDR S&P BRIC 40 ETF		SPDR S&P Emerging Europe ETF		SPDR S&P Emerging Latin America ETF
			For the Period
	Year Ended	Year Ended	2/23/11*-	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	9/30/11	9/30/10	9/30/11	9/30/11	9/30/10	9/30/11	9/30/10	9/30/11	9/30/10

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$4,118,805	$2,437,633	$1,379,593	$11,272,538	$7,374,022	$4,796,402	$2,276,434	$5,055,046	$3,323,085
Net realized gain (loss) on investments, foreign currency transactions and futures	14,650,694	9,092,828	(1,002,603)	54,900	(3,757,398)	12,555,375	(1,091,326)	4,810,272	2,631,525
Net change in unrealized appreciation (depreciation) on investments, foreign currency transactions and futures	(47,942,526)	15,537,156	(8,280,486)	(95,333,006)	44,830,144	(48,636,548)	14,356,267	(49,927,722)	19,448,305

Net increase (decrease) in net assets resulting from operations	(29,173,027)	27,067,617	(7,903,496)	(84,005,568)	48,446,768	(31,284,771)	15,541,375	(40,062,404)	25,402,915

Net equalization credits and charges	—	—	256,420	—	—	—	—	—	—

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(3,449,980)	(1,886,519)	(1,145,654)	(9,949,352)	(6,217,019)	(3,314,025)	(1,812,115)	(4,376,380)	(2,998,406)
Net realized gains	(2,055,341)	—	—	—	—	—	—	—	—
Return of capital	—	—	(369,715)	—	—	—	—	—	—

Total distributions to shareholders	(5,505,321)	(1,886,519)	(1,515,369)	(9,949,352)	(6,217,019)	(3,314,025)	(1,812,115)	(4,376,380)	(2,998,406)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	22,136,942	121,826,276	66,655,329	58,652,018	102,061,604	83,485,831	169,976,924	60,807,488	134,560,726
Cost of shares redeemed	(49,519,357)	(24,741,000)	(2,374,022)	(50,235,514)	(25,112,802)	(162,294,891)	(89,356,612)	(105,731,416)	(78,614,528)
Net income equalization (Note 2)	—	—	(256,420)	—	—	—	—	—	—

Net increase (decrease) in net assets from beneficial interest transactions	(27,382,415)	97,085,276	64,024,887	8,416,504	76,948,802	(78,809,060)	80,620,312	(44,923,928)	55,946,198

Net increase (decrease) in net assets during the year	(62,060,763)	122,266,374	54,862,442	(85,538,416)	119,178,551	(113,407,856)	94,349,572	(89,362,712)	78,350,707
Net assets at beginning of year	216,661,213	94,394,839	—	459,990,934	340,812,383	232,324,824	137,975,252	211,194,244	132,843,537

NET ASSETS END OF YEAR (1)	$154,600,450	$216,661,213	$54,862,442	$374,452,518	$459,990,934	$118,916,968	$232,324,824	$121,831,532	$211,194,244

SHARES OF BENEFICIAL INTEREST:
Shares sold	300,000	1,900,000	1,300,000	2,100,000	4,100,000	1,500,000	3,800,000	700,000	1,700,000
Shares issued to shareholders from reinvestment of distributions	(700,000)	—	—	—	—	—	—	—	—
Shares redeemed	—	(400,000)	(50,000)	(2,000,000)	(1,100,000)	(3,400,000)	(2,200,000)	(1,300,000)	(1,100,000)

Net increase (decrease)	(400,000)	1,500,000	1,250,000	100,000	3,000,000	(1,900,000)	1,600,000	(600,000)	600,000

(1) Including undistributed (distribution in excess of) net investment income	$1,653,719	$1,114,261	$—	$2,801,400	$1,488,668	$1,926,713	$412,220	$759,509	$389,295

*	Commencement of operations

See accompanying notes to financial statements.

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

SPDR INDEX SHARES FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (continued)

			SPDR S&P World
	SPDR S&P Emerging Middle East & Africa ETF		ex-US ETF		SPDR S&P International Small Cap ETF		SPDR Dow Jones International Real Estate ETF		SPDR FTSE/Macquarie Global Infrastructure 100 ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	9/30/11	9/30/10	9/30/11	9/30/10	9/30/11	9/30/10	9/30/11	9/30/10	9/30/11	9/30/10

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$3,777,880	$2,710,484	$3,817,629	$2,356,448	$18,470,279	$10,174,806	$73,410,429	$40,947,461	$1,926,810	$2,177,565
Net realized gain (loss) on investments and foreign currency transactions	8,043,294	1,469,286	724,421	(186,867)	28,772,713	6,979,139	(121,700,778)	(58,157,750)	(4,259,672)	(2,974,500)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(27,104,556)	24,016,550	(18,186,639)	2,594,218	(114,471,355)	42,125,692	(173,966,964)	153,805,836	2,760,065	1,209,008

Net increase (decrease) in net assets resulting from operations	(15,283,382)	28,196,320	(13,644,589)	4,763,799	(67,228,363)	59,279,637	(222,257,313)	136,595,547	427,203	412,073

Net equalization credits and charges	—	—	—	—	—	—	4,006,396	(451,793)	—	—

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(3,403,851)	(2,572,981)	(3,469,047)	(2,124,908)	(17,128,845)	(9,113,629)	(143,046,493)	(40,086,120)	(1,879,120)	(2,412,780)

Total distributions to shareholders	(3,403,851)	(2,572,981)	(3,469,047)	(2,124,908)	(17,128,845)	(9,113,629)	(143,046,493)	(40,086,120)	(1,879,120)	(2,412,780)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	37,950,689	6,716,562	30,339,642	18,927,884	258,796,089	135,826,621	1,072,202,027	323,758,955	—	—
Proceeds from reinvestment of distributions	—	—	—	—	—	—	—	71,215	—	—
Cost of shares redeemed	(56,518,124)	(18,907,813)	—	—	(67,096,242)	(72,461,768)	(25,085,031)	(45,343,162)	(16,689,880)	(11,911,868)
Net income equalization (Note 2)	—	—	—	—	—	—	(4,006,396)	451,793	—	—

Net increase (decrease) in net assets from beneficial interest transactions	(18,567,435)	(12,191,251)	30,339,642	18,927,884	191,699,847	63,364,853	1,043,110,600	278,938,801	(16,689,880)	(11,911,868)

Net increase (decrease) in net assets during the year	(37,254,668)	13,432,088	13,226,006	21,566,775	107,342,639	113,530,861	681,813,190	374,996,435	(18,141,797)	(13,912,575)
Net assets at beginning of year	142,664,324	129,232,236	106,453,110	84,886,335	622,563,950	509,033,089	1,314,261,210	939,264,775	53,186,301	67,098,876

NET ASSETS END OF YEAR (1)	$105,409,656	$142,664,324	$119,679,116	$106,453,110	$729,906,589	$622,563,950	$1,996,074,400	$1,314,261,210	$35,044,504	$53,186,301

SHARES OF BENEFICIAL INTEREST:
Shares sold	500,000	100,000	1,200,000	800,000	8,600,000	5,200,000	27,500,000	9,200,000	—	—
Shares issued to shareholders from reinvestment of distributions	—	—	—	—	—	—	—	2,007	—	—
Shares redeemed	(800,000)	(300,000)	—	—	(2,600,000)	(2,900,000)	(700,000)	(1,400,000)	(400,000)	(300,000)

Net increase (decrease)	(300,000)	(200,000)	1,200,000	800,000	6,000,000	2,300,000	26,800,000	7,802,007	(400,000)	(300,000)

(1) Including undistributed (distribution in excess of) net investment income	$1,811,801	$996,342	$1,005,177	$578,505	$9,131,277	$5,632,188	$(59,072,883)	$4,154,921	$472,624	$435,197

See accompanying notes to financial statements.

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

			SPDR S&P World
	SPDR S&P Emerging Middle East & Africa ETF		ex-US ETF		SPDR S&P International Small Cap ETF		SPDR Dow Jones International Real Estate ETF		SPDR FTSE/Macquarie Global Infrastructure 100 ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	9/30/11	9/30/10	9/30/11	9/30/10	9/30/11	9/30/10	9/30/11	9/30/10	9/30/11	9/30/10

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$3,777,880	$2,710,484	$3,817,629	$2,356,448	$18,470,279	$10,174,806	$73,410,429	$40,947,461	$1,926,810	$2,177,565
Net realized gain (loss) on investments and foreign currency transactions	8,043,294	1,469,286	724,421	(186,867)	28,772,713	6,979,139	(121,700,778)	(58,157,750)	(4,259,672)	(2,974,500)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(27,104,556)	24,016,550	(18,186,639)	2,594,218	(114,471,355)	42,125,692	(173,966,964)	153,805,836	2,760,065	1,209,008

Net increase (decrease) in net assets resulting from operations	(15,283,382)	28,196,320	(13,644,589)	4,763,799	(67,228,363)	59,279,637	(222,257,313)	136,595,547	427,203	412,073

Net equalization credits and charges	—	—	—	—	—	—	4,006,396	(451,793)	—	—

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(3,403,851)	(2,572,981)	(3,469,047)	(2,124,908)	(17,128,845)	(9,113,629)	(143,046,493)	(40,086,120)	(1,879,120)	(2,412,780)

Total distributions to shareholders	(3,403,851)	(2,572,981)	(3,469,047)	(2,124,908)	(17,128,845)	(9,113,629)	(143,046,493)	(40,086,120)	(1,879,120)	(2,412,780)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	37,950,689	6,716,562	30,339,642	18,927,884	258,796,089	135,826,621	1,072,202,027	323,758,955	—	—
Proceeds from reinvestment of distributions	—	—	—	—	—	—	—	71,215	—	—
Cost of shares redeemed	(56,518,124)	(18,907,813)	—	—	(67,096,242)	(72,461,768)	(25,085,031)	(45,343,162)	(16,689,880)	(11,911,868)
Net income equalization (Note 2)	—	—	—	—	—	—	(4,006,396)	451,793	—	—

Net increase (decrease) in net assets from beneficial interest transactions	(18,567,435)	(12,191,251)	30,339,642	18,927,884	191,699,847	63,364,853	1,043,110,600	278,938,801	(16,689,880)	(11,911,868)

Net increase (decrease) in net assets during the year	(37,254,668)	13,432,088	13,226,006	21,566,775	107,342,639	113,530,861	681,813,190	374,996,435	(18,141,797)	(13,912,575)
Net assets at beginning of year	142,664,324	129,232,236	106,453,110	84,886,335	622,563,950	509,033,089	1,314,261,210	939,264,775	53,186,301	67,098,876

NET ASSETS END OF YEAR (1)	$105,409,656	$142,664,324	$119,679,116	$106,453,110	$729,906,589	$622,563,950	$1,996,074,400	$1,314,261,210	$35,044,504	$53,186,301

SHARES OF BENEFICIAL INTEREST:
Shares sold	500,000	100,000	1,200,000	800,000	8,600,000	5,200,000	27,500,000	9,200,000	—	—
Shares issued to shareholders from reinvestment of distributions	—	—	—	—	—	—	—	2,007	—	—
Shares redeemed	(800,000)	(300,000)	—	—	(2,600,000)	(2,900,000)	(700,000)	(1,400,000)	(400,000)	(300,000)

Net increase (decrease)	(300,000)	(200,000)	1,200,000	800,000	6,000,000	2,300,000	26,800,000	7,802,007	(400,000)	(300,000)

(1) Including undistributed (distribution in excess of) net investment income	$1,811,801	$996,342	$1,005,177	$578,505	$9,131,277	$5,632,188	$(59,072,883)	$4,154,921	$472,624	$435,197

SPDR INDEX SHARES FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (continued)

			SPDR MSCI ACWI
	SPDR S&P Global Natural Resources ETF		ex-US ETF		SPDR Russell/Nomura PRIME Japan ETF		SPDR Russell/Nomura Small Cap Japan ETF		SPDR S&P International Dividend ETF
		For the Period
	Year Ended	9/13/10*-	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	9/30/11	9/30/10	9/30/11	9/30/10	9/30/11	9/30/10	9/30/11	9/30/10	9/30/11	9/30/10

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,416,667	$2,959	$12,368,479	$8,807,576	$262,079	$201,408	$1,551,253	$1,016,433	$26,924,639	$8,922,133
Net realized gain (loss) on investments and foreign currency transactions	(4,671,549)	(18)	5,571,341	1,253,393	(1,813,273)	(41,684)	6,010,909	1,912,923	10,520,450	119,000
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(43,165,075)	71,939	(64,801,294)	12,511,633	1,718,131	(190,954)	4,584,832	(4,060,086)	(127,405,024)	3,552,985

Net increase (decrease) in net assets resulting from operations	(45,419,957)	74,880	(46,861,474)	22,572,602	166,937	(31,230)	12,146,994	(1,130,730)	(89,959,935)	12,594,118

Net equalization credits and charges	—	—	—	—	—	—	—	—	2,875,839	245,201

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,451,147)	—	(11,384,970)	(8,267,313)	(251,121)	(212,633)	(1,442,652)	(1,212,446)	(29,270,143)	(8,988,445)

Total distributions to shareholders	(1,451,147)	—	(11,384,970)	(8,267,313)	(251,121)	(212,633)	(1,442,652)	(1,212,446)	(29,270,143)	(8,988,445)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	202,332,715	7,539,786	54,280,141	92,581,495	7,648,028	—	67,273,565	1,905,760	368,301,694	154,125,552
Proceeds from reinvestment of distributions	—	—	—	—	—	—	—	—	—	14,312
Cost of shares redeemed	—	—	(26,229,672)	(22,878,986)	(7,836,631)	—	(46,853,190)	(17,231,739)	(25,511,075)	(25,077,709)
Net income equalization (Note 2)	—	—	—	—	—	—	—	—	(2,875,839)	(245,201)

Net increase (decrease) in net assets from beneficial interest transactions	202,332,715	7,539,786	28,050,469	69,702,509	(188,603)	—	20,420,375	(15,325,979)	339,914,780	128,816,954

Net increase (decrease) in net assets during the year	155,461,611	7,614,666	(30,195,975)	84,007,798	(272,787)	(243,863)	31,124,717	(17,669,155)	223,560,541	132,667,828
Net assets at beginning of year	7,614,666	—	393,909,007	309,901,209	15,119,267	15,363,130	67,411,785	85,080,940	258,705,245	126,037,417

NET ASSETS END OF YEAR (1)	$163,076,277	$7,614,666	$363,713,032	$393,909,007	$14,846,480	$15,119,267	$98,536,502	$67,411,785	$482,265,786	$258,705,245

SHARES OF BENEFICIAL INTEREST:
Shares sold	3,400,000	150,000	1,600,000	3,000,000	200,000	—	1,650,000	50,000	6,400,000	2,900,000
Shares issued to shareholders from reinvestment of distributions	—	—	—	—	—	—	—	—	(500,000)	273
Shares redeemed	—	—	(800,000)	(800,000)	(200,000)	—	(1,100,000)	(450,000)	—	(500,000)

Net increase (decrease)	3,400,000	150,000	800,000	2,200,000	—	—	550,000	(400,000)	5,900,000	2,400,273

(1) Including undistributed (distribution in excess of) net investment income	$966,359	$3,034	$3,385,288	$2,096,495	$134,985	$118,708	$783,152	$458,748	$(9,151)	$(211,187)

*	Commencement of operations

See accompanying notes to financial statements.

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

SPDR INDEX SHARES FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (continued)

	SPDR S&P International Mid Cap ETF		SPDR S&P Emerging Markets Small Cap ETF		SPDR Dow Jones Global Real Estate ETF		SPDR S&P International Consumer Discretionary Sector ETF		SPDR S&P International Consumer Staples Sector ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	9/30/11	9/30/10	9/30/11	9/30/10	9/30/11	9/30/10	9/30/11	9/30/10	9/30/11	9/30/10

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,015,808	$487,936	$16,894,898	$5,623,309	$7,425,660	$3,793,705	$309,196	$128,584	$438,066	$199,898
Net realized gain (loss) on investments, foreign currency transactions and futures	1,519,924	2,034,468	48,301,233	29,775,255	3,593,571	(1,472,418)	2,066,849	(75,551)	1,195,030	4,200
Net change in unrealized appreciation (depreciation) on investments, foreign currency transactions and futures	(5,335,204)	198,690	(320,393,800)	49,787,906	(36,610,401)	18,906,551	(2,649,430)	1,617,391	(1,863,026)	1,223,034

Net increase (decrease) in net assets resulting from operations	(2,799,472)	2,721,094	(255,197,669)	85,186,470	(25,591,170)	21,227,838	(273,385)	1,670,424	(229,930)	1,427,132

Net equalization credits and charges	—	—	—	—	539,256	68,501	(22,669)	6,904	72,660	11,009

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(930,965)	(439,504)	(5,451,836)	(1,009,521)	(14,119,218)	(4,128,948)	(293,003)	(112,931)	(500,869)	(206,190)
Net realized gains	(610,806)	(521,348)	(31,686,300)	(1,762,433)	—	—	—	—	—	—

Total distributions to shareholders	(1,541,771)	(960,852)	(37,138,136)	(2,771,954)	(14,119,218)	(4,128,948)	(293,003)	(112,931)	(500,869)	(206,190)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	10,605,859	12,046,063	1,110,345,330	686,488,723	183,298,714	42,212,998	4,477,437	12,451,406	11,345,375	8,416,576
Cost of shares redeemed	—	(5,325,824)	(706,607,973)	(37,166,199)	(10,270,362)	—	(11,473,311)	—	(6,275,094)	—
Net income equalization (Note 2)	—	—	—	—	(539,256)	(68,501)	22,669	(6,904)	(72,660)	(11,009)

Net increase (decrease) in net assets from beneficial interest transactions	10,605,859	6,720,239	403,737,357	649,322,524	172,489,096	42,144,497	(6,973,205)	12,444,502	4,997,621	8,405,567

Net increase (decrease) in net assets during the year	6,264,616	8,480,481	111,401,552	731,737,040	133,317,964	59,311,888	(7,562,262)	14,008,899	4,339,482	9,637,518
Net assets at beginning of year	30,195,983	21,715,502	797,410,665	65,673,625	140,387,674	81,075,786	18,833,157	4,824,258	14,899,831	5,262,313

NET ASSETS END OF YEAR (1)	$36,460,599	$30,195,983	$908,812,217	$797,410,665	$273,705,638	$140,387,674	$11,270,895	$18,833,157	$19,239,313	$14,899,831

SHARES OF BENEFICIAL INTEREST:
Shares sold	350,000	450,000	20,800,000	13,900,000	4,800,000	1,300,000	150,000	500,000	350,000	300,000
Shares issued to shareholders from reinvestment of distributions	—	—	—	—	—	—	—	—	—	—
Shares redeemed	—	(200,000)	(13,000,000)	(800,000)	(300,000)	—	(400,000)	—	(200,000)	—

Net increase (decrease)	350,000	250,000	7,800,000	13,100,000	4,500,000	1,300,000	(250,000)	500,000	150,000	300,000

(1) Including undistributed (distribution in excess of) net investment income	$461,642	$234,177	$9,942,464	$1,975,388	$(5,670,652)	$(898,183)	$48,611	$29,477	$(2,634)	$(375)

See accompanying notes to financial statements.

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

	SPDR S&P International Mid Cap ETF		SPDR S&P Emerging Markets Small Cap ETF		SPDR Dow Jones Global Real Estate ETF		SPDR S&P International Consumer Discretionary Sector ETF		SPDR S&P International Consumer Staples Sector ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	9/30/11	9/30/10	9/30/11	9/30/10	9/30/11	9/30/10	9/30/11	9/30/10	9/30/11	9/30/10

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,015,808	$487,936	$16,894,898	$5,623,309	$7,425,660	$3,793,705	$309,196	$128,584	$438,066	$199,898
Net realized gain (loss) on investments, foreign currency transactions and futures	1,519,924	2,034,468	48,301,233	29,775,255	3,593,571	(1,472,418)	2,066,849	(75,551)	1,195,030	4,200
Net change in unrealized appreciation (depreciation) on investments, foreign currency transactions and futures	(5,335,204)	198,690	(320,393,800)	49,787,906	(36,610,401)	18,906,551	(2,649,430)	1,617,391	(1,863,026)	1,223,034

Net increase (decrease) in net assets resulting from operations	(2,799,472)	2,721,094	(255,197,669)	85,186,470	(25,591,170)	21,227,838	(273,385)	1,670,424	(229,930)	1,427,132

Net equalization credits and charges	—	—	—	—	539,256	68,501	(22,669)	6,904	72,660	11,009

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(930,965)	(439,504)	(5,451,836)	(1,009,521)	(14,119,218)	(4,128,948)	(293,003)	(112,931)	(500,869)	(206,190)
Net realized gains	(610,806)	(521,348)	(31,686,300)	(1,762,433)	—	—	—	—	—	—

Total distributions to shareholders	(1,541,771)	(960,852)	(37,138,136)	(2,771,954)	(14,119,218)	(4,128,948)	(293,003)	(112,931)	(500,869)	(206,190)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	10,605,859	12,046,063	1,110,345,330	686,488,723	183,298,714	42,212,998	4,477,437	12,451,406	11,345,375	8,416,576
Cost of shares redeemed	—	(5,325,824)	(706,607,973)	(37,166,199)	(10,270,362)	—	(11,473,311)	—	(6,275,094)	—
Net income equalization (Note 2)	—	—	—	—	(539,256)	(68,501)	22,669	(6,904)	(72,660)	(11,009)

Net increase (decrease) in net assets from beneficial interest transactions	10,605,859	6,720,239	403,737,357	649,322,524	172,489,096	42,144,497	(6,973,205)	12,444,502	4,997,621	8,405,567

Net increase (decrease) in net assets during the year	6,264,616	8,480,481	111,401,552	731,737,040	133,317,964	59,311,888	(7,562,262)	14,008,899	4,339,482	9,637,518
Net assets at beginning of year	30,195,983	21,715,502	797,410,665	65,673,625	140,387,674	81,075,786	18,833,157	4,824,258	14,899,831	5,262,313

NET ASSETS END OF YEAR (1)	$36,460,599	$30,195,983	$908,812,217	$797,410,665	$273,705,638	$140,387,674	$11,270,895	$18,833,157	$19,239,313	$14,899,831

SHARES OF BENEFICIAL INTEREST:
Shares sold	350,000	450,000	20,800,000	13,900,000	4,800,000	1,300,000	150,000	500,000	350,000	300,000
Shares issued to shareholders from reinvestment of distributions	—	—	—	—	—	—	—	—	—	—
Shares redeemed	—	(200,000)	(13,000,000)	(800,000)	(300,000)	—	(400,000)	—	(200,000)	—

Net increase (decrease)	350,000	250,000	7,800,000	13,100,000	4,500,000	1,300,000	(250,000)	500,000	150,000	300,000

(1) Including undistributed (distribution in excess of) net investment income	$461,642	$234,177	$9,942,464	$1,975,388	$(5,670,652)	$(898,183)	$48,611	$29,477	$(2,634)	$(375)

SPDR INDEX SHARES FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (continued)

	SPDR S&P International Energy Sector ETF		SPDR S&P International Financial Sector ETF		SPDR S&P International Health Care Sector ETF		SPDR S&P International Industrial Sector ETF		SPDR S&P International Materials Sector ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	9/30/11	9/30/10	9/30/11	9/30/10	9/30/11	9/30/10	9/30/11	9/30/10	9/30/11	9/30/10

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$407,284	$257,928	$240,493	$254,065	$340,942	$139,776	$573,956	$154,336	$491,947	$204,428
Net realized gain (loss) on investments and foreign currency transactions	265,809	(344,948)	(78,609)	699,825	245,857	(181,590)	2,663,932	(47,533)	3,972,012	261,116
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(1,628,491)	(206,617)	(1,130,836)	(1,220,845)	(760,195)	550,643	(5,179,445)	1,111,430	(6,910,807)	1,190,264

Net increase (decrease) in net assets resulting from operations	(955,398)	(293,637)	(968,952)	(266,955)	(173,396)	508,829	(1,941,557)	1,218,233	(2,446,848)	1,655,808

Net equalization credits and charges	2,190	17,769	(1,810)	17,776	24,177	(1,295)	(5,760)	21,033	(37,269)	(13,822)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(385,397)	(265,577)	(269,250)	(274,396)	(335,264)	(132,165)	(541,188)	(145,223)	(443,679)	(179,753)

Total distributions to shareholders	(385,397)	(265,577)	(269,250)	(274,396)	(335,264)	(132,165)	(541,188)	(145,223)	(443,679)	(179,753)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	3,928,128	7,541,236	7,324,331	10,792,976	10,955,852	5,673,901	15,361,044	13,390,135	19,071,659	15,063,093
Cost of shares redeemed	(2,492,025)	(1,091,375)	(7,172,380)	(6,778,742)	(1,550,237)	(1,441,597)	(10,622,592)	(1,160,514)	(19,165,987)	(3,372,651)
Net income equalization (Note 2)	(2,190)	(17,769)	1,810	(17,776)	(24,177)	1,295	5,760	(21,033)	37,269	13,822

Net increase (decrease) in net assets from beneficial interest transactions	1,433,913	6,432,092	153,761	3,996,458	9,381,438	4,233,599	4,744,212	12,208,588	(57,059)	11,704,264

Net increase (decrease) in net assets during the year	95,308	5,890,647	(1,086,251)	3,472,883	8,896,955	4,608,968	2,255,707	13,302,631	(2,984,855)	13,166,497
Net assets at beginning of year	12,259,432	6,368,785	8,821,345	5,348,462	10,309,637	5,700,669	17,955,318	4,652,687	22,387,456	9,220,959

NET ASSETS END OF YEAR (1)	$12,354,740	$12,259,432	$7,735,094	$8,821,345	$19,206,592	$10,309,637	$20,211,025	$17,955,318	$19,402,601	$22,387,456

SHARES OF BENEFICIAL INTEREST:
Shares sold	150,000	300,000	400,000	550,000	350,000	200,000	550,000	550,000	650,000	600,000
Shares issued to shareholders from reinvestment of distributions	—	—	—	—	—	—	—	—	—	—
Shares redeemed	(100,000)	(50,000)	(350,000)	(350,000)	(50,000)	(50,000)	(350,000)	(50,000)	(650,000)	(150,000)

Net increase (decrease)	50,000	250,000	50,000	200,000	300,000	150,000	200,000	500,000	—	450,000

(1) Including undistributed (distribution in excess of) net investment income	$23,922	$287	$19,652	$14,674	$37,147	$21,389	$100,829	$18,256	$112,829	$36,771

See accompanying notes to financial statements.

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

SPDR INDEX SHARES FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (continued)

	SPDR S&P International Technology Sector ETF		SPDR S&P International Telecommunications Sector ETF		SPDR S&P International Utilities Sector ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	9/30/11	9/30/10	9/30/11	9/30/10	9/30/11	9/30/10

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$312,033	$217,285	$612,496	$621,156	$363,501	$308,311
Net realized gain (loss) on investments and foreign currency transactions	231,319	376,112	802,984	(75,249)	19,390	83,169
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(2,869,260)	(292,497)	(1,659,782)	135,515	(1,335,523)	(733,695)

Net increase (decrease) in net assets resulting from operations	(2,325,908)	300,900	(244,302)	681,422	(952,632)	(342,215)

Net equalization credits and charges	1,865	9,332	5,114	11,285	8,510	13,758

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(310,694)	(202,796)	(615,543)	(624,359)	(365,549)	(284,890)
Net realized gains	(87,145)	(6,227)	—	—	—	—

Total distributions to shareholders	(397,839)	(209,023)	(615,543)	(624,359)	(365,549)	(284,890)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	2,688,113	11,117,854	10,005,730	9,607,909	3,697,018	8,360,834
Cost of shares redeemed	(2,305,481)	(1,227,857)	(12,483,323)	(3,301,651)	(1,039,230)	(4,069,217)
Net income equalization (Note 2)	(1,865)	(9,332)	(5,114)	(11,285)	(8,510)	(13,758)

Net increase (decrease) in net assets from beneficial interest transactions	380,767	9,880,665	(2,482,707)	6,294,973	2,649,278	4,277,859

Net increase (decrease) in net assets during the year	(2,341,115)	9,981,874	(3,337,438)	6,363,321	1,339,607	3,664,512
Net assets at beginning of year	21,043,522	11,061,648	15,795,086	9,431,765	8,221,317	4,556,805

NET ASSETS END OF YEAR (1)	$18,702,407	$21,043,522	$12,457,648	$15,795,086	$9,560,924	$8,221,317

SHARES OF BENEFICIAL INTEREST:
Shares sold	100,000	450,000	400,000	400,000	200,000	400,000
Shares issued to shareholders from reinvestment of distributions	—	—	—	—	—	—
Shares redeemed	(100,000)	(50,000)	(500,000)	(150,000)	(50,000)	(200,000)

Net increase (decrease)	—	400,000	(100,000)	250,000	150,000	200,000

(1) Including undistributed (distribution in excess of) net investment income	$34,932	$30,691	$(5,513)	$5,706	$15,005	$20,227

See accompanying notes to financial statements.

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

SPDR INDEX SHARES FUNDS
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR STOXX Europe 50 ETF					SPDR EURO STOXX 50 ETF					SPDR S&P Emerging Asia Pacific ETF
															For the
															Period
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	3/20/07*-
	9/30/11	9/30/10	9/30/09	9/30/08	9/30/07	9/30/11	9/30/10	9/30/09	9/30/08	9/30/07	9/30/11	9/30/10	9/30/09	9/30/08	9/30/07

Net asset value, beginning of period	$33.39	$35.31	$36.33	$53.69	$44.48	$36.90	$41.34	$41.88	$62.12	$49.23	$82.86	$69.33	$54.59	$87.74	$60.50

Income (loss) from investment operations:
Net investment income (loss)	1.23 (1)	1.02 (1)	1.11 (1)	1.88	1.50	1.63 (1)	1.13 (1)	1.21 (1)	2.17	1.40	1.52 (1)	1.28 (1)	1.21 (1)	0.90	0.64
Net realized and unrealized gain (loss) (2)	(4.73)	(1.95)	(1.05)	(17.09)	9.22	(8.23)	(4.47)	(0.65)	(19.32)	12.80	(13.63)	13.06	13.92	(35.04)	25.50

Total from investment operations	(3.50)	(0.93)	0.06	(15.21)	10.72	(6.60)	(3.34)	0.56	(17.15)	14.20	(12.11)	14.34	15.13	(34.14)	26.14

Net equalization credits and charges (1)	(0.03)	0.06	(0.01)	(0.12)	(0.03)	— (3)	0.10	0.15	(0.24)	0.35	—	—	0.43	2.13	1.10

Distributions to shareholders from:
Net investment income	(1.60)	(1.05)	(1.07)	(1.69)	(1.47)	(1.58)	(1.20)	(1.25)	(1.95)	(1.66)	(1.29)	(0.81)	(0.82)	(1.03)	—
Net realized gains	—	—	—	(0.34)	(0.01)	—	—	—	(0.90)	—	(2.61)	—	—	(0.11)	—

Total distributions	(1.60)	(1.05)	(1.07)	(2.03)	(1.48)	(1.58)	(1.20)	(1.25)	(2.85)	(1.66)	(3.90)	(0.81)	(0.82)	(1.14)	—

Net asset value, end of period	$28.26	$33.39	$35.31	$36.33	$53.69	$28.72	$36.90	$41.34	$41.88	$62.12	$66.85	$82.86	$69.33	$54.59	$87.74

Total return (4)	(11.37)%	(2.52)%	0.69%	(29.27)%	24.22%	(18.88)%	(7.48)%	2.35%	(29.00)%	29.76%	(15.55)%	20.85%	29.15%	(36.95)%	45.03%
Net assets, end of period (in 000’s)	$29,684	$38,407	$56,514	$76,311	$185,256	$116,356	$162,400	$181,922	$224,080	$484,541	$514,755	$712,608	$436,766	$163,780	$61,420
Ratio of expenses to average net assets	0.30%	0.31%	0.29%	0.29%	0.30%	0.30%	0.31%	0.29%	0.29%	0.30%	0.60%	0.60%	0.59%	0.59%	0.63	%(5)
Ratio of net investment income (loss) to average net assets	3.55%	3.05%	3.93%	3.35%	3.16%	4.29%	3.03%	3.67%	3.53%	2.86%	1.83%	1.74%	2.25%	2.28%	3.33	%(5)
Portfolio turnover rate (6)	7%	9%	11%	14%	9%	7%	8%	12%	14%	11%	20%	10%	4%	7%	1%

*	Commencement of operations
(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Amount is less than $0.005 per share.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(5)	Annualized.
(6)	Portfolio Turnover rate excludes securities received or delivered from in kind processing of creations or redemptions.

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

SPDR INDEX SHARES FUNDS
FINANCIAL HIGHLIGHTS (continued)
Selected data for a share outstanding throughout each period

	SPDR S&P Russia ETF			SPDR S&P China ETF							SPDR S&P Emerging Markets ETF
		For the							For the						For the
		Period							Period						Period
	Year Ended	3/10/10*-		Year Ended	Year Ended	Year Ended		Year Ended	3/20/07*-		Year Ended	Year Ended	Year Ended	Year Ended	3/20/07*-
	9/30/11	9/30/10		9/30/11	9/30/10	9/30/09		9/30/08	9/30/07		9/30/11	9/30/10	9/30/09	9/30/08	9/30/07

Net asset value, beginning of period	$30.01	$30.00		$76.14	$66.50	$51.29		$94.34	$52.23		$69.89	$59.00	$51.86	$75.21	$55.63

Income (loss) from investment operations:
Net investment income (loss)	0.57 (1)	0.20	(1)	1.31 (1)	1.03 (1)	1.21	(1)	0.75	0.50		1.36 (1)	1.09 (1)	0.97 (1)	1.32	0.42
Net realized and unrealized gain (loss) (2)	(4.53)	(0.01)		(18.48)	9.44	14.81		(43.64)	40.90		(12.20)	10.73	7.00	(23.44)	18.49

Total from investment operations	(3.96)	0.19		(17.17)	10.47	16.02		(42.89)	41.40		(10.84)	11.82	7.97	(22.12)	18.91

Net equalization credits and charges (1)	—	—		—	—	0.53		0.47	0.71		—	—	0.60	0.16	0.67

Distributions to shareholders from:
Net investment income	(0.29)	(0.18)		(1.29)	(0.83)	(1.34)		(0.63)	—		(1.15)	(0.93)	(1.43)	(0.65)	—
Net realized gains	(0.11)	—		—	—	—		—	—		(0.64)	—	—	(0.74)	—

Total distributions	(0.40)	(0.18)		(1.29)	(0.83)	(1.34)		(0.63)	—		(1.79)	(0.93)	(1.43)	(1.39)	—

Net asset value, end of period	$25.65	$30.01		$57.68	$76.14	$66.50		$51.29	$94.34		$57.26	$69.89	$59.00	$51.86	$75.21

Total return (3)	(13.58)%	0.72%		(22.95)%	15.87%	33.06%		(45.26)%	80.64%		(16.06)%	20.25%	18.05%	(29.77)%	35.20%
Net assets, end of period (in 000’s)	$43,611	$6,003		$617,133	$677,680	$445,539		$123,108	$122,639		$154,600	$216,661	$94,395	$36,299	$45,125
Ratio of expenses to average net assets	0.59%	0.59	%(4)	0.60%	0.61%	0.59%		0.59%	0.59	%(4)	0.60%	0.60%	0.59%	0.59%	0.60	%(4)
Ratio of net investment income (loss) to average net assets	1.56%	1.25	%(4)	1.71%	1.46%	2.22%		1.33%	2.56	%(4)	1.90%	1.73%	2.18%	1.97%	2.42	%(4)
Portfolio turnover rate (5)	15%	1%		9%	25%	0	%(6)	4%	0	%(6)	4%	15%	1%	11%	0	%(6)

*	Commencement of operations
(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(4)	Annualized.
(5)	Portfolio Turnover rate excludes securities received or delivered from in kind processing of creations or redemptions.
(6)	Amount shown represents less than 0.5%.

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

SPDR INDEX SHARES FUNDS
FINANCIAL HIGHLIGHTS (continued)
Selected data for a share outstanding throughout each period

	SPDR S&P
	Emerging
	Markets
	Dividend ETF		SPDR S&P BRIC 40 ETF						SPDR S&P Emerging Europe ETF						SPDR S&P Emerging Latin America ETF
	For the						For the						For the							For the
	Period						Period						Period							Period
	2/23/11*-		Year Ended	Year Ended	Year Ended	Year Ended	6/19/07*-		Year Ended	Year Ended	Year Ended	Year Ended	3/20/07*-		Year Ended		Year Ended	Year Ended	Year Ended	3/20/07*-
	9/30/11		9/30/11	9/30/10	9/30/09	9/30/08	9/30/07		9/30/11	9/30/10	9/30/09	9/30/08	9/30/07		9/30/11		9/30/10	9/30/09	9/30/08	9/30/07

Net asset value, beginning of period	$50.00		$25.84	$23.03	$20.29	$30.18	$24.07		$45.55	$39.42	$42.73	$64.57	$54.38		$84.48		$69.92	$61.83	$78.49	$57.51

Income (loss) from investment operations:
Net investment income (loss)	2.32	(1)	0.60 (1)	0.43 (1)	0.42 (1)	0.39	0.07		1.02 (1)	0.46 (1)	0.50 (1)	0.46	0.22		1.93	(1)(2)	1.57 (1)	1.13 (1)	1.32	0.50
Net realized and unrealized gain (loss) (3)	(6.96)		(5.00)	2.75	2.97	(10.19)	5.90		(8.73)	6.06	(2.77)	(22.41)	9.18		(20.76)		14.73	8.12	(17.23)	20.32

Total from investment operations	(4.64)		(4.40)	3.18	3.39	(9.80)	5.97		(7.71)	6.52	(2.27)	(21.95)	9.40		(18.83)		16.30	9.25	(15.91)	20.82

Net equalization credits and charges (1)	0.43		—	—	0.01	0.04	0.14		—	—	(0.29)	0.51	0.79		—		—	0.37	0.25	0.16

Distributions to shareholders from:
Net investment income	(1.28)		(0.52)	(0.37)	(0.66)	(0.13)	—		(0.68)	(0.39)	(0.75)	(0.37)	—		(1.53)		(1.74)	(1.53)	(0.95)	—
Net realized gains	—		—	—	—	—	—		—	—	—	(0.03)	—		—		—	—	(0.05)	—
Return of capital	(0.62)		—	—	—	—	—		—	—	—	—	—		—		—	—	—	—

Total distributions	(1.90)		(0.52)	(0.37)	(0.66)	(0.13)	—		(0.68)	(0.39)	(0.75)	(0.40)	—		(1.53)		(1.74)	(1.53)	(1.00)	—

Net asset value, end of period	$43.89		$20.92	$25.84	$23.03	$20.29	$30.18		$37.16	$45.55	$39.42	$42.73	$64.57		$64.12		$84.48	$69.92	$61.83	$78.49

Total return (4)	(8.73)%		(17.49)%	13.98%	18.16%	(32.50)%	25.38%		(17.35)%	16.74%	(5.18)%	(33.45)%	18.73%		(22.78	)%(2)	23.73%	16.99%	(20.21)%	36.49%
Net assets, end of period (in 000’s)	$54,862		$374,453	$459,991	$340,812	$188,734	$156,921		$118,917	$232,325	$137,975	$81,189	$38,741		$121,832		$211,194	$132,844	$74,202	$39,244
Ratio of expenses to average net assets	0.62	%(5)	0.51%	0.52%	0.48%	0.40%	0.40	%(5)	0.61%	0.61%	0.59%	0.60%	0.60	%(5)	0.60%		0.61%	0.60%	0.60%	0.60	%(5)
Ratio of expenses to average net assets before waivers	0.62	%(5)	0.51%	0.52%	0.50%	0.50%	0.50	%(5)	0.61%	0.61%	0.59%	0.60%	0.60	%(5)	0.60%		0.61%	0.60%	0.60%	0.60	%(5)
Ratio of net investment income (loss) to average net assets	7.46	%(5)	2.23%	1.78%	2.36%	1.43%	2.31	%(5)	2.04%	1.07%	1.66%	0.96%	1.53	%(5)	2.27	%(2)	2.05%	2.27%	1.94%	1.98	%(5)
Portfolio turnover rate (6)	42%		10%	10%	16%	16%	0	%(7)	10%	21%	45%	19%	3%		12%		23%	17%	7%	2%

*	Commencement of operations
(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Net investment income per share and the ratio of net investment income to average net assets reflects receipt of special dividends from portfolio holdings. The resulting increase to net investment income amounted to $0.21 per share and 0.24% of average net assets. If the special dividends were not received during the year ended September 30, 2011, the total return would have been (23.11)%.
(3)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(5)	Annualized.
(6)	Portfolio Turnover rate excludes securities received or delivered from in kind processing of creations or redemptions.
(7)	Amount shown represents less than 0.5%.

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

SPDR INDEX SHARES FUNDS
FINANCIAL HIGHLIGHTS (continued)
Selected data for a share outstanding throughout each period

	SPDR S&P Emerging Middle East & Africa ETF						SPDR S&P World ex-US ETF						SPDR S&P International Small Cap ETF
					For the						For the						For the
					Period						Period						Period
	Year Ended	Year Ended	Year Ended	Year Ended	3/20/07*-		Year Ended	Year Ended	Year Ended	Year Ended	4/20/07*-		Year Ended	Year Ended	Year Ended	Year Ended	4/20/07*-
	9/30/11	9/30/10	9/30/09	9/30/08	9/30/07		9/30/11	9/30/10	9/30/09	9/30/08	9/30/07		9/30/11	9/30/10	9/30/09	9/30/08	9/30/07

Net asset value, beginning of period	$71.33	$58.74	$54.48	$68.63	$59.25		$24.19	$23.58	$23.31	$34.05	$32.57		$27.92	$25.45	$23.71	$36.71	$35.59

Income (loss) from investment operations:
Net investment income (loss)	1.87 (1)	1.33 (1)	1.36 (1)	1.79 (2)	0.67		0.75 (1)	0.56 (1)	0.57 (1)	0.61	0.41		0.64 (1)	0.46 (1)	0.44 (1)	0.51	0.17
Net realized and unrealized gain (loss) (3)	(9.65)	12.51	5.97	(15.86)	8.49		(2.89)	0.56	(0.22)	(11.31)	1.07		(2.14)	2.42	1.74	(13.04)	0.70

Total from investment operations	(7.78)	13.84	7.33	(14.07)	9.16		(2.14)	1.12	0.35	(10.70)	1.48		(1.50)	2.88	2.18	(12.53)	0.87

Net equalization credits and charges (1)	—	—	(0.51)	1.04	0.22		—	—	0.56	0.62	—		—	—	0.12	0.35	0.25

Distributions to shareholders from:
Net investment income	(1.54)	(1.25)	(2.56)	(1.02)	—		(0.68)	(0.51)	(0.64)	(0.57)	—		(0.63)	(0.41)	(0.56)	(0.30)	—
Net realized gains	—	—	—	(0.10)	—		—	—	—	(0.09)	—		—	—	—	(0.52)	—

Total distributions	(1.54)	(1.25)	(2.56)	(1.12)	—		(0.68)	(0.51)	(0.64)	(0.66)	—		(0.63)	(0.41)	(0.56)	(0.82)	—

Net asset value, end of period	$62.01	$71.33	$58.74	$54.48	$68.63		$21.37	$24.19	$23.58	$23.31	$34.05		$25.79	$27.92	$25.45	$23.71	$36.71

Total return (4)	(11.32)%	23.91%	14.04%	(19.37)%	15.84%		(9.32)%	4.99%	4.68%	(30.13)%	4.56%		(5.72)%	11.54%	10.45%	(33.83)%	3.14%
Net assets, end of period (in 000’s)	$105,410	$142,664	$129,232	$152,538	$27,452		$119,679	$106,453	$84,886	$27,973	$13,621		$729,907	$622,564	$509,033	$331,890	$110,116
Ratio of expenses to average net assets	0.60%	0.60%	0.59%	0.59%	0.59	%(5)	0.35%	0.35%	0.34%	0.35%	0.35	%(5)	0.61%	0.60%	0.59%	0.59%	0.59	%(5)
Ratio of net investment income (loss) to average net assets	2.55%	2.12%	2.98%	3.88%	2.65	%(5)	2.94%	2.44%	3.02%	3.36%	2.89	%(5)	2.12%	1.81%	2.27%	2.38%	1.89	%(5)
Portfolio turnover rate (6)	4%	27%	12%	7%	1%		2%	7%	12%	4%	0	%(7)	22%	17%	21%	46%	2%

*	Commencement of operations
(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Net investment income per share reflects receipt of a special one time dividend from a portfolio holding. The effect of this dividend amounted to $0.38 per share.
(3)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(5)	Annualized.
(6)	Portfolio Turnover rate excludes securities received or delivered from in kind processing of creations or redemptions.
(7)	Amount shown represents less than 0.5%.

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

SPDR INDEX SHARES FUNDS
FINANCIAL HIGHLIGHTS (continued)
Selected data for a share outstanding throughout each period

	SPDR Dow Jones International Real Estate ETF						SPDR FTSE/Macquarie Global Infrastructure 100 ETF						SPDR S&P Global Natural Resources ETF
					For the						For the			For the
					Period						Period			Period
	Year Ended	Year Ended	Year Ended	Year Ended	12/15/06*-		Year Ended	Year Ended	Year Ended	Year Ended	1/25/07*-		Year Ended	9/13/10*-
	9/30/11	9/30/10	9/30/09	9/30/08	9/30/07		9/30/11	9/30/10	9/30/09	9/30/08	9/30/07		9/30/11	9/30/10

Net asset value, beginning of period	$38.39	$35.53	$37.86	$63.83	$60.28		$40.91	$41.94	$47.03	$57.68	$50.41		$50.76	$50.00

Income (loss) from investment operations:
Net investment income (loss)	1.57 (1)	1.34 (1)	1.34 (1)	1.80	1.20		1.71 (1)	1.47 (1)	1.57 (1)	1.53 (2)	0.59		1.23 (1)	0.03	(1)
Net realized and unrealized gain (loss) (3)	(3.82)	2.84	(2.38)	(26.03)	3.33		(2.03)	(0.88)	(4.35)	(11.64)	6.11		(5.44)	0.73

Total from investment operations	(2.25)	4.18	(1.04)	(24.23)	4.53		(0.32)	0.59	(2.78)	(10.11)	6.70		(4.21)	0.76

Net equalization credits and charges (1)	0.09	(0.01)	0.05	0.06	0.36		—	—	0.07	0.60	0.57		—	—

Distributions to shareholders from:
Net investment income	(3.53)	(1.31)	(1.34)	(1.80)	(1.34)		(1.65)	(1.62)	(2.38)	(0.94)	—		(0.61)	—
Net realized gains	—	—	—	—	—		—	—	—	(0.20)	—		—	—

Total distributions	(3.53)	(1.31)	(1.34)	(1.80)	(1.34)		(1.65)	(1.62)	(2.38)	(1.14)	—		(0.61)	—

Net asset value, end of period	$32.70	$38.39	$35.53	$37.86	$63.83		$38.94	$40.91	$41.94	$47.03	$57.68		$45.94	$50.76

Total return (4)	(6.76)%	12.15%	(1.52)%	(38.38)%	8.09%		(1.04)%	1.63%	(5.40)%	(16.93)%	14.43%		(8.56)%	1.52%
Net assets, end of period (in 000’s)	$1,996,074	$1,314,261	$939,265	$811,118	$1,111,226		$35,045	$53,186	$67,099	$79,944	$46,142		$163,076	$7,615
Ratio of expenses to average net assets	0.61%	0.60%	0.59%	0.59%	0.60	%(5)	0.60%	0.61%	0.59%	0.59%	0.59	%(5)	0.40%	0.38	%(5)
Ratio of net investment income (loss) to average net assets	4.05%	3.86%	4.85%	3.43%	3.01	%(5)	4.07%	3.63%	4.16%	3.49%	2.50	%(5)	2.13%	1.10	%(5)
Portfolio turnover rate (6)	10%	7%	23%	8%	16%		6%	6%	10%	7%	6%		32%	0	%(7)

*	Commencement of operations
(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Net investment income per share reflects receipt of a special one time dividend from a portfolio holding. The effect of this dividend amounted to $0.44 per share.
(3)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(5)	Annualized.
(6)	Portfolio Turnover rate excludes securities received or delivered from in kind processing of creations or redemptions.
(7)	Amount shown represents less than 0.5%.

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

SPDR INDEX SHARES FUNDS
FINANCIAL HIGHLIGHTS (continued)
Selected data for a share outstanding throughout each period

	SPDR MSCI ACWI ex-US ETF						SPDR Russell/Nomura PRIME Japan ETF						SPDR Russell/Nomura Small Cap Japan ETF
					For the						For the						For the
					Period						Period						Period
	Year Ended	Year Ended	Year Ended	Year Ended	1/10/07*-		Year Ended	Year Ended	Year Ended	Year Ended	11/9/06*-		Year Ended	Year Ended	Year Ended	Year Ended	11/9/06*-
	9/30/11	9/30/10	9/30/09	9/30/08	9/30/07		9/30/11	9/30/10	9/30/09	9/30/08	9/30/07		9/30/11	9/30/10	9/30/09	9/30/08	9/30/07

Net asset value, beginning of period	$31.77	$30.38	$29.39	$42.56	$35.60		$37.80	$38.41	$39.64	$55.91	$52.65		$39.65	$40.51	$35.84	$48.31	$48.70

Income (loss) from investment operations:
Net investment income (loss)	0.95 (1)	0.73 (1)	0.71 (1)	0.82	0.44		0.85 (1)	0.50 (1)	0.46 (1)	1.95	0.42		0.69 (1)	0.53 (1)	0.60 (1)	0.71	0.53
Net realized and unrealized gain (loss) (2)	(4.28)	1.35	1.14	(13.76)	6.12		(0.56)	(0.58)	(0.64)	(15.75)	2.84		4.12	(0.73)	5.29	(12.49)	(0.77)

Total from investment operations	(3.33)	2.08	1.85	(12.94)	6.56		0.29	(0.08)	(0.18)	(13.80)	3.26		4.81	(0.20)	5.89	(11.78)	(0.24)

Net equalization credits and charges (1)	—	—	0.08	0.60	0.40		—	—	0.29	(0.62)	—		—	—	(0.15)	(0.12)	(0.03)

Distributions to shareholders from:
Net investment income	(0.89)	(0.69)	(0.94)	(0.77)	—		(0.97)	(0.53)	(1.34)	(1.69)	(0.00	)(3)	(0.67)	(0.66)	(1.07)	(0.57)	(0.12)
Net realized gains	—	—	—	(0.06)	—		—	—	—	(0.16)	—		—	—	—	—	—

Total distributions	(0.89)	(0.69)	(0.94)	(0.83)	—		(0.97)	(0.53)	(1.34)	(1.85)	—		(0.67)	(0.66)	(1.07)	(0.57)	(0.12)

Net asset value, end of period	$27.55	$31.77	$30.38	$29.39	$42.56		$37.12	$37.80	$38.41	$39.64	$55.91		$43.79	$39.65	$40.51	$35.84	$48.31

Total return (4)	(10.99)%	7.13%	7.41%	(29.53)%	19.55%		0.56%	(0.14)%	0.58%	(26.48)%	6.19%		12.17%	(0.41)%	16.35%	(24.85)%	(0.57)%
Net assets, end of period (in 000’s)	$363,713	$393,909	$309,901	$258,639	$127,691		$14,846	$15,119	$15,363	$23,786	$268,392		$98,537	$67,412	$85,081	$77,057	$137,695
Ratio of expenses to average net assets	0.35%	0.35%	0.34%	0.34%	0.35	%(5)	0.51%	0.51%	0.50%	0.50%	0.51	%(5)	0.56%	0.56%	0.55%	0.55%	0.56	%(5)
Ratio of net investment income (loss) to average net assets	2.85%	2.43%	2.98%	3.00%	2.78	%(5)	2.16%	1.34%	1.32%	0.52%	0.97	%(5)	1.63%	1.37%	1.74%	1.24%	1.26	%(5)
Portfolio turnover rate (6)	4%	3%	15%	5%	1%		3%	3%	6%	3%	0	%(7)	10%	24%	25%	22%	2%

*	Commencement of operations
(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Amount is less than $0.005 per share.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(5)	Annualized.
(6)	Portfolio Turnover rate excludes securities received or delivered from in kind processing of creations or redemptions.
(7)	Amount shown represents less than 0.5%.

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

SPDR INDEX SHARES FUNDS
FINANCIAL HIGHLIGHTS (continued)
Selected data for a share outstanding throughout each period

	SPDR S&P International Dividend ETF					SPDR S&P International Mid Cap ETF					SPDR S&P Emerging Markets Small Cap ETF
				For the					For the						For the
				Period					Period						Period
	Year Ended	Year Ended	Year Ended	2/12/08*-		Year Ended	Year Ended	Year Ended	5/7/08*-		Year Ended	Year Ended		Year Ended	5/12/08*-
	9/30/11	9/30/10	9/30/09	9/30/08		9/30/11	9/30/10	9/30/09	9/30/08		9/30/11	9/30/10		9/30/09	9/30/08

Net asset value, beginning of period	$53.88	$52.49	$48.17	$70.76		$28.76	$27.14	$26.04	$35.46		$54.62	$43.78		$32.69	$52.29

Income (loss) from investment operations:
Net investment income (loss)	3.48 (1)	2.32 (1)	2.09 (1)	3.56		0.76 (1)	0.55 (1)	0.57 (1)	0.32		0.99 (1)	1.06	(1)(2)	0.66 (1)	0.16
Net realized and unrealized gain (loss) (3)	(9.35)	1.26	3.70	(23.17)		(2.31)	2.31	0.72	(9.74)		(13.25)	10.65		10.18	(20.81)

Total from investment operations	(5.87)	3.58	5.79	(19.61)		(1.55)	2.86	1.29	(9.42)		(12.26)	11.71		10.84	(20.65)

Net equalization credits and charges (1)	0.37	0.06	0.40	1.30		—	—	0.34	—		—	—		0.56	1.05

Distributions to shareholders from:
Net investment income	(3.31)	(2.25)	(1.87)	(4.28)		(0.70)	(0.50)	(0.53)	—		(0.34)	(0.19)		(0.31)	—
Net realized gains	—	—	—	—		(0.47)	(0.74)	—	—		(1.45)	(0.68)		—	—

Total distributions	(3.31)	(2.25)	(1.87)	(4.28)		(1.17)	(1.24)	(0.53)	—		(1.79)	(0.87)		(0.31)	—

Net asset value, end of period	$45.07	$53.88	$52.49	$48.17		$26.04	$28.76	$27.14	$26.04		$40.57	$54.62		$43.78	$32.69

Total return (4)	(11.06)%	7.34%	13.86%	(26.93)%		(6.00)%	11.11%	6.87%	(26.54)%		(23.36)%	27.05%		35.45%	(37.48)%
Net assets, end of period (in 000’s)	$482,266	$258,705	$126,037	$43,369		$36,461	$30,196	$21,716	$5,208		$908,812	$797,411		$65,674	$9,807
Ratio of expenses to average net assets	0.46%	0.46%	0.46%	0.48	%(5)	0.46%	0.46%	0.45%	0.45	%(5)	0.66%	0.66%		0.66%	0.76	%(5)
Ratio of net investment income (loss) to average net assets	6.24%	4.48%	5.26%	8.77	%(5)	2.49%	2.07%	2.57%	2.22	%(5)	1.85%	2.19%		1.93%	3.41	%(5)
Portfolio turnover rate (6)	142%	131%	148%	71%		32%	31%	45%	19%		70%	85%		83%	2%

*	Commencement of operations
(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Net investment income per share and the ratio of net investment income to average net assets reflect a special one time dividend from a portfolio holding (Patni Computer Systems, Ltd.). The resulting increase to net investment income amounted to $0.07 per share and 0.15% of average net assets.
(3)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(5)	Annualized.
(6)	Portfolio Turnover rate excludes securities received or delivered from in kind processing of creations or redemptions.

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

SPDR INDEX SHARES FUNDS
FINANCIAL HIGHLIGHTS (continued)
Selected data for a share outstanding throughout each period

	SPDR Dow Jones Global Real Estate ETF					SPDR S&P International Consumer Discretionary Sector ETF					SPDR S&P International Consumer Staples Sector ETF
				For the					For the					For the
				Period					Period					Period
	Year Ended	Year Ended	Year Ended	5/7/08*-		Year Ended	Year Ended	Year Ended	7/16/08*-		Year Ended	Year Ended	Year Ended	7/16/08*-
	9/30/11	9/30/10	9/30/09	9/30/08		9/30/11	9/30/10	9/30/09	9/30/08		9/30/11	9/30/10	9/30/09	9/30/08

Net asset value, beginning of period	$36.00	$31.18	$39.33	$49.87		$26.90	$24.12	$22.37	$25.54		$29.80	$26.31	$25.80	$27.47

Income (loss) from investment operations:
Net investment income (loss)	1.16 (1)	1.11 (1)	1.19 (1)	0.56		0.47 (1)	0.41 (1)	0.43 (1)	0.12		0.88 (1)	0.69 (1)	0.57 (1)	0.13
Net realized and unrealized gain (loss) (2)	(2.00)	4.88	(8.23)	(10.80)		(1.79)	2.69	1.77	(3.26)		(0.37)	3.39	0.50	(1.69)

Total from investment operations	(0.84)	5.99	(7.04)	(10.24)		(1.32)	3.10	2.20	(3.14)		0.51	4.08	1.07	(1.56)

Net equalization credits and charges (1)	0.08	0.02	0.31	0.33		(0.03)	0.02	—	—		0.15	0.04	—	—

Distributions to shareholders from:
Net investment income	(2.66)	(1.19)	(1.42)	(0.63)		(0.50)	(0.34)	(0.45)	(0.03)		(0.86)	(0.63)	(0.56)	(0.11)

Net asset value, end of period	$32.58	$36.00	$31.18	$39.33		$25.05	$26.90	$24.12	$22.37		$29.60	$29.80	$26.31	$25.80

Total return (3)	(2.80)%	19.71%	(15.97)%	(19.89)%		(5.33)%	13.12%	10.38%	(12.29)%		2.08%	15.87%	4.48%	(5.70)%
Net assets, end of period (in 000’s)	$273,706	$140,388	$81,076	$15,731		$11,271	$18,833	$4,824	$4,475		$19,239	$14,900	$5,262	$5,160
Ratio of expenses to average net assets	0.50%	0.51%	0.50%	0.50	%(4)	0.50%	0.51%	0.50%	0.52	%(4)	0.51%	0.51%	0.50%	0.50	%(4)
Ratio of net investment income (loss) to average net assets	3.08%	3.42%	4.84%	3.97	%(4)	1.61%	1.67%	2.22%	1.88	%(4)	2.81%	2.50%	2.58%	2.17	%(4)
Portfolio turnover rate (5)	9%	7%	18%	4%		9%	11%	7%	1%		2%	5%	8%	9%

*	Commencement of operations
(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(4)	Annualized.
(5)	Portfolio Turnover rate excludes securities received or delivered from in kind processing of creations or redemptions.

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

SPDR INDEX SHARES FUNDS
FINANCIAL HIGHLIGHTS (continued)
Selected data for a share outstanding throughout each period

	SPDR S&P International Energy Sector ETF					SPDR S&P International Financial Sector ETF					SPDR S&P International Health Care Sector ETF
				For the					For the						For the
				Period					Period						Period
	Year Ended	Year Ended	Year Ended	7/16/08*-		Year Ended	Year Ended	Year Ended	7/16/08*-		Year Ended	Year Ended	Year Ended		7/16/08*-
	9/30/11	9/30/10	9/30/09	9/30/08		9/30/11	9/30/10	9/30/09	9/30/08		9/30/11	9/30/10	9/30/09		9/30/08

Net asset value, beginning of period	$24.52	$25.48	$25.07	$31.62		$19.60	$21.39	$21.48	$24.52		$29.46	$28.50	$28.38		$31.23

Income (loss) from investment operations:
Net investment income (loss)	0.70 (1)	0.65 (1)	0.76 (1)	0.16		0.69 (1)	0.55 (1)	0.46 (1)	0.10		0.74 (1)	0.64 (1)	0.57	(1)	0.11
Net realized and unrealized gain (loss) (2)	(2.10)	(1.01)	0.34	(6.57)		(4.09)	(1.83)	(0.11)	(3.05)		0.04	0.96	0.11		(2.91)

Total from investment operations	(1.40)	(0.36)	1.10	(6.41)		(3.40)	(1.28)	0.35	(2.95)		0.78	1.60	0.68		(2.80)

Net equalization credits and charges (1)	0.00 (3)	0.04	0.04	—		(0.01)	0.04	0.01	—		0.05	(0.01)	—		—

Distributions to shareholders from:
Net investment income	(0.66)	(0.64)	(0.72)	(0.14)		(0.72)	(0.55)	(0.45)	(0.09)		(0.74)	(0.63)	(0.56)		(0.05)
Return of capital	—	—	(0.01)	—		—	—	—	—		—	—	—		—

Total distributions	(0.66)	(0.64)	(0.73)	(0.14)		(0.72)	(0.55)	(0.45)	(0.09)		(0.74)	(0.63)	(0.56)		(0.05)

Net asset value, end of period	$22.46	$24.52	$25.48	$25.07		$15.47	$19.60	$21.39	$21.48		$29.55	$29.46	$28.50		$28.38

Total return (4)	(6.14)%	(1.18)%	5.09%	(20.28)%		(17.99)%	(5.60)%	2.35%	(12.03)%		2.69%	5.71%	2.78%		(8.97)%
Net assets, end of period (in 000’s)	$12,355	$12,259	$6,369	$5,014		$7,735	$8,821	$5,348	$4,295		$19,207	$10,310	$5,701		$5,676
Ratio of expenses to average net assets	0.51%	0.51%	0.50%	0.50	%(5)	0.51%	0.51%	0.50%	0.50	%(5)	0.50%	0.51%	0.50%		0.50	%(5)
Ratio of net investment income (loss) to average net assets	2.55%	2.63%	3.64%	3.03	%(5)	3.47%	2.85%	2.88%	2.03	%(5)	2.37%	2.25%	2.35%		1.67	%(5)
Portfolio turnover rate (6)	4%	11%	6%	1%		4%	6%	25%	0	%(7)	5%	29%	0	%(7)	18%

*	Commencement of operations
(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Amount is less than $0.005 per share.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(5)	Annualized.
(6)	Portfolio Turnover rate excludes securities received or delivered from in kind processing of creations or redemptions.
(7)	Amount shown represents less than 0.5%.

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

SPDR INDEX SHARES FUNDS
FINANCIAL HIGHLIGHTS (continued)
Selected data for a share outstanding throughout each period

	SPDR S&P International Industrial Sector ETF						SPDR S&P International Materials Sector ETF					SPDR S&P International Technology Sector ETF
					For the					For the					For the
					Period					Period					Period
	Year Ended		Year Ended	Year Ended	7/16/08*-		Year Ended	Year Ended	Year Ended	7/16/08*-		Year Ended	Year Ended	Year Ended	7/16/08*-
	9/30/11		9/30/10	9/30/09	9/30/08		9/30/11	9/30/10	9/30/09	9/30/08		9/30/11	9/30/10	9/30/09	9/30/08

Net asset value, beginning of period	$25.65		$23.26	$22.07	$27.47		$26.34	$23.05	$21.54	$31.52		$24.76	$24.58	$22.27	$27.77

Income (loss) from investment operations:
Net investment income (loss)	0.62	(1)	0.41 (1)	0.47 (1)	0.09		0.42 (1)	0.32 (1)	0.27 (1)	0.11		0.34 (1)	0.29 (1)	0.24 (1)	0.06
Net realized and unrealized gain (loss) (2)	(3.23)		2.27	1.25	(5.44)		(3.51)	3.25	1.41	(10.02)		(2.68)	0.14	2.32	(5.56)

Total from investment operations	(2.61)		2.68	1.72	(5.35)		(3.09)	3.57	1.68	(9.91)		(2.34)	0.43	2.56	(5.50)

Net equalization credits and charges (1)	(0.01)		0.06	—	—		(0.03)	(0.02)	0.15	—		— (3)	0.01	0.01	—

Distributions to shareholders from:
Net investment income	(0.57)		(0.35)	(0.53)	(0.05)		(0.39)	(0.26)	(0.32)	(0.07)		(0.33)	(0.25)	(0.26)	—
Net realized gains	—		—	—	—		—	—	—	—		(0.09)	(0.01)	—	—

Total distributions	(0.57)		(0.35)	(0.53)	(0.05)		(0.39)	(0.26)	(0.32)	(0.07)		(0.42)	(0.26)	(0.26)	—

Net asset value, end of period	$22.46		$25.65	$23.26	$22.07		$22.83	$26.34	$23.05	$21.54		$22.00	$24.76	$24.58	$22.27

Total return (4)	(10.62)%		11.94%	8.35%	(19.49)%		(12.12)%	15.53%	8.87%	(31.44)%		(9.74)%	1.86%	11.81%	(19.81)%
Net assets, end of period (in 000’s)	$20,211		$17,955	$4,653	$4,413		$19,403	$22,387	$9,221	$4,309		$18,702	$21,044	$11,062	$4,454
Ratio of expenses to average net assets	0.50%		0.52%	0.50%	0.50	%(5)	0.51%	0.52%	0.50%	0.50	%(5)	0.51%	0.52%	0.51%	0.50	%(5)
Ratio of net investment income (loss) to average net assets	2.22%		1.74%	2.59%	1.55	%(5)	1.42%	1.31%	1.47%	1.99	%(5)	1.27%	1.20%	1.23%	1.04	%(5)
Portfolio turnover rate (6)	0	%(7)	20%	3%	0	%(7)	1%	9%	7%	4%		1%	10%	5%	0	%(7)

*	Commencement of operations
(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Amount is less than $0.005 per share.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(5)	Annualized.
(6)	Portfolio Turnover rate excludes securities received or delivered from in kind processing of creations or redemptions.
(7)	Amount shown represents less than 0.5%.

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

SPDR INDEX SHARES FUNDS
FINANCIAL HIGHLIGHTS (continued)
Selected data for a share outstanding throughout each period

	SPDR S&P International Telecommunications Sector ETF						SPDR S&P International Utilities Sector ETF
					For the						For the
					Period						Period
	Year Ended		Year Ended	Year Ended	7/16/08*-		Year Ended		Year Ended	Year Ended	7/16/08*-
	9/30/11		9/30/10	9/30/09	9/30/08		9/30/11		9/30/10	9/30/09	9/30/08

Net asset value, beginning of period	$24.30		$23.58	$22.71	$27.02		$20.55		$22.78	$24.95	$29.47

Income (loss) from investment operations:
Net investment income (loss)	1.22	(1)(2)	1.05 (1)	0.97 (1)	0.16		0.92	(1)(2)	0.82 (1)	0.86 (1)	0.37	(3)
Net realized and unrealized gain (loss) (4)	(1.54)		0.69	0.86	(4.33)		(3.20)		(2.43)	(2.19)	(4.45)

Total from investment operations	(0.32)		1.74	1.83	(4.17)		(2.28)		(1.61)	(1.33)	(4.08)

Net equalization credits and charges (1)	0.01		0.02	0.02	—		0.02		0.04	—	—

Distributions to shareholders from:
Net investment income	(1.34)		(1.04)	(0.98)	(0.14)		(0.91)		(0.66)	(0.81)	(0.44)
Net realized gains	—		—	—	—		—		—	(0.03)	—

Total distributions	(1.34)		(1.04)	(0.98)	(0.14)		(0.91)		(0.66)	(0.84)	(0.44)

Net asset value, end of period	$22.65		$24.30	$23.58	$22.71		$17.38		$20.55	$22.78	$24.95

Total return (5)	(1.66	)%(2)	8.09%	8.68%	(15.45)%		(11.45	)%(2)	(6.71)%	(4.96)%	(13.87)%
Net assets, end of period (in 000’s)	$12,458		$15,795	$9,432	$4,542		$9,561		$8,221	$4,557	$4,989
Ratio of expenses to average net assets	0.51%		0.52%	0.50%	0.50	%(6)	0.51%		0.52%	0.50%	0.50	%(6)
Ratio of net investment income (loss) to average net assets	4.84	%(2)	4.62%	4.76%	3.11	%(6)	4.49	%(2)	3.94%	4.23%	6.47	%(6)
Portfolio turnover rate (7)	8%		6%	5%	0	%(8)	2%		5%	7%	1%

*	Commencement of operations
(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Net investment income per share and the ratio of net investment income to average net assets reflects receipt of special dividends from portfolio holdings. The resulting increase to net investment income amounted to $0.09 per share and 0.34% of average net assets, and $0.08 per share and 0.39% of average net assets, respectively. If the special dividends were not received during the year ended September 30, 2011, the total return would have been (2.00)% and (11.75)%, respectively.
(3)	Net investment income per share reflects receipt of a special one time dividend from a portfolio holding. The effect of this dividend amounted to $0.31 per share.
(4)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(5)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(6)	Annualized.
(7)	Portfolio Turnover rate excludes securities received or delivered from in kind processing of creations or redemptions.
(8)	Amount shown represents less than 0.5%.

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2011

1.	Organization

SPDR Index Shares Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end investment management company that was organized as a Massachusetts business trust on February 14, 2002.

As of September 30, 2011, the Trust offered thirty-three (33) portfolios, each of which represents a separate series of beneficial interest in the Trust (each referred to as a “Fund” and collectively the “Funds”). The financial statements herein relate to the following Funds: SPDR STOXX Europe 50 ETF, SPDR EURO STOXX 50 ETF, SPDR S&P Emerging Asia Pacific ETF, SPDR S&P Russia ETF, SPDR S&P China ETF, SPDR S&P Emerging Markets ETF, SPDR S&P Emerging Markets Dividend ETF, SPDR S&P BRIC 40 ETF, SPDR S&P Emerging Europe ETF, SPDR S&P Emerging Latin America ETF, SPDR S&P Emerging Middle East & Africa ETF, SPDR S&P World ex-US ETF, SPDR S&P International Small Cap ETF, SPDR Dow Jones International Real Estate ETF, SPDR FTSE/Macquarie Global Infrastructure 100 ETF, SPDR S&P Global Natural Resources ETF, SPDR MSCI ACWI ex-US ETF, SPDR Russell/Nomura PRIME Japan ETF, SPDR Russell/Nomura Small Cap Japan ETF, SPDR S&P International Dividend ETF, SPDR S&P International Mid Cap ETF, SPDR S&P Emerging Markets Small Cap ETF, SPDR Dow Jones Global Real Estate ETF, SPDR S&P International Consumer Discretionary Sector ETF, SPDR S&P International Consumer Staples Sector ETF, SPDR S&P International Energy Sector ETF, SPDR S&P International Financial Sector ETF, SPDR S&P International Health Care Sector ETF, SPDR S&P International Industrial Sector ETF, SPDR S&P International Materials Sector ETF, SPDR S&P International Technology Sector ETF, SPDR S&P International Telecommunications Sector ETF and SPDR S&P International Utilities Sector ETF.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

Each Fund’s investments are exposed to risks, such as market risk. Due to the level of risk associated with certain investments it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect the amounts reported in the financial statements.

An investment in a Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. The value of each Fund’s shares will decline, more or less, in correlation with any decline in the value of the Fund’s benchmark index. The values of equity securities could decline generally or could underperform other investments. Generally, a Fund will not sell an equity security because the security’s issuer is in financial trouble, unless that security is removed from the Fund’s benchmark index.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. These financial statements are presented in United States dollars.

Security Valuation

The value of each Fund’s portfolio securities, including exchange-traded futures contracts, is based on the securities’ last sale price on local markets when available. Investments in open-end investment companies are valued at their net asset value each business day. If a security’s market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Board of Trustees of the

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2011

Trust (the “Board”) believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures. The Board has delegated the process of valuing securities for which market quotations are not readily available or do not otherwise accurately reflect the fair value of the security to the Pricing and Investment Committee (the “Committee”). The Committee, subject to oversight by the Board, may use fair value pricing in a variety of circumstances, including but not limited to, situations when trading in a security has been suspended or halted. Accordingly, a Fund’s net asset value may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be received on the sale of the security.

The Funds continue to follow the authoritative guidance for fair value measurements and the fair value option for financial assets and financial liabilities. The guidance for the fair value option for financial assets and financial liabilities provides funds the irrevocable option to measure many financial assets and liabilities at fair value with changes in fair value recognized in earnings. The guidance also establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The guidance establishes three levels of inputs that may be used to measure fair value:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including, but not limited to, quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Funds’ net assets are computed and that may materially affect the value of the Funds’ investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Funds’ benchmark index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Fund’s benchmark index. The inputs or methodology used for valuation are not necessarily an indication of the risks associated with investing in those investments. The type of inputs used to value each security is identified in the breakdown of the Funds’ investments by industry, which appears in the Portfolio Summary.

The following table summarizes the inputs used in valuing the Funds’ investments as of September 30, 2011:

		Level 2 —		Level 3 —
	Level 1 —	Other Significant		Significant
	Quoted	Observable		Unobservable
Fund	Prices	Inputs		Inputs	Total

SPDR STOXX Europe 50 ETF	$29,668,785	$—		$—	$29,668,785
SPDR EURO STOXX 50 ETF	117,736,660	—		—	117,736,660
SPDR S&P Emerging Asia Pacific ETF	542,459,786	1,849,781		—	544,309,567
SPDR S&P Russia ETF	45,871,904	—		—	45,871,904
SPDR S&P China ETF	742,334,908	—	*	—	742,334,908
SPDR S&P Emerging Markets ETF	161,482,051	35,841		—	161,517,892

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2011

		Level 2 —		Level 3 —
	Level 1 —	Other Significant		Significant
	Quoted	Observable		Unobservable
Fund	Prices	Inputs		Inputs		Total

SPDR S&P Emerging Markets Dividend ETF	$57,100,744	$—		$—		$57,100,744
SPDR S&P BRIC 40 ETF	431,868,728	—		—		431,868,728
SPDR S&P Emerging Europe ETF	121,073,900	—		—		121,073,900
SPDR S&P Emerging Latin America ETF	138,018,286	—		—		138,018,286
SPDR S&P Emerging Middle East & Africa ETF	110,431,159	—		—		110,431,159
SPDR S&P World ex-US ETF	132,039,201	—	*	—	**	132,039,201
SPDR S&P International Small Cap ETF	815,397,323	917,072		—		816,314,395
SPDR Dow Jones International Real Estate ETF	2,133,053,129	—	*	—		2,133,053,129
SPDR FTSE/Macquarie Global Infrastructure 100 ETF	40,583,239	—		—		40,583,239
SPDR S&P Global Natural Resources ETF	184,264,549	—		—	**	184,264,549
SPDR MSCI ACWI ex-US ETF	407,884,823	—		—		407,884,823
SPDR Russell/Nomura PRIME Japan ETF	19,018,886	27,500		—		19,046,386
SPDR Russell/Nomura Small Cap Japan ETF	122,152,726	227,502		—		122,380,228
SPDR S&P International Dividend ETF	541,630,806	—		—		541,630,806
SPDR S&P International Mid Cap ETF	42,047,427	—		—	**	42,047,427
SPDR S&P Emerging Markets Small Cap ETF	942,652,302	4,511,261		664,183		947,827,746
SPDR Dow Jones Global Real Estate ETF	302,656,614	—	*	—		302,656,614
SPDR S&P International Consumer Discretionary Sector ETF	11,241,740	—		—		11,241,740
SPDR S&P International Consumer Staples Sector ETF	19,127,571	—		—		19,127,571
SPDR S&P International Energy Sector ETF	12,304,304	—		—		12,304,304
SPDR S&P International Financial Sector ETF	7,693,253	—		—		7,693,253
SPDR S&P International Health Care Sector ETF	19,024,262	49,144		—		19,073,406
SPDR S&P International Industrial Sector ETF	19,870,767	—		—		19,870,767
SPDR S&P International Materials Sector ETF	19,254,836	5,658		—	**	19,260,494
SPDR S&P International Technology Sector ETF	18,613,056	20,440		—		18,633,496
SPDR S&P International Telecommunications Sector ETF	12,403,621	—		—		12,403,621
SPDR S&P International Utilities Sector ETF	9,512,915	—		—		9,512,915

*	Fund held Level 2 securities that were valued at $0 at September 30, 2011.
**	Fund held Level 3 securities that were valued at $0 at September 30, 2011.

		Level 2 —		Level 3 —
	Level 1 —	Other Significant		Significant
	Quoted	Observable		Unobservable
Fund — Other Financial Instruments	Prices	Inputs		Inputs	Total

SPDR S&P Emerging Markets ETF	$—	$132,631	*	$—	$132,631

*	Other Financial Instruments are derviative instruments not reflected in the Schedules of Investments, such as forward foreign currency contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

There were no material transfers between levels for the year end September 30, 2011.

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2011

In May 2011, the FASB issued ASU 2011-04, “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS (International Financial Reporting Standards)”. The ASU changes certain fair value measurement principles and disclosure requirements. The ASU is effective for annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU 2011-04 will have on the Funds’ financial statements and related disclosures.

Investment Income

Dividend income is recorded on the ex-dividend date, except for certain foreign dividends for which the Funds may not record until they receive notice of the dividend which could result in the Funds recording on pay date. Interest income is recorded on the accrual basis. The value of certain additional securities received as dividend payments is recorded as income and as an increase to the cost basis of such securities.

Expenses

Advisory fees and other expenses, which are directly identifiable to a specific Fund, are applied to that Fund. Trustees’ fees and other expenses which cannot be attributed to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds.

Equalization

Certain Funds follow the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisition of Fund shares. Amounts related to Equalization can be found on the Statements of Changes.

Effective February 23, 2010, SPDR S&P Emerging Asia Pacific ETF, SPDR S&P Russia ETF, SPDR S&P China ETF, SPDR S&P Emerging Markets ETF, SPDR S&P BRIC 40 ETF, SPDR S&P Emerging Europe ETF, SPDR S&P Emerging Latin America ETF, SPDR S&P Emerging Middle East & Africa ETF, SPDR S&P World ex-US ETF, SPDR S&P International Small Cap ETF, SPDR FTSE/Macquarie Global Infrastructure 100 ETF, SPDR MSCI ACWI ex-US ETF, SPDR Russell/Nomura PRIME Japan ETF, SPDR Russell/Nomura Small Cap Japan ETF, SPDR S&P International Mid Cap ETF and SPDR S&P Emerging Markets Small Cap ETF no longer utilized equalization.

Investment Transactions

Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities and foreign exchange transactions are recorded on the identified cost basis. Corporate actions (including cash dividends) are recorded net of foreign tax withholdings on the ex-dividend date.

Foreign Currency Translation and Foreign Investments

The accounting records of the Funds are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of transactions. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments and foreign currency transactions on the Statements of Operations. Net gains and losses on foreign currency transactions include disposition of foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2011

revaluation of currencies and the risk of expropriation. Moreover, the markets for securities of many foreign companies and foreign governments may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

Some foreign markets in which the Funds invest are considered emerging markets. Investment in these emerging markets subjects a Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, higher levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more governmental limitations on foreign investment policy than those typically found in a developed market.

Futures

SPDR S&P Emerging Asia Pacific ETF, SPDR S&P Emerging Markets ETF and SPDR S&P Emerging Markets Small Cap ETF used futures contracts during the period to meet each Fund’s objectives. Each Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on analysis of various risk factors, and if the strategies for investment do not work as intended, each Fund may not achieve its objectives.

Equity risk relates to change in value of equity securities such as common stocks due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, or adverse investor sentiment. Equity securities generally have greater price volatility than fixed income securities.

Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity at a specified future time and at a specified price. Stock index futures contracts are settled periodically with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

Futures traders are required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, a Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

Each Fund may use exchange-traded futures, together with positions in cash and money market instruments, to simulate full investment in its underlying benchmark index. Under such circumstances, the Adviser (as defined in Note 3) may seek to utilize other instruments that it believes to be correlated to the underlying index components or a subset of the components.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized in the Statements of Assets and Liabilities.

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2011

A summary of the open future contracts as of September 30, 2011 is included in a table following the Fund’s Schedule of Investments.

The following tables summarize the value of the Fund’s derivative instruments as of September 30, 2011 and the related location in the accompanying Statements of Assets and Liabilities and Statement of Operations, presented by primary underlying risk exposure:

Asset Derivatives
		Interest	Foreign
		Rate	Exchange	Credit	Equity	Commodity	Other
		Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
		Risk	Risk	Risk	Risk	Risk	Risk	Total

SPDR S&P Emerging Markets ETF (a)	Futures Contract	$—	$—	$—	$133,327	$—	$—	$133,327

(a)	Receivable from broker-variation margin on open end Futures Contracts.

		Realized Gain (Loss)
		Interest	Foreign
		Rate	Exchange	Credit	Equity	Commodity	Other
		Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
		Risk	Risk	Risk	Risk	Risk	Risk	Total

SPDR S&P Emerging Asia Pacific ETF (a)	Futures Contract	$—	$—	$—	$(49,330)	$—	$—	$(49,330)
SPDR S&P Emerging Markets ETF (a)	Futures Contract	—	—	—	(241,935)	—	—	(241,935)
SPDR S&P Emerging Markets Small Cap ETF (a)	Futures Contract	—	—	—	154,790	—	—	154,790

(a)	Net realized gain on Futures.

Change In Appreciation (Depreciation)
		Interest	Foreign
		Rate	Exchange	Credit	Equity	Commodity	Other
		Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
		Risk	Risk	Risk	Risk	Risk	Risk	Total

SPDR S&P Emerging Asia Pacific ETF (a)	Futures Contract	$—	$—	$—	$—	$—	$—	$—
SPDR S&P Emerging Markets ETF (a)	Futures Contract	—	—	—	74,177	—	—	74,177
SPDR S&P Emerging Markets Small Cap ETF (a)	Futures Contract	—	—	—	(86,785)	—	—	(86,785)

(a)	Net change in unrealized appreciation (depreciation) on Futures.

The volume of derivatives held at year end is indicative of the volume held throughout the year.

Federal Income Tax

The Funds have qualified and intend to continue to qualify for and elect treatment as “regulated investment companies” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying and electing, each Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. In addition, by distributing during each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to federal excise tax. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2011

U.S. generally accepted accounting principles. These book-tax differences are primarily due to differing treatments for tax equalization, in-kind transactions, foreign currencies, losses deferred due to wash sales and the realization of unrealized gains on investments in passive foreign investment companies.

Additionally, based on the Funds’ understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which the applicable Funds invest, the Funds will provide for foreign taxes and, where appropriate, deferred foreign taxes.

Accounting Standards Codification 740, Income Taxes (“ASC 740”) established financial accounting and disclosure requirements for recognition and measurement of tax positions taken, and whether those tax positions are more likely than not to be sustained upon examination by the applicable taxing authority based on the technical merits of the position. The Funds have not recognized any liabilities for unrecognized tax benefits, related to the current year or prior years impacting the NAVs of the Funds. The Funds may be subject to potential examinations by certain taxing authorities for all open tax years (the current and prior years, as applicable). Any potential tax liability is also subject to ongoing interpretation of laws by taxing authorities. The tax treatment of the Funds’ investments may change over time based on factors including, but not limited to new tax laws, regulations, and interpretations thereof.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely. Rules in effect previously limit the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

For the year ended September 30, 2011, the following Funds reclassified non-taxable security gains and losses realized on the in-kind redemption of Creation Units (Note 4) as an increase or decrease to paid in capital in the Statements of Assets and Liabilities as follows:

Net Gain (Loss)
Reclassified to
Paid in Capital

SPDR STOXX Europe 50 ETF	$(923,967)
SPDR EURO STOXX 50 ETF	2,871,222
SPDR S&P Emerging Asia Pacific ETF	18,725,664
SPDR S&P Russia ETF	(2,544,553)
SPDR S&P China ETF	34,156,881
SPDR S&P Emerging Markets ETF	12,399,670
SPDR S&P Emerging Markets Dividend ETF	(44,090)
SPDR S&P BRIC 40 ETF	14,795,500
SPDR S&P Emerging Europe ETF	12,222,790
SPDR S&P Emerging Latin America ETF	7,235,089
SPDR S&P Emerging Middle East & Africa ETF	11,356,509
SPDR S&P World ex-US ETF	—
SPDR S&P International Small Cap ETF	7,072,453
SPDR Dow Jones International Real Estate ETF	5,625,451
SPDR FTSE/Macquarie Global Infrastructure 100 ETF	(3,137,582)
SPDR S&P Global Natural Resources ETF	—
SPDR MSCI ACWI ex-US ETF	7,260,323
SPDR Russell/Nomura PRIME Japan ETF	(1,800,172)
SPDR Russell/Nomura Small Cap Japan ETF	7,217,337
SPDR S&P International Dividend ETF	173,843

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2011

Net Gain (Loss)
Reclassified to
Paid in Capital

SPDR S&P International Mid Cap ETF	$—
SPDR S&P Emerging Markets Small Cap ETF	25,250,162
SPDR Dow Jones Global Real Estate ETF	4,277,903
SPDR S&P International Consumer Discretionary Sector ETF	2,003,405
SPDR S&P International Consumer Staples Sector ETF	1,240,729
SPDR S&P International Energy Sector ETF	326,936
SPDR S&P International Financial Sector ETF	146,013
SPDR S&P International Health Care Sector ETF	265,690
SPDR S&P International Industrial Sector ETF	2,646,451
SPDR S&P International Materials Sector ETF	3,886,165
SPDR S&P International Technology Sector ETF	262,164
SPDR S&P International Telecommunications Sector ETF	940,658
SPDR S&P International Utilities Sector ETF	97,907

At September 30, 2011, the Funds had capital loss carryforwards which may be utilized to offset any net realized capital gains expiring September 30:

	2012	2013	2014	2015	2016	2017	2018	2019

SPDR STOXX Europe 50 ETF	$—	$—	$—	$—	$—	$(5,783,115)	$(6,195,941)	$(2,032,222)
SPDR EURO STOXX 50 ETF	—	—	—	—	—	(6,389,360)	(14,945,357)	(8,709,645)
SPDR S&P Emerging Asia Pacific ETF	—	—	—	—	—	—	—	—
SPDR S&P Russia ETF	—	—	—	—	—	—	—	—
SPDR S&P China ETF	—	—	—	—	—	(2,685,375)	(3,455,043)	(20,718,358)
SPDR S&P Emerging Markets ETF	—	—	—	—	—	—	—	—
SPDR S&P Emerging Markets Dividend ETF	—	—	—	—	—	—	—	—
SPDR S&P BRIC 40 ETF	—	—	—	—	—	(399,946)	(37,661,979)	(9,992,324)
SPDR S&P Emerging Europe ETF	—	—	—	—	—	(5,912,354)	(8,992,073)	(9,348,438)
SPDR S&P Emerging Latin America ETF	—	—	—	—	—	(3,111,522)	(3,011,912)	(2,259,986)
SPDR S&P Emerging Middle East & Africa ETF	—	—	—	—	—	(1,967,866)	(10,818,456)	(1,720,229)
SPDR S&P World ex-US ETF	—	—	—	—	—	—	(2,423,513)	—
SPDR S&P International Small Cap ETF	—	—	—	—	—	—	—	—
SPDR Dow Jones International Real Estate ETF	—	—	—	—	(2,568,760)	(37,378,612)	(162,058,595)	(64,649,806)
SPDR FTSE/Macquarie Global Infrastructure 100 ETF	—	—	—	—	—	(246,762)	(3,044,553)	(1,744,492)
SPDR S&P Global Natural Resources ETF	—	—	—	—	—	—	—	—
SPDR MSCI ACWI ex-US ETF	—	—	—	—	—	(2,856,017)	(36,957,682)	(2,453,209)
SPDR Russell/Nomura PRIME Japan ETF	—	—	—	—	—	(367,543)	(574,285)	(91,148)
SPDR Russell/Nomura Small Cap Japan ETF	—	—	—	—	—	(1,997,862)	(3,384,327)	(20,536)
SPDR S&P International Dividend ETF	—	—	—	—	—	—	(13,759,514)	—
SPDR S&P International Mid Cap ETF	—	—	—	—	—	—	—	—
SPDR S&P Emerging Markets Small Cap ETF	—	—	—	—	—	—	—	—
SPDR Dow Jones Global Real Estate ETF	—	—	—	—	—	(103,944)	(4,030,131)	(1,089,711)
SPDR S&P International Consumer Discretionary Sector ETF	—	—	—	—	—	—	—	—
SPDR S&P International Consumer Staples Sector ETF	—	—	—	—	—	(7)	(96,735)	(3,931)

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2011

	2012	2013	2014	2015	2016	2017	2018	2019

SPDR S&P International Energy Sector ETF	$—	$—	$—	$—	$—	$(4,624)	$(119,106)	$(316,377)
SPDR S&P International Financial Sector ETF	—	—	—	—	—	(39,777)	(563,054)	(43,972)
SPDR S&P International Health Care Sector ETF	—	—	—	—	—	(64,517)	(3,109)	(41,551)
SPDR S&P International Industrial Sector ETF	—	—	—	—	—	(4,087)	(41,800)	(85,376)
SPDR S&P International Materials Sector ETF	—	—	—	—	—	(65,728)	(154,398)	(205,070)
SPDR S&P International Technology Sector ETF	—	—	—	—	—	—	—	(5,746)
SPDR S&P International Telecommunications Sector ETF	—	—	—	—	—	(2,618)	(97,364)	(213,502)
SPDR S&P International Utilities Sector ETF	—	—	—	—	—	(16,137)	(130,798)	(182,287)

At September 30, 2011, SPDR S&P Emerging Markets Dividend ETF had capital loss carryforwards that are short term and will not expire of ($362,314).

During the tax year ended September 30, 2011, the Funds utilized/expired capital loss carryforwards in the following amounts:

	Amount Utilized	Amount Expired

SPDR S&P Emerging Asia Pacific ETF	$3,291,630	$—
SPDR S&P World ex-US ETF	471,621	—
SPDR S&P International Small Cap ETF	14,705,602	—
SPDR S&P International Dividend ETF	6,422,786	—
SPDR S&P International Consumer Discretionary Sector ETF	19,705	—

Under current tax laws, capital and Passive Foreign Investment Company losses realized after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. The Funds incurred the following losses during the period November 1, 2010 through September 30, 2011 that are deferred for tax purposes until fiscal 2012:

Deferred Losses

SPDR STOXX Europe 50 ETF	$(4,660,893)
SPDR EURO STOXX 50 ETF	(9,828,366)
SPDR S&P Emerging Asia Pacific ETF	—
SPDR S&P Russia ETF	(455,086)
SPDR S&P China ETF	(4,297,703)
SPDR S&P Emerging Markets ETF	—
SPDR S&P Emerging Markets Dividend ETF	—
SPDR S&P BRIC 40 ETF	(15,032,769)
SPDR S&P Emerging Europe ETF	(2,324,525)
SPDR S&P Emerging Latin America ETF	(2,722,344)
SPDR S&P Emerging Middle East & Africa ETF	(3,253,594)
SPDR S&P World ex-US ETF	—
SPDR S&P International Small Cap ETF	—
SPDR Dow Jones International Real Estate ETF	(119,908,870)
SPDR FTSE/Macquarie Global Infrastructure 100 ETF	(1,282,309)
SPDR S&P Global Natural Resources ETF	(4,448,744)
SPDR MSCI ACWI ex-US ETF	(2,054,754)
SPDR Russell/Nomura PRIME Japan ETF	(59,274)
SPDR Russell/Nomura Small Cap Japan ETF	(1,300,627)

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2011

Deferred Losses

SPDR S&P International Dividend ETF	$—
SPDR S&P International Mid Cap ETF	—
SPDR S&P Emerging Markets Small Cap ETF	—
SPDR Dow Jones Global Real Estate ETF	(2,997,296)
SPDR S&P International Consumer Discretionary Sector ETF	(153,740)
SPDR S&P International Consumer Staples Sector ETF	(44,066)
SPDR S&P International Energy Sector ETF	(53,267)
SPDR S&P International Financial Sector ETF	(229,048)
SPDR S&P International Health Care Sector ETF	(70,252)
SPDR S&P International Industrial Sector ETF	(13,188)
SPDR S&P International Materials Sector ETF	—
SPDR S&P International Technology Sector ETF	(33,341)
SPDR S&P International Telecommunications Sector ETF	(133,594)
SPDR S&P International Utilities Sector ETF	(57,591)

For the year ended September 30, 2011, there were no significant differences between the book basis and the tax basis character of distributions to shareholders.

The tax character of distributions paid during the year ended September 30, 2011 was as follows:

	Ordinary	Long-Term	Tax Return
	Income	Capital Gains	of Capital

SPDR STOXX Europe 50 ETF	$1,722,185	$—	$—
SPDR EURO STOXX 50 ETF	6,825,929	—	—
SPDR S&P Emerging Asia Pacific ETF	11,323,304	23,251,099	—
SPDR S&P Russia ETF	683,138	—	—
SPDR S&P China ETF	12,717,627	—	—
SPDR S&P Emerging Markets ETF	4,745,315	760,006	—
SPDR S&P Emerging Markets Dividend ETF	1,145,654	—	369,715
SPDR S&P BRIC 40 ETF	9,949,352	—	—
SPDR S&P Emerging Europe ETF	3,314,025	—	—
SPDR S&P Emerging Latin America ETF	4,376,380	—	—
SPDR S&P Emerging Middle East & Africa ETF	3,403,851	—	—
SPDR S&P World ex-US ETF	3,469,047	—	—
SPDR S&P International Small Cap ETF	17,128,845	—	—
SPDR Dow Jones International Real Estate ETF	143,046,493	—	—
SPDR FTSE/Macquarie Global Infrastructure 100 ETF	1,879,120	—	—
SPDR S&P Global Natural Resources ETF	1,451,147	—	—
SPDR MSCI ACWI ex-US ETF	11,384,970	—	—
SPDR Russell/Nomura PRIME Japan ETF	251,121	—	—
SPDR Russell/Nomura Small Cap Japan ETF	1,442,652	—	—
SPDR S&P International Dividend ETF	29,270,143	—	—
SPDR S&P International Mid Cap ETF	1,360,464	181,307	—
SPDR S&P Emerging Markets Small Cap ETF	31,183,329	5,954,807	—
SPDR Dow Jones Global Real Estate ETF	14,119,218	—	—

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2011

	Ordinary	Long-Term	Tax Return
	Income	Capital Gains	of Capital

SPDR S&P International Consumer Discretionary Sector ETF	$293,003	$—	$—
SPDR S&P International Consumer Staples Sector ETF	500,869	—	—
SPDR S&P International Energy Sector ETF	385,397	—	—
SPDR S&P International Financial Sector ETF	269,250	—	—
SPDR S&P International Health Care Sector ETF	335,264	—	—
SPDR S&P International Industrial Sector ETF	541,188	—	—
SPDR S&P International Materials Sector ETF	443,679	—	—
SPDR S&P International Technology Sector ETF	397,839	—	—
SPDR S&P International Telecommunications Sector ETF	615,543	—	—
SPDR S&P International Utilities Sector ETF	365,549	—	—

The tax character of distributions paid during the year ended September 30, 2010 was as follows:

	Ordinary	Long-Term	Tax Return of
	Income	Capital Gains	Capital

SPDR STOXX Europe 50 ETF	$1,567,926	$—	$—
SPDR EURO STOXX 50 ETF	5,287,503	—	—
SPDR S&P Emerging Asia Pacific ETF	6,011,211	—	—
SPDR S&P Russia ETF	28,424	—	—
SPDR S&P China ETF	6,488,711	—	—
SPDR S&P Emerging Markets ETF	1,886,519	—	—
SPDR S&P Emerging Markets Dividend ETF	—	—	—
SPDR S&P BRIC 40 ETF	6,217,019	—	—
SPDR S&P Emerging Europe ETF	1,812,115	—	—
SPDR S&P Emerging Latin America ETF	2,998,406	—	—
SPDR S&P Emerging Middle East & Africa ETF	2,572,981	—	—
SPDR S&P World ex-US ETF	2,124,908	—	—
SPDR S&P International Small Cap ETF	9,113,629	—	—
SPDR Dow Jones International Real Estate ETF	40,086,120	—	—
SPDR FTSE/Macquarie Global Infrastructure 100 ETF	2,412,780	—	—
SPDR S&P Global Natural Resources ETF	—	—	—
SPDR MSCI ACWI ex-US ETF	8,267,313	—	—
SPDR Russell/Nomura PRIME Japan ETF	212,633	—	—
SPDR Russell/Nomura Small Cap Japan ETF	1,212,446	—	—
SPDR S&P International Dividend ETF	8,988,445	—	—
SPDR S&P International Mid Cap ETF	960,852	—	—
SPDR S&P Emerging Markets Small Cap ETF	2,758,074	13,889	—
SPDR Dow Jones Global Real Estate ETF	4,128,948	—	—
SPDR S&P International Consumer Discretionary Sector ETF	112,931	—	—
SPDR S&P International Consumer Staples Sector ETF	206,090	—	—
SPDR S&P International Energy Sector ETF	265,577	—	—
SPDR S&P International Financial Sector ETF	274,396	—	—
SPDR S&P International Health Care Sector ETF	132,165	—	—

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2011

	Ordinary	Long-Term	Tax Return of
	Income	Capital Gains	Capital

SPDR S&P International Industrial Sector ETF	$145,223	$—	$—
SPDR S&P International Materials Sector ETF	179,753	—	—
SPDR S&P International Technology Sector ETF	209,032	—	—
SPDR S&P International Telecommunications Sector ETF	624,359	—	—
SPDR S&P International Utilities Sector ETF	284,890	—	—

For the year ended September 30, 2011, there were no significant differences between the book basis and the tax basis of components of net assets other than differences in the net unrealized appreciation (depreciation) in the value of investments attributable to the tax deferral of losses on wash sales, the cumulative return of capital payment, PFICs (Passive Foreign Investment Companies), redemptions in-kind, dividend payables and the deferral of post-October losses.

As of September 30, 2011, the components of distributable earnings on a tax basis were as follows:

	Undistributed
	Ordinary	Undistributed	Net Unrealized
	Income	Long-Term	Appreciation
		Capital Gains	(Depreciation)

SPDR STOXX Europe 50 ETF	$78,842	$—	$(16,170,486)
SPDR EURO STOXX 50 ETF	50,438	—	(98,081,492)
SPDR S&P Emerging Asia Pacific ETF	8,459,753	6,446,969	(57,379,955)
SPDR S&P Russia ETF	611,328	—	(14,168,562)
SPDR S&P China ETF	2,818,514	—	(131,009,800)
SPDR S&P Emerging Markets ETF	1,752,876	1,642,436	(25,018,096)
SPDR S&P Emerging Markets Dividend ETF	—	—	(8,598,703)
SPDR S&P BRIC 40 ETF	2,801,400	—	(68,904,641)
SPDR S&P Emerging Europe ETF	1,926,713	—	(50,339,222)
SPDR S&P Emerging Latin America ETF	1,197,119	—	(37,783,072)
SPDR S&P Emerging Middle East & Africa ETF	2,082,540	—	(20,722,148)
SPDR S&P World ex-US ETF	1,127,406	—	(8,652,603)
SPDR S&P International Small Cap ETF	10,843,854	5,534,731	(151,141,063)
SPDR Dow Jones International Real Estate ETF	—	—	(392,392,684)
SPDR FTSE/Macquarie Global Infrastructure 100 ETF	472,624	—	(17,806,625)
SPDR S&P Global Natural Resources ETF	966,392	—	(43,313,872)
SPDR MSCI ACWI ex-US ETF	3,740,912	—	(95,670,820)
SPDR Russell/Nomura PRIME Japan ETF	142,920	—	(3,096,942)
SPDR Russell/Nomura Small Cap Japan ETF	833,099	—	(13,144,986)
SPDR S&P International Dividend ETF	—	—	(106,080,984)
SPDR S&P International Mid Cap ETF	1,007,252	637,971	(3,059,730)
SPDR S&P Emerging Markets Small Cap ETF	20,549,298	19,469,518	(273,636,284)
SPDR Dow Jones Global Real Estate ETF	—	—	(9,891,307)
SPDR S&P International Consumer Discretionary Sector ETF	127,624	—	(1,303,747)
SPDR S&P International Consumer Staples Sector ETF	—	—	(775,090)
SPDR S&P International Energy Sector ETF	26,174	—	(2,941,542)
SPDR S&P International Financial Sector ETF	22,752	—	(2,348,653)

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2011

	Undistributed
	Ordinary	Undistributed	Net Unrealized
	Income	Long-Term	Appreciation
		Capital Gains	(Depreciation)

SPDR S&P International Health Care Sector ETF	$76,234	$—	$(737,632)
SPDR S&P International Industrial Sector ETF	116,411	—	(4,869,182)
SPDR S&P International Materials Sector ETF	123,874	—	(6,416,129)
SPDR S&P International Technology Sector ETF	34,932	—	(3,161,094)
SPDR S&P International Telecommunications Sector ETF	—	—	(1,679,383)
SPDR S&P International Utilities Sector ETF	15,005	—	(3,247,956)

Distributions

Each Fund declares and distributes dividends from net investment income, if any, to its shareholders quarterly for SPDR STOXX Europe 50 ETF, SPDR EURO STOXX 50 ETF, SPDR S&P Emerging Markets Dividend ETF, SPDR Dow Jones International Real Estate ETF, SPDR S&P International Dividend ETF, SPDR Dow Jones Global Real Estate ETF, SPDR S&P International Consumer Discretionary Sector ETF, SPDR S&P International Consumer Staples Sector ETF, SPDR S&P International Energy Sector ETF, SPDR S&P International Financial Sector ETF, SPDR S&P International Health Care Sector ETF, SPDR S&P International Industrial Sector ETF, SPDR S&P International Materials Sector ETF, SPDR S&P International Technology Sector ETF, SPDR S&P International Telecommunications Sector ETF and SPDR S&P International Utilities Sector ETF. The following Funds distribute net investment income semi-annually: SPDR S&P Emerging Asia Pacific ETF, SPDR S&P Russia ETF, SPDR S&P China ETF, SPDR S&P Emerging Markets ETF, SPDR S&P BRIC 40 ETF, SPDR S&P Emerging Europe ETF, SPDR S&P Emerging Latin America ETF, SPDR S&P Emerging Middle East & Africa ETF, SPDR S&P World ex-US ETF, SPDR S&P International Small Cap ETF, SPDR FTSE/Macquarie Global Infrastructure 100 ETF, SPDR S&P Global Natural Resources ETF, SPDR MSCI ACWI ex-US ETF, SPDR Russell/Nomura PRIME Japan ETF, SPDR Russell/Nomura Small Cap Japan ETF, SPDR S&P International Mid Cap ETF and SPDR S&P Emerging Markets Small Cap ETF. The Trust declares and distributes net realized capital gains, if any, at least annually. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

Effective October 30, 2009, the Trust’s Dividend Reinvestment Service is no longer available. Broker-dealers, at their own discretion, may offer a dividend reinvestment service under which additional shares of the Fund(s) are purchased in the secondary market at current market prices. Investors should consult their broker-dealer for further information regarding any dividend reinvestment service offered by such broker-dealer.

Subsequent Events

Events or transactions occuring after year end through the date the financial statements were issued have been evaluated by management in the preparation of the financial statements and no items were noted requiring additional disclosure or adjustment.

3.	Related Party Fees and Transactions

Advisory Fee

The Trust, on behalf of each Fund has entered into an Investment Advisory Agreement with SSgA Funds Management, Inc. (the “Adviser” or “SSgA FM”). As compensation for the services rendered, facilities furnished, and

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2011

expenses borne by the Adviser, each Fund pays the Adviser a fee accrued daily and paid quarterly, based on a percentage of each Fund’s average daily net assets as shown in the following table:

Annual Rate

SPDR STOXX Europe 50 ETF	0.29%
SPDR EURO STOXX 50 ETF	0.29
SPDR S&P Emerging Asia Pacific ETF	0.59
SPDR S&P Russia ETF	0.59
SPDR S&P China ETF	0.59
SPDR S&P Emerging Markets ETF	0.59
SPDR S&P Emerging Markets Dividend ETF	0.59
SPDR S&P BRIC 40 ETF	0.50
SPDR S&P Emerging Europe ETF	0.59
SPDR S&P Emerging Latin America ETF	0.59
SPDR S&P Emerging Middle East & Africa ETF	0.59
SPDR S&P World ex-US ETF	0.34
SPDR S&P International Small Cap ETF	0.59
SPDR Dow Jones International Real Estate ETF	0.59
SPDR FTSE/Macquarie Global Infrastructure 100 ETF	0.59
SPDR S&P Global Natural Resources ETF	0.40
SPDR MSCI ACWI ex-US ETF	0.34
SPDR Russell/Nomura PRIME Japan ETF	0.50
SPDR Russell/Nomura Small Cap Japan ETF	0.55
SPDR S&P International Dividend ETF	0.45
SPDR S&P International Mid Cap ETF	0.45
SPDR S&P Emerging Markets Small Cap ETF	0.65
SPDR Dow Jones Global Real Estate ETF	0.50
SPDR S&P International Consumer Discretionary Sector ETF	0.50
SPDR S&P International Consumer Staples Sector ETF	0.50
SPDR S&P International Energy Sector ETF	0.50
SPDR S&P International Financial Sector ETF	0.50
SPDR S&P International Health Care Sector ETF	0.50
SPDR S&P International Industrial Sector ETF	0.50
SPDR S&P International Materials Sector ETF	0.50
SPDR S&P International Technology Sector ETF	0.50
SPDR S&P International Telecommunications Sector ETF	0.50
SPDR S&P International Utilities Sector ETF	0.50

The Adviser pays all operating expenses of each Fund other than the advisory fee, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee’s counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses.

The Tuckerman Group, LLC, an affiliate of the Adviser, receives fees for its services as the sub-adviser to the SPDR Dow Jones International Real Estate ETF and the SPDR Dow Jones Global Real Estate ETF from the Adviser.

State Street Bank and Trust Company (“State Street”), an affiliate of the Adviser, receives fees for its services as Custodian, Administrator and Transfer Agent from the Adviser.

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2011

State Street also acts as the securities lending agent for the Funds and receives a portion of any lending income. In addition, cash collateral from lending activities is invested in the State Street Navigator Securities Lending Prime Portfolio (“Prime Portfolio”) for which SSgA FM serves as the investment adviser. Prime Portfolio is a series of State Street Navigator Securities Lending Trust, a registered investment company under the 1940 Act, and operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. See Note 8 for additional information regarding securities lending.

For the year ended September 30, 2011, State Street earned securities lending agent fees from the following Funds:

Securities Lending
Agent Fees

SPDR STOXX Europe 50 ETF	$5,671
SPDR EURO STOXX 50 ETF	49,021
SPDR S&P Emerging Asia Pacific ETF	44,479
SPDR S&P Russia ETF	263
SPDR S&P China ETF	138,182
SPDR S&P Emerging Markets ETF	13,776
SPDR S&P Emerging Markets Dividend ETF	786
SPDR S&P BRIC 40 ETF	16,268
SPDR S&P Emerging Europe ETF	10,005
SPDR S&P Emerging Latin America ETF	16,222
SPDR S&P Emerging Middle East & Africa ETF	3,842
SPDR S&P World ex-US ETF	18,324
SPDR S&P International Small Cap ETF	131,975
SPDR Dow Jones International Real Estate ETF	123,553
SPDR FTSE/Macquarie Global Infrastructure 100 ETF	8,177
SPDR S&P Global Natural Resources ETF	6,544
SPDR MSCI ACWI ex-US ETF	56,054
SPDR Russell/Nomura PRIME Japan ETF	693
SPDR Russell/Nomura Small Cap Japan ETF	12,645
SPDR S&P International Dividend ETF	154,438
SPDR S&P International Mid Cap ETF	6,260
SPDR S&P Emerging Markets Small Cap ETF	91,361
SPDR Dow Jones Global Real Estate ETF	18,738
SPDR S&P International Consumer Discretionary Sector ETF	1
SPDR S&P International Consumer Staples Sector ETF	1
SPDR S&P International Energy Sector ETF	1
SPDR S&P International Financial Sector ETF	46
SPDR S&P International Health Care Sector ETF	3
SPDR S&P International Industrial Sector ETF	85
SPDR S&P International Materials Sector ETF	48
SPDR S&P International Technology Sector ETF	123
SPDR S&P International Telecommunications Sector ETF	43
SPDR S&P International Utilities Sector ETF	14

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2011

Distributor

State Street Global Markets, LLC (the “Distributor”), an affiliate of the Adviser, acts as the principal underwriter of each Fund pursuant to a principal underwriting contract with the Trust. The Distributor may enter into agreements with other broker-dealers (affiliated and non-affiliated) and other financial institutions to authorize them to sell Shares.

The Distributor has established an assisted trading program to aid Authorized Participants in certain creation and redemption activity for which the Distributor receives commissions from Authorized Participants. In addition, the Distributor receives compensation from State Street associated with on-line creation and redemption activity of Authorized Participants.

Trustees’ Fees

The Trust and SPDR Series Trust (“Series Trust”) pay, in the aggregate, each Independent Trustee an annual fee of $132,500 plus $7,500 per in-person meeting attended and $1,250 for each telephonic or video conference meeting attended. The Chairman of the Board receives an additional annual fee of $37,500 and the Chairman of the Audit Committee receives an additional annual fee of $15,000. The Trust also reimburses each Independent Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings and in connection with attending industry seminars and meetings. Trustee fees are allocated between the Trust and SIS Trust and each of their respective series in such a manner as deemed equitable, taking into consideration the relative net assets of the series.

Transactions with Affiliates

Each Fund may invest in certain money market funds managed by the Adviser, including the State Street Institutional Liquid Reserves Fund-Institutional Class (“Liquid Reserves Fund”), a series of State Street Institutional Investment Trust. The Liquid Reserves Fund is a feeder fund in a master/feeder fund structure that invests substantially all of its assets in the State Street Money Market Portfolio (“Master Portfolio”). The Liquid Reserves Fund does not pay an investment advisory fee to the Adviser, but the Master Portfolio in which it invests pays an investment advisory fee to the Adviser. The Liquid Reserves Fund intends to declare dividends on shares from net investment income daily and pay them as of the last business day of each month. All income distributions earned by the Funds from affiliated money market funds are recorded as dividend income on securities of affiliated issuers in the accompanying Statements of Operations. In addition, cash collateral from lending activities is invested in Prime Portfolio, for which SSgA FM serves as the investment adviser.

Amounts related to investments in Liquid Reserves Fund and/or Prime Portfolio at September 30, 2011 and for the period then ended are:

	Value at	Purchased		Sold		Value at		Realized
Liquid Reserves Fund	9/30/10	Cost	Shares	Proceeds	Shares	9/30/11	Income	Gain/(Loss)

SPDR STOXX Europe 50 ETF	$28,224	$2,734,195	2,734,195	$2,758,962	2,758,962	$3,457	$88	$—
SPDR EURO STOXX 50 ETF	35,491	10,217,663	10,217,663	10,251,210	10,251,210	1,944	338	—
SPDR S&P Emerging Asia Pacific ETF	5,262,887	84,477,159	84,477,159	88,089,176	88,089,176	1,650,870	4,910	—
SPDR S&P Russia ETF	27,492	11,068,923	11,068,923	10,633,921	10,633,921	462,494	504	—
SPDR S&P China ETF	581,308	18,701,305	18,701,305	18,394,975	18,394,975	887,638	1,102	—
SPDR S&P Emerging Markets ETF	7,924,744	24,431,868	24,431,868	30,633,347	30,633,347	1,723,265	8,583	—
SPDR S&P Emerging Markets Dividend ETF	—	13,288,164	13,288,164	13,288,064	13,288,064	100	67	—
SPDR S&P BRIC 40 ETF	721,997	16,945,737	16,945,737	17,301,882	17,301,882	365,852	1,961	—
SPDR S&P Emerging Europe ETF	1,082,787	18,976,840	18,976,840	20,059,527	20,059,527	100	1,057	—
SPDR S&P Emerging Latin America ETF	100	14,168,179	14,168,179	14,159,905	14,159,905	8,374	1,046	—
SPDR S&P Emerging Middle East & Africa ETF	180,865	7,299,099	7,299,099	7,326,475	7,326,475	153,489	625	—
SPDR S&P World ex-US ETF	15,399	4,001,742	4,001,742	3,867,353	3,867,353	149,788	291	—

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2011

	Value at	Purchased		Sold		Value at		Realized
Liquid Reserves Fund	9/30/10	Cost	Shares	Proceeds	Shares	9/30/11	Income	Gain/(Loss)

SPDR S&P International Small Cap ETF	$204,973	$29,755,650	29,755,650	$29,073,466	29,073,466	$887,157	$1,680	$—
SPDR Dow Jones International Real Estate ETF	185,468	135,146,793	135,146,793	133,425,453	133,425,453	1,906,808	5,308	—
SPDR FTSE/Macquarie Global Infrastructure 100 ETF	79,812	2,929,148	2,929,148	2,984,883	2,984,883	24,077	158	—
SPDR S&P Global Natural Resources ETF	15,911	9,666,313	9,666,313	9,139,215	9,139,215	543,009	340	—
SPDR MSCI ACWI ex-US ETF	445,786	17,612,194	17,612,194	17,847,316	17,847,316	210,664	842	—
SPDR Russell/Nomura PRIME Japan ETF	47,675	350,224	350,224	391,043	391,043	6,856	38	—
SPDR Russell/Nomura Small Cap Japan ETF	40,262	2,335,176	2,335,176	2,296,551	2,296,551	78,887	389	—
SPDR S&P International Dividend ETF	37,858	43,051,534	43,051,534	43,089,292	43,089,292	100	1,065	—
SPDR S&P International Mid Cap ETF	17,129	2,154,847	2,154,847	2,168,705	2,168,705	3,271	59	—
SPDR S&P Emerging Markets Small Cap ETF	2,644,711	277,774,927	277,774,927	263,396,002	263,396,002	17,023,636	7,065	—
SPDR Dow Jones Global Real Estate ETF	117,888	18,708,745	18,708,745	18,356,515	18,356,515	470,118	780	—
SPDR S&P International Consumer Discretionary Sector ETF	37,365	674,172	674,172	708,865	708,865	2,672	34	—
SPDR S&P International Consumer Staples Sector ETF	32,839	590,937	590,937	616,622	616,622	7,154	32	—
SPDR S&P International Energy Sector ETF	3,231	383,746	383,746	374,554	374,554	12,423	15	—
SPDR S&P International Financial Sector ETF	45,993	315,556	315,556	360,194	360,194	1,355	17	—
SPDR S&P International Health Care Sector ETF	5,401	1,871,151	1,871,151	1,819,821	1,819,821	56,731	37	—
SPDR S&P International Industrial Sector ETF	100	702,893	702,893	691,679	691,679	11,314	44	—
SPDR S&P International Materials Sector ETF	3,440	472,049	472,049	473,123	473,123	2,366	22	—
SPDR S&P International Technology Sector ETF	12,357	262,099	262,099	270,253	270,253	4,203	27	—
SPDR S&P International Telecommunications Sector ETF	4,471	687,845	687,845	692,216	692,216	100	38	—
SPDR S&P International Utilities Sector ETF	13,853	233,408	233,408	237,963	237,963	9,298	7	—

	Value at	Purchased		Sold		Value at		Realized
Prime Portfolio	9/30/10	Cost	Shares	Proceeds	Shares	9/30/11	Income	Gain/(Loss)

SPDR STOXX Europe 50 ETF	$—	$21,859,440	21,859,440	$21,623,889	21,623,889	$235,551	$288,541	$—
SPDR EURO STOXX 50 ETF	2,638,555	120,475,696	120,475,696	121,350,473	121,350,473	1,763,778	35,254	—
SPDR S&P Emerging Asia Pacific ETF	39,876,959	257,958,857	257,958,857	258,192,149	258,192,149	39,643,667	252,246	—
SPDR S&P Russia ETF	—	31,150,106	31,150,106	29,203,566	29,203,566	1,946,540	1,489	—
SPDR S&P China ETF	81,587,164	454,970,886	454,970,886	408,738,182	408,738,182	127,819,868	783,616	—
SPDR S&P Emerging Markets ETF	16,982,427	100,223,986	100,223,986	103,703,285	103,703,285	13,503,128	78,099	—
SPDR S&P Emerging Markets Dividend ETF	—	8,142,688	8,142,688	5,786,951	5,786,951	2,355,737	4,451	—
SPDR S&P BRIC 40 ETF	66,514,013	420,846,050	420,846,050	428,414,361	428,414,361	58,945,702	92,183	—
SPDR S&P Emerging Europe ETF	5,750,349	133,963,731	133,963,731	136,907,685	136,907,685	2,806,395	56,693	—
SPDR S&P Emerging Latin America ETF	37,791,628	242,631,983	242,631,983	263,874,995	263,874,995	16,548,616	91,915	—
SPDR S&P Emerging Middle East & Africa ETF	3,556,136	30,292,659	30,292,659	27,706,570	27,706,570	6,142,225	21,757	—
SPDR S&P World ex-US ETF	11,131,537	59,585,190	59,585,190	57,100,013	57,100,013	13,616,714	104,356	—
SPDR S&P International Small Cap ETF	54,714,094	267,398,630	267,398,630	231,571,620	231,571,620	90,541,104	748,680	—
SPDR Dow Jones International Real Estate ETF	112,065,820	907,513,042	907,513,042	875,956,329	875,956,329	143,622,533	884,291	—
SPDR FTSE/Macquarie Global Infrastructure 100 ETF	8,314,380	54,536,328	54,536,328	57,147,083	57,147,083	5,703,625	46,515	—
SPDR S&P Global Natural Resources ETF	—	132,635,096	132,635,096	110,614,433	110,614,433	22,020,663	37,073	—
SPDR MSCI ACWI ex-US ETF	45,034,661	173,512,231	173,512,231	172,484,474	172,484,474	46,062,418	319,140	—

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2011

	Value at	Purchased		Sold		Value at		Realized
Prime Portfolio	9/30/10	Cost	Shares	Proceeds	Shares	9/30/11	Income	Gain/(Loss)

SPDR Russell/Nomura PRIME Japan ETF	$4,289,364	$12,822,579	12,822,579	$12,731,808	12,731,808	$4,380,135	$4,098	$—
SPDR Russell/Nomura Small Cap Japan ETF	17,896,056	74,825,360	74,825,360	67,589,574	67,589,574	25,131,842	71,754	—
SPDR S&P International Dividend ETF	22,773,247	299,387,298	299,387,298	259,925,931	259,925,931	62,234,614	876,004	—
SPDR S&P International Mid Cap ETF	3,868,805	21,403,313	21,403,313	19,360,205	19,360,205	5,911,913	35,971	—
SPDR S&P Emerging Markets Small Cap ETF	11,858,876	133,743,740	133,743,740	102,298,915	102,298,915	43,303,701	517,643	—
SPDR Dow Jones Global Real Estate ETF	28,861,180	191,306,652	191,306,652	190,584,551	190,584,551	29,583,281	118,303	—
SPDR S&P International Consumer Discretionary Sector ETF	—	67,838	67,838	67,838	67,838	—	31	—
SPDR S&P International Consumer Staples Sector ETF	—	55,157	55,157	55,157	55,157	—	4	—
SPDR S&P International Energy Sector ETF	—	72,731	72,731	72,731	72,731	—	5	—
SPDR S&P International Financial Sector ETF	13,054	336,749	336,749	349,803	349,803	—	258	—
SPDR S&P International Health Care Sector ETF	—	76,898	76,898	18,345	18,345	58,553	18	—
SPDR S&P International Industrial Sector ETF	91,074	351,209	351,209	442,283	442,283	—	479	—
SPDR S&P International Materials Sector ETF	7,975	2,014,874	2,014,874	2,022,849	2,022,849	—	269	—
SPDR S&P International Technology Sector ETF	198,250	1,809,639	1,809,639	1,986,221	1,986,221	21,668	693	—
SPDR S&P International Telecommunications Sector ETF	81,963	525,740	525,740	607,703	607,703	—	244	—
SPDR S&P International Utilities Sector ETF	44,915	385,342	385,342	430,257	430,257	—	78	—

4.	Shareholder Transactions

Shares are issued and redeemed by a Fund only in Creation Unit size aggregations of 50,000 shares for SPDR STOXX Europe 50 ETF, SPDR EURO STOXX 50 ETF, SPDR S&P Russia ETF, SPDR S&P Emerging Markets Dividend ETF, SPDR S&P Global Natural Resources ETF, SPDR Russell/Nomura Small Cap Japan ETF, SPDR S&P International Mid Cap ETF, SPDR S&P International Consumer Discretionary Sector ETF, SPDR S&P International Consumer Staples Sector ETF, SPDR S&P International Energy Sector ETF, SPDR S&P International Financial Sector ETF, SPDR S&P International Health Care Sector ETF, SPDR S&P International Industrial Sector ETF, SPDR S&P International Materials Sector ETF, SPDR S&P International Technology Sector ETF, SPDR S&P International Telecommunications Sector ETF and SPDR S&P International Utilities Sector ETF and 100,000 shares for SPDR S&P Emerging Asia Pacific ETF, SPDR S&P China ETF, SPDR S&P Emerging Markets ETF, SPDR S&P BRIC 40 ETF, SPDR S&P Emerging Europe ETF, SPDR S&P Emerging Latin America ETF, SPDR S&P Emerging Middle East & Africa ETF, SPDR S&P International Small Cap ETF, SPDR Dow Jones International Real Estate ETF, SPDR FTSE/Macquarie Global Infrastructure 100 ETF, SPDR S&P International Dividend ETF, SPDR S&P Emerging Markets Small Cap ETF and SPDR Dow Jones Global Real Estate ETF and 200,000 shares for SPDR World ex-US ETF, SPDR MSCI ACWI ex-US ETF and SPDR Russell/Nomura PRIME Japan ETF. Such transactions are generally on an in-kind basis, with a separate cash payment, which is a balancing cash component to equate the transaction to the net asset value per unit of the Funds on the transaction date. Transaction fees ranging from $500 to $12,000 per Creation Unit for each Fund, regardless of the number of Creation Units that are created or redeemed on the same day, are charged to those persons creating or redeeming Creation Units. An additional variable fee may be charged for certain transactions. Transaction fees are received by the Trust and/or Custodian and used to defray related expenses. The Custodian also receives amounts earned on cash collateral provided by Authorized Participants pending delivery of missing deposit securities.

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2011

5.	Aggregate Unrealized Appreciation and Depreciation

The identified cost of investments in securities owned by each Fund for federal income tax purposes and the gross unrealized appreciation and depreciation at September 30, 2011 was as follows:

		Gross	Gross	Net Unrealized
	Identified	Unrealized	Unrealized	Appreciation
	Cost	Appreciation	Depreciation	(Depreciation)

SPDR STOXX Europe 50 ETF	$45,844,233	$924,645	$17,100,093	$(16,175,448)
SPDR EURO STOXX 50 ETF	215,807,208	705,872	98,776,420	(98,070,548)
SPDR S&P Emerging Asia Pacific ETF	601,205,365	52,118,272	109,014,070	(56,895,798)
SPDR S&P Russia ETF	60,040,459	6,734	14,175,288	(14,168,554)
SPDR S&P China ETF	873,340,464	50,137,323	181,142,879	(131,005,556)
SPDR S&P Emerging Markets ETF	186,307,800	12,177,770	36,967,678	(24,789,908)
SPDR S&P Emerging Markets Dividend ETF	65,641,490	515,411	9,056,157	(8,540,746)
SPDR S&P BRIC 40 ETF	500,775,120	29,751,850	98,658,242	(68,906,392)
SPDR S&P Emerging Europe ETF	171,380,521	4,094,364	54,400,984	(50,306,620)
SPDR S&P Emerging Latin America ETF	175,783,232	9,862,570	47,627,516	(37,764,946)
SPDR S&P Emerging Middle East & Africa ETF	131,078,422	5,004,280	25,651,543	(20,647,263)
SPDR S&P World ex-US ETF	140,657,817	10,139,343	18,757,959	(8,618,616)
SPDR S&P International Small Cap ETF	967,358,499	36,867,407	187,911,511	(151,044,104)
SPDR Dow Jones International Real Estate ETF	2,525,283,958	46,193,288	438,424,117	(392,230,829)
SPDR FTSE/Macquarie Global Infrastructure 100 ETF	58,385,473	1,608,544	19,410,778	(17,802,234)
SPDR S&P Global Natural Resources ETF	227,551,192	413,484	43,700,127	(43,286,643)
SPDR MSCI ACWI ex-US ETF	503,437,349	19,296,259	114,848,785	(95,552,526)
SPDR Russell/Nomura PRIME Japan ETF	22,144,420	624,197	3,722,231	(3,098,034)
SPDR Russell/Nomura Small Cap Japan ETF	135,519,994	6,048,702	19,188,468	(13,139,766)
SPDR S&P International Dividend ETF	647,340,341	4,085,140	109,794,675	(105,709,535)
SPDR S&P International Mid Cap ETF	45,099,282	1,975,846	5,027,701	(3,051,855)
SPDR S&P Emerging Markets Small Cap ETF	1,221,350,542	7,767,403	281,290,199	(273,522,796)
SPDR Dow Jones Global Real Estate ETF	312,540,882	14,788,585	24,672,853	(9,884,268)
SPDR S&P International Consumer Discretionary Sector ETF	12,544,415	735,772	2,038,447	(1,302,675)
SPDR S&P International Consumer Staples Sector ETF	19,900,042	510,144	1,282,615	(772,471)
SPDR S&P International Energy Sector ETF	15,245,139	184,966	3,125,801	(2,940,835)
SPDR S&P International Financial Sector ETF	10,041,109	10,704	2,358,560	(2,347,856)
SPDR S&P International Health Care Sector ETF	19,808,883	525,578	1,261,055	(735,477)
SPDR S&P International Industrial Sector ETF	24,728,724	318,490	5,176,447	(4,857,957)
SPDR S&P International Materials Sector ETF	25,672,149	307,121	6,718,776	(6,411,655)
SPDR S&P International Technology Sector ETF	21,791,940	1,424,154	4,582,598	(3,158,444)
SPDR S&P International Telecommunications Sector ETF	14,082,356	123,258	1,801,993	(1,678,735)
SPDR S&P International Utilities Sector ETF	12,759,274	170,597	3,416,956	(3,246,359)

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2011

6.	Investment Transactions

For the year ended September 30, 2011, the following Funds had in-kind contributions, in-kind redemptions and in-kind net realized gain/loss as follows:

			Realized
	Contributions	Redemptions	Gain/(Loss)

SPDR STOXX Europe 50 ETF	$1,776,401	$5,124,263	$(812,080)
SPDR EURO STOXX 50 ETF	14,243,841	26,130,377	3,938,166
SPDR S&P Emerging Asia Pacific ETF	54,610,734	90,776,257	18,825,423
SPDR S&P Russia ETF	171,450,898	116,710,661	(2,536,456)
SPDR S&P China ETF	249,112,977	99,830,224	34,717,976
SPDR S&P Emerging Markets ETF	15,341,240	34,404,241	12,399,698
SPDR S&P Emerging Markets Dividend ETF	30,565,738	1,130,907	(42,053)
SPDR S&P BRIC 40 ETF	58,731,368	50,294,025	15,129,240
SPDR S&P Emerging Europe ETF	67,992,844	131,677,670	12,283,226
SPDR S&P Emerging Latin America ETF	44,094,507	77,516,077	7,235,089
SPDR S&P Emerging Middle East & Africa ETF	33,454,315	50,287,086	11,426,884
SPDR S&P World ex-US ETF	30,095,105	—	—
SPDR S&P International Small Cap ETF	239,641,203	60,779,756	7,375,504
SPDR Dow Jones International Real Estate ETF	1,065,569,290	24,917,292	8,252,112
SPDR FTSE/Macquarie Global Infrastructure 100 ETF	—	16,682,538	(2,396,530)
SPDR S&P Global Natural Resources ETF	202,131,681	—	—
SPDR MSCI ACWI ex-US ETF	52,855,806	25,608,507	8,211,813
SPDR Russell/Nomura PRIME Japan ETF	7,600,587	7,883,092	(1,624,433)
SPDR Russell/Nomura Small Cap Japan ETF	66,280,966	46,520,484	7,217,337
SPDR S&P International Dividend ETF	368,746,067	25,478,202	220,986
SPDR S&P International Mid Cap ETF	9,513,299	—	—
SPDR S&P Emerging Markets Small Cap ETF	438,472,349	273,568,669	25,250,162
SPDR Dow Jones Global Real Estate ETF	183,279,976	10,268,637	4,992,029
SPDR S&P International Consumer Discretionary Sector ETF	4,285,074	10,833,073	2,003,435
SPDR S&P International Consumer Staples Sector ETF	11,308,712	6,265,372	1,241,570
SPDR S&P International Energy Sector ETF	3,917,908	2,484,062	326,936
SPDR S&P International Financial Sector ETF	7,384,445	7,237,292	153,644
SPDR S&P International Health Care Sector ETF	10,898,435	1,541,051	265,690
SPDR S&P International Industrial Sector ETF	15,277,974	10,549,172	2,648,802
SPDR S&P International Materials Sector ETF	19,146,797	19,173,566	3,900,207
SPDR S&P International Technology Sector ETF	2,748,302	2,332,016	262,244
SPDR S&P International Telecommunications Sector ETF	10,025,281	12,512,157	940,661
SPDR S&P International Utilities Sector ETF	3,703,311	1,043,815	97,907

The in-kind contributions and in-kind redemptions in this table may not accord with the beneficial interest transactions on the Statements of Changes. The table represents the accumulation of a Fund’s daily net shareholder transactions while the Statements of Changes reflects gross shareholder transactions including any cash component of the transaction.

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2011

For the year ended September 30, 2011, the Trust had purchases and sales of investment securities as follows:

	Purchases	Sales

SPDR STOXX Europe 50 ETF	$2,802,353	$3,132,263
SPDR EURO STOXX 50 ETF	11,344,878	10,786,387
SPDR S&P Emerging Asia Pacific ETF	137,988,926	193,559,645
SPDR S&P Russia ETF	11,900,001	11,901,687
SPDR S&P China ETF	62,751,478	63,399,432
SPDR S&P Emerging Markets ETF	9,034,303	14,603,708
SPDR S&P Emerging Markets Dividend ETF	47,599,511	13,196,078
SPDR S&P BRIC 40 ETF	52,782,085	50,437,444
SPDR S&P Emerging Europe ETF	23,623,808	36,506,887
SPDR S&P Emerging Latin America ETF	25,260,746	36,180,399
SPDR S&P Emerging Middle East & Africa ETF	5,659,670	6,824,339
SPDR S&P World ex-US ETF	2,519,588	3,464,254
SPDR S&P International Small Cap ETF	202,869,983	185,104,008
SPDR Dow Jones International Real Estate ETF	172,155,067	242,757,520
SPDR FTSE/Macquarie Global Infrastructure 100 ETF	2,879,822	2,862,676
SPDR S&P Global Natural Resources ETF	35,415,254	35,873,975
SPDR MSCI ACWI ex-US ETF	18,787,350	18,174,447
SPDR Russell/Nomura PRIME Japan ETF	420,409	410,952
SPDR Russell/Nomura Small Cap Japan ETF	9,627,047	9,688,321
SPDR S&P International Dividend ETF	603,655,721	610,379,289
SPDR S&P International Mid Cap ETF	13,536,950	13,054,498
SPDR S&P Emerging Markets Small Cap ETF	834,605,590	629,918,900
SPDR Dow Jones Global Real Estate ETF	21,542,979	27,949,282
SPDR S&P International Consumer Discretionary Sector ETF	1,709,848	2,111,654
SPDR S&P International Consumer Staples Sector ETF	252,525	480,516
SPDR S&P International Energy Sector ETF	580,338	763,425
SPDR S&P International Financial Sector ETF	288,838	347,034
SPDR S&P International Health Care Sector ETF	645,475	763,559
SPDR S&P International Industrial Sector ETF	43,188	164,409
SPDR S&P International Materials Sector ETF	246,990	386,209
SPDR S&P International Technology Sector ETF	121,893	241,527
SPDR S&P International Telecommunications Sector ETF	1,008,478	1,132,363
SPDR S&P International Utilities Sector ETF	175,279	288,237

For the year ended September 30, 2011, the Trust did not pay any commissions to an affiliate of the Adviser for investment transactions.

7.	Concentration of Risk

The Funds’ assets may be concentrated in one or more foreign countries. By concentrating their assets in a single country or group of countries, the Funds are subject to the risk that economic, political or other conditions that have a negative effect on that country or group of countries will negatively impact the Funds to a greater extent than if the Funds’ assets were invested in a wider variety of countries. In addition, the Funds’ assets may be concentrated in certain industries, subjecting them to greater risk than Funds that invest in a wider range of industries.

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2011

8.	Securities Lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The value of the collateral held with respect to a loaned security may be temporarily more or less than the value of a security due to market fluctuations of securities values. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are subject to the loan, the borrower will be notified to provide additional collateral. The Funds will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Funds may bear the risk of delay in recovery of, or even loss of rights in the securities loaned should the borrower fail financially. In addition, a Fund will bear the risk of loss of any cash collateral that it may invest. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as lending agent. Proceeds collected by State Street on investment of cash collateral or any fee income is partially allocated to State Street as compensation for its lending services.

The market value of securities on loan as of September 30, 2011 and the value of the invested cash collateral are disclosed in the Funds’ Statements of Assets and Liabilities. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the investment of cash collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as lending agent.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
the SPDR Index Shares Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the thirty-three funds, listed in footnote 1, (each a “Fund”) comprising the SPDR Index Shares Funds (the “Trust”) at September 30, 2011, the results of each of their operations for the period then ended, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 22, 2011

SPDR INDEX SHARES FUNDS
OTHER INFORMATION
September 30, 2011 (Unaudited)

PREMIUM/DISCOUNT INFORMATION

Information regarding how often the Shares of each Fund traded on the Exchange at a price above (i.e. at a premium) or below (i.e. at a discount) the net asset value of the Fund during the past calendar year can be found at http://www.spdrs.com.

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees, trustee fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested on April 1, 2011 and held for the six months ended September 30, 2011.

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first table under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Transaction fees at scheduled amounts ranging from $500 to $12,000 per Creation Unit are charged to those persons creating or redeeming Creation Units. If you buy or sell the Funds’ shares in the secondary market, you will incur customary brokerage commissions and charges.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Expenses Paid
		Beginning Account	Ending Account	During Period*
	Annualized	Value	Value	4/1/11 to
Actual	Expense Ratio	4/1/11	9/30/11	9/30/11

SPDR STOXX Europe 50 ETF	0.29%	$1,000	$810.70	$1.32
SPDR EURO STOXX 50 ETF	0.29	1,000	732.00	1.26
SPDR S&P Emerging Asia Pacific ETF	0.59	1,000	790.60	2.65
SPDR S&P Russia ETF	0.59	1,000	647.90	2.44
SPDR S&P China ETF	0.59	1,000	733.10	2.56
SPDR S&P Emerging Markets ETF	0.59	1,000	767.80	2.61
SPDR S&P Emerging Markets Dividend ETF	0.62	1,000	866.60	2.90
SPDR S&P BRIC 40 ETF	0.50	1,000	723.20	2.16
SPDR S&P Emerging Europe ETF	0.60	1,000	682.90	2.53
SPDR S&P Emerging Latin America ETF	0.59	1,000	725.70	2.55

SPDR INDEX SHARES FUNDS
OTHER INFORMATION (continued)
September 30, 2011 (Unaudited)

				Expenses Paid
		Beginning Account	Ending Account	During Period*
	Annualized	Value	Value	4/1/11 to
Actual	Expense Ratio	4/1/11	9/30/11	9/30/11

SPDR S&P Emerging Middle East & Africa ETF	0.59%	$1,000	$822.70	$2.70
SPDR S&P World ex-US ETF	0.34	1,000	814.10	1.55
SPDR S&P International Small Cap ETF	0.61	1,000	819.90	2.78
SPDR Dow Jones International Real Estate ETF	0.62	1,000	858.80	2.89
SPDR FTSE/Macquarie Global Infrastructure 100 ETF	0.59	1,000	932.00	2.86
SPDR S&P Global Natural Resources ETF	0.40	1,000	740.50	1.75
SPDR MSCI ACWI ex-US ETF	0.34	1,000	801.20	1.54
SPDR Russell/Nomura PRIME Japan ETF	0.50	1,000	949.10	2.44
SPDR Russell/Nomura Small Cap Japan ETF	0.55	1,000	1,028.40	2.80
SPDR S&P International Dividend ETF	0.45	1,000	801.50	2.03
SPDR S&P International Mid Cap ETF	0.45	1,000	823.60	2.06
SPDR S&P Emerging Markets Small Cap ETF	0.66	1,000	754.80	2.90
SPDR Dow Jones Global Real Estate ETF	0.50	1,000	871.90	2.35
SPDR S&P International Consumer Discretionary Sector ETF	0.50	1,000	866.50	2.34
SPDR S&P International Consumer Staples Sector ETF	0.50	1,000	978.10	2.48
SPDR S&P International Energy Sector ETF	0.50	1,000	756.40	2.20
SPDR S&P International Financial Sector ETF	0.50	1,000	757.80	2.20
SPDR S&P International Health Care Sector ETF	0.50	1,000	964.70	2.46
SPDR S&P International Industrial Sector ETF	0.50	1,000	770.30	2.22
SPDR S&P International Materials Sector ETF	0.50	1,000	737.40	2.18
SPDR S&P International Technology Sector ETF	0.50	1,000	794.00	2.25
SPDR S&P International Telecommunications Sector ETF	0.50	1,000	894.40	2.37
SPDR S&P International Utilities Sector ETF	0.50	1,000	856.40	2.33
				Expenses Paid
		Beginning Account	Ending Account	During Period*
	Annualized	Value	Value	4/1/11 to
Hypothetical	Expense Ratio	4/1/11	9/30/11	9/30/11

SPDR STOXX Europe 50 ETF	0.29	1,000	1,023.65	1.47
SPDR EURO STOXX 50 ETF	0.29	1,000	1,023.65	1.47
SPDR S&P Emerging Asia Pacific ETF	0.59	1,000	1,022.14	2.99
SPDR S&P Russia ETF	0.59	1,000	1,022.14	2.99
SPDR S&P China ETF	0.59	1,000	1,022.14	2.99
SPDR S&P Emerging Markets ETF	0.59	1,000	1,022.14	2.99
SPDR S&P Emerging Markets Dividend ETF	0.62	1,000	1,021.99	3.14
SPDR S&P BRIC 40 ETF	0.50	1,000	1,022.59	2.54
SPDR S&P Emerging Europe ETF	0.60	1,000	1,022.09	3.04
SPDR S&P Emerging Latin America ETF	0.59	1,000	1,022.14	2.99

SPDR INDEX SHARES FUNDS
OTHER INFORMATION (continued)
September 30, 2011 (Unaudited)

				Expenses Paid
		Beginning Account	Ending Account	During Period*
	Annualized	Value	Value	4/1/11 to
Hypothetical	Expense Ratio	4/1/11	9/30/11	9/30/11

SPDR S&P Emerging Middle East & Africa ETF	0.59%	$1,000	$1,022.14	$2.99
SPDR S&P World ex-US ETF	0.34	1,000	1,023.40	1.72
SPDR S&P International Small Cap ETF	0.61	1,000	1,022.04	3.09
SPDR Dow Jones International Real Estate ETF	0.62	1,000	1,021.99	3.14
SPDR FTSE/Macquarie Global Infrastructure 100 ETF	0.59	1,000	1,022.14	2.99
SPDR S&P Global Natural Resources ETF	0.40	1,000	1,023.09	2.03
SPDR MSCI ACWI ex-US ETF	0.34	1,000	1,023.40	1.72
SPDR Russell/Nomura PRIME Japan ETF	0.50	1,000	1,022.59	2.54
SPDR Russell/Nomura Small Cap Japan ETF	0.55	1,000	1,022.34	2.79
SPDR S&P International Dividend ETF	0.45	1,000	1,022.84	2.28
SPDR S&P International Mid Cap ETF	0.45	1,000	1,022.84	2.28
SPDR S&P Emerging Markets Small Cap ETF	0.66	1,000	1,021.79	3.35
SPDR Dow Jones Global Real Estate ETF	0.50	1,000	1,022.59	2.54
SPDR S&P International Consumer Discretionary Sector ETF	0.50	1,000	1,022.59	2.54
SPDR S&P International Consumer Staples Sector ETF	0.50	1,000	1,022.59	2.54
SPDR S&P International Energy Sector ETF	0.50	1,000	1,022.59	2.54
SPDR S&P International Financial Sector ETF	0.50	1,000	1,022.59	2.54
SPDR S&P International Health Care Sector ETF	0.50	1,000	1,022.59	2.54
SPDR S&P International Industrial Sector ETF	0.50	1,000	1,022.59	2.54
SPDR S&P International Materials Sector ETF	0.50	1,000	1,022.59	2.54
SPDR S&P International Technology Sector ETF	0.50	1,000	1,022.59	2.54
SPDR S&P International Telecommunications Sector ETF	0.50	1,000	1,022.59	2.54
SPDR S&P International Utilities Sector ETF	0.50	1,000	1,022.59	2.54

*	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value of the period, multiplied by the number of days in the most recent six month period, then divided by 365.

Tax Information

For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended September 30, 2011.

Percentage of distributions which qualify for the corporate dividends received deduction:

Percentage

SPDR S&P Russia ETF	0.55%
SPDR S&P World ex-US ETF	0.01
SPDR FTSE/Macquarie Global Infrastructure 100 ETF	29.66
SPDR S&P Global Natural Resources ETF	17.47

SPDR INDEX SHARES FUNDS
OTHER INFORMATION (continued)
September 30, 2011 (Unaudited)

Percentage

SPDR S&P International Consumer Discretionary Sector ETF	0.27%
SPDR S&P International Health Care Sector ETF	0.46

Qualified Dividend Income

A portion of dividends distributed by the Funds during the fiscal year ended September 30, 2011, are considered qualified dividend income, and are eligible for reduced tax rates. These lower rates range from 5% to 15% depending on the individual’s tax bracket. These amounts are noted below:

Amount

SPDR STOXX Europe 50 ETF	$1,159,322
SPDR EURO STOXX 50 ETF	5,008,003
SPDR S&P Emerging Asia Pacific ETF	9,389,006
SPDR S&P Russia ETF	1,961,725
SPDR S&P China ETF	15,112,354
SPDR S&P Emerging Markets ETF	3,461,202
SPDR S&P Emerging Markets Dividend ETF	502,841
SPDR S&P BRIC 40 ETF	13,023,415
SPDR S&P Emerging Europe ETF	6,740,618
SPDR S&P Emerging Latin America ETF	2,671,883
SPDR S&P Emerging Middle East & Africa ETF	4,228,441
SPDR S&P World ex-US ETF	3,317,619
SPDR S&P International Small Cap ETF	17,832,496
SPDR Dow Jones International Real Estate ETF	8,808,657
SPDR FTSE/Macquarie Global Infrastructure 100 ETF	1,645,980
SPDR S&P Global Natural Resources ETF	2,405,591
SPDR MSCI ACWI ex-US ETF	10,896,928
SPDR Russell/Nomura PRIME Japan ETF	223,927
SPDR Russell/Nomura Small Cap Japan ETF	1,785,513
SPDR S&P International Dividend ETF	19,860,186
SPDR S&P International Mid Cap ETF	870,927
SPDR S&P Emerging Markets Small Cap ETF	7,854,675
SPDR Dow Jones Global Real Estate ETF	627,841
SPDR S&P International Consumer Discretionary Sector ETF	448,789
SPDR S&P International Consumer Staples Sector ETF	550,905
SPDR S&P International Energy Sector ETF	529,928
SPDR S&P International Financial Sector ETF	247,548
SPDR S&P International Health Care Sector ETF	452,059
SPDR S&P International Industrial Sector ETF	678,866
SPDR S&P International Materials Sector ETF	713,243
SPDR S&P International Technology Sector ETF	459,925
SPDR S&P International Telecommunications Sector ETF	707,576
SPDR S&P International Utilities Sector ETF	421,328

SPDR INDEX SHARES FUNDS
OTHER INFORMATION (continued)
September 30, 2011 (Unaudited)

For the fiscal year ended September 30, 2011, certain dividends paid by SPDR STOXX Europe 50 ETF, SPDR EURO STOXX 50 ETF, SPDR S&P Emerging Asia Pacific ETF, SPDR S&P Russia ETF, SPDR S&P China ETF, SPDR S&P Emerging Markets ETF, SPDR S&P Emerging Markets Dividend ETF, SPDR S&P BRIC 40 ETF, SPDR S&P Emerging Europe ETF, SPDR S&P Emerging Latin America ETF, SPDR S&P Emerging Middle East & Africa ETF, SPDR S&P World ex-US ETF, SPDR S&P International Small Cap ETF, SPDR Dow Jones International Real Estate ETF, SPDR FTSE/Macquarie Global Infrastructure 100 ETF, SPDR S&P Global Natural Resources ETF, SPDR MSCI ACWI ex-US ETF, SPDR Russell/Nomura PRIME Japan ETF, SPDR Russell/Nomura Small Cap Japan ETF, SPDR S&P International Dividend ETF, SPDR S&P International Mid Cap ETF, SPDR S&P Emerging Markets Small Cap ETF, SPDR Dow Jones Global Real Estate ETF, SPDR S&P International Consumer Discretionary Sector ETF, SPDR S&P International Consumer Staples Sector ETF, SPDR S&P International Energy Sector ETF, SPDR S&P International Financial Sector ETF, SPDR S&P International Health Care Sector ETF, SPDR S&P International Industrial Sector ETF, SPDR S&P International Materials Sector ETF, SPDR S&P International Technology Sector ETF, SPDR S&P International Telecommunications Sector ETF and SPDR S&P International Utilities Sector ETF may be subject to a minimum tax rate of 15% as provided for by the Internal Revenue Code. The Funds noted above hereby designate the maximum amount of such dividends allowable up to the amount of dividends that were paid during the year. Complete information will be reported in conjunction with the 2011 Form 1099-DIV.

Long term capital gains dividends were paid from the following Funds during the year ended September 30, 2011:

Amount

SPDR S&P Emerging Asia Pacific ETF	$24,371,824
SPDR S&P Emerging Markets ETF	1,117,574
SPDR S&P International Small Cap ETF	165,930
SPDR S&P International Mid Cap ETF	181,307
SPDR S&P Emerging Markets Small Cap ETF	10,105,661

Foreign Tax Credit

The Trust has made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by a Fund to its shareholders. For the year ended September 30, 2011, the total amount of foreign taxes that will be passed through are:

Amount

SPDR STOXX Europe 50 ETF	$85,652
SPDR EURO STOXX 50 ETF	576,215
SPDR S&P Emerging Asia Pacific ETF	1,267,005
SPDR S&P Russia ETF	336,463
SPDR S&P China ETF	1,318,131
SPDR S&P Emerging Markets ETF	365,413
SPDR S&P Emerging Markets Dividend ETF	50,649
SPDR S&P BRIC 40 ETF	1,400,286
SPDR S&P Emerging Europe ETF	1,074,210
SPDR S&P Emerging Latin America ETF	425,263
SPDR S&P Emerging Middle East & Africa ETF	13,983
SPDR S&P World ex-US ETF	239,412
SPDR S&P International Small Cap ETF	1,276,789
SPDR Dow Jones International Real Estate ETF	2,874,531
SPDR FTSE/Macquarie Global Infrastructure 100 ETF	78,644
SPDR S&P Global Natural Resources ETF	196,921
SPDR MSCI ACWI ex-US ETF	860,029

SPDR INDEX SHARES FUNDS
OTHER INFORMATION (continued)
September 30, 2011 (Unaudited)

Amount

SPDR Russell/Nomura PRIME Japan ETF	$15,668
SPDR Russell/Nomura Small Cap Japan ETF	124,692
SPDR S&P International Dividend ETF	1,735,878
SPDR S&P International Mid Cap ETF	57,800
SPDR S&P Emerging Markets Small Cap ETF	1,550,871
SPDR S&P International Consumer Discretionary Sector ETF	35,276
SPDR S&P International Consumer Staples Sector ETF	42,137
SPDR S&P International Energy Sector ETF	52,733
SPDR S&P International Financial Sector ETF	18,619
SPDR S&P International Health Care Sector ETF	37,601
SPDR S&P International Industrial Sector ETF	59,943
SPDR S&P International Materials Sector ETF	53,248
SPDR S&P International Technology Sector ETF	47,051
SPDR S&P International Telecommunications Sector ETF	69,568
SPDR S&P International Utilities Sector ETF	36,612

The amount of foreign source income earned on the following Funds during the year ended September 30, 2011 were as follows:

Amount

SPDR STOXX Europe 50 ETF	$1,579,749
SPDR EURO STOXX 50 ETF	8,233,766
SPDR S&P Emerging Asia Pacific ETF	20,199,394
SPDR S&P Russia ETF	2,063,281
SPDR S&P China ETF	17,680,959
SPDR S&P Emerging Markets ETF	6,046,156
SPDR S&P Emerging Markets Dividend ETF	1,647,512
SPDR S&P BRIC 40 ETF	15,473,275
SPDR S&P Emerging Europe ETF	7,339,409
SPDR S&P Emerging Latin America ETF	7,011,960
SPDR S&P Emerging Middle East & Africa ETF	4,649,864
SPDR S&P World ex-US ETF	4,548,069
SPDR S&P International Small Cap ETF	24,751,284
SPDR Dow Jones International Real Estate ETF	89,117,829
SPDR FTSE/Macquarie Global Infrastructure 100 ETF	1,528,547
SPDR S&P Global Natural Resources ETF	2,425,299
SPDR MSCI ACWI ex-US ETF	14,925,090
SPDR Russell/Nomura PRIME Japan ETF	343,575
SPDR Russell/Nomura Small Cap Japan ETF	2,158,863
SPDR S&P International Dividend ETF	30,743,624
SPDR S&P International Mid Cap ETF	1,259,620
SPDR S&P Emerging Markets Small Cap ETF	25,769,358
SPDR S&P International Consumer Discretionary Sector ETF	442,364
SPDR S&P International Consumer Staples Sector ETF	562,487

SPDR INDEX SHARES FUNDS
OTHER INFORMATION (continued)
September 30, 2011 (Unaudited)

Amount

SPDR S&P International Energy Sector ETF	$544,974
SPDR S&P International Financial Sector ETF	296,237
SPDR S&P International Health Care Sector ETF	451,508
SPDR S&P International Industrial Sector ETF	765,495
SPDR S&P International Materials Sector ETF	720,944
SPDR S&P International Technology Sector ETF	483,651
SPDR S&P International Telecommunications Sector ETF	749,376
SPDR S&P International Utilities Sector ETF	443,580

Proxy Voting Policies and Procedures and Records

A description of the Trust’s proxy voting policies and procedures that are used by the Funds’ investment adviser to vote proxies relating to the Funds’ portfolio of securities are available (i) without charge, upon request by calling 1-866-787-2257 (toll free) or (ii) on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the investment advisor voted for the prior 12-months period ended June 30 is available by August 31 of each year by calling the same number and on the SEC’s website, at www.sec.gov, and on the Funds’ website at www.spdrs.com.

Quarterly Portfolio Schedule

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on the Form N-Q is available upon request, without charge, by calling 1-800-843-2639 (toll free) and on the Funds’ website at www.spdrs.com.

Approval of Advisory Agreement

At in-person meetings held during the six-month period ended September 30, 2011, the Board of Trustees of the Trust (the “Board”) evaluated the proposals to continue the Investment Advisory Agreement (the “Agreement”) with respect to the operational and non-operational series of the Trust (each a “SPDR ETF” and collectively, the “SPDR ETFs”). The Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”) also met separately with their independent legal counsel to consider the Agreement.

In evaluating the Agreement, the Board drew on materials provided to them by the Adviser and on other materials provided by State Street Bank and Trust Company, the Trust’s Administrator, Transfer Agent, Custodian and Securities Lending Agent (“State Street”). In deciding whether to approve the Agreement, the Board considered various factors, including (i) the nature, extent and quality of services provided by, or to be provided by, the Adviser with respect to the SPDR ETFs under the Agreement, (ii) investment performance of the SPDR ETFs, (iii) costs to the Adviser of its services and profits realized by the Adviser from its relationship with the Trust, and (iv) the extent to which economies of scale would be realized if and as the SPDR ETFs grow and whether the fee levels in the Agreement reflect these economies of scale.

The Board considered the nature, extent and quality of services provided by, or to be provided by, the Adviser. In doing so, they relied on their prior experience with the Trust and materials provided prior to and at the meeting. The Board reviewed the Agreement and the Adviser’s responsibilities for managing the investment operations of each of the SPDR ETFs in accordance with each SPDR ETF’s investment objective, investment policies, and applicable legal and regulatory requirements. The Board appreciated the relatively unique nature of the SPDR ETFs, as exchange-traded funds, and the experience and expertise of the Adviser with exchange-traded funds. The Board considered the background and experience of the Adviser’s senior management, including those individuals responsible for portfolio

SPDR INDEX SHARES FUNDS
OTHER INFORMATION (continued)
September 30, 2011 (Unaudited)

management and compliance of the SPDR ETFs. The Board also considered the portfolio management resources, structures and practices, including those associated with monitoring and securing each SPDR ETF’s compliance with its investment objectives and policies and with applicable laws and regulations. The Board also considered information about the Adviser’s best execution procedures and overall investment management business, noting that the Adviser serves a wide range of clients across a broad spectrum of asset classes. The Board looked at the Adviser’s general knowledge of the investment business and that of its affiliates which make up State Street Global Advisors, with which the Adviser shares all of its senior personnel. The Board considered that the Adviser and its affiliates constitute one of the world’s largest investment management enterprises for indexed products generally and exchange-traded funds in particular. The Board considered the Adviser’s experience in managing equity exchange-traded funds. The Board then determined that the nature, extent and quality of services provided by the Adviser to the Trust were necessary and appropriate.

The Board then reviewed the SPDR ETFs’ performance, noting that the distinctive indexed investment objective of each of the SPDR ETFs made analysis of investment performance, in absolute terms, less of a priority than that which normally attaches to the performance of actively-managed funds. The Board was more concerned with the extent to which each SPDR ETF achieved its objective as a passively managed index fund. The Board reviewed information regarding the SPDR ETFs’ index tracking and tracking error, noting that each SPDR ETF satisfactorily tracked its benchmark index. The Board also discussed the tax efficiency of the SPDR ETFs. The Board then determined that the performance of each SPDR ETF was satisfactory.

The Board considered the profitability of the advisory arrangement with the SPDR ETFs to the Adviser, including data on the SPDR ETFs’ historical profitability to the Adviser. The Independent Trustees, through their counsel, had the opportunity to discuss, with representatives of the Adviser and State Street, methodologies used in computing costs that formed the bases of profitability calculations and determined that these methodologies were reasonable. The Board concluded that, to the extent that the Adviser’s relationships with the SPDR ETFs had been profitable, profitability was not excessive.

The Board considered whether the Adviser or its affiliates benefited in other ways from their relationship with the Trust, noting that the Adviser does not maintain soft-dollar arrangements in connection with the Trust’s brokerage transactions. The Board concluded that, to the extent that the Adviser or its affiliates derive benefits from their relationship with the Trust, those benefits are not so significant as to cause the Adviser’s fees with respect to the SPDR ETFs to be excessive.

The Board determined that the Adviser is likely to realize economies of scale in managing the SPDR ETFs as assets grow in size. The Board further determined that such economies of scale are currently shared with the SPDR ETFs by way of the relatively low advisory fee and unitary fee structure of the Trust, although the Board intends to continue to monitor fees as the SPDR ETFs grow in size and assess whether fee breakpoints may be warranted.

The Board evaluated the SPDR ETFs’ unitary fee through the review of comparative information with respect to fees paid by similar funds -- i.e., exchange-traded funds tracking equity indexes. The Board reviewed the universe of similar exchange-traded funds for the SPDR ETFs based upon data from Lipper Analytical Services and related comparative information for similar exchange-traded funds. The Board also reviewed the historical expense ratios of the SPDR ETFs, estimated expense ratios of the new SPDR ETFs, and the unitary fee structure. The Board used a fund-by-fund analysis of the data. The Board concluded, based on the information presented, that each SPDR ETF’s fees were fair and reasonable in light of those of their direct competitors.

The Board, including the Independent Trustees voting separately, approved the Agreement after weighing the foregoing factors, none of which was dispositive in itself and each Trustee may have weighed each factor differently. The Board’s conclusions regarding the Agreement were as follows: (a) the nature and extent of the services provided by the Adviser with respect to the SPDR ETFs were appropriate; (b) the performance and, more importantly, the index tracking, of each SPDR ETF had been satisfactory; (c) the Adviser’s fees for each SPDR ETF and the unitary fee, considered in relation to services provided or expected to be provided, were fair and reasonable; (d) profitability of the Trust’s relationships with the Adviser was not excessive; (e) any additional benefits to the Adviser were not of a magnitude to

SPDR INDEX SHARES FUNDS
OTHER INFORMATION (continued)
September 30, 2011 (Unaudited)

materially affect the Board’s conclusions; and (f) the fees paid to the Adviser adequately shared the economies of scale with the SPDR ETFs by way of the relatively low fee structure of the Trust.

The Board also considered the renewal of the Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between the Trust and The Tuckerman Group LLC, an affiliate of the Adviser (the “Sub-Adviser”) with respect to the real estate series of the Trust (the “Real Estate ETFs”), after review of materials provided to them at their request by the Adviser, Sub-Adviser and State Street. In deciding whether to approve the Sub-Advisory Agreement, the Board considered various factors, including (i) the nature, extent and quality of services provided by the Sub-Adviser with respect to the Real Estate ETFs under the Sub-Advisory Agreement, (ii) investment performance of the Real Estate ETFs, (iii) fees charged by the Sub-Adviser and any additional benefits received by the Sub-Adviser due to its relationship with the Adviser and the Trust, and (iv) the extent to which economies of scale would be realized if and as the Real Estate ETFs grow and whether fee levels in the Sub-Advisory Agreement reflect these economies of scale.

The Board considered the background and experience of the Sub-Adviser’s senior management and in particular the Sub-Adviser’s experience in investing in real estate investment trusts and international real estate securities. The Board considered that each Real Estate ETF satisfactorily tracked its benchmark index. The Board determined that the unitary fee paid to the Adviser by each Real Estate ETFs was fair and reasonable and that the Sub-Adviser’s fees are paid by the Adviser.

The Board, including the Independent Trustees voting separately, approved the Sub-Advisory Agreement after weighing the foregoing factors, none of which was dispositive in itself and each Trustee may have weighed each factor differently. The Board’s conclusions with respect to the Sub-Advisory Agreement were as follows: (a) the nature and extent of the services provided by the Sub-Adviser to each Real Estate ETF was appropriate; (b) the performance and, more importantly, the index tracking, of each Real Estate ETF had been satisfactory; (c) the Sub-Adviser’s fees for each Real Estate ETF and the unitary fee, considered in relation to the services provided, were fair and reasonable; (d) any additional benefits to the Sub-Adviser were not of a magnitude to materially affect the Board’s conclusions; and (e) the fees paid to the Sub-Adviser adequately shared the economies of scale with the Real Estate ETFs.

SPDR INDEX SHARES FUNDS
OTHER INFORMATION (continued)
September 30, 2011 (Unaudited)

TRUSTEES AND OFFICERS OF THE TRUST

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office and	Occupation(s)	Complex	Other
Name, Address	Position(s)	Length of	During Past	Overseen	Directorships
and Year of Birth	with Fund	Time Served	5 Years	by Trustee	Held by Trustee

Trustees
Independent Trustees

FRANK NESVET c/o SPDR Index Shares Funds State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1943	Independent Trustee, Chairman	Unlimited; Served since September 2000	Chief Executive Officer, Libra Group, Inc. (1998-present)(a financial services consulting company).	132	SPDR Series Trust (Trustee).

DAVID M. KELLY c/o SPDR Index Shares Funds State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1938	Independent Trustee, Audit Committee Chair	Unlimited; Served since September 2000	Retired.	132	Penson Worldwide Inc. (Director); CHX Holdings, Inc. and Chicago Stock Exchange (Director); SPDR Series Trust (Trustee).

BONNY EUGENIA BOATMAN c/o SPDR Index Shares Funds State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1950	Independent Trustee	Unlimited; Served since April 2010	Retired (2005-present); Managing Director, Columbia Management Group, Bank of America (1984-2005).	132	SPDR Series Trust (Trustee).

DWIGHT D. CHURCHILL c/o SPDR Index Shares Funds State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1953	Independent Trustee	Unlimited; Served since April 2010	Self-employed consultant since 2010; Head of Fixed Income and other Senior Management roles, Fidelity Investments (1993-2009).	132	SPDR Series Trust (Trustee); Affiliated Managers Group, Inc. (Director).
CARL G. VERBONCOEUR c/o SPDR Index Shares Funds State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1952	Independent Trustee	Unlimited; Served since April 2010	Self-employed consultant since 2009; Chief Executive Officer, Rydex Investments (2003-2009).	132	SPDR Series Trust (Trustee).

SPDR INDEX SHARES FUNDS
OTHER INFORMATION (continued)
September 30, 2011 (Unaudited)

Number of
Portfolios
		Term of	Principal	in Fund
		Office and	Occupation(s)	Complex	Other
Name, Address	Position(s)	Length of	During Past	Overseen	Directorships
and Year of Birth	with Fund	Time Served	5 Years	by Trustee	Held by Trustee

Interested Trustee/president
JAMES E. ROSS* SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1965	Interested Trustee and President	Unlimited; Served since April 2010 (Trustee) and May 2005 (President)	President, SSgA Funds Management Inc. (2005-present); Principal, SSgA Funds Management, Inc. (2001-2005); Senior Managing Director, State Street Global Advisors (2006-present); Principal, State Street Global Advisors (2000-2006).	163	SPDR Series Trust (Trustee); Select Sector SPDR Trust (Trustee); State Street Master Funds (Trustee); State Street Institutional Investment Trust (Trustee).

*	Mr. Ross is an Interested Trustee because of his employment with the Adviser and ownership interest in an affiliate of the Adviser. Mr. Ross previously served as an Interested Trustee from November 2005 to December 2009.

		Term of	Principal
		Office and	Occupation(s)
Name, Address	Position(s)	Length of	During Past
and Year of Birth	with Fund	Time Served	5 Years

Other Officers
ELLEN M. NEEDHAM SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1967	Vice President	Unlimited; Served since March 2008	Senior Managing Director (1992-present)* and Chief Operating Officer (May 2010-present), SSgA Funds Management, Inc.; Senior Managing Director, State Street Global Advisors (1992-present).*

MICHAEL P. RILEY SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1969	Vice President	Unlimited; Served since February 2005	Vice President, State Street Global Advisors and SSgA Funds Management, Inc. (2008-present); Principal, State Street Global Advisors and SSgA Funds Management, Inc. (2005-2008).

ANTHONY ROCHTE SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1968	Vice President	Unlimited; Served since May 2010	Senior Managing Director, State Street Global Advisors (2006-present); National Sales Manager, Barclays Global Investors (2000-2006).

CHAD C. HALLETT State Street Bank and Trust Company 4 Copley Place Boston, MA 02116 1969	Treasurer	Unlimited; Served since November 2010	Vice President, State Street Bank and Trust Company (2001-present).*

RYAN M. LOUVAR State Street Bank and Trust Company 4 Copley Place Boston, MA 02116 1972	Secretary	Unlimited; Served since August 2008	Vice President and Senior Counsel, State Street Bank and Trust Company (2005-present).

SPDR INDEX SHARES FUNDS
OTHER INFORMATION (continued)
September 30, 2011 (Unaudited)

		Term of	Principal
		Office and	Occupation(s)
Name, Address	Position(s)	Length of	During Past
and Year of Birth	with Fund	Time Served	5 Years

MARK E. TUTTLE State Street Bank and Trust Company 4 Copley Place Boston, MA 02116 1970	Assistant Secretary	Unlimited; Served since August 2007	Vice President and Counsel, State Street Bank and Trust Company (2007-present); Assistant Counsel, BISYS Group, Inc. (2005-2007*) (a financial services company).

SCOTT E. HABEEB State Street Bank and Trust Company 4 Copley Place Boston, MA 02116 1968	Assistant Secretary	Unlimited; Served since August 2011	Vice President and Counsel, State Street Bank and Trust Company (2007-present); Legal Analyst, Verizon Communications (2004-2007).

LAURA F. DELL State Street Bank and Trust Company 4 Copley Place Boston, MA 02116 1964	Assistant Treasurer	Unlimited; Served since November 2007	Vice President, State Street Bank and Trust Company (2002-present).*

MATTHEW FLAHERTY State Street Bank and Trust Company 4 Copley Place Boston, MA 02116 1971	Assistant Treasurer	Unlimited; Served since May 2005	Assistant Vice President, State Street Bank and Trust Company (1994-present).*

JACQUELINE ANGELL SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1967	Chief Compliance Officer	Unlimited; Served since February 2011	Vice President, State Street Global Advisors and SSgA Funds Management, Inc.(2008-present); Director of Investment Adviser Oversight, Fidelity Investments (2006-2008).

*	Served in various capacities and/or with various affiliated entities during noted time period.

The SPDR® Family of Exchange Traded Funds

The following is a list of SPDR ETFs being offered, along with their respective exchange trading symbols. Please call 1-866-787-2257 to obtain a prospectus for any SPDR ETF. The prospectus contains more complete information, including charges, expenses, investment objectives and risk factors that should be carefully considered to determine if the Fund(s) are an appropriate investment for you. Read the prospectus(es) carefully before investing. Investing involves risk, including possible loss of principal.

SPDR Index Shares Funds

SPDR STOXX Europe 50 ETF (FEU)
SPDR EURO STOXX 50 ETF (FEZ)
SPDR S&P Emerging Asia Pacific ETF (GMF)
SPDR S&P Russia ETF (RBL)
SPDR S&P China ETF (GXC)
SPDR S&P Emerging Markets ETF (GMM)
SPDR S&P Emerging Markets Dividend ETF (EDIV)
SPDR S&P BRIC 40 ETF (BIK)
SPDR S&P Emerging Europe ETF (GUR)
SPDR S&P Emerging Latin America ETF GML)
SPDR S&P Emerging Middle East & Africa ETF (GAF)
SPDR S&P World ex-US ETF (GWL)
SPDR S&P International Small Cap ETF (GWX)
SPDR Dow Jones International Real Estate ETF (RWX)
SPDR FTSE/Macquarie Global Infrastructure 100 ETF (GII)
SPDR S&P Global Natural Resources ETF (GNR)
SPDR MSCI ACWI ex-US ETF (CWI)
SPDR Russell/Nomura PRIME Japan ETF (JPP)
SPDR Russell/Nomura Small Cap Japan ETF (JSC)
SPDR S&P International Dividend ETF (DWX)
SPDR S&P International Mid Cap ETF (MDD)
SPDR S&P Emerging Markets Small Cap ETF (EWX)
SPDR Dow Jones Global Real Estate ETF (RWO)
SPDR S&P International Consumer Discretionary Sector ETF (IPD)
SPDR S&P International Consumer Staples Sector ETF (IPS)
SPDR S&P International Energy Sector ETF (IPW)
SPDR S&P International Financial Sector ETF (IPF)
SPDR S&P International Health Care Sector ETF (IRY)
SPDR S&P International Industrial Sector ETF (IPN)
SPDR S&P International Materials Sector ETF (IRV)
SPDR S&P International Technology Sector ETF (IPK)
SPDR S&P International Telecommunications Sector ETF (IST)
SPDR S&P International Utilities Sector ETF (IPU)

SPDR Series Trust

SPDR Dow Jones Total Market ETF (TMW)
SPDR Dow Jones Large Cap ETF (ELR)
SPDR S&P 500 Growth ETF (SPYG)
SPDR S&P 500 Value ETF (SPYV)
SPDR Dow Jones Mid Cap ETF (EMM)
SPDR S&P 400 Mid Cap Growth ETF (MDYG)
SPDR S&P 400 Mid Cap Value ETF (MDYV)
SPDR S&P 600 Small Cap ETF (SLY)
SPDR S&P 600 Small Cap Growth ETF (SLYG)
SPDR S&P 600 Small Cap Value ETF (SLYV)
SPDR Global Dow ETF (DGT)
SPDR Dow Jones REIT ETF (RWR)
SPDR S&P Bank ETF (KBE)
SPDR S&P Capital Markets ETF (KCE)
SPDR S&P Insurance ETF (KIE)
SPDR S&P Mortgage Finance ETF (KME)
SPDR S&P Regional Banking ETF (KRE)
SPDR Morgan Stanley Technology ETF (MTK)
SPDR S&P Dividend ETF (SDY)
SPDR S&P Aerospace & Defense ETF (XAR)
SPDR S&P Biotech ETF (XBI)
SPDR S&P Health Care Equipment ETF (XHE)

SPDR S&P Health Care Services ETF (XHS)
SPDR S&P Homebuilders ETF (XHB)
SPDR S&P Metals & Mining ETF (XME)
SPDR S&P Oil & Gas Equipment & Services ETF (XES)
SPDR S&P Oil & Gas Exploration & Production ETF (XOP)
SPDR S&P Pharmaceuticals ETF (XPH)
SPDR S&P Retail ETF (XRT)
SPDR S&P Semiconductor ETF (XSD)
SPDR S&P Software & Services ETF (XSW)
SPDR S&P Telecom ETF (XTL)
SPDR S&P Transportation ETF (XTN)
SPDR Wells Fargo Preferred Stock ETF (PSK)
SPDR Barclays Capital 1-3 Month T-Bill ETF (BIL)
SPDR Barclays Capital TIPS ETF (IPE)
SPDR Barclays Capital Intermediate Term Treasury ETF (ITE)
SPDR Barclays Capital Long Term Treasury ETF (TLO)
SDPR Barclays Capital Short Term Corporate Bond ETF (SCPB)
SPDR Barclays Capital Intermediate Term Corporate Bond ETF (ITR)
SPDR Barclays Capital Long Term Corporate Bond ETF (LWC)
SPDR Barclays Capital Issuer Scored Corporate Bond ETF (CBND)
SPDR Barclays Capital Convertible Securities ETF (CWB)
SPDR Barclays Capital Mortgage Backed Bond ETF (MBG)
SPDR Barclays Capital Aggregate Bond ETF (LAG)
SPDR Nuveen Barclays Capital Municipal Bond ETF (TFI)
SPDR Nuveen Barclays Capital California Municipal Bond ETF (CXA)
SPDR Nuveen Barclays Capital New York Municipal Bond ETF (INY)
SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF (SHM)
SPDR Nuveen S&P VRDO Municipal Bond ETF (VRD)
SPDR Nuveen S&P High Yield Municipal Bond ETF (HYMB)
SPDR Nuveen Barclays Capital Build America Bond ETF (BABS)
SPDR DB International Government Inflation-Protected Bond ETF (WIP)
SPDR Barclays Capital Short Term International Treasury Bond ETF (BWZ)
SPDR Barclays Capital International Treasury Bond ETF (BWX)
SPDR Barclays Capital International Corporate Bond ETF (IBND)
SPDR Barclays Capital Emerging Markets Local Bond ETF (EBND)
SPDR Barclays Capital High Yield Bond ETF (JNK)

The Select Sectors SPDR Trust

The Consumer Discretionary Select Sector SPDR Fund (XLY)
The Consumer Staples Select Sector SPDR Fund (XLP)
The Energy Select Sector SPDR Fund (XLE)
The Financial Select Sector SPDR Fund (XLF)
The Health Care Select Sector SPDR Fund (XLV)
The Industrial Select Sector SPDR Fund (XLI)
The Materials Select Sector SPDR Fund (XLB)
The Technology Select Sector SPDR Fund (XLK)
The Utilities Select Sector SPDR Fund (XLU)

SPDR Dow Jones Industrial Average ETF Trust (DIA)

SPDR S&P 500 ETF Trust (SPY)

State Street Global Markets, LLC, member FINRA, SIPC, is distributor for all investment portfolios of SPDR Series Trust and SPDR Index Shares Funds. ALPS Distributors, Inc., a registered broker-dealer, is distributor for SPDR S&P 500 ETF Trust (SPY) and SPDR Dow Jones Industrial Average ETF Trust (DIA), both unit investment trusts, and all investment portfolios of The Select Sector SPDR Trust.

SPDR Index Shares Funds
trustees
 Bonny E. Boatman
Dwight D. Churchill
David M. Kelly
Frank Nesvet, Chairman
James E. Ross
Carl G. Verboncoeur
officers
James E. Ross, President
Ellen M. Needham, Vice President
Michael P. Riley, Vice President
Anthony Rochte, Vice President
Chad Hallett, Treasurer
Matthew W. Flaherty, Assistant Treasurer
Laura F. Dell, Assistant Treasurer
Ryan M. Louvar, Secretary
Mark E. Tuttle, Assistant Secretary
Scott E. Habeeb, Assistant Secretary
Jacqueline Angell, Chief Compliance Officer
investment adviser
SSgA Funds Management, Inc.
State Street Financial Center
One Lincoln Street
Boston, MA 02111
distributor
State Street Global Markets, LLC
One Lincoln Street
Boston, MA 02111
custodian, administrator and transfer agent
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111
legal counsel
Morgan, Lewis and Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004
independent registered public accounting firm
PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110
Fund Shares are distributed by State Street Global Markets, LLC, a wholly-owned subsidiary of State Street Corporation.
State Street Global Markets, LLC; member FINRA, SIPC.
The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com
Please read the prospectus carefully before you invest.

State Street Global Advisors State Street Financial Center One Lincoln Street Boston, MA 02111 The investment return and principal value of an investment in the Funds will fluctuate in value, so that when shares are sold or redeemed they may be worth more or less than when they were purchased. ETFs trade like stocks, are subject to investment risk, fluctuate in market value and may trade at prices above or below the ETFs net asset value. Brokerage commissions and ETF expenses will reduce returns. SPDR STOXX Europe 50 ETF, SPDR EURO STOXX 50 ETF, SPDR S&P Emerging Asia Pacific ETF, SPDR S&P Russia ETF, SPDR S&P China ETF, SPDR S&P Emerging Markets ETF, SPDR S&P BRIC 40 ETF, SPDR S&P Emerging Europe ETF, SPDR S&P Emerging Latin America ETF, SPDR S&P Emerging Middle East & Africa ETF, SPDR S&P World ex-US ETF, SPDR S&P International Small Cap ETF, SPDR Dow Jones International Real Estate ETF, SPDR FTSE/ Macquarie Global Infrastructure 100 ETF, SPDR MSCI ACWI ex-US ETF, SPDR Russell/ Nomura PRIME Japan ETF, SPDR Russell/Nomura Small Cap Japan ETF, SPDR S&P International Dividend ETF, SPDR S&P International Mid Cap ETF, SPDR S&P Emerging Markets Small Cap ETF, SPDR Dow Jones Global Real Estate ETF, SPDR S&P Global Natural Resources ETF, SPDR S&P International Consumer Discretionary Sector ETF, SPDR S&P International Consumer Staples Sector ETF, SPDR S&P International Energy Sector ETF, SPDR S&P International Financial Sector ETF, SPDR S&P International Health Care Sector ETF, SPDR S&P International Industrial Sector ETF, SPDR S&P International Materials Sector ETF, SPDR S&P International Technology Sector ETF, SPDR S&P International Telecommunications Sector ETF, SPDR S&P International Utilities Sector ETF: In addition to the normal risks associated with equity investing, narrowly focused investments and investments in smaller companies typically exhibit higher volatility and price fluctuation. For all SPDR Index Shares Funds: International investments may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. In general, Fund shares can be expected to move up or down in value with the value of the applicable index. Although Fund shares may be bought and sold on the exchange through any brokerage account, Fund shares are not individually redeemable from the Fund. Investors may acquire Fund Shares and tender them for redemption through the Fund in Creation Unit Aggregations only. Please see the prospectus for more details. The Funds are not sponsored, endorsed, sold, or promoted by Dow Jones & Company, Time Inc., FTSE International Limited, Macquarie Bank Limited, The London Stock Exchange Place, The Financial Times Limited, Morgan Stanley Capital International Inc., Russell Investment Group and Standard & Poor’s. Neither do these companies make any representation regarding the advisability of investing in the Funds. The Funds are distributed by State Street Global Markets, LLC, a wholly-owned subsidiary of State Street Corporation. State Street Global Markets, LLC is a member of FINRA, SIPC. References to State Street may include State Street Corporation and its affiliates. Shares of the Funds are not insured by the FDIC or by another governmental agency; they are not obligations of the FDIC nor are they deposits or obligations of or guaranteed by State Street Bank and Trust Company. Fund shares are subject to investment risks, including possible loss of the principal invested. The Funds pay State Street for its services as investment advisor, custodian, administrator, securities lending agent, transfer agent and shareholder servicing agent. “SPDR” is a registered trademark of Standard & Poor Financial Services LLC (“S&P ”) and has been licensed for use by State Street Corporation. No financial product offered by State Street Corporation or its affiliates is sponsored, endorsed, sold or promoted by S&P or its Affiliates, and S&P and its affiliates make no representation, warranty or condition regarding the advisability of buying, selling or holding units/shares in such products. Further limitations and important information that could affect investors’ rights are described in the prospectus for the applicable product. This information must be preceded or accompanied by a current prospectus or summary prospectus. Read the prospectus carefully before you invest or send money. © 2011 State Street Corporation SPDR IDEX AR For more complete information, please call 866.787.2257 or visit spdrs.com today

Item 2. Code of Ethics.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). During the period covered by this report, no substantive amendments were made to the Code of Ethics. During the period covered by this report, the registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.
The Code of Ethics is attached hereto as Exhibit 12(a)(1).
Item 3. Audit Committee Financial Expert.
(a)(1) The Board of Trustees of the registrant has determined that the registrant has five Board members serving on the Audit Committee that possess the attributes identified in Instructions 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”
(2) Bonny Boatman, Dwight Churchill, David M. Kelly, Frank Nesvet and Carl Verboncoeur are the registrant’s audit committee financial experts. The Board also determined that each of the foregoing persons are not “interested person(s)” of the registrant as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees.
For the fiscal years ending September 30, 2011 and September 30, 2010, the aggregate audit fees billed for professional services rendered by the principal accountant were $576,600 and $534,800, respectively. The nature of the services are (1) auditing of the statements of assets and liabilities, related statements of operations and changes in net assets, and the financial highlights of each series of the registrant; (2) auditing and reporting on the financial statements to be included in the amendment to the registrant’s registration statement on Form N-1A to be filed with the Securities and Exchange Commission; (3) review of the amendment to the registration statement; (4) issuance of a Report on Internal Control for inclusion in the registrant’s Form N-SAR; and (5) Rule 17f-2 securities counts.
(b) Audit-Related Fees.
For the fiscal years ending September 30, 2011 and September 30, 2010, the principal accountant did not bill the registrant any fees for assurances and related services that are reasonably related to the performance of the audit of the registrant’s financial statements that are not reported under paragraph (a) of this Item.
(c) Tax Fees.
For the fiscal years ending September 30, 2011 and September 30, 2010, the aggregate tax fees billed for professional services rendered by the principal accountant were $272,550 and $256,000, respectively. Services included the review of the registrant’s federal, state and local income, franchise and other tax returns.
(d) All Other Fees.
There were no other fees billed by the principal accountant for the fiscal years ending September 30, 2011 and September 30, 2010.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.
The registrant’s Audit Committee Charter states the following with respect to pre-approval procedures:
Before the independent auditors are engaged by the Trust to render audit or non-audit services, either:
a.	The Audit Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) provided to the Trust. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. Any decision of any member to whom authority is delegated under this section shall be presented to the full Audit Committee at its next regularly scheduled meeting;

or
b.	The engagement to render the auditing service or permissible non-audit service is entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the investment adviser. The Audit Committee must be informed of each service entered into pursuant to the policies and procedures. A copy of any such policies and procedures shall be attached as an exhibit to the Audit Committee Charter.
c.	De Minimis Exceptions to Pre-Approval Requirements. Pre-Approval for a service provided to the Trust other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to the independent auditors during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee prior to the completion of the audit.
d.	Pre-Approval of Non-Audit Services Provided to the investment adviser and Certain Control Persons. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the independent auditors to (a) the investment adviser and (b) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust, if the independent auditors’ engagement with the investment adviser or any such control persons relates directly to the operations and financial reporting of the Trust. It shall be the responsibility of the independent auditors to notify the Audit Committee of any non-audit services that need to be pre-approved.
e.	Application of De Minimis Exception: The De Minimis exception set forth above applies to pre-approvals under this Section as well, except that the “total amount of revenues” calculation is based on the total amount of revenues paid to the independent auditors by the Trust and any other entity that has its services approved under this Section (i.e., the investment adviser or any control person).

(e)(2) Percentage of Services.
One hundred percent of the services described in each of paragraphs (b) through (d) of this Item were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) The aggregate non-audit fees for services rendered by the principal accountant to the registrant and its adviser and any entity controlling, controlled by, or under common control with the adviser that provided ongoing services to the registrant for the twelve months ended December 31, 2010 and December 31, 2009 were approximately $2,518,417 and $2,640,362, respectively. Such information is not readily available on a fiscal year basis.
(h) The principal accountant notified the registrant’s Audit Committee of all non-audit services that were rendered by the principal accountant to the registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the registrant’s Audit Committee to consider whether such services were compatible with maintaining the principal accountant’s independence.
Item 5. Disclosure of Audit Committees for Listed Companies.
The registrant has an audit committee which was established by the Board of Trustees of the registrant in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the registrant’s audit committee are Bonny Boatman, Dwight Churchill, Frank Nesvet, David Kelly and Carl Verboncoeur.
Item 6. Schedule of Investments.
The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to the registrant.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to the registrant.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to the registrant.
Item 10. Submission of Matters to a Vote of Security Holders.
Registrant has not adopted any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board.

Item 11. Controls and Procedures.
(a) Within 90 days of the filing date of this Form N-CSR, James E. Ross, the registrant’s President and Principal Executive Officer, and Chad C. Hallett, the registrant’s Treasurer and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures and evaluated their effectiveness. Based on their review, Messrs. Ross and Hallett determined that the disclosure controls and procedures adequately ensure that information required to be disclosed by the registrant in its periodic reports is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission.
(b) There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.
Item 12. Exhibits.
(a)(1) Code of Ethics referred to in Item 2.
(a)(2) Separate certifications required by Rule 30a-2 under the Investment Company Act of 1940 for each principal executive officer and principal financial officer of the registrant are attached.
(a)(3) Not applicable
(b) A single certification required by Rule 30a-2(b) under the Investment Company Act of 1940, Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 and Section 1350 of Chapter 63 of Title 18 of the United States Code for the principal executive officer and principal financial officer of the registrant is attached.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SPDR® Index Shares Funds
By:	/s/ James E. Ross
James E. Ross
President and Principal Executive Officer

Date: December 2, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James E. Ross
James E. Ross
President and Principal Executive Officer

Date: December 2, 2011

By:	/s/ Chad C. Hallett
Chad C. Hallett
Treasurer and Principal Financial Officer

Date: December 2, 2011